UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08495

GARTMORE MUTUAL FUNDS

(Exact name of registrant as specified in charter)

1200 RIVER ROAD, SUITE 1000, CONSHOHOCKEN, PENNSYLVANIA 19428

(Address of principal executive offices) (Zip code)

Eric Miller

1200 River Road

Suite 1000

Conshohocken, Pennsylvania 19428

(Name and address of agent for service)

Registrant’s telephone number, including area code: (484) 530-1300

Date of fiscal year end: October 31, 2005

Date of reporting period: October 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

October 31, 2005

Core Equity Series

Gartmore Large Cap Value Fund

Gartmore Mid Cap Growth Fund

Gartmore Small Cap Fund

Core Fixed Income Series

Gartmore Bond Fund

Gartmore Government Bond Fund

Gartmore Morley Enhanced Income Fund

Gartmore Short Duration Bond Fund

Gartmore Tax-Free Income Fund

www.gartmorefunds.com

Solutions.

UNITED STATES	UNITED KINGDOM	JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $82 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of Oct. 31, 2005.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $43 billion as of Oct. 31, 2005.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2005

Contents

2	Message to Shareholders
4	Market Perspectives

Core Equity Series
9	Gartmore Large Cap Value Fund
16	Gartmore Mid Cap Growth Fund
22	Gartmore Small Cap Fund

Core Fixed Income Series
39	Gartmore Bond Fund
47	Gartmore Government Bond Fund
53	Gartmore Morley Enhanced Income Fund
62	Gartmore Short Duration Bond Fund
68	Gartmore Tax-Free Income Fund

92	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended October 31, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

October 31, 2005

Dear Shareholders,

At times during the annual reporting period ended Oct. 31, 2005, it seemed as though a host of uncertain and unpredictable events coalesced into a “perfect storm” of market volatility.

Hurricane Katrina is one example. This Category 5 storm not only bore down on a major American city and its environs, it also had one of the country’s largest energy-Producing regions in its sights. If that weren’t enough, the storm occurred just as oil and natural gas prices were spiraling to record levels, concurrent with fears of a great strain on global supply and capacity.

On another front, the intent to better integrate the member nations of the European Union (EU) was dealt a blow by France’s repudiation of a proposed EU constitution, a move that called into question the EU’s long-term effectiveness. Within a matter of weeks, France itself was rocked by what initially appeared to be youthful unrest in one section of Paris. As riots spread across the country, however, the situation revealed a disturbing and broad-based economic condition; unemployment among France’s immigrant population is five times the national average, and the segment’s per capita income is 40% below the national average. The lingering sense is that a number of European countries will have to deal with a long-overlooked social and economic issue at a time when the EU is struggling to retain its authority.

These are just two examples illustrating that market volatility can be a function of unexpected, and sometimes unrelated, global events. The accompanying “Market Perspectives” commentary provides a more detailed analysis of the various economic and social factors that influenced the market during the past year. I’d like to focus on Gartmore’s view on how best to navigate uncertain domestic and global markets in the pursuit of acceptable investment returns.

Risk, regardless of its source, is part and parcel of investing. The challenge is to mitigate risk as much as possible through sound portfolio diversification. Gartmore is committed to offering a diverse range of equity, fixed-income and alternative investment solutions designed to capture global investment opportunities. The informed investment response to complex, volatile markets is to configure a series of diverse, uncorrelated, well-performingfunds into a dynamic portfolio. At Gartmore, we seek to provide the core and satellite investments needed to construct a broadly diversified investment portfolio.

Moreover, Gartmore believes that seasoned investment experts employing well-articulated and tested processes and aided by global research form the path to acceptable risk-adjusted returns. We hold a core belief that the ideas and insights of talented investment professionals can add quantifiable investment returns. In that regard, we are pleased to report that the returns of 30 of our 47 retail mutual funds (Class A at NAV) exceeded their respective benchmarks for the annual period ended Oct. 31, 2005.

The performance of a number of Gartmore’s funds from a variety of sectors and regions strengthens the case for holding uncorrelated investments. For example, the performance of the Gartmore Global Natural Resources Fund, which during the reporting period returned 65.51% (Class A at NAV) versus the Goldman Sachs Natural Resources Index return of 34.75%, was driven by escalating energy prices derived from increased global demand coupled with concerns about supply shortages. Within the energy sector, the Fund concentrated on smaller companies with higher capacity for growth. It is widely believed that energy will be in great demand for an extended period of time; therefore, the Fund will remain focused on the energy services sector companies that acquire, develop, and exploit oil and natural gas properties. The Wall Street Journal cited the Fund as a “Category King” in the Mutual Fund Monthly Review of Sept. 6, 2005.

The Gartmore Small Cap Fund garnered above-average returns during the reporting period, posting a 31.51% return (Class A at NAV) versus the Russell 2000® Index return of 12.08%. Most of the Fund’s outperformance came from strong stock selection in the information technology and energy sectors, in addition to astute sector allocations. Shortly after the close of the period, the Fund was cited in The Wall Street Journal as a “Category King” and noted as the second-best-performing fund in its respective sector for October 2005.

In addition, during the reporting period, Gartmore’s small-cap investment team was enhanced by the hiring of senior portfolio manager Jayne Stevlingson, who has managed small-cap funds at both OppenheimerFunds, Inc. and Morgan Stanley.

The case for broad global diversification was made through the performance of several of our non-U.S. funds during the reporting period. In comparison to equity prices in Europe and Japan, those in the United States were more muted during the past year, reflecting stretched valuations and increasing uncertainty in the outlook for consumers. The emerging markets, however, outperformed all other regions. Though its performance slightly lagged that of its benchmark, the Gartmore Emerging Markets Fund posted very strong returns of 30.02% (Class A at NAV) for the reporting period. The Gartmore International Growth Fund, returning 26.13%

2	Annual Report 2005

(Class A at NAV) versus the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index return of 20.06%, also benefited from the impressive performance of emerging-market and Pacific Rim equities. In addition, Latin American securities delivered notably robust performance on the back of strong commodity prices.

The Gartmore Worldwide Leaders Fund, which returned 23.44% (Class A at NAV) versus 13.27% for the MSCI World IndexSM, benefited from both domestic and international developments. Overall, U.S. growth remained strong in the face of inflationary worries, while both Europe and Japan showed increasing signs of recovery. European export growth increased due to the weak euro at the same time that Japan experienced rising real incomes and increased capital expenditures. As a result, the Fund’s largest regional contributors were the United States, the United Kingdom and Japan. The Fund also benefited from strong stock selection within the technology, financial services, health-care and energy sectors.

Despite considerable volatility in both the U.S. economy and the U.S. equity markets during the past year, the Gartmore U.S. Growth Leaders Fund handily outperformed the Standard & Poor’s (S&P) 500® Index return of 8.72% with a return of 17.31% (Class A at NAV). The Fund’s performance was almost exclusively driven by strong stock selection, particularly in the technology and consumer goods areas. Concurrently, the Gartmore U.S. Growth Leaders Long-Short Fund returned 6.09% (Class A at NAV) versus 2.68% for its benchmark, the Citigroup 3-Month T-Bill Index. Again, adept stock selection, coupled with strong sector allocations, drove the Fund’s outperformance.

In addition to a suite of actively managed funds, Gartmore provides packaged asset allocation and diversification solutions. The Gartmore Optimal Allocations Funds, launched in June 2004, consist primarily of various proprietary Gartmore funds offered in four varieties, calibrated to different levels of risk: Moderate, Moderately Aggressive, Aggressive and Specialty. We are very pleased to report that each of these Funds, which serve as complements to actively managed holdings, outperformed their respective composite benchmarks for the reporting period.

Fund Name	Fund Return*	Benchmark Return	Benchmark
Gartmore Optimal Allocations: Moderate	10.41%	7.56%	S&P 500 (40%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (40%)
Gartmore Optimal Allocations: Moderately Aggressive	12.77%	9.08%	S&P 500 (60%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (20%)
Gartmore Optimal Allocations: Aggressive	14.86%	10.67%	S&P 500 (70%); MSCI EAFE (25%); Lehman Brothers U.S. Aggregate (5%)
Gartmore Optimal Allocations: Specialty	14.59%	11.50%	S&P 500 (70%); MSCI EAFE (30%)
*All	Fund returns are Class A at NAV, as of Oct. 31, 2005.

As we head into 2006, the only constant is uncertainty, which is a companion to opportunity. The informed and experienced investment manager, supported by broad-based research and analysis, can discern the investment opportunities associated with volatility. In today’s global investment landscape, a host of variables exist that impact investment returns, both positively and negatively. At Gartmore, we put all of our resources into our goal of achieving acceptable risk-adjusted returns on behalf of our investors. We measure our investment success by your performance standards. We appreciate the trust you have placed in us, and we will continue to strive to fulfill your investment objectives in the coming year.

Wishing you a very happy and prosperous 2006,

Young D. Chin

Co-Global Chief Investment Officer-Equities

President and CEO

Gartmore Global Investments

2005 Annual Report	3

Market Perspectives

October 31, 2005

Market volatility continues, but with a positive trend

The one-year period ended Oct. 31, 2005, witnessed considerable quarter-to-quarter volatility. The past 12 months clearly have been rife with reasons to justify the wide swings in market pricing. Although the markets gave investors a bumpy ride, most of those who held on were rewarded, illustrated by the fact that, for the annual reporting period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index returned 18.59% and the Standard & Poor’s (S&P) 500® Index was up 8.72%.

A broad rally in global equity markets took hold in the final two months of 2004. International stocks, as represented by the MSCI EAFE Index, advanced 11.55% during this period, while the S&P 500 Index, a broad measure of the U.S. equity market, gained 7.59%.

As 2005 began, however, concerns about slack economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. To varying degrees, these concerns would continue to plague the equity markets for the remainder of the year. The overall global economy nonetheless proved resilient. In the United States, the economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%.

The dominant topic in 2005, particularly during the latter half of the year, was the continued impact of rising energy costs. As Hurricane Katrina barreled down on the energy-intensive Louisiana coast, the futures price of crude oil rose to a high of $70 per barrel while natural gas prices doubled–a classic one-two economic punch. A confluence of increased global demand, particularly from China, and concerns about supply shortages also contributed to energy price hikes.

Meanwhile, the Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. As September wound down, however, energy prices began to fall, though they still were far above their year-ago averages. Further, inflationary fears began to subside as the Fed displayed its confidence in the economy. Ben Bernanke was appointed the new Fed Chairman in October to replace Alan Greenspan, who retires at the end of his term in January 2006.

Toward the end of the reporting period, consumer sentiment began to lag. From August to September, the consumer confidence measure fell from 105.5 to 86.6. In August, wages and salaries increased by 6.6%, yet disposable income declined 0.1% along with personal spending, which fell 0.5%–the biggest drop in more than three years.

During the reporting period, energy and natural resource company profits surged alongside soaring energy costs and expanding global demand. In the telecommunications industry, on the other hand, the costs of consolidation muted returns. Domestically, within the S&P 500 Index for the entire reporting period, sector performance ranged from a high of 59% for health services (31% in the MSCI EAFE Index) to a low of –5% for consumer services (9% in the MSCI EAFE Index). Stocks in industrials, energy and distribution services delivered returns of 42%, 31% and 25% (43%, 24% and 46% in the MSCI EAFE Index), respectively, while stocks in consumer durables and communications delivered negative returns of –4% and –0.5% (14% and 5% in the MSCI EAFE Index), respectively.

Key trends for investors to watch

As we look toward the coming year, these are some of the key trends that we are paying particularly close attention to as we shape our investment strategies at Gartmore:

An aging population. During 2005, a landmark social milestone occurred when the leading edge of the baby boom generation reached 60 years of age. Since the early post-World War II years, the baby boomers, as one of the largest subsections of the U.S. population, have reshaped the social landscape in innumerable ways. This group’s retirement will continue the process. The country’s financial institutions, for example, will accelerate the re-engineering of their products and services toward wealth preservation, not just wealth generation. On the downside, though, the strain on many under-funded pension plans, in addition to the Social Security system, may reverberate through the markets in unexpected and unsettling ways.

Housing prices–up, down or sideways? The housing market remained strong during the reporting period, with 30-year fixed mortgage rates remaining below 6% for the

4	Annual Report 2005

majority of the time. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August. The robust housing market contributed much to the overall “wealth effect” for real estate investors. By the end of the reporting period, however, more pronounced signs of softening became evident.

One housing trend associated with the aging of the population: a wave of residential downsizing as retirees seek more practical, late-in-life living arrangements. Moreover, individuals are pulling back from the real estate speculation of the past few years as quick price appreciation has cooled in once-hot markets such as Las Vegas, Miami, Phoenix and San Diego.

The cost of socialization. During the past year, it has become even clearer that many corporations and countries must take a harder look at dealing with the burgeoning weight of socialization, which consists of, among other factors, health-care and retirement benefits. In fact, the future cost of socialization at both the corporate and country level will be of increasing concern in determining investment potential. Many longstanding business models and corporate policies will be revised in light of unsustainably heavy socialization costs.

France’s refusal to endorse the European Union (EU) constitution, for example, can be tied to the issue of socialization. Most observers believe that voters feared that a stronger EU would create an influx of cheap labor just as France was struggling to reduce high unemployment. In the United States, the issue of socialization was clearly evident in the United Auto Workers’ agreement with General Motors Corp. (GM) to cut health-care benefits for employees, retirees and their families. GM successfully argued that escalating pension and health-care benefits for a vast pool of retirees was forcing the enterprise into bankruptcy, which is a landmark shift in the auto industry’s historical model.

The international economic picture. In the latter part of 2005, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a sustainable recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

China’s economy grew rapidly during the reporting period. Despite ongoing criticism that governmental controls on the economy were overly rigid–particularly regarding commodity prices and imports/exports–China’s economy has largely stabilized and shows strong signs of continued growth. In fact, the government’s economic controls, once viewed as unduly prohibitive, are now credited with controlling what was becoming a dangerously overheated economy. For example, new factories were being developed in China at a rapid rate based on capital secured with minimal credit checks. Before long, some banks held portfolios with up to 45% nonperforming loans as a result of default. Government regulators subsequently mandated stricter credit rules and have even expressed a desire to improve China’s banks to such a degree that their credit quality would be attractive to foreign investors.

Throughout the first half of the year, the U.S. dollar continued its sustained, three-year decline versus benchmark currencies such as the euro. In mid-summer, however, the dollar reversed its multi-year trend. The dollar’s increase is due primarily to the strengthening U.S. economic outlook relative to the global platform and disappointment in European reform. In addition, two factors—the United Kingdom’s halting of interest-rate hikes and France’s vote against the EU constitution–have placed pressure on the euro, effectively bolstering the U.S. dollar.

The return of capital expenditures. As we look toward 2006, we are seeing a trend toward companies deploying large amounts of excess cash on their balance sheets. Since the 2000 market meltdown, many companies have relied on cash as their primary hedge against diminished revenues. Now, however, as the equity markets continue to recover, many of these firms are feeling the pressure either to put the money to work in various ways, such as toward acquisitions, or return the money to shareholders in the form of dividend payouts or share buybacks. The technology sector could be a notable beneficiary of this trend. Research and development as well as new product rollouts are key drivers in the technology industry, and both areas will be bolstered by increased spending.

Looking ahead

For the near term, investors will face a mixture of positive and negative factors. On the one hand, economic and corporate earnings growth is likely to slow in the coming months. Counterbalancing this slowdown could be positive sentiment surrounding the end of the Fed’s cycle of interest-rate hikes, which we anticipate will occur in the first half of 2006. If, as we expect, the peak in rates is accompanied by softening oil prices and a firm U.S. dollar, the investment environment should be favorable for equity markets.

2005 Annual Report	5

Market Perspectives

Continued

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.gartmorefunds.com

The opinions expressed herein are those of Gartmore Global Investments and may not come to pass.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations.

Index performance is provided for comparison purposes only; indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index. Market index performance is provided by a third party source that Gartmore deems reliable.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as short selling, short-term trading and investing in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

6	Annual Report 2005

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2005 Annual Report	7

Market Perspectives

Continued

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be volatile and carry high transaction costs.

While the Gartmore Bond Fund, the Gartmore Government Bond Fund, the Gartmore Short Duration Bond Fund and the Gartmore Morley Enhanced Income Fund invest primarily in securities of the U.S. government and its agencies, these Funds’ value is not guaranteed by these entities.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

For some investors, income from the Gartmore Tax-Free Income Fund may be subject to state and local taxes, and the Federal Alternative Minimum Tax.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12-months is available upon request.

Although third party information has been obtained from and is based on sources the Firm believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Commentary provided by Gartmore Global Investments, the investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

8	Annual Report 2005

Gartmore Large Cap Value Fund

For the annual period ended Oct. 31, 2005, the Gartmore Large Cap Value Fund (Class A at NAV) returned 12.63% versus 11.86% for its benchmark, the Russell 1000® Value Index. For broader comparison, the average return for the Fund’s peer category of Large Cap-Value Funds was 9.75%.

The reporting period was strong for the U.S. large-cap equity market. As a result of several factors–lower oil prices, the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–the large-cap equity market experienced most of its gains for the reporting period in November and December of 2004. Large-cap value stocks, as measured by the Russell 1000® Value Index, outperformed large-cap growth stocks, as measured by the Russell 1000® Growth Index, returning 11.86% versus 8.81% respectively.

Our rigorous investment process helped us to deliver competitive investment returns. Stock selection continued to drive performance. Fund results were strongest in the energy, utilities and materials sectors. Among the Fund’s holdings in the energy sector, the overweighting of oil refining and marketing companies contributed to positive Fund performance. Monsanto Co., a leading provider of agricultural products and technology-based solutions to farmers, was the standout performer among the Fund’s materials holdings. Edison International and Texas Utilities (TXU Corp.) were the Fund’s stalwarts in the utilities sector.

Fund performance was challenged in the information technology, telecommunication, and consumer staples sectors. Lucent Technologies, Verizon Communications, and Sara Lee were three of the portfolio’s main detractors of performance.

The Fund is positioned to perform in a stock market that rewards investing in undervalued companies, those that are experiencing improving fundamentals. For the past 12 months, the market trend has been to reward individual issues whose fundamentals are improving more than expected. The best proxy for this trend in our process is our forecast earnings momentum factor. During the past fiscal year, this factor has been our strongest and most consistent model. As a result, we have begun to place more emphasis on estimate revisions in our investment process. It is our belief that a sound value investment philosophy coupled with a focus on earnings momentum should be the winning strategy in this environment.

We continue to focus on delivering competitive, active large-cap value performance through the consistent use of quantitative stock selection and portfolio construction techniques. Given the high-profile nature of large-cap value stocks, achieving outperformance can be a challenge. We believe that the best route to success is adherence to our investment decision making process.

Portfolio Manager:

Peter Cahill

2005 Annual Report	9

Fund Performance	Gartmore Large Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	12.63%	5.53%	5.65%
	w/SC3	6.15%	4.28%	4.76%
Class B	w/o SC2	11.97%	4.84%	4.87%
	w/SC4	6.97%	4.51%	4.87%
Class C5	w/o SC2	11.98%	4.88%	4.90%
	w/SC6	10.98%	4.88%	4.90%
Class R7,8		12.73%	5.09%	5.05%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Large Cap Value Fund, the Russell 1000 Value Index (Russell 1000 Value)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Value is an unmanaged index of large capitalization value securities of U.S. companies included in the Russel 1000 Value Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10	Annual Report 2005

Shareholder Expense Example	Gartmore Large Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Large Cap Value Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,056.80	$7.52	1.45%
	Hypothetical	[1]	$1,000.00	$1,017.69	$7.40	1.45%
Class B	Actual		$1,000.00	$1,054.50	$10.67	2.06%
	Hypothetical	[1]	$1,000.00	$1,014.62	$10.51	2.06%
Class C	Actual		$1,000.00	$1,054.30	$10.67	2.06%
	Hypothetical	[1]	$1,000.00	$1,014.62	$10.51	2.06%
Class R	Actual		$1,000.00	$1,058.10	$6.95	1.34%
	Hypothetical	[1]	$1,000.00	$1,018.24	$6.84	1.34%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	11

Portfolio Summary	Gartmore Large Cap Value Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.7%
Cash Equivalents	1.2%
Other Investments*	8.8%
Liabilities in excess of Other Assets**	-8.7%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Oil & Gas	14.4%
Diversified Financials	13.3%
Banks	12.1%
Electric Utilities	6.6%
Insurance	6.2%
Diversified Telecommunication Services	5.4%
Pharmaceuticals	4.7%
Media	4.6%
Retail	3.1%
Real Estate	3.0%
Other Industries	26.6%

100.0%

Top Holdings***
Exxon Mobil Corp.	5.1%
Bank of America Corp.	4.5%
Citigroup, Inc.	4.5%
J.P. Morgan Chase & Co.	2.8%
ConocoPhillips	2.7%
ChevronTexaco Corp.	2.3%
Wachovia Corp.	2.1%
Wells Fargo Co.	2.1%
SBC Communications, Inc.	1.9%
Exelon Corp.	1.9%
Other Holdings	70.1%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

12	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Large Cap Value Fund

Common Stocks (98.7%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.6%)
Northrop Grumman Corp.	4,100	$219,965

Air Freight & Logistics (0.6%)
FedEx Corp.	2,400	220,632

Automobiles (0.5%)
Ford Motor Co. (c)	19,300	160,576

Banks (12.1%)
Bank of America Corp.	35,818	1,566,679
U.S. Bancorp	20,300	600,474
Wachovia Corp.	14,400	727,488
Washington Mutual, Inc.	14,748	584,003
Wells Fargo Co.	11,800	710,360

		4,189,004

Chemicals (2.1%)
Lyondell Chemical Co.	15,500	415,400
Monsanto Co.	5,000	315,050

		730,450

Communications Equipment (0.7%)
Lucent Technologies, Inc. (b) (c)	81,200	231,420

Computer Software & Services (0.6%)
Cognizant Technology Solutions Corp. (b)	4,600	202,308

Computers & Peripherals (2.0%)
Apple Computer, Inc. (b)	7,700	443,443
Hewlett-Packard Co.	8,700	243,948

		687,391

Diversified Financials (13.3%)
Citigroup, Inc.	33,960	1,554,689
Countrywide Credit Industries, Inc.	13,398	425,654
Fannie Mae	6,400	304,128
Goldman Sachs Group, Inc.	4,000	505,480
J.P. Morgan Chase & Co.	26,028	953,145
Merrill Lynch & Co., Inc.	7,500	485,550
Morgan Stanley Dean Witter & Co.	6,700	364,547

		4,593,193

Common Stocks (98.7%) Common Stocks (98.7%)

	Shares or Principal Amount	Value

Diversified Telecommunication Services (5.4%)
Bellsouth Corp.	23,500	$611,470
SBC Communications, Inc.	28,100	670,185
Verizon Communications, Inc.	18,500	582,935

		1,864,590

Electric Utilities (6.6%)
Duke Power Co. (c)	8,000	211,840
Edison International	11,600	507,616
Emerson Electric Co.	2,700	187,785
Entergy Corp.	3,800	268,736
Exelon Corp.	12,600	655,578
TXU Corp.	4,400	443,300

		2,274,855

Electronics — Military (0.8%)
L-3 Communications Holdings, Inc. (c)	3,600	280,152

Financial — Investment Banker/Broker (2.1%)
Lehman Brothers Holdings, Inc.	5,100	610,317
New Century Financial Corp. (c)	3,800	117,306

		727,623

Food & Beverages (2.7%)
Archer-Daniels-Midland Co.	16,500	402,105
Constellation Brands, Inc. (b)	16,700	393,118
Pilgrim’s Pride Corp. (c)	4,700	147,956

		943,179

Gas Utilities (1.0%)
Sempra Energy	7,900	349,970

Health Care Providers & Services (1.6%)
Aetna, Inc.	4,200	371,952
PacifiCare Health Systems, Inc. (b)	2,100	172,956

		544,908

Hotels & Motels (0.8%)
Marriott International, Inc., Class A	4,700	280,214

Household Products (0.6%)
Colgate-Palmolive Co.	3,600	190,656

2005 Annual Report	13

Statement of Investments (Continued)

October 31, 2005

Gartmore Large Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (6.2%)
Allstate Corp. (The)	7,900	$417,041
American International Group, Inc.	5,250	340,200
Genworth Financial, Inc., Class A	6,600	209,154
Hartford Financial Services Group, Inc.	4,900	390,775
Prudential Financial, Inc.	4,700	342,113
St. Paul Travelers Cos., Inc. (The)	9,700	436,791

		2,136,074

Machinery (0.8%)
Paccar, Inc.	4,150	290,583

Media (4.6%)
Comcast Corp. (b)	19,600	545,468
Time Warner, Inc.	36,700	654,361
Walt Disney Co. (The) (c)	15,600	380,172

		1,580,001

Metals & Mining (0.5%)
United States Steel Corp.	5,000	182,650

Multi-Sector Companies (1.5%)
General Electric Co.	8,200	278,062
Textron, Inc.	3,300	237,732

		515,794

Oil & Gas (14.4%)
Anadarko Petroleum Corp.	3,600	326,556
ChevronTexaco Corp.	13,800	787,566
ConocoPhillips	14,200	928,396
Devon Energy Corp.	6,800	410,584
Exxon Mobil Corp.	31,600	1,774,025
Tesoro Petroleum Corp.	4,900	299,635
Valero Energy Corp.	4,000	420,960

		4,947,722

Packaging & Containers (0.4%)
Sonoco Products Co. (c)	5,200	147,160

Paper & Forest Products (1.0%)
Georgia Pacific Corp.	10,700	348,071

	Shares or Principal Amount	Value

Pharmaceuticals (4.7%)
Bristol-Myers Squibb Co.	8,300	$175,711
Merck & Co., Inc.	12,200	344,284
Pfizer, Inc.	29,600	643,504
Wyeth	10,100	450,056

		1,613,555

Printing & Publishing (0.9%)
Donnelley (R.R.) & Sons Co.	8,600	301,172

Real Estate (3.0%)
General Growth Properties, Inc. (c)	9,200	390,816
HRPT Properties Trust (c)	14,600	159,286
MDC Holdings, Inc. (c)	4,500	308,700
Vornado Realty Trust (c)	2,200	178,200

		1,037,002

Retail (3.1%)
Abercrombie & Fitch Co.	4,900	254,751
Costco Wholesale Corp.	7,500	362,700
Federated Department Stores, Inc.	4,000	245,480
V.F. Corp.	3,900	203,775

		1,066,706

Software (0.5%)
BEA Systems, Inc. (b) (c)	20,500	180,810

Telecommunications (0.4%)
Comverse Technology, Inc. (b)	5,500	138,050

Tobacco (1.5%)
Altria Group, Inc.	6,800	510,340

Transportation (1.1%)
Yellow Roadway Corp. (b) (c)	8,000	363,600

Total Common Stocks		34,050,376

14	Annual Report 2005

Cash Equivalents (1.2%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $397,007)	$396,964	$396,964

Total Cash Equivalents		396,964

Short-Term Securities Held as Collateral for Securities

Lending (8.8%)

	Shares or Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$3,026,092	$3,026,092

Total Short-Term Securities Held as Collateral for Securities Lending		3,026,092

Total Investments (Cost $32,568,194) (a) — 108.7%		37,473,432

Liabilities in excess of other assets — (8.7)%		(3,009,350)

NET ASSETS — 100.0%		$34,464,082

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.

See notes to financial statements.

2005 Annual Report	15

Gartmore Mid Cap Growth Fund

For the annual period ended Oct. 31, 2005, the Gartmore Mid Cap Growth Fund (Class A at NAV) returned 14.42% versus 15.91% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 14.07%.

The year started with the markets facing headwinds of higher energy prices and higher interest rates. But later in the year, the markets turned decidedly positive, driven by good macro economic data and declining energy prices. Encouraged by this backdrop, investors put new money to work in the stock market. Mid Cap Growth Funds benefited as investors rotated from Large Cap and Small Cap stocks into Mid Cap stocks. The ensuing rally propelled the group to new highs for 2005.

The Fund’s investment objective continues to be to seek price appreciation and consistent investment returns by selecting high-quality, industry-leading companies that display strong growth potential at a reasonable valuation. We define high-quality stocks as those with the following characteristics: above market earnings growth, low debt-to-equity ratio and double-digit return on equity. In our experience, companies that exhibit sustainable competitive advantages and consistent earnings streams tend to perform well throughout a complete market cycle.

The Fund underperformed its benchmark during the period. This underperformance was largely a result of the Fund’s holdings in the Technology sector. Specifically, certain companies held in the portfolio experienced adverse operating conditions which pressured their shares in the market. These holdings included: Infospace, Mercury Interactive and Tibco, which were sold during the period.

Strong stock selection in the energy and health-care sectors contributed positively to the Fund’s return. Our selections in these sectors stemmed directly from our disciplined investment approach and our bottom-up stock selection process. Positive contributors included: EOG Resources, Inc.; XTO Energy Inc.; and Express Scripts, Inc.

We maintain a discipline of finding high-quality growth stocks, regardless of the prevailing market conditions. As we expected, during the past year cyclical and lower-quality company stocks performed very well, a typical occurrence in the first stage of an economic recovery. Looking forward, we feel that we are entering the second phase of an earnings recovery in which higher-quality companies with sustainable earnings growth tend to outperform. We continue to believe that we are protected on the downside by our careful attention to stock selection. Our core philosophy has not changed; therefore, the Fund remains relatively sector-neutral to the benchmark, since we prefer to let stock selections drive performance. We remain focused on high-quality companies with sustainable competitive advantages, strong balance sheets and industry-leading returns trading at reasonable multiples. We feel confident that our strategy will be rewarded throughout the complete market cycle.

Portfolio Manager:

Robert D. Glise

16	Annual Report 2005

Fund Performance	Gartmore Mid Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A2	w/o SC3	14.42%	18.10%
	w/SC4	7.82%	15.85%
Class B2	w/o SC3	13.65%	17.57%
	w/SC5	8.65%	16.87%
Class C2	w/o SC3	13.65%	17.57%
	w/SC6	12.65%	17.57%
Class R2,7		14.38%	18.00%
Institutional Class[7]		14.79%	18.38%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on October 1, 2002.

[2]	These returns included performance based on the Fund’s Institutional Class shares, which was achieved prior to the creation of Class A shares (3/5/03), Class B and Class C shares (8/21/03), and Class R shares (10/1/03). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C and Class R shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Class C and Class R would have been lower.
[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class shares the Gartmore MidCap Growth Fund, Russell MidCap Growth Index (Russell MidCap Growth)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell MidCap Growth–an unmanaged index of the stock of medium-size U.S. companies with a capitalization range of $0.9 billion to $18.1 billion as of October 31, 2005, gives a broad look at how the stock price of medium-size U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	17

Shareholder Expense Example	Gartmore Mid Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Mid Cap Growth Fund		Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,113.90	$7.62	1.43%
	Hypothetical[1]	$1,000.00	$1,017.79	$7.30	1.43%
Class B	Actual	$1,000.00	$1,110.10	$11.44	2.15%
	Hypothetical[1]	$1,000.00	$1,014.16	$10.97	2.15%
Class C	Actual	$1,000.00	$1,110.10	$11.44	2.15%
	Hypothetical[1]	$1,000.00	$1,014.16	$10.97	2.15%
Class R	Actual	$1,000.00	$1,113.40	$7.78	1.46%
	Hypothetical[1]	$1,000.00	$1,017.64	$7.45	1.46%
Institutional Class	Actual	$1,000.00	$1,115.30	$6.13	1.15%
	Hypothetical[1]	$1,000.00	$1,019.20	$5.87	1.15%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

18	Annual Report 2005

Portfolio Summary	Gartmore Mid Cap Growth Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	97.6%
Cash Equivalents	8.4%
Liabilities in excess of Other Assets	-6.0%

100.0%

Top Industries
Computer Software & Services	11.2%
Oil & Gas	8.8%
Retail	8.1%
Telecommunications	7.6%
Consumer Products	6.1%
Electronics	5.2%
Consumer & Commercial Services	4.6%
Medical Products & Services	4.6%
Financial Services	4.4%
Semiconductors	4.1%
Other Industries	35.3%

100.0%

Top Holdings*
L-3 Communications Holdings, Inc.	3.0%
XTO Energy, Inc.	2.5%
Marvel Technology Group Ltd.	2.4%
Patterson-UTI Energy, Inc.	2.1%
Investors Financial Services Corp.	2.0%
Jarden Corp.	2.0%
Business Objectives S.A. ADR–FR	2.0%
Neustar, Inc.	1.9%
Penn National Gaming, Inc.	1.9%
EOG Resources, Inc.	1.9%
Other Holdings	78.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	19

Statement of Investments

October 31, 2005

Gartmore Mid Cap Growth Fund

Common Stocks (97.6%)

	Shares or Principal Amount	Value

Aerospace & Defense (3.0%)
L-3 Communications Holdings, Inc.	1,750	$136,185

Banks (3.8%)
City National Corp.	880	64,574
North Fork Bancorp, Inc.	1,910	48,399
Zions Bancorp	850	62,450

		175,423

Business Services (3.1%)
ChoicePoint, Inc. (b)	1,480	62,545
Corporate Executive Board Co. (The)	990	81,813

		144,358

Computer Software & Services (11.2%)
Business Objectives S.A. ADR — FR (b)	2,650	90,815
eResearch Technology, Inc. (b)	2,900	41,557
Factset Research Systems, Inc.	1,740	61,022
Fiserv, Inc. (b)	1,490	65,083
Henry (Jack) & Associates, Inc.	2,320	41,714
Intuit, Inc. (b)	1,310	60,168
Mercury Interactive Corp. (b)	1,460	50,793
Navteq Corp. (b)	1,190	46,553
Network Appliance, Inc. (b)	2,120	58,003

		515,708

Construction (2.3%)
Centex Corp.	880	56,628
D.R. Horton, Inc.	1,683	51,651

		108,279

Consumer & Commercial Services (4.6%)
Alliance Data Systems Corp. (b)	1,880	66,853
Heartland Payment Systems, Inc. (b)	1,570	38,025
Rollins, Inc.	3,090	58,772
Total System Services, Inc.	2,280	48,587

		212,237

Consumer Products (6.1%)
Ball Corp.	990	38,976
Church & Dwight, Inc.	1,140	39,957
Fortune Brands, Inc.	500	37,985

	Shares or Principal Amount	Value

Consumer Products (continued)
Gildan Activewear, Inc., Class A (b)	2,030	$70,786
Jarden Corp. (b)	2,725	92,078

		279,782

Diagnostic Kits (1.2%)
Dade Behring Holdings, Inc.	1,590	57,256

Electronics (5.2%)
Amphenol Corp., Class A	1,600	63,952
Cabot Microelectronics Corp. (b)	1,440	42,336
Jabil Circuit, Inc. (b)	2,400	71,640
Microchip Technology, Inc.	2,080	62,754

		240,682

Energy (2.3%)
Headwaters, Inc. (b)	1,410	44,894
MDU Resources Group, Inc.	1,830	60,336

		105,230

Financial Services (4.4%)
Ameritrade Holdings Corp. (b)	2,200	46,266
BlackRock, Inc.	690	65,412
Investors Financial Services Corp.	2,420	92,396

		204,074

Gaming & Leisure (2.9%)
Penn National Gaming, Inc. (b)	3,030	89,537
Scientific Games Corp. (b)	1,440	43,142

		132,679

Healthcare (3.2%)
Express Scripts, Inc. (b)	910	68,623
St. Jude Medical, Inc. (b)	1,620	77,874

		146,497

Insurance (1.3%)
W.R. Berkley Corp.	1,350	58,995

Medical Products & Services (4.6%)
Biomet, Inc.	1,110	38,661
Fisher Scientific International, Inc. (b)	930	52,545
Kinetic Concept, Inc. (b)	1,001	35,936
ResMed, Inc. (b)	2,180	83,124

		210,266

20	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil & Gas (8.8%)
EOG Resources, Inc.	1,300	$88,114
Kinder Morgan, Inc.	660	59,994
Patterson-UTI Energy, Inc.	2,840	96,929
World Fuel Services Corp.	1,460	46,574
XTO Energy, Inc.	2,650	115,169

		406,780

Pharmaceuticals (2.7%)
Barr Pharmaceuticals, Inc. (b)	1,080	62,046
IVAX Corp. (b)	2	57
Kos Pharmaceuticals, Inc. (b)	1,010	60,600

		122,703

Retail (8.1%)
Bed, Bath & Beyond, Inc. (b)	1,370	55,512
Coach, Inc. (b)	2,230	71,761
Copart, Inc. (b)	1,970	46,078
Office Depot, Inc. (b)	2,430	66,898
Staples, Inc.	2,660	60,462
Williams Sonoma, Inc. (b)	1,850	72,354

		373,065

Schools (1.2%)
Education Management Corp. (b)	1,820	56,129

Scientific Instruments (0.7%)
Waters Corp. (b)	950	34,390

Security & Commodity Exchanges (1.4%)
Chicago Mercantile Exchange	180	65,727

Semiconductors (4.1%)
KLA-Tencor Corp.	1,440	66,658
Marvel Technology Group Ltd. (b)	2,370	109,991
Tessera Technologies, Inc. (b)	450	12,555

		189,204

Telecommunications (7.6%)
ADC Telecommunications, Inc. (b)	2,820	49,209
Amdocs Ltd. ADR (b)	1,810	47,911
Comverse Technology, Inc. (b)	2,320	58,232
Flir Systems, Inc. (b)	1,430	29,973
Neustar, Inc. (b)	2,930	89,658
NII Holdings, Inc. (b)	910	75,457

		350,440

	Shares or Principal Amount	Value

Transportation (2.3%)
Knight Transportation, Inc.	1,970	$53,604
Oshkosh Truck Corp.	1,180	51,401

		105,005

Waste Disposal (1.5%)
Stericycle, Inc. (b)	1,190	68,496

Total Common Stocks		4,499,590

Cash Equivalents (8.4%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $388,912)	$388,870	388,870

Total Cash Equivalents		388,870

Total Investments (Cost $4,230,989) (a) — 106.0%		4,888,460

Liabilities in excess of other assets — (6.0)%		(275,270)

NET ASSETS — 100.0%		$4,613,190

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

ADR	American Depositary Receipt
FR	France

See notes to financial statements.

2005 Annual Report	21

Gartmore Small Cap Fund

For the annual period ended Oct. 31, 2005, the Gartmore Small Cap Fund (Class A at NAV) returned 31.51% versus 12.08% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 13.22%.

Equity markets rallied in the last fiscal quarter of 2004 before slowing in early 2005, as investors took profits amid growing concerns that the Federal Reserve Board’s measured increases in interest rates might slow economic growth. Small-cap stocks experienced a period of difficulty, given the circumstances, and the mindset of many market analysts shifted toward large caps.

Strong stock selection during the reporting period led the Fund to outperform its benchmark handily, while sector allocations added a modest amount of value. Market sentiment shifted considerably during the year, favoring our contrarian investment style. We took a more aggressive stance in the Fund at the close of 2004 and then in early 2005 moved toward companies offering stable growth. As the market weakened in April, we purchased beaten-down stocks, particularly within the technology industry.

Most of the Fund’s positive performance came from the information technology and energy sectors. Lightbridge, Inc. led the Fund’s technology sector holdings and has been a top-10 Fund performer throughout the reporting period. The company, which processes credit cards for Internet providers, initially focused on small, startup businesses but has since moved toward higher-growth businesses and has been rewarded for doing so. Of note in the Fund’s energy sector holdings was Parallel Petroleum Corp., a small energy and petroleum company with high growth potential that experienced significant gains as demand increased. We began investing in the stock as we saw strong value coming from operations in the Barnett Shale (a natural gas field) and Wolfcamp (an oil-producing zone), both located in Texas. Among the Fund’s health-care holdings, Alnylam Pharmaceuticals Inc. posted strong numbers following several research breakthroughs.

While no sectors generated negative returns for the Fund, a few individual stocks detracted, including DRYSHIPS INC. and Adolor Corp. DRYSHIPS, which transports coal and other mined minerals in aluminum cars, initially appeared attractive, but the market soon became saturated as rival manufacturers took advantage of cheap production costs, cutting into DRYSHIPS’ profitability. Adolor experienced a sharp drop in December 2004, following reports that trials of its new drug failed to produce significant improvement compared with a placebo.

As the end of 2005 approaches and we look toward 2006, two key issues surrounding small-cap stocks stand out. First, we believe that, when the Fed stops raising interest rates, we will see a significant market rally, and that rally will be led by small-cap stocks. Second, high levels of cash are sitting on corporate balance sheets, and plenty of private equity money is available. As companies and investors put this money to work, purchasing businesses and making other large-scale investments, we believe the first beneficiaries will be small- and mid-cap companies. While we wait for these situations to play out, we continue to apply our disciplined, bottom-up stock selection process, along with our dual strategy of buying into weakness that is not substantiated by our research, and selling into strength that is not accompanied by improvement in a company’s fundamentals.

Portfolio Managers:

William Gerlach, Charles Purcell and Gary Haubold, CFA

22	Annual Report 2005

Fund Performance	Gartmore Small Cap Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	31.51%	11.57%	12.60%
	w/SC3	23.96%	10.26%	11.65%
Class B	w/o SC2	30.72%	10.83%	11.91%
	w/SC4	25.72%	10.57%	11.91%
Class C5	w/o SC2	30.67%	10.87%	11.93%
	w/SC6	29.67%	10.87%	11.93%
Class R7,9		31.47%	11.05%	12.06%
Institutional Class[8,9]		31.93%	11.81%	12.82%
Institutional Service Class[9]		31.91%	11.78%	12.80%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on November 2, 1998.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (06/29/04) include the performance of the Fund’s Institutional Service Class shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	23

Shareholder Expense Example	Gartmore Small Cap Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Small Cap Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,217.90	$9.62	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.33	$8.78	1.72%
Class B	Actual		$1,000.00	$1,214.30	$13.12	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class C	Actual		$1,000.00	$1,213.90	$13.11	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class R	Actual		$1,000.00	$1,217.50	$9.78	1.75%
	Hypothetical	[1]	$1,000.00	$1,016.18	$8.93	1.75%
Institutional Service Class	Actual		$1,000.00	$1,220.00	$8.90	1.59%
	Hypothetical	[1]	$1,000.00	$1,016.98	$8.12	1.59%
Institutional Class	Actual		$1,000.00	$1,219.60	$7.55	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.19	$6.89	1.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

24	Annual Report 2005

Portfolio Summary	Gartmore Small Cap Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	96.6%
Cash Equivalents	1.9%
Other Investments*	19.3%
Liabilities in excess of Other Assets**	-17.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Oil & Gas	8.4%
Computer Software & Services	7.4%
Insurance	6.3%
Banking	5.6%
Real Estate Investment Trusts	5.6%
Financial Services	5.1%
Telecommunications	4.5%
Transportation	3.6%
Pharmaceuticals	3.4%
Retail	3.4%
Other Industries	46.7%

100.0%

Top Holdings***
Gevity HR, Inc.	1.6%
WebMethods, Inc.	1.5%
Interwoven, Inc.	1.5%
Integrated Device Technology, Inc.	1.5%
Ruby Tuesday, Inc.	1.4%
KKR Financial Corp.	1.3%
Consolidated Communications Holdings, Inc.	1.2%
Lightbridge, Inc.	1.2%
Platinum Underwriter Holdings Ltd.	1.2%
U.S.I. Holdings Corp.	1.1%
Other Holdings	86.5%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	25

Statement of Investments

October 31, 2005

Gartmore Small Cap Fund

Common Stocks (96.6%)

	Shares or Principal Amount	Value

Advertising (0.6%)
Dex Media, Inc.	11,577	$312,232

Aircraft Parts (0.3%)
Hexcel Corp. (b) (c)	9,680	153,137
K&F Industries Holdings, Inc. (b)	404	6,319

		159,456

Airlines (0.4%)
Frontier Airlines, Inc. (b)	21,103	199,423

Auto Parts & Equipment (0.7%)
Pep Boys-Manny, Moe & Jack, Inc. (c)	5,215	71,967
Wabash National Corp. (c)	15,029	276,684

		348,651

Banking (5.6%)
Centerstate Bank of Florida, Inc.	3,380	115,427
Colonial BancGroup, Inc. (The)	6,095	148,413
East West Bancorp, Inc.	1,842	70,530
First Commonwealth Financial Corp.	13,386	176,294
Mainsource Financial Group, Inc. (c)	19,732	358,530
National Penn Bancshares, Inc.	7,500	147,075
Placer Sierra Bankshares	15,457	416,103
S.Y. Bancorp, Inc.	6,020	142,915
Signature Bank (b)	8,648	250,792
State National Banchshares, Inc. (b)	9,700	237,650
Tompkins Trustco, Inc.	1,591	70,179
UCBH Holdings, Inc.	22,312	388,229
Wintrust Financial Corp.	4,505	241,828

		2,763,965

Beverages (0.6%)
Coca-Cola Bottling Co. Consolidated	6,545	298,517

Book Publishing (1.0%)
Readers Digest Association	33,827	518,230

Business Services & Equipment (2.4%)
Acxiom Corp.	16,819	358,917
Ariba, Inc. (b) (c)	33,902	264,775
Dexcom, Inc. (b)	11,084	144,203

	Shares or Principal Amount	Value

Business Services & Equipment (continued)
Duratek, Inc. (b) (c)	27,747	$395,950
Per-Se Technologies, Inc. (b) (c)	1,600	35,568

		1,199,413

Chemicals (1.5%)
Huntsman Corp. (b)	24,042	477,955
UAP Holding Corp.	15,210	290,511

		768,466

Coal (1.2%)
Alpha Natural Resources (b)	3,127	74,266
Arch Coal, Inc. (c)	2,644	203,773
Natural Resources Partners	6,503	330,743

		608,782

Communication Equipment (0.8%)
Polycom, Inc. (b)	25,699	393,195

Computer Software & Services (7.4%)
Actuate Corp. (b)	123,808	352,853
Compuware Corp. (b)	22,738	183,950
eResearch Technology, Inc. (b) (c)	2,000	28,660
Extreme Networks, Inc. (b)	82,801	399,929
Kanbay International ,Inc. (b)	18,944	276,204
Mentor Graphics Corp. (b)	43,504	359,778
Mercury Interactive Corp. (b) (c)	7,011	243,913
Motive, Inc. (b) (c)	42,616	155,122
Omicell, Inc. (b) (c)	14,068	149,121
SSA Global Technologies, Inc. (b)	27,497	430,328
TIBCO Software, Inc. (b)	45,120	342,461
WebMethods, Inc. (b) (c)	107,632	749,118

		3,671,437

Construction & Building Materials (2.1%)
Hughes Supply, Inc.	4,039	135,105
Interline Brands, Inc. (b)	11,404	222,720
Technical Olympic USA, Inc. (c)	15,520	328,093
Terex Corp. (b)	6,215	341,638

		1,027,556

Consumer Goods & Services (1.3%)
Maidenform Brands, Inc. (b)	12,628	158,987
Nautilus Group, Inc. (c)	10,489	190,166
Tupperware Corp.	13,301	304,991

		654,144

26	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Copper (0.1%)
Southern Copper Corp. (c)	1,275	$70,304

Distribution (1.3%)
Bell Microproducts, Inc. (b) (c)	15,613	107,574
Nash Finch Co. (c)	5,427	168,562
Owens & Minor, Inc.	7,828	230,534
Spectrum Brands, Inc. (b)	5,521	114,285

		620,955

Electronics (2.6%)
Aeroflex, Inc. (b)	22,593	204,693
Celestica, Inc. (b)	46,905	448,411
Lipman Electronic Engineering Ltd. (b)	14,900	331,078
LTX Corp. (b)	80,741	277,749
Molecular Devices Corp. (b)	600	13,440

		1,275,371

Energy (0.8%)
Calpine Corp. (b) (c)	15,180	36,128
CMS Energy Corp. (b)	9,683	144,374
Headwaters, Inc. (b) (c)	561	17,862
NRG Energy, Inc. (b) (c)	4,180	179,782

		378,146

Engineering (0.8%)
URS Corp. (b)	9,550	386,107

Entertainment (0.7%)
4Kids Entertainment, Inc. (b) (c)	8,208	140,028
Carmike Cinemas, Inc.	9,509	209,959

		349,987

Financial Services (5.1%)
BankUnited Financial Corp. (c)	12,862	305,087
Calamos Asset Management, Inc.	5,600	136,024
Investors Financial Services Corp. (c)	6,410	244,734
iPayment Holdings, Inc. (b)	4,650	167,214
KKR Financial Corp.	29,095	649,401
Lazard Ltd., Class A (c)	8,838	228,462
MCG Capital Corp. (c)	10,588	174,914
NBC Capital Corp.	9,712	239,498
Waddell & Reed Financial	8,247	158,177
Wilmington Trust Corp.	5,842	221,470

		2,524,981

	Shares or Principal Amount	Value

Food & Related (0.4%)
Lance, Inc. (c)	12,188	$213,656

Gaming & Leisure (0.4%)
Boyd Gaming Corp.	4,881	201,341

Healthcare (1.3%)
Covance, Inc. (b)	3,552	172,805
Digene Corp. (b) (c)	2,500	75,500
Hythiam, Inc. (b)	10,387	58,167
PSS World Medical, Inc. (b) (c)	12,467	173,665
Sierra Health Services, Inc. (b) (c)	270	20,250
Symbion, Inc. (b)	3,000	67,890
WebMD Health Corp., Class A (b)	1,700	44,404
Wellcare Health Plans, Inc. (b) (c)	1,000	31,500

		644,181

Hospitals (0.2%)
Amedisys, Inc. (b)	1,805	68,969
Triad Hospitals, Inc. (b)	695	28,585

		97,554

Insurance (6.3%)
Aspen Insurance Holdings Ltd.	20,300	491,057
EMC Insurance Group, Inc.	17,404	321,974
Endurance Specialty Holdings Ltd.	7,850	260,306
KMG America Corp. (b)	5,000	43,000
PartnerRe Ltd.	3,094	197,150
Phoenix Companies, Inc. (The) (c)	21,324	276,146
Platinum Underwriter Holdings Ltd. (c)	20,787	592,221
PMI Group, Inc. (The) (c)	9,870	393,616
U.S.I. Holdings Corp. (b) (c)	40,647	534,508

		3,109,978

Internet (3.2%)
Interwoven, Inc. (b) (c)	77,889	732,157
Matrix One, Inc. (b) (c)	72,832	367,073
RADWARE Ltd. (b)	25,389	467,411

		1,566,641

Machinery (2.6%)
Advanced Energy Industries, Inc. (b)	22,912	246,304
Blount International, Inc. (b)	11,989	190,146
Gorman-Rupp Co.	14,988	349,220

2005 Annual Report	27

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Machinery (continued)
Pentair, Inc. (c)	9,765	$317,265
Regal-Beloit Corp.	5,659	180,126

		1,283,061

Manufacturing (1.8%)
Actuant Corp. (c)	6,485	315,820
Fleetwood Enterprises, Inc. (b) (c)	15,424	170,435
Grant Prideco, Inc. (b)	6,819	265,191
Packaging Corporation of America	6,207	125,940

		877,386

Medical (3.1%)
Adolor Corp. (b)	17,332	183,719
Advanced Medical Optics, Inc. (b)	1,595	56,910
Atricure, Inc. (b)	7,000	84,980
Cutera, Inc. (b) (c)	4,995	136,863
Immucor, Inc. (b)	15,706	407,099
Keryx Biopharmaceuticals, Inc. (b) (c)	4,900	70,805
LHC Group, Inc. (b)	17,687	286,529
Momenta Pharmaceuticals, Inc. (b)	5,498	118,372
Nektar Therapeutic (b)	1,481	22,304
Neurometrix, Inc. (b) (c)	2,200	81,906
Vnus Medical Technologies (b) (c)	8,725	89,257

		1,538,744

Oil & Gas (8.4%)
Airgas, Inc.	17,636	498,570
Alon USA Energy, Inc. (b)	8,412	164,034
Bronco Drilling Co., Inc. (b)	8,033	194,720
Carrizo Oil & Gas (b) (c)	4,930	127,884
CNX Gas Corp. (b)	11,000	228,250
Denbury Resources, Inc. (b)	4,440	193,717
Dresser-Rand Group, Inc. (b)	2,395	51,972
Energy Partners Ltd. (b) (c)	3,347	84,913
Enterprise GP Holdings LP	7,676	274,801
FMC Technologies, Inc. (b)	470	17,136
Global Industries Ltd. (b)	880	11,185
Grey Wolf, Inc. (b)	24,850	190,848
Hercules Offshore, Inc. (b)	24,460	532,493
Hydril Co. (b)	250	16,585
National-Oilwell, Inc. (b)	2,685	167,732
Noble Energy, Inc.	478	19,144
Parallel Petroleum (b)	12,262	162,226

	Shares or Principal Amount	Value

Oil & Gas (continued)
Rossetta Resources, Inc. (b)	1,637	$30,285
Rowan Cos., Inc.	5,018	165,544
Swift Energy Co. (b) (c)	2,960	129,234
Ultra Petroleum Corp. (b) (c)	3,315	174,004
Warren Resources, Inc. (b) (c)	18,241	282,188
Willbros Group, Inc. (b) (c)	7,850	122,539
Williams Scotsman International, Inc. (b)	18,682	284,901

		4,124,905

Paper & Related Products (1.5%)
Bowater, Inc. (c)	4,303	114,030
Ennis, Inc. (c)	21,994	376,097
Smurfit-Stone Container Corp. (b)	23,894	252,321

		742,448

Pharmaceuticals (3.4%)
Acadia Pharmaceuticals, Inc. (b)	29,143	306,002
Alnylam Pharmaceuticals, Inc. (b)	22,373	215,005
Human Genome Sciences, Inc. (b) (c)	5,000	41,750
MGI Pharma, Inc. (b) (c)	2,867	53,785
NBTY, Inc. (b)	14,836	296,868
Nitromed, Inc. (b) (c)	2,773	45,117
NPS Pharmaceuticals, Inc. (b)	5,000	49,300
Nuvelo, Inc. (b) (c)	40,053	336,445
OSI Pharmaceuticals, Inc. (b) (c)	980	22,834
Panacos Pharmaceuticals, Inc. (b)	33,487	264,547
Perrigo Co.	4,300	57,491

		1,689,144

Radio (0.8%)
Radio One, Inc., Class D (b)	16,537	195,136
Westwood One, Inc.	9,771	180,764

		375,900

Real Estate Investment Trusts (5.6%)
American Financial Realty Trust	20,080	247,185
Deerfield Triarc Capital Corp. (b)	28,831	373,938
Global Signal, Inc. (c)	7,796	323,144
Home Properties, Inc.	6,774	263,170
Hospitality Properties Trust	7,245	287,627
Lexington Corporate Properties Trust	12,776	278,261

28	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Liberty Property Trust, Inc.	3,309	$137,952
Strategic Hotel Capital, Inc.	3,786	64,324
United Dominion Realty Trust, Inc.	17,449	386,146
Universal Health Realty Income Trust	6,469	210,566
Washington Real Estate Investment Trust	7,348	219,338

		2,791,651

Restaurants (2.4%)
Lone Star Steakhouse & Saloon, Inc.	19,338	499,114
Ruby Tuesday, Inc. (c)	31,175	683,044

		1,182,158

Retail (3.4%)
1-800-FLOWERS.COM, Inc. (b)	52,189	354,363
AC Moore Arts & Crafts, Inc. (b) (c)	15,321	210,817
Dollar Tree Stores, Inc. (b)	8,126	175,197
DSW, Inc., Class A (b)	8,967	186,693
Linens ‘n Things, Inc. (b)	14,097	354,399
PETCO Animal Supplies, Inc. (b)	6,243	118,679
The Pantry, Inc. (b)	6,947	268,779

		1,668,927

Semiconductors (2.6%)
Integrated Device Technology, Inc. (b) (c)	73,473	725,913
Mattson Technology, Inc. (b) (c)	16,979	133,964
Novellus Systems, Inc. (b)	3,429	74,958
Semtech Corp. (b) (c)	24,537	370,018

		1,304,853

Services (2.2%)
Gevity HR, Inc. (c)	31,014	798,301
ServiceMaster Co.	22,597	284,270

		1,082,571

Steel (0.7%)
AK Steel Holding Corp. (b) (c)	18,013	125,911
L.B. Foster Co. (b)	700	9,030
NS Group, Inc. (b)	2,405	83,237
Steel Dynamics, Inc. (c)	4,389	135,927

		354,105

	Shares or Principal Amount	Value

Telecommunications (4.5%)
Arris Group, Inc. (b)	17,388	$143,799
Cincinnati Bell, Inc. (b) (c)	27,743	109,862
Consolidated Communications	46,545	617,187
Holdings, Inc.
Lightbridge, Inc. (b)	74,554	603,887
Tekelec (b) (c)	28,098	385,505
Valor Communications Group	29,932	381,034

		2,241,274

Tire & Rubber (0.1%)
Cooper Tire & Rubber Co.	4,082	55,760

Transportation (3.6%)
Arlington Tankers Ltd. (c)	3,843	85,584
Eagle Bulk Shipping, Inc.	3,070	45,497
Fairpoint Communications, Inc.	32,430	443,317
Genco Shipping & Trading Ltd. (b)	9,260	152,142
Greenbrier Cos., Inc. (The) (c)	6,446	177,587
Hornbeck Offshore Services, Inc. (b)	1,560	50,248
RailAmerica, Inc. (b) (c)	23,826	282,338
Rush Enterprises, Inc., Class A (b)	16,009	241,096
Seaspan Corp. (b)	2,970	55,717
StealthGas, Inc. (b)	19,220	251,397

		1,784,923

Utilities (0.1%)
Great Plains Energy, Inc. (c)	2,275	65,315

Waste Management (0.7%)
Allied Waste Industries, Inc. (b) (c)	14,301	116,410
WCA Waste Corp. (b)	25,713	228,846

		345,256

Total Common Stocks		47,871,050

2005 Annual Report	29

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Fund (Continued)

Cash Equivalents (1.9%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $962,814)	$962,709	$962,709

Total Cash Equivalents		962,709

Short-Term Securities Held as Collateral for Securities

Lending (19.3%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$9,567,168	$9,567,168

Total Short-Term Securities Held as Collateral for Securities Lending		9,567,168

Total Investments (Cost $57,947,745) (a) — 117.8%		58,400,927

Liabilities in excess of other assets — (17.8)%		(8,820,849)

NET ASSETS — 100.0%		$49,580,078

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	All or part of the security was on loan as of October 31, 2005.

See notes to financial statements.

30	Annual Report 2005

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Large Cap Value Fund	Gartmore Mid Cap Growth Fund	Gartmore Small Cap Fund
Assets:
Investments, at value (cost $32,171,230; $3,842,119; and $56,985,036; respectively)	$37,076,468	$4,499,590	$57,438,218
Repurchase agreements, at cost and value	396,964	388,870	962,709

Total Investments	37,473,432	4,888,460	58,400,927

Cash	—	—	—
Interest and dividends receivable	47,071	1,957	53,023
Receivable for capital shares issued	54,058	2,707	1,613,896
Receivable for investments sold	—	106,098	1,849,790
Prepaid expenses and other assets	10,578	25,009	10,402

Total Assets	37,585,139	5,024,231	61,928,038

Liabilities:
Payable to adviser	—	14,345	9,831
Payable for investments purchased	—	391,440	2,648,971
Payable for capital shares redeemed	49,980	—	53,264
Payable for return of collateral received for securities on loan	3,026,092	—	9,567,168
Accrued expenses and other payables
Investment advisory fees	21,647	2,879	36,520
Fund administration and transfer agent fees	2,963	916	5,723
Distribution fees	11,136	691	13,642
Administrative servicing fees	4,141	28	5,921
Trustee fees	82	11	87
Other	5,016	731	6,833

Total Liabilities	3,121,057	411,041	12,347,960

Net Assets	$34,464,082	$4,613,190	$49,580,078

Represented by:
Capital	$28,146,007	$3,689,697	$41,910,348
Accumulated net investment income (loss)	30,211	—	—
Accumulated net realized gains (losses) on investment transactions	1,382,626	266,022	7,216,548
Net unrealized appreciation (depreciation) on investments	4,905,238	657,471	453,182

Net Assets	$34,464,082	$4,613,190	$49,580,078

See notes to financial statements.

2005 Annual Report	31

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund		Gartmore Small Cap Fund
Net Assets:
Class A Shares	$28,231,989		$1,677,868		$40,538,644
Class B Shares	1,342,270		173,088		2,301,611
Class C Shares	4,888,490		230,385		5,468,216
Class R Shares	1,333		1,274		151,959
Institutional Service Class Shares	—		—		22
Institutional Class Shares	—		2,530,575		1,119,626

Total	$34,464,082		$4,613,190		$49,580,078

Shares outstanding (unlimited number of shares authorized)
Class A Shares	2,147,766		107,874		2,218,176
Class B Shares	103,562		11,290		131,921
Class C Shares	378,611		15,028		312,828
Class R Shares	103		82		8,619
Institutional Service Class Shares	—		—		1
Institutional Class Shares	—		161,495		60,346

Total	2,630,042		295,769		2,731,891

Net asset value and redemption price per share:
Class A Shares	$13.14		$15.55		$18.28
Class B Shares (a)	$12.96		$15.33		$17.45
Class C Shares (b)	$12.91		$15.33		$17.48
Class R Shares	$12.97	(c)	$15.51	(c)	$17.63
Institutional Service Class Shares	$—		$—		$18.52	(c)
Institutional Class Shares	$—		$15.67		$18.55

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.94		$16.50		$19.40

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

32	Annual Report 2005

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Large Cap Value Fund	Gartmore Mid Cap Growth Fund	Gartmore Small Cap Fund
INVESTMENT INCOME:
Interest income	$9,089	$5,550	$18,898
Dividend income (net of foreign withholding tax of $0; $0; and $72; respectively)	795,162	16,349	386,700
Income from securities lending	2,319	—	30,056

Total Income	806,570	21,899	435,654

Expenses:
Investment advisory fees	240,514	30,209	301,067
Fund administration and transfer agent fees	42,524	8,528	42,812
Distribution fees Class A	69,441	4,021	68,947
Distribution fees Class B	12,182	1,712	17,723
Distribution fees Class C	30,725	2,561	12,025
Distribution fees Class R	4	4	396
Administrative servicing fees Class A	37,458	289	35,567
Administrative servicing fees Institutional Service Class	—	—	15
Registration and filing fees	42,572	39,960	45,536
Trustee fees	1,278	149	1,251
Other	20,791	3,807	21,883

Total expenses before reimbursed expenses	497,489	91,240	547,222
Earnings credit (note 5)	(554)	(72)	(1,897)
Expenses reimbursed	(8,421)	(36,261)	(3,826)

Total Expenses	488,514	54,907	541,499

Net Investment Income (Loss)	318,056	(33,008)	(105,845)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,593,142	289,653	7,924,590
Net change in unrealized appreciation/depreciation on investments	630,826	257,619	(99,177)

Net realized/unrealized gains (losses) on investments	3,223,968	547,272	7,825,413

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$3,542,024	$514,264	$7,719,568

See notes to financial statements.

2005 Annual Report	33

Statements of Changes in Net Assets

October 31, 2005

	Gartmore Large Cap Value Fund		Gartmore Mid Cap Growth Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$318,056	$233,483	$(33,008)	$(29,413)
Net realized gains (losses) on investment and futures transactions	2,593,142	2,132,903	289,653	165,111
Net change in unrealized appreciation/depreciation on investment and futures transactions	630,826	1,107,554	257,619	39,576

Change in net assets resulting from operations	3,542,024	3,473,940	514,264	175,274

Distributions to Class A Shareholders from:
Net investment income	(292,757)	(220,622)	—	—
Net realized gains on investments	—	—	(71,449)	(32,733)

Distributions to Class B Shareholders from:
Net investment income	(5,475)	(2,646)	—	—
Net realized gains on investments	—	—	(7,217)	(3,048)

Distributions to Class C Shareholders from:
Net investment income	(15,770)	(1,900)	—	—
Net realized gains on investments	—	—	(10,728)	(10,833)

Distributions to Class R Shareholders from:
Net investment income	(15)	(8)	—	—
Net realized gains on investments	—	—	(54)	(28)

Distributions to Institutional Class Shareholders from:
Net realized gains on investments	—	—	(75,664)	(36,735)

Change in net assets from shareholder distributions	(314,017)	(225,176)	(165,112)	(83,377)

Change in net assets from capital transactions	4,663,284	(2,476,365)	869,394	1,376,384

Change in net assets	7,891,291	772,399	1,218,546	1,468,281

Net Assets:
Beginning of period	26,572,791	25,800,392	3,394,644	1,926,363

End of period	$34,464,082	$26,572,791	$4,613,190	$3,394,644

Accumulated net investment income (loss)	$30,211	$26,172	$—	$—

See notes to financial statements.

34	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Small Cap Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(105,845)	$(232,437)
Net realized gains (losses) on investment and futures transactions	7,924,590	11,135,777
Net change in unrealized appreciation/depreciation on investment and futures transactions	(99,177)	(6,692,971)

Change in net assets resulting from operations	7,719,568	4,210,369

Distributions to Class A Shareholders from:
Net realized gains on investments	(2,870,561)	(260,898)

Distributions to Class B Shareholders from:
Net realized gains on investments	(192,097)	(17,857)

Distributions to Class C Shareholders from:
Net realized gains on investments	(25,187)	(1,102)

Distributions to Class R Shareholders from:
Net realized gains on investments	(138)	—

Distributions to Institutional Service Class Shareholders from:
Net realized gains on investments	(894)	(282,808)

Distributions to Institutional Class Shareholders from:
Net realized gains on investments	(18,313)	—

Change in net assets from shareholder distributions	(3,107,190)	(562,665)

Change in net assets from capital transactions	20,140,520	(20,059,066)

Change in net assets	24,752,898	(16,411,362)

Net Assets:
Beginning of period	24,827,180	41,238,542

End of period	$49,580,078	$24,827,180

Accumulated net investment income (loss)	$—	$—

See notes to financial statements.

2005 Annual Report	35

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Large Cap Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$10.96	0.10	(0.98)	(0.88)	(0.10)	—	(0.10)	$9.98	(8.07%	)	$27,824	1.15%		0.96%		1.64%		0.47%		156.09%
Year Ended October 31, 2002	$9.98	0.08	(0.82)	(0.74)	(0.08)	(0.41)	(0.49)	$8.75	(7.98%	)	$23,581	1.36%		0.81%		1.48%		0.69%		91.03%
Year Ended October 31, 2003	$8.75	0.10	1.69	1.79	(0.10)	—	(0.10)	$10.44	20.57%		$24,800	1.39%		1.06%		1.47%		0.98%		77.28%
Year Ended October 31, 2004	$10.44	0.10	1.35	1.45	(0.10)	—	(0.10)	$11.79	13.92%		$24,846	1.39%		0.91%		1.45%		0.84%		58.61%
Year Ended October 31, 2005	$11.79	0.15	1.34	1.49	(0.14)	—	(0.14)	$13.14	12.63%		$28,232	1.44%		1.09%		1.47%		1.06%		67.00%

Class B Shares
Year Ended October 31, 2001 (d)	$10.84	0.02	(0.98)	(0.96)	(0.02)	—	(0.02)	$9.86	(8.84%	)	$528	1.90%		0.21%		3.24%		(1.13%	)	156.09%
Year Ended October 31, 2002	$9.86	0.01	(0.80)	(0.79)	(0.02)	(0.41)	(0.43)	$8.64	(8.53%	)	$576	2.02%		0.14%		2.17%		(0.01%	)	91.03%
Year Ended October 31, 2003	$8.64	0.03	1.67	1.70	(0.04)	—	(0.04)	$10.30	19.80%		$751	2.00%		0.43%		2.08%		0.35%		77.28%
Year Ended October 31, 2004	$10.30	0.03	1.33	1.36	(0.03)	—	(0.03)	$11.63	13.25%		$982	2.00%		0.29%		2.06%		0.22%		58.61%
Year Ended October 31, 2005	$11.63	0.06	1.33	1.39	(0.06)	—	(0.06)	$12.96	11.97%		$1,342	2.06%		0.46%		2.08%		0.44%		67.00%

Class C Shares
Period Ended October 31, 2001 (e)	$11.21	0.02	(1.34)	(1.32)	(0.04)	—	(0.04)	$9.85	(11.82%	)(g)	$58	1.90%	(h)	0.11%	(h)	3.94%	(h)	(1.93%	)(h)	156.09%
Year Ended October 31, 2002	$9.85	0.01	(0.79)	(0.78)	(0.03)	(0.41)	(0.44)	$8.63	(8.50%	)	$80	2.03%		0.13%		2.15%		0.01%		91.03%
Year Ended October 31, 2003	$8.63	0.04	1.66	1.70	(0.05)	—	(0.05)	$10.28	19.77%		$248	2.00%		0.38%		2.08%		0.30%		77.28%
Year Ended October 31, 2004	$10.28	0.03	1.33	1.36	(0.04)	—	(0.04)	$11.60	13.25%		$743	2.00%		0.21%		2.06%		0.14%		58.61%
Year Ended October 31, 2005	$11.60	0.06	1.33	1.39	(0.08)	—	(0.08)	$12.91	11.98%		$4,888	2.06%		0.34%		2.07%		0.34%		67.00%

Class R Shares
Period Ended October 31, 2003 (f)	$9.92	—	0.39	0.39	—	—	—	$10.31	3.93%	(g)	$1	1.60%	(h)	0.48%	(h)	2.06%	(h)	0.02%	(h)	77.28%
Year Ended October 31, 2004	$10.31	0.08	1.33	1.41	(0.08)	—	(0.08)	$11.64	13.71%		$1	1.54%		0.75%		1.86%		0.42%		58.61%
Year Ended October 31, 2005	$11.64	0.15	1.33	1.48	(0.15)	—	(0.15)	$12.97	12.73%		$1	1.33%		1.18%		1.38%		1.12%		67.00%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

36	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d) (e)	$9.88	(0.08)	4.04	3.96	—	—	$13.84	40.08%	(i)	$522	1.40%	(j)	(1.02%	)(j)	7.09%	(j)	(6.71%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.13)	0.87	0.74	(0.37)	(0.37)	$14.21	5.44%		$1,463	1.40%		(0.98%	)	2.51%		(2.08%	)	94.56%
Year Ended October 31, 2005	$14.21	(0.13)	2.16	2.03	(0.69)	(0.69)	$15.55	14.42%		$1,678	1.42%		(0.87%	)	2.38%		(1.84%	)	68.86%

Class B Shares
Period Ended October 31, 2003 (e) (f)	$13.17	(0.05)	0.72	0.67	—	—	$13.84	5.09%	(i)	$18	2.15%	(j)	(1.82%	)(j)	7.76%	(j)	(7.43%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.20)	0.84	0.64	(0.37)	(0.37)	$14.11	4.70%		$153	2.15%		(1.74%	)	3.27%		(2.86%	)	94.56%
Year Ended October 31, 2005	$14.11	(0.24)	2.15	1.91	(0.69)	(0.69)	$15.33	13.65%		$173	2.15%		(1.61%	)	3.11%		(2.56%	)	68.86%

Class C Shares
Period Ended October 31, 2003 (f)	$13.17	(0.05)	0.72	0.67	—	—	$13.84	5.09%	(i)	$1	2.15%	(j)	(1.87%	)(j)	7.55%	(j)	(7.27%	)(j)	74.46%
Year Ended October 31, 2004	$13.84	(0.23)	0.87	0.64	(0.37)	(0.37)	$14.11	4.70%		$224	2.15%		(1.72%	)	3.17%		(2.74%	)	94.56%
Year Ended October 31, 2005	$14.11	(0.27)	2.18	1.91	(0.69)	(0.69)	$15.33	13.65%		$230	2.15%		(1.60%	)	3.18%		(2.64%	)	68.86%

Class R Shares
Period Ended October 31, 2003 (g)	$13.08	(0.01)	0.79	0.78	—	—	$13.86	5.96%	(i)	$1	1.75%	(j)	(1.54%	)(j)	7.41%	(j)	(7.20%	)(j)	74.46%
Year Ended October 31, 2004	$13.86	(0.17)	0.86	0.69	(0.37)	(0.37)	$14.18	5.06%		$1	1.66%		(1.27%	)	2.63%		(2.24%	)	94.56%
Year Ended October 31, 2005	$14.18	(0.15)	2.17	2.02	(0.69)	(0.69)	$15.51	14.38%		$1	1.49%		(0.97%	)	2.53%		(2.00%	)	68.86%

Institutional Class Shares
Period Ended October 31, 2002 (h)	$10.00	(0.01)	0.27	0.26	—	—	$10.26	2.60%	(i)	$1,026	1.15%	(j)	(0.69%	)(j)	20.62%	(j)	(20.16%	)(j)	3.74%
Year Ended October 31, 2003	$10.26	(0.09)	3.69	3.60	—	—	$13.86	35.09%		$1,384	1.15%		(0.76%	)	5.96%		(5.56%	)	74.46%
Year Ended October 31, 2004	$13.86	(0.10)	0.88	0.78	(0.37)	(0.37)	$14.27	5.73%		$1,553	1.15%		(0.72%	)	2.26%		(1.83%	)	94.56%
Year Ended October 31, 2005	$14.27	(0.07)	2.16	2.09	(0.69)	(0.69)	$15.67	14.79%		$2,531	1.15%		(0.61%	)	1.98%		(1.43%	)	68.86%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 5, 2003 (commencement of operations) through October 31, 2003.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from August 21, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(h)	For the period from October 1, 2002 (commencement of operations) through October 31, 2002.
(i)	Not annualized.
(j)	Annualized.

See notes to financial statements.

2005 Annual Report	37

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)		Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$13.12	(0.02)	—	(1.23)	(1.25)	(1.08)	(1.08)	$10.79	(10.09%	)	$21,190		1.35%		(0.17%	)	2.00%		(0.82%	)	119.03%
Year Ended October 31, 2002	$10.79	(0.02)	—	(1.16)	(1.18)	—	—	$9.61	(10.94%	)	$20,290		1.51%		(0.24%	)	1.72%		(0.45%	)	111.00%
Year Ended October 31, 2003	$9.61	(0.05)	—	4.12	4.07	—	—	$13.68	42.35%		$21,198		1.59%		(0.37%	)	1.70%		(0.48%	)	100.05%
Year Ended October 31, 2004	$13.68	(0.09)	0.05	2.12	2.08	(0.17)	(0.17)	$15.59	15.33%		$23,023		1.59%		(0.55%	)		(j)		(j)	341.57%
Year Ended October 31, 2005	$15.59	(0.03)	—	4.65	4.62	(1.93)	(1.93)	$18.28	31.51%		$40,539		1.67%		(0.27%	)	1.69%		(0.28%	)	292.46%

Class B Shares
Year Ended October 31, 2001	$13.02	(0.09)	—	(1.24)	(1.33)	(1.08)	(1.08)	$10.61	(10.84%	)	$854		2.10%		(0.93%	)	3.74%		(2.57%	)	119.03%
Year Ended October 31, 2002	$10.61	(0.09)	—	(1.13)	(1.22)	—	—	$9.39	(11.50%	)	$950		2.17%		(0.89%	)	2.41%		(1.13%	)	111.00%
Year Ended October 31, 2003	$9.39	(0.10)	—	4.00	3.90	—	—	$13.29	41.53%		$1,368		2.20%		(1.00%	)	2.30%		(1.10%	)	100.05%
Year Ended October 31, 2004	$13.29	(0.17)	0.05	2.04	1.92	(0.17)	(0.17)	$15.04	14.57%		$1,496		2.20%		(1.16%	)		(j)		(j)	341.57%
Year Ended October 31, 2005	$15.04	(0.12)	—	4.46	4.34	(1.93)	(1.93)	$17.45	30.72%		$2,302		2.29%		(0.88%	)	2.32%		(0.90%	)	292.46%

Class C Shares
Period Ended October 31, 2001 (d)	$11.33	(0.04)	—	(0.66)	(0.70)	—	—	$10.63	(6.18%	)(g)	$20		2.10%	(h)	(1.26%	)(h)	5.62%	(h)	(4.78%	)(h)	119.03%
Year Ended October 31, 2002	$10.63	(0.09)	—	(1.13)	(1.22)	—	—	$9.41	(11.48%	)	$28		2.17%		(0.90%	)	2.47%		(1.20%	)	111.00%
Year Ended October 31, 2003	$9.41	(0.09)	—	3.99	3.90	—	—	$13.31	41.45%		$89		2.20%		(1.04%	)	2.31%		(1.15%	)	100.05%
Year Ended October 31, 2004	$13.31	(0.13)	0.05	2.01	1.93	(0.17)	(0.17)	$15.07	14.62%		$180		2.20%		(1.16%	)		(j)		(j)	341.57%
Year Ended October 31, 2005 (i)	$15.07	(0.17)	—	4.51	4.34	(1.93)	(1.93)	$17.48	30.67%		$5,468		2.33%		(1.00%	)	2.33%		(1.00%	)	292.46%

Class R Shares
Period Ended October 31, 2004 (e)	$14.03	(0.09)	0.05	1.11	1.07	—	—	$15.10	7.63%	(g)	$1		1.73%	(h)	(0.63%	)(h)		(j)		(j)	341.57%
Year Ended October 31, 2005	$15.10	(0.03)	—	4.49	4.46	(1.93)	(1.93)	$17.63	31.47%		$152		1.74%		(0.25%	)	1.74%		(0.25%	)	292.46%

Institutional Service Class Shares
Year Ended October 31, 2001	$13.15	—	—	(1.23)	(1.23)	(1.08)	(1.08)	$10.84	(9.90%	)	$4,485		1.20%		(0.04%	)	1.79%		(0.63%	)	119.03%
Year Ended October 31, 2002	$10.84	(0.01)	—	(1.16)	(1.17)	—	—	$9.67	(10.79%	)	$5,856		1.38%		(0.11%	)	1.57%		(0.30%	)	111.00%
Year Ended October 31, 2003	$9.67	(0.02)	—	4.14	4.12	—	—	$13.79	42.61%		$18,584		1.45%		(0.35%	)	1.54%		(0.44%	)	100.05%
Year Ended October 31, 2004 (i)	$13.79	(0.06)	0.05	2.11	2.10	(0.17)	(0.17)	$15.72	15.43%		$7		1.45%		(0.39%	)		(j)		(j)	341.57%
Year Ended October 31, 2005	$15.72	0.11	—	4.62	4.73	(1.93)	(1.93)	$18.52	31.91%		$—	(k)	1.49%		0.76%		1.58%		0.68%		292.46%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$15.64	(0.01)	0.05	0.07	0.11	—	—	$15.75	0.70%	(g)	$120		1.20%	(h)	(0.22%	)(h)		(j)		(j)	341.57%
Year Ended October 31, 2005	$15.75	0.01	—	4.72	4.73	(1.93)	(1.93)	$18.55	31.93%		$1,120		1.32%		0.12%		1.32%		0.12%		292.46%

(a) Excludes sales charge.	(g) Not annualized.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.	(h)Annualized. (i) Net investment income (loss) is based on average shares outstanding during the period. (j) There were no fee reductions during the period. (k) The amount is less than $1,000.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

38	Annual Report 2005

Gartmore Bond Fund

For the annual period ended Oct. 31, 2005, the Gartmore Bond Fund (Class A at NAV) returned 1.87% versus 0.80% for its benchmark, the Lehman Brothers Government/Credit Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of Corporate Debt Funds A Rated was 0.98%.

The Federal Reserve Board continued to raise the federal funds rate during the past year, moving from 1.75% to 3.75%, as of Oct. 31, 2005. The Treasury yield curve flattened dramatically as compared to that of the previous year. During the past year, the two-year Treasury rose in yield by 179 basis points, while the 30-year Treasury fell in yield by 8 basis points.

Early in the reporting period, the Fund reduced its holdings in the intermediate part of the Treasury yield curve. The reduction of intermediate holdings aided Fund performance. As the Treasury yield curve flattens, intermediate bonds underperform. Toward the end of the reporting period, General Motors Acceptance Corp. bonds increased in value due to General Motors’ announcement that it planned to sell off a majority stake in the unit to regain investment-grade ratings. An overweight in General Motors Acceptance Corp. bonds relative to the benchmark Index added to Fund performance. The duration of the Fund was modestly shorter than that of the benchmark, which also aided Fund performance.

During the coming months, we will begin to evaluate moving back into intermediate bonds, because this typically is the time for the yield curve to begin to steepen once the Fed finishes raising interest rates. The Fund will remain adequately diversified to mitigate exposure to credit-specific risk.

We expect investment-grade corporate bonds to remain somewhat more volatile with the dislocation caused by U.S. automaker difficulties and leveraged buyout fears. We will carefully monitor the Fund’s corporate holdings and reduce those that we believe may be at risk of underperforming relative to the benchmark.

Portfolio Managers:

Gary S. Davis, CFA and Mabel C. Brown

2005 Annual Report	39

Fund Performance	Gartmore Bond Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	1.87%	6.82%	5.72%
	w/SC3	-3.01%	5.78%	5.21%
Class B4	w/o SC2	1.18%	6.17%	5.24%
	w/SC5	-3.70%	5.85%	5.24%
Class C6	w/o SC2	1.18%	6.13%	5.45%
	w/SC7	0.20%	6.13%	5.45%
Class D8	w/o SC2	2.15%	7.09%	5.93%
	w/SC9	-2.45%	6.12%	5.44%
Class R1,10		1.81%	6.87%	5.82%
Class X1	w/o SC2	1.44%	6.26%	5.29%
	w/SC5	-3.45%	5.94%	5.29%
Class Y1	w/o SC2	1.44%	6.23%	5.50%
	w/SC7	0.46%	6.23%	5.50%
Institutional Class[1,10]		2.30%	7.11%	5.93%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01), Class R shares (10/1/03), and Institutional Class shares (6/29/04) . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Bond Fund, the Lehman Brothers Government/Credit Bond Index (LBG/CBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LBG/CBI is an unmanaged index of government and corporate bonds-gives a broad look at how the prices of U.S. government and corporate bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

40	Annual Report 2005

Shareholder Expense Example	Gartmore Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Bond Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,004.10	$5.61	1.11%
	Hypothetical	[1]	$1,000.00	$1,019.40	$5.67	1.11%
Class B	Actual		$1,000.00	$1,000.70	$8.98	1.78%
	Hypothetical	[1]	$1,000.00	$1,016.03	$9.09	1.78%
Class C	Actual		$1,000.00	$1,000.70	$8.93	1.77%
	Hypothetical	[1]	$1,000.00	$1,016.08	$9.03	1.77%
Class D	Actual		$1,000.00	$1,006.50	$4.20	0.83%
	Hypothetical	[1]	$1,000.00	$1,020.82	$4.24	0.83%
Class R	Actual		$1,000.00	$1,004.80	$5.76	1.14%
	Hypothetical	[1]	$1,000.00	$1,019.25	$5.82	1.14%
Class X	Actual		$1,000.00	$1,002.50	$8.23	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.78	$8.32	1.63%
Class Y	Actual		$1,000.00	$1,002.50	$8.23	1.63%
	Hypothetical	[1]	$1,000.00	$1,016.78	$8.32	1.63%
Institutional Class	Actual		$1,000.00	$1,006.80	$3.89	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.12	$3.93	0.77%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	41

Portfolio Summary	Gartmore Bond Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	46.4%
U.S. Government Sponsored & Agency Obligations	24.6%
Commercial Paper	14.2%
Commercial Mortgage Backed Securities	8.0%
Asset Backed Securities	5.6%
Principal Only Bond	1.0%
Yankee Bond	0.9%
Taxable Municipal Bonds	0.5%
Other Investments*	1.4%
Liabilities in excess of Other Assets**	-2.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Federal National Mortgage Association	8.2%
U.S. Treasury Bonds	8.0%
Financial / Miscellaneous	7.3%
Commercial Services	7.2%
U.S. Treasury Notes	4.9%
Utilities	3.4%
Airlines	3.4%
Federal Home Loan Mortgage Corporation	3.2%
Oil & Gas	3.0%
Paper & Forest Products	2.7%
Other Industries	48.7%

100.0%

Top Holdings
U.S. Treasury Bonds, 5.50%, 08/15/28	7.0%
Kitty Hawk, 4.05%, 11/01/05	3.4%
U.S. Treasury Notes, 4.25%, 08/15/15	3.3%
Federal Home Loan Mortgage Corporation, 3.50%, 07/01/18	3.2%
Bristol-Myers Squibb PP, 4.01%, 11/03/05	3.0%
American General Finance Corp., 4.01%, 11/07/05	2.9%
Federal National Mortgage Association, 7.30%, 05/25/10	2.8%
Countrywide Home Loans, 4.08%, 11/01/05	2.7%
Becton, Dickinson & Co., 4.03%, 11/01/05	2.2%
Willamette Industries, Inc., 7.35%, 07/01/26	1.8%
Other Holdings	67.7%

100.0%

42	Annual Report 2005

Statement of Investments

October 31, 2005

Asset Back Securities (5.6%)

	Principal Amount	Value

Ameriquest Mortgage Securities, Inc., 7.14%, 02/25/33	$1,000,000	$1,003,106
Chase Funding Mortgage Loan, 6.24%, 01/25/13	1,398,760	1,418,584
Residential Asset Mortgage Products, Inc., 2002-RSI-AI5, 5.91%, 01/25/32	1,180,302	1,179,261
Residential Funding Securities Corp. 2003-RM2-AI3, 4.50%, 05/25/33	1,000,000	964,456
Salomon Smith Barney Recreational Vehicle Trust, 6.30%, 04/15/16	1,000,000	1,012,829
Structured Asset Securities Corp., Series 2004-6XS, Class A6, 4.63%, 03/25/34	1,000,000	968,910

Total Asset Backed Securities		6,547,146

Commercial Mortgage Backed Securities (8.0%)
Banks (0.8%)
ABN Amro Mortgage Corp., Class A23, 5.50%, 06/25/33	1,000,000	994,495

Commercial Services (7.2%)
Commercial Mortgage, Series 2001-J1A, Class B, 6.61%, 02/16/34 (b)	1,000,000	1,062,557
Heller Financial Commercial Mortgage Asset, 6.85%, 05/15/31	2,000,000	2,096,967
JP Morgan Chase Commercial Mortgage Securities, 6.26%, 03/15/33	2,000,000	2,101,191
Merrill Lynch Mortgage Investors, Inc., 7.56%, 09/15/09	1,938,189	2,079,758
Nomura Asset Securities Corp., 6.69%, 03/15/30	1,000,000	1,077,637

		8,418,110

Total Commercial Mortgage Backed Securities		9,412,605

Corporate Bonds (46.4%)

	Principal Amount	Value

Air Freight & Couriers (0.9%)
Federal Express Corp., 7.63%, 01/01/15	$1,000,000	$1,064,130

Airlines (3.4%)
America West Airlines, Series A, 6.85%, 07/02/09	339,309	334,868
Continental Airlines, Inc., Class A-2, Series 98-3, 6.32%, 11/01/08	1,000,000	988,599
Southwest Airlines Co., Class A-1, Series 01-1, 5.10%, 05/01/06	787,842	788,212
United Air Lines, Inc., 6.60%, 09/01/13	1,910,000	1,864,078

		3,975,757

Automobiles (1.7%)
Daimlerchrysler, Inc., 7.30%, 01/15/12	1,000,000	1,070,827
Nissan Motor Acceptance, 4.63%, 03/8/10 (b)	1,000,000	972,898

		2,043,725

Banks (0.8%)
Rabobank Cap III, 5.25%, 12/29/49	1,000,000	964,836

Computers (0.6%)
Digital Equipment Corp., 7.75%, 04/01/23	575,000	648,572

Construction & Building Materials (1.4%)
Caterpillar, Inc., 9.38%, 08/15/11	500,000	602,174
Masco Corp., 6.75%, 03/15/06	1,000,000	1,007,528

		1,609,702

Electronics (0.9%)
Texas Instruments, Inc., 6.13%, 02/01/06	1,000,000	1,003,306

Financial Leasing Company (0.4%)
Xtra, Inc., 6.88%, 03/15/06	430,000	432,543

2005 Annual Report	43

Gartmore Bond Fund

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Fund (Continued)

Corporate Bonds (Continued)

	Principal Amount	Value

Financial Miscellaneous (7.3%)
Block Financial Corp., 8.50%, 04/15/07	$1,000,000	$1,048,657
Countrywide Financial, 3.50%, 12/19/05	1,000,000	999,008
Ford Motor Credit Co., 7.38%, 02/01/11	500,000	469,599
General Motors Acceptance Corp., 6.75%, 12/01/14	500,000	478,118
International Lease Finance Corp., 5.75%, 10/15/06	1,000,000	1,006,302
John Deere Capital Corp., 4.50%, 08/25/08	1,000,000	989,317
OMX Timber Fin Inv LLC, Class A1, 5.42%, 01/29/20	1,000,000	990,370
Regions Financial Corp., 7.00%, 03/01/11	1,600,000	1,742,241
SLM Corp., 4.21%, 12/15/08	1,000,000	1,000,462

		8,724,074

Food & Related (2.4%)
McCormick & Co., Inc., 6.40%, 02/01/06	1,000,000	1,004,897
Whitman Corp., 7.29%, 09/15/26	1,500,000	1,771,365

		2,776,262

Hotels & Casinos (1.9%)
Harrah’s Operating Co., Inc., 7.88%, 12/15/05	1,200,000	1,204,500
MGM Mirage, Inc., 6.75%, 08/01/07	1,000,000	1,010,000

		2,214,500

Insurance (1.9%)
AMBAC, Inc., 9.38%, 08/01/11	1,000,000	1,196,537
Ohio Casualty Corp., 7.30%, 06/15/14	1,000,000	1,061,523

		2,258,060

Machinery & Capital Goods (1.1%)
Clark Equipment Co., 8.00%, 05/01/23	1,000,000	1,248,707

Medical Equipment & Supplies (2.6%)
Bard (C.R.) Inc., 6.70%, 12/01/26	1,000,000	1,117,493
Baxter Finco BV, 4.75%, 10/15/10	1,000,000	981,963
Guidant Corp., 6.15%, 02/15/06	1,000,000	1,004,630

		3,104,086

	Principal Amount	Value

Mortgage Bankers & Brokers (1.2%)
Enterprise Mortgage Acceptance Co., 6.63%, 01/15/25	$2,000,000	$1,364,137

Motor Vehicle Parts & Accessories (2.5%)
Eaton Corp., 8.88%, 06/15/19	1,500,000	1,930,001
Pennzoil-Quaker State, 10.00%, 11/01/08	1,000,000	1,050,000

		2,980,001

Natural Gas (2.6%)
Columbia Energy Group, 6.80%, 11/28/05	2,000,000	2,003,302
ONEOK, Inc., 7.75%, 08/15/06	1,000,000	1,019,701

		3,023,003

Nuclear Energy (0.8%)
USEC, Inc., 6.63%, 01/20/06	1,000,000	992,500

Office Furniture (0.9%)
Herman Miller, Inc., 7.13%, 03/15/11	1,000,000	1,073,835

Oil & Gas (3.0%)
Kinder Morgan, Inc., 6.50%, 09/01/12	1,500,000	1,587,333
Pemex Project Funding Master Trust, 5.75%, 12/15/15 (b)	1,000,000	971,000
Sempra Energy, 6.95%, 12/01/05	1,000,000	1,001,859

		3,560,192

Paper & Forest Products (2.7%)
Temple-Inland, Inc., 7.88%, 05/01/12	1,000,000	1,090,386
Willamette Industries, Inc., 7.35%, 07/01/26	2,000,000	2,108,670

		3,199,056

Security Brokers & Dealers (0.8%)
Nuveen Investments, 5.50%, 09/15/15	1,000,000	971,041

Telecommunications (1.3%)
US West Communications, Inc., 6.88%, 09/15/33	1,750,000	1,548,750

Utilities (3.4%)
Baltimore Gas & Electric, 7.50%, 01/15/07	1,200,000	1,237,417
Interstate P&L Co., 7.25%, 10/01/06	1,000,000	1,022,244

44	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Utilities (continued)
Pacific Gas & Electric, 6.05%, 03/01/34	$750,000	$753,474
Southwestern Electric Power Co., 7.00%, 09/01/07	1,000,000	1,033,791

		4,046,926

Total Corporate Bonds		54,827,701

Principal Only Bond (1.0%)
U.S. Treasury Strips (1.0%)
4.75%, 08/15/20	2,500,000	1,221,855

Total Principal Only Bond		1,221,855

Taxable Municipal Bonds (0.5%)
Louisiana (0.5%)
Tobacco Settlement Financing Corp., 6.36%, 05/15/25	578,532	582,801

Total Taxable Municipal Bonds		582,801

U.S. Government Sponsored & Agency Obligations (24.6%)
Federal Home Loan Mortgage Corporation (3.2%)
3.50%, 07/01/18, Gold Pool E01443	4,091,869	3,774,178

Federal National Mortgage Association (8.2%)
7.02%, 09/01/07, Pool #323286	1,001,692	1,013,801
7.30%, 05/25/10, Series 00-T5	3,000,000	3,288,394
6.62%, 06/01/16, Pool #383661	1,900,571	2,100,733
5.00%, 04/01/19, Pool #386905	980,585	964,962
6.85%, 05/17/20, Series 97-M6	276,222	280,206
5.50%, 05/25/23, Series 03-33	2,000,000	2,020,191

		9,668,287

U.S. Government Sponsored & Agency Obligations (continued)

	Principal Amount	Value

Sovereign Agency (0.3%)
AID-Israel, 0.00%, 05/15/24	$1,000,000	$386,781

U.S. Treasury Bonds (8.0%)
5.50%, 08/15/28	7,500,000	8,201,663
5.375%, 02/15/31 (c)	1,085,000	1,183,328

		9,384,991

U.S. Treasury Notes (4.9%)
4.13%, 08/15/08 (c)	1,000,000	992,578
4.13%, 05/15/15 (c)	1,000,000	965,000
4.25%, 08/15/15 (c)	3,950,000	3,854,335

		5,811,913

Total U.S. Government Sponsored & Agency Obligations		29,026,150

Yankee Bond (0.9%)
Consumer Products (0.9%)
Tupperware Finance Co. BV, 7.25%, 10/01/06	1,000,000	1,008,202

Total Yankee Bond		1,008,202

Commercial Paper (14.2%)
Countrywide Home Loans, 4.08%, 11/01/05	3,174,000	3,174,000
American General Finance Corp., 4.01%, 11/07/05	3,430,000	3,427,708
Bristol-Myers Squibb PP, 4.01%, 11/03/05 (b)	3,500,000	3,499,220
Becton, Dickinson & Co., 4.03%, 11/01/05	2,612,000	2,612,000
Kitty Hawk, 4.05%, 11/01/05	4,000,000	4,000,000

Total Commercial Paper		16,712,928

2005 Annual Report	45

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Fund (Continued)

Short Term Securities Held as Collateral for Securities Lending

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$1,630,770	$1,630,770

Total Short-Term securities Held as Collateral for Securities Lending		1,630,770

Total Investments (Cost $117,707,549) (a) — 102.6%		120,970,158

Liabilities in excess of other assets — (2.6%)		(3,043,438)

NET ASSETS — 100.0%		$117,926,720

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)	All or part of the security was on loan as of October 31, 2005.

See notes to financial statements.

46	Annual Report 2005

Gartmore Government Bond Fund

For the annual period ended Oct. 31, 2005, the Gartmore Government Bond Fund (Class A at NAV) returned 1.46% versus 0.99% for its benchmark, the Merrill Lynch Government Master Index. For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate U.S. Government Funds was 0.56%.

The main driver of Fund returns was the price component. When yields rise, negative price action occurs and bond prices fall. The price return was negative due to the Federal Reserve Board’s continued increase of the federal funds rate during the reporting period; the two-year Treasury yield increased 1.79% while the 10-year Treasury yield rose 0.47%. Offsetting this downside effect, however, was the Fund’s large cash weighting, which benefited from increasing yields. Also, holdings on the longer end of the Treasury yield curve, where the price action was more favorable, contributed to returns. Fund returns also were helped by the Fund’s emphasis on earning additional income through holding a large weighting in U.S. Agency debentures and U.S. Agency mortgage-backed securities (MBS).

After being underweight in duration for most of the reporting period, the Fund is now just 0.25 year short in duration versus that of the Fund’s benchmark Index; we believe that the Fed’s interest-rate tightening soon will end. Also, the Fund’s maturity profile is being moved closer to that of the benchmark, based on our expectation that the next move by the Fed will be to lower interest rates on the front end of the Treasury curve in the coming months. In addition, an emphasis will be placed on MBS, as this sector has cheapened and looks attractive, given the high quality.

Portfolio Manager:

Gary Hunt, CFA

2005 Annual Report	47

Fund Performance	Gartmore Government Bond Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	1.46%	5.70%	5.75%
	w/SC3	-3.38%	4.67%	5.24%
Class B4	w/o SC2	0.85%	5.10%	5.29%
	w/SC5	-4.06%	4.77%	5.29%
Class C6	w/o SC2	0.75%	5.01%	5.47%
	w/SC7	-0.23%	5.01%	5.47%
Class D8	w/o SC2	1.76%	5.96%	5.94%
	w/SC9	-2.83%	4.99%	5.45%
Class R1,10		1.34%	5.77%	5.85%
Class X1	w/o SC2	1.00%	5.15%	5.31%
	w/SC5	-3.91%	4.82%	5.31%
Class Y1	w/o SC2	1.00%	5.09%	5.51%
	w/SC7	0.02%	5.09%	5.51%
Institutional Class[1,10]		1.72%	5.98%	5.95%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98), Class Y shares (3/1/01),Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class R, Class X, Class Y and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Government Bond Fund, the Merrill Lynch Government Master Index (MLGMI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MLGMI gives a broad look at how U.S. government bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

48	Annual Report 2005

Shareholder Expense Example	Gartmore Government Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Government Bond Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,000.80	$5.60	1.11%
	Hypothetical	[1]	$1,000.00	$1,019.40	$5.67	1.11%
Class B	Actual		$1,000.00	$997.70	$8.61	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.38	$8.73	1.71%
Class C	Actual		$1,000.00	$997.70	$8.61	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.38	$8.73	1.71%
Class D	Actual		$1,000.00	$1,002.30	$4.09	0.81%
	Hypothetical	[1]	$1,000.00	$1,020.92	$4.13	0.81%
Class R	Actual		$1,000.00	$1,000.60	$5.29	1.05%
	Hypothetical	[1]	$1,000.00	$1,019.71	$5.36	1.05%
Class X	Actual		$1,000.00	$998.50	$7.86	1.56%
	Hypothetical[1]		$1,000.00	$1,017.14	$7.96	1.56%
Class Y	Actual		$1,000.00	$998.50	$7.86	1.56%
	Hypothetical	[1]	$1,000.00	$1,017.14	$7.96	1.56%
Institutional Class	Actual		$1,000.00	$1,002.40	$3.63	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	49

Portfolio Summary	Gartmore Government Bond Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government Sponsored and Agency Obligations	98.8%
Cash Equivalents	0.3%
Other Investments*	0.6%
Other Assets in excess of Liabilities**	0.3%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Federal Home Loan Mortgage Corporation	32.5%
Federal National Mortgage Association	32.1%
Federal Home Loan Bank	23.0%
U.S. Treasury Inflation Protected Bonds	3.9%
U.S. Treasury Notes	3.7%
Sovereign Agency	3.6%
Other Industries	1.2%

100.0%

Top Holdings***
Federal Home Loan Bank, 4.00%, 01/23/07	15.1%
Federal Home Loan Mortgage Corporation, 5.13%, 11/07/13	6.1%
Federal Home Loan Mortgage Corporation, 2.76%, 05/19/06	6.0%
Federal Home Loan Mortgage Corporation, 2.60%, 05/10/06	6.0%
Federal Home Loan Bank, 3.25%, 07/25/08	6.0%
Federal National Mortgage Association, 5.26%, 12/29/17	5.9%
U.S. Treasury Inflation Protected Bonds, 2.38%, 01/15/25	3.9%
U.S. Treasury Notes, 7.25%, 05/15/16	3.7%
Federal Home Loan Mortgage Corporation, 5.00%, 08/15/24	3.5%
Federal Home Loan Mortgage Corporation, 4.65%, 10/10/13	2.9%
Other Holdings	40.9%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

50	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Government Bond Fund

U.S. Government Sponsored & Agency Obligations (98.8%)

	Principal Amount	Value

Federal Home Loan Bank (23.0%)
4.00%, 01/23/07 (b)	$25,000,000	$24,821,751
6.02%, 01/09/08, Series AA-08	1,000,000	1,027,672
3.25%, 07/25/08, Series 1	10,000,000	9,834,760
5.99%, 04/15/13, Series BD-13	1,500,000	1,601,109
6.01%, 07/28/28, Series E-28	330,000	363,718
7.13%, 02/15/30, Series C-30	265,000	335,308

		37,984,318

Federal Home Loan Mortgage Corporation (32.5%)
2.60%, 05/10/06, Series MTN	10,000,000	9,907,130
2.76%, 05/19/06, Series MTN	10,000,000	9,910,829
2.15%, 06/02/06, Series MTN	1,000,000	986,929
5.50%, 04/01/07, Gold Pool #M90718	337,064	340,471
7.25%, 06/15/07, REMIC, Series 1313-G	862	860
4.65%, 10/10/13, Series MTN	5,000,000	4,807,245
5.13%, 11/07/13	10,000,000	10,000,869
5.50%, 11/15/20, REMIC, Series 2541-VL	1,500,000	1,490,442
5.50%, 01/15/22, REMIC, Series 2666-OC	1,500,000	1,512,202
5.50%, 12/15/22, Series 2533-PG	2,500,000	2,485,472
5.00%, 02/15/23, Series 2960, Class BL	3,916,728	3,811,712
6.50%, 03/15/24, REMIC, Series 1684-I	2,000,000	2,076,253
5.00%, 08/15/24, Series 2943, Class VB	6,044,000	5,754,279
6.50%, 03/15/31, REMIC, Series 2296-H	403,950	420,052

		53,504,745

Federal National Mortgage Association (32.1%)
6.10%, 07/01/08, Pool #380488	899,087	917,352
6.00%, 11/25/08, REMIC, Series 94-48-E	443,337	444,975
4.50%, 04/01/10, Pool #M80812	1,438,254	1,416,143
6.50%, 04/25/13, REMIC, Series 99-19-TD	205,964	205,527
6.30%, 05/01/13, Pool #380311	1,806,406	1,848,985
6.30%, 04/01/14, Pool #381570	1,014,820	1,078,410
7.90%, 08/01/15, Pool #381190	1,577,788	1,843,380
7.11%, 10/01/15, Pool #383142	2,639,058	2,818,768

	Principal Amount	Value

Federal National Mortgage Association (continued)
8.20%, 03/10/16	$1,500,000	$1,887,339
5.50%, 04/25/16, REMIC, Series 02-55-QD	3,000,000	3,020,308
6.68%, 05/01/16, Pool #383452	1,876,534	1,978,601
6.59%, 02/01/17	2,537,330	2,812,235
4.50%, 12/18/17	3,748,000	3,429,041
5.26%, 12/29/17	10,000,000	9,746,469
7.90%, 01/01/18, Pool #382229	3,031,432	3,592,031
9.25%, 10/25/18, REMIC, Series 88-25-B	20,131	21,597
8.10%, 08/12/19	1,000,000	1,288,302
8.50%, 01/25/20, REMIC, Series 90-7-B	55,928	58,363
6.85%, 05/17/20, Series 97-M6-C	426,763	432,919
7.50%, 02/25/23, REMIC, Series 93-16-Z	242,863	254,123
6.00%, 12/25/23, REMIC, Series 93-226-PK	1,000,000	1,000,766
5.50%, 09/25/24, Series 2004-68-DY	2,391,304	2,400,167
8.43%, 11/18/24, Series MTN	500,000	689,221
5.65%, 02/22/28, Series MTN	355,000	373,803
6.00%, 10/25/32, Series 2004-45-ZL	2,073,775	2,090,577
3.50%, 11/25/32, REMIC, Series 03-66-AP	4,779,299	4,512,465
6.27%, 02/25/35, REMIC, Series 98-M4-D	2,500,000	2,661,259

		52,823,126

Sovereign Agency (3.6%)
AID — Israel, 6.80%, 02/15/12, Series 3-D	1,000,000	1,078,636
AID — Israel, 5.50%, 09/18/23	2,525,000	2,656,053
AID — Panama, 7.15%, 04/01/27	2,000,000	2,149,200

		5,883,889

U.S. Treasury Inflation Protected Bonds (3.9%)
2.38%, 01/15/25 (b)	6,250,560	6,505,307

U.S. Treasury Notes (3.7%)
7.25%, 05/15/16 (b)	5,000,000	6,067,970

Total U.S. Government Sponsored & Agency Obligations		162,769,355

2005 Annual Report	51

Statement of Investments (Continued)

October 31, 2005

Gartmore Government Bond Fund (Continued)

Cash Equivalents (0.3%)

	Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $569,562)	$569,501	$569,501

Total Cash Equivalents		569,501

Short-Term Securities Held as Collateral for Securities

Lending (0.6%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$1,025,900	$1,025,900

Total Short-Term Securities Held as Collateral for Securities Lending		1,025,900

Total Investments (Cost $164,676,383) (a) — 99.7%		164,364,756

Other assets in excess of liabilities — 0.3%		521,768

NET ASSETS — 100.0%		$164,886,524

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	All or part of the security was on loan as of October 31, 2005.

REMIC	Real Estate Mortgage Investment Conduit

See notes to financial statements.

52	Annual Report 2005

Gartmore Morley Enhanced Income Fund

For the annual period ended Oct. 31, 2005, the Gartmore Morley Enhanced Income Fund (Class A at NAV) returned 1.66% versus 2.23% for its benchmark, the Lipper Ultra-Short Bond Fund Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short Investment Grade Debt Funds was 1.09%.

Interest rates rose most steeply at the short end of the yield curve, a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities, as the Federal Reserve Board stuck to its policy of incremental hikes at each meeting of the Federal Open Market Committee. Together, there were eight consecutive 0.25% increases during the reporting period, bringing the target federal funds rate from 1.75% to 3.75%. Although the core inflation rate, which excludes volatile food and energy prices, remained subdued, surging crude oil prices had a noticeable impact on the regular (non-core) Consumer Price Index, which in September 2005 posted its largest increase in the past 25 years. The yield curve flattened further during the reporting period, in part due to strong demand for intermediate- and longer-term Treasury securities, which moderated the increases in their yields. The spread between the two-year and 10-year Treasuries narrowed from 148 basis points on Oct. 31, 2004, to 18 basis points a year later.

For most of the reporting period, we kept the Fund’s duration roughly in line with that of the benchmark Index, allowing the Fund’s duration to fluctuate in a band from 0.65 to 0.75 years. The Index’s duration, however, shortened in the final few months, while the Fund’s duration remained near 0.70 years. This resulted in the Fund’s underperforming the Index during July and September, when interest rates spiked sharply higher. Rates continued to climb in October, but we shortened the Fund’s duration to bring it closer to that of the Index, which resulted in the Fund slightly outperforming the Index during the final month of the period.

The Fund had overweighted positions in the two strongest-performing spread sectors, commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS), which helped Fund performance versus the Index. By the same token, the Fund benefited from an underweighting in corporate securities, the weakest spread sector during the period. Not holding Treasury or Agency securities also helped Fund performance, as these securities underperformed the spread sectors held by the Fund. The Fund’s overall credit quality remained high, with approximately 85% of its assets rated AAA/Aaa by Moody’s, Standard & Poor’s, or Fitch as of Oct. 31, 2005. The remaining assets carried A2/A ratings, and none of the Fund’s holdings were high-yield or convertible securities. The emphasis on AAA assets is consistent with the fund’s strategy of maintaining high overall credit quality.

Given our expectation that the Fed will push short-term interest rates a bit higher, we will try to maintain a slightly defensive duration positioning relative to the Fund’s benchmark Index. That means keeping the Fund’s duration modestly shorter than that of the Index. When the Fed finishes its series of credit-tightening moves, we will probably adjust the Fund’s duration to be more in line with that of the Index, and possibly even make it a bit longer than the benchmark’s to take advantage of higher yields and a stable interest-rate environment. In spread sectors, we anticipate keeping a focus on AAA-rated ABS and CMBS to take advantage of these securities’ incremental yield.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

2005 Annual Report	53

Fund Performance	Gartmore Morley Enhanced Income Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	1.66%	1.71%	2.12%
	w/SC3	-2.18%	0.92%	1.45%
Class R4,5		1.70%	1.68%	2.10%
Institutional Class[4]		2.13%	1.85%	2.27%
Institutional Service Class[4]		1.77%	2.12%	2.53%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 3.75% front-end sales charge was deducted.

[4]	Not subject to any sales charges.

[5]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect the fact that Class R shares do not have any applicable sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class R shares; if these fees were reflected, the performance for Class R shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Morley Enhanced Income Fund, Lipper Ultra Short Fund Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Lipper Ultra-Short Bond Fund Index consists of funds with at least 65% of their assets in investment-grade debt instruments and maintains a portfolio with average maturity between 91 and 365 days.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

54	Annual Report 2005

Shareholder Expense Example	Gartmore Morley Enhanced Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Morley Enhanced Income Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,005.47	$4.05	0.80%
	Hypothetical	[1]	$1,000.00	$1,020.97	$4.08	0.80%
Class R	Actual		$1,000.00	$1,007.37	$3.65	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%
Institutional Service Class	Actual		$1,000.00	$1,007.67	$3.55	0.70%
	Hypothetical	[1]	$1,000.00	$1,021.47	$3.57	0.70%
Institutional Class	Actual		$1,000.00	$1,010.13	$2.28	0.45%
	Hypothetical	[1]	$1,000.00	$1,022.73	$2.30	0.45%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	55

Portfolio Summary	Gartmore Morley Enhanced Income Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Asset Backed Securities	69.3%
Commercial Mortgage Backed Securities	14.8%
Collaterized Mortgage Obligations	9.0%
Cash Equivalents	3.9%
Sovereign Bonds	1.1%
U.S. Government Agencies–Mortgages	1.0%
Non-Agency Mortgage-Backed Bonds	0.4%
Other Investments*	0.4%
Other Assets in excess of Liabilities**	0.1%

100.0%

*	Includes value of collateral owed from securities lending.
**	Includes value of collateral received from securities lending.

Top Industries
Auto Loans	22.2%
Mortgage Backed	15.4%
Financial Services	15.1%
Credit Cards	14.5%
Federal Home Loan Mortgage Corporation	5.9%
Federal National Mortgage Association	4.1%
Equipment Loan	0.9%
Rate Reduction Bonds	0.8%
Other Industries	21.1%

100.0%

Top Holdings***
Discover Card Master Trust I 6.05%, 02/15/06	2.3%
Wachovia Bank Commercial Mortgage Trust, 3.00%, 07/15/07	1.9%
Onyx Acceptance Owner Trust, 4.07%, 03/15/06	1.7%
Centex Home Equity, 5.04%, 09/25/07	1.6%
Bank of America Corp. 5.25%, 02/01/07	1.5%
World Omni Auto Receivables Trust, 3.29%, 06/12/07	1.5%
Capital One Master Trust, 4.60%, 10/15/06	1.4%
Federal National Mortgage Association, 3.00%, 10/25/06	1.4%
Federal Home Loan Mortgage Corporation, 5.00%, 07/15/08	1.4%
Capital One Auto Finance Trust, 2.96%, 03/15/07	1.3%
Other Holdings	84.0%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

56	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Morley Enhanced Income Fund

Asset Backed Securities (69.3%)

	Principal Amount	Value

Agency Wrapped (0.4%)
Federal Home Loan Mortgage Corporation
Series T-50, Class A7, 3.55%, 03/27/07 (c)	$2,000,000	$1,928,019

Auto Loans (22.2%)
Americredit Automobile Receivables Trust, 2.18%, 10/06/06 (c)	4,962,616	4,928,207
Americredit Automobile Receivables Trust, 3.10%, 03/06/07 (c)	4,577,681	4,524,344
Americredit Automobile Receivables Trust, 2.72%, 05/06/07 (c)	4,862,026	4,788,541
BMW Vehicle Owner Trust, 2.67%, 01/25/07 (c)	3,694,173	3,657,540
Capital Auto Receivables Asset Trust, Series 2003-2, Class A3A, 1.44%, 02/15/06 (c)	437,178	435,262
Capital Auto Receivables Asset Trust, 3.12%, 08/15/06 (c)	6,000,000	5,961,099
Capital Auto Receivables Asset Trust, 1.96%, 07/15/09 (c)	3,500,000	3,431,736
Capital One Auto Finance Trust, 2.22%, 02/15/06 (c)	829,689	826,690
Capital One Auto Finance Trust, 3.44%, 12/15/06 (c)	4,000,000	3,967,958
Capital One Auto Finance Trust, 2.96%, 03/15/07 (c)	6,270,000	6,176,885
Capital One Prime Auto Receivables Trust, 3.04%, 05/15/06 (c)	1,937,949	1,930,242
Chase Manhattan Auto Owner Trust, Series 2003-A, Class A3, 1.52%, 02/15/06 (c)	997,229	993,650
Chase Manhattan Auto Owner Trust, Series 2002-B, Class A4, 4.21%, 02/15/06 (c)	2,051,745	2,050,674
Daimler Chrysler Auto Trust, 4.49%, 11/06/05 (c)	2,040,938	2,040,771
Daimler Chrysler Auto Trust, Series 2003-A, Class A3, 2.12%, 12/08/05 (c)	472,949	472,685
Ford Credit Auto Owner Trust, 3.48%, 08/15/07 (c)	4,580,000	4,518,434

	Principal Amount	Value

Auto Loans (continued)
Honda Auto Receivables Owner Trust, Series 2004-3, Class A2, 2.48%, 05/18/06 (c)	$2,854,405	$2,839,783
Honda Auto Receivables Owner Trust, 1.92%, 11/20/06 (c)	22,254	22,226
Honda Auto Receivables Owner Trust, 2.77%, 01/21/08 (c)	3,235,000	3,160,839
Nissan Auto Receivables Owner Trust, 3.75%, 11/15/06 (c)	3,000,000	2,987,439
Onyx Acceptance Auto Trust, 3.10%, 06/15/06 (c)	3,125,548	3,109,067
Onyx Acceptance Auto Trust, 2.94%, 05/15/08 (c)	5,000,000	4,886,672
Onyx Acceptance Owner Trust, 4.07%, 03/15/06 (c)	7,659,429	7,650,993
WFS Financial Owner Trust, 2.41%, 03/20/07 (c)	5,000,000	4,913,349
WFS Financial Owner Trust, 2.19%, 08/20/06 (c)	5,000,000	4,967,497
WFS Financial Owner Trust, 2.74%, 12/20/06 (c)	4,924,254	4,869,790
World Omni Auto Receivables Trust, 4.30%, 11/20/06 (c)	5,000,000	4,984,850
World Omni Auto Receivables Trust, 3.29%, 06/12/07 (c)	6,770,000	6,683,961

		101,781,184

Credit Cards (14.5%)
American Express Credit Account Master Trust, Series 01-2, Class A, 5.53%, 03/15/06 (c)	5,000,000	5,018,471
American Express Credit Account Master Trust, 1.69%, 06/15/06 (c)	4,000,000	3,928,539
Bank One Issuance Trust, Series 2003-A2, Class A2, 4.02%, 02/15/06 (c)	3,100,000	3,100,470
Capital One Master Trust, 5.45%, 05/15/06 (c)	4,500,000	4,522,520
Capital One Master Trust, 5.30%, 08/15/06 (c)	3,000,000	3,013,311
Capital One Master Trust, 4.60%, 10/15/06 (c)	6,581,000	6,571,331

2005 Annual Report	57

Statement of Investments (Continued)

October 31, 2005

Gartmore Morley Enhanced Income Fund (Continued)

Asset Backed Securities (continued)

	Principal Amount	Value

Credit Cards (continued)
Chase Credit Card Master Trust, Series 2003-1, Class A, 4.02%, 12/15/05 (c)	$4,000,000	$4,000,140
Chase Credit Card Master Trust, Series 2001-6, Class A, 4.10%, 11/15/06 (c)	4,000,000	4,005,104
Chemical Master Credit Card Trust I, Series 1996-2, Class A, 5.98%, 01/15/06 (c)	4,000,000	4,011,749
Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5, 2.50%, 04/07/06 (c)	4,000,000	3,964,285
Citibank Credit Card Master Trust, Series 1999-5, Class A, 6.10%, 05/15/06 (c)	3,000,000	3,022,793
Discover Card Master Trust I, 6.05%, 02/15/06 (c)	10,565,000	10,611,262
Discover Master Card Trust, Series 2002-2, Class A, 5.15%, 04/15/07 (c)	2,000,000	2,011,612
MBNA Master Credit Card Trust, 5.75%, 05/15/06 (c)	5,000,000	5,030,362
Standard Credit Card Master Trust, Series 1994-2, Class A, 7.25%, 04/07/06 (c)	4,000,000	4,044,764

		66,856,713

Equipment Loan (0.9%)
MBNA Practice Solutions Owner Trust, 3.93%, 03/15/07 (c)	4,299,244	4,267,700

Financial Services (15.1%)
Bank of America Corp., 5.25%, 02/01/07 (c)	7,000,000	7,040,089
Caterpillar Financial Service Corp., 2.63%, 01/30/07 (c)	5,000,000	4,872,275
Citigroup, Inc., 6.75%, 12/01/05 (b) (c)	3,000,000	3,005,766
Citigroup, Inc., 5.75%, 05/10/06 (c)	5,000,000	5,030,815
General Electric Capital Corp., Series MTNA, 2.97%, 07/26/06 (c)	4,000,000	3,954,916
General Electric Capital Corp., 7.88%, 12/01/06 (c)	4,000,000	4,124,204
John Hancock Global Funding II, 5.63%, 06/27/06 (c)	5,000,000	5,028,525

	Principal Amount	Value

Financial Services (continued)
JP Morgan Chase & Co., 5.63%, 08/15/06 (b) (c)	$5,000,000	$5,033,115
Lehman Brothers Holdings, 6.25%, 05/15/06 (c)	5,000,000	5,041,090
Merrill Lynch & Co., 2.47%, 03/10/06 (c)	5,000,000	4,965,870
Morgan Stanley Dean Witter, 6.10%, 04/15/06 (b) (c)	5,000,000	5,032,270
US Bank NA, 2.85%, 11/15/06 (b) (c)	6,000,000	5,865,318
Wachovia Corp., 4.95%, 11/01/06 (b) (c)	5,000,000	5,004,840
Wells Fargo Co., 6.88%, 04/01/06 (c)	5,310,000	5,357,280

		69,356,373

Mortgage Backed (15.4%)
Centex Home Equity, Series 2004-C, Class AF1, 2.82%, 01/25/06 (c)	432,987	431,184
Centex Home Equity, 2.98%, 04/25/06 (c)	762,909	758,270
Centex Home Equity, 3.70%, 06/25/06 (c)	911,325	904,261
Centex Home Equity, 3.26%, 10/25/06 (c)	4,591,350	4,563,417
Centex Home Equity, 4.20%, 05/25/07 (c)	4,071,851	4,049,236
Centex Home Equity, 5.04%, 09/25/07 (c)	7,250,000	7,240,937
Chase Funding Mortgage Loan, 4.21%, 11/25/06 (c)	5,000,000	4,949,788
Chase Funding Mortgage Loan, 2.98%, 02/25/07 (c)	4,300,000	4,247,527
Chase Funding Mortgage Loan, 3.34%, 05/25/07 (c)	5,000,000	4,903,238
Chase Funding Mortgage Loan, 3.30%, 11/25/08 (c)	5,000,000	4,912,657
Countrywide, 4.32%, 08/25/08 (c)	4,470,695	4,446,160
Countrywide, 4.28%, 01/25/21 (c)	5,247,574	5,215,028
Popular ABS Mortgage Pass-Through Trust, 3.97%, 06/25/07 (c)	4,821,848	4,821,824
Popular ABS Mortgage Pass-Through Trust, 4.07%, 01/25/08 (c)	5,000,000	5,000,000
Residential Asset Mortgage Products, Inc., Series 2003-RS5, Class AI3, 2.59%, 11/25/05 (c)	182,446	181,862

58	Annual Report 2005

Asset Back Securities (continued)

	Principal Amount	Value

Mortgage Backed (continued)
Residential Asset Mortgage Products, Inc., Series 2003-RS9, Class AI3, 3.61%, 02/25/06 (c)	$1,774,753	$1,766,406
Residential Asset Mortgage Products, Inc., 5.00%, 07/25/06 (c)	3,500,000	3,484,013
Residential Asset Mortgage Products, Inc., 3.35%, 10/25/06 (c)	3,371,755	3,335,016
Residential Asset Securities Corp., Series 2003-KS7, Class AI3, 3.37%, 03/25/06 (c)	1,574,799	1,568,829
Residential Funding Mortgage Securities I, Series 2004-HS1, Class AI3, 2.68%, 08/25/07 (c)	3,900,000	3,800,837

		70,580,490

Rate Reduction Bonds (0.8%)
PG&E Energy Recovery Funding LLC, 3.32%, 09/25/06 (c)	3,570,044	3,552,169

Total Asset Backed Securities		318,322,648

Commercial Mortgage Backed Securities (14.8%)

Asset Securitization Corp., 7.40%, 04/13/09 (c)	4,949,292	5,070,928
Banc of America Commercial Mortgage, Inc., Series 2004-3, Class A1, 2.98%, 12/10/06 (c)	4,514,941	4,470,343
Banc of America Commercial Mortgage, Inc., 4.04%, 01/10/08 (c)	4,446,210	4,403,414
Banc of America Commercial Mortgage, Inc., 4.36%, 01/10/08 (c)	5,098,413	5,067,773
Bear Stearns Commercial Mortgage Securities, Inc., Series 2004-T16, Class A1, 2.62%, 08/13/06 (c)	1,942,542	1,926,582
Bear Stearns Commercial Mortgage Securities, Inc., Series 2001-TOP2, Class A1, 6.08%, 05/15/10 (c)	2,003,181	2,034,168
Commercial Mortgage Asset Trust, 6.59%, 05/17/07 (c)	2,642,013	2,677,275
CS First Boston Mortgage Securities Corp., 2.08%, 01/15/08 (c)	2,559,678	2,454,669

Commercial Mortgage Backed Securities (continued)

	Principal Amount	Value

CS First Boston Mortgage Securities Corp., 2.61%, 06/15/08 (c)	$2,443,648	$2,367,969
GMAC Commercial Mortgage Securities, Inc., 3.11%, 12/10/06 (c)	3,238,544	3,211,000
GS Mortgage Securities Corp. II, Series 2004-GG2, Class A1, 3.11%, 11/10/07 (c)	3,113,676	3,086,118
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A1, 4.47%, 02/15/06 (c)	957,883	956,262
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-PNC1, Class A1, 2.80%, 12/12/08 (c)	2,983,649	2,884,329
LB-UBS Commercial Mortgage Trust, Series 2002-C7, Class A1, 3.17%, 10/15/07 (c)	1,086,325	1,064,741
LB-UBS Commercial Mortgage Trust, 2.72%, 01/15/08 (c)	5,464,914	5,284,781
Morgan Stanley Capital I, Series 2004-HQ4, 2.73%, 09/14/06 (c)	2,374,477	2,352,216
Morgan Stanley Capital I, 3.39%, 01/13/07 (c)	1,895,506	1,879,681
Morgan Stanley Dean Witter Capital I, Series 2001-TOP3, Class A1, 5.31%, 04/15/06 (c)	381,129	381,213
Morgan Stanley Dean Witter Capital I, Series 2001-TOP5, Class A1, 5.02%, 11/15/06 (c)	822,266	822,255
Morgan Stanley Dean Witter Capital I, Series 2003-T11, Class A1, 3.26%, 04/13/08 (c)	2,285,183	2,216,362
Morgan Stanley Dean Witter Capital I, 6.46%, 07/15/09 (c)	2,488,969	2,547,543
Nomura Asset Corp., 6.28%, 04/15/07 (c)	1,984,753	2,002,893
Salomon Brothers Mortgage, 6.34%, 04/18/09 (c)	72,333	73,289
Wachovia Bank Commercial Mortgage Trust, 3.00%, 07/15/07 (c)	9,082,508	8,895,873

Total Commercial Mortgage Backed Securities		68,131,677

2005 Annual Report	59

Statement of Investments (Continued)

October 31, 2005

Gartmore Morley Enhanced Income Fund (Continued)

Collateralized Mortgage Obligations (9.0%)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (5.8%)
Series 2791, Class KA, 4.00%, 08/15/06	$1,408,821	$1,403,667
Series 2691, Class MA, 4.00%, 02/15/07	1,995,713	1,984,667
Series 2700, Class PA, 4.50%, 02/15/07	2,002,709	1,996,833
3.00%, 02/15/08	4,000,000	3,906,471
Series 2726, Class AC, 3.75%, 06/15/08	3,590,236	3,549,339
5.00%, 07/15/08	6,335,850	6,343,370
Series 2630, Class JA, 3.00%, 08/15/11	2,016,986	1,923,890
Series 2611, Class KC, 3.50%, 07/15/12	1,858,319	1,792,001
Series 2664, Class GA, 4.50%, 11/15/12	1,998,440	1,968,414
Series 2613, Class PA, 3.25%, 11/15/14	1,929,754	1,801,148

		26,669,800

Federal National Mortgage Association (3.2%)
3.00%, 10/25/06	6,450,644	6,385,903
3.50%, 05/25/09	4,330,457	4,240,057
Series 2003-75, Class NB, 3.25%, 02/25/12	1,360,711	1,302,781
Series 2003-57, Class NB, 3.00%, 12/25/17	1,795,773	1,691,096
Series 2003-14, Class AN, 3.50%, 06/25/22	1,359,504	1,302,412

		14,922,249

Total Collateralized Mortgage Obligations		41,592,049

Cash Equivalents (3.9%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $17,933,264)	17,931,322	17,931,322

Total Cash Equivalents		17,931,322

Sovereign Bond (1.1%)

	Principal Amount	Value

Canada (1.1%)
Ontario Province, 6.00%, 02/21/06	$5,000,000	$5,022,785

Total Sovereign Bond		5,022,785

U.S. Government Agencies — Mortgages (1.0%)
Federal Home Loan Mortgage Corporation (0.1%)
Pool #E00678, 6.50%, 09/15/13	249,956	257,898
Pool #E00991, 6.00%, 11/15/15	297,873	304,435

		562,333

Federal National Mortgage Association (0.9%)
Pool #190255, 6.50%, 09/25/08	174,726	178,765
Pool #254256, 5.50%, 02/25/09	99,434	99,962
Pool #253845, 6.00%, 10/25/15	377,915	386,696
Pool #545415, 6.00%, 03/25/16	511,736	523,625
Pool #625178, 5.50%, 05/25/16	1,101,957	1,110,212
Pool #254089, 6.00%, 05/25/16	568,540	581,749
Pool #254195, 5.50%, 07/25/16	1,130,129	1,138,595

		4,019,604

Total U.S. Government Agencies — Mortgages		4,581,937

Non-Agency Mortgage Backed Bond (0.4%)
Residential Funding Mortgage Securities I, Series 2003-S11, Class A1, 2.50%, 03/25/10	1,844,836	1,764,225

Total Non-Agency Mortgage Backed Bond		1,764,225

60	Annual Report 2005

Short-Term Securities Held as Collateral for Securities

Lending (0.4%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$2,072,073	$2,072,073

Total Short-Term Securities Held as Collateral for Securities Lending		2,072,073

Total Investments (Cost $463,907,621) (a) — 99.9%		459,418,716

Other assets in excess of liabilities — 0.1%		233,999

NET ASSETS — 100.0%		$459,652,715

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	All or part of the security was on loan as of October 31, 2005.

(c)	Variable Rate Security. The rate presented in this report represents the rate that was in effect on October 31, 2005. The maturity date shown represents the last reset date.

At October 31,2005, the Fund’s open short futures contracts were as follows:

Number of Contracts	Short Contract*	Expiration	Value Covered by Contracts	Unrealized Appreciation (Depreciation)
225	U.S. Treasury 2 Year Note	12/30/05	$46,170,703	$404,297

*	Cash pledged as collateral.

See notes to financial statements.

2005 Annual Report	61

Gartmore Short Duration Bond Fund

On Dec. 6, 2004, the Fund changed investment objectives, and the Fund’s name was changed from the “Gartmore Morley Capital Accumulation Fund” to the “Gartmore Short Duration Bond Fund.”

For the annual period ended Oct. 31, 2005, the Gartmore Short Duration Bond Fund (Class A at NAV) returned 0.98% versus 0.67% for its benchmark, the Merrill Lynch 1-3 year Treasury Index. For broader comparison, the average return for the Fund’s Lipper peer category of Short-Intermediate Investment Grade Debt Funds was 0.26%.

Interest rates rose most steeply at the short end of the yield curve, a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities, as the Federal Reserve Board stuck to its policy of incremental hikes at each meeting of the Federal Open Market Committee. Together, there were eight consecutive 0.25% increases during the reporting period, bringing the target federal funds rate from 1.75% to 3.75%. Although the core inflation rate, which excludes volatile food and energy prices, remained subdued, surging crude oil prices had a noticeable impact on the regular (non-core) Consumer Price Index, which in September 2005 posted its largest increase in the past 25 years. The yield curve flattened further during the reporting period, in part due to strong demand for intermediate- and longer-term Treasury securities, which moderated the increases in their yields. The spread between the two-year and 10-year Treasuries narrowed from 148 basis points on Oct. 31, 2004, to 18 basis points a year later.

As part of the Fund’s conversion from a stable-value fund to a fixed-income mandate, there was a blackout period from Oct. 4, 2004, through Dec. 6, 2004. The Fund’s duration was much shorter than that of the benchmark Index during this period, which helped Fund performance significantly because interest rates rose.

Following the blackout period, we kept the Fund’s duration roughly in line with that of the benchmark Index, moving to a slightly shorter-than-benchmark duration from the end of the second quarter through the end of the third quarter. These decisions helped the Fund’s performance compared with that of the benchmark Index because short-term rates continued to increase. We emphasized maturities of less than one year to provide liquidity for the Fund. At the same time, we overweighted two- to three-year maturities so as to stay close to the Index’s average maturity.

The Fund had overweighted positions in a variety of spread sectors, including mortgage-backed securities, asset-backed securities and corporate securities, which helped Fund performance compared with that of the Index, whose components are all Treasury securities. The Fund’s overall credit quality remained high, with approximately 85% of its assets rated AAA/Aaa by Moody’s, Standard & Poor’s, or Fitch as of Oct. 31, 2005. The remaining assets carried AA, AA- or A+ ratings. The emphasis on AAA assets is consistent with the fund’s strategy of maintaining high overall credit quality.

Given our expectation that the Fed will push short-term interest rates a bit higher, we will try to maintain a slightly defensive Fund duration positioning relative to the Index’s duration. That means keeping the Fund’s duration modestly shorter than that of the Index. When the Fed finishes its series of credit-tightening moves, we likely will adjust the Fund’s duration to be more in line with that of the Index, and possibly even make it a bit longer to take advantage of higher yields and a stable interest-rate environment. In addition, we anticipate keeping a focus on high-quality spread sectors to take advantage of their incremental yield.

Portfolio Managers:

Perpetua M. Phillips and Shane Johnston

62	Annual Report 2005

Fund Performance	Gartmore Short Duration Bond Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	0.98%	3.27%	3.77%
	w/SC4	-2.05%	2.64%	3.30%
Class C6	w/o SC3	0.60%	3.19%	3.71%
	w/SC4	-0.14%	3.19%	3.71%
Service Class Shares[5]		0.95%	3.25%	3.76%
Institutional Class Shares[5]		1.24%	3.64%	4.15%
IRA Shares[5]		0.90%	3.23%	3.75%

[1]	Fund commenced operations on February 1, 1999.

[2]	These returns until the creation of Class A shares (7/16/03) include the performance of the Fund’s IRA Class shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class A shares would have produced because Class A shares invest in the same portfolio of securities as IRA Class shares and have the same expenses after any fee waivers or reimbursements. For Class A returns including sales charges, these returns have been restated for the applicable sales charges.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 2.25% front-end sales charge was deducted.

[5]	Not subject to any sales charges.

[6]	These returns until the creation of Class C shares (2/28/05) include the performance of the Fund’s Class A shares. Excluding the effects of any fee waivers or reimbursements, such performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class A shares. The performance for Class C has been restated to reflect differences in sales charges, but does not reflect the differing levels of other fees (primarily Rule 12b-1fees) applicable to the classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Gartmore Short Duration Bond Fund Service Class, the Lipper Money Market Fund Index(a), Merrill Lynch 1-3 Year Treasury Index(b), and the Consumer Price Index (CPI)(c) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The Lipper Money Market Fund Index generally reflects the return on selected money market mutual funds maintaining a constant price per share.

(b)	Merrill Lynch 1-3 Year Treasury Index which is an unmanaged index comprised of U.S. Treasury securities with maturities ranging from one to three years, which are guaranteed as to the timely payment of principal and interest by the U.S. government.

(c)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	63

Shareholder Expense Example	Gartmore Short Duration Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Short Duration Bond Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,006.60	$4.20	0.83%
	Hypothetical	[1]	$1,000.00	$1,020.82	$4.24	0.83%
Class C	Actual		$1,000.00	$1,003.40	$2.43	1.45%
	Hypothetical	[1]	$1,000.00	$1,001.09	$2.43	1.45%
Institutional Class	Actual		$1,000.00	$1,007.90	$2.94	0.58%
	Hypothetical	[1]	$1,000.00	$1,022.08	$2.96	0.58%
IRA Class	Actual		$1,000.00	$1,006.20	$4.60	0.91%
	Hypothetical	[1]	$1,000.00	$1,020.41	$4.64	0.91%
Service Class	Actual		$1,000.00	$1,006.60	$4.20	0.83%
	Hypothetical	[1]	$1,000.00	$1,020.82	$4.24	0.83%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

64	Annual Report 2005

Portfolio Summary	Gartmore Short Duration Bond Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Asset Backed Securities	33.1%
Commercial Mortgage Backed Securities	18.3%
U.S. Government Sponsored Mortgage-Backed Obligations	18.1%
Corporate Bonds	16.1%
U.S. Treasury Notes	6.7%
Cash Equivalents	5.4%
U.S. Government Sponsored and Agency Obligations	2.1%
Other Assets in excess of Liabilities	0.2%

100.0%

Top Industries
Home Equity Loans	14.1%
Automobiles	12.9%
Financial Services	11.3%
Federal National Mortgage Association	9.0%
Federal Home Loan Mortgage Corporation	7.6%
U.S. Treasury Notes	6.7%
Credit Cards	6.1%
Banks	4.8%
Government National Mortgage Association	3.6%
Other Industries	23.9%

100.0%

Top Holdings*
U.S. Treasury Notes, 4.13%, 08/15/08	6.7%
Federal National Mortgage Association, 4.00%, 10/25/13	3.7%
Federal National Mortgage Association, 4.00%, 10/25/16	3.7%
Onxyx Acceptance Auto Trust, 2.94%, 12/15/10	3.2%
Centex Home Equity, 4.12%, 01/25/32	2.9%
Morgan Stanley Dean Witter Capital I, 6.01%, 07/15/33	2.7%
Bear Stearns Commercial Mortgage Securities, Inc., 5.06%, 11/15/16	2.7%
Norwest Financial, Inc., 6.88%, 08/08/06	2.6%
Morgan Stanley Dean Witter Capital I, 6.54%, 07/15/30	2.4%
Bankboston, 7.38%, 09/15/06	2.3%
Other Holdings	67.1%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	65

Statement of Investments

October 31, 2005

Gartmore Short Duration Bond Fund

Asset Backed Securities (33.1%)

	Principal Amount	Value

Automobiles (12.9%)
Americredit Automobile Receivables Trust 3.55%, 02/12/09, Series 2002-C, Class A4	$2,797,269	$2,774,835
Capital Auto Receivables Asset Trust, 3.35%, 02/15/08, Series 2004-2, Class A2	2,000,000	1,969,486
Chase Manhattan Auto Owner Trust, 2.06%, 12/15/09, Series 2003, Class A	3,000,000	2,913,157
Onyx Acceptance Auto Trust, 2.94%, 12/15/10, Series 2004-A, Class A4	4,342,000	4,243,585
Volkswagen Auto Loan Enhanced Trust, 2.94%, 03/22/10, Series 2003-2	3,000,000	2,925,043
WFS Financial Owner Trust, 2.41%, 12/20/10, Series 2003-2, Class A4	2,275,000	2,235,574

		17,061,680

Credit Cards (6.1%)
Capital One Master Trust, 5.45%, 03/16/09, Series 2001-3A, Class A	2,000,000	2,010,009
Capital One Master Trust, 5.30%, 06/15/09, Series 2001-5	2,999,000	3,012,306
Citibank Credit Card Master Trust, 6.10%, 05/15/08, Series 1999-5, Class A	3,000,000	3,022,793

		8,045,108

Home Equity Loans (14.1%)
Centex Home Equity, 4.12%, 02/25/10, Series 2004-B, Class AF4	4,000,000	3,847,461
Chase Funding Mortgage Loan, 3.99%, 12/25/06, Series 2003-2, Class 1A4	3,000,000	2,975,450
Citi Financial Mortgage Securities, Inc., 4.43%, 05/25/08, Series 2003-4, Class AF4	3,000,000	2,956,249
Equity One, Inc., 4.27%, 04/25/08, Series 2004-3, Class AF3	3,000,000	2,978,747

	Principal Amount	Value

Home Equity Loans (continued)
Residential Asset Mortgage Products, Inc., 4.86%, 07/25/07, Series 2003-R58	$3,000,000	$2,990,370
Residential Asset Mortgage Products, Inc., 4.47%, 09/25/08, Class 2003-KJ10	3,000,000	2,983,560

		18,731,837

Total Asset Backed Securities		43,838,625

Commercial Mortgage Backed Securities (18.3%)
Bear Stearns Commercial Mortgage Securities, Inc., 5.06%, 11/29/07, Series 2001-TOP4	3,515,115	3,518,901
Bear Stearns Commercial Mortgage Securities, Inc., 6.08%, 07/17/07, Series 2001-TOP2	2,337,045	2,373,197
CS First Boston Mortgage Securities Corp., 7.33%, 06/15/08, Series 2000-C1, Class A1	2,420,551	2,514,008
Morgan Stanley Dean Witter Capital I, 6.54%, 05/15/09, Series 1998-WFS, Class A2	3,023,122	3,120,025
Morgan Stanley Dean Witter Capital I, 6.46%, 11/29/07, Series 2001-TOP1	1,991,175	2,038,035
Morgan Stanley Dean Witter Capital I, 6.01%, 11/21/07, Series 2001-TOP3	3,484,212	3,566,678
Nomura Asset Securities Corp., 6.59%, 02/16/07, Series 1998-D6	2,875,000	2,979,361
Salomon Brothers Mortgage Securites, 6.34%, 04/18/09	2,108,726	2,136,600
UBS Commercial Mortgage Trust, 2.72%, 01/15/06	2,049,343	1,981,793

Total Commercial Mortgage Backed Securities		24,228,598

66	Annual Report 2005

Corporate Bonds (16.1%)

	Principal Amount	Value

Banks (4.8%)
Norwest Financial, Inc., 6.88%, 08/08/06	$3,353,000	$3,403,295
Wachovia Corp., 4.95%, 11/01/06	3,000,000	3,003,750

		6,407,045

Financial Services (11.3%)
Bankboston, 7.38%, 09/15/06	3,000,000	3,063,750
Merrill Lynch, 2.07%, 06/12/06	3,000,000	2,951,250
Monumental Global Funding, 6.05%, 01/19/06 (b)	3,000,000	3,011,250
Principal Life Global, 6.13%, 03/01/06 (b)	3,000,000	3,015,000
Province of Ontario, 3.38%, 01/15/08	3,000,000	2,917,500

		14,958,750

Total Corporate Bonds		21,365,795

U.S. Government Sponsored & Agency Obligations (2.1%)
Federal Home Loan Mortgage Corporation (2.1%)
3.61%, 09/27/12, Series T-50, Class A6	2,768,348	2,717,565

Total U.S. Government Sponsored & Agency Obligations		2,717,565

Obligations (18.1%) U.S. Government Sponsored Mortgage Backed
Federal Home Loan Mortgage Corporation (5.5%)
4.50%, 12/15/09, Series 2870, Class BC	3,000,000	2,958,990
4.00%, 05/15/12, Series 2676, Class CV	2,077,450	2,020,471
4.00%, 07/15/10, Series 2626, Class UN	2,384,406	2,337,433

		7,316,894

Federal National Mortgage Association (9.0%)
4.50%, 08/25/10, Series 2004-79, Class VE	2,135,780	2,113,226
4.00%, 10/25/13, Series 2004-9, Class YJ	5,000,000	4,901,151
4.00%, 10/25/16, Series 2004-80, Class LG	5,000,000	4,874,710

		11,889,087

U.S. Government Sponsored Mortgage Backed

Obligations (continued)

	Principal Amount	Value

Government National Mortgage Association (3.6%)
4.00%, 05/20/13, Series 2004-76, Class QA	$2,487,393	$2,404,247
3.47%, 07/20/07, Series 2004-22, Class BK	2,460,070	2,371,901

		4,776,148

Total U.S. Government Sponsored Mortgage-Backed Obligations		23,982,129

U.S. Treasury Notes (6.7%)
U.S. Treasury Notes (6.7%)
4.13%, 08/15/08	9,000,000	8,932,500

Total U.S. Treasury Notes		8,932,500

Cash Equivalents (5.4%)
Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $7,140,264)	7,139,492	7,139,492

Total Cash Equivalents		7,139,492

Total Investments (Cost $134,811,060) (a) — 99.8%		132,204,704

Other assets in excess of liabilities — 0.2%		260,317

NET ASSETS — 100.0%		$132,465,021

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

2005 Annual Report	67

Gartmore Tax-Free Income Fund

For the annual period ended Oct. 31, 2005, the Gartmore Tax-Free Income Fund (Class A at NAV) returned 1.98% versus 2.56% for its benchmark, the Lehman Brothers Municipal Bond Index. For broader comparison, the average return for the Fund’s Lipper peer category of General Municipal Debt Funds was 2.07%.

During the reporting period, issuance of municipal bonds was steady; sales reached $391.0 billion, up 9.0% from the same period in 2004. The increase in supply was fueled by issuers taking advantage of lower interest rates to refinance or refund older, higher-costing debt. Higher tax receipts combined with better expense management resulted in a diminished need to issue bonds for new money purposes. Fortunately for the municipal bond market, the demand, though spotty from mutual fund and retail accounts, was solid from arbitraged accounts and insurance companies.

Despite the fact that 2005 has been the worst year on record for insured catastrophe losses at $55.7 billion–more than double the $27.5 billion incurred in 2004–the near-term impact on the industry appears to be manageable, and insurance investors remained active market participants. As for interest-rate moves, the Federal Reserve Board continued its gradual approach to raising the federal funds rate by increasing interest rates eight consecutive times by 25 basis points each to move from 1.75% to 3.75% during the reporting period. The Federal Open Market Committee believes that, even after these actions have been taken, monetary policy remains accommodative and, coupled with robust underlying productivity growth, is providing ongoing support to economic activity. The Fed observed that, despite the rise in energy prices, long–term inflation remains well contained. As a result, the Treasury yield curve, a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities, continued to flatten; the spread is over 180 basis points through its five-year daily average. The municipal high-grade yield curve flattened as well and is 113 basis points through its five-year daily average.

The current duration of the Fund is 4.71 compared to its benchmark, which is 5.37. Fund underperformance is attributed to the shorter duration of the funds assets.

The bond market is concerned about rising interest rates and the resultant market volatility. Our strategy in response to prevailing economic conditions is to: 1) remain diversified on the yield curve; 2) purchase municipal bonds that become undervalued due to concerns about rising interest rates; 3) emphasize intermediate-term bonds bearing premium coupons (5% or higher); and 4) maintain bond portfolio quality.

Portfolio Manager:

Alpha Benson

68	Annual Report 2005

Fund Performance	Gartmore Tax-Free Income Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	1.98%	5.23%	5.03%
	w/SC3	-2.84%	4.21%	4.52%
Class B4	w/o SC2	1.19%	4.56%	4.53%
	w/SC5	-3.73%	4.22%	4.53%
Class C6	w/o SC2	1.30%	4.47%	4.70%
	w/SC7	0.32%	4.47%	4.70%
Class D8	w/o SC2	2.24%	5.52%	5.23%
	w/SC9	-2.34%	4.56%	4.74%
Class X1	w/o SC2	1.36%	4.63%	4.56%
	w/SC5	-3.55%	4.29%	4.56%
Class Y1	w/o SC2	1.37%	4.53%	4.73%
	w/SC7	0.39%	4.53%	4.73%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class X shares (5/11/98) and Class Y shares (3/1/01). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class X and Class Y shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for each of these classes of shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, and for the period from May 11, 1998 to the creation of the Fund’s Class B shares on September 4, 2003, include the performance of the Fund’s Class X shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Class B shares would have been lower.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through May 11, 1998 include performance of the Fund’s predecessor fund, for the period from May 11, 1998 to March 1, 2001 include the performance of the Fund’s Class D shares and for the period from March 1, 2001 to the creation of the Fund’s Class C shares on September 4, 2003, include the performance of the Fund’s Class Y shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns through May 11, 1998 include the performance of the fund’s predecessor fund.

[9]	A 4.50% front-end sales charge was deducted.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Tax-Free Income Fund, the Lehman Brothers Municipal Bond Index (LBMBI)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly inmarket indexes.

(a)	The LBMBI is an unmanaged index of municipal bonds-gives a broad look at how the bond prices on municipal bonds have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	69

Shareholder Expense Example	Gartmore Tax-Free Income Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Tax Free Income Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,004.90	$4.90	0.97%
	Hypothetical	[1]	$1,000.00	$1,020.11	$4.95	0.97%
Class B	Actual		$1,000.00	$1,000.70	$8.67	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.33	$8.78	1.72%
Class C	Actual		$1,000.00	$1,001.80	$8.68	1.72%
	Hypothetical	[1]	$1,000.00	$1,016.33	$8.78	1.72%
Class D	Actual		$1,000.00	$1,006.20	$3.64	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%
Class X	Actual		$1,000.00	$1,001.70	$7.92	1.57%
	Hypothetical	[1]	$1,000.00	$1,017.09	$8.01	1.57%
Class Y	Actual		$1,000.00	$1,001.80	$7.92	1.57%
	Hypothetical	[1]	$1,000.00	$1,017.09	$8.01	1.57%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

70	Annual Report 2005

Portfolio Summary	Gartmore Tax-Free Income Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Municipal Bond	98.5%
Other Assets in excess of Liabilities	1.5%

100.0%

Top States
Texas	16.7%
Illinois	12.2%
Alabama	8.0%
Massachusetts	4.9%
South Carolina	4.6%
Indiana	4.5%
Washington	4.4%
Ohio	4.3%
Michigan	4.3%
Georgia	3.8%
Other States	32.3%

100.0%

Top Holdings
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	3.9%
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	3.4%
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/24	2.7%
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07//01/24	2.4%
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A, 5.13%, 02/01/29	2.4%
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	2.3%
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	2.2%
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	2.0%
Denver, Colorado City & County Airport Revenue Bonds, Series D, 5.50%, 11/15/25	2.0%
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/22	2.0%
Other Bonds	74.7%

100.0%

2005 Annual Report	71

Statement of Investments

October 31, 2005

Gartmore Tax-Free Income Fund

Municipal Bond (98.5%)

	Principal Amount	Value

Alabama (8.0%)
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.75%, 12/01/15	$1,500,000	$1,617,375
Alabama 21st Century Authority Tobacco Settlement Revenue Bonds, 5.50%, 12/01/21	4,000,000	4,089,040
Alabama Housing Finance Authority Single-Family Revenue Bonds, (Collateralized Home Mortgage Revenue Bond Program), Series 1996-D, 6.00%, 10/01/16	795,000	814,915
Auburn University Alabama General Fee Revenue Bonds, 5.50%, 06/01/18	1,685,000	1,808,443
Birmingham, Alabama Water & Sewer Revenue Warrants, Series 1998-A, 4.75%, 01/01/29	1,750,000	1,730,505
Jefferson County, Alabama Sewer Capital Improvement Revenue Warrants, Series A, 5.13%, 02/01/29	4,000,000	4,243,360

		14,303,638

Arizona (1.1%)
Mesa, Arizona Industrial Development Authority Revenue Bonds, (Discovery Health Systems), Series A, 5.63%, 01/01/29	1,800,000	1,962,414

Colorado (2.0%)
Denver, Colorado City & County Airport Revenue Bonds, Series D, 5.50%, 11/15/25	3,500,000	3,609,935

District of Columbia (1.5%)
District of Columbia General Obligation Unlimited Bonds, Series A, 5.50%, 06/01/29	1,775,000	1,855,727
District of Columbia Prerefunded General Obligation Unlimited, Series A, 5.50%, 06/01/29	725,000	784,327

		2,640,054

	Principal Amount	Value

Florida (3.4%)
Florida State Board of Education Capital Outlay (Public Education), Series D, 5.75%, 06/01/22	$1,050,000	$1,140,857
Jacksonville, Florida Electric Authority Revenue Bonds, (St. John’s River), Series 9, 5.25%, 10/01/21	1,520,000	1,532,434
Tampa Bay Water Florida Utility System Revenue Bonds, 5.50%, 10/01/18	3,000,000	3,385,499

		6,058,790

Georgia (3.8%)
Atlanta, Georgia Airport General Obligation Refunding Revenue Bonds, Series A, 5.50%, 01/01/26	1,000,000	1,089,490
Georgia Local Government Certificates of Participation Grantor Trust, Series 1998-A, 4.75%, 06/01/28	1,000,000	1,008,270
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/18	465,000	570,894
Georgia Municipal Electric Power Authority Revenue Bonds, Prerefunded Series V, 6.60%, 01/01/18	55,000	65,578
Georgia Municipal Electric Power Authority Revenue Bonds, Unrefunded Series V, 6.60%, 01/01/18	2,230,000	2,658,874
Georgia Private College & Universities Authority, Refunding Revenue Bonds, (Mercer University Project), Series A, 5.25%, 10/01/25	1,500,000	1,520,445

		6,913,551

Illinois (12.2%)
Chicago Park District, Illinois General Obligation Unlimited Tax Park Bonds, Series 1996, 5.60%, 01/01/21	3,050,000	3,165,961

72	Annual Report 2005

Municipal Bond (continued)

	Principal Amount	Value

Illinois (continued)
Chicago, Illinois Prerefunded Project General Obligation Limited, Series A Series A, 5.38%, 01/01/24	$1,995,000	$2,098,361
Chicago, Illinois Unrefunded Project General Obligation Limited, Series A Series A, 5.38%, 01/01/24	935,000	983,442
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.50%, 11/15/20	1,750,000	1,830,465
Illinois Development Finance Authority Hospital Revenue Bonds, (Adventist Health Systems/Sunbelt Obligation), 5.65%, 11/15/24	3,000,000	3,127,290
Illinois State General Obligation Unlimited Revenue Bonds, 5.25%, 05/01/23	3,425,000	3,618,718
Illinois State Sales Tax Revenue Bonds, 5.00%, 06/15/19	2,000,000	2,109,220
Metropolitan Pier & Exposition Authority Illinois Dedicated State Tax Revenue Bonds (Mccormick Place Expansion Project), 5.50%, 12/15/24	4,500,000	4,841,595

		21,775,052

Indiana (4.5%)
Ball State University Student Fee Revenue Bonds, Series J, 6.20%, 07/01/2020	1,000,000	1,126,400
Indiana State Toll Road Commission East-West Toll Road Revenue Bonds, Series 1980, 9.00%, 01/01/15	5,335,000	6,960,788

		8,087,188

Kansas (0.9%)
Wichita, Kansas Hospital Revenue Refunding Bonds (Facilities Improvements Series 11), 6.75%, 11/15/19	1,500,000	1,693,095

	Principal Amount	Value

Louisiana (1.0%)
Tobacco Settlement Financing Corp. (Louisiana Revenue Asset Backed), Series 2001B, 5.88%, 05/15/39	$1,750,000	$1,824,305

Massachusetts (4.9%)
Massachusetts Bay Transportation Authority Revenue Bonds, (General Transportation System), Series A, 5.38%, 03/01/19	2,000,000	2,035,040
Massachusetts State Consumer Loan General Obligation Limited, Series C, 5.50%, 11/01/2015	1,500,000	1,665,585
Massachusetts State Consumer Loan General Obligation Limited, Series D, 5.50%, 08/01/2019	1,000,000	1,123,490
Massachusetts State General Obligation Unlimited Bonds, Series D, 5.50%, 10/01/2018	2,000,000	2,242,140
Massachusetts State Prerefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/2021	95,000	102,678
Massachusetts State Unrefunded Consumer Loan General Obligation Limited, Series B, 5.25%, 03/01/21	1,405,000	1,518,552

		8,687,485

Michigan (4.3%)
Michigan State General Obligation Unlimited Tax Bonds (Environmental Protection Program), Series 1992, 6.25%, 11/01/12	3,500,000	3,918,775
Michigan State Hospital Finance Authority Refunding Revenue Bonds, (Henry Ford Health), 6.00%, 11/15/24	1,500,000	1,586,700
Michigan State Hospital Finance Authority Revenue Bonds, (Ascension Health Credit), Series A, 5.75%, 11/15/18	2,000,000	2,186,840

		7,692,315

2005 Annual Report	73

Statement of Investments (Continued)

October 31, 2005

Gartmore Tax-Free Income Fund (Continued)

Municipal Bond (continued)

	Principal Amount	Value

Minnesota (0.9%)
St. Louis Park, Minnesota Independent School District Number 283 General Obligation Unlimited Tax Bonds, 5.75%, 02/01/18	$1,500,000	$1,604,955

Missouri (1.1%)
Jackson County, Missouri Special Obligation Revenue Bonds, Series A, 5.50%, 12/01/12	1,415,000	1,553,811
Missouri State Environmental Improvement & Energy Resource Authority, State Revolving Fund-Multiple, Series A, Refunded Portion, 6.55%, 07/01/14	365,000	367,318

		1,921,129

Nevada (1.3%)
Nevada State Highway Impt. Revenue Bonds, 5.50%, 12/01/18	1,000,000	1,102,800
University of Nevada Community College Revenue Bonds, 5.38%, 07/01/20	1,200,000	1,261,644

		2,364,444

New Jersey (2.5%)
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series A, 5.75%, 06/15/17	1,000,000	1,119,770
New Jersey State Transportation Trust Fund Authority, Transportation Systems Revenue Bonds, Series B, 6.00%, 12/15/15	2,000,000	2,257,820
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	790,000	922,854
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded Series 1991-C, 6.50%, 01/01/16	55,000	65,359
New Jersey State Turnpike Authority Revenue Bonds, Unrefunded Series 1991-C, 6.50%, 01/01/16	155,000	181,007

		4,546,810

	Principal Amount	Value

New Mexico (0.9%)
Bernalillo County, New Mexico Gross Receipts Tax Revenue Bonds, 5.25%, 10/01/26	$1,500,000	$1,604,745

New York (1.3%)
New York State Local Government Assistance Corporation Revenue Refunding Bonds, Series 1993-E, 6.00%, 04/01/14	1,000,000	1,127,150
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/19	795,000	881,456
New York, New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.75%, 11/15/19	205,000	227,294

		2,235,900

North Carolina (2.8%)
North Carolina Housing Finance Agency, Single-Family Revenue Bonds, Series A, 6.25%, 03/01/17	735,000	741,336
North Carolina Medical Care Commission Hospital Revenue Bonds (Firsthealth of the Carolinas), 4.75%, 10/01/26	2,000,000	2,013,840
North Carolina Medical Care Commission Hospital Revenue Bonds, (Gaston Health Care), Prerefunded, 5.00%, 02/15/29	1,070,000	1,123,211
North Carolina Medical Care Commission Hospital Revenue Bonds, (Gaston Health Care), Unrefunded, 5.00%, 02/15/29	1,230,000	1,108,693

		4,987,080

Ohio (4.3%)
Cleveland, Ohio Waterworks Revenue Bonds, Series K, 5.25%, 01/01/20	1,000,000	1,087,520
Franklin County, Ohio Hospital Refunding & Improvement Revenue Bonds, (The Children’s Hospital Project), Series 1996-A, 5.75%, 11/01/20	1,100,000	1,128,941

74	Annual Report 2005

Municipal Bond (continued)

	Principal Amount	Value

Ohio (continued)
Hamilton, Ohio City School District General Obligation Bonds, Series A, 5.50%, 12/01/19	$1,000,000	$1,089,220
Montgomery County, Ohio Hospital Revenue Bonds (Kettering Medical Center), 6.75%, 04/01/18	2,500,000	2,723,300
Ohio State Building, Ohio Sales Tax Revenue Bonds, 5.00%, 04/01/17	1,655,000	1,742,814

		7,771,795

Pennsylvania (0.6%)
Pennsylvania State University General Obligation Unlimited Bonds, 5.25%, 03/01/16	1,000,000	1,074,060

South Carolina (4.6%)
Greenville, South Carolina Waterworks Revenue Bonds, 5.25%, 02/01/16	1,685,000	1,805,073
South Carolina State Public Service Authority Revenue Bonds, Series A, 5.50%, 01/01/22	1,000,000	1,065,400
South Carolina Transportation Infrastructure Revenue Bonds, 5.50%, 10/01/30	1,000,000	1,085,800
South Carolina Transportation Infrastructure Revenue Bonds, Series A, 5.38%, 10/01/24	3,000,000	3,243,780
Spartanburg, South Carolina Water System Revenue Bonds, Series 1996, 6.10%, 06/01/21	1,000,000	1,017,600

		8,217,653

Tennessee (3.0%)
Shelby County, Tennessee Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 5.38%, 07/01/24	4,200,000	4,364,598
Shelby County, Tennessee Health Educational & Housing Facilities Board Revenue Bonds (St. Judes Children’s Research), 6.00%, 07/01/14	1,000,000	1,081,160

		5,445,758

	Principal Amount	Value

Texas (16.7%)
Beaumont Independent School District, Texas General Obligation Unlimited Tax School Building Bonds, Series 1996, 5.00%, 02/15/16	$2,325,000	$2,337,857
Collin County, Texas Permanent Improvement General Obligation Limited Tax Bonds, Series A, 5.50%, 02/15/19	1,300,000	1,387,399
Comal, Texas Independent School District General Obligation Unlimited Tax School Building and Refunding Bonds, 5.63%, 08/01/19	2,000,000	2,152,920
Fort Bend Independent School District, Texas General Obligation Unlimited Tax Bonds, Series 1996, 5.00%, 02/15/18	2,300,000	2,477,307
Fort Worth, Texas General Obligation Limited Tax Bonds, 5.63%, 03/01/17	1,350,000	1,393,227
Harris County, Texas Health Facilities Development Corporation Revenue School Health Care Systems, Series B, 5.75%, 07/01/27	5,325,000	6,132,216
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series 1997, 5.38%, 08/15/17	1,500,000	1,537,950
Houston, Texas Independent School District General Obligation Limited Tax School House Refunding Bonds, Series A, 4.75%, 02/15/26	2,000,000	2,010,120
Leander, Texas Independent School District General Obligation Unlimited Refunding Bonds, 5.00%, 08/15/22	1,000,000	1,038,360
Lower Colorado River Authority, Texas Junior Lien Refunding Revenue Bonds, Escrowed Series 1992, 6.00%, 01/01/17	1,245,000	1,451,433

2005 Annual Report	75

Statement of Investments (Continued)

October 31, 2005

Gartmore Tax-Free Income Fund (Continued)

Municipal Bond (continued)

	Principal Amount	Value

Texas (continued)
Montgomery County, Texas General Obligation Limited, 5.25%, 09/01/19	$1,000,000	$1,077,530
San Antonio, Texas Water Revenue Bonds, 5.00%, 05/15/25	1,000,000	1,028,590
Socorro, Texas Independent School District General Obligation Unlimited Tax Bonds, Series A, 5.75%, 02/15/14	1,000,000	1,054,760
Spring Branch, Texas Independent School District General Obligation Limited, 5.20%, 02/01/20	1,500,000	1,574,895
United Independent School District General Obligation Unlimited Tax Bonds, 5.38%, 08/15/25	1,000,000	1,070,240
Wichita Falls, Texas Water and Sewer Revenue Bonds (Priority Lien), 5.38%, 08/01/19	2,000,000	2,134,480

		29,859,284

Vermont (1.2%)
Vermont Educational & Health Buildings Financing Agency Revenue Bonds (Fletcher Allen Health), Series A, 6.00%, 12/01/23	2,000,000	2,193,620

Virginia (3.8%)
Fairfax County, Virginia Water Authority Refunding Revenue Bonds, Series 1992, 6.00%, 04/01/22	940,000	991,822
Henrico County, Virginia Water & Sewer System Refunding Revenue Bonds, Series 1994, 5.875%, 05/01/14	1,205,000	1,219,243
Virginia College Building Authority Educational Facilities Revenue Bonds, 5.00%, 02/01/18	2,955,000	3,101,687
Virginia Commonwealth Transportation Board Revenue Bonds, 5.00%, 04/01/18	1,435,000	1,507,941

		6,820,693

	Principal Amount	Value
Washington (4.4%)
Seattle, Washington Municipal Light & Power Revenue Improvement & Refunding Revenue Bonds, 5.13%, 03/01/26	$1,000,000	$1,029,730
Seattle, Washington Water Systems Revenue Bonds, 5.38%, 03/01/29	2,000,000	2,091,120
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series 1997-D, 5.38%, 01/01/22	3,500,000	3,590,370
Washington State Motor Vehicle Fuel Tax General Obligation Unlimited Tax Bonds, Series C, 5.80%, 01/01/17	1,000,000	1,090,310

		7,801,530

Wisconsin (1.5%)
Wisconsin State General Obligation Unlimited, Series C, 5.55%, 05/01/21	1,000,000	1,086,740
Wisconsin State Transportation Revenue Bonds, Series A, 5.50%, 07/01/16	1,500,000	1,631,955

		2,718,695

Total Municipal Bond		176,415,973

Total Investments (Cost $164,290,329) (a) — 98.5%		176,415,973

Other assets in excess of liabilities — 1.5%		2,724,589

NET ASSETS — 100.0%		$179,140,562

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.

76	Annual Report 2005

Distribution of investments, as a percentage of net assets in securities at value, is as follows:

Industry	Percent	Value
Air, Water, and Solid Waste	1.19%	$2,134,480
Airports Flying Fields	2.62%	4,699,425
Colleges and Universities	5.09%	9,122,595
Educational Services	0.59%	1,054,760
Electric and Other Services	0.86%	1,532,434
Elementary and Secondary Schools	4.69%	8,395,165
Environmental Quality	0.21%	367,318
Facilities Support Services	4.25%	7,612,999
Finance, Taxation, and Money	6.50%	11,638,815
General Obligation	22.32%	39,986,062
Health Services	7.69%	13,771,595
Highway and Street Construction	1.46%	2,610,741
Hospitals	11.44%	20,484,789
Local and Surburban	1.14%	2,035,040
Regulation, Administration of Transportation	1.56%	2,801,394
Regulation, Administration of Utilities	0.57%	1,029,730
Single Family Housing	0.87%	1,556,250
Tobacco and Tobacco Products	4.20%	7,530,720
Transportation Services	8.19%	14,667,958
Water, sewer, and Utility	13.05%	23,383,703

	98.48%

See notes to financial statements.

2005 Annual Report	77

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Bond Fund	Gartmore Government Bond Fund	Gartmore Morley Gartmore Morley Enhanced Income Fund Enhanced Income Fund
Assets:
Investments, at value (cost $117,707,549; $164,106,882 and $445,976,299 respectively)	$120,970,158	$163,795,255	$441,487,394
Repurchase agreements, at cost and value	—	569,501	17,931,322

Total Investments	120,970,158	164,364,756	459,418,716

Cash	—	—	64,006
Cash collateral pledged for futures	—	—	90,000
Interest and dividends receivable	1,243,619	1,758,548	2,286,290
Receivable for capital shares issued	104,760	88,543	420,624
Receivable from advisor	—	—	5,747
Net receivable for variation margin on futures contracts	—	—	3,516
Prepaid expenses and other assets	19,465	19,537	19,485

Total Assets	122,338,002	166,231,384	462,308,384

Liabilities:
Payable to custodian	2,472,407	—	—
Distributions payable	54,568	44,305	1,073
Payable for return of collateral received for securities on loan	1,630,770	1,025,900	2,072,073
Payable for capital shares redeemed	158,066	140,832	396,055
Accrued expenses and other payables
Investment advisory fees	50,691	70,317	134,846
Fund administration and transfer agent fees	17,767	21,008	38,195
Distribution fees	5,143	15,003	264
Administrative servicing fees	7,913	19,860	2,969
Trustee fees	283	399	978
Other	13,674	7,236	9,216

Total Liabilities	4,411,282	1,344,860	2,655,669

Net Assets	$117,926,720	$164,886,524	$459,652,715

Represented by:
Capital	$117,623,342	$165,089,677	$469,528,330
Accumulated net investment income (loss)	(8,583)	18,760	8,219
Accumulated net realized gains (losses) on investment and futures transactions	(2,950,648)	89,714	(5,799,226)
Net unrealized appreciation (depreciation) on investments and futures	3,262,609	(311,627)	(4,084,608)

Net Assets	$117,926,720	$164,886,524	$459,652,715

Net Assets:
Class A Shares	$10,212,294	$54,165,868	$1,241,849
Class B Shares	223,027	152,497	—
Class C Shares	696,206	330,619	—
Class D Shares	99,133,387	105,986,593	—
Class R Shares	1,060	1,037	1,021
Class X Shares	2,821,337	3,393,578	—

See notes to financial statements.

78	Annual Report 2005

	Gartmore Bond Fund	Gartmore Government Bond Fund	Gartmore Morley Gartmore Morley Enhanced Income Fund Enhanced Income Fund
Class Y Shares	$198,713	$855,336	$—
Institutional Service Class Shares	—	—	5,660,518
Institutional Class Shares	4,640,696	996	452,749,327

Total	$117,926,720	$164,886,524	$459,652,715

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,071,222	5,327,430	136,694
Class B Shares	23,393	14,997	—
Class C Shares	72,955	32,532	—
Class D Shares	10,382,894	10,418,175	—
Class R Shares	111	102	113
Class X Shares	295,845	334,012	—
Class Y Shares	20,816	84,191	—
Institutional Service Class Shares	—	—	622,762
Institutional Class Shares	486,022	98	49,832,644

Total	12,353,258	16,211,537	50,592,213

Net asset value and redemption price per share:
Class A Shares	$9.53	$10.17	$9.08
Class B Shares (a)	$9.53	$10.17	$—
Class C Shares (b)	$9.54	$10.16	$—
Class D Shares	$9.55	$10.17	$—
Class R Shares	$9.55	$10.17	$9.09	(c)
Class X Shares	$9.54	$10.16	$—
Class Y Shares	$9.55	$10.16	$—
Institutional Service Class Shares	$—	$—	$9.09
Institutional Class Shares	$9.55	$10.17 (c)	$9.09

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.01	$10.68	$9.43
Class D Shares	$10.00	$10.65	$—

Maximum Sales Charge — Class A Shares	4.75%	4.75%	3.75%

Maximum Sales Charge — Class D Shares	4.50%	4.50%	—

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

2005 Annual Report	79

Statements of Assets and Liabilities

	Gartmore Short Duration Bond Fund	Gartmore Tax-Free Income Fund Gartmore Tax-Free Income Fund
Assets:
Investments, at value (cost $127,671,568 and $164,290,329; respectively)	$125,065,212	$176,415,973
Repurchase agreements, at cost and value	7,139,492	—

Total Investments	132,204,704	176,415,973

Cash	—	108,798
Interest and dividends receivable	776,487	2,880,846
Receivable for capital shares issued	301,996	46,958
Prepaid expenses and other assets	8,770	4,822

Total Assets	133,291,957	179,457,397

Liabilities:
Payable to custodian	343,890	—
Distributions payable	15,544	160,651
Payable for capital shares redeemed	330,331	30,952
Accrued expenses and other payables
Investment advisory fees	28,414	76,022
Fund administration and transfer agent fees	21,173	24,881
Distribution fees	27,213	7,258
Administrative servicing fees	41,564	610
Trustee fees	346	427
Other	18,461	16,034

Total Liabilities	826,936	316,835

Net Assets	$132,465,021	$179,140,562

Represented by:
Capital	$137,137,655	$167,495,373
Accumulated net investment income (loss)	(50,356)	(156,464)
Accumulated net realized gains (losses) on investment transactions	(2,015,922)	(323,991)
Net unrealized appreciation (depreciation) on investments	(2,606,356)	12,125,644

Net Assets	$132,465,021	$179,140,562

Net Assets:
Class A Shares	$1,016,840	$10,053,960
Class B Shares	—	602,104
Class C Shares	1,009	1,210,553
Class D Shares	—	162,138,937
Class X Shares	—	4,903,186

See notes to financial statements.

80	Annual Report 2005

	Gartmore Short Duration Bond Fund		Gartmore Gartmore Tax-Free Income Fund Tax-Free Income Fund
Class Y Shares	$—		$231,822
Institutional Class Shares	6,741,317		—
IRA Class Shares	43,888,211		—
Service Class Shares	80,817,644		—

Total	$132,465,021		$179,140,562

Shares outstanding (unlimited number of shares authorized):
Class A Shares	103,488		958,844
Class B Shares	—		57,442
Class C Shares	103		115,725
Class D Shares	—		15,465,843
Class X Shares	—		467,647
Class Y Shares	—		22,155
Institutional Class Shares	685,958		—
IRA Class Shares	4,466,255		—
Service Class Shares	8,225,041		—

Total	13,480,845		17,087,656

Net asset value and redemption price per share:
Class A Shares	$9.83		$10.49
Class B Shares (a)	$—		$10.48
Class C Shares (b)	$9.83	(c)	$10.46
Class D Shares	$—		$10.48
Class X Shares	$—		$10.48
Class Y Shares	$—		$10.46
Institutional Class Shares	$9.83		$—
IRA Class Shares	$9.83		$—
Service Class Shares	$9.83		$—

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.06		$11.01
Class D Shares	$—		$10.98

Maximum Sales Charge — Class A Shares	2.25%		4.75%

Maximum Sales Charge — Class D Shares	—		4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

2005 Annual Report	81

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Bond Fund	Gartmore Government Bond Fund	Fund Gartmore Morley Enhanced Income
INVESTMENT INCOME:
Interest income	$6,375,622	$7,781,793	$12,251,270
Income from securities lending	22,254	13,185	8,763

Total Income	6,397,876	7,794,978	12,260,033

Expenses:
Investment advisory fees	611,058	864,594	1,337,985
Fund administration and transfer agent fees	158,706	207,288	427,947
Distribution fees Class A	24,151	136,734	3,191
Distribution fees Class B	1,506	1,470	—
Distribution fees Class C	5,175	2,512	—
Distribution fees Class R	4	4	4
Distribution fees Class X	27,421	33,899	—
Distribution fees Class Y	1,877	7,698	—
Administrative servicing fees Class A	7,493	76,626	1,227
Administrative servicing fees Class D	55,733	104,659	—
Administrative servicing fees Institutional Service Class	—	—	16,425
Registration and filing fees	59,219	61,454	53,328
Trustee fees	5,015	7,070	15,525
Other	111,977	91,483	94,619

Total expenses before voluntary fee reductions	1,069,335	1,595,491	1,950,251
Earnings credit (Note 5)	(5,560)	(4,862)	(6,756)
Expenses reimbursed	—	—	(196,148)

Total Expenses	1,063,775	1,590,629	1,747,347

Net Investment Income	5,334,101	6,204,349	10,512,686

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	1,051,917	1,115,473	(286,363)
Net realized gains (losses) on futures transactions	—	—	536,890

Net realized gains (losses) on investment and futures transactions	1,051,917	1,115,473	250,527
Net change in unrealized appreciation/depreciation on investments and futures	(3,797,729)	(4,458,806)	(2,909,779)

Net realized/unrealized gains (losses) on investments and futures	(2,745,812)	(3,343,333)	(2,659,252)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,588,289	$2,861,016	$7,853,434

See notes to financial statements.

82	Annual Report 2005

	Gartmore Short Duration Bond Fund	Gartmore Gartmore Tax-Free Income Fund Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$7,361,823	$8,637,333

Total Income	7,361,823	8,637,333

Expenses:
Investment advisory fees	836,301	932,283
Fund administration and transfer agent fees	294,439	235,524
Distribution fees Class A	2,137	23,508
Distribution fees Class B	—	5,446
Distribution fees Class C	5	11,849
Distribution fees Class X	—	49,286
Distribution fees IRA Class	252,520	—
Distribution fees Service Class	298,231	—
Distribution fees Class Y	—	3,406
Administrative servicing fees Class A	—	113
Administrative servicing fees IRA Class	75,698	—
Administrative servicing fees Service Class	72,267	—
Registration and filing fees	58,739	55,051
Trustee fees	19,563	7,664
Other	245,392	119,448

Total expenses before voluntary fee reductions	2,155,292	1,443,578
Expenses voluntarily reduced	(238,942)	—
Earnings credit (Note 5)	(5,730)	(20,623)

Total Expenses	1,910,620	1,422,955

Net Investment Income	5,451,203	7,214,378

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(1,216,116)	267,828

Net realized gains (losses) on investment	(1,216,116)	267,828
Net change in unrealized appreciation/depreciation on investments	(2,606,356)	(3,449,647)

Net realized/unrealized gains (losses) on investments	(3,822,472)	(3,181,819)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,628,731	$4,032,559

See notes to financial statements.

2005 Annual Report	83

Statements of Changes in Net Assets

	Gartmore Bond Fund			Gartmore Government Bond Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$5,334,101	$6,071,125		$6,204,349	$6,919,961
Net realized gains (losses) on investment transactions	1,051,917	3,939,111		1,115,473	(858,692)
Net change in unrealized appreciation/depreciation on investments	(3,797,729)	(2,757,638)		(4,458,806)	1,007,897

Change in net assets from operations	2,588,289	7,252,598		2,861,016	7,069,166

Distributions to Class A Shareholders from:
Net investment income	(400,142)	(449,448)		(1,860,894)	(1,912,956)
Net realized gains on investments	—	—		—	(1,310,536)

Distributions to Class B Shareholders from:
Net investment income	(5,213)	(2,334)		(4,091)	(2,899)
Net realized gains on investments	—	—		—	(147)

Distributions to Class C Shareholders from:
Net investment income	(17,810)	(2,007)		(7,026)	(7,117)
Net realized gains on investments	—	—		—	(1,855)

Distributions to Class D Shareholders from:
Net investment income	(4,714,110)	(5,518,021)		(4,149,513)	(4,979,167)
Net realized gains on investments	—	—		—	(3,527,208)

Distributions to Class R Shareholders from:
Net investment income	(43)	(41)		(35)	(32)
Net realized gains on investments	—	—		—	(24)

Distributions to Class X Shareholders from:
Net investment income	(116,559)	(137,402)		(117,368)	(155,711)
Net realized gains on investments	—	—		—	(136,123)

Distributions to Class Y Shareholders from:
Net investment income	(7,971)	(9,770)		(26,680)	(40,922)
Net realized gains on investments	—	—		—	(46,030)

Distributions to Intitutional Class Shareholders from:
Net investment income	(64,941)	(4,055	) (a)	(24,866)	(1,969	) (a)

Change in net assets from shareholder distributions	(5,326,789)	(6,123,078)		(6,190,473)	(12,122,696)

Change in net assets from capital transactions	(6,874,780)	(15,273,501)		(14,723,998)	(30,816,842)

Change in net assets	(9,613,280)	(14,143,981)		(18,053,455)	(35,870,372)

Net Assets:
Beginning of period	127,540,000	141,683,981		182,939,979	218,810,351

End of period	$117,926,720	$127,540,000		$164,886,524	$182,939,979

Accumulated net investment income (loss)	$(8,583)	$(8,583)		$18,760	$18,629

(a)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

84	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Morley Enhanced Income Fund		Gartmore Short Duration Bond Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005		Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$10,512,686	$5,002,179	$5,451,203		$18,697,863
Net realized gains (losses) on investment and futures transactions	250,527	(2,344,773)	(1,216,116)		(1,826,324)
Net change in unrealized appreciation/depreciation on investments and futures	(2,909,779)	(97,688)	(2,606,356)		1,372,707
Net change in unrealized appreciation/depreciation on wrapper contracts	—	—	—		(550,681)

Change in net assets from operations	7,853,434	2,559,718	1,628,731		17,693,565

Distributions to Class A Shareholders from:
Net investment income	(31,968)	(38,436)	(22,192)		(14,701)
Net realized gains on investments	—	—	—		(190)

Distributions to Class C Shareholders from:
Net investment income	—	—	(16	) (a)	—

Distributions to Class R Shareholders from:
Net investment income	(26)	(16)	—		—

Distributions to Institutional Class Shareholders from:
Net investment income	(10,887,612)	(5,018,476)	(450,062)		(2,052,609)
Net realized gain on investments	—	—	—		(46,583)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(174,593)	(152,442)	—		—

Distributions to IRA Class Shareholders from:
Net investment income	—	—	(2,313,572)		(10,365,445)
Net realized gain on investments	—	—	—		(289,512)

Distributions to Service Class Shareholders from:
Net investment income	—	—	(2,895,479)		(5,233,773)
Net realized gain on investments	—	—	—		(145,883)

Change in net assets from shareholder distributions	(11,094,199)	(5,209,370)	(5,681,321)		(18,148,696)

Change in net assets from capital transactions	153,943,037	144,235,418	(570,977,333)		49,914,041

Change in net assets	150,702,272	141,585,766	(575,029,923)		49,458,910

Net Assets:
Beginning of period	308,950,443	167,364,677	707,494,944		658,036,034

End of period	$459,652,715	$308,950,443	$132,465,021		$707,494,944

Accumulated net investment income (loss)	$8,219	$6,882	$(50,356)		$(50,356)

(a)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2005 Annual Report	85

Statements of Changes in Net Assets

	Gartmore Tax-Free Income Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$7,214,378	$8,493,509
Net realized gains (losses) on investment transactions	267,828	29,089
Net change in unrealized appreciation/depreciation on investments	(3,449,647)	3,242,490

Change in net assets from operations	4,032,559	11,765,088

Distributions to Class A Shareholders from:
Net investment income	(345,087)	(357,117)

Distributions to Class B Shareholders from:
Net investment income	(15,552)	(7,762)

Distributions to Class C Shareholders from:
Net investment income	(34,172)	(24,323)

Distributions to Class D Shareholders from:
Net investment income	(6,630,409)	(7,852,219)

Distributions to Class X Shareholders from:
Net investment income	(177,039)	(234,899)

Distributions to Class Y Shareholders from:
Net investment income	(12,197)	(17,189)

Change in net assets from shareholder distributions	(7,214,456)	(8,493,509)

Change in net assets from capital transactions	(9,916,817)	(10,941,315)

Change in net assets	(13,098,714)	(7,669,736)

Net Assets:
Beginning of period	192,239,276	199,909,012

End of period	$179,140,562	$192,239,276

Accumulated net investment income (loss)	$(156,464)	$(156,386)

See notes to financial statements.

86	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.75	0.52	0.84	1.36	(0.53)	(0.53)	$9.58	16.01%		$4,775	1.14%		5.71%		(k	)	(k	)	42.47%
Year Ended October 31, 2002	$9.58	0.50	(0.15)	0.35	(0.50)	(0.50)	$9.43	3.84%		$7,551	1.06%		5.34%		(k	)	(k	)	27.66%
Year Ended October 31, 2003	$9.43	0.46	0.24	0.70	(0.46)	(0.46)	$9.67	7.55%		$10,128	1.08%		4.74%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.43	0.08	0.51	(0.43)	(0.43)	$9.75	5.37%		$10,669	1.04%		4.38%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.53	1.87%		$10,212	1.10%		4.15%		(k	)	(k	)	34.08%

Class B Shares
Period Ended October 31, 2003 (d)	$9.49	0.06	0.18	0.24	(0.06)	(0.06)	$9.67	2.50%	(i)	$24	1.83%	(j)	3.62%	(j)	(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.36	0.08	0.44	(0.36)	(0.36)	$9.75	4.66%		$102	1.72%		3.64%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.53	1.18%		$223	1.78%		3.46%		(k	)	(k	)	34.08%

Class C Shares
Period Ended October 31, 2003 (d)	$9.50	0.06	0.18	0.24	(0.06)	(0.06)	$9.68	2.49%	(i)	$9	1.87%	(j)	3.60%	(j)	(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.36	0.08	0.44	(0.36)	(0.36)	$9.76	4.63%		$182	1.72%		3.48%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.76	0.34	(0.22)	0.12	(0.34)	(0.34)	$9.54	1.18%		$696	1.78%		3.45%		(k	)	(k	)	34.08%

Class D Shares
Year Ended October 31, 2001	$8.76	0.54	0.84	1.38	(0.55)	(0.55)	$9.59	16.23%		$132,034	0.92%		5.94%		(k	)	(k	)	42.47%
Year Ended October 31, 2002	$9.59	0.52	(0.15)	0.37	(0.52)	(0.52)	$9.44	4.07%		$136,049	0.83%		5.58%		(k	)	(k	)	27.66%
Year Ended October 31, 2003	$9.44	0.49	0.24	0.73	(0.49)	(0.49)	$9.68	7.81%		$127,591	0.82%		5.00%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.45	0.09	0.54	(0.45)	(0.45)	$9.77	5.75%		$112,631	0.78%		4.64%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.77	0.43	(0.22)	0.21	(0.43)	(0.43)	$9.55	2.15%		$99,133	0.83%		4.41%		(k	)	(k	)	34.08%

Class R Shares
Period Ended October 31, 2003 (e)	$9.80	0.03	(0.12)	(0.09)	(0.03)	(0.03)	$9.68	(0.92%	)(i)	$1	1.85%	(j)	3.48%	(j)	1.95%		3.38%		17.73%
Year Ended October 31, 2004	$9.68	0.39	0.09	0.48	(0.39)	(0.39)	$9.77	5.06%		$1	1.37%		3.99%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.77	0.40	(0.22)	0.18	(0.40)	(0.40)	$9.55	1.81%		$1	1.14%		4.08%		(k	)	(k	)	34.08%

Class X Shares
Year Ended October 31, 2001	$8.75	0.47	0.84	1.31	(0.48)	(0.48)	$9.58	15.33%		$2,935	1.72%		5.10%		(k	)	(k	)	42.47%
Year Ended October 31, 2002	$9.58	0.45	(0.15)	0.30	(0.45)	(0.45)	$9.43	3.26%		$3,548	1.62%		4.79%		(k	)	(k	)	27.66%
Year Ended October 31, 2003 (f)	$9.43	0.41	0.24	0.65	(0.41)	(0.41)	$9.67	6.98%		$3,674	1.60%		4.22%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.67	0.38	0.08	0.46	(0.38)	(0.38)	$9.75	4.82%		$3,457	1.57%		3.85%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.75	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.54	1.44%		$2,821	1.63%		3.62%		(k	)	(k	)	34.08%

Class Y Shares
Period Ended October 31, 2001 (g)	$9.19	0.25	0.40	0.65	(0.25)	(0.25)	$9.59	7.25%	(i)	$162	1.74%	(j)	4.77%	(j)	(k	)	(k	)	42.47%
Year Ended October 31, 2002	$9.59	0.45	(0.15)	0.30	(0.45)	(0.45)	$9.44	3.26%		$272	1.62%		4.78%		(k	)	(k	)	27.66%
Year Ended October 31, 2003 (f)	$9.44	0.41	0.24	0.65	(0.41)	(0.41)	$9.68	6.97%		$256	1.60%		4.21%		(k	)	(k	)	17.73%
Year Ended October 31, 2004	$9.68	0.38	0.08	0.46	(0.38)	(0.38)	$9.76	4.81%		$238	1.57%		3.85%		(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.76	0.35	(0.21)	0.14	(0.35)	(0.35)	$9.55	1.44%		$199	1.63%		3.62%		(k	)	(k	)	34.08%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.50	0.15	0.26	0.41	(0.15)	(0.15)	$9.76	4.32%	(i)	$260	0.73%	(j)	4.51%	(j)	(k	)	(k	)	17.20%
Year Ended October 31, 2005	$9.76	0.43	(0.21)	0.22	(0.43)	(0.43)	$9.55	2.30%		$4,641	0.78%		4.47%		(k	)	(k	)	34.08%

(a) Excludes sales charge.	(g) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(b) During the period certain fees were waived and /or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.	(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004. (i) Not annualized. (j) Annualized. (k) There were no fee reductions during the period.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) Effective September 1, 2003, Class B and Class C Shares were renamed renamed Class X and Class Y , respectively.

See notes to financial statements.

2005 Annual Report	87

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Government Bond Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$10.00	0.53	0.95	1.48	(0.53)	—	(0.53)	$10.95	15.21%		$57,336	0.99%		5.12%		1.20%		4.91%		159.68%
Year Ended October 31, 2002	$10.95	0.45	0.20	0.65	(0.45)	(0.20)	(0.65)	$10.95	6.42%		$55,510	1.07%		4.28%		1.11%		4.24%		99.42%
Year Ended October 31, 2003	$10.95	0.41	(0.16)	0.25	(0.40)	(0.19)	(0.59)	$10.61	2.29%		$56,589	1.10%		3.76%		(k	)		(k)	106.65%
Year Ended October 31, 2004	$10.61	0.35	0.03	0.38	(0.36)	(0.26)	(0.62)	$10.37	3.68%		$55,481	1.07%		3.37%		(k	)		(k)	110.72%
Year Ended October 31, 2005	$10.37	0.35	(0.20)	0.15	(0.35)	—	(0.35)	$10.17	1.46%		$54,166	1.10%		3.41%		(k	)	(k	)	117.67%

Class B Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18	(0.05)	—	(0.05)	$10.61	1.73%	(i)	$1	1.80%	(j)	3.52%	(j)	(k	)		(k)	106.65%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.04%		$170	1.69%		2.75%		(k	)		(k)	110.72%
Year Ended October 31, 2005	$10.37	0.29	(0.20)	0.09	(0.29)	—	(0.29)	$10.17	0.85%		$152	1.71%		2.79%		(k	)	(k	)	117.67%

Class C Shares
Period Ended October 31, 2003 (d)	$10.48	0.06	0.12	0.18	(0.05)	—	(0.05)	$10.61	1.73%	(i)	$65	1.76%	(j)	4.11%	(j)	(k	)		(k)	106.65%
Year Ended October 31, 2004	$10.61	0.28	0.03	0.31	(0.29)	(0.26)	(0.55)	$10.37	3.03%		$296	1.69%		2.75%		(k	)		(k)	110.72%
Year Ended October 31, 2005	$10.37	0.29	(0.21)	0.08	(0.29)	—	(0.29)	$10.16	0.75%		$331	1.71%		2.80%		(k	)	(k	)	117.67%

Class D Shares
Year Ended October 31, 2001	$10.01	0.55	0.95	1.50	(0.55)	—	(0.55)	$10.96	15.43%		$124,117	0.79%		5.24%		0.90%		5.13%		159.68%
Year Ended October 31, 2002	$10.96	0.48	0.19	0.67	(0.48)	(0.20)	(0.68)	$10.95	6.61%		$174,637	0.81%		4.52%		0.81%		4.52%		99.42%
Year Ended October 31, 2003	$10.95	0.44	(0.15)	0.29	(0.43)	(0.19)	(0.62)	$10.62	2.67%		$154,556	0.82%		4.03%		(k	)		(k)	106.65%
Year Ended October 31, 2004	$10.62	0.38	0.02	0.40	(0.39)	(0.26)	(0.65)	$10.37	3.87%		$121,325	0.78%		3.66%		(k	)		(k)	110.72%
Year Ended October 31, 2005	$10.37	0.38	(0.20)	0.18	(0.38)	—	(0.38)	$10.17	1.76%		$105,987	0.81%		3.70%		(k	)	(k	)	117.67%

Class R Shares
Period Ended October 31, 2003 (e)	$10.77	0.04	(0.16)	(0.12)	(0.03)	—	(0.03)	$10.62	(1.12%	)(i)	$1	1.48%	(j)	4.13%	(j)	1.58%	(j)	4.03%	(j)	106.65%
Year Ended October 31, 2004	$10.62	0.32	0.03	0.35	(0.33)	(0.26)	(0.59)	$10.38	3.41%		$1	1.37%		3.12%		(k	)		(k)	110.72%
Year Ended October 31, 2005	$10.38	0.35	(0.21)	0.14	(0.35)	—	(0.35)	$10.17	1.34%		$1	1.06%		3.39%		(k	)	(k	)	117.67%

Class X Shares
Year Ended October 31, 2001	$10.00	0.47	0.94	1.41	(0.47)	—	(0.47)	$10.94	14.41%		$4,024	1.64%		4.27%		1.68%		4.23%		159.68%
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%		$6,067	1.58%		3.74%		1.58%		3.74%		99.42%
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%		$5,689	1.57%		3.29%		(k	)		(k)	106.65%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%		$4,557	1.54%		2.91%		(k	)		(k)	110.72%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	—	(0.30)	$10.16	1.00%		$3,394	1.56%		2.95%		(k	)	(k	)	117.67%

Class Y Shares
Period Ended October 31, 2001 (g)	$10.47	0.24	0.47	0.71	(0.24)	—	(0.24)	$10.94	6.89%	(i)	$449	1.64%	(j)	4.20%	(j)	1.73%	(j)	4.11%	(j)	159.68%
Year Ended October 31, 2002	$10.94	0.40	0.19	0.59	(0.40)	(0.20)	(0.60)	$10.93	5.80%		$941	1.58%		3.72%		1.58%		3.72%		99.42%
Year Ended October 31, 2003 (f)	$10.93	0.36	(0.14)	0.22	(0.35)	(0.19)	(0.54)	$10.61	2.00%		$1,910	1.57%		3.28%		(k	)		(k)	106.65%
Year Ended October 31, 2004	$10.61	0.30	0.02	0.32	(0.31)	(0.26)	(0.57)	$10.36	3.10%		$961	1.54%		2.93%		(k	)		(k)	110.72%
Year Ended October 31, 2005	$10.36	0.30	(0.20)	0.10	(0.30)	—	(0.30)	$10.16	1.00%		$855	1.56%		2.95%		(k	)	(k	)	117.67%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$10.11	0.12	0.28	0.40	(0.13)	—	(0.13)	$10.38	4.00%	(i)	$14	0.69%	(j)	3.66%	(j)	(k	)		(k)	110.72%
Year Ended October 31, 2005 (l)	$10.38	0.39	(0.21)	0.18	(0.39)	—	(0.39)	$10.17	1.72%		$1	0.72%		3.85%		(k	)	(k	)	117.67%

(a) Excludes sales charge.	(g) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(h) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(i)  Not annualized.

(j)  Annualized.

(k) There were no fee reductions during the period.

(l)  Net investment income (loss) is based on average shares outstanding during the period.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.

See notes to financial statements.

88	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Morley Enhanced Income Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.90	0.52	(0.20)	0.32	(0.52)	(0.52)	$9.70	3.26%		$629	0.90%		5.18%		1.51%		4.57%		46.50%
Year Ended October 31, 2002	$9.70	0.41	(0.26)	0.15	(0.41)	(0.41)	$9.44	1.60%		$1,691	0.79%		4.28%		0.95%		4.12%		32.97%
Year Ended October 31, 2003	$9.44	0.30	(0.18)	0.12	(0.30)	(0.30)	$9.26	1.31%		$2,404	0.78%		3.11%		0.88%		3.01%		29.97%
Year Ended October 31, 2004	$9.26	0.16	(0.09)	0.07	(0.17)	(0.17)	$9.16	0.73%		$1,575	0.80%		1.74%		0.85%		1.69%		51.59%
Year Ended October 31, 2005	$9.16	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.08	1.66%		$1,242	0.80%		2.36%		0.85%		2.31%		60.80%

Class R Shares
Period Ended October 31, 2003 (d)	$9.30	0.02	(0.03)	(0.01)	(0.02)	(0.02)	$9.27	(0.13%	)(e)	$1	1.05%	(f)	2.01%	(f)	1.15%	(f)	1.91%	(f)	29.97%
Year Ended October 31, 2004	$9.27	0.13	(0.09)	0.04	(0.14)	(0.14)	$9.17	0.48%		$1	1.00%		1.49%		1.00%		1.49%		51.59%
Year Ended October 31, 2005	$9.17	0.22	(0.07)	0.15	(0.23)	(0.23)	$9.09	1.70%		$1	0.72%		2.42%		0.72%		2.42%		60.80%

Institutional Service Class Shares
Year Ended October 31, 2001	$9.90	0.54	(0.19)	0.35	(0.54)	(0.54)	$9.71	3.57%		$11,593	0.70%		5.45%		1.44%		4.71%		46.50%
Year Ended October 31, 2002	$9.71	0.42	(0.27)	0.15	(0.42)	(0.42)	$9.44	1.60%		$10,093	0.70%		4.41%		0.90%		4.21%		32.97%
Year Ended October 31, 2003	$9.44	0.31	(0.17)	0.14	(0.31)	(0.31)	$9.27	1.50%		$9,256	0.70%		3.25%		0.80%		3.15%		29.97%
Year Ended October 31, 2004	$9.27	0.17	(0.09)	0.08	(0.18)	(0.18)	$9.17	0.82%		$7,476	0.70%		1.84%		0.75%		1.79%		51.59%
Year Ended October 31, 2005	$9.17	0.23	(0.07)	0.16	(0.24)	(0.24)	$9.09	1.77%		$5,661	0.70%		2.47%		0.75%		2.42%		60.80%

Institutional Class Shares
Year Ended October 31, 2001	$9.89	0.56	(0.19)	0.37	(0.56)	(0.56)	$9.70	3.83%		$10,144	0.45%		5.39%		0.98%		4.86%		46.50%
Year Ended October 31, 2002	$9.70	0.45	(0.26)	0.19	(0.45)	(0.45)	$9.44	1.96%		$57,703	0.45%		4.57%		0.64%		4.38%		32.97%
Year Ended October 31, 2003	$9.44	0.33	(0.18)	0.15	(0.33)	(0.33)	$9.26	1.64%		$155,704	0.45%		3.40%		0.55%		3.30%		29.97%
Year Ended October 31, 2004	$9.26	0.19	(0.08)	0.11	(0.20)	(0.20)	$9.17	1.07%		$299,898	0.45%		2.05%		0.50%		2.00%		51.59%
Year Ended October 31, 2005	$9.17	0.25	(0.07)	0.18	(0.26)	(0.26)	$9.09	2.13%		$452,749	0.45%		2.76%		0.50%		2.71%		60.80%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

2005 Annual Report	89

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Short Duration Bond Fund

		Investment Activities			Distributions									Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Reverse Stock Split		Capital Contributions from Adviser	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2003 (d)	$10.00	0.08	—	0.08	(0.08)	—	(0.08)	—		—	$10.00	0.76%	(f)	$42	0.95%	(g)	2.68%	(g)	1.05%	(g)	2.58%	(g)	16.61%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(i)	0.07	$10.00	2.35%	(j)	$1,585	0.86%		2.08%		0.96%		1.98%		129.96%
Year Ended October 31, 2005	$10.00	0.25	(0.15)	0.10	(0.27)	—	(0.27)	—		—	$9.83	0.98%		$1,017	0.78%		2.40%		0.88%		2.30%		292.03%

Class C Shares
Period Ended October 31, 2005 (e)	$9.91	0.13	(0.06)	0.07	(0.15)	—	(0.15)	—		—	$9.83	0.76%	(f)	$1	1.40%	(g)	2.08%	(g)	1.40%	(g)	2.08%	(g)	292.03%

Institutional Class Shares
Year Ended October 31, 2001	$10.00	0.59	—	0.59	(0.59)	—	(0.59)	—		—	$10.00	6.06%		$15,531	0.55%		5.83%		0.83%		5.55%		59.67%
Year Ended October 31, 2002	$10.00	0.47	—	0.47	(0.47)	(0.04)	(0.51)	0.04	(h)	—	$10.00	4.84%		$19,239	0.57%		4.73%		0.71%		4.69%		37.37%
Year Ended October 31, 2003	$10.00	0.34	—	0.34	(0.34)	—	(0.34)	—		—	$10.00	3.41%		$47,491	0.60%		3.40%		0.70%		3.30%		16.61%
Year Ended October 31, 2004	$10.00	0.27	(0.07)	0.20	(0.27)	(0.01)	(0.28)	0.01	(i)	0.07	$10.00	2.69%	(k)	$72,996	0.54%		2.63%		0.64%		2.53%		129.96%
Year Ended October 31, 2005	$10.00	0.27	(0.15)	0.12	(0.29)	—	(0.29)	—		—	$9.83	1.24%		$6,741	0.49%		2.46%		0.59%		2.36%		292.03%

IRA Class Shares
Year Ended October 31, 2001	$10.00	0.55	—	0.55	(0.55)	—	(0.55)	—		—	$10.00	5.64%		$2,073	0.95%		5.46%		1.19%		5.22%		59.67%
Year Ended October 31, 2002	$10.00	0.43	—	0.43	(0.43)	(0.04)	(0.47)	0.04	(h)	—	$10.00	4.41%		$38,001	1.01%		4.00%		1.11%		4.00%		37.37%
Year Ended October 31, 2003	$10.00	0.29	0.01	0.30	(0.30)	—	(0.30)	—		—	$10.00	2.99%		$413,934	1.01%		2.90%		1.11%		2.80%		16.61%
Year Ended October 31, 2004	$10.00	0.23	(0.07)	0.16	(0.23)	(0.01)	(0.24)	0.01	(i)	0.07	$10.00	2.30%	(l)	$369,014	0.91%		2.29%		1.01%		2.19%		129.96%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	—	(0.26)	—		—	$9.83	0.90%		$43,888	0.83%		2.21%		0.93%		2.11%		292.03%

Service Class Shares
Year Ended October 31, 2001	$10.00	0.55	—	0.55	(0.55)	—	(0.55)	—		—	$10.00	5.64%		$24,871	0.95%		5.45%		1.23%		5.17%		59.67%
Year Ended October 31, 2002	$10.00	0.44	—	0.44	(0.44)	(0.04)	(0.48)	0.04	(h)	—	$10.00	4.44%		$84,679	0.96%		4.23%		1.08%		4.21%		37.37%
Year Ended October 31, 2003	$10.00	0.30	—	0.30	(0.30)	—	(0.30)	—		—	$10.00	3.05%		$196,569	0.95%		3.06%		1.05%		2.96%		16.61%
Year Ended October 31, 2004	$10.00	0.22	(0.07)	0.15	(0.22)	(0.01)	(0.23)	0.01	(i)	0.07	$10.00	2.26%	(m)	$263,900	0.97%		2.20%		1.07%		2.10%		129.96%
Year Ended October 31, 2005	$10.00	0.24	(0.15)	0.09	(0.26)	—	(0.26)	—		—	$9.83	0.95%		$80,818	0.83%		2.31%		0.93%		2.21%		292.03%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from July 16, 2003 (commencement of operations) through October 31, 2003.

(e) For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

(f) Not annualized.

(g) Annualized.

(h)Per share numbers prior to December 31, 2001 have been adjusted to reflect a 1.003633 for 1 reverse stock split.
(i) Per share numbers prior to April 16, 2004 have been adjusted to reflect a 1.00620 for 1 reverse stock split.
(j) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.63%.
(k) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.97%.
(l) The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.58%.
(m)The total return includes a contribution from adviser. If that contribution had not taken place, the total return would have been 1.54%.

See notes to financial statements.

90	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Tax-Free Income Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (b)

Class A Shares
Year Ended October 31, 2001	$10.04	0.46	0.49	0.95	(0.48)	(0.48)	$10.51	9.70%		$5,837	1.00%		4.56%		7.29%
Year Ended October 31, 2002	$10.51	0.47	—	0.47	(0.47)	(0.47)	$10.51	4.57%		$7,586	0.99%		4.48%		27.77%
Year Ended October 31, 2003	$10.51	0.44	(0.02)	0.42	(0.44)	(0.44)	$10.49	4.09%		$7,580	0.98%		4.20%		16.91%
Year Ended October 31, 2004	$10.49	0.43	0.18	0.61	(0.43)	(0.43)	$10.67	5.97%		$9,599	0.93%		4.10%		0.00%
Year Ended October 31, 2005	$10.67	0.39	(0.18)	0.21	(0.39)	(0.39)	$10.49	1.98%		$10,054	0.98%		3.67%		3.70%

Class B Shares
Period Ended October 31, 2003 (c)	$10.28	0.06	0.20	0.26	(0.06)	(0.06)	$10.48	2.48%	(f)	$41	1.72%	(g)	3.54%	(g)	16.91%
Year Ended October 31, 2004	$10.48	0.35	0.19	0.54	(0.35)	(0.35)	$10.67	5.28%		$370	1.68%		3.36%		0.00%
Year Ended October 31, 2005	$10.67	0.32	(0.20)	0.12	(0.31)	(0.31)	$10.48	1.19%		$602	1.73%		2.90%		3.70%

Class C Shares
Period Ended October 31, 2003 (c)	$10.27	0.06	0.20	0.26	(0.06)	(0.06)	$10.47	2.48%	(f)	$1	1.72%	(g)	3.65%	(g)	16.91%
Year Ended October 31, 2004	$10.47	0.36	0.17	0.53	(0.36)	(0.36)	$10.64	5.12%		$984	1.66%		3.32%		0.00%
Year Ended October 31, 2005	$10.64	0.32	(0.19)	0.13	(0.31)	(0.31)	$10.46	1.30%		$1,211	1.73%		2.91%		3.70%

Class D Shares
Year Ended October 31, 2001	$10.03	0.49	0.49	0.98	(0.51)	(0.51)	$10.50	9.99%		$202,942	0.75%		4.82%		7.29%
Year Ended October 31, 2002	$10.50	0.49	0.01	0.50	(0.49)	(0.49)	$10.51	4.94%		$195,601	0.73%		4.74%		27.77%
Year Ended October 31, 2003	$10.51	0.47	(0.02)	0.45	(0.47)	(0.47)	$10.49	4.36%		$184,774	0.72%		4.47%		16.91%
Year Ended October 31, 2004	$10.49	0.46	0.18	0.64	(0.46)	(0.46)	$10.67	6.23%		$174,451	0.68%		4.35%		0.00%
Year Ended October 31, 2005	$10.67	0.42	(0.19)	0.23	(0.42)	(0.42)	$10.48	2.24%		$162,139	0.72%		3.92%		3.70%

Class X Shares
Year Ended October 31, 2001	$10.03	0.40	0.49	0.89	(0.42)	(0.42)	$10.50	9.06%		$5,592	1.60%		3.96%		7.29%
Year Ended October 31, 2002	$10.50	0.40	0.01	0.41	(0.40)	(0.40)	$10.51	4.05%		$6,445	1.58%		3.88%		27.77%
Year Ended October 31, 2003 (d)	$10.51	0.38	(0.02)	0.36	(0.38)	(0.38)	$10.49	3.48%		$6,861	1.57%		3.61%		16.91%
Year Ended October 31, 2004	$10.49	0.37	0.18	0.55	(0.37)	(0.37)	$10.67	5.34%		$6,342	1.53%		3.50%		0.00%
Year Ended October 31, 2005	$10.67	0.32	(0.19)	0.13	(0.32)	(0.32)	$10.48	1.36%		$4,903	1.57%		3.06%		3.70%

Class Y Shares
Period Ended October 31, 2001 (e)	$10.32	0.22	0.16	0.38	(0.22)	(0.22)	$10.48	3.73%	(f)	$115	1.62%	(g)	3.98%	(g)	7.29%
Year Ended October 31, 2002	$10.48	0.41	—	0.41	(0.40)	(0.40)	$10.49	4.06%		$221	1.59%		3.87%		27.77%
Year Ended October 31, 2003 (d)	$10.49	0.39	(0.03)	0.36	(0.38)	(0.38)	$10.47	3.49%		$652	1.57%		3.61%		16.91%
Year Ended October 31, 2004	$10.47	0.38	0.17	0.55	(0.37)	(0.37)	$10.65	5.35%		$493	1.54%		3.51%		0.00%
Year Ended October 31, 2005	$10.65	0.32	(0.18)	0.14	(0.33)	(0.33)	$10.46	1.37%		$232	1.58%		3.05%		3.70%

(a)	Excludes sales charge.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(c)	For the period from September 4, 2003 (commencement of operations) through October 31, 2003.
(d)	Effective September 1, 2003, Class B and Class C shares were renamed Class X and Class Y shares, respectively.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

2005 Annual Report	91

Notes to Financial Statements

October 31, 2005

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of October 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the eight (8) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Large Cap Value Fund (“Large Cap Value”)

- Gartmore Mid Cap Growth Fund (“Mid Cap Growth”)

- Gartmore Small Cap Fund (“Small Cap”)

- Gartmore Bond Fund (“Bond”)

- Gartmore Government Bond Fund (“Government Bond”)

- Gartmore Morley Enhanced Income Fund (“Morley Enhanced Income”)

- Gartmore Short Duration Bond Fund (“Short Duration Bond”) (formerly, Gartmore Morley Capital Accumulation Fund)

- Gartmore Tax-Free Income Fund (“Tax-Free Income”)

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

92	Annual Report 2005

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. As of October 31, 2005, the Funds did not hold any foreign equity securities.

In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

For the Short Duration Bond Fund from October 4, 2004 through December 5, 2004, the Fund valued its securities using the amortized cost methodology in seeking to continue to maintain a stable NAV of $10.00 per share without the use of wrap contracts to stabilize the NAV. On December 6, 2004, upon the Fund’s change to a short duration bond fund with a fluctuating NAV, the Fund commenced valuation of its securities using the Fund’s valuation procedures.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller

2005 Annual Report	93

Notes to Financial Statements (Continued)

October 31, 2005

under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a custody fee based on the value of collateral received from borrowers.

94	Annual Report 2005

The cash collateral received by the Funds at October 31, 2005, was pooled and invested in the following:

Security Type	Issuer	Value	Maturity Rate	Maturity Date
Master Note — Floating	CDC Financial Product Inc.	$7,250,000	4.16%	11/01/05
Master Note — Floating	Merrill Lynch Mortgage Capital	1,000,000	4.16%	11/01/05
Repurchase Agreements — U.S. Government Agency Mortgages	Nomura Securities	9,072,003	4.05%	11/01/05

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2005, the following Funds had securities with the following value on loan:

Fund	Value of Loaned Securities	Value of Collateral*
Large Cap Value	$3,005,544	$3,026,092
Small Cap	9,543,770	9,567,168
Bond	6,292,792	6,423,329
Government Bond	8,354,010	8,522,310
Morley Enhanced Income	2,030,016	2,072,073
*	Includes securities and cash collateral

(f)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Large Cap Value, Mid Cap Growth, and Small Cap (the “Equity Funds”) and is declared daily and paid monthly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as rule 12b-1 and administrative services fees) are charged to that class.

2005 Annual Report	95

Notes to Financial Statements (Continued)

October 31, 2005

(i)	Capital Share Transactions

	Large Cap Value		Mid Cap Growth
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$11,891,199	$9,618,899	$478,348	$1,321,580
Dividends reinvested	279,932	217,672	60,128	25,656
Cost of shares redeemed	(11,718,871)	(12,838,218)	(461,655)	(448,690)

	452,260	(3,001,647)	76,821	898,546

Class B Shares
Proceeds from shares issued (a)	436,577	265,624	30,647	132,573
Dividends reinvested	4,640	2,413	5,636	2,266
Cost of shares redeemed	(202,227)	(142,322)	(30,774)	(2,010)

	238,990	125,715	5,509	132,829

Class C Shares
Proceeds from shares issued (a)	4,247,596	1,899,004	86,157	1,002,064
Dividends reinvested	6,284	408	3,584	28
Cost of shares redeemed	(281,859)	(1,499,853)	(106,638)	(784,671)

	3,972,021	399,559	(16,897)	217,421

Class R Shares
Proceeds from shares issued (a)	175	—	175	—
Dividends reinvested	15	8	54	28
Cost of shares redeemed	(177)	—	(176)	—

	13	8	53	28

Institutional Class Shares
Proceeds from shares issued (a)	—	—	890,194	98,617
Dividends reinvested	—	—	75,664	36,735
Cost of shares redeemed	—	—	(161,950)	(7,792)

	—	—	803,908	127,560

Change in net assets from capital transactions	$4,663,284	$(2,476,365)	$869,394	$1,376,384

(a)	Includes redemption fees, if any.

96	Annual Report 2005

	Large Cap Value		Mid Cap Growth
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	930,948	849,959	31,775	95,473
Reinvested	21,733	19,268	4,003	1,881
Redeemed	(912,386)	(1,136,552)	(30,916)	(32,039)

	40,295	(267,325)	4,862	65,315

Class B Shares
Issued	34,557	23,967	2,104	9,505
Reinvested	364	217	378	166
Redeemed	(15,833)	(12,584)	(2,042)	(145)

	19,088	11,600	440	9,526

Class C Shares
Issued	336,380	174,622	5,796	72,398
Reinvested	493	37	241	2
Redeemed	(22,351)	(134,727)	(6,891)	(56,594)

	314,522	39,932	(854)	15,806

Class R Shares
Issued	14	—	11	—
Reinvested	1	1	4	2
Redeemed	(14)	—	(11)	—

	1	1	4	2

Institutional Class Shares
Issued	—	—	57,744	6,864
Reinvested	—	—	5,011	2,686
Redeemed	—	—	(10,098)	(560)

	—	—	52,657	8,990

Total change in shares	373,906	(215,792)	57,109	99,639

2005 Annual Report	97

Notes to Financial Statements (Continued)

October 31, 2005

	Small Cap
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$23,584,972	$16,035,203
Dividends reinvested	2,851,134	260,691
Cost of shares redeemed	(13,022,021)	(17,255,793)

	13,414,085	(959,899)

Class B Shares
Proceeds from shares issued (a)	786,210	149,084
Dividends reinvested	192,009	17,840
Cost of shares redeemed	(429,030)	(214,488)

	549,189	(47,564)

Class C Shares
Proceeds from shares issued (a)	5,235,353	98,779
Dividends reinvested	20,926	1,102
Cost of shares redeemed	(113,838)	(21,720)

	5,142,441	78,161

Class R Shares
Proceeds from shares issued (a)	134,193	1,003	(c)
Dividends reinvested	138	—
Cost of shares redeemed	(2,155)	—

	132,176	1,003

Institutional Service Class Shares
Proceeds from shares issued (a)	122,388	31,388,164
Dividends reinvested	894	282,807
Cost of shares redeemed	(132,819)	(50,921,441)

	(9,537)	(19,250,470)

Institutional Class Shares
Proceeds from shares issued (a)	1,140,758	130,222	(b)
Dividends reinvested	18,314	—
Cost of shares redeemed	(246,906)	(10,519	)(b)

	912,166	119,703

Change in net assets from capital transactions	$20,140,520	$(20,059,066)

(a)	Includes redemption fees, if any.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

98	Annual Report 2005

	Small Cap
	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	1,345,613	1,087,993
Reinvested	179,317	18,346
Redeemed	(783,370)	(1,178,894)

	741,560	(72,555)

Class B Shares
Issued	46,521	10,169
Reinvested	12,583	1,295
Redeemed	(26,586)	(14,985)

	32,518	(3,521)

Class C Shares
Issued	306,215	6,689
Reinvested	1,369	80
Redeemed	(6,697)	(1,540)

	300,887	5,229

Class R Shares
Issued	8,662	71	(c)
Reinvested	9	—
Redeemed	(123)	—

	8,548	71

Institutional Service Class Shares
Issued	7,182	2,083,984
Reinvested	56	19,749
Redeemed	(7,699)	(3,451,255)

	(461)	(1,347,522)

Institutional Class Shares
Issued	65,027	8,320	(b)
Reinvested	1,138	—
Redeemed	(13,453)	(686	)(b)

	52,712	7,634

Total change in shares	1,135,764	(1,410,664)

(a)	Includes redemption fees, if any.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

2005 Annual Report	99

Notes to Financial Statements (Continued)

October 31, 2005

	Bond			Government Bond
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$4,055,723	$4,395,849		$19,047,496	$22,247,288
Dividends reinvested	406,101	388,820		1,997,849	3,206,971
Cost of shares redeemed	(4,685,722)	(4,324,080)		(21,290,605)	(25,255,940)

	(223,898)	460,589		(245,260)	198,319

Class B Shares
Proceeds from shares issued (a)	126,569	82,988		96,097	379,377
Dividends reinvested	2,952	984		4,016	2,659
Cost of shares redeemed	(4,599)	(7,476)		(114,337)	(213,355)

	124,922	76,496		(14,224)	168,681

Class C Shares
Proceeds from shares issued (a)	713,393	178,993		256,951	382,446
Dividends reinvested	1,578	274		3,301	1,002
Cost of shares redeemed	(186,808)	(8,954)		(219,601)	(150,644)

	528,163	170,313		40,651	232,804

Class D Shares
Proceeds from shares issued (a)	7,898,707	8,622,722		14,862,951	19,942,178
Dividends reinvested	4,505,994	4,990,110		4,001,046	7,911,363
Cost of shares redeemed	(23,549,676)	(29,578,633)		(32,058,741)	(57,516,442)

	(11,144,975)	(15,965,801)		(13,194,744)	(29,662,901)

Class R Shares
Proceeds from shares issued (a)	175	—		175	—
Dividends reinvested	46	40		38	56
Cost of shares redeemed	(175)	—		(175)	—

	46	40		38	56

Class X Shares
Proceeds from shares issued (a)	66,620	122,993		67,684	107,014
Dividends reinvested	113,057	120,618		117,990	270,999
Cost of shares redeemed	(747,797)	(491,500)		(1,274,785)	(1,370,259)

	(568,120)	(247,889)		(1,089,111)	(992,246)

Class Y Shares
Proceeds from shares issued (a)	2,118	9,565		10,389	38,141
Dividends reinvested	6,965	7,632		17,984	38,511
Cost of shares redeemed	(43,748)	(37,097)		(116,255)	(983,441)

	(34,665)	(19,900)		(87,882)	(906,789)

Intitutional Class Shares
Proceeds from shares issued (a)	4,489,496	274,489	(b)	1,649,975	157,722	(b)
Dividends reinvested	65,905	3,099	(b)	25,339	1,495	(b)
Cost of shares redeemed	(111,654)	(24,937	)(b)	(1,808,780)	(13,983	)(b)

	4,443,747	252,651		(133,466)	145,234

Change in net assets from capital transactions	$(6,874,780)	$(15,273,501)		$(14,723,998)	$(30,816,842)

100	Annual Report 2005

	Bond			Government Bond
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	418,178	452,327		1,848,683	2,145,208
Reinvested	41,912	40,156		193,764	309,760
Redeemed	(483,142)	(445,874)		(2,066,139)	(2,435,334)

	(23,052)	46,609		(23,692)	19,634

Class B Shares
Issued	13,085	8,618		9,335	36,733
Reinvested	305	102		390	259
Redeemed	(472)	(766)		(11,091)	(20,725)

	12,918	7,954		(1,366)	16,267

Class C Shares
Issued	73,390	18,625		25,046	36,914
Reinvested	163	28		320	97
Redeemed	(19,292)	(919)		(21,375)	(14,581)

	54,261	17,734		3,991	22,430

Class D Shares
Issued	812,463	886,254		1,441,742	1,932,331
Reinvested	464,200	514,563		387,899	763,040
Redeemed	(2,427,717)	(3,044,879)		(3,106,476)	(5,553,157)

	(1,151,054)	(1,644,062)		(1,276,835)	(2,857,786)

Class R Shares
Issued	18	—		17	—
Reinvested	5	4		4	5
Redeemed	(18)	—		(17)	—

	5	4		4	5

Class X Shares
Issued	6,873	12,682		6,568	10,308
Reinvested	11,661	12,455		11,452	26,189
Redeemed	(77,106)	(50,684)		(123,865)	(133,004)

	(58,572)	(25,547)		(105,845)	(96,507)

Class Y Shares
Issued	218	977		1,010	3,651
Reinvested	718	787		1,746	3,722
Redeemed	(4,512)	(3,813)		(11,299)	(94,727)

	(3,576)	(2,049)		(8,543)	(87,354)

Intitutional Class Shares
Issued	464,108	28,858	(b)	159,833	15,585	(b)
Reinvested	6,813	321	(b)	2,453	145	(b)
Redeemed	(11,518)	(2,560	)(b)	(176,569)	(1,349	)(b)

	459,403	26,619		(14,283)	14,381

Total change in shares	(709,667)	(1,572,738)		(1,426,569)	(2,968,930)

(a)	Includes redemption fees, if any.
(b)	For the period from June 30, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	101

Notes to Financial Statements (Continued)

October 31, 2005

	Morley Enhanced Income		Short Duration Bond
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$874,861	$1,625,575	$584,707	$1,930,508
Dividends reinvested	25,597	26,520	18,258	12,775
Cost of shares redeemed	(1,222,359)	(2,456,275)	(1,156,254)	(400,935)

	(321,901)	(804,180)	(553,289)	1,542,348

Class C Shares
Proceeds from shares issued (a)	—	—	1,000 (b)	—
Dividends reinvested	—	—	18 (b)	—
Cost of shares redeemed	—	—	—	—

	—	—	1,018	—

Class R Shares
Proceeds from shares issued (a)	175	—	—	—
Dividends reinvested	28	16	—	—
Cost of shares redeemed	(175)	—	—	—

	28	16	—	—

Institutional Class Shares
Proceeds from shares issued (a)	167,884,563	151,261,349	3,811,812	92,614,497
Dividends reinvested	11,483,917	4,805,301	505,967	2,020,022
Cost of shares redeemed	(23,347,403)	(9,332,795)	(70,241,568)	(69,085,810)

	156,021,077	146,733,855	(65,923,789)	25,548,709

Institutional Service Class Shares
Proceeds from shares issued (a)	1,621,939	2,055,063	—	—
Dividends reinvested	188,032	160,545	—	—
Cost of shares redeemed	(3,566,138)	(3,909,881)	—	—

	(1,756,167)	(1,694,273)	—	—

IRA Class Shares
Proceeds from shares issued (a)	—	—	2,003,658	412,997,999
Dividends reinvested	—	—	2,471,501	10,308,892
Cost of shares redeemed	—	—	(327,936,551)	(467,952,756)

	—	—	(323,461,392)	(44,645,865)

Service Class Shares
Proceeds from shares issued (a)	—	—	27,160,906	234,707,875
Dividends reinvested	—	—	3,053,504	5,513,973
Cost of shares redeemed	—	—	(211,254,291)	(172,752,999)

	—	—	(181,039,881)	67,468,849

Change in net assets from capital transactions	$153,943,037	$144,235,418	$(570,977,333)	$49,914,041

(a)	Includes redemption fees, if any.
(b)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

102	Annual Report 2005

	Morley Enhanced Income		Short Duration Bond
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	95,994	176,384	59,186	193,030
Reinvested	2,807	2,876	1,842	1,278
Redeemed	(133,975)	(266,872)	(116,000)	(40,093)

	(35,174)	(87,612)	(54,972)	154,215

Class C Shares
Issued	—	—	101 (b)	—
Reinvested	—	—	2 (b)	—
Redeemed	—	—	—	—

	—	—	103	—

Class R Shares
Issued	19	—	—	—
Reinvested	3	2	—	—
Redeemed	(19)	—	—	—

	3	2	—	—

Institutional Class Shares
Issued	18,412,038	16,406,509	383,565	9,256,793
Reinvested	1,259,899	521,703	50,884	201,940
Redeemed	(2,561,322)	(1,013,943)	(7,047,742)	(6,908,581)

	17,110,615	15,914,269	(6,613,293)	2,550,152

Institutional Service Class Shares
Issued	177,656	222,791	—	—
Reinvested	20,613	17,400	—	—
Redeemed	(390,867)	(423,504)	—	—

	(192,598)	(183,313)	—	—

IRA Class Shares
Issued	—	—	200,710	41,270,841
Reinvested	—	—	248,790	1,030,950
Redeemed	—	—	(32,883,434)	(46,794,992)

	—	—	(32,433,934)	(4,493,201)

Service Class Shares
Issued	—	—	2,735,458	23,456,199
Reinvested	—	—	307,860	551,397
Redeemed	—	—	(21,207,445)	(17,275,300)

	—	—	(18,164,127)	6,732,296

Total change in shares	16,882,846	15,643,346	(57,266,223)	4,943,462

(a)	Includes redemption fees, if any.
(b)	For the period from February 28, 2005 (commencement of operations) through October 31, 2005.

2005 Annual Report	103

Notes to Financial Statements (Continued)

October 31, 2005

	Tax-Free Income
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$2,165,534	$3,319,010
Dividends reinvested	256,141	249,559
Cost of shares redeemed	(1,796,086)	(1,711,258)

	625,589	1,857,311

Class B Shares
Proceeds from shares issued (a)	360,216	382,798
Dividends reinvested	12,588	4,477
Cost of shares redeemed	(132,372)	(64,584)

	240,432	322,691

Class C Shares
Proceeds from shares issued (a)	359,548	1,001,038
Dividends reinvested	11,259	1,899
Cost of shares redeemed	(123,105)	(24,538)

	247,702	978,399

Class D Shares
Proceeds from shares issued (a)	5,686,108	4,285,007
Dividends reinvested	5,464,894	5,883,981
Cost of shares redeemed	(20,573,357)	(23,473,368)

	(9,422,355)	(13,304,380)

Class X Shares
Proceeds from shares issued (a)	63,939	188,611
Dividends reinvested	141,455	169,798
Cost of shares redeemed	(1,555,958)	(984,657)

	(1,350,564)	(626,248)

Class Y Shares
Proceeds from shares issued (a)	2	117,769
Dividends reinvested	13,583	17,040
Cost of shares redeemed	(271,206)	(303,897)

	(257,621)	(169,088)

Change in net assets from capital transactions	$(9,916,817)	$(10,941,315)

(a)	Includes redemption fees, if any.

104	Annual Report 2005

	Tax-Free Income
	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	204,027	315,901
Reinvested	24,122	23,670
Redeemed	(169,080)	(162,530)

	59,069	177,041

Class B Shares
Issued	33,977	36,654
Reinvested	1,186	426
Redeemed	(12,438)	(6,270)

	22,725	30,810

Class C Shares
Issued	33,838	94,479
Reinvested	1,063	181
Redeemed	(11,599)	(2,335)

	23,302	92,325

Class D Shares
Issued	535,982	406,464
Reinvested	514,654	557,872
Redeemed	(1,935,661)	(2,228,266)

	(885,025)	(1,263,930)

Class X Shares
Issued	6,023	17,828
Reinvested	13,321	16,103
Redeemed	(146,276)	(93,604)

	(126,932)	(59,673)

Class Y Shares
Issued	— (b)	11,117
Reinvested	1,281	1,619
Redeemed	(25,430)	(28,679)

	(24,149)	(15,943)

Total change in shares	(931,010)	(1,039,370)

(a)	Includes redemption fees, if any.
(b)	Less than 1 share.

2005 Annual Report	105

Notes to Financial Statements (Continued)

October 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Mutual Fund Capital Trust (“GMF”) or Gartmore Morley Capital Management, Inc. (“GMCM”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMCM is a wholly-owned subsidiary of Gartmore Morley Financial Services, Inc., an indirect subsidiary of GGI. With respect to the Large Cap Value Fund, GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadvisers for such Fund. NorthPointe Capital, LLC (“NorthPointe”), an indirect, majority owned subsidiary of GGI, currently serves as the subadviser for the Large Cap Value Fund and as such, manages the Fund’s investments and has the responsibility for making all investment decisions for the Fund. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser
Large Cap Value	GMF	NorthPointe Capital, LLC(a)
Mid Cap Growth	GMF	n/a
Small Cap	GMF	n/a
Bond	GMF	n/a
Government Bond	GMF	n/a
Morley Enhanced Income	GMCM	n/a
Short Duration Bond	GMCM	n/a
Tax-Free Income	GMF	n/a
(a)	Affiliate of GMF.

Under the terms of the Investment Advisory Agreements, each Fund pays GMF or GMCM, as applicable, an investment advisory fee based on that Fund’s average daily net assets. From these fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF, GMCM and NorthPointe is as follows for the year ended October 31, 2005:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Large Cap Value	Up to $100 million	0.75%	0.40%	0.35%
	On $100 million and more	0.70%	0.40%	0.30%
Mid Cap Growth	Up to $250 million	0.75%	0.75%	—
	$250 million up to $1 billion	0.725%	0.725%	—
	$1 billion up to $2 billion	0.70%	0.70%	—
	$2 billion up to $5 billion	0.675%	0.675%	—
	On $5 billion and more	0.65%	0.65%	—
Small Cap	Up to $100 million	0.95%	0.95%	—
	On $100 million and more	0.80%	0.80%	—
Morley Enhanced Income	Up to $500 million	0.35%	0.35%	—
	$500 million up to $1 billion	0.34%	0.34%	—
	$1 billion up to $3 billion	0.325%	0.325%	—
	$3 billion up to $5 billion	0.30%	0.30%	—
	$5 billion up to $10 billion	0.285%	0.285%	—
	On $10 billion and more	0.275%	0.275%	—

106	Annual Report 2005

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Short Duration Bond (a)	Up to $500 million	0.35%	0.25%	—
	$500 million up to $1 billion	0.34%	0.24%	—
	$1 billion up to $3 billion	0.325%	0.225%	—
	$3 billion up to $5 billion	0.30%	0.20%	—
	$5 billion up to $10 billion	0.285%	0.185%	—
	$10 billion and more	0.275%	0.175%	—
Bond, Government Bond and Tax-Free Income	Up to $250 million	0.50%	0.50%	—
	On the next $750 million	0.475%	0.475%	—
	On the next $1 billion	0.45%	0.45%	—
	On the next $3 billion	0.425%	0.425%	—
	On $5 billion and more	0.40%	0.40%	—
(a)	GMCM has agreed to voluntarily waive 0.10% of the advisory fee until further written notice to the shareholders.

GMF or GMCM, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2006.

	Expense Caps
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares	IRA Class Shares
Large Cap Value	1.15%	1.15%	1.15%	1.15%	1.15%	n/a	n/a	n/a
Mid Cap Growth	1.15%	1.15%	1.15%	1.15%	1.15%	1.15%	n/a	n/a
Small Cap	1.35%	1.35%	1.35%	1.35%	1.35%	1.35%	n/a	n/a
Morley Enhanced Income	0.45%	n/a	n/a	0.45%	0.45%	0.45%	n/a	n/a
Short Duration Bond	0.55%	n/a	0.55%	n/a	0.55%	n/a	0.55%	0.55%

GMF or GMCM may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF or GMCM, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is at or less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GMCM is not permitted.

As of the ended October 31, 2005, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF or GMCM, would be:

Fund	Amount Fiscal Year 2003	Amount Fiscal Year 2004	Amount Fiscal Year 2005
Large Cap Value	$—	$17,394	$8,421
Mid Cap Growth	62,838	34,484	36,261
Small Cap	—	13,994	3,826

2005 Annual Report	107

Notes to Financial Statements (Continued)

October 31, 2005

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Class X Shares	Class Y Shares	Service Class Shares	IRA Class Shares
Large Cap Value	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Mid Cap Growth	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Small Cap	0.25%	1.00%	1.00%	0.50%	n/a	n/a	n/a	n/a
Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a	n/a
Government Bond	0.25%	1.00%	1.00%	0.50%	0.85%	0.85%	n/a	n/a
Morley Enhanced Income	0.25%	n/a	n/a	0.50%	n/a	n/a	n/a	n/a
Short Duration Bond	0.25%	n/a	0.75%	n/a	n/a	n/a	0.25%	0.25%
Tax-Free Income	0.25%	1.00%	1.00%	n/a	0.85%	0.85%	n/a	n/a

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B and Class X shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B and Class X shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C and Class Y shares have a CDSC fee of 1% imposed on redemptions of Class C and Class Y shares made within one year of purchase. For the year ended October 31, 2005, GDSI received commissions of $292,556 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B, Class C, Class X, and Class Y shares of the Funds, of which $43,981 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. For the period November 1, 2004 through December 31, 2004, the fees for the services provided under this agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.25%
$1 billion and more up to $3 billion	0.18%
$3 billion and more up to $4 billion	0.14%
$4 billion and more up to $5 billion	0.07%
$5 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

108	Annual Report 2005

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. The fees are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Investor Destinations Funds and the Optimal Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc.(“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds (except for the Short Duration Bond Fund). For the Short Duration Bond Fund, these fees are based on an annual rate of up to 0.25% of the average daily net assets of the IRA Class and Service Class shares.

As of October 31, 2005, the adviser or affiliates of the adviser directly held 36% of the shares outstanding of the Mid Cap Growth Fund.

4. Short-Term Trading Fees

The Funds (except the Morley Enhanced Income Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 days of purchase (within 90 days for the Mid Cap Growth and Small Cap Funds and within five days for the Bond, Government Bond, and Tax- Free Income Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2005, the Funds had no contributions to capital due to collection of redemption fees.

The Short Duration Bond Fund waived its redemption fee from October 4, 2004, when the Fund’s wrap contracts terminated, through December 5, 2004, when the Fund converted to a short duration bond fund. Beginning on December 6, 2004, the Fund began to assess a 2% redemption fee on all classes of shares that are sold or exchanged within five business days of purchase.

2005 Annual Report	109

Notes to Financial Statements (Continued)

October 31, 2005

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with J.P. Morgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2005.

The Trust’s custodian bank has agreed to reduce its fees when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Large Cap Value	$25,738,522	$21,222,692
Mid Cap Growth	3,293,513	2,661,858
Small Cap	106,869,897	91,304,815
Bond	37,949,981	34,861,795
Government Bond	180,289,097	189,009,582
Morley Enhanced Income	368,769,017	218,469,090
Short Duration Bond	648,611,804	518,639,447
Tax-Free Income	6,826,750	16,167,869

Purchases and sales of U.S. Government securities for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Bond	$23,590,047	$11,045,450
Government Bond	174,039,135	124,344,691
Morley Enhanced Income	22,144,022	—
Short Duration Bond	602,760,325	383,711,651

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2005, was as follows: (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Large Cap Value	$314,017	$—	$314,017	$—	$314,017
Mid Cap Growth	—	165,112	165,112	—	165,112
Small Cap	—	3,107,190	3,107,190	—	3,107,190
Bond	5,328,529	—	5,328,529	—	5,328,529
Government Bond	6,209,349	—	6,209,349	—	6,209,349
Morley Enhanced Income	10,386,236	—	10,386,236	—	10,386,236
Short Duration Bond	6,123,024	—	6,123,024	—	6,123,024
Tax-Free Income	17,078	—	17,078	7,237,912	7,254,990

110	Annual Report 2005

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows: (total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Large Cap Value	$225,175	$—	$225,175	$—	$—	$225,175
Mid Cap Growth	66,870	16,507	83,377	—	—	83,377
Small Cap	—	562,665	562,665	—	—	562,665
Bond	6,219,460	—	6,219,460	—	—	6,219,460
Government Bond	9,984,020	2,302,174	12,286,194	—	—	12,286,194
Morley Enhanced Income	5,007,108	—	5,007,108	—	—	5,007,108
Short Duration Bond	18,735,742	13,503	18,749,245	—	—	18,749,245
Tax-Free Income	17,054	—	17,054	8,517,827	—	8,534,881

As of October 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Large Cap Value	$—	$30,211	$1,570,314	$1,600,525	$—	$—	$4,717,550	$6,318,075
Mid Cap Growth	—	—	267,532	267,532	—	—	655,961	923,493
Small Cap	—	7,094,171	251,820	7,345,991	—	—	323,739	7,669,730
Bond	—	448,919	—	448,919	(457,502)	(2,925,578)	3,237,539	303,378
Government Bond	—	640,135	36,342	676,477	(524,612)	—	(355,018)	(203,153)
Morley Enhanced Income	—	1,327,264	—	1,327,264	(1,319,046)	(5,394,928)	(4,488,905)	(9,875,615)
Short Duration Bond	—	282,164	—	282,164	(332,520)	(2,015,922)	(2,606,356)	(4,672,634)
Tax-Free Income	491,292	—	—	491,292	(647,756)	(323,991)	12,125,644	11,645,189
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Value	$32,755,882	$5,807,046	$(1,089,496)	$4,717,550
Mid Cap Growth	4,232,499	780,376	(124,415)	655,961
Small Cap	58,077,188	3,101,290	(2,777,551)	323,739
Bond	117,732,619	3,992,172	(754,633)	3,237,539
Government Bond	164,719,774	1,206,647	(1,561,665)	(355,018)
Morley Enhanced Income	463,907,621	74,837	(4,563,742)	(4,488,905)
Short Duration Bond	134,811,060	—	(2,606,356)	(2,606,356)
Tax-Free Income	164,290,329	12,127,863	(2,219)	12,125,644

2005 Annual Report	111

Notes to Financial Statements (Continued)

October 31, 2005

As of October 31, 2005, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Bond	$570,882	2008
Bond	813,853	2009
Bond	1,540,843	2010
Morley Enhanced Income	90,981	2008
Morley Enhanced Income	896,348	2009
Morley Enhanced Income	1,947,216	2010
Morley Enhanced Income	952,689	2011
Morley Enhanced Income	1,507,694	2012
Short Duration Bond	569,688	2012
Short Duration Bond	1,446,234	2013
Tax-Free Income	49,008	2008
Tax-Free Income	274,984	2011

112	Annual Report 2005

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Large Cap Value Fund, Gartmore Mid Cap Growth Fund, Gartmore Small Cap Fund, Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Morley Enhanced Income Fund, Gartmore Short Duration Bond Fund and Gartmore Tax-Free Income Fund (eight series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the four years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Gartmore Large Cap Value Fund, Gartmore Small Cap Fund, Gartmore Bond Fund, Gartmore Government Bond Fund, Gartmore Morley Enhanced Income Fund, Gartmore Short Duration Bond Fund and Gartmore Tax-Free Income Fund for the year (or period) ended October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2005

2005 Annual Report	113

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the period ended October 31, 2005, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Large Cap Value	$785,438
Mid Cap Growth	16,304

For the taxable year ended October 31, 2005, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividend Received Deduction
Large Cap Value	100%

2. Shareholder Meeting

A separate shareholder meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust’s predecessor pursuant to a Proxy Statement on Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the Trust’s predecessor on or around November 5, 2004.

Two Proposals: The purpose of the December 23, 2004 meeting was to allow the shareholders of the Trust’s predecessor to vote on:

i. Proposal One: The election of the Trust’s Predecessor’s Board of Trustees; and

ii. Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provided for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

Proposal One: As set forth in the October 29, 2004 Proxy Statement, the nominees for election as Trustees of the Trust’s predecessor were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I. Jacobs, Thomas J. Kerr, IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust’s predecessor to approve the proposed “Agreement and Plan of Reorganization” of the Trust’s predecessor (on behalf of each of the Trust’s funds) with and into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding funds of the Trust’s predecessor subject to the liabilities, expenses, costs, charges, and reserves of the corresponding funds of the Trust’s predecessor (contingent or otherwise), in exchange for shares of the acquiring funds of the Trust to be distributed pro rata by the Trust to the holders of the shares of the funds of the Trust’s predecessor, in a complete liquidation of the Trust’s predecessor.

114	Annual Report 2005

Voting Results:

The shareholders of the Trust’s predecessor voted to approve both Proposal One and Proposal Two, as follows:

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Charles E. Allen:
FOR	1,484,045,010.745 shares (96.963%)
WITHHOLD	46,475,965.981 shares (3.037%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael J. Baresich:
FOR	1,479,546,876.136 shares (96.669%)
WITHHOLD	50,974,100.590 shares (3.331%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paula H.J. Cholmondeley:
FOR	1,483,986,754.474 shares (96.960%)
WITHHOLD	46,534,222.252 shares (3.040%)
TOTAL	1,530,520,976.726 shares (100.000%)

C. Brent DeVore:
FOR	1,483,232,555.715 shares (96.910%)
WITHHOLD	47,288,421.011 shares (3.090%)
TOTAL	1,530,520,976.726 shares (100.000%)

Phyllis Kay Dryden:
FOR	1,483,461,670.269 shares (96.925%)
WITHHOLD	47,059,306.457 shares (3.075%)
TOTAL	1,530,520,976.726 shares (100.000%)

Robert M. Duncan:
FOR	1,478,518,553.740 shares (96.602%)
WITHHOLD	52,002,422.986 shares (3.398%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara L. Hennigar:
FOR	1,483,932,926.673 shares (96.956%)
WITHHOLD	46,588,050.053 shares (3.044%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paul J. Hondros:
FOR	1,483,799,576.741 shares (96.947%)
WITHHOLD	46,721,399.985 shares (3.053%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara I. Jacobs:
FOR	1,482,757,593.191 shares (96.879%)
WITHHOLD	47,763,383.535 shares (3.121%)
TOTAL	1,530,520,976.726 shares (100.000%)

2005 Annual Report	115

Supplemental Information (Unaudited) (Continued)

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Thomas J. Kerr IV:
FOR	1,477,143,243.388 shares (96.512%)
WITHHOLD	53,377,733.338 shares (3.488%)
TOTAL	1,530,520,976.726 shares (100.000%)

Douglas F. Kridler:
FOR	1,484,100,191.103 shares (96.967%)
WITHHOLD	46,420,785.623 shares (3.033%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael D. McCarthy:
FOR	1,483,352,898.255 shares (96.918%)
WITHHOLD	47,168,078.471 shares (3.082%)
TOTAL	1,530,520,976.726 shares (100.000%)

Arden L. Shisler:
FOR	1,483,661,174.441 shares (96.938%)
WITHHOLD	46,859,802.285 shares (3.062%)
TOTAL	1,530,520,976.726 shares (100.000%)

David C. Wetmore:
FOR	1,484,021,388.615 shares (96.962%)
WITHHOLD	46,499,588.111 shares (3.038%)
TOTAL	1,530,520,976.726 shares (100.000%)

Proposal Two:	Approval of the Agreement and Plan of Reorganization of the Trust’s Predecessor:
FOR	1,338,850,729.743 shares (87.477%)
AGAINST	48,927,279.322 shares (3.197%)
ABSTAIN	86,596,336.653 shares (5.658%)
BROKER NON-VOTES	56,146,631.008 shares (3.668%)
TOTAL	1,530,520,976.726 shares (100.000%)

116	Annual Report 2005

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc. , Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February, 2001.	84	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None

2005 Annual Report	117

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association–College Retirement Equity Fund).	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[3]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None
1	Length of time served includes time served with the Trust’s Predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $548,510 from the Trust for the year ended October 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

118	Annual Report 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)3,, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company3.	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for GGI[3], GMFCT[3] , and GSA[3].	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

2005 Annual Report	119

Management Information (Unaudited) (Continued)

1	Length of time served includes time served with the Trust’s Predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

120	Annual Report 2005

Index Definitions

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Russell 1000® Value Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Lehman Brothers Government/Credit Bond Index: An unmanaged index of U.S. government and investment-grade corporate bonds with at least one year to maturity; gives a broad look at how the prices of these securities have performed.

Merrill Lynch Government Master Index: An unmanaged index that gives a broad look at how U.S. government bonds have performed.

Lipper Ultra-Short Bond Fund Index: An unmanaged index that consists of fixed-income funds having very short durations (average maturity of between 91 and 365 days), relatively little market price sensitivity to changes in interest rates, and at least 65% of their assets in investment-grade debt instruments.

Lipper Money Market Fund Index: An unmanaged, equally weighted index that measures the performance of a broad group of taxable money market funds having a constant market price of $1 per share; consists of the largest 30 funds within the general money market funds investment objective as defined by Lipper Inc.

Merrill Lynch 1-3 Year Treasury Index: An unmanaged index that tracks short-term U.S. Treasury notes and bonds with maturities of one to three years.

Lehman Brothers Municipal Bond Index: An unmanaged index that gives a broad look at how the prices of municipal bonds have performed; includes approximately 15,000 municipal bonds that are rated Baa or better by Moody’s and have a maturity of at least two years.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.

All rights reserved.

AR-Core 12/05

Annual Report

October 31, 2005

Gartmore Global Financial Services Fund

Gartmore Global Health Sciences Fund

Gartmore Global Natural Resources Fund

Gartmore Global Technology and Communications Fund

Gartmore Global Utilities Fund

Gartmore Mid Cap Growth Leaders Fund

Gartmore Nationwide Leaders Fund

Gartmore Small Cap Leaders Fund

Gartmore U.S. Growth Leaders Fund

Gartmore Worldwide Leaders Fund

Gartmore China Opportunities Fund

Gartmore Emerging Markets Fund

Gartmore International Growth Fund

Gartmore Convertible Fund

Gartmore High Yield Bond Fund

Gartmore Micro Cap Equity Fund

Gartmore Small Cap Growth Fund

Gartmore U.S. Growth Leaders Long-Short Fund

Gartmore Value Opportunities Fund

www.gartmorefunds.com

Solutions.

UNITED STATES	UNITED KINGDOM	JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $82 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC3, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of Oct. 31, 2005.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $43 billion as of Oct. 31, 2005.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2005

Contents

2	Message to Shareholders
4	Market Perspectives
8	Gartmore Global Financial Services Fund
14	Gartmore Global Health Sciences Fund
20	Gartmore Global Natural Resources Fund
26	Gartmore Global Technology and Communications Fund
32	Gartmore Global Utilities Fund
50	Gartmore Mid Cap Growth Leaders Fund
56	Gartmore Nationwide Leaders Fund
61	Gartmore Small Cap Leaders Fund
68	Gartmore U.S. Growth Leaders Fund
74	Gartmore Worldwide Leaders Fund
90	Gartmore China Opportunities Fund
96	Gartmore Emerging Markets Fund
104	Gartmore International Growth Fund
119	Gartmore Convertible Fund
125	Gartmore High Yield Bond Fund
135	Gartmore Micro Cap Equity Fund
142	Gartmore Small Cap Growth Fund
149	Gartmore U.S. Growth Leaders Long-Short Fund
157	Gartmore Value Opportunities Fund

179	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

October 31, 2005

Dear Fellow Shareholders,

At times during the annual reporting period ended Oct. 31, 2005, it seemed as though a host of uncertain and unpredictable events coalesced into a “perfect storm” of market volatility.

Hurricane Katrina is one example. This Category 5 storm not only bore down on a major American city and its environs, it also had one of the country’s largest energy-producing regions in its sights. If that weren’t enough, the storm occurred just as oil and natural gas prices were spiraling to record levels, concurrent with fears of a great strain on global supply and capacity.

On another front, the intent to better integrate the member nations of the European Union (EU) was dealt a blow by France’s repudiation of a proposed EU constitution, a move that called into question the EU’s long-term effectiveness. Within a matter of weeks, France itself was rocked by what initially appeared to be youthful unrest in one section of Paris. As riots spread across the country, however, the situation revealed a disturbing and broad-based economic condition; unemployment among France’s immigrant population is five times the national average, and the segment’s per capita income is 40% below the national average. The lingering sense is that a number of European countries will have to deal with a long-overlooked social and economic issue at a time when the EU is struggling to retain its authority.

These are just two examples illustrating that market volatility can be a function of unexpected, and sometimes unrelated, global events. The accompanying “Market Perspectives” commentary provides a more detailed analysis of the various economic and social factors that influenced the market during the past year. I’d like to focus on Gartmore’s view on how best to navigate uncertain domestic and global markets in the pursuit of acceptable investment returns.

Risk, regardless of its source, is part and parcel of investing. The challenge is to mitigate risk as much as possible through sound portfolio diversification. Gartmore is committed to offering a diverse range of equity, fixed-income and alternative investment solutions designed to capture global investment opportunities. The informed investment response to complex, volatile markets is to configure a series of diverse, uncorrelated, well-performing funds into a dynamic portfolio. At Gartmore, we seek to provide the core and satellite investments needed to construct a broadly diversified investment portfolio.

Moreover, Gartmore believes that seasoned investment experts employing well-articulated and tested processes and aided by global research form the path to acceptable risk-adjusted returns. We hold a core belief that the ideas and insights of talented investment professionals can add quantifiable investment returns. In that regard, we are pleased to report that the returns of 30 of our 47 retail mutual funds (Class A at NAV) exceeded their respective benchmarks for the annual period ended Oct. 31, 2005.

The performance of a number of Gartmore’s funds from a variety of sectors and regions strengthens the case for holding uncorrelated investments. For example, the performance of the Gartmore Global Natural Resources Fund, which during the reporting period returned 65.51% (Class A at NAV) versus the Goldman Sachs Natural Resources Index return of 34.75%, was driven by escalating energy prices derived from increased global demand coupled with concerns about supply shortages. Within the energy sector, the Fund concentrated on smaller companies with higher capacity for growth. It is widely believed that energy will be in great demand for an extended period of time; therefore, the Fund will remain focused on the energy services sector companies that acquire, develop, and exploit oil and natural gas properties. The Wall Street Journal cited the Fund as a “Category King” in the Mutual Fund Monthly Review of Sept. 6, 2005.

The Gartmore Small Cap Fund garnered above-average returns during the reporting period, posting a 31.51% return (Class A at NAV) versus the Russell 2000® Index return of 12.08%. Most of the Fund’s outperformance came from strong stock selection in the information technology and energy sectors, in addition to astute sector allocations. Shortly after the close of the period, the Fund was cited in The Wall Street Journal as a “Category King” and noted as the second-best-performing fund in its respective sector for October 2005.

In addition, during the reporting period, Gartmore’s small-cap investment team was enhanced by the hiring of senior portfolio manager Jayne Stevlingson, who has managed small-cap funds at both OppenheimerFunds, Inc. and Morgan Stanley.

The case for broad global diversification was made through the performance of several of our non-U.S. funds during the reporting period. In comparison to equity prices in Europe and Japan, those in the United States were more muted during the past year, reflecting stretched valuations and increasing uncertainty in the outlook for consumers. The emerging markets, however, outperformed all other regions. Though its performance slightly lagged that of its benchmark, the Gartmore Emerging Markets Fund posted very strong returns of 30.02% (Class A at NAV) for the reporting period.

2	Annual Report 2005

The Gartmore International Growth Fund, returning 26.13% (Class A at NAV) versus the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index return of 20.06%, also benefited from the impressive performance of emerging-market and Pacific Rim equities. In addition, Latin American securities delivered notably robust performance on the back of strong commodity prices.

The Gartmore Worldwide Leaders Fund, which returned 23.44% (Class A at NAV) versus 13.27% for the MSCI World IndexSM, benefited from both domestic and international developments. Overall, U.S. growth remained strong in the face of inflationary worries, while both Europe and Japan showed increasing signs of recovery. European export growth increased due to the weak euro at the same time that Japan experienced rising real incomes and increased capital expenditures. As a result, the Fund’s largest regional contributors were the United States, the United Kingdom and Japan. The Fund also benefited from strong stock selection within the technology, financial services, health-care and energy sectors.

Despite considerable volatility in both the U.S. economy and the U.S. equity markets during the past year, the Gartmore U.S. Growth Leaders Fund handily outperformed the Standard & Poor’s (S&P) 500® Index return of 8.72% with a return of 17.31% (Class A at NAV). The Fund’s performance was almost exclusively driven by strong stock selection, particularly in the technology and consumer goods areas. Concurrently, the Gartmore U.S. Growth Leaders Long-Short Fund returned 6.09% (Class A at NAV) versus 2.68% for its benchmark, the Citigroup 3-Month T-Bill Index. Again, adept stock selection, coupled with strong sector allocations, drove the Fund’s outperformance.

In addition to a suite of actively managed funds, Gartmore provides packaged asset allocation and diversification solutions. The Gartmore Optimal Allocations Funds, launched in June 2004, consist primarily of various proprietary Gartmore funds offered in four varieties, calibrated to different levels of risk: Moderate, Moderately Aggressive, Aggressive and Specialty. We are very pleased to report that each of these Funds, which serve as complements to actively managed holdings, outperformed their respective composite benchmarks for the reporting period.

Fund Name	Fund Return*	Benchmark Return	Benchmark
Gartmore Optimal Allocations:
Moderate	10.41%	7.56%	S&P 500 (40%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (40%)
Gartmore Optimal Allocations:
Moderately Aggressive	12.77%	9.08%	S&P 500 (60%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (20%)
Gartmore Optimal Allocations:
Aggressive	14.86%	10.67%	S&P 500 (70%); MSCI EAFE (25%); Lehman Brothers U.S. Aggregate (5%)
Gartmore Optimal Allocations:
Specialty	14.59%	11.50%	S&P 500 (70%); MSCI EAFE (30%)
*	All Fund returns are Class A at NAV, as of Oct. 31, 2005.

As we head into 2006, the only constant is uncertainty, which is a companion to opportunity. The informed and experienced investment manager, supported by broad-based research and analysis, can discern the investment opportunities associated with volatility. In today’s global investment landscape, a host of variables exist that impact investment returns, both positively and negatively. At Gartmore, we put all of our resources into our goal of achieving acceptable risk-adjusted returns on behalf of our investors. We measure our investment success by your performance standards. We appreciate the trust you have placed in us, and we will continue to strive to fulfill your investment objectives in the coming year.

Wishing you a very happy and prosperous 2006,

Young D. Chin

Co-Global Chief Investment Officer – Equities

President and CEO

Gartmore Global Investments

2005 Annual Report	3

Market Perspectives

October 31, 2005

Market volatility continues, but with a positive trend

The one-year period ended Oct. 31, 2005, witnessed considerable quarter-to-quarter volatility. The past 12 months clearly have been rife with reasons to justify the wide swings in market pricing. Although the markets gave investors a bumpy ride, most of those who held on were rewarded, illustrated by the fact that, for the annual reporting period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index returned 18.59% and the Standard & Poor’s (S&P) 500® Index was up 8.72%.

A broad rally in global equity markets took hold in the final two months of 2004. International stocks, as represented by the MSCI EAFE Index, advanced 11.55% during this period, while the S&P 500 Index, a broad measure of the U.S. equity market, gained 7.59%.

As 2005 began, however, concerns about slack economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. To varying degrees, these concerns would continue to plague the equity markets for the remainder of the year. The overall global economy nonetheless proved resilient. In the United States, the economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%.

The dominant topic in 2005, particularly during the latter half of the year, was the continued impact of rising energy costs. As Hurricane Katrina barreled down on the energy-intensive Louisiana coast, the futures price of crude oil rose to a high of $70 per barrel while natural gas prices doubled—a classic one-two economic punch. A confluence of increased global demand, particularly from China, and concerns about supply shortages also contributed to energy price hikes.

Meanwhile, the Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. As September wound down, however, energy prices began to fall, though they still were far above their year-ago averages. Further, inflationary fears began to subside as the Fed displayed its confidence in the economy. Ben Bernanke was appointed the new Fed Chairman in October to replace Alan Greenspan, who retires at the end of his term in January 2006.

Toward the end of the reporting period, consumer sentiment began to lag. From August to September, the consumer confidence measure fell from 105.5 to 86.6. In August, wages and salaries increased by 6.6%, yet disposable income declined 0.1% along with personal spending, which fell 0.5%—the biggest drop in more than three years.

During the reporting period, energy and natural resource company profits surged alongside soaring energy costs and expanding global demand. In the telecommunications industry, on the other hand, the costs of consolidation muted returns. Domestically, within the S&P 500 Index for the entire reporting period, sector performance ranged from a high of 59% for health services (31% in the MSCI EAFE Index) to a low of –5% for consumer services (9% in the MSCI EAFE Index). Stocks in industrials, energy and distribution services delivered returns of 42%, 31% and 25% (43%, 24% and 46% in the MSCI EAFE Index), respectively, while stocks in consumer durables and communications delivered negative returns of –4% and –0.5% (14% and 5% in the MSCI EAFE Index), respectively.

Key trends for investors to watch

As we look toward the coming year, these are some of the key trends that we are paying particularly close attention to as we shape our investment strategies at Gartmore:

An aging population. During 2005, a landmark social milestone occurred when the leading edge of the baby boom generation reached 60 years of age. Since the early post-World War II years, the baby boomers, as one of the largest subsections of the U.S. population, have reshaped the social landscape in innumerable ways. This group’s retirement will continue the process. The country’s financial institutions, for example, will accelerate the re-engineering of their products and services toward wealth preservation, not just wealth generation. On the downside, though, the strain on many under-funded pension plans, in addition to the Social Security system, may reverberate through the markets in unexpected and unsettling ways.

Housing prices—up, down or sideways? The housing market remained strong during the reporting period, with 30-year fixed mortgage rates remaining below 6% for the majority of the time. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August. The robust housing market contributed much to the overall “wealth effect” for real estate investors. By the end of the reporting period, however, more pronounced signs of softening became evident.

One housing trend associated with the aging of the population: a wave of residential downsizing as retirees seek more practical, late-in-life living arrangements. Moreover, individuals are pulling back from the real estate

4	Annual Report 2005

speculation of the past few years as quick price appreciation has cooled in once-hot markets such as Las Vegas, Miami, Phoenix and San Diego.

The cost of socialization. During the past year, it has become even clearer that many corporations and countries must take a harder look at dealing with the burgeoning weight of socialization, which consists of, among other factors, health-care and retirement benefits. In fact, the future cost of socialization at both the corporate and country level will be of increasing concern in determining investment potential. Many longstanding business models and corporate policies will be revised in light of unsustainably heavy socialization costs.

France’s refusal to endorse the European Union (EU) constitution, for example, can be tied to the issue of socialization. Most observers believe that voters feared that a stronger EU would create an influx of cheap labor just as France was struggling to reduce high unemployment. In the United States, the issue of socialization was clearly evident in the United Auto Workers’ agreement with General Motors Corp. (GM) to cut health-care benefits for employees, retirees and their families. GM successfully argued that escalating pension and health-care benefits for a vast pool of retirees was forcing the enterprise into bankruptcy, which is a landmark shift in the auto industry’s historical model.

The international economic picture. In the latter part of 2005, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a sustainable recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

China’s economy grew rapidly during the reporting period. Despite ongoing criticism that governmental controls on the economy were overly rigid—particularly regarding commodity prices and imports/exports—China’s economy has largely stabilized and shows strong signs of continued growth. In fact, the government’s economic controls, once viewed as unduly prohibitive, are now credited with controlling what was becoming a dangerously overheated economy. For example, new factories were being developed in China at a rapid rate based on capital secured with minimal credit checks. Before long, some banks held portfolios with up to 45% nonperforming loans as a result of default. Government regulators subsequently mandated stricter credit rules and have even expressed a desire to improve China’s banks to such a degree that their credit quality would be attractive to foreign investors.

Throughout the first half of the year, the U.S. dollar continued its sustained, three-year decline versus benchmark currencies such as the euro. In mid-summer, however, the dollar reversed its multi-year trend. The dollar’s increase is due primarily to the strengthening U.S. economic outlook relative to the global platform and disappointment in European reform. In addition, two factors—the United Kingdom’s halting of interest-rate hikes and France’s vote against the EU constitution—have placed pressure on the euro, effectively bolstering the U.S. dollar.

The return of capital expenditures. As we look toward 2006, we are seeing a trend toward companies deploying large amounts of excess cash on their balance sheets. Since the 2000 market meltdown, many companies have relied on cash as their primary hedge against diminished revenues. Now, however, as the equity markets continue to recover, many of these firms are feeling the pressure either to put the money to work in various ways, such as toward acquisitions, or return the money to shareholders in the form of dividend payouts or share buybacks. The technology sector could be a notable beneficiary of this trend. Research and development as well as new product rollouts are key drivers in the technology industry, and both areas will be bolstered by increased spending.

Looking ahead

For the near term, investors will face a mixture of positive and negative factors. On the one hand, economic and corporate earnings growth is likely to slow in the coming months. Counterbalancing this slowdown could be positive sentiment surrounding the end of the Fed’s cycle of interest-rate hikes, which we anticipate will occur in the first half of 2006. If, as we expect, the peak in rates is accompanied by softening oil prices and a firm U.S. dollar, the investment environment should be favorable for equity markets.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.gartmorefunds.com

2005 Annual Report	5

Market Perspectives

Continued

The opinions expressed herein are those of Gartmore Global Investments and may not come to pass.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations.

Index performance is provided for comparison purposes only; indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index. Market index performance is provided by a third party source that Gartmore deems reliable.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as short selling, short-term trading and investing in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

6	Annual Report 2005

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12-months is available upon request.

Although third party information has been obtained from and is based on sources the Firm believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2005 Annual Report	7

Gartmore Global Financial Services Fund

For the annual period ended Oct. 31, 2005, the Gartmore Global Financial Services Fund returned 14.91% (Class A at NAV) versus 14.75% for its benchmark, the Morgan Stanley Capital International (MSCI) World Financials IndexSM. For broader comparison, the average return for the Fund’s Lipper peer category of Financial Services Funds was 8.95%.

Global economies remained strong over the past year. Even Japan rebounded from its long-lasting sluggishness. Several central banks raised interest rates through the year to reduce inflation risks caused by commodity and real estate price increases. Financial services stocks typically are affected by changes in the level of interest rates and the shape of the yield curve [a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities]. This translated into downward pressure on earnings for banks in the United States and Europe, as most global yield curves have been relatively flat compared to the past few years.

The Fund’s portfolio benefited from strong stock selection through the past year. Fund performance was hindered versus the benchmark by negative contributions from industry allocations, including the Fund’s underweight position in real estate stocks.

The Fund benefited from strong performance in U.S. and Japanese stocks. Orix Corp. (U.S.) and Mitsubishi UFJ (Japan) were important holdings for the Fund and surged over 50% during the year. Orix, a diversified lender and real estate player, benefited from improving property values and credit quality and growth. Mitsubishi and UFJ completed their merger to form the world’s largest bank. Franklin Resources, the global asset manager, and American Capital Strategies, a lender to mid-sized companies, both rallied sharply and added to the Fund’s returns.

On a stock-specific level, futures brokerage firm Refco Inc. and Aspen Insurance Holdings, Ltd. detracted from Fund performance. Refco’s stock plummeted after revelations of accounting fraud and the CEO’s resignation. Aspen’s stock fell after the firm released higher loss estimates from Hurricanes Katrina and Rita.

While we are positive on the prospects for global economic growth, we are cautious about several factors, including credit quality and margin compression in the banking arena, as we head into 2006. The Fund is positioned to benefit from stronger reinsurance pricing, strong capital markets activity and continued growth around the globe. U.S. and Japanese stocks are overweight in the Fund as compared to the benchmark at the expense of Europe, where we see more limits on growth in 2006. On a sector basis, the Fund favors capital markets and insurance stocks over banks, where the Fund is underweight on a global basis.

Portfolio Managers:

Douglas Burtnick, CFA and Stuart Quint, CFA

8	Annual Report 2005

Fund Performance	Gartmore Global Financial Services Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	14.91%	12.75%
	w/SC3	8.32%	11.04%
Class B	w/o SC2	14.02%	11.92%
	w/SC4	9.02%	11.35%
Class C	w/o SC2	13.94%	11.90%
	w/SC5	12.94%	11.90%
Class R6,8		14.82%	12.20%
Institutional Class[7,8]		15.20%	13.03%
Institutional Service Class[8]		15.20%	13.03%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Financial Services Fund, Morgan Stanley Capital International World Financials Index (MSCI World Financials)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Financials is an unmanaged index representative of the stocks in the global financial services sector and is based on 23 developed market country indices.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	9

Shareholder Expense Example	Gartmore Global Financial Services Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Global Financial Services Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,089.30	$8.74	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.63	$8.47	1.66%
Class B	Actual		$1,000.00	$1,086.10	$12.62	2.40%
	Hypothetical	[1]	$1,000.00	$1,012.90	$12.25	2.40%
Class C	Actual		$1,000.00	$1,085.40	$12.62	2.40%
	Hypothetical	[1]	$1,000.00	$1,012.90	$12.25	2.40%
Class R	Actual		$1,000.00	$1,089.60	$9.11	1.73%
	Hypothetical	[1]	$1,000.00	$1,016.28	$8.83	1.73%
Institutional Service Class	Actual		$1,000.00	$1,091.00	$7.38	1.40%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.15	1.40%
Institutional Class	Actual		$1,000.00	$1,091.00	$7.38	1.40%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.15	1.40%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

10	Annual Report 2005

Portfolio Summary	Gartmore Global Financial Services Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.3%
Cash Equivalents	5.6%
Liabilities in excess of Other Assets	-1.9%

100.0%

Top Industries
Financial Services	40.0%
Banking	35.6%
Insurance	18.6%
Real Estate Investment Trusts	1.5%
Other	4.3%

100.0%

Top Holdings*
Bank of America Corp.	3.8%
American International Group, Inc.	3.5%
Wachovia Corp.	3.1%
UBS AG	3.0%
Mitsubishi Tokyo Financial Group, Inc.	3.0%
Citigroup, Inc.	2.9%
HSBC Holdings PLC	2.6%
BNP Paribas SA	2.5%
Deutsche Bank AG	2.5%
American Express Co.	2.5%
Other Holdings	70.6%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	11

Statement of Investments

October 31, 2005

Gartmore Global Financial Services Fund

Common Stocks (96.3%)

	Shares or Principal Amount	Value

AUSTRALIA (3.4%)
Banking (2.4%)
Australia & New Zealand Banking Group Ltd. (c)	10,960	$193,431
National Australia Bank Ltd. (c)	6,530	161,479

		354,910

Financial Services (1.0%)
Australian Stock Exchange Ltd. (c)	6,690	144,185

		499,095

BELGIUM (0.8%)
Financial Services (0.8%)
Fortis NV (c)	3,900	111,011

BERMUDA (0.8%)
Insurance (0.8%)
ACE Ltd.	2,400	125,040

CANADA (1.9%)
Financial Services (1.9%)
Manulife Financial Corp. (c)	5,310	276,428

FRANCE (3.2%)
Banking (2.5%)
BNP Paribas SA (c)	4,840	367,052

Insurance (0.7%)
Axa (c)	3,560	103,105

		470,157

GERMANY (2.5%)
Financial Services (2.5%)
Deutsche Bank AG (c)	3,920	366,725

HONG KONG (0.8%)
Financial Services (0.8%)
Hang Lung Group Ltd. (c)	67,720	125,147

IRELAND (1.7%)
Banking (1.7%)
Bank of Ireland (c)	16,680	254,490

ITALY (1.4%)
Banking (1.4%)
UniCredito Italiano SpA (c)	37,020	206,706

	Shares or Principal Amount	Value

JAPAN (8.7%)
Banking (0.7%)
Sumitomo Trust & Banking (c)	13,000	$110,692

Financial Services (8.0%)
Mitsubishi Tokyo Financial Group, Inc. (c)	35	439,971
Mizuho Financial Group, Inc. (c)	54	360,553
Orix Corp. (c)	1,200	225,048
Sumitomo Mitsui Financial Group, Inc. (c)	17	157,030

		1,182,602

		1,293,294

NETHERLANDS (2.8%)
Financial Services (0.8%)
ABN Amro Holding NV (c)	4,990	118,018

Insurance (2.0%)
ING Groep NV (c)	10,130	292,132

		410,150

SPAIN (2.1%)
Banking (2.1%)
Banco Bilbao Vizcaya Argentaria SA (c)	17,710	312,263

SWEDEN (0.9%)
Banking (0.9%)
Skandinaviska Enskilda Banken AB (c)	7,250	135,285

SWITZERLAND (3.0%)
Financial Services (3.0%)
UBS AG (c)	5,210	444,294

UNITED KINGDOM (9.4%)
Banking (7.8%)
HBOS PLC (c)	16,200	239,285
HSBC Holdings PLC (c)	24,563	385,891
Lloyds TSB Group PLC (c)	36,100	295,186
Royal Bank of Scotland Group PLC (c)	8,630	238,954

		1,159,316

12	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Insurance (1.6%)
Royal & Sun Alliance Insurance Group PLC (c)	75,660	$128,789
Willis Group Holdings Ltd.	2,800	103,992

		232,781

		1,392,097

UNITED STATES (52.9%)
Banking (16.3%)
Bank of America Corp.	12,790	559,435
Centerstate Banks of Florida, Inc.	1,650	56,348
Colonial BancGroup, Inc.	9,330	227,186
Hudson City Bancorp, Inc.	25,120	297,421
Marshall & Ilsley Corp.	3,830	164,537
Northern Trust Corp.	3,370	180,632
SunTrust Banks, Inc.	2,600	188,448
UnionBanCal Corp.	1,550	106,144
Wachovia Corp.	9,030	456,196
Zions Bancorp	2,420	177,797

		2,414,144

Financial Services (21.4%)
American Express Co.	7,310	363,819
AmeriCredit Corp. (b)	3,690	82,472
Charles Schwab Corp. (The)	7,910	120,232
Citigroup, Inc.	9,390	429,873
E*TRADE Financial Corp. (b)	8,020	148,771
Franklin Resources, Inc.	1,650	145,811
Freddie Mac	1,900	116,565
Goldman Sachs Group, Inc.	2,870	362,682
Host Marriott Corp.	5,100	85,629
Investors Financial Services Corp.	1,960	74,833
J.P. Morgan Chase & Co.	9,800	358,876
Legg Mason, Inc.	2,220	238,228
Lehman Brothers Holding, Inc.	950	113,687
MBNA Corp.	4,720	120,690
Merrill Lynch & Co., Inc.	4,020	260,255
TAL International Group, Inc. (b)	2,580	46,724
Washington Mutual, Inc.	2,430	96,228

		3,165,375

Insurance (13.7%)
AFLAC, Inc.	2,390	114,194
Allstate Corp.	1,390	73,378

	Shares or Principal Amount	Value

Insurance (continued)
American International Group, Inc.	8,020	$519,696
Aspen Insurance Holdings Ltd.	1,510	36,527
Assurant, Inc.	1,900	72,580
Endurance Specialty Holdings Ltd.	3,780	125,345
Genworth Financial, Inc., Class A	7,590	240,527
Max Re Capital Ltd.	7,380	176,456
PartnerRe Ltd.	3,910	249,145
Safeco Corp.	1,850	103,045
St. Paul Travelers Cos.	5,010	225,600
UnumProvident Corp.	4,340	88,059

		2,024,552

Real Estate Investment Trusts (1.5%)
Colonial Properties Trust	1,690	73,870
ProLogis	3,620	155,660

		229,530

		7,833,601

Total Common Stocks		14,255,783

Cash Equivalents (5.6%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $829,902)	$829,812	829,812

Total Cash Equivalents		829,812

Total Investments (Cost $14,262,616) (a) — 101.9%		15,085,595

Liabilities in excess of other assets — (1.9)%		(282,483)

NET ASSETS — 100.0%		$14,803,112

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair valued security.

See notes to financial statements.

2005 Annual Report	13

Gartmore Global Health Sciences Fund

For the annual period ended Oct. 31, 2005, the Gartmore Global Health Sciences Fund (Class A at NAV) returned 16.47% versus 17.58% for its benchmark, the Goldman Sachs Healthcare Index. For broader comparison, the average return for the Fund’s Lipper peer category of Health/Biotechnology Funds was 15.03%.

The health-care market experienced a bumpy ride in late 2004, largely due to Eli Lilly and Co.’s attempt to overcome a strong patent challenge from makers of generic drugs. This case posed a potentially substantial risk to the pharmaceuticals industry, so Lilly’s victory served to smooth the way for positive performance in 2005. The tight U.S. presidential race led some investors to sideline their money in the event that the incumbent, George Bush, was unseated. President Bush’s re-election in November set the stage for a short-lived relief rally in the health-care market.

The health-care sector performed steadily during the early months of the year until Tysabri, a new Food and Drug Administration-approved treatment for multiple sclerosis, was taken off the market after several deaths were reported shortly after the drug’s rollout. Questions were raised about the FDA, and sentiment regarding the sector was generally poor in the middle of 2005. In the latter half of the year, however, the health-care market turned around and, for the reporting period overall, both the Fund and its Index posted positive gains.

Sector allocations significantly detracted from Fund performance, which in turn led to underperformance versus the benchmark. In particular, weak performance from the insurance industry bogged returns. Strong stock selection, however, had a positive effect on the portfolio during the reporting period.

On a stock-specific level, significant detractors from Fund performance included Genentech, Inc.; Biogen, Idec Inc.; and WellPoint, Inc. Although Genentech has performed well, especially since the rollout of its new prescription drug Avastin, the Fund held an underweight position in the stock. Biogen Idec was affected by the aforementioned fatality reports involving the drug Tysabri, and WellPoint detracted from Fund performance due to the timing of our purchase decision.

The Fund held positions in several health maintenance organizations (HMOs), which benefited Fund performance, including UnitedHealth Group Inc., PacifiCare Health Systems, Inc., and Aetna Inc. UnitedHealth and PacifiCare are strong players in the HMO space; recently, UnitedHealth set forth its plan to purchase PacifiCare in order to extend its reach in the changing HMO landscape.

As we round out the year and look toward 2006, we are slightly guarded about the HMO industry, a long-time staple in the Fund. Several large HMO companies will be managing government-run prescription drug plans in an effort to increase profits, leaving these companies in a position to bid for existing business. The potential risk involved in this scenario is that not all companies will acquire their targets, thus, potentially leading to disappointing earnings growth. We are maintaining the Fund’s underweight in large-cap pharmaceuticals, but we continue to monitor the sector closely as positive news resonates from several European pharmaceutical stocks.

Portfolio Manager:

Paul Cluskey

14	Annual Report 2005

Fund Performance	Gartmore Global Health Sciences Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	16.47%	5.04%
	w/SC3	9.80%	3.76%
Class B	w/o SC2	15.78%	4.35%
	w/SC4	10.78%	4.00%
Class C5	w/o SC2	15.66%	4.35%
	w/SC6	14.66%	4.35%
Class R7,8		16.55%	4.56%
Institutional Class[8]		16.90%	5.33%
Institutional Service Class[8]		16.72%	5.27%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (9/23/02) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Health Sciences Fund, the Goldman Sachs Healthcare Index (GS Healthcare)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GS Healthcare is an unmanaged index representative of the stocks in the healthcare sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	15

Shareholder Expense Example	Gartmore Global Health Sciences Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Global Health Sciences Fund		Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,047.70	$8.41	1.63%
	Hypothetical[1]	$1,000.00	$1,016.78	$8.32	1.63%
Class B	Actual	$1,000.00	$1,044.50	$11.80	2.29%
	Hypothetical[1]	$1,000.00	$1,013.46	$11.69	2.29%
Class C	Actual	$1,000.00	$1,043.60	$11.80	2.29%
	Hypothetical[1]	$1,000.00	$1,013.46	$11.69	2.29%
Class R	Actual	$1,000.00	$1,047.90	$7.90	1.53%
	Hypothetical[1]	$1,000.00	$1,017.29	$7.81	1.53%
Institutional Service Class	Actual	$1,000.00	$1,048.10	$7.74	1.50%
	Hypothetical[1]	$1,000.00	$1,017.44	$7.66	1.50%
Institutional Class	Actual	$1,000.00	$1,048.90	$6.61	1.28%
	Hypothetical[1]	$1,000.00	$1,018.55	$6.53	1.28%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

16	Annual Report 2005

Portfolio Summary	Gartmore Global Health Sciences Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	93.7%
Cash Equivalents	12.4%
Other Investments*	9.6%
Liabilities in excess of Other Assets**	-15.7%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Drugs	32.4%
Medical Products	17.2%
Insurance	9.4%
Therapeutics	7.6%
Medical Instruments	5.8%
Medical — Biomedical/Genetic	5.6%
Medical Products & Services	4.5%
Medical Services	4.0%
Healthcare Services	2.3%
Medical Laboratories	1.5%
Other Industries	9.7%

100%

Top Holdings***
Amgen, Inc.	6.6%
Wyeth	6.4%
Johnson & Johnson	6.1%
Pfizer, Inc.	5.0%
Medtronic, Inc.	4.5%
Cardinal Health, Inc.	4.5%
Genentech, Inc.	3.9%
UnitedHealth Group, Inc	3.7%
PacifiCare Health Systems, Inc.	3.3%
GlaxoSmithKline PLC ADR	3.2%
Other Holdings	52.8%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	17

Statement of Investments

October 31, 2005

Gartmore Global Health Sciences Fund

U.S. Common Stocks (93.7%)

	Shares or Principal Amount	Value

Distribution & Wholesale (0.6%)
MWI Veterinary Supply, Inc. (b)	7,327	$164,271

Drugs (32.4%)
Amgen, Inc. (b)	22,689	1,718,919
GlaxoSmithKline PLC ADR — UK	16,120	838,079
Medicis Pharmaceutical Corp., Class A (c)	15,219	448,961
Novartis AG ADR — CH	9,858	530,558
Pfizer, Inc.	59,237	1,287,812
Roche Holding AG (d)	5,534	827,025
Schering-Plough Corp.	21,417	435,622
Shire Pharmaceuticals Group PLC (c)	17,977	644,296
Wyeth	37,259	1,660,261

		8,391,533

Healthcare Services (2.3%)
WebMD Health Corp., Class A (b) (c)	22,499	587,674

Hospitals (1.3%)
Community Health Systems, Inc. (b) (c)	9,374	347,869

Insurance (9.4%)
Coventry Health Care, Inc. (b)	11,814	637,838
PacifiCare Health Systems, Inc. (b)	10,284	846,990
UnitedHealth Group, Inc.	16,505	955,475

		2,440,303

Medical – Biomedical/Genetic (5.6%)
Encysive Pharmaceuticals, Inc. (b)	26,192	275,016
Keryx Biopharmaceuticals, Inc. (b) (c)	21,247	307,019
MedImmune, Inc. (b)	17,027	595,604
Myogen, Inc. (b)	13,897	278,635

		1,456,274

Medical Instruments (5.8%)
Guidant Corp.	12,781	805,203
St. Jude Medical, Inc. (b)	14,547	699,274

		1,504,477

	Shares or Principal Amount	Value

Medical Laboratories (1.5%)
Covance, Inc. (b)	8,172	$397,568

Medical Products (17.2%)
Cytyc Corp. (b)	12,978	328,992
Haemonetics Corp. (b) (c)	7,387	357,900
Johnson & Johnson	25,123	1,573,203
Medtronic, Inc.	20,534	1,163,457
NxStage Medical, Inc. (b)	12,984	147,368
Panacos Pharmaceuticals, Inc. (b)	52,066	411,321
ResMed, Inc. (b) (c)	12,626	481,429

		4,463,670

Medical Products & Services (4.5%)
Cardinal Health, Inc.	18,488	1,155,685

Medical Services (4.0%)
McKesson Corp.	11,398	517,811
Medco Health Solutions, Inc. (b)	9,321	526,637

		1,044,448

Medical Supplies (1.5%)
PRA International (b)	14,229	377,922

Therapeutics (7.6%)
Genentech, Inc. (b)	11,150	1,010,190
Genzyme Corp. (b)	9,234	667,618
Gilead Sciences, Inc. (b)	5,857	276,743

		1,954,551

Total Common Stocks		24,286,245

Cash Equivalents (12.4%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $3,221,474)	$3,221,125	3,221,125

Total Cash Equivalents		3,221,125

18	Annual Report 2005

Short-Term Securities Held as Collateral for Securities

Lending (9.6%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$2,497,502	$2,497,502

Total Short-Term Securities Held as Collateral for Securities Lending		2,497,502

Total Investments (Cost $29,689,779) (a) — 115.7%		30,004,872

Liabilities in excess of other assets — (15.7)%		(4,066,901)

NET ASSETS — 100.0%		$25,937,971

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.
(d)	Fair valued security.

ADR	American Depositary Receipt
CH	Switzerland
UK	United Kingdom

See notes to financial statements.

2005 Annual Report	19

Gartmore Global Natural Resources Fund

For the annual period ended Oct. 31, 2005, the Gartmore Global Natural Resources Fund (Class A at NAV) returned 65.51% versus 34.75% for its benchmark, the Goldman Sachs Natural Resources Index. For broader comparison, the average return for the Fund’s Lipper peer category of Natural Resources Funds was 40.78%.

During the reporting period, the per-barrel price of oil was extremely volatile, peaking at more than $70 in September 2005. Gasoline prices reached record highs of more than $3.50 per gallon in the United States, while natural gas prices doubled as the hurricane season began. Observers were unsure if economic growth could be sustained in the face of these price increases. Fortunately, the economy proved resilient as investors and consumers continually adapted to the series of shocks. The Fund was aided by strong stock selection, particularly in the energy and materials sectors, relative to the Fund’s benchmark. Sector allocations also were positive, though slightly hampered by the Fund’s somewhat large cash holding.

Smaller companies with higher capacity for growth benefited most from the increases in energy prices during the reporting period. Among these smaller companies that were additive to Fund performance were Parallel Petroleum Corp. and Peabody Energy Corp. As one of the largest U.S.-based coal-mining companies, Peabody benefited from rising coal prices and a strong management team whose efficient use of capital added to the company’s growth. In the industrials sector, FreightCar America, Inc., a producer of aluminum railcars primarily for coal transport, also was additive to performance.

Among the stocks that detracted from Fund performance was dry bulk carrier DRYSHIPS INC. Initially the company appeared attractive, but the market soon became saturated as rival manufacturers took advantage of cheap production costs, cutting into the company’s profitability.

Also detracting from Fund performance was the Fund’s large cash position, which was held in anticipation of a market correction. As a strong correction did not materialize, this strategy hurt the Fund, preventing investment in other opportunities.

We believe that energy will still be in relatively short supply over the long term. During the past three years, the United States has made little to no headway toward settling disputes in the Middle East in an effort to increase oil production. Further, demand from China, Japan and India shows no signs of slowing. Because we believe that energy will be in great demand for an extended period of time, we will maintain the Fund’s overweight in the energy services sector, whose companies acquire, develop and exploit oil and natural gas properties. In addition, due to volume constraints, we will maintain the Fund’s underweight in the energy sector.

Portfolio Manager:

William Gerlach, CFA and Jason Kotik, CFA

20	Annual Report 2005

Fund Performance	Gartmore Global Natural Resources Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	65.51%	59.13%
	w/SC3	55.94%	52.25%
Class B	w/o SC2	64.49%	57.89%
	w/SC4	59.49%	55.33%
Class C	w/o SC2	64.42%	57.95%
	w/SC5	63.42%	57.95%
Class R6		65.15%	58.49%
Institutional Class[6]		66.02%	59.51%
Institutional Service Class[6]		65.89%	59.31%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Natural Resources Fund, Goldman Sachs Natural Resources Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	Goldman Sachs Natural Resources is an unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	21

Shareholder Expense Example	Gartmore Global Natural Resources Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Global Natural Resources Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$1,413	$8.88	1.46%
	Hypothetical	[1]	$1,000	$1,018	$7.45	1.46%
Class B	Actual		$1,000	$1,408	$13.35	2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.23	2.20%
Class C	Actual		$1,000	$1,407	$13.35	2.20%
	Hypothetical	[1]	$1,000	$1,014	$11.23	2.20%
Class R	Actual		$1,000	$1,410	$10.08	1.66%
	Hypothetical	[1]	$1,000	$1,017	$8.47	1.66%
Institutional Service Class	Actual		$1,000	$1,413	$7.36	1.21%
	Hypothetical	[1]	$1,000	$1,019	$6.18	1.21%
Institutional Class	Actual		$1,000	$1,414	$7.30	1.20%
	Hypothetical	[1]	$1,000	$1,019	$6.12	1.20%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

22	Annual Report 2005

Portfolio Summary	Gartmore Global Natural Resources Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	90.6%
Cash Equivalents	13.2%
Liabilities in excess of Other Assets	-3.8%

100.0%

Top Industries
Oil Company-Exploration & Production	24.2%
Oil Company-Integrated	13.7%
Oil Field Services	12.5%
Oil & Gas Drilling	11.4%
Pipelines	5.7%
Coal Mining	4.2%
Energy	4.1%
Transport Services	2.5%
Raw Materials	2.0%
Steel Production	1.7%
Other Industries	18.0%

100.0%

Top Holdings*
Halliburton Co.	5.8%
Exxon Mobil Corp.	4.7%
ConocoPhillips	4.2%
Burlington Resources, Inc.	4.0%
Newfield Exploration Co.	3.6%
The Williams Cos., Inc.	3.3%
ENSCO International, Inc.	3.1%
Hercules Offshore, Inc.	3.1%
ChevronTexaco Corp.	2.5%
Bronco Drilling Co., Inc.	2.3%
Other Holdings	63.4%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	23

Statement of Investments

October 31, 2005

Gartmore Global Natural Resources Fund

U.S. Common Stocks (90.6%)

	Shares or Principal Amount	Value

Agriculture (1.1%)
Cadiz, Inc. (b)	2,700	$54,000
The Mosaic Co. (b)	16,000	211,200

		265,200

Coal Mining (4.2%)
Arch Coal, Inc.	4,301	331,478
Natural Resource Partners LP	5,964	303,329
Peabody Energy Corp.	5,219	407,917

		1,042,724

Copper Production (1.5%)
Phelps Dodge Corp.	2,641	318,161
Southern Copper Corp.	900	49,626

		367,787

Energy (4.1%)
BJ Services Co.	15,406	535,358
Calpine Corp. (b)	7,968	18,964
CMS Energy Corp. (b)	2,059	30,700
ITC Holdings Corp.	1,000	27,500
Murphy Oil Corp.	1,974	92,482
NRG Energy, Inc. (b)	1,340	57,633
TXU Corp.	2,500	251,875

		1,014,512

Gold Mining (1.3%)
Barrick Gold Corp.	2,000	50,500
Newmont Mining Corp.	6,500	276,900

		327,400

Industrial Gases (0.6%)
Praxair, Inc.	3,200	158,112

Metal (0.7%)
Rio Tinto PLC — ADR GB	1,200	183,144

Minerals (0.9%)
BHP Billiton Ltd. — ADR AU	7,300	226,665

Oil & Gas Drilling (11.4%)
Bronco Drilling Co., Inc. (b)	23,858	578,318
ENSCO International, Inc.	16,783	765,137
Grey Wolf, Inc. (b)	28,650	220,032
Hydril (b)	250	16,585
Nabors Industries Ltd. (b)	5,500	377,465

	Shares or Principal Amount	Value

Oil & Gas Drilling (continued)
Noble Corp.	3,956	$254,687
Pioneer Drilling Co. (b)	8,500	145,605
Precision Drilling Corp. (b)	1,000	46,000
Pride International, Inc. (b)	1,468	41,207
Rowan Cos., Inc.	11,612	383,080

		2,828,116

Oil Company Exploration & Production (24.2%)
Anadarko Petroleum Corp.	2,000	181,420
Apache Corp.	2,603	166,149
Burlington Resources, Inc.	13,834	999,092
Canadian Natural Resources Ltd.	3,900	160,719
Carrizo Oil & Gas, Inc. (b)	3,070	79,636
Chesapeake Energy Corp.	1,400	44,940
CNX Gas Corp. (b)	9,000	186,750
Denbury Resources, Inc. (b)	10,091	440,271
Devon Energy Corp.	563	33,994
EnCana Corp.	7,200	330,192
Energy Partners Ltd. (b)	2,757	69,945
EOG Resources, Inc.	6,145	416,508
InterOil Corp. (b)	1,300	24,999
Newfield Exploration Co. (b)	19,416	880,128
Noble Energy, Inc.	4,004	160,360
Parallel Petroleum Corp. (b)	13,833	183,011
Quest Resource Corp. (b)	800	10,400
Rossetta Resources, Inc. (b)	863	15,966
Southwestern Energy Co. (b)	585	42,436
Swift Energy Co. (b)	3,040	132,726
Talisman Energy, Inc.	4,791	212,193
Transocean Sedco Forex, Inc. (b)	5,009	287,967
Ultra Petroleum Corp. (b)	4,705	246,965
Vintage Petroleum, Inc.	4,357	226,085
Warren Resources, Inc. (b)	27,829	430,515
XTO Energy, Inc.	600	26,076

		5,989,443

Oil Company Integrated (13.7%)
BP PLC ADR — GB	7,272	482,861
ChevronTexaco Corp.	10,937	624,175
ConocoPhillips	16,066	1,050,395
Exxon Mobil Corp.	20,815	1,168,554
Marathon Oil Corp.	94	5,655
Suncor Energy, Inc.	1,000	53,630

		3,385,270

24	Annual Report 2005

U.S. Common Stocks (continued)

	Shares or Principal Amount	Value

Oil Field Services (12.5%)
Dresser-Rand Group, Inc. (b)	1,022	$22,177
Enterprise GP Holdings LP	10,495	375,721
FMC Technologies Inc. (b)	530	19,324
Global Industries, Ltd. (b)	1,120	14,235
Grand Prideco, Inc. (b)	5,967	232,057
Halliburton Co.	24,112	1,425,020
Hercules Offshore, Inc. (b)	35,020	762,385
National-Oilwell Varco, Inc. (b)	3,905	243,945

		3,094,864

Oil Refining & Marketing (1.7%)
Alon USA Energy, Inc. (b)	6,126	119,457
Ashland, Inc.	300	16,053
Headwaters, Inc. (b)	323	10,284
Valero Energy	2,600	273,624

		419,418

Paper & Related Products (0.3%)
Bowater, Inc.	200	5,300
Smurfit-Stone Container Corp. (b)	1,000	10,560
Upm-Kymmene Oyj Corp.	3,400	65,756

		81,616

Pipelines (5.7%)
El Paso Corp.	2,000	23,720
Enbridge, Inc.	1,200	36,828
Questar Corp.	5,321	419,029
The Williams Cos., Inc.	36,890	822,646
Western Gas Resources, Inc.	2,649	114,702

		1,416,925

Plastics (0.5%)
PolyOne Corp. (b)	20,000	115,400

Raw Materials (2.0%)
Alcoa, Inc.	4,800	116,592
Cameco Corp.	7,640	365,192

		481,784

Steel Production (1.7%)
L.B. Foster (b)	300	3,870
NS Group, Inc. (b)	7,709	266,808
Nucor Corp.	2,600	155,610

		426,288

	Shares or Principal Amount	Value

Transport Services (2.5%)
Arlington Tankers Ltd.	434	$9,665
Eagle Bulk Shipping, Inc.	1,287	19,073
Freightcar America, Inc.	4,027	176,141
Genco Shipping & Trading Ltd. (b)	4,544	74,658
Hornbeck Offshore Services, Inc. (b)	1,440	46,382
OMI Corp.	1,000	18,080
StealthGas, Inc. (b)	21,080	275,727

		619,726

Total Common Stocks		22,444,394

Cash Equivalents (13.2%)

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $3,271,525)	$3,271,171	3,271,171

Total Cash Equivalents		3,271,171

Total Investments (Cost $24,484,736) (a) — 103.8%		25,715,565

Liabilities in excess of other assets — (3.8)%		(943,068)

NET ASSETS — 100.0%		$24,772,497

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
ADR	American Depositary Receipt
GB	Great Britain
AU	Australia

See notes to financial statements.

2005 Annual Report	25

Gartmore Global Technology and Communications Fund

For the annual period ended Oct. 31, 2005, the Gartmore Global Technology and Communications Fund (Class A at NAV) returned 5.40% versus 6.03% for its benchmark, the Goldman Sachs Technology Composite Index. For broader comparison, the average return for the Fund’s Lipper peer category of Science and Technology Funds was 8.47%.

Considerable volatility occurred in the technology and communications space as we entered 2005. Consolidation in the telecommunications industry, particularly within the United States, was cause for turmoil in the telecom market; the fate of many telecommunications equipment providers and related industries was uncertain. Spiraling energy costs and questions about global gross domestic product growth muted consumer tech spending, and few sectors emerged as standout performers during the reporting period.

While strong stock selection had a positive effect on the Fund–as opposed to sector allocations, which were mostly flat–there were several names that contributed to the Fund’s underperformance, including eBay Inc., Sonus Networks, Inc. and TIBCO Software Inc. Historically a strong earner, eBay hit a soft spot during the reporting period; the company’s rapid growth appears to have caught up with it. The company’s stock was very expensive to purchase, and, when e-Bay’s growth rates began to slow, many investors lost confidence, which drove the stock’s price down. Management issues continued to plague Sonus Networks, namely high turnover in the chief executive officer position; also, the company has yet to realize substantial revenue. TIBCO suffered setbacks as the company experienced unforeseen difficulty entering the European market.

ARRIS Group, which provides cable for use in delivering voice, Internet and television for several large carriers, was among a number of stocks that added value to the Fund during the period. Business momentum has been strong for ARRIS; the company has performed well and was the leading contributor to Fund performance. Also providing strong returns for the Fund were Internet infrastructure company 24/7 Real Media, Inc. and Sonic Solutions, a leading provider of CD and DVD burning software.

Taken as a whole, industry performance has been volatile during the period. For example, the semiconductor industry performed well early in the reporting period. Though demand was not particularly high, well-managed inventories helped lead the industry higher. In the second part of the year, however, poor inventory management worked against the industry, pulling it back substantially and allowing equipment stocks to take the driver’s seat. We began the year with an overweight in the semiconductor industry and an underweight in equipment stocks, later reversing the two as we saw changes occurring in each industry. Both industries represented gains for the Fund as each was carefully positioned at the appropriate time.

While no clear single driver for growth in the technology and communications industries is evident, the macroeconomic picture remains positive. As we have done throughout 2005, we will continue to focus on individual stock selection as the key driver to Fund performance.

Portfolio Manager:

Chip Zhu

26	Annual Report 2005

Fund Performance	Gartmore Global Technology and Communications Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	5.40%	-18.46%	-15.75%
	w/SC3	-0.54%	-19.42%	-16.68%
Class B	w/o SC2	4.69%	-19.03%	-16.35%
	w/SC4	-0.31%	-19.33%	-16.50%
Class C5	w/o SC2	4.96%	-18.90%	-16.22%
	w/SC6	3.96%	-18.90%	-16.22%
Class R7,8		5.26%	-18.90%	-16.22%
Institutional Class[8]		5.87%	-18.12%	-15.42%
Institutional Service Class[8]		5.88%	-18.17%	-15.46%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Technology and Communications Fund, Goldman Sachs Technology Composite Index(GSTI®(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The GSTI® is an unmanaged, modified, market capitalization-weighted index that is designed to measure performance of companies in the technology sector.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	27

Shareholder Expense Example	Gartmore Global Technology and Communications Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Global Technology and Communications Fund		Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,163.00	$9.27	1.70%
	Hypothetical[1]	$1,000.00	$1,016.43	$8.68	1.70%
Class B	Actual	$1,000.00	$1,159.10	$12.95	2.38%
	Hypothetical[1]	$1,000.00	$1,013.00	$12.15	2.38%
Class C	Actual	$1,000.00	$1,161.30	$12.97	2.38%
	Hypothetical[1]	$1,000.00	$1,013.00	$12.15	2.38%
Class R	Actual	$1,000.00	$1,161.30	$9.86	1.81%
	Hypothetical[1]	$1,000.00	$1,015.88	$9.24	1.81%
Institutional Service Class	Actual	$1,000.00	$1,163.10	$8.67	1.59%
	Hypothetical[1]	$1,000.00	$1,016.98	$8.12	1.59%
Institutional Class	Actual	$1,000.00	$1,166.20	$7.53	1.38%
	Hypothetical[1]	$1,000.00	$1,018.04	$7.04	1.38%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

28	Annual Report 2005

Portfolio Summary	Gartmore Global Technology and Communications Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	94.8%
Cash Equivalents	3.6%
Other Investments*	8.9%
Liabilities in excess of Other Assets**	-7.3%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Hardware	17.9%
Semiconductors	16.0%
Computer Software	15.2%
Electronic Components	10.9%
Networking	9.0%
Computer Services	7.5%
Wireless Equipment	7.1%
E-Commerce & Services	4.3%
Internet Software & Services	3.6%
Telecommunication Equipment	3.3%
Other Industries	5.2%

100.0%

Top Holdings***
Intel Corp.	7.4%
International Business Machines Corp.	6.0%
Microsoft Corp.	5.3%
Cisco Systems, Inc.	4.6%
Hewlett Packard Co.	3.6%
F5 Networks, Inc.	3.3%
Dell, Inc.	3.1%
Ingram Micro, Inc.	2.8%
eBay, Inc.	2.6%
Texas Instruments, Inc.	2.6%
Other Holdings	58.7%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	29

Statement of Investments

October 31, 2005

Gartmore Global Technology and Communications Fund

U.S. Common Stocks (94.8%)

	Shares or Principal Amount	Value

Computer Hardware (17.9%)
Dell, Inc. (b)	9,700	$309,236
EMC Corp. (b)	17,800	248,488
Hewlett Packard Co.	12,800	358,912
Ingram Micro, Inc. (b)	15,250	276,025
International Business Machines Corp.	7,350	601,817

		1,794,478

Computer Services (7.5%)
Affiliated Computer Services, Inc. (b)	4,100	221,851
Cognizant Technology Solutions Corp. (b)	5,200	228,696
Sun Microsystems, Inc. (b)	11,800	47,200
Yahoo, Inc. (b)	6,850	253,245

		750,992

Computer Software (15.2%)
@Road, Inc. (b)	21,550	99,130
Agile Software Corp. (b)	13,050	92,655
F5 Networks, Inc. (b)	6,330	329,350
Hyperion Solutions Corp. (b)	2,750	132,990
Macromedia, Inc. (b)	2,300	101,016
McAfee, Inc. (b)	2,400	72,072
Microsoft Corp.	20,600	529,420
Oracle Corp. (b)	7,600	96,368
RealNetworks, Inc. (b)	7,950	62,010

		1,515,011

E-Commerce & Services (4.3%)
Ariba, Inc. (b) (c)	13,950	108,950
eBay, Inc. (b)	6,680	264,528
West Corp. (b)	1,500	59,175

		432,653

Electronic Components (10.9%)
Intel Corp.	31,630	743,305
Ionatron, Inc. (b) (c)	18,350	192,492
Sonic Solutions (b)	7,800	149,292

		1,085,089

	Shares or Principal Amount	Value

Internet Software & Services (3.6%)
Google, Inc., Class A (b)	610	$227,005
Symantec Corp. (b)	5,370	128,075

		355,080

Networking (9.0%)
24/7 Real Media, Inc. (b)	32,870	210,039
Cisco Systems, Inc. (b)	26,500	462,425
Extreme Networks, Inc. (b)	9,800	47,334
Foundry Networks, Inc. (b)	7,950	94,844
Juniper Networks, Inc. (b)	3,800	88,654

		903,296

Semiconductors (16.0%)
Analog Devices, Inc.	4,450	154,771
Applied Materials, Inc.	8,550	140,049
ASML Holding N.V. ADR — NL (b)	11,350	192,723
Cypress Semiconductor Corp. (b) (c)	5,830	79,288
Emulex Corp. (b) (c)	5,950	110,135
Fairchild Semiconductor International, Inc. (b)	12,000	184,800
Integrated Device Technology, Inc. (b) (c)	22,550	222,793
Linear Technology Corp.	2,600	86,346
Marvell Technology Group Ltd. (b)	2,100	97,461
Teradyne, Inc. (b)	5,150	69,731
Texas Instruments, Inc.	9,250	264,087

		1,602,184

Telecommunication Equipment (3.3%)
AudioCodes Ltd. (b) (c)	12,250	138,058
Avaya, Inc. (b)	7,850	90,432
Tellabs, Inc. (b)	4,600	43,976
Westell Technologies, Inc. (b)	11,590	54,473

		326,939

Wireless Equipment (7.1%)
Motorola, Inc.	10,550	233,788
Qualcomm, Inc.	6,600	262,416
RF Micro Devices, Inc. (b) (c)	42,100	220,604

		716,808

Total Common Stocks		9,482,530

30	Annual Report 2005

Cash Equivalents (3.6%)

	Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $363,245)	$363,206	$363,206

Total Cash Equivalents		363,206

Lending (8.9%) Short-Term Securities Held as Collateral for Securities
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	888,600	888,600

Total Short-Term Securities Held as Collateral for Securities Lending		888,600

Total Investments (Cost $10,496,760) (a) — 107.3%		10,734,336

Liabilities in excess of other assets — (7.3)%		(734,670)

NET ASSETS — 100.0%		$9,999,666

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.

ADR	American Depositary Receipt
NL	Netherlands

See notes to financial statements.

2005 Annual Report	31

Gartmore Global Utilities Fund

For the annual period ended Oct. 31, 2005, the Gartmore Global Utilities Fund returned 17.73% (Class A at NAV) versus 9.14% for its benchmark, a blend of 60% Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM and 40% MSCI World Utilities Index SM. For broader comparison, the average return for the Fund’s Lipper peer category of Utility Funds was 20.93%.

Global utilities benefited from a favorable investment environment, as many of the conditions that prevailed during the first six months of the reporting period persisted in the second half. Energy prices continued to advance, with crude oil briefly exceeding $70 per barrel at the end of August, as Hurricane Katrina punished the Gulf Coast region. Long-term interest rates remained favorable, which helped utility stocks, since share prices in that sector tend to move in tandem with bond prices and inversely to long-term rates. Finally, with interest rates still low by historical standards, the high dividend yields of the utilities group appealed to investors.

The factor that proved to be most beneficial to Fund performance in comparison to that of the blended benchmark index was an overweighting in energy, where we reduced the Fund’s exposure in order to take profits as the period progressed. One of the Fund’s top stock performers in that sector was EOG Resources, Inc., an oil and gas producer with substantial reserves in Texas. Investors viewed the company’s onshore reserves as a distinct advantage, given the recent weather damage sustained by offshore producers. Also boosting Fund performance was ConocoPhillips, an integrated energy company with substantial refining operations that serves as a major supplier of natural gas to the utility industry. In utilities, our overweighting of water utilities was particularly beneficial, with Northumbrian Water Group plc and AWG plc–both U.K. companies–helping Fund performance.

Elsewhere, the Fund benefited from an underweighting in telecommunications services, a sector that comprises more than half of the Fund’s blended benchmark. Unlike the Fund, many utility funds tracked by Lipper have a minimal exposure to telecom services, which helped their performance but limited the Fund’s return during the period. That said, we correctly overweighted wireless telecoms and underweighted wireline stocks. In the wireless category, nonbenchmark holding O2 plc merits mention as a contributor. Our underweighting of such poorly performing wireline stocks as Telecom Italia S.p.A., SBC Communications Inc. and Spain-based Telefónica S.A. proved to be timely.

Wireless stock Sprint Nextel Corp., not part of the Fund’s blended benchmark, had the most negative impact on Fund performance; uncertainty about the buyout of Nextel affiliates following the company’s merger with Sprint caused many investors to sell. In the telecom services sector, overweighted positions in Germany-based Deutsche Telekom AG and France Telecom SA were counterproductive.

Since energy prices should continue to be a key driver of electricity prices, we anticipate maintaining the Fund’s emphasis on companies that are capable of passing along energy costs, and avoiding or limiting exposure to those companies that are not. The fate of utility stocks also will be determined to some extent by the regulatory environment, which we will monitor closely for clues to guide our investment strategy. In telecom services, we remain interested in wireless companies, particularly in emerging countries, where we believe the growth prospects are most dynamic.

Portfolio Manager:

Ben Walker

32	Annual Report 2005

Fund Performance	Gartmore Global Utilities Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	17.73%	7.09%
	w/SC3	10.99%	5.46%
Class B	w/o SC2	16.93%	6.32%
	w/SC4	11.93%	5.66%
Class C	w/o SC2	16.88%	6.31%
	w/SC5	15.88%	6.31%
Class R6,8		17.61%	6.60%
Institutional Class[7]		18.05%	7.38%
Institutional Service Class[8]		18.05%	7.38%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 18, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Global Utilities Fund, Morgan Stanley Capital International World Telecommunications Services Index (MSCI World Telecom)(a), Morgan Stanley Capital International World Utilities Index (MSCI World Utilities)(b), Composite Index (Composite)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World Telecom is an unmanaged index representative of the stocks in the global utilities sector and is based on 23 developed market country indices.

(b)	The MSCI World Utilities is made up of industry groups such as electric, gas, multi utilities and unregulated power and water.

(c)	The Composite is a combination of 60% MSCI World Telecom and 40% MSCI World Utilities.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	33

Shareholder Expense Example	Gartmore Global Utilities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Global Utilities Fund		Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,063.70	$7.65	1.47%
	Hypothetical[1]	$1,000.00	$1,017.59	$7.50	1.47%
Class B	Actual	$1,000.00	$1,059.00	$11.42	2.20%
	Hypothetical[1]	$1,000.00	$1,013.91	$11.23	2.20%
Class C	Actual	$1,000.00	$1,058.70	$11.42	2.20%
	Hypothetical[1]	$1,000.00	$1,013.91	$11.23	2.20%
Class R	Actual	$1,000.00	$1,063.00	$8.27	1.59%
	Hypothetical[1]	$1,000.00	$1,016.98	$8.12	1.59%
Institutional Service Class	Actual	$1,000.00	$1,064.00	$6.24	1.20%
	Hypothetical[1]	$1,000.00	$1,018.95	$6.12	1.20%
Institutional Class	Actual	$1,000.00	$1,064.00	$6.24	1.20%
	Hypothetical[1]	$1,000.00	$1,018.95	$6.12	1.20%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

34	Annual Report 2005

Portfolio Summary	Gartmore Global Utilities Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.2%
Cash Equivalents	4.0%
Liabilities in excess of Other Assets	-0.2%

100.0%

Top Industries
Telecommunications	42.1%
Gas & Electric Utility	17.9%
Electric Utility	16.4%
Oil & Gas Utility	11.0%
Water Utility	6.6%
Energy	0.9%
Building & Construction	0.7%
Gas Utility	0.7%
Other Industries	3.7%

100.0%

Top Holdings*
Vodafone Group PLC	9.9%
Verizon Communications, Inc.	5.9%
SBC Communications, Inc.	4.8%
Sprint Nextel Corp.	3.9%
Scottish Power PLC	3.4%
NTT DoCoMo, Inc.	3.1%
TXU Corp.	3.1%
Nippon Telegraph & Telephone Corp.	2.9%
ConocoPhillips	2.9%
RWE AG	2.6%
Other Holdings	57.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	35

Statement of Investments

October 31, 2005

Gartmore Global Utilities Fund

Common Stocks (96.2%)

	Shares or Principal Amount	Value

AUSTRIA (0.6%)
Telecommunications (0.6%)
Telekom Austria AG (c)	2,730	$56,497

BELGIUM (0.3%)
Electric Utility (0.2%)
Elia System Operator SA (b) (c)	500	19,052

Telecommunications (0.1%)
Mobistar SA (c)	120	9,715

		28,767

CANADA (1.1%)
Oil & Gas Utility (1.1%)
Suncor Energy, Inc. (c)	1,900	101,694

DENMARK (0.6%)
Telecommunications (0.6%)
TDC (c)	1,020	57,169

FINLAND (1.0%)
Oil & Gas Utility (1.0%)
Fortum Oyj (c)	4,931	87,265

FRANCE (4.3%)
Building & Construction (0.7%)
Bouygues SA (c)	1,210	59,713

Gas Utility (0.2%)
Gaz de France (b) (c)	588	18,073

Telecommunications (1.1%)
France Telecom SA (c)	3,703	96,259

Water Utility (2.3%)
Suez SA (c)	7,783	210,852

		384,897

GERMANY (5.5%)
Gas & Electric Utility (5.0%)
E. ON AG (c)	2,413	218,623
RWE AG (c)	3,600	229,113

		447,736

Telecommunications (0.5%)
Deutsche Telekom AG (c)	2,404	42,510

		490,246

	Shares or Principal Amount	Value

GREECE (1.4%)
Telecommunications (1.4%)
Hellenic Telecommunications Organization SA (b) (c)	5,187	$107,035
Tim Hellas Telecommunications SA ADR	934	18,250

		125,285

HONG KONG (0.1%)
Electric Utility (0.1%)
CLP Holdings Ltd. (c)	1,500	8,612

ITALY (1.4%)
Electric Utility (1.2%)
Enel SPA (c)	12,742	102,618

Oil & Gas Utility (0.1%)
Snam Rete Gas SPA (c)	2,251	12,358

Telecommunications (0.1%)
Telecom Italia SPA (c)	2,836	8,207

		123,183

JAPAN (10.1%)
Electric Utility (2.0%)
Chubu Electric Power Co., Inc. (c)	1,600	39,657
Kansai Electric Power Co., Inc. (c)	1,300	28,595
Kyushu Electric Power Co., Inc. (c)	1,000	21,460
Tohoku Electric Power Co., Inc. (c)	1,000	20,405
Tokyo Electric Power Co., Inc. (c)	2,600	64,659

		174,776

Gas Utility (0.5%)
Osaka Gas Co., Ltd. (c)	6,000	21,942
Tokyo Gas Co., Ltd. (c)	5,000	19,666

		41,608

Telecommunications (7.6%)
KDDI Corp. (c)	25	143,297
Nippon Telegraph & Telephone Corp. (c)	54	258,165
NTT DoCoMo, Inc. (c)	161	278,085

		679,547

		895,931

36	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

SPAIN (4.5%)
Electric Utility (1.6%)
Iberdrola SA (c)	5,360	$143,510

Gas & Electric Utility (2.0%)
Endesa SA (c)	6,020	149,457
Union Fenosa SA (c)	962	31,825

		181,282

Telecommunications (0.9%)
Telefonica SA (c)	4,877	77,838

		402,630

UNITED KINGDOM (25.3%)
Electric Utility (5.8%)
International Power PLC (c)	30,160	123,842
Scottish & Southern Energy PLC (c)	4,996	86,678
Scottish Power PLC (c)	30,790	301,307

		511,827

Gas & Electric Utility (1.8%)
Centrica PLC (c)	19,970	84,402
National Grid PLC (c)	8,684	79,420

		163,822

Telecommunications (13.5%)
O2 PLC (c)	47,120	171,628
Virgin Mobile Holdings PLC (c)	26,520	140,844
Vodafone Group PLC (c)	334,500	878,129

		1,190,601

Water Utility (4.2%)
AWG PLC (c)	7,795	132,676
Northumbrian Water Group PLC (c)	24,192	101,710
Pennon Group PLC (c)	7,451	141,132

		375,518

		2,241,768

	Shares or Principal Amount	Value

UNITED STATES (40.0%)
Electric Utility (5.6%)
Allegheny Energy, Inc. (b)	2,190	$61,889
Dominion Resources, Inc.	1,101	83,764
DPL, Inc.	3,070	79,114
Edison International	3,251	142,264
PPL Corp.	4,264	133,634

		500,665

Energy (0.9%)
NRG Energy, Inc. (b)	1,940	83,439

Gas & Electric Utility (9.0%)
Centerpoint Energy, Inc.	1,564	20,707
Duke Energy Corp.	415	10,989
Exelon Corp.	3,170	164,935
FirstEnergy Corp.	3,600	171,000
PG&E Corp.	3,210	116,780
TXU Corp.	2,708	272,832
Wisconsin Energy Corp.	1,160	43,883

		801,126

Oil & Gas Utility (8.7%)
Cimarex Energy Co. (b)	4,300	168,818
ConocoPhillips	3,848	251,583
EOG Resources, Inc.	2,857	193,647
The Williams Cos., Inc.	7,290	162,567

		776,615

Telecommunications (15.8%)
BellSouth Corp.	3,421	89,014
SBC Communications, Inc.	17,963	428,418
Sprint Nextel Corp.	14,945	348,368
Verizon Communications, Inc.	16,740	527,479

		1,393,279

		3,555,124

Total Common Stocks		8,559,068

2005 Annual Report	37

Statement of Investments (Continued)

October 31, 2005

Gartmore Global Utilities Fund (Continued)

Cash Equivalents (4.0%)

	Principal Amount	Value

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $354,950)	$354,912	$354,912

Total Cash Equivalents		354,912

Total Investments (Cost $8,646,882) (a) — 100.2%		8,913,980

Liabilities in excess of other assets — (0.2%)		(15,675)

NET ASSETS — 100.0%		$8,898,305

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	Fair valued security.

ADR	American Depositary Receipt

At October 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation (Depreciation)
Short Contracts:
Euro	11/01/05	$(129,671)	$(127,752)	$1,919
South African Rand	11/07/05	(44,185)	(44,255)	(70)

Total Short Contracts:		$(173,856)	$(172,007)	$1,849

Long Contracts:
U.S. Dollar	11/02/05	$40,229	$39,968	$(261)

Total Long Contracts:		$40,229	$39,968	$(261)

See notes to financial statements.

38	Annual Report 2005

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Global Financial Services Fund	Gartmore Global Health Sciences Fund	Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
Assets:
Investments, at value (cost $13,432,804; $26,468,654; $21,213,565; $10,133,554; and $8,291,970; respectively)	$14,255,783	$26,783,747	$22,444,394	$10,371,130	$8,559,068
Repurchase agreements, at cost and value	829,812	3,221,125	3,271,171	363,206	354,912

Total Investments	15,085,595	30,004,872	25,715,565	10,734,336	8,913,980

Foreign currency, at value (cost $2; $0; $0; $176,686 and $14,406; respectively)	2	—	—	175,971	14,177
Interest and dividends receivable	13,992	5,806	26,750	2,300	12,911
Receivable for capital shares issued	217,605	239,843	78,793	12,260	6,397
Receivable for investments sold	271,363	—	1,553,975	58,535	211,999
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	1,588
Receivable from adviser	—	1,211	—	—	—
Reclaims receivable	5,061	—	—	—	2,721
Prepaid expenses and other assets	4,529	5,622	23,342	17,934	3,311

Total Assets	15,598,147	30,257,354	27,398,425	11,001,336	9,167,084

Liabilities:
Payable to custodian	—	—	—	—	292
Payable to investment adviser	12,615	—	16,168	15,157	7,964
Payable for investments purchased	750,978	1,773,685	2,582,528	—	249,846
Payable for capital shares redeemed	14,125	13,769	2,000	85,921	17
Payable for return of collateral received for securities on loan	—	2,497,502	—	888,600	—
Accrued expenses and other payables
Investment advisory fees	11,323	20,999	14,093	7,793	5,823
Fund administration and transfer agent fees	2,014	1,754	3,015	1,458	947
Distribution fees	3,122	6,645	6,632	1,528	3,594
Administrative servicing fees	79	3,318	468	646	187
Trustee fees	31	61	28	22	22
Other	748	1,650	996	545	87

Total Liabilities	795,035	4,319,383	2,625,928	1,001,670	268,779

Net Assets	$14,803,112	$25,937,971	$24,772,497	$9,999,666	$8,898,305

Represented by:
Capital	$13,230,776	$23,290,399	$20,868,390	$15,729,818	$7,254,208
Accumulated net investment income (loss)	34,572	—	—	—	(1,849)
Accumulated net realized gains (losses) from investment and foreign currency transactions	715,000	2,332,479	2,673,278	(5,967,013)	1,379,647
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	822,764	315,093	1,230,829	236,861	266,299

Net Assets	$14,803,112	$25,937,971	$24,772,497	$9,999,666	$8,898,305

See notes to financial statements.

2005 Annual Report	39

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Global Financial Services Fund		Gartmore Global Health Sciences Fund		Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
Net Assets:
Class A Shares	$4,546,016		$11,130,704		$10,915,289	$3,070,594	$2,376,796
Class B Shares	1,242,751		1,302,241		647,906	1,038,244	1,201,930
Class C Shares	1,589,668		3,899,331		4,938,161	32,890	2,434,935
Class R Shares	1,239		1,139		22,952	974	1,389
Institutional Service Class Shares	1,204,591		5,828,479		170,132	3,512,911	987,279
Institutional Class Shares	6,218,847		3,776,077		8,078,057	2,344,053	1,895,976

Total	$14,803,112		$25,937,971		$24,772,497	$9,999,666	$8,898,305

Shares outstanding (unlimited number of shares authorized):
Class A Shares	338,999		957,168		607,362	826,641	193,179
Class B Shares	94,387		115,676		36,361	290,647	98,894
Class C Shares	120,763		346,242		276,987	9,138	200,346
Class R Shares	94		100		1,281	270	114
Institutional Service Class Shares	89,356		495,603		9,456	929,599	79,918
Institutional Class Shares	461,393		320,194		448,421	618,287	153,474

Total	1,104,992		2,234,983		1,379,868	2,674,582	725,925

Net asset value and redemption price per share:
Class A Shares	$13.41		$11.63		$17.97	$3.71	$12.30
Class B Shares (a)	$13.17		$11.26		$17.82	$3.57	$12.15
Class C Shares (b)	$13.16		$11.26		$17.83	$3.60	$12.15
Class R Shares	$13.19	(c)	$11.37	(c)	$17.91	$3.60	$12.20	(c)
Institutional Service Class Shares	$13.48		$11.76		$17.99	$3.78	$12.35
Institutional Class Shares	$13.48		$11.79		$18.01	$3.79	$12.35

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.23		$12.34		$19.07	$3.94	$13.06

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%	5.75%	5.75%

(a)	For Class B Shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding does not equal the NAV.

See notes to financial statements.

40	Annual Report 2005

Statements of Operations

October 31, 2005

	Gartmore Global Financial Services Fund	Gartmore Global Health Sciences Fund	Gartmore Global Natural Resources Fund	Gartmore Global Technology and Communications Fund	Gartmore Global Utilities Fund
INVESTMENT INCOME:
Interest income	$17,136	$39,682	$31,178	$7,434	$5,443
Dividend income (net of foreign withholding tax of $15,469; $0; $372; $0 and $23,885; respectively)	265,982	161,818	88,842	58,305	279,757
Income from securities lending	—	5,563	—	7,760	—

Total Income	283,118	207,063	120,020	73,499	285,200

Expenses:
Investment advisory fees	95,422	188,722	63,141	80,707	65,245
Fund administration and transfer agent fees	25,060	29,644	13,185	12,147	28,213
Distribution fees Class A	8,152	21,735	6,179	7,496	5,126
Distribution fees Class B	11,664	12,222	1,698	10,153	11,095
Distribution fees Class C	13,441	31,633	12,678	654	33,396
Distribution fees Class R	4	4	10	4	5
Administrative servicing fees Class A	360	8,561	455	1,875	389
Administrative servicing fees Class R	—	—	3	—	—
Administrative servicing fees Institutional Service Class	—	11,066	4	7,833	—
Registration and filing fees	55,010	50,464	55,890	60,783	55,088
Printing fees	3,902	9,687	3,109	15,339	3,207
Trustee fee	404	826	204	342	373
Other	3,254	7,693	5,450	3,565	5,029

Total expenses before reimbursed expenses	216,673	372,257	162,006	200,898	207,166
Earnings credit (Note 5)	(193)	—	—	(1,805)	—
Expenses reimbursed	(33,642)	(16,979)	(37,587)	(45,576)	(50,361)

Total Expenses	182,838	355,278	124,419	153,517	156,805

Net Investment Income (Loss)	100,280	(148,215)	(4,399)	(80,018)	128,395

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	791,295	2,701,931	2,685,498	942,214	1,421,007
Net realized gains (losses) on foreign currency transactions	(631)	(3,234)	(1,266)	24	(3,116)

Net realized gains (losses) on investment and foreign currency transactions	790,664	2,698,697	2,684,232	942,238	1,417,891
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	433,095	206,446	982,481	(331,575)	(276,266)

Net realized/unrealized gains (losses) on investments and foreign currencies	1,223,759	2,905,143	3,666,713	610,663	1,141,625

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$1,324,039	$2,756,928	$3,662,314	$530,645	$1,270,020

See notes to financial statements.

2005 Annual Report	41

Statements of Changes in Net Assets

	Gartmore Global Financial Services Fund			Gartmore Global Health Sciences Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$100,280	$42,579		$(148,215)	$(85,681)
Net realized gains (losses) on investment and foreign currency transactions	790,664	455,605		2,698,697	41,841
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	433,095	203,356		206,446	127,705

Change in net assets resulting from operations	1,324,039	701,540		2,756,928	83,865

Distributions to Class A Shareholders from:
Net investment income	(30,875)	(19,336)		—	—
Net realized gains on investments	(164,040)	(148,606)		(38,890)	(318,186)

Distributions to Class B Shareholders from:
Net investment income	(4,210)	(2,631)		—	—
Net realized gains on investments	(69,765)	(86,510)		(6,466)	(75,061)

Distributions to Class C Shareholders from:
Net investment income	(5,299)	(2,660)		—	—
Net realized gains on investments	(72,404)	(83,988)		(13,651)	(13,473)

Distributions to Class R Shareholders from:
Net investment income	(10)	(6	)(b)	—	—
Net realized gains on investments	(70)	—		(6)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(12,933)	(9,744)		—	—
Net realized gains on investments	(66,565)	(83,737)		(28,114)	(300,573)

Distributions to Institutional Class Shareholders from:
Net investment income	(53,869)	(1,601	)(a)	—	—
Net realized gains on investments	(101,460)	—		(6,183)	—

Change in net assets from shareholder distributions	(581,500)	(438,819)		(93,310)	(707,293)

Change in net assets from capital transactions	7,722,798	2,165,480		8,578,575	6,457,494

Change in net assets	8,465,337	2,428,201		11,242,193	5,834,066

Net Assets:
Beginning of period	6,337,775	3,909,574		14,695,778	8,861,712

End of period	$14,803,112	$6,337,775		$25,937,971	$14,695,778

Accumulated net investment income (loss)	34,572	3,066		—	—

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

42	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Global Natural Resources Fund
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(4,399)	$2,821
Net realized gains (losses) on investment and foreign currency transactions	2,684,232	129,700
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	982,481	248,348

Change in net assets resulting from operations	3,662,314	380,869

Distributions to Class A Shareholders from:
Net investment income	(326)	(87)
Net realized gains on investments	(9,325)	—

Distributions to Class B Shareholders from:
Net investment income	(11)	—
Net realized gains on investments	(116)	—

Distributions to Class C Shareholders from:
Net realized gains on investments	(221)	—

Distributions to Class R Shareholders from:
Net realized gains on investments	(43)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(1)	(2)
Net realized gains on investments	(41)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(5,702)	(5,728)
Net realized gains on investments	(121,521)	—

Change in net assets from shareholder distributions	(137,307)	(5,817)

Change in net assets from capital transactions	17,753,698	3,118,740

Change in net assets	21,278,705	3,493,792

Net Assets:
Beginning of period	3,493,792	—

End of period	$24,772,497	$3,493,792

Accumulated net investment income (loss)	—	1,052

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Annual Report	43

Statements of Changes in Net Assets

	Gartmore Global Technology and Communications Fund		Gartmore Global Utilities Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(80,018)	$(143,391)	$128,395	$30,549
Net realized gains (losses) on investment and foreign currency transactions	942,238	(1,129,803)	1,417,891	859,479
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(331,575)	176,659	(276,266)	302,803

Change in net assets resulting from operations	530,645	(1,096,535)	1,270,020	1,192,831

Distributions to Class A Shareholders from:
Net investment income	—	—	(37,306)	(3,515)
Net realized gains on investments	—	—	(35,442)	—

Distributions to Class B Shareholders from:
Net investment income	—	—	(13,834)	(480)
Net realized gains on investments	—	—	(21,341)	—

Distributions to Class C Shareholders from:
Net investment income	—	—	(30,306)	(4,370)
Net realized gains on investments	—	—	(70,568)	—

Distributions to Class R Shareholders from:
Net investment income	—	—	(23)	(3	)(a)
Net realized gains on investments	—	—	(27)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(19,292)	(3,949)
Net realized gains on investments	—	—	(19,154)	—

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(37,552)	(557	)(b)
Net realized gains on investments	—	—	(13,216)	—

Change in net assets from shareholder distributions	—	—	(298,061)	(12,874)

Change in net assets from capital transactions	745,111	275,909	1,207,083	2,923,928

Change in net assets	1,275,756	(820,626)	2,179,042	4,103,885

Net Assets:
Beginning of period	8,723,910	9,544,536	6,719,263	2,615,378

End of period	$9,999,666	$8,723,910	$8,898,305	$6,719,263

Accumulated net investment income (loss)	715	—	(1,849)	9,746

(a)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

44	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Financial Services Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.04	(1.12)	(1.08)	—	—	—	$8.92	(10.78%	)(e)	$675	1.66%	(f)	0.47%	(f)	3.76%	(f)	(1.63%	)(f)	102.39%
Year Ended October 31, 2003	$8.92	0.07	2.83	2.90	(0.02)	—	(0.02)	$11.80	32.59%		$1,228	1.65%		0.81%		2.78%		(0.33%	)	256.82%
Year Ended October 31, 2004	$11.80	0.12	1.77	1.89	(0.09)	(1.11)	(1.20)	$12.49	17.01%		$2,457	1.65%		1.06%		2.41%		0.31%		129.61%
Year Ended October 31, 2005	$12.49	0.11	1.72	1.84	(0.11)	(0.80)	(0.91)	$13.41	14.91%		$4,546	1.66%		1.00%		2.00%		0.66%		213.88%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)	—	—	—	$8.87	(11.30%	)(e)	$672	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	—	—	—	$11.67	31.60%		$906	2.40%		0.08%		3.67%		(1.20%	)	256.82%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	$12.30	16.15%		$1,072	2.40%		0.20%		3.14%		(0.54%	)	129.61%
Year Ended October 31, 2005	$12.30	0.04	1.68	1.73	(0.05)	(0.80)	(0.85)	$13.17	14.02%		$1,243	2.40%		0.28%		2.80%		(0.12%	)	213.88%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.02)	(1.11)	(1.13)	—	—	—	$8.87	(11.30%	)(e)	$665	2.38%	(f)	(0.25%	)(f)	4.51%	(f)	(2.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.87	0.01	2.79	2.80	—	—	—	$11.67	31.60%		$883	2.40%		0.08%		3.68%		(1.20%	)	256.82%
Year Ended October 31, 2004	$11.67	0.02	1.75	1.77	(0.03)	(1.11)	(1.14)	$12.30	16.16%		$1,088	2.40%		0.20%		3.15%		(0.55%	)	129.61%
Year Ended October 31, 2005	$12.30	0.03	1.68	1.72	(0.05)	(0.80)	(0.85)	$13.16	13.94%		$1,590	2.40%		0.30%		2.77%		(0.08%	)	213.88%

Class R Shares
Period Ended October 31, 2004 (g)	$11.47	0.04	0.86	0.90	(0.06)	—	(0.06)	$12.31	7.89%	(e)	$1	1.98%	(f)	0.46%	(f)	2.74%	(f)	(0.30%	)(f)	129.61%
Year Ended October 31, 2005	$12.31	0.12	1.67	1.80	(0.11)	(0.80)	(0.91)	$13.19	14.82%		$1	1.71%		0.96%		2.27%		0.41%		213.88%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.06	(1.12)	(1.06)	—	—	—	$8.94	(10.57%	)(e)	$671	1.40%	(f)	0.73%	(f)	3.51%	(f)	(1.38%	)(f)	102.39%
Year Ended October 31, 2003	$8.94	0.11	2.83	2.94	(0.03)	—	(0.03)	$11.85	32.95%		$892	1.40%		1.08%		2.68%		(0.20%	)	256.82%
Year Ended October 31, 2004	$11.85	0.15	1.78	1.93	(0.12)	(1.11)	(1.23)	$12.55	17.25%		$1,046	1.40%		1.20%		2.14%		0.46%		129.61%
Year Ended October 31, 2005	$12.55	0.16	1.72	1.89	(0.15)	(0.80)	(0.95)	$13.48	15.20%		$1,205	1.40%		1.27%		1.79%		0.88%		213.88%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	0.02	0.34	0.36	(0.03)	—	(0.03)	$12.55	2.96%	(e)	$674	1.40%	(f)	0.53%	(f)	2.30%	(f)	(0.37%	)(f)	129.61%
Year Ended October 31, 2005	$12.55	0.12	1.76	1.89	(0.15)	(0.80)	(0.95)	$13.48	15.20%		$6,219	1.40%		1.22%		1.62%		1.00%		213.88%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Annual Report	45

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Health Sciences Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2001 (d)	$10.00	(0.03)	(0.63)	(0.66)	—	(0.01)	(0.01)	$9.33	(6.61%	)(f)	$779	1.53%	(g)	(0.55%	)(g)	6.84%	(g)	(5.86%	)(g)	754.05%
Year Ended October 31, 2002	$9.33	(0.06)	(0.97)	(1.03)	—	—	—	$8.30	(11.04%	)	$1,538	1.60%		(0.99%	)	3.10%		(2.49%	)	893.80%
Year Ended October 31, 2003	$8.30	(0.05)	1.99	1.94	—	—	—	$10.24	23.37%		$4,087	1.57%		(0.75%	)	2.29%		(1.47%	)	570.16%
Year Ended October 31, 2004	$10.24	(0.06)	0.70	0.64	(0.84)	—	(0.84)	$10.04	6.26%		$6,144	1.59%		(0.67%	)	1.90%		(0.98%	)	388.52%
Year Ended October 31, 2005	$10.04	(0.06)	1.71	1.65	(0.06)	—	(0.06)	$11.63	16.47%		$11,131	1.64%		(0.66%	)	1.72%		(0.74%	)	401.37%

Class B Shares
Period Ended October 31, 2001 (d)	$10.00	(0.09)	(0.62)	(0.71)	—	—	—	$9.29	(7.10%	)(f)	$774	2.13%	(g)	(1.15%	)(g)	7.61%	(g)	(6.63%	)(g)	754.05%
Year Ended October 31, 2002	$9.29	(0.15)	(0.93)	(1.08)	—	—	—	$8.21	(11.63%	)	$730	2.28%		(1.71%	)	4.00%		(3.43%	)	893.80%
Year Ended October 31, 2003	$8.21	(0.13)	1.98	1.85	—	—	—	$10.06	22.53%		$899	2.25%		(1.41%	)	3.06%		(2.22%	)	570.16%
Year Ended October 31, 2004	$10.06	(0.13)	0.69	0.56	(0.84)	—	(0.84)	$9.78	5.52%		$1,076	2.25%		(1.32%	)	2.56%		(1.63%	)	388.52%
Year Ended October 31, 2005	$9.78	(0.13)	1.67	1.54	(0.06)	—	(0.06)	$11.26	15.78%		$1,302	2.29%		(1.27%	)	2.39%		(1.37%	)	401.37%

Class C Shares
Period Ended October 31, 2002 (e)	$7.92	(0.01)	0.30	0.29	—	—	—	$8.21	3.66%	(f)	$58	2.25%	(g)	(1.69%	)(g)	2.80%	(g)	(2.24%	)(g)	893.80%
Year Ended October 31, 2003	$8.21	(0.12)	1.98	1.86	—	—	—	$10.07	22.66%		$130	2.25%		(1.45%	)	2.96%		(2.16%	)	570.16%
Year Ended October 31, 2004	$10.07	(0.04)	0.59	0.55	(0.84)	—	(0.84)	$9.78	5.52%		$2,092	2.25%		(1.44%	)	2.57%		(1.76%	)	388.52%
Year Ended October 31, 2005	$9.78	(0.12)	1.66	1.54	(0.06)	—	(0.06)	$11.26	15.66%		$3,899	2.30%		(1.30%	)	2.37%		(1.37%	)	401.37%

Class R Shares
Period Ended October 31, 2004 (h)	$10.04	(0.09)	(0.14)	(0.23)	—	—	—	$9.81	(2.29%	)(f)	$1	1.88%	(g)	(1.03%	)(g)	2.22%	(g)	(1.37%	)(g)	388.52%
Year Ended October 31, 2005	$9.81	(0.06)	1.68	1.62	(0.06)	—	(0.06)	$11.37	16.55%		$1	1.60%		(0.59%	)	1.67%		(0.65%	)	401.37%

Institutional Service Class Shares
Period Ended October 31, 2001 (d)	$10.00	(0.01)	(0.62)	(0.63)	—	(0.01)	(0.01)	$9.36	(6.25%	)(f)	$781	1.10%	(g)	(0.13%	)(g)	6.59%	(g)	(5.62%	)(g)	754.05%
Year Ended October 31, 2002	$9.36	(0.04)	(0.97)	(1.01)	—	—	—	$8.35	(10.79%	)	$1,403	1.27%		(0.66%	)	2.85%		(2.24%	)	893.80%
Year Ended October 31, 2003	$8.35	(0.04)	2.01	1.97	—	—	—	$10.32	23.59%		$3,746	1.42%		(0.61%	)	2.12%		(1.31%	)	570.16%
Year Ended October 31, 2004	$10.32	(0.06)	0.71	0.65	(0.84)	—	(0.84)	$10.13	6.30%		$4,979	1.46%		(0.54%	)	1.76%		(0.84%	)	388.52%
Year Ended October 31, 2005	$10.13	(0.05)	1.74	1.69	(0.06)	—	(0.06)	$11.76	16.72%		$5,828	1.50%		(0.47%	)	1.59%		(0.57%	)	401.37%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$10.92	(0.01)	(0.77)	(0.78)	—	—	—	$10.14	(7.14%	)(f)	$404	1.25%	(g)	(0.25%	)(g)	1.54%	(g)	(0.54%	)(g)	388.52%
Year Ended October 31, 2005	$10.14	(0.03)	1.74	1.71	(0.06)	—	(0.06)	$11.79	16.90%		$3,776	1.29%		(0.35%	)	1.34%		(0.41%	)	401.37%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2000 (commencement of operations) through October 31, 2001.
(e)	For the period from September 23, 2002 (commencement of operations) through October 31, 2002.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

46	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Natural Resources Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	—	1.25	1.25	(0.02)	—	(0.02)	$11.23	12.58%	(e)	$107	1.58%	(f)	(1.05%	)(f)	4.11%	(f)	(3.59%	)(f)	48.29%
Year Ended October 31, 2005	$11.23	— (g)	0.01	7.14	7.15	(0.01)	(0.40)	(0.41)	$17.97	65.51%		$10,915	1.47%		(0.13%	)	1.59%		(0.25%	)	313.92%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	—	1.24	1.21	—	—	—	$11.21	12.10%	(e)	$1	2.30%	(f)	(0.88%	)(f)	4.44%	(f)	(3.02%	)(f)	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	0.01	7.04	7.01	—	(0.40)	(0.40)	$17.82	64.49%		$648	2.20%		(0.83%	)	2.54%		(1.18%	)	313.92%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	—	1.23	1.21	—	—	—	$11.21	12.20%	(e)	$6	2.30%	(f)	(1.29%	)(f)	4.77%	(f)	(3.76%	)(f)	48.29%
Year Ended October 31, 2005	$11.21	(0.04)	0.01	7.05	7.02	—	(0.40)	(0.40)	$17.83	64.42%		$4,938	2.20%		(0.87%	)	2.27%		(0.94%	)	313.92%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	—	1.24	1.22	—	— (g)	—	$11.22	12.22%	(e)	$1	1.94%	(f)	(0.53%	)(f)	3.91%	(f)	(2.51%	)(f)	48.29%
Year Ended October 31, 2005	$11.22	— (g)	0.01	7.08	7.09	—	(0.40)	(0.40)	$17.91	65.15%		$23	1.73%		(0.14%	)	1.94%		(0.36%	)	313.92%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	—	1.23	1.25	(0.02)	—	(0.02)	$11.23	12.50%	(e)	$1	1.39%	(f)	0.17%	(f)	3.56%	(f)	(2.00%	)(f)	48.29%
Year Ended October 31, 2005	$11.23	0.01	0.01	7.15	7.17	(0.01)	(0.40)	(0.41)	$17.99	65.89%		$170	1.22%		0.03%		0.80%		0.45%		313.92%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	—	1.25	1.26	(0.02)	—	(0.02)	$11.24	12.60%	(e)	$3,377	1.30%	(f)	0.27%	(f)	3.32%	(f)	(1.74%	)(f)	48.29%
Year Ended October 31, 2005	$11.24	0.03	0.01	7.15	7.19	(0.02)	(0.40)	(0.42)	$18.01	66.02%		$8,078	1.23%		0.25%		1.95%		(0.48%	)	313.92%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Amount is less than $0.005.

See notes to financial statements.

2005 Annual Report	47

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Technology and Communications Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$11.12	(0.06)	(6.41)	(6.47)	(0.63)	(0.63)	$4.02	(60.93%	)	$2,038	1.73%		(1.05%	)	6.38%		(5.70%	)	922.33%
Year Ended October 31, 2002	$4.02	(0.04)	(1.35)	(1.39)	—	—	$2.63	(34.58%	)(g)	$1,514	1.69%		(1.37%	)	2.56%		(2.24%	)	944.01%
Year Ended October 31, 2003	$2.63	(0.04)	1.27	1.23	—	—	$3.86	46.77%		$3,303	1.69%		(1.38%	)	2.96%		(2.64%	)	1136.72%
Year Ended October 31, 2004	$3.86	(0.06)	(0.28)	(0.34)	—	—	$3.52	(8.81%	)	$2,991	1.71%		(1.45%	)	2.02%		(1.76%	)	722.91%
Year Ended October 31, 2005	$3.52	(0.03)	0.22	0.19	—	—	$3.71	5.40%		$3,071	1.72%		(0.87%	)	2.23%		(1.38%	)	654.64%

Class B Shares
Year Ended October 31, 2001	$11.09	(0.09)	(6.40)	(6.49)	(0.63)	(0.63)	$3.97	(61.30%	)	$1,137	2.33%		(1.66%	)	7.21%		(6.54%	)	922.33%
Year Ended October 31, 2002	$3.97	(0.07)	(1.32)	(1.39)	—	—	$2.58	(35.01%	)(g)	$780	2.38%		(2.02%	)	3.32%		(2.96%	)	944.01%
Year Ended October 31, 2003	$2.58	(0.06)	1.25	1.19	—	—	$3.77	46.12%		$1,196	2.40%		(2.07%	)	3.73%		(3.40%	)	1136.72%
Year Ended October 31, 2004	$3.77	(0.08)	(0.28)	(0.36)	—	—	$3.41	(9.55%	)	$1,064	2.40%		(2.14%	)	2.72%		(2.46%	)	722.91%
Year Ended October 31, 2005	$3.41	(0.05)	0.21	0.16	—	—	$3.57	4.69%		$1,038	2.41%		(1.55%	)	2.93%		(2.07%	)	654.64%

Class C Shares
Period Ended October 31, 2001 (d)	$5.37	(0.02)	(1.36)	(1.38)	—	—	$3.99	(25.70%	)(e)	$29	2.33%	(f)	(1.79%	)(f)	9.94%	(f)	(9.40%	)(f)	922.33%
Year Ended October 31, 2002	$3.99	(0.08)	(1.31)	(1.39)	—	—	$2.60	(34.84%	)(g)	$17	2.38%		(1.83%	)	3.40%		(2.85%	)	944.01%
Year Ended October 31, 2003	$2.60	(0.06)	1.25	1.19	—	—	$3.79	45.77%		$39	2.40%		(2.10%	)	3.65%		(3.35%	)	1136.72%
Year Ended October 31, 2004	$3.79	(0.06)	(0.30)	(0.36)	—	—	$3.43	(9.50%	)	$79	2.40%		(2.14%	)	2.73%		(2.47%	)	722.91%
Year Ended October 31, 2005 (j)	$3.43	(0.05)	0.22	0.17	—	—	$3.60	4.96%		$33	2.41%		(1.51%	)	3.06%		(2.16%	)	654.64%

Class R Shares
Period Ended October 31, 2004 (h)	$3.70	(0.05)	(0.23)	(0.28)	—	—	$3.42	(7.57%	)(e)	$1	1.99%	(f)	(1.75%	)(f)	2.28%	(f)	(2.04%	)(f)	722.91%
Year Ended October 31, 2005	$3.42	(0.03)	0.21	0.18	—	—	$3.60	5.26%		$1	1.83%		(1.01%	)	2.33%		(1.51%	)	654.64%

Institutional Service Class Shares
Year Ended October 31, 2001	$11.12	(0.04)	(6.39)	(6.43)	(0.63)	(0.63)	$4.06	(60.58%	)	$730	1.40%		(0.70%	)	5.70%		(5.00%	)	922.33%
Year Ended October 31, 2002	$4.06	(0.03)	(1.37)	(1.40)	—	—	$2.66	(34.48%	)(g)	$843	1.41%		(1.37%	)	2.08%		(2.04%	)	944.01%
Year Ended October 31, 2003	$2.66	(0.04)	1.30	1.26	—	—	$3.92	47.37%		$5,006	1.58%		(1.29%	)	2.65%		(2.36%	)	1136.72%
Year Ended October 31, 2004	$3.92	(0.06)	(0.29)	(0.35)	—	—	$3.57	(8.93%	)	$4,358	1.62%		(1.36%	)	1.92%		(1.67%	)	722.91%
Year Ended October 31, 2005	$3.57	(0.03)	0.24	0.21	—	—	$3.78	5.88%		$3,513	1.62%		(0.74%	)	2.17%		(1.30%	)	654.64%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$3.81	(0.01)	(0.22)	(0.23)	—	—	$3.58	(6.04%	)(e)	$231	1.40%	(f)	(1.05%	)(f)	1.92%	(f)	(1.57%	)(f)	722.91%
Year Ended October 31, 2005	$3.58	(0.02)	0.23	0.21	—	—	$3.79	5.87%		$2,344	1.40%		(0.77%	)	1.68%		(1.05%	)	654.64%

(a) Excludes sales charge.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

(e) Not annualized.

(f) Annualized.

(g) The total returns shown include losses realized on the disposal of investments that were reimbursed by the adviser, which otherwise would have reduced total returns by 0.54%, 0.60%, 0.89%, and 0.38% for Class A, Class B, Class C and Institutional Service Class shares, respectively.

(h)For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

(i)  For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

(j)  Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

48	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Global Utilities Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.11		(2.85)	(2.74)	(0.06)	—	(0.06)	$7.20	(27.46%	)(e)	$547	1.46%	(f)	1.46%	(f)	3.96%	(f)	(1.04%	)(f)	146.88%
Year Ended October 31, 2003	$7.20	0.07		1.06	1.13	(0.05)	—	(0.05)	$8.28	15.80%		$734	1.45%		0.96%		3.06%		(0.65%	)	112.34%
Year Ended October 31, 2004	$8.28	0.09	—	2.54	2.63	(0.04)	—	(0.04)	$10.87	31.81%		$1,190	1.45%		1.14%		2.70%		(0.10%	)	391.22%
Year Ended October 31, 2005	$10.87	0.19	0.02	1.69	1.90	(0.22)	(0.25)	(0.47)	$12.30	17.73%		$2,377	1.47%		1.70%		2.02%		1.15%		295.27%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	0.05		(2.84)	(2.79)	(0.03)	—	(0.03)	$7.18	(27.93%	)(e)	$544	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$7.18	0.02		1.05	1.07	(0.03)	—	(0.03)	$8.22	14.92%		$625	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$8.22	0.04	—	2.50	2.54	(0.01)	—	(0.01)	$10.75	30.86%		$885	2.20%		0.41%		3.46%		(0.84%	)	391.22%
Year Ended October 31, 2005	$10.75	0.09	0.02	1.59	1.79	(0.14)	(0.25)	(0.39)	$12.15	16.93%		$1,202	2.20%		0.96%		2.76%		0.40%		295.27%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	0.05		(2.84)	(2.79)	(0.03)	—	(0.03)	$7.18	(27.93%	)(e)	$541	2.18%	(f)	0.75%	(f)	4.71%	(f)	(1.78%	)(f)	146.88%
Year Ended October 31, 2003	$7.18	0.02		1.05	1.07	(0.03)	—	(0.03)	$8.22	14.92%		$623	2.20%		0.25%		3.89%		(1.44%	)	112.34%
Year Ended October 31, 2004	$8.22	0.03	—	2.51	2.54	(0.02)	—	(0.02)	$10.74	30.90%		$3,556	2.20%		0.43%		3.33%		(0.70%	)	391.22%
Year Ended October 31, 2005 (i)	$10.74	0.15	0.02	1.62	1.79	(0.13)	(0.25)	(0.38)	$12.15	16.88%		$2,435	2.20%		1.25%		2.81%		0.63%		295.27%

Class R Shares
Period Ended October 31, 2004 (g)	$9.14	0.08	—	1.58	1.66	(0.02)	—	(0.02)	$10.78	18.23%	(e)	$1	1.78%	(f)	0.99%	(f)	3.14%	(f)	(0.35%	)(f)	391.22%
Year Ended October 31, 2005	$10.78	0.20	0.02	1.66	1.88	(0.21)	(0.25)	(0.46)	$12.20	17.61%		$1	1.51%		1.64%		2.31%		0.84%		295.27%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.13		(2.85)	(2.72)	(0.07)	—	(0.07)	$7.21	(27.27%	)(e)	$545	1.20%	(f)	1.72%	(f)	3.71%	(f)	(0.79%	)(f)	146.88%
Year Ended October 31, 2003	$7.21	0.09		1.06	1.15	(0.06)	—	(0.06)	$8.30	16.10%		$633	1.20%		1.25%		2.89%		(0.44%	)	112.34%
Year Ended October 31, 2004	$8.30	0.13	—	2.53	2.66	(0.05)	—	(0.05)	$10.91	32.13%		$837	1.20%		1.41%		2.46%		0.15%		391.22%
Year Ended October 31, 2005	$10.91	0.23	0.02	1.69	1.94	(0.25)	(0.25)	(0.50)	$12.35	18.05%		$987	1.20%		1.97%		1.78%		1.39%		295.27%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$9.75	0.03	—	1.15	1.18	(0.02)	—	(0.02)	$10.91	12.15%	(e)	$250	1.20%	(f)	1.02%	(f)	2.19%	(f)	0.03%	(f)	391.22%
Year Ended October 31, 2005	$10.91	0.17	0.02	1.75	1.94	(0.25)	(0.25)	(0.50)	$12.35	18.05%		$1,896	1.20%		1.85%		1.67%		1.38%		295.27%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through April 30, 2004.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2005 Annual Report	49

Gartmore Mid Cap Growth Leaders Fund

For the annual period ended Oct. 31, 2005, the Gartmore Mid Cap Growth Leaders Fund (Class A at NAV) returned 19.36% versus 15.91% for its benchmark, the Russell Midcap® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Growth Funds was 14.07%.

Mid-cap stocks turned in a strong performance during the reporting period, finishing ahead of the large-cap and small-cap groups. Against a backdrop of adequate but not outstanding economic growth, investors looked to mid-cap securities for more dynamic earnings growth than that offered by large-cap securities, many of which grow at a pace close to that of the overall economy. At the same time, mid-cap securities were seen as providing greater protection against the challenges of rising interest rates and energy prices than their counterparts in the small-cap sector.

Stock selection in the information technology and consumer discretionary sectors was particularly helpful to Fund performance. MICROS Systems, Inc. was one standout technology performer for the Fund. The company, which provides point-of-sale hardware and software to hotels, restaurants and related operations, benefited from robust demand from companies that had deferred investing in technology infrastructure following the 9/11 terrorist attacks. Also contributing to Fund performance was semiconductor holding MEMC Electronic Materials, Inc., which more than doubled in price as the company experienced growing demand for its polysilicon chips from the manufacturers of solar panels. In the consumer discretionary sector, Station Casinos, Inc. was a strong performer for the Fund. Unlike other casinos in the area, Station is used primarily by Las Vegas locals. Rather than functioning as a tourism play, therefore, Station stock offers investors a way to benefit from the rapidly growing local economy. Another outperformer for the Fund was Starwood Hotels & Resorts Worldwide, Inc., owner of the St. Regis, Sheraton and Westin hotel chains, among others. The company’s high occupancy rates reflected the continuing strength in business travel and conference spending.

Detractors for the Fund included cosmetics holding The Estée Lauder Cos. Inc. Despite what seemed to us an inexpensive valuation, Estée Lauder stock weakened due to poor execution by management, and we sold the stock. Also detracting from performance was TIBCO Software Inc., a provider of business integration and optimization software. Although we liked TIBCO’s products, management overestimated the company’s growth potential, and there were some key departures among senior personnel. Also holding back the Fund’s performance was WMS Industries Inc., which provides gaming machines to the casino industry. After a strong run from May through July, concerns about overvaluation and the ability of WMS to ramp up production quickly enough to meet demand sidetracked its stock.

We believe one of the primary determinants of the market’s progress for the near term could be the core inflation rate, which excludes volatile items such as energy and food. From 1994 through 2002, the core consumer price index (CPI) rose at an annual rate of roughly 2.5%. If future readings stay within that limit, the Federal Reserve Board probably will not feel pressured to raise interest rates further than its current federal funds rate target, which is believed to be somewhere in the area of 4.5%. Economic factors aside, we believe the mid-cap market should continue to offer investors an attractive combination of advantages in a moderately growing economy.

Portfolio Managers:

Joseph C. O’Connor

50	Annual Report 2005

Fund Performance	Gartmore Mid Cap Growth Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	10 Yr.[1]
Class A	w/o SC2	19.36%	-11.68%	3.98%
	w/SC3	12.52%	-12.72%	3.36%
Class B	w/o SC2	18.62%	-12.70%	3.22%
	w/SC4	13.62%	-13.01%	3.22%
Class C	w/o SC2	18.60%	-12.34%	3.61%
	w/SC5	17.60%	-12.34%	3.61%
Class D	w/o SC2	19.78%	-11.34%	4.20%
	w/SC6	14.41%	-12.15%	3.72%
Class R7		19.26%	-11.50%	4.11%
Institutional Class[7,8]		19.69%	-11.36%	4.19%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), and Class R shares (12/30/03). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, and Class R shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	A 4.50% front-end sales charge was deducted.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Institutional Class shares (6/30/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore MidCap Growth Leaders Fund, the Russell Mid Cap Growth Index (Russell Mid Cap Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended 10/31/05. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell Midcap Growth is an unmanaged index of mid-capitalization growth stocks of U.S. companies with a capitalization range of $492 million to $37 billion as of April 30, 2005.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	51

Shareholder Expense Example	Gartmore Mid Cap Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Mid Cap Growth Leaders			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,122.40	$8.08	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.39	$7.71	1.51%
Class B	Actual		$1,000.00	$1,118.50	$11.75	2.20%
	Hypothetical	[1]	$1,000.00	$1,013.91	$11.23	2.20%
Class C	Actual		$1,000.00	$1,118.40	$11.75	2.20%
	Hypothetical	[1]	$1,000.00	$1,013.91	$11.23	2.20%
Class D	Actual		$1,000.00	$1,124.00	$6.42	1.20%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.12	1.20%
Class R	Actual		$1,000.00	$1,122.50	$8.13	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.34	$7.76	1.52%
Institutional Class	Actual		$1,000.00	$1,124.10	$6.42	1.20%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.12	1.20%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

52	Annual Report 2005

Portfolio Summary	Gartmore Mid Cap Growth Leaders Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.1%
Commercial Paper	8.1%
Other Investments*	5.6%
Liabilities in excess of Other Assets**	-5.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Software & Services	15.0%
Retail	10.4%
Oil & Gas	8.5%
Mortgage bankers & correspondents	8.1%
Medical Services	7.8%
Manufacturing	7.7%
Semiconductors	6.8%
Telecommunications	5.3%
Hospitals	4.4%
Hotels & Motels	3.8%
Other Industries	22.2%

100.0%

Top Holdings
Countrywide Home Loans, 4.08%, 11/1/05	8.1%
Community Health Systems, Inc.	4.4%
Precision Castparts Corp.	4.2%
Broadcom Corp., Class A	4.1%
Starwood Hotels & Resorts Worldwide, Inc.	3.8%
T Rowe Price Group, Inc.	3.8%
Praxair, Inc.	3.6%
Micros Systems, Inc.	3.6%
J.C. Penney Company, Inc.	3.2%
Satyam Computer Services Ltd. — ADR IN	3.2%
Other Holdings	58.0%

100.0%

2005 Annual Report	53

Statement of Investments

October 31, 2005

Gartmore Mid Cap Growth Leaders Fund

Common Stocks (92.1%)

	Shares or Principal Amount	Value

Aerospace & Defence (2.7%)
Rockwell Collins, Inc.	22,455	$1,028,888

Amusement & Recreation Services (1.4%)
WMS Industries, Inc. (b) (c)	21,010	527,981

Commercial Services (1.6%)
Cendant Corp.	35,385	616,407

Computer Software & Services (15.0%)
AutoDesk, Inc.	21,910	988,798
Cognizant Technology Solutions Corp. (b)	17,200	756,456
Hyperion Solutions Corp. (b)	12,645	611,512
Micros Systems, Inc. (b) (c)	29,790	1,367,958
Quest Software, Inc. (b)	49,770	692,301
Satyam Computer Services Ltd. — ADR IN	35,640	1,218,175

		5,635,200

Financial (3.8%)
T Rowe Price Group, Inc.	21,950	1,438,164

Hospitals (4.4%)
Community Health Systems, Inc. (b) (c)	44,565	1,653,807

Hotels & Casinos (1.8%)
Station Casinos, Inc.	10,870	696,767

Hotels & Motels (3.8%)
Starwood Hotels & Resorts Worldwide, Inc.	24,770	1,447,311

Industrial Gases (3.6%)
Praxair, Inc.	27,800	1,373,598

Insurance (2.5%)
PartnerRe Ltd.	15,100	962,172

Machinery (2.2%)
W.W. Grainger, Inc.	12,610	844,618

Manufacturing (7.7%)
Fortune Brands, Inc.	6,200	471,014
Ingersoll Rand Co.	22,980	868,414
Precision Castparts Corp.	33,630	1,592,717

		2,932,145

	Shares or Principal Amount	Value

Medical Services (7.8%)
Fisher Scientific International, Inc. (b)	16,745	$946,093
Gilead Sciences, Inc. (b)	22,280	1,052,730
Manor Care, Inc.	26,285	979,116

		2,977,939

Oil & Gas (8.5%)
BJ Services Co.	29,940	1,040,415
Noble Corp.	7,565	487,035
Patterson-UTI Energy, Inc.	23,355	797,106
The Williams Cos., Inc.	40,760	908,948

		3,233,504

Restaurants (2.8%)
Darden Restaurants, Inc.	32,820	1,064,024

Retail (10.4%)
Abercrombie & Fitch Co.	15,670	814,683
Coach, Inc. (b)	24,255	780,526
J.C. Penney Co., Inc.	23,985	1,228,032
Staples, Inc.	48,075	1,092,745

		3,915,986

Semiconductors (6.8%)
Broadcom Corp., Class A (b)	36,240	1,538,750
Fairchild Semiconductor International, Inc. (b)	67,595	1,040,963

		2,579,713

Telecommunications (5.3%)
Comverse Technology, Inc. (b)	41,265	1,035,751
Juniper Networks, Inc. (b)	41,420	966,329

		2,002,080

Total Common Stocks		34,930,304

Commercial Paper (8.1%)
Mortgage Bankers & Correspondents (8.1%)
Countrywide Home Loans, 4.08%, 11/1/05	$3,072,000	3,072,000

Total Commercial Paper		3,072,000

54	Annual Report 2005

Short-Term Securities Held as Collateral for Securities

Lending (5.6%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$2,121,265	$2,121,265

Total Short-Term Securities Held as Collateral for Securities Lending		2,121,265

Total Investments (Cost $37,080,587) (a) — 105.8%		40,123,569

Liabilities in excess of other assets — (5.8)%		(2,185,398)

NET ASSETS — 100.0%		$37,938,171

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	All or part of the security was on loan as of October 31, 2005.
ADR	American Depositary Receipt
IN	India

See notes to financial statements.

XXXXXXXX

2005 Annual Report	55

Gartmore Nationwide Leaders Fund

For the annual period ended Oct. 31, 2005, the Gartmore Nationwide Leaders Fund (Class A at NAV) returned 18.12% versus 8.72% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 10.50%.

U.S. stocks seesawed in their performance during the reporting period, but they finished with respectable gains, primarily due to a rally that occurred in the late spring and early summer. First-quarter earnings reports were stronger than had been expected, and investors grew more confident about the U.S. economy’s ability to grow despite rising interest rates and surging crude oil prices. The rally was cut short in August, however, as oil made a run at the $70-per-barrel level and Hurricane Katrina ravaged the Gulf Coast. For the balance of the reporting period, uncertainty about the economic impact of two more hurricanes, Rita and Wilma, kept investors off balance. Large-cap securities underperformed small-cap securities as well as mid-cap securities for the full year under review but actually outperformed their smaller counterparts during the final three months.

The sectors that contributed most to Fund performance were consumer discretionary and information technology, although every sector except telecommunications services and utilities helped Fund performance to some degree. Stock selection was the primary driver of this outperformance, with Staples, Inc., Starwood Hotels & Resorts Worldwide, Inc., and Lennar Corp. meriting mention in the consumer discretionary sector. Fund holdings in office supplies retailer Staples benefited from an economy in which small businesses flourished, and we helped our cause by making timely purchases on temporary weakness in Staples stock. Starwood Hotels enjoyed robust occupancy numbers fueled by strong consumer and business travel. Homebuilder Lennar was aided by a housing market that, despite showing signs of tiring, was still fairly robust.

Information technology Fund holdings Seagate Technology and Advanced Micro Devices, Inc. both boosted the Fund’s return. Hard disk drive maker Seagate reported solid earnings growth as demand for its products continued to grow in markets for items such as portable digital music players and television set-top boxes. However, the company’s prospects dimmed, in our opinion, when Apple Computer, Inc. began transitioning from hard drives to Flash memory for its iPod line of products, and we sold our Seagate position. Advanced Micro Devices has existed in the shadow of Intel Corp. for years but manages to stay six months to a year ahead of its larger rival in rolling out new, more sophisticated microprocessors. We especially liked the prospects for Advanced Micro Devices’ recently introduced dual-core chips.

QLogic Corp. was the biggest detractor from Fund performance. QLogic, the provider of hardware and software for storage area networks (SANs), fell victim to tepid demand and reported disappointing quarterly results; we sold the stock. New York Community Bancorp, Inc. (NYCB) was another detractor from Fund performance. Poor management of NYCB’s balance sheet hurt the share price of this savings and loan, as did concerns that the real estate cycle may have peaked. Despite these challenges, we maintained the Fund’s position in NYCB because we thought investors had overreacted to the balance sheet issues, and NYCB stock offered a generous dividend yield of roughly 6% at the end of the reporting period.

For the near term, investors will face a mixture of positive and negative factors. On the one hand, growth in the economy and in corporate earnings is likely to slow in the coming months. Counterbalancing this slowdown could be positive sentiment surrounding the end of the Federal Reserve Board’s cycle of interest-rate hikes, which we anticipate will occur in the first half of 2006. If, as we expect, the peak in rates is accompanied by softening oil prices and a firm U.S. dollar, the investment environment should be favorable for employing our disciplined process of stock selection.

Portfolio Manager:

Gary Haubold, CFA

56	Annual Report 2005

Fund Performance	Gartmore Nationwide Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	18.12%	10.58%
	w/SC3	11.29%	8.88%
Class B	w/o SC2	17.25%	9.78%
	w/SC4	12.25%	9.18%
Class C	w/o SC2	17.30%	9.79%
	w/SC5	16.30%	9.79%
Class R6,7		18.19%	10.12%
Institutional Class[6,8]		18.37%	10.75%
Institutional Service Class[6]		18.23%	10.69%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 28, 2001.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

[7]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Nationwide Leaders Fund, S&P 500 Index (S&P 500)(a) and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	57

Shareholder Expense Example	Gartmore Nationwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Nationwide Leaders Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,101.60	$8.00	1.51%
	Hypothetical	[1]	$1,000.00	$1,017.39	$7.71	1.51%
Class B	Actual		$1,000.00	$1,097.40	$11.63	2.20%
	Hypothetical	[1]	$1,000.00	$1,013.91	$11.23	2.20%
Class C	Actual		$1,000.00	$1,097.80	$11.63	2.20%
	Hypothetical	[1]	$1,000.00	$1,013.91	$11.23	2.20%
Class R	Actual		$1,000.00	$1,102.30	$7.47	1.41%
	Hypothetical	[1]	$1,000.00	$1,017.89	$7.20	1.41%
Institutional Service Class	Actual		$1,000.00	$1,102.50	$7.58	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.79	$7.30	1.43%
Institutional Class	Actual		$1,000.00	$1,102.90	$6.52	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.23%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

58	Annual Report 2005

Portfolio Summary	Gartmore Nationwide Leaders Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.4%
Cash Equivalents	6.9%
Liabilities in excess of Other Assets	-3.3%

100.0%

Top Industries
Banks	15.7%
Tobacco	14.7%
Medical Products	11.2%
Oil & Gas	10.2%
Telecommunications	8.8%
Retail	5.7%
Semiconductors	4.5%
Insurance	3.9%
Construction & Building Materials	3.8%
Utilities	3.7%
Other Industries	17.8%

100.0%

Top Holdings*
Reynolds American, Inc.	9.8%
Bank of America Corp.	7.1%
Bristol-Myers Squibb Co.	6.5%
Altria Group, Inc.	4.8%
Johnson & Johnson	4.7%
New York Community Bancorp, Inc.	4.7%
SBC Communications, Inc.	4.5%
Advanced Micro Devices, Inc.	4.5%
Citizens Communications Co.	4.3%
TJX Cos., Inc. (The)	3.9%
Other Holdings	45.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	59

Statement of Investments

October 31, 2005

Gartmore Nationwide Leaders Fund

Common Stocks (96.4%)

	Shares or Principal Amount	Value

Banks (15.7%)
Bank of America Corp.	23,900	$1,045,386
Barclays PLC ADR — GB	14,700	582,414
New York Community Bancorp, Inc.	43,200	698,544

		2,326,344

Computer Software & Services (2.4%)
Oracle Corp. (b)	28,500	361,380

Construction & Building Materials (3.8%)
Lafarge North America, Inc.	9,300	562,743

Healthcare (2.6%)
Aetna, Inc.	4,400	389,664

Insurance (3.9%)
Old Republic International Corp.	22,100	572,611

Medical Products (11.2%)
Bristol-Myers Squibb Co.	45,200	956,884
Johnson & Johnson	11,200	701,344

		1,658,228

Oil & Gas (10.2%)
ConocoPhillips	7,600	496,888
Exxon Mobil Corp.	8,200	460,348
Newfield Exploration Co.	12,200	553,026

		1,510,262

Radio (3.3%)
Westwood One, Inc.	26,600	492,100

Railroads (1.0%)
Norfolk Southern Corp.	3,800	152,760

Real Estate Investment Trusts (3.1%)
First Industrial Realty Trust, Inc.	11,300	459,119

Retail (5.7%)
Staples, Inc.	11,400	259,122
TJX Cos., Inc. (The)	27,100	583,463

		842,585

Semiconductors (4.5%)
Advanced Micro Devices, Inc. (b)	28,400	659,448

	Shares or Principal Amount	Value

Telecommunications (8.8%)
Citizens Communications Co.	52,200	$638,928
SBC Communications, Inc.	28,000	667,800

		1,306,728

Tobacco (14.7%)
Altria Group, Inc.	9,400	705,470
Reynolds American, Inc.	17,100	1,453,500

		2,158,970

Utilities (3.7%)
Progress Energy, Inc.	12,400	540,516

Wireless Equipment (1.8%)
Motorola, Inc.	12,000	265,920

Total Common Stocks		14,259,378

Cash Equivalents (6.9%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $1,025,662)	$1,025,551	1,025,551

Total Cash Equivalents		1,025,551

Total Investments (Cost $15,361,248) (a) — 103.3%		15,284,929

Liabilities in excess of other assets — (3.3)%		(484,211)

NET ASSETS — 100.0%		$14,800,718

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depositary Receipt
GB	United Kingdom

See notes to financial statements.

60	Annual Report 2005

Gartmore Small Cap Leaders Fund

From its inception on Dec. 29, 2004, through Oct. 31, 2005, the Gartmore Small Cap Leaders Fund (Class A at NAV) returned 0.80% versus 0.17% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 1.82%.

Early weakness in the small-cap market gave way to a rally during the May–July period, as first-quarter earnings reports were stronger than expected and investors grew more confident about the U.S. economy’s ability to grow despite rising interest rates and surging crude oil prices. The rally was cut short in August, however, as the price of oil made a run at the $70-per-barrel level and Hurricane Katrina ravaged the Gulf Coast. For the balance of the period, uncertainty about the economic impact of two more hurricanes, Rita and Wilma, kept investors off balance. Small-cap growth stocks underperformed their value counterparts during the reporting period.

The growth portion of the Fund was hampered by a significant underweighting in the energy sector. We generally try to purchase stocks at discounted prices and sell stocks when the securities reach what we consider full value. Based on our criteria, energy stocks were fully valued at the beginning of 2005, and we reduced the Fund’s exposure accordingly. In retrospect that was a mistake, but we have found that, over time, we are well served by sticking with our buy and sell disciplines rather than trying to forecast the behavior of commodity prices, interest rates, or other factors that can affect the market. Stock selection in health care was problematic, with generic drugmaker First Horizon Pharmaceutical Corp. detracting from performance despite continued strong financial results. Other detractors included DHB Industries, Inc., a supplier of anti-shrapnel vests to the military. The company began 2005 in fine shape, but suffered from a shortfall of contracts as the year progressed. Also struggling was Trex Co., Inc., a maker of composite decking material whose stock price was hurt by rising raw material costs due to the product’s petroleum base.

On the positive side, the Fund’s growth portfolio was aided by stock picking in information technology and financials. In technology, performance was helped by out-of-index holding Imergent, Inc., a provider of software and e-commerce services to small businesses. The stock rallied strongly at the beginning of the reporting period and we sold Imergent in September which was a timely decision since the stock’s price declined sharply soon thereafter. Also boosting the Fund’s return was ARRIS Group, Inc., which supplies equipment for broadband voice and data transmission. Despite a sharp sell-off in the final month of the reporting period, the stock performed well, as the voice-over-Internet protocol (VoIP) market continued to experience strong growth. In the financial sector, consumer finance holding World Acceptance Corp. also aided Fund performance, boosted by healthy loan demand.

While the choppiness of stock prices made the first 10 months of 2005 a difficult time to invest, earnings trends in most small-cap sectors continue to be constructive. If interest rates level off soon and energy prices continue to moderate, the outlook for small-cap growth stocks could be quite positive. One cautionary development is that the real estate market appears to be slowing, which could limit consumer spending at some point. As long as the economy can maintain its rate of growth close to recent levels, however, plenty of attractive opportunities should be available in the small-cap growth space.

The value portion of the Fund benefited from solid stock picking, particularly in the industrials, financials, and consumer discretionary sectors. In industrials, the Fund enjoyed strong performances from Accuride Corp. and Columbus McKinnon Corp. Accuride, a maker of long-haul truck components, was boosted by an attractive valuation and healthy truck demand in advance of tighter pollution standards due to be phased in during the next few years. Columbus McKinnon, a maker of hoists, lifts, and other equipment, performed well in the first quarter of 2005, and we liquidated the position June to take profits.

In financials, the Fund’s value portfolio was aided by two health-care REITs, Omega Healthcare Investors, Inc. and LTC Properties, Inc. Both stocks benefited from inexpensive valuations amid concerns about changes in the laws governing Medicare reimbursement of nursing homes and long-term care facilities; these concerns were subsequently proven to be overblown. In the consumer discretionary sector, the shares of specialty women’s retailer The J. Jill Group, Inc. rebounded nicely after selling off early in the period on concerns about the company’s business prospects. We sold the J. Jill Group stock in August amid takeover rumors that we thought were unlikely to be realized.

Detractors from Fund performance included intimate apparel maker Maidenform, Inc., which failed to live up to

2005 Annual Report	61

Gartmore Small Cap Leaders Fund (Continued)

our expectations following Maidenform’s initial public offering in July. Because we thought that the stock’s risk/reward profile remained favorable, we maintained the Fund’s position in Maidenform. Also holding back Fund performance was Carmike Cinemas, Inc., owner of a chain of cinemas located in rural areas. We had hoped that the most recent Star Wars movie and other highly-publicized new films might boost overall theater attendance, but the film industry was a commercial disappointment. Consequently, we sold the stock in September.

For the near term, we believe that investors will consider several factors. On the negative side, share prices could be held in check by the likelihood of a slowing economy and weaker corporate earnings. On the positive side, stocks could get a boost as the peak in short-term interest rates approaches, especially if energy prices continue their recent easing trend. Furthermore, although valuations in the small-cap space are no longer cheap, diligent research should continue to be rewarded, as stocks in the group are not as well known as their larger counterparts.

Portfolio Managers:

Carl Wilk, CFP (growth sleeve) and Gary Haubold, CFA (value sleeve)

62	Annual Report 2005

Fund Performance	Gartmore Small Cap Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		Inception[1]
Class A	w/o SC2	0.80%
	w/SC3	-4.27%
Class B	w/o SC2	0.30%
	w/SC4	-4.70%
Class C	w/o SC2	0.40%
	w/SC5	-0.60%
Class R6		0.50%
Institutional Class[6]		1.10%
Institutional Service Class[6]		1.00%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Leaders Fund, Russell 2000 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	63

Shareholder Expense Example	Gartmore Small Cap Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Small Cap Leaders			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,088.60	$8.63	1.64%
	Hypothetical	[1]	$1,000.00	$1,016.73	$8.37	1.64%
Class B	Actual		$1,000.00	$1,086.70	$12.36	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class C	Actual		$1,000.00	$1,085.40	$12.35	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class R	Actual		$1,000.00	$1,087.70	$10.95	2.08%
	Hypothetical	[1]	$1,000.00	$1,014.51	$10.62	2.08%
Institutional Service Class	Actual		$1,000.00	$1,089.50	$7.43	1.41%
	Hypothetical	[1]	$1,000.00	$1,017.89	$7.20	1.41%
Institutional Class	Actual		$1,000.00	$1,090.60	$7.11	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.19	$6.89	1.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

64	Annual Report 2005

Portfolio Summary	Gartmore Small Cap Leaders Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	93.3%
Other Assets in excess of Liabilities	6.7%

100.0%

Top Industries
Computer Software & Services	11.9%
Real Estate Investment Trusts	11.6%
Financial & Miscellaneous	9.4%
Manufacturing	9.0%
Apparel & Accessories	7.0%
Consumer Goods & Services	5.5%
Retail	4.9%
Telecommunications	4.5%
Transportation	3.6%
Marketing Services	3.3%
Other Industries	29.3%

100.0%

Top Holdings
Rush Enterprises Inc., Class A	2.8%
Valor Communications Group, Inc.	2.7%
Black Box Corp.	2.6%
Aspen Insurance Holdings Ltd.	2.5%
Weis Markets, Inc.	2.5%
Interwoven Software, Inc.	2.4%
KKR Financial Corp.	2.3%
Equity Inns, Inc.	2.3%
Smith Micro Software, Inc.	2.2%
Universal Health Realty Income Trust	2.2%
Other Holdings	75.5%

100.0%

2005 Annual Report	65

Statement of Investments

October 31, 2005

Gartmore Small Cap Leaders Fund

Common Stocks (93.3%)

	Shares	Value

Apparel & Accessories (7.0%)
Maidenform Brands, Inc. (b)	22,800	$287,052
Men’s Warehouse, Inc. (The) (b)	12,400	306,280
Oxford Industries, Inc.	4,700	231,475
Volcom, Inc. (b)	10,000	305,800

		1,130,607

Computer Software & Services (11.9%)
Black Box Corp.	10,200	409,224
Interwoven Software, Inc. (b)	41,300	388,220
Merge Technologies, Inc. (b)	11,200	258,384
Parametric Technology Corp. (b)	49,100	319,641
Smith Micro Software, Inc. (b)	50,000	360,000
Tumbleweed Communications Corp. (b)	50,900	174,078

		1,909,547

Consumer Goods & Services (5.5%)
Coca-Cola Bottling Co.	6,200	282,782
Jarden Corp. (b)	9,000	304,110
Parlux Fragrances, Inc. (b)	12,500	289,500

		876,392

Electronics (2.0%)
Multi-Fineline Electronix, Inc. (b)	12,000	319,440

Energy – Alternate Sources (1.6%)
Headwaters, Inc. (b)	7,900	251,536

Financial & Miscellaneous (9.4%)
Centerstate Bank of Florida, Inc.	4,500	153,675
CVB Financial Corp.	16,500	325,215
KKR Financial Corp.	16,400	366,048
Wilmington Trust Corp.	8,700	329,817
World Acceptance Corp. (b)	12,000	337,680

		1,512,435

Food & Related (2.5%)
Weis Markets, Inc.	10,400	396,760

Gambling (1.8%)
Scientific Games Corp. (b)	9,900	296,604

Human Resources (1.7%)
Kforce, Inc. (b)	25,000	270,000

	Shares	Value

Machinery, Equipment, & Supplies (1.2%)
Drew Industries, Inc. (b)	6,700	$193,295

Manufacturing (9.0%)
Armor Holdings, Inc. (b)	7,200	321,912
Belden CDT, Inc.	9,000	179,370
Blount International, Inc. (b)	13,900	220,454
Ennis, Inc.	16,000	273,600
Rudolph Technologies, Inc. (b)	19,000	231,420
Simpson Manufacturing Co., Inc.	5,600	220,976

		1,447,732

Marketing Services (3.3%)
24/7 Real Media, Inc. (b)	41,300	263,907
Ventiv Health, Inc. (b)	10,600	267,544

		531,451

Media (1.7%)
Jupitermedia Corp. (b)	15,900	270,300

Medical (3.1%)
First Horizon Pharmaceutical Corp. (b)	16,800	242,424
West Pharmaceutical Services, Inc.	10,500	251,790

		494,214

Oil & Gas (3.2%)
Hanover Compressor Co. (b)	6,000	77,160
Lufkin Industries, Inc.	4,400	204,600
TETRA Technologies, Inc. (b)	8,400	234,948

		516,708

Real Estate Investment Trusts (11.6%)
Ashford Hospitality Trust	33,120	347,760
Equity Inns, Inc.	28,000	365,120
HouseValues, Inc. (b)	15,300	225,216
Inland Real Estate Corp.	17,400	247,950
Lexington Corporate Properties Trust	14,800	322,344
Universal Health Realty Income Trust	10,700	348,285

		1,856,675

Reinsurance (2.5%)
Aspen Insurance Holdings Ltd.	16,600	401,554

Retail (4.9%)
Jos. A. Bank Clothiers, Inc. (b)	8,000	326,480
Rush Enterprises Inc., Class A (b)	30,100	453,306

		779,786

66	Annual Report 2005

Common Stocks (93.3%) (continued)

	Shares	Value

Semiconductors (1.3%)
Varian Semiconductor Equipment Associates, Inc. (b)	5,600	$211,792

Telecommunications (4.5%)
Arris Group, Inc. (b)	35,200	291,104
Valor Communications Group, Inc.	34,300	436,639

		727,743

Transportation (3.6%)
Celadon Group, Inc. (b)	13,500	312,660
Marten Transport Ltd. (b)	10,000	265,700

		578,360

Total Common Stocks		14,972,931

Total Investments (Cost $15,015,506) (a) — 93.3%		14,972,931

Other assets in excess of liabilities — 6.7%		1,068,844

NET ASSETS — 100.0%		$16,041,775

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.

See notes to financial statements.

2005 Annual Report	67

Gartmore U.S. Growth Leaders Fund

For the annual period ended Oct. 31, 2005, the Gartmore U.S. Growth Leaders Fund (Class A at NAV) returned 17.31% versus 8.72% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Growth Funds was 12.95%.

During the reporting period, the U.S. economy and the equity markets experienced a considerable amount of volatility. Late in the first calendar quarter of 2005, and into the second quarter, the fear of inflation heightened as the Federal Reserve Board continued to raise short-term interest rates; as a result, the market began trending downward. Toward the end of the second quarter, however, it became evident that the Fed’s philosophy of increasing rates at a “measured pace” would not stave off economic growth at the level initially anticipated. Confounding expectations, particularly in light of the devastation brought to the Gulf Coast by Hurricanes Katrina and Rita, gross domestic product growth accelerated from July through September.

Strong stock selection had a positive effect on the Fund’s portfolio during the period in contrast to sector allocations, which detracted from Fund performance.

On a stock-specific level, Google Inc. added significant value to the portfolio. Our philosophy states that we prefer companies that exhibit a faster rate of growth than that of the market, and Google is a prime example of such a candidate. Due to an increase in market share, Google’s earnings have risen more than 40% higher than anticipated at the start of the year. With a superior business model intact, nearly 70% of every revenue dollar goes directly to Google’s bottom line. Also adding value to the Fund was retailer Nordstrom, Inc. The company is well-positioned in the high-end retail market, and as a result of extending its growth margins has seen positive earnings revisions.

Among significant detractors from Fund performance, was Fund holding VeriSign, Inc., a premiere Internet security vendor and domain distributor that saw significant declines as its wireless ring tone market dropped off faster than expected in the second and third quarters of 2005. Also of note, Fund holding Investors Financial Services Corp., a trust bank, declined as the yield curve [a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities] compressed during the spring, putting pressure on the company’s earnings.

The economy has shown a high degree of resiliency during the past 12 months; despite having to face many obstacles, the economy has continued to grow, leaving us with a positive outlook on the market. We believe that the Fed will soon ease up on interest rates, and when that happens we expect to see price/earnings multiples expand, signaling a positive event for the Fund. As always, we maintain our strategy of investing in growth companies that have the potential to generate positive earnings revisions and positive growth rates relative to the market.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

68	Annual Report 2005

Fund Performance	Gartmore U.S. Growth Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	17.31%	-2.16%	0.80%
	w/SC3	10.54%	-3.31%	-0.31%
Class B	w/o SC2	16.38%	-2.86%	0.09%
	w/SC4	11.38%	-3.23%	-0.09%
Class C5	w/o SC2	16.41%	-2.74%	0.21%
	w/SC6	15.41%	-2.74%	0.21%
Class R7,8		17.41%	-2.62%	0.33%
Institutional Class[7,9]		17.69%	-1.90%	1.08%
Institutional Service Class[7]		17.35%	-1.96%	1.03%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	69

Shareholder Expense Example	Gartmore U.S. Growth Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

U.S. Growth Leaders Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,119.10	$8.12	1.52%
	Hypothetical	[1]	$1,000.00	$1,017.34	$7.76	1.52%
Class B	Actual		$1,000.00	$1,113.80	$11.67	2.19%
	Hypothetical	[1]	$1,000.00	$1,013.96	$11.18	2.19%
Class C	Actual		$1,000.00	$1,114.30	$11.72	2.20%
	Hypothetical	[1]	$1,000.00	$1,013.91	$11.23	2.20%
Class R	Actual		$1,000.00	$1,118.70	$9.88	1.85%
	Hypothetical	[1]	$1,000.00	$1,015.67	$9.44	1.85%
Institutional Service Class	Actual		$1,000.00	$1,118.80	$7.64	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.79	$7.30	1.43%
Institutional Class	Actual		$1,000.00	$1,119.60	$6.41	1.20%
	Hypothetical	[1]	$1,000.00	$1,018.95	$6.12	1.20%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

70	Annual Report 2005

Portfolio Summary	Gartmore U.S. Growth Leaders Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	99.2%
Cash Equivalents	3.1%
Other Investments*	11.2%
Liabilities in excess of Other Assets**	-13.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Software & Services	18.7%
Healthcare	16.6%
Retail	13.5%
Financial Services	8.6%
Telecommunications	8.0%
Oil & Gas	7.6%
Semiconductors	5.9%
Hotels/Casinos	3.7%
E-Commerce/Services	3.4%
Aerospace & Defense	3.4%
Other Industries	10.6%

100.0%

Top Holdings***
UnitedHealth Group, Inc.	5.9%
Amgen, Inc.	4.9%
Google, Inc.	4.3%
McAfee, Inc.	3.9%
Brinker International, Inc.	3.7%
Starwood Hotels & Resorts Worldwide, Inc.	3.7%
Home Depot, Inc.	3.7%
T. Rowe Price Group, Inc.	3.5%
Kohl’s Corp.	3.4%
Monster Worldwide, Inc.	3.4%
Other Holdings	59.6%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	71

Statement of Investments

October 31, 2005

Gartmore U.S. Growth Leaders Fund

Common Stocks (99.2%)

	Shares or Principal Amount	Value

Aerospace & Defense (3.4%)
Boeing Co. (The)	59,900	$3,871,936

Banks (2.2%)
Marshall & Ilsley Corp.	60,060	2,580,178

Computer Software & Services (18.6%)
Business Objects S.A. ADR — FR (b) (c)	64,970	2,226,522
Cognizant Technology Solutions Corp., Class A (b)	70,140	3,084,757
F5 Networks, Inc. (b) (c)	72,480	3,771,134
Google, Inc. (b)	13,330	4,960,626
Hyperion Solutions Corp. (b)	61,640	2,980,910
McAfee, Inc. (b)	147,500	4,429,425

		21,453,374

Consumer Products (3.2%)
Colgate-Palmolive Co.	70,300	3,723,088

E-Commerce/Services (3.4%)
Monster Worldwide, Inc. (b)	118,880	3,900,453

Financial Services (8.6%)
E*TRADE Financial Corp. (b)	124,300	2,305,765
Goldman Sachs Group, Inc.	28,050	3,544,679
T. Rowe Price Group, Inc.	61,540	4,032,100

		9,882,544

Healthcare (16.6%)
Amgen, Inc. (b)	73,610	5,576,694
Medco Health Solutions, Inc. (b)	60,150	3,398,475
St. Jude Medical, Inc. (b)	69,270	3,329,809
UnitedHealth Group, Inc.	116,660	6,753,448

		19,058,426

Hotels/Casinos (3.7%)
Starwood Hotels & Resorts Worldwide, Inc.	72,360	4,227,995

Insurance (2.3%)
PartnerRe Ltd.	41,420	2,639,282

	Shares or Principal Amount	Value

Machinery (2.2%)
Cymer, Inc. (b) (c)	72,200	$2,516,170

Oil & Gas (7.6%)
ENSCO International, Inc.	58,640	2,673,398
Halliburton Co.	38,830	2,294,853
Praxair, Inc.	76,280	3,768,994

		8,737,245

Retail (13.5%)
Abercrombie & Fitch Co.	58,990	3,066,890
Brinker International, Inc. (b) (c)	111,580	4,253,430
Home Depot, Inc.	102,720	4,215,629
Kohl’s Corp. (b)	82,180	3,955,323

		15,491,272

Semiconductors (5.9%)
Broadcom Corp., Class A (b)	67,850	2,880,911
National Semiconductor Corp.	171,960	3,891,455

		6,772,366

Telecommunications (8.0%)
Comverse Technology, Inc. (b)	128,700	3,230,370
Corning, Inc. (b)	124,770	2,506,629
QUALCOMM, Inc.	88,690	3,526,315

		9,263,314

Total Common Stocks		114,117,643

Cash Equivalents (3.1%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $3,511,370)	$3,510,990	3,510,990

Total Cash Equivalents		3,510,990

72	Annual Report 2005

Short-Term Securities Held as Collateral for Securities

Lending (11.2%)

	Shares or Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$12,814,285	$12,814,285

Total Short-Term Securities Held as Collateral for Securities Lending		12,814,285

Total Investments (Cost $127,645,430) (a) — 113.5%		130,442,918

Liabilities in excess of other assets — (13.5)%		(15,473,210)

NET ASSETS — 100.0%		$114,969,708

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.
ADR	American Depositary Receipt
FR	France

See notes to financial statements.

2005 Annual Report	73

Gartmore Worldwide Leaders Fund

For the annual period ended Oct. 31, 2005, the Gartmore Worldwide Leaders Fund (Class A at NAV) returned 23.44% versus 13.27% for its benchmark, the Morgan Stanley Capital International (MSCI) World Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Large-Cap Core Funds was 12.98%.

In economic terms, the reporting period was characterized by all-time nominal highs for oil prices, with inflation creeping upward, as well as strong U.S. growth. Most notable was the record oil price, which peaked at about $70 per barrel at the end of August. Nevertheless, extreme oil prices did not stoke inflation to the extent expected, partly due to the widespread use of modern, energy-efficient products and partly due to the deflationary effects of cheaper exports from emerging markets, notably China.

In this environment, U.S. growth remained strong, job creation and rising housing prices supported consumption but gave rise to fears of higher prices pervading the economy. As a result, the Federal Reserve Board tightened monetary policy such that interest rates stood at 3.75% at the end of September. In the latter part of the year, both Europe and Japan showed increasing signs of recovery. Europe was buoyed by export growth on the back of the weak euro, with business confidence and investment on the increase. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

Equity prices appeared disconnected from underlying fundamentals during the reporting period but in fact represented a forward-looking view. The most notable laggard remained the United States, which advanced 8.7% according to the S&P 500® Index. This compared to an overall performance for the MSCI World Index of around 13% and reflected expensive valuations relative to those of other international markets. Emerging-market and Pacific equities performed the strongest, with Latin American markets delivering a notably robust performance on the back of strong commodity prices. Elsewhere, Japan and Europe (including the United Kingdom) also were strong, driven by hopes of economic recovery, strong corporate profitability and expectations of higher levels of merger-and-acquisition activity.

Drilling down to the stock level, U.S. firms Apple Computer, Inc. and ConocoPhillips contributed most to Fund performance. Apple has been resurgent due to the design quality of its products, not the least of which is its iPod music player. Meanwhile, oil firm ConocoPhillips has benefited from bottlenecks in refinery capacity that were brought to light by the aftermath of Hurricane Katrina but which were longstanding issues. Other contributors to Fund performance in the commodities arena included Japanese firm Sumitomo Metal Industries, Ltd. and BHP Billiton. Meanwhile another contributor to Fund performance, O2 PLC, made gains on subscriber growth and a bid by Spain’s Telefónica S.A.

On the downside, our exposure to media stocks ITV PLC and The News Corp. Ltd. detracted most from Fund performance. We opened holdings in The News Corp. after the company’s listing was shifted from Australia to the United States. The expected bounce from greater analyst coverage, however, did not occur, while a long-running dispute with a major shareholder went unresolved. In the case of the Fund holdings in U.K. terrestrial television firm ITV, advertising revenues disappointed on greater satellite and cable competition. We had also expected a bid for ITV, but none materialized. Elsewhere, our holding in sportswear firm Adidas-Salomon AG also was disappointing. The firm gained ground at the time of its bid for Reebok International Ltd. but has been weak since the middle of the summer as investors anticipate a slowdown in U.S. consumer spending.

We remain positive in our outlook for global growth, retaining our general strategy. Our country and sector stances are built from the bottom up and tend to reflect our views in aggregate. We remain underweight in the United States, where valuations appear stretched, notwithstanding the resilience of corporate profitability. Meanwhile, we are now underweight in Europe holdings, believing that essential structural reforms are unlikely to be enacted at present. We prefer the Asia Pacific region, having an overweight position in South Korea as well as Australia. Our most significant overweight remains in Japan, which we believe can continue to recover, given the current emphasis on growth driven by domestic demand. Overall valuations in the region do not appear stretched and should support equity prices.

Portfolio Manager:

Neil Rogan

74	Annual Report 2005

Fund Performance	Gartmore Worldwide Leaders Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	23.44%	0.35%	-1.43%
	w/SC3	16.32%	-0.84%	-2.55%
Class B	w/o SC2	22.70%	-0.34%	-2.11%
	w/SC4	17.70%	-0.74%	-2.30%
Class C5	w/o SC2	22.81%	-0.24%	-2.01%
	w/SC6	21.81%	-0.24%	-2.01%
Class R7,8		23.33%	-0.13%	-1.91%
Institutional Class[7,9]		23.81%	0.63%	-1.17%
Institutional Service Class[7]		23.48%	0.57%	-1.22%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Worldwide Leaders Fund, the Morgan Stanley Capital International World Index (MSCI World)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI World- an unmanaged index of companies whose securities are listed on the stock exchanges of the U.S., Europe, Canada, Australia and the Far East- gives a broad look at how the stock prices of these companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	75

Shareholder Expense Example	Gartmore Worldwide Leaders Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Worldwide Leaders Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,151.90	$9.17	1.69%
	Hypothetical	[1]	$1,000.00	$1,016.48	$8.63	1.69%
Class B	Actual		$1,000.00	$1,147.60	$12.99	2.40%
	Hypothetical	[1]	$1,000.00	$1,012.90	$12.25	2.40%
Class C	Actual		$1,000.00	$1,148.30	$13.00	2.40%
	Hypothetical	[1]	$1,000.00	$1,012.90	$12.25	2.40%
Class R	Actual		$1,000.00	$1,150.50	$9.54	1.76%
	Hypothetical	[1]	$1,000.00	$1,016.13	$8.98	1.76%
Institutional Service Class	Actual		$1,000.00	$1,151.50	$8.95	1.65%
	Hypothetical	[1]	$1,000.00	$1,016.68	$8.42	1.65%
Institutional Class	Actual		$1,000.00	$1,152.50	$7.60	1.40%
	Hypothetical	[1]	$1,000.00	$1,017.94	$7.15	1.40%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

76	Annual Report 2005

Portfolio Summary	Gartmore Worldwide Leaders Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.0%
Cash Equivalents	4.8%
Other Investments*	11.9%
Liabilities in excess of Other Assets**	–12.7%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Telecommunications	10.8%
Oil & Gas	10.7%
Financial Services	10.1%
Retail	8.0%
Computer Software & Services	6.2%
Consumer Goods	5.6%
Electronics	4.6%
Banking	4.5%
Semiconductors	4.4%
Restaurants	4.1%
Other Industries	31.0%

100.0%

Top Holdings***
ConocoPhillips	4.7%
UniCredito Italiano SPA	4.6%
McDonald’s Corp.	4.2%
Tiffany & Co.	4.2%
Mitsui Fudosan Co. Ltd.	4.1%
O2 PLC	3.9%
The Procter & Gamble Co.	3.9%
Apple Computer, Inc.	3.8%
Suncor Energy, Inc.	3.6%
Groupe Danone	3.3%
Other Holdings	59.7%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	77

Statement of Investments

October 31, 2005

Gartmore Worldwide Leaders Fund

Common Stocks (96.0%)

	Shares or Principal Amount	Value

AUSTRALIA (3.8%)
Coal (1.4%)
Excel Coal Ltd. (c)	104,729	$528,772

Computer Software & Services (2.4%)
Computershare Ltd. (c)	183,980	905,675

		1,434,447

CANADA (3.6%)
Oil & Gas (3.6%)
Suncor Energy, Inc.	25,200	1,348,780

FRANCE (3.3%)
Food Products & Services (3.3%)
Groupe Danone (c)	12,100	1,229,784

GERMANY (1.8%)
Consumer Goods (1.8%)
Adidas-Salomon AG (c)	4,000	671,091

GREECE (1.5%)
Telecommunications (1.5%)
Hellenic Telecommunications Organization SA (b) (c)	26,900	555,088

ITALY (4.5%)
Banking (4.5%)
UniCredito Italiano SPA (c)	305,000	1,703,009

JAPAN (18.1%)
Airlines (2.4%)
Japan Airlines System Corp (c)	341,000	896,013

Electronics (2.0%)
Nippon Electric Glass Co. Ltd. (c)	40,000	765,846

Financial Services (5.1%)
Matsui Securities Co. Ltd. (c)	71,200	791,260
Mitsubishi UFJ Financial Group, Inc. (c)	89	1,118,784

		1,910,044

Oil & Gas (2.5%)
Nippon Oil Corp. (c)	108,000	922,469

Real Estate (4.1%)
Mitsui Fudosan Co. Ltd. (c)	94,000	1,539,056

	Shares or Principal Amount	Value

JAPAN (continued)
Retail (2.0%)
The Daiei, Inc. (b) (c)	29,050	$731,814

		6,765,242

SOUTH KOREA (4.4%)
Semiconductors (4.4%)
Hynix Semiconductor, Inc. (b) (c)	32,700	602,067
Samsung Electronics Co. Ltd. (c)	1,290	687,159
Samsung Electronics Co. Ltd. — GDR	1,300	349,375

		1,638,601

SWITZERLAND (2.0%)
Financial Services (2.0%)
Julius Baer Holding Ltd. (b) (c)	9,700	753,021

UNITED KINGDOM (12.0%)
Aerospace & Defense (2.1%)
BAE Systems PLC (c)	136,000	795,714

Mining (2.0%)
BHP Billiton PLC (c)	50,400	741,580

Telecommunications (6.4%)
O2 PLC (c)	400,200	1,457,674
Vodafone Group PLC (c)	356,000	934,571

		2,392,245

Water & Sewage Services (1.5%)
Pennon Group PLC (c)	28,498	539,791

		4,469,330

UNITED STATES (40.9%)
Computer Software & Services (3.8%)
Apple Computer, Inc. (b)	24,400	1,405,196

Consumer Goods (3.8%)
The Procter & Gamble Co.	25.638	1,435,444

Electronics (2.6%)
Advanced Micro Devices, Inc. (b)	42,400	984,528

Entertainment (0.6%)
CKX, Inc. (b)	17,800	223,212

Financial Services (2.9%)
JP Morgan Chase & Co.	30,100	1,102,262

Healthcare Services (2.0%)
Health Net, Inc. (b)	15,900	744,756

78	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED STATES (continued)
Machinery & Equipment (2.8%)
Caterpillar, Inc.	19,900	$1,046,541

Medical Systems (2.1%)
Davita, Inc. (b)	15,700	772,126

Oil & Gas (4.7%)
ConocoPhillips	26,700	1,745,646

Pharmaceuticals (2.6%)
Pfizer, Inc.	44,000	956,560

Restaurants (4.1%)
McDonald’s Corp.	49,100	1,551,560

Retail (6.0%)
J.C. Penney, Inc.	13,300	680,960
Tiffany & Co.	39,300	1,548,420

		2,229,380

Telecommunications (2.9%)
Alltel Corp.	17,300	1,070,178

		15,267,389

Total Common Stocks		35,835,782

Cash Equivalents (4.8%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $1,798,797)	$1,798,605	1,798,605

Total Cash Equivalents		1,798,605

Short-Term Securities Held as Collateral for Securities

Lending (11.9%)

	Shares or Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$4,426,550	$4,426,550

Total Short-Term Securities Held as Collateral for Securities Lending		4,426,550

Total Investments (Cost $39,648,914) (a) — 112.7%		42,060,937

Liabilities in excess of other assets — (12.7%)		(4,752,133)

NET ASSETS — 100.0%		$37,308,804

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair valued security

GDR	Global Depositary Receipt

At October 31, 2005, the Fund’s open forward currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
British Pound	11/01/05	$(497,755)	$(493,678)	$4,077

Total Short Contracts		$(497,755)	$(493,678)	$4,077

Long Contracts:
Japanese Yen	11/02/05	$303,151	$300,122	$(3,029)
Japanese Yen	11/04/05	100,376	99,932	(444)

Total Long Contracts		$403,527	$400,053	$(3,473)

See notes to financial statements.

2005 Annual Report	79

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund	Gartmore Small Cap Leaders Fund	Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
Assets:
Investments, at value (cost $37,080,587; $14,335,697; $15,015,506; $124,134,440; and $37,850,309, respectively)	$40,123,569	$14,259,378	$14,972,931	$126,931,928	$40,262,332
Repurchase agreements, at cost and value	—	1,025,551	—	3,510,990	1,798,605

Total Investments	40,123,569	15,284,929	14,972,931	130,442,918	42,060,937

Cash	1,142	—	844,463	—	—
Foreign currency, at value (cost $0; $0; $0; $0 and $772; respectively)	—	—	—	—	761
Interest and dividends receivable	9,314	37,320	17,670	58,346	52,436
Receivable for capital shares issued	5,237	40,621	5,115	1,307,679	225,769
Receivable for investments sold	—	360,490	1,173,425	4,844,471	3,001,307
Unrealized appreciation on forward foreign currency contracts	—	—	—	—	604
Receivable from adviser	5,551	—	6,939	—	—
Reclaims receivable	—	—	—	—	11,883
Prepaid expenses and other assets	14,940	15,132	2,102	22,665	25,753

Total Assets	40,159,753	15,738,492	17,022,645	136,676,079	45,379,450

Liabilities:
Payable to adviser	—	9,474	—	31,509	70
Payable for investments purchased	—	886,899	946,992	8,607,137	3,523,343
Payable for capital shares redeemed	46,944	24,618	6,306	73,010	33,439
Payable for return of collateral received for securities on loan	2,121,265	—	—	12,814,285	4,426,550
Accrued expenses and other payables
Investment advisory fees	25,806	8,173	12,867	101,120	29,821
Fund administration and transfer agent fees	6,799	1,915	1,911	9,347	12,634
Distribution fees	4,630	3,361	6,642	37,472	7,550
Administrative servicing fees	240	2,000	1,882	20,833	12,859
Trustee fees	91	32	35	219	82
Other	15,807	1,302	4,235	11,439	24,298

Total Liabilities	2,221,582	937,774	980,870	21,706,371	8,070,646

Net Assets	$37,938,171	$14,800,718	$16,041,775	$114,969,708	$37,308,804

Represented by:
Capital	$67,804,040	$13,264,785	$15,838,275	$104,339,503	$72,908,016
Accumulated net investment income (loss)	2,390	22,283	—	—	(601)
Accumulated net realized gains (losses) from investment and foreign currency transactions	(32,911,241)	1,589,969	246,075	7,832,717	(38,011,791)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	3,042,982	(76,319)	(42,575)	2,797,488	2,413,180

Net Assets	$37,938,171	$14,800,718	$16,041,775	$114,969,708	$37,308,804

See notes to financial statements.

80	Annual Report 2005

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund		Gartmore Small Cap Leaders Fund	Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
Net Assets:
Class A Shares	$6,624,366	$5,309,305		$5,449,080	$76,762,137	$32,404,054
Class B Shares	3,387,447	768,673		888,213	4,253,347	342,939
Class C Shares	429,339	2,046,127		5,657,446	22,773,566	675,885
Class D Shares	11,232,482	—		—	—	—
Class R Shares	1,214	1,331		1,005	637,175	1,382
Institutional Service Class Shares	—	6,674,063		1,010	8,806,211	3,883,244
Institutional Class Shares	16,263,323	1,219		4,045,021	1,737,272	1,302

Total	$37,938,171	$14,800,718		$16,041,775	$114,969,708	$37,308,804

Shares outstanding (unlimited number of shares authorized):
Class A Shares	481,857	381,441		540,365	7,710,174	3,503,470
Class B Shares	265,952	56,421		88,598	443,321	38,381
Class C Shares	33,682	150,268		563,637	2,359,611	75,309
Class D Shares	799,516	—		—	—	—
Class R Shares	87	97		100	65,622	154
Institutional Service Class Shares	—	478,118		100	873,519	415,514
Institutional Class Shares	1,158,390	87		400,000	171,890	139

Total	2,739,484	1,066,432		1,592,800	11,624,137	4,032,967

Net asset value and redemption price per share:
Class A Shares	$13.75	$13.92		$10.08	$9.96	$9.25
Class B Shares (a)	$12.74	$13.62		$10.03	$9.59	$8.94
Class C Shares (b)	$12.75	$13.62		$10.04	$9.65	$8.97
Class D Shares	$14.05	$—		$—	$—	$—
Class R Shares	$13.93	$13.73	(c)	$10.05	$9.71	$9.02	(c)
Institutional Service Class Shares	$—	$13.96		$10.10	$10.08	$9.35
Institutional Class Shares	$14.04	$13.96	(c)	$10.11	$10.11	$9.37	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$14.59	$14.77		$10.69	$10.57	$9.81
Class D Shares	$14.71	$—		$—	$—	$—

Maximum Sales Charge — Class A Shares	5.75%	5.75%		5.75%	5.75%	5.75%

Maximum Sales Charge — Class D Shares	4.50%	—		—	—	—

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding does not equal the NAV.

See notes to financial statements.

2005 Annual Report	81

Statements of Operations

October 31, 2005

	Gartmore Mid Cap Growth Leaders Fund	Gartmore Nationwide Leaders Fund	Gartmore Small Cap Leaders Fund (a)	Gartmore U.S. Growth Leaders Fund	Gartmore Worldwide Leaders Fund
INVESTMENT INCOME:
Interest income	$63,113	$22,369	$1,385	$96,748	$22,536
Dividend income (net of foreign withholding tax of $0; $0; $0; $0; and $61,617; respectively)	165,743	229,741	133,431	324,549	447,800
Income from securities lending	7,112	—	5,946	8,271	13,859

Total Income	235,968	252,110	140,762	429,568	484,195

Expenses:
Investment advisory fees	253,442	85,651	92,899	574,027	318,285
Fund administration and transfer agent fees	52,342	15,321	16,711	96,852	68,428
Distribution fees Class A	15,334	8,947	7,193	103,886	78,545
Distribution fees Class B	34,643	5,874	3,131	33,719	1,692
Distribution fees Class C	1,479	10,051	32,350	101,246	2,430
Distribution fees Class R	4	4	3	99	4
Administrative servicing fees Class A	3,631	1,879	1,900	31,799	14,580
Administrative servicing fees Class R	—	—	3	—	—
Administrative servicing fees Institutional Service Class	—	11,716	—	17,946	5,562
Custodian fees	33,416	2,113	13,560	12,841	46,381
Legal fees	3,234	1,018	23,969	7,063	4,390
Registration and filing fees	53,958	44,935	55,096	58,464	49,788
Printing fees	71,441	4,621	2,273	27,626	68,668
Trustee fees	1,156	383	355	2,382	1,360
Other	3,091	1,057	2,941	7,835	4,688

Total expenses before reimbursed expenses	527,171	193,570	252,384	1,075,785	664,801
Earnings credit (Note 5)	(8,104)	(288)	(13,474)	(489)	(592)
Expenses reimbursed	(83,813)	(31,180)	(62,315)	—	(84,058)

Total Expenses	435,254	162,102	176,595	1,075,296	580,151

Net Investment Income (Loss)	(199,286)	90,008	(35,833)	(645,728)	(95,956)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	2,941,837	1,615,318	263,061	9,000,143	6,761,315
Net realized gains (losses) on foreign currency transactions	—	—	—	—	5,168

Net realized gains (losses) on investment and foreign currency transactions	2,941,837	1,615,318	263,061	9,000,143	6,766,483
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	2,204,404	(388,932)	(42,575)	36,165	422,042

Net realized/unrealized gains (losses) on investments and foreign currencies	5,146,241	1,226,386	220,486	9,036,308	7,188,525

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$4,946,955	$1,316,394	$184,653	$8,390,580	$7,092,569

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

82	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Mid Cap Growth Leaders Fund		Gartmore Nationwide Leaders Fund		Gartmore Small Cap Leaders Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004	Period Ended October 31, 2005 (a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(199,286)	$(191,348)	$90,008	$(18,271)	$(35,833)
Net realized gains (losses) on investment transactions	2,941,837	2,474,873	1,615,318	439,268	263,061
Net change in unrealized appreciation/depreciation on investments	2,204,404	(1,918,161)	(388,932)	(59,891)	(42,575)

Change in net assets resulting from operations	4,946,955	365,364	1,316,394	361,106	184,653

Distributions to Class A Shareholders from:
Net investment income	—	—	(24,752)	—	—
Net realized gains on investments	—	—	(106,882)	—	—

Distributions to Class B Shareholders from:
Net investment income	—	—	(1,131)	—	—
Net realized gains on investments	—	—	(25,551)	—	—

Distributions to Class C Shareholders from:
Net investment income	—	—	(3,506)	—	—
Net realized gains on investments	—	—	(25,053)	—	—

Distributions to Class R Shareholders from:
Net investment income	—	—	(7)	—	—
Net realized gain on investment	—	—	(70)	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(37,310)	—	—
Net realized gains on investments	—	—	(164,117)	—	—

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(10)	—	—
Net realized gains on investment	—	—	(62)	—	—

Change in net assets from shareholder distributions	—	—	(388,451)	—	—

Change in net assets from capital transactions	12,963,046	(2,227,976)	9,234,198	822,402	15,857,122

Change in net assets	17,910,001	(1,862,612)	10,162,141	1,183,508	16,041,775

Net Assets:
Beginning of period	20,028,170	21,890,782	4,638,577	3,455,069	—

End of period	$37,938,171	$20,028,170	$14,800,718	$4,638,577	$16,041,775

Accumulated net investment income (loss)	$2,390	$—	$22,283	$—	$—

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2005 Annual Report	83

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Fund		Gartmore Worldwide Leaders Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(645,728)	$(332,326)	$(95,956)	$180,996
Net realized gains (losses) on investment and foreign currency transactions	9,000,143	(217,369)	6,766,483	2,069,657
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	36,165	1,185,980	422,042	122,533

Change in net assets resulting from operations	8,390,580	636,285	7,092,569	2,373,186

Distributions to Class A Shareholders from:
Net investment income	—	—	(112,974)	—

Distributions to Class B Shareholders from:
Net investment income	—	—	(259)	—

Distributions to Class C Shareholders from:
Net investment income	—	—	(106)	—

Distributions to Class R Shareholders from:
Net investment income	—	—	(4)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(6,902)	—

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(5)	—

Change in net assets from shareholder distributions	—	—	(120,250)	—

Change in net assets from capital transactions	71,491,013	15,543,896	(1,892,593)	(6,548,427)

Change in net assets	79,881,593	16,180,181	5,079,726	(4,175,241)

Net Assets:
Beginning of period	35,088,115	18,907,934	32,229,078	36,404,319

End of period	$114,969,708	$35,088,115	$37,308,804	$32,229,078

Accumulated net investment income (loss)	$—	$—	$(601)	$118,314

See notes to financial statements.

84	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Growth Leaders

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$28.69	(0.16)	(15.19)	(15.35)	(2.41)	(2.41)	$10.93	(57.29%	)	$6,601	1.63%		(1.00%	)	2.75%		(2.12%	)	698.74%
Year Ended October 31, 2002	$10.93	(0.14)	(2.29)	(2.43)	—	—	$8.50	(22.23%	)	$4,880	1.59%		(1.27%	)	2.20%		(1.88%	)	432.60%
Year Ended October 31, 2003	$8.50	(0.12)	2.92	2.80	—	—	$11.30	32.94%		$6,441	1.55%		(1.27%	)	1.99%		(1.71%	)	365.45%
Year Ended October 31, 2004	$11.30	(0.12)	0.34	0.22	—	—	$11.52	1.95%		$5,769	1.50%		(0.97%	)	1.98%		(1.44%	)	405.85%
Year Ended October 31, 2005	$11.52	(0.09)	2.32	2.23	—	—	$13.75	19.36%		$6,624	1.52%		(0.74%	)	1.82%		(1.03%	)	149.29%

Class B Shares
Year Ended October 31, 2001	$28.24	(0.22)	(15.21)	(15.43)	(2.41)	(2.41)	$10.40	(58.60%	)	$3,985	2.23%		(1.60%	)	3.67%		(3.04%	)	698.74%
Year Ended October 31, 2002	$10.40	(0.19)	(2.18)	(2.37)	—	—	$8.03	(22.79%	)	$3,005	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$8.03	(0.18)	2.76	2.58	—	—	$10.61	32.13%		$3,663	2.24%		(1.96%	)	2.68%		(2.40%	)	365.45%
Year Ended October 31, 2004	$10.61	(0.18)	0.31	0.13	—	—	$10.74	1.23%		$3,324	2.20%		(1.66%	)	2.67%		(2.13%	)	405.85%
Year Ended October 31, 2005	$10.74	(0.19)	2.19	2.00	—	—	$12.74	18.62%		$3,387	2.22%		(1.43%	)	2.52%		(1.72%	)	149.29%

Class C Shares
Period Ended October 31, 2001 (d)	$13.46	(0.07)	(2.98)	(3.05)	—	—	$10.41	(22.66%	)(e)	$52	2.23%	(f)	(1.76%	)(f)	4.38%	(f)	(3.91%	)(f)	698.74%
Year Ended October 31, 2002	$10.41	(0.19)	(2.18)	(2.37)	—	—	$8.04	(22.77%	)	$45	2.25%		(1.94%	)	2.90%		(2.59%	)	432.60%
Year Ended October 31, 2003	$8.04	(0.16)	2.74	2.58	—	—	$10.62	32.09%		$69	2.24%		(1.96%	)	2.69%		(2.41%	)	365.45%
Year Ended October 31, 2004	$10.62	(0.16)	0.29	0.13	—	—	$10.75	1.22%		$77	2.20%		(1.65%	)	2.69%		(2.14%	)	405.85%
Year Ended October 31, 2005 (i)	$10.75	(0.18)	2.18	2.00	—	—	$12.75	18.60%		$429	2.23%		(1.45%	)	2.46%		(1.69%	)	149.29%

Class D Shares
Year Ended October 31, 2001	$28.75	(0.11)	(15.20)	(15.31)	(2.41)	(2.41)	$11.03	(57.00%	)	$15,079	1.30%		(0.69%	)	2.51%		(1.90%	)	698.74%
Year Ended October 31, 2002	$11.03	(0.11)	(2.32)	(2.43)	—	—	$8.60	(22.03%	)	$10,192	1.27%		(0.97%	)	1.90%		(1.60%	)	432.60%
Year Ended October 31, 2003	$8.60	(0.10)	2.97	2.87	—	—	$11.47	33.37%		$11,747	1.24%		(0.96%	)	1.69%		(1.40%	)	365.45%
Year Ended October 31, 2004	$11.47	(0.08)	0.34	0.26	—	—	$11.73	2.27%		$10,857	1.20%		(0.66%	)	1.67%		(1.13%	)	405.85%
Year Ended October 31, 2005	$11.73	(0.06)	2.38	2.32	—	—	$14.05	19.78%		$11,232	1.22%		(0.43%	)	1.52%		(0.72%	)	149.29%

Class R Shares
Period Ended October 31, 2004 (g)	$11.47	(0.11)	0.32	0.21	—	—	$11.68	1.83%	(e)	$1	1.72%	(f)	(1.16%	)(f)	2.09%	(f)	(1.53%	)(f)	405.85%
Year Ended October 31, 2005	$11.68	(0.11)	2.36	2.25	—	—	$13.93	19.26%		$1	1.60%		(0.83%	)	1.90%		(1.13%	)	149.29%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$11.23	(0.01)	0.51	0.50	—	—	$11.73	4.45%	(e)	$1	1.08%	(f)	(0.69%	)(f)	2.50%	(f)	(2.11%	)(f)	405.85%
Year Ended October 31, 2005	$11.73	(0.05)	2.36	2.31	—	—	$14.04	19.69%		$16,263	1.23%		(0.51%	)	1.43%		(0.71%	)	149.29%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	Not annualized.
(f)	Annualized.
(g)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(h)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(i)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

2005 Annual Report	85

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Nationwide Leaders Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d)	$10.00	0.02	(0.55)	(0.53)	(0.01)	—	(0.01)	$9.46	(5.34%	)(f)	$891	1.45%	(g)	0.23%	(g)	4.93%	(g)	(3.25%	)(g)	60.54%
Year Ended October 31, 2003	$9.46	—	1.98	1.98	(0.04)	—	(0.04)	$11.40	20.97%		$1,351	1.45%		(0.04%	)	3.23%		(1.82%	)	196.86%
Year Ended October 31, 2004	$11.40	(0.04)	1.18	1.14	—	—	—	$12.54	10.00%		$1,445	1.47%		(0.31%	)	2.61%		(1.46%	)	230.95%
Year Ended October 31, 2005	$12.54	0.10	2.12	2.22	(0.08)	(0.76)	(0.84)	$13.92	18.12%		$5,309	1.51%		0.94%		1.80%		0.65%		522.67%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)	—	—	—	$9.40	(6.00%	)(f)	$317	2.20%	(g)	(0.58%	)(g)	5.78%	(g)	(4.16%	)(g)	60.54%
Year Ended October 31, 2003	$9.40	(0.09)	1.97	1.88	(0.01)	—	(0.01)	$11.27	20.08%		$350	2.20%		(0.74%	)	4.11%		(2.65%	)	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.17	1.05	—	—	—	$12.32	9.32%		$410	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Year Ended October 31, 2005	$12.32	0.03	2.05	2.08	(0.02)	(0.76)	(0.78)	$13.62	17.25%		$769	2.20%		0.32%		2.55%		(0.04%	)	522.67%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.05)	(0.55)	(0.60)	—	—	—	$9.40	(6.00%	)(f)	$243	2.21%	(g)	(0.60%	)(g)	5.80%	(g)	(4.19%	)(g)	60.54%
Year Ended October 31, 2003	$9.40	(0.08)	1.96	1.88	(0.01)	—	(0.01)	$11.27	20.08%		$358	2.20%		(0.82%	)	3.95%		(2.57%	)	196.86%
Year Ended October 31, 2004	$11.27	(0.12)	1.16	1.04	—	—	—	$12.31	9.32%		$404	2.20%		(1.05%	)	3.34%		(2.20%	)	230.95%
Year Ended October 31, 2005	$12.31	0.03	2.07	2.10	(0.03)	(0.76)	(0.79)	$13.62	17.30%		$2,046	2.20%		0.40%		2.43%		0.18%		522.67%

Class R Shares
Period Ended October 31, 2003 (e)	$10.98	(0.01)	0.31	0.30	—	—	—	$11.28	2.73%	(f)	$1	1.80%	(g)	(1.11%	)(g)	1.90%	(g)	(1.21%	)(g)	196.86%
Year Ended October 31, 2004	$11.28	(0.08)	1.17	1.09	—	—	—	$12.37	9.66%		$1	1.81%		(0.69%	)	2.91%		(1.79%	)	230.95%
Year Ended October 31, 2005	$12.37	0.14	2.06	2.20	(0.08)	(0.76)	(0.84)	$13.73	18.19%		$1	1.45%		1.04%		1.79%		0.70%		522.67%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	0.03	(0.55)	(0.52)	(0.01)	—	(0.01)	$9.47	(5.23%	)(f)	$778	1.32%	(g)	0.39%	(g)	4.74%	(g)	(3.03%	)(g)	60.54%
Year Ended October 31, 2003	$9.47	—	1.99	1.99	(0.04)	—	(0.04)	$11.42	21.10%		$1,395	1.38%		0.01%		3.06%		(1.67%	)	196.86%
Year Ended October 31, 2004	$11.42	(0.03)	1.18	1.15	—	—	—	$12.57	10.07%		$2,377	1.41%		(0.27%	)	2.56%		(1.42%	)	230.95%
Year Ended October 31, 2005	$12.57	0.12	2.12	2.24	(0.09)	(0.76)	(0.85)	$13.96	18.23%		$6,674	1.43%		0.98%		1.75%		0.66%		522.67%

Institutional Class Shares
Period Ended October 31, 2004 (h)	$12.22	(0.01)	0.37	0.36	—	—	—	$12.58	2.95%	(f)	$1	1.12%	(g)	(0.17%	)(g)	2.44%	(g)	(1.50%	)(g)	230.95%
Year Ended October 31, 2005	$12.58	0.17	2.09	2.26	(0.12)	(0.76)	(0.88)	$13.96	18.37%		$1	1.20%		1.23%		1.77%		0.72%		522.67%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 18, 2001 (commencement of operations) through October 31, 2002. Registration of shares effective with the Securities and Exchange Commission on December 28, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.
(h)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

86	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Leaders Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2005 (d)	$10.00	(0.01)	0.09	0.08	$10.08	0.80%	(e)	$5,449	1.80%	(f)	(0.20%	)(f)	2.36%	(f)	(0.76%	)(f)	372.55%

Class B Shares
Period Ended October 31, 2005 (d)	$10.00	(0.02)	0.05	0.03	$10.03	0.30%	(e)	$888	2.49%	(f)	(0.88%	)(f)	3.00%	(f)	(1.39%	)(f)	372.55%

Class C Shares
Period Ended October 31, 2005 (d)	$10.00	(0.04)	0.08	0.04	$10.04	0.40%	(e)	$5,657	2.49%	(f)	(0.90%	)(f)	3.04%	(f)	(1.45%	)(f)	372.55%

Class R Shares
Period Ended October 31, 2005 (d)	$10.00	(0.06)	0.11	0.05	$10.05	0.50%	(e)	$1	2.26%	(f)	(0.74%	)(f)	3.03%	(f)	(1.51%	)(f)	372.55%

Institutional Service Class Shares
Period Ended October 31, 2005 (d)	$10.00	—	0.10	0.10	$10.10	1.00%	(e)	$1	1.57%	(f)	(0.04%	)(f)	2.21%	(f)	(0.69%	)(f)	372.55%

Institutional Class Shares
Period Ended October 31, 2005 (d)	$10.00	(0.01)	0.12	0.11	$10.11	1.10%	(e)	$4,045	1.49%	(f)	0.05%	(f)	2.29%	(f)	(0.89%	)(f)	372.55%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

2005 Annual Report	87

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$11.64	(0.08)	(5.13)	(5.21)	(0.41)	(0.41)	$6.02	(45.81%	)	$1,195	1.60%		(1.04%	)	7.91%		(7.35%	)	944.67%
Year Ended October 31, 2002	$6.02	(0.07)	(0.46)	(0.53)	—	—	$5.49	(8.80%	)	$1,356	1.57%		(1.20%	)	3.04%		(2.67%	)	773.95%
Year Ended October 31, 2003	$5.49	(0.03)	2.76	2.73	—	—	$8.22	49.73%		$8,714	1.59%		(1.02%	)	2.10%		(1.54%	)	637.45%
Year Ended October 31, 2004	$8.22	(0.07)	0.34	0.27	—	—	$8.49	3.28%		$21,273	1.64%		(1.06%	)	1.80%		(1.23%	)	510.91%
Year Ended October 31, 2005	$8.49	(0.05)	1.52	1.47	—	—	$9.96	17.31%		$76,762	1.56%		(0.89%	)		(j)		(j)	442.04%

Class B Shares
Year Ended October 31, 2001	$11.62	(0.11)	(5.14)	(5.25)	(0.41)	(0.41)	$5.96	(46.25%	)	$772	2.20%		(1.66%	)	8.84%		(8.30%	)	944.67%
Year Ended October 31, 2002	$5.96	(0.12)	(0.44)	(0.56)	—	—	$5.40	(9.40%	)	$719	2.26%		(1.89%	)	3.88%		(3.51%	)	773.95%
Year Ended October 31, 2003 (e)	$5.40	(0.11)	2.74	2.63	—	—	$8.03	48.70%		$2,023	2.30%		(1.72%	)	2.96%		(2.38%	)	637.45%
Year Ended October 31, 2004	$8.03	(0.13)	0.34	0.21	—	—	$8.24	2.62%		$2,572	2.30%		(1.71%	)	2.45%		(1.86%	)	510.91%
Year Ended October 31, 2005	$8.24	(0.12)	1.47	1.35	—	—	$9.59	16.38%		$4,253	2.24%		(1.53%	)		(j)		(j)	442.04%

Class C Shares
Period Ended October 31, 2001 (d)	$6.45	(0.04)	(0.41)	(0.45)	—	—	$6.00	(6.98%	)(g)	$9	2.20%	(h)	(1.77%	)(h)	9.87%	(h)	(9.44%	)(h)	944.67%
Year Ended October 31, 2002 (e)	$6.00	(0.12)	(0.44)	(0.56)	—	—	$5.44	(9.33%	)	$16	2.27%		(1.89%	)	3.69%		(3.31%	)	773.95%
Year Ended October 31, 2003 (e)	$5.44	(0.13)	2.77	2.64	—	—	$8.08	48.53%		$1,606	2.30%		(1.76%	)	2.60%		(2.07%	)	637.45%
Year Ended October 31, 2004	$8.08	(0.11)	0.32	0.21	—	—	$8.29	2.60%		$4,000	2.30%		(1.74%	)	2.47%		(1.91%	)	510.91%
Year Ended October 31, 2005 (e)	$8.29	(0.15)	1.51	1.36	—	—	$9.65	16.41%		$22,774	2.22%		(1.56%	)		(j)		(j)	442.04%

Class R Shares
Period Ended October 31, 2003 (f)	$7.49	(0.01)	0.56	0.55	—	—	$8.04	7.34%	(g)	$1	1.90%	(h)	(1.64%	)(h)	2.00%	(h)	(1.74%	)(h)	637.45%
Year Ended October 31, 2004	$8.04	(0.11)	0.34	0.23	—	—	$8.27	2.86%		$1	1.89%		(1.33%	)	2.20%		(1.64%	)	510.91%
Year Ended October 31, 2005	$8.27	—	1.44	1.44	—	—	$9.71	17.41%		$637	1.54%		(0.93%	)		(j)		(j)	442.04%

Institutional Service Class Shares
Year Ended October 31, 2001	$11.66	(0.06)	(5.13)	(5.19)	(0.41)	(0.41)	$6.06	(45.55%	)	$449	1.30%		(0.75%	)	7.39%		(6.84%	)	944.67%
Year Ended October 31, 2002 (e)	$6.06	(0.06)	(0.46)	(0.52)	—	—	$5.54	(8.58%	)	$853	1.32%		(0.95%	)	2.52%		(2.15%	)	773.95%
Year Ended October 31, 2003	$5.54	(0.03)	2.80	2.77	—	—	$8.31	50.00%		$6,563	1.50%		(0.94%	)	2.00%		(1.44%	)	637.45%
Year Ended October 31, 2004	$8.31	(0.09)	0.37	0.28	—	—	$8.59	3.37%		$7,008	1.54%		(0.93%	)	1.68%		(1.08%	)	510.91%
Year Ended October 31, 2005	$8.59	(0.07)	1.56	1.49	—	—	$10.08	17.35%		$8,806	1.48%		(0.77%	)		(j)		(j)	442.04%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$8.62	(0.02)	(0.01)	(0.03)	—	—	$8.59	(0.35%	)(g)	$234	1.30%	(h)	(0.83%	)(h)	1.54%	(h)	(1.07%	)(h)	510.91%
Year Ended October 31, 2005	$8.59	(0.03)	1.55	1.52	—	—	$10.11	17.69%		$1,737	1.23%		(0.55%	)		(j)		(j)	442.04%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	Not annualized.
(h)	Annualized.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	There were no fee reductions in this period.

See notes to financial statements.

88	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Worldwide Leaders Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.12	(0.01)	(2.85)	(2.86)	—	—	$6.26	(31.36%	)	$1,096	1.75%		(0.19%	)	5.71%		(4.15%	)	34.57%
Year Ended October 31, 2002	$6.26	—	(0.76)	(0.76)	—	—	$5.50	(12.14%	)	$1,046	1.69%		(0.03%	)	2.60%		(0.94%	)	467.35%
Year Ended October 31, 2003	$5.50	(0.02)	1.53	1.51	—	—	$7.01	27.45%		$34,889	1.67%		(0.47%	)		(j)		(j)	689.06%
Year Ended October 31, 2004	$7.01	0.05	0.46	0.51	—	—	$7.52	7.28%		$30,707	1.70%		0.53%		1.85%		0.38%		495.62%
Year Ended October 31, 2005	$7.52	(0.02)	1.78	1.76	(0.03)	(0.03)	$9.25	23.44%		$32,404	1.69%		(0.26%	)	1.94%		(0.50%	)	352.57%

Class B Shares
Year Ended October 31, 2001	$9.11	(0.06)	(2.85)	(2.91)	—	—	$6.20	(31.94%	)	$1,051	2.35%		(0.78%	)	6.47%		(4.90%	)	34.57%
Year Ended October 31, 2002	$6.20	(0.04)	(0.75)	(0.79)	—	—	$5.41	(12.74%	)	$936	2.39%		(0.72%	)	3.36%		(1.69%	)	467.35%
Year Ended October 31, 2003 (d)	$5.41	(0.04)	1.48	1.44	—	—	$6.85	26.62%		$96	2.39%		(0.72%	)		(j)		(j)	689.06%
Year Ended October 31, 2004	$6.85	—	0.45	0.45	—	—	$7.30	6.57%		$122	2.40%		(0.13%	)	2.57%		(0.30%	)	495.62%
Year Ended October 31, 2005	$7.30	(0.05)	1.71	1.66	(0.02)	(0.02)	$8.94	22.70%		$343	2.41%		(0.94%	)	2.64%		(1.18%	)	352.57%

Class C Shares
Period Ended October 31, 2001 (e)	$7.77	(0.02)	(1.52)	(1.54)	—	—	$6.23	(19.82%	)(f)	$20	2.35%	(g)	(1.04%	)(g)	7.40%	(g)	(6.09%	)(g)	34.57%
Year Ended October 31, 2002	$6.23	(0.04)	(0.75)	(0.79)	—	—	$5.44	(12.68%	)	$19	2.39%		(0.71%	)	3.41%		(1.73%	)	467.35%
Year Ended October 31, 2003	$5.44	(0.06)	1.51	1.45	—	—	$6.89	26.65%		$19	2.38%		(0.84%	)		(j)		(j)	689.06%
Year Ended October 31, 2004	$6.89	—	0.44	0.44	—	—	$7.33	6.39%		$25	2.40%		(0.08%	)	2.57%		(0.25%	)	495.62%
Year Ended October 31, 2005	$7.33	(0.05)	1.71	1.66	(0.02)	(0.02)	$8.97	22.81%		$676	2.41%		(0.90%	)	2.65%		(1.15%	)	352.57%

Class R Shares
Period Ended October 31, 2003 (h)	$6.55	(0.01)	0.32	0.31	—	—	$6.86	4.73%	(f)	$1	1.87%	(g)	(1.05%	)(g)	1.97%	(g)	(1.15%	)(g)	689.06%
Year Ended October 31, 2004	$6.86	0.02	0.45	0.47	—	—	$7.33	7.00%		$1	1.96%		0.28%		2.12%		0.12%		495.62%
Year Ended October 31, 2005	$7.33	(0.03)	1.75	1.72	(0.03)	(0.03)	$9.02	23.33%		$1	1.75%		(0.33%	)	1.75%		(0.34%	)	352.57%

Institutional Service Class Shares
Year Ended October 31, 2001	$9.12	0.01	(2.84)	(2.83)	—	—	$6.29	(31.03%	)	$1,048	1.42%		0.13%		5.44%		(3.89%	)	34.57%
Year Ended October 31, 2002	$6.29	0.01	(0.76)	(0.75)	—	—	$5.54	(11.92%	)	$1,133	1.42%		0.25%		2.34%		(0.67%	)	467.35%
Year Ended October 31, 2003	$5.54	—	1.54	1.54	—	—	$7.08	27.80%		$1,400	1.46%		0.12%			(j)		(j)	689.06%
Year Ended October 31, 2004	$7.08	0.05	0.47	0.52	—	—	$7.60	7.34%		$1,373	1.65%		0.61%		1.80%		0.46%		495.62%
Year Ended October 31, 2005	$7.60	(0.01)	1.79	1.78	(0.03)	(0.03)	$9.35	23.48%		$3,883	1.64%		(0.15%	)	1.89%		(0.40%	)	352.57%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$7.23	0.02	0.35	0.37	—	—	$7.60	5.12%	(f)	$1	1.40%	(g)	0.72%	(g)	1.70%	(g)	0.42%	(g)	495.62%
Year Ended October 31, 2005	$7.60	0.01	1.80	1.81	(0.04)	(0.04)	$9.37	23.81%		$1	1.40%		0.04%		1.73%		(0.32%	)	352.57%

(a) Excludes sales charge.	(f) Not annualized.

(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(g) Annualized. (h)For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(i) For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(d) Net investment income (loss) is based on average shares outstanding during the period.	(j) There were no fee reductions in this period.
(e) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.

See notes to financial statements.

2005 Annual Report	89

Gartmore China Opportunities Fund

For the annual period ended Oct. 31, 2005, the Gartmore China Opportunities Fund returned 3.58% (Class A at NAV) versus 16.85% for its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index. For broader comparison, the average return for the Fund’s Lipper peer category of China Region Funds was 7.55%.

In economic terms, the reporting period was characterized by strong global growth, with the United States leading the developed world, and China continuing to surprise investors with the resilience of its economy. Also notable was the record nominal oil price, which peaked at $70.50 at the end of August. Nevertheless, extreme oil prices did not stoke inflation to the extent expected, partly due to the widespread use of modern, energy-efficient products and partly due to the deflationary effects of cheaper exports from emerging markets, notably China. Finally succumbing to global pressure, Chinese authorities revalued the yuan by 2.1% in July, the first step in what promises to be a long period of currency adjustment. The underlying weakness of the yuan contributed to record current account surpluses and ensured that Chinese growth remained above 9% annualized for the entire period. Surprisingly, inflation in China was relatively muted, probably reflecting a lack of upward pressure on wages in an economy with a seemingly inexhaustible supply of labor.

The Chinese equity market lagged regional markets, with equities appearing to become increasingly cheap. However, it is possible that investors do not expect future earnings growth to keep pace with that of the past. Within the Fund, we maintained our tilt toward smaller-cap companies, particularly those with a strong management, a focus on shareholder interests and the possibility of building strong brands. As it turned out, the market preferred larger-cap stocks, given their more attractive defensive characteristics in a market which tended to underperform the region.

Overall, sector allocation for the Fund was poor. Our overweights in consumer staples and consumer discretionary stocks, as well as materials and health-care stocks, disappointed. Similarly, telecoms outperformed at a time when the Fund was underweight in that area.

In terms of stock selection, most of the damage to Fund performance derived from the underweight in telecoms; other detractors from performance were in industrials, energy and consumer discretionary stocks. In general, the Fund’s positions reflected expectations that rising consumption in China would be reflected in the emergence of a Western-style, brand-led culture. In actuality, our expectations did not come to pass during the year under review. In terms of specific stocks, our underweight in China Mobile Communications Corp., a telecoms firm, detracted most from Fund performance. We believed there was excessive uncertainty surrounding the authorities’ plan to nationalize China’s main telecoms firms, and we preferred to avoid that sector. In the meantime, China Mobile continued to build its business and grow its earnings, a fact which was reflected in strong stock price performance. Furthermore, our overweight in Global Bio-chem Technology Group Co. Ltd. also detracted from the Fund’s returns. The firm, which produces chemicals from corn, consistently failed to deliver shareholder returns. Despite being positively rated by many analysts and included in some MSCI indexes, Global Bio-chem’s stock remained weak throughout the reporting period.

On the positive side, the Fund’s underweight in utilities, relative to its benchmark, added value; we correctly anticipated margin pressure as input costs rose while costs to consumers were regulated. Our holding of personal hygiene product manufacturer Hengan International Group Co. added value. The firm has built a recognizable brand and has wide margins on its products, delivering strong earnings growth. Other significant contributors to Fund performance were Hang Seng Bank Ltd. and utility CLP Holdings Ltd., both of which delivered poor earnings growth and in which we were underweight.

Although the Fund produced poor performance during the reporting period, we would remind investors of our strong, long-term track record in the sector. This record has been built on investing in conviction stocks for many years, a process we believe remains robust. We continue to favor consumer stocks above all else, given our expectation of strong growth in this sector fueled by rising real incomes and an increasingly urbanized population. Furthermore, we believe that health-care firms, often specializing in traditional medicine, as well as some materials and technology firms can outperform during the medium term.

Our most significant underweight remains in financials. We believe that the extent of nonperforming loans is poorly understood, while the ability of firms to exploit capital, currency and other market reforms is uncertain. While certain sectors warrant a discount, we believe that a wide range of opportunities exists among smaller, growth-oriented firms. We will continue to align the Fund accordingly.

Portfolio Manager:

Philip Ehrmann

90	Annual Report 2005

Fund Performance	Gartmore China Opportunities Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	3.58%	12.18%
	w/SC3	-2.41%	7.33%
Class B	w/o SC2	2.82%	11.39%
	w/SC4	-2.17%	8.50%
Class C	w/o SC2	2.79%	11.31%
	w/SC5	1.79%	11.31%
Class R6		3.29%	11.84%
Institutional Class[6]		3.86%	12.50%
Institutional Service Class[6]		3.63%	12.32%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	MSCI Zhong Hua is an unmanaged, free float-adjusted market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one- third of its weightings to China stocks and the remainder to Hong Kong Stocks.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	91

Shareholder Expense Example	Gartmore China Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

China Opportunities Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$964	$10.00	2.02%
	Hypothetical	[1]	$1,000	$1,015	$10.31	2.02%
Class B	Actual		$1,000	$960	$13.59	2.75%
	Hypothetical	[1]	$1,000	$1,011	$14.04	2.75%
Class C	Actual		$1,000	$960	$13.59	2.75%
	Hypothetical	[1]	$1,000	$1,011	$14.04	2.75%
Class R	Actual		$1,000	$964	$10.45	2.11%
	Hypothetical	[1]	$1,000	$1,014	$10.77	2.11%
Institutional Service Class	Actual		$1,000	$964	$8.96	1.81%
	Hypothetical	[1]	$1,000	$1,016	$9.24	1.81%
Institutional Class	Actual		$1,000	$966	$8.67	1.75%
	Hypothetical	[1]	$1,000	$1,016	$8.93	1.75%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

92	Annual Report 2005

Portfolio Summary	Gartmore China Opportunities Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	98.7%
Other Assets in excess of Liabilities	1.3%

100.0%

Top Industries
Real Estate	11.6%
Retail	11.0%
Oil & Gas	9.3%
Diversified Operations	7.6%
Food Products	6.5%
Transportation	6.5%
Building & Construction	5.6%
Telecommunications	4.1%
Paper Products	3.7%
Medical Products	3.4%
Other Industries	30.7%

100.0%

Top Holdings
Wumart Stores, Inc.	3.6%
PetroChina Co. Ltd.	3.4%
Hopewell Holdings Ltd.	3.3%
Hengan International Group Co. Ltd.	3.1%
Cheung Kong Ltd.	3.1%
Lee & Man Paper Manufacturing Ltd.	2.9%
Baoye Group Co. Ltd.	2.9%
Kingboard Chemical Holdings Ltd.	2.6%
Techtronic Industries Co. Ltd.	2.6%
LI Ning Co. Ltd.	2.5%
Other Holdings	70.0%

100.0%

2005 Annual Report	93

\

Statement of Investments

October 31, 2005

Gartmore China Opportunities Fund

Common Stocks (98.7%)

	Shares	Value

CHINA (16.4%)
Banking (2.0%)
China Construction Bank, Class H (b) (c)	681,000	$206,454

Building & Construction (4.9%)
Baoye Group Co. Ltd. (c)	416,000	293,029
Zhejiang Expressway Co. Ltd. (c)	340,000	202,495

		495,524

Electronics (1.2%)
TPV Technology Ltd. (c)	164,000	125,399

Oil & Gas (4.2%)
China Oilfield Servies Ltd. (c)	700,000	258,549
CNOOC Ltd. (c)	270,000	177,538

		436,087

Telecommunications (4.1%)
China Telecom Co. Ltd. (c)	584,000	191,154
ZTE Corp. (c)	79,200	234,405

		425,559

		1,689,023

HONG KONG (82.3%)
Apparel (1.7%)
Prime Success International Group Ltd. (c)	480,000	170,522

Banks (1.5%)
Wing Hang Bank Ltd. (c)	22,000	150,601

Building & Construction (0.7%)
Asia Aluminum Holdings Ltd. (c)	876,000	71,382

Chemicals (2.6%)
Kingboard Chemical Holdings Ltd. (c)	128,000	271,399

Clothing & Textiles (2.5%)
LI Ning Co. Ltd. (c)	426,000	258,851

Commercial Services (1.3%)
Linmark Group Ltd. (c)	424,000	129,222

Diversified Operations (7.6%)
Beijing Enterprises Holdings Ltd. (c)	92,000	141,178
Hutchison Whampoa Ltd. (c)	22,000	209,352
Li & Fung Ltd. (c)	98,000	210,309
Melco International Development Ltd. (c)	228,000	220,515

		781,354

Engine Manufacturing (1.3%)
Weichai Power Co. Ltd. (c)	70,000	133,937

	Shares	Value

HONG KONG (continued)
Food Products (6.5%)
China Yurun Food Group Ltd. (b) (c)	570,000	$251,851
COFCO International Ltd. (c)	630,000	234,344
Global Bio-chem Technology Group Co. Ltd. (c)	454,000	180,880

		667,075

Healthcare Products (3.1%)
Hengan International Group Co. Ltd. (c)	346,000	322,282

Hotels, Restaurants & Leisure (1.8%)
Regal Hotels International Holdings Ltd. (c)	2,684,000	181,124

Information Services (1.3%)
HC International, Inc. (b) (c)	700,000	135,836

Insurance (2.5%)
China Life Insurance Co. Ltd. (b) (c)	352,000	257,954

Machinery & Machine Tools (2.6%)
Techtronic Industries Co. Ltd. (c)	109,000	268,298

Medical Products (3.4%)
China Shineway Pharmaceutical Group Ltd. (c)	368,000	154,291
Shandong Weigao Group Medical Polymer Co. Ltd. (c)	1,164,000	199,716

		354,007

Metal Frames (0.7%)
Moulin Global Eyecare Holdings Ltd. (b) (c)	272,000	70,179

Motion Pictures & Services (0.8%)
Richie Multi-Media Holdings Ltd. (b) (c)	3,230,000	83,338

Oil & Gas (5.1%)
China Gas Holdings Ltd. (b) (c)	1,138,000	180,691
PetroChina Co. Ltd. (c)	450,000	345,121

		525,812

Paper Products (3.7%)
Lee & Man Paper Manufacturing Ltd. (c)	314,000	294,442
Vision Grande Group Holdings Ltd. (c)	126,000	82,026

		376,468

Real Estate (11.6%)
Cheung Kong Ltd. (c)	30,000	313,392
Hongkong Land Holdings Ltd. (c)	85,000	243,481
Hopewell Holdings Ltd. (c)	137,000	335,097

94	Annual Report 2005

Common Stocks (continued)

	Shares	Value
HONG KONG (continued)
Real Estate (continued)
Hysan Development Co. (c)	82,000	$178,688
Sinochem Hong Kong Holdings Ltd. (b) (c)	756,000	122,158

		1,192,816

Retail (11.0%)
Giordano International Ltd. (c)	268,000	154,247
GOME Electrical Appliances Holdings Ltd. (c)	229,600	133,639
Lianhua Supermarket Holdings Ltd. (c)	214,000	232,228
Lifestyle International Holdings Ltd. (c)	168,000	242,889
Wumart Stores, Inc. (c)	179,000	369,472

		1,132,475

Steel (2.5%)
Maanshan Iron & Steel Co., Class H (c)	848,000	255,724

Transportation (6.5%)
China Travel International Investment	978,000	203,973
Hong Kong Ltd. (c)
Cosco Pacific Ltd. (c)	126,000	207,563
Pacific Basin Shipping Ltd. (c)	544,000	251,520

		663,056

		8,453,712

Total Common Stocks		10,142,735

Total Investments (Cost $10,497,091) (a) — 98.7%		10,142,735

Other assets in excess of liabilities — 1.3%		133,329

NET ASSETS — 100.0%		$10,276,064

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair valued security.

At October 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Hong Kong Dollar	11/01/05	$28,510	$28,516	$(6)

Total Short Contracts		$28,510	$28,516	$(6)

Long Contracts:
Hong Kong Dollar	11/02/05	$32,550	$32,553	$3

Total Long Contracts		$32,550	$32,553	$3

See notes to financial statements.

2005 Annual Report	95

Gartmore Emerging Markets Fund

For the annual period ended Oct. 31, 2005, the Gartmore Emerging Markets Fund returned 30.02% (Class A at NAV) versus 33.80% for its benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Emerging Markets Funds was 32.14%.

In economic terms, the reporting period was characterized by all-time nominal highs for oil prices, with inflation creeping upward, as well as strong U.S. growth. Most notable was the record oil price, which peaked at $70.50 per barrel at the end of August. Nevertheless, extreme oil prices did not stoke inflation to the extent expected, partly due to the widespread use of modern, energy-efficient products and partly due to the deflationary effects of cheaper exports from emerging markets, notably China.

In this environment, U.S. growth remained strong. As a result, the Federal Reserve Board raised interest rates repeatedly; these rates reached 3.75% by the end of the reporting period. In the latter part of the year, the markets in both Europe and Japan showed increasing signs of recovery. Europe was buoyed by export growth on the back of the weak euro, with business confidence and investment on the increase. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a recovery. The overall background remained extremely positive for emerging-market economies, with rising domestic demand in the developed world fueling export growth. Furthermore, the asset class’s exposure to commodities proved positive, as prices for goods from zinc to crude oil to palm oil remained firm during the reporting period.

Equity prices in the United States disappointed, reflecting stretched valuations and increasing uncertainty in the outlook for consumers. Europe and Japan delivered stronger performance, but emerging markets outdid all other regions. Most notable was resource-rich Latin America, which performed very strongly. Elsewhere, the markets in Europe, the Middle East and Africa also saw encouraging returns, buoyed by the accession of a number of Eastern European countries to the European Union. Asian markets lagged other emerging markets, mainly due to the region’s dependence on oil imports, as well as disappointing levels of private consumption, but Asia still managed to outperform the developed world.

Unfortunately for the Fund, the effect of the strong U.S. dollar made worse a modestly disappointing outcome in local terms. In local terms, country allocation and sector allocation detracted from Fund performance. Our overweights in Russia and Brazil, and timely reduction in exposure to Indonesia, contributed to Fund performance. On the other hand, our lack of exposure to the smaller Egyptian market as well as our avoidance of the Eastern European markets of Hungary, Poland and the Czech Republic detracted most from Fund returns. Considering our sector exposure, our cash position detracted considerably from Fund returns, although we try to remain fully invested as much as possible. Furthermore, our lack of exposure to the energy sector detracted significantly from Fund performance.

On the other hand, stock selection contributed positively to overall Fund returns, with a wide range of firms adding value. The Fund’s top performer was Turkey’s DenizBank, which has a strong, focused management team, and is the subject of takeover rumors as Western European banks seek growth markets away from home. Elsewhere, Korea Investment Holdings Co. delivered strong performance. The firm’s exposure to fund flows toward equity mutual funds among domestic retail investors supported earnings, while its diverse underlying business ensured stability. Our exposure to Brazilian index heavyweight Petrobras also added value as the firm maintained strong cost control in an environment of regulated output prices.

On the downside, our holding in Ichia Technologies was disappointing, as the manufacturer of parts for mobile phone handsets faced increasing competition as well as eroding revenue and margins. Elsewhere, our lack of exposure, versus the Fund’s benchmark, to OAO LUKOIL also detracted from Fund performance, given the strength of the energy sector, most notably in Russia.

We retain our base case for a positive outlook for emerging-market equities. This argument is predicated on three main observations. First, a high degree of structural change has occurred in the sector since the Asian crisis of 1997. Second, most emerging-market countries now run current account surpluses with more-or-less free-floating exchange rates. Finally, the degree of fiscal rectitude in emerging markets has also been impressive. As a result, it is easier to contemplate equity investment in emerging markets. Moreover, returns in the emerging-market asset class have recently been extremely attractive. At present, the Fund is overweight in Brazil, Russia and Korea, preferring stocks in the energy, financials and industrials sectors, as well as some consumer names.

Portfolio Manager:

Philip Ehrmann

96	Annual Report 2005

Fund Performance	Gartmore Emerging Markets Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	30.02%	14.61%	9.59%
	w/SC3	22.54%	13.27%	8.34%
Class B	w/o SC2	29.30%	13.88%	8.88%
	w/SC4	24.30%	13.64%	8.74%
Class C5	w/o SC2	29.20%	14.18%	9.16%
	w/SC6	28.20%	14.18%	9.16%
Class R7,9		30.11%	14.10%	9.08%
Institutional Class[8,9]		30.60%	15.04%	9.99%
Institutional Service Class[9]		30.60%	15.04%	9.99%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Emerging Markets Fund, Morgan Stanley Capital International Emerging Markets Index (MSCI Emerging Markets)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI Emerging Markets is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	97

Shareholder Expense Example	Gartmore Emerging Markets Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Emerging Markets Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,176.20	$10.31	1.88%
	Hypothetical	[1]	$1,000.00	$1,015.52	$9.60	1.88%
Class B	Actual		$1,000.00	$1,172.10	$13.96	2.55%
	Hypothetical	[1]	$1,000.00	$1,012.15	$13.02	2.55%
Class C	Actual		$1,000.00	$1,171.90	$13.96	2.55%
	Hypothetical	[1]	$1,000.00	$1,012.15	$13.02	2.55%
Class R	Actual		$1,000.00	$1,176.10	$10.59	1.93%
	Hypothetical	[1]	$1,000.00	$1,015.27	$9.85	1.93%
Institutional Service Class	Actual		$1,000.00	$1,178.50	$8.51	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.19	$7.91	1.55%
Institutional Class	Actual		$1,000.00	$1,178.50	$8.51	1.55%
	Hypothetical	[1]	$1,000.00	$1,017.19	$7.91	1.55%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

98	Annual Report 2005

Portfolio Summary	Gartmore Emerging Markets Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	89.4%
Participation Notes	3.9%
Cash Equivalents	2.0%
Warrants	0.5%
Other Assets in excess of Liabilities	4.2%

100.0%

Top Industries
Oil & Gas	14.8%
Banking	14.4%
Telecommunications	10.7%
Electronics	7.1%
Retail	6.7%
Financial Services	4.3%
Mining	4.1%
Automobile	3.1%
Computer Hardware	3.0%
Steel	2.9%
Other Industries	28.9%

100.0%

Top Holdings*
Companhia Vale do Rio Doce, Class A	2.7%
Petroleo Brasileiro SA ADR	2.7%
Samsung Electronics GDR	2.6%
Pyaterochka Holding NV	2.3%
Samsung Electronics Co. Ltd.	2.1%
MTN Group Ltd.	2.1%
Hana Bank	2.0%
SK Corp.	1.9%
Denizbank AS	1.7%
Sasol Ltd.	1.7%
Other Holdings	78.2%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	99

Statement of Investments

October 31, 2005

Gartmore Emerging Markets Fund

Common Stocks (89.4%)

	Shares or Principal Amount	Value

ARGENTINA (0.7%)
Oil & Gas (0.7%)
Tenaris SA ADR	2,858	$313,951

BRAZIL (15.7%)
Banking (2.5%)
Banco Bradesco SA (d)	12,300	633,502
Unibanco Holdings GDR	8,200	428,860

		1,062,362

Electric Utility (0.8%)
Companhia Energetica de Minas Gerais (d)	9,593,118	349,569

Food & Beverage (1.1%)
CIA Brasiqeira BEB (d)	183,800	51,866
CIA Brasiqeira BEB (d)	1,138,600	406,299

		458,165

Insurance (0.7%)
Porto Seguro SA (b) (d)	28,700	285,686

Mining (2.7%)
Companhia Vale do Rio Doce, Class A (d)	30,766	1,133,268

Oil & Gas (3.5%)
Petroleo Brasileiro SA (d)	9,600	137,411
Petroleo Brasileiro SA ADR	17,400	1,111,861
Petroleo Brasileiro SA ADR (c)	3,400	195,058

		1,444,330

Retail (1.5%)
Lojas Renner SA (b) (d)	23,400	623,917

Steel (1.6%)
Usinas Siderurgicas de Minas Gerais SA (d)	33,200	671,141

Telecommunications (1.3%)
Tele Norte Leste Participacoes SA ADR	31,900	564,630

		6,593,068

CHINA (5.9%)
Banking (1.4%)
China Construction Bank (b) (d)	1,980,000	600,263

Manufacturing (1.0%)
Shanghai Electric Group Co. Ltd. (b) (d)	1,276,000	404,559

	Shares or Principal Amount	Value

CHINA (continued)
Oil & Gas (1.9%)
China Oilfield Services Ltd. (d)	1,128,000	$416,633
Petrochina Co. Ltd. (d)	514,000	394,205

		810,838

Steel (0.8%)
Maanshan Iron & Steel Co. Ltd. (d)	1,078,000	325,084

Telecommunications (0.8%)
China Telecom Corp. Ltd. (d)	898,000	293,932
Foxconn International Holdings Ltd. (b) (d)	32,000	34,391

		328,323

		2,469,067

CZECH REPUBLIC (1.2%)
Multi-Media (1.2%)
Central European Media Enterprises Ltd., Class A (b) (d)	11,500	534,635

HUNGARY (0.8%)
Oil & Gas (0.8%)
MOL Magyar Olaj-es Gazipari Rt. (d)	3,658	339,122

INDIA (0.5%)
Financial Services (0.5%)
ICICI Bank Ltd. ADR	9,070	214,506

ISRAEL (2.6%)
Banking (1.0%)
Bank Leumi Le-Israel (b) (d)	128,100	417,689

Computer Software (0.9%)
Retalix Ltd. (b) (d)	16,100	394,450

Electronics (0.7%)
Orbotech Ltd. (b) (d)	9,001	195,592

		1,007,731

KOREA (18.8%)
Automobile (1.7%)
Hyundai Motor Co. Ltd. (d)	5,430	401,515
Ssangyong Motor Co. (b) (d)	41,100	321,893

		723,408

Banking (2.0%)
Hana Bank (d)	23,200	838,431

100	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

KOREA (continued)
Building – Residential & Commercial (1.3%)
Hyundai Development Co. (d)	15,400	$563,404

Communications Equipment (0.6%)
KH Vatec Co. Ltd. (d)	11,000	244,119

Diversified Operations (0.8%)
LG Corp. (d)	13,100	323,138

Electrical Equipment (1.6%)
Kumho Electric, Inc. (d)	11,250	671,409

Electronics (4.6%)
Samsung Electronics Co. Ltd. (d)	1,682	895,970
Samsung Electronics GDR	5,279	1,079,557

		1,975,527

Financial Services (1.2%)
LG Card Co. Ltd. (b) (d)	13,600	496,367

Oil & Gas (1.8%)
SK Corp. (d)	15,100	775,532

Retail (1.7%)
Hyundai Department Store Co. Ltd. (d)	10,400	693,513

Semiconductors (0.9%)
Hynix Semiconductor, Inc. (b) (d)	19,700	362,713

Telecommunications (0.6%)
KT Freetel Co. Ltd. (d)	11,400	245,729

		7,913,290

LEBANON (0.5%)
Telecommunications (0.5%)
Investcom LLC GDR (b)	16,400	221,564

MALAYSIA (2.3%)
Banking (0.9%)
Bumiputra-Commerce Holdings Bhd (d)	261,200	380,606

Electric (0.7%)
Tenega Nasional Berhad (d)	103,200	273,478

Real Estate (0.7%)
SP Setia Berhad (d)	321,100	313,061

		967,145

	Shares or Principal Amount	Value

MEXICO (7.2%)
Building Products (1.5%)
Cemex SA de CV ADR	12,300	$640,461

Construction (0.2%)
Urbi Desarrolloas Urbanos, SA de CV (b) (d)	14,020	88,511

Diversified Operations (0.7%)
Grupo Carso SA de CV (d)	147,174	312,628

Financial Services (1.4%)
Grupo Financiero Banorte SA de CV (d)	68,100	580,845

Retail (1.2%)
Wal-Mart de Mexico SA de CV (d)	102,500	499,165

Steel (0.5%)
Industrias CH SA (b) (d)	100,000	208,710

Telecommunications (1.7%)
America Movil SA de CV ADR	27,300	716,625

		3,046,945

RUSSIA (9.1%)
Automobile (0.6%)
JSC Severstal — Avto (b) (d)	14,800	260,480

Brewery (0.5%)
Efes Breweries International GDR (b)	6,350	200,851

Electric (1.0%)
RAO Unified Energy System GDR (b)	11,400	403,560

Oil & Gas (3.3%)
LUKOIL ADR	10,200	560,489
OAO Gazprom GDR	8,800	521,840
Surgutneftegaz ADR	6,900	324,300

		1,406,629

Retail (2.3%)
Pyaterochka Holding NV (b) (d)	48,893	952,436

Telecommunications (1.4%)
AO VimpelCom ADR (b)	14,650	586,000

		3,809,956

2005 Annual Report	101

Statement of Investments (Continued)

October 31, 2005

Gartmore Emerging Markets Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SOUTH AFRICA (8.5%)
Banking (1.7%)
ABSA Group Ltd. (d)	52,877	$702,085

Diversified Operations (0.9%)
Barloworld Ltd. (d)	25,100	393,609

Home Furnishing (0.6%)
Lewis Group Ltd. (d)	45,382	272,265

Mining (1.4%)
Anglo American PLC (d)	10,600	311,708
AngloGold Ltd. (d)	7,100	279,491

		591,199

Oil & Gas (1.7%)
Sasol Ltd. (d)	22,700	717,716

Telecommunications (2.2%)
MTN Group Ltd. (d)	117,952	879,134

		3,556,008

TAIWAN (9.9%)
Agricultural Production – Crops (0.9%)
Taiwan Fertilizer Co. Ltd. (d)	374,000	362,750

Banking (1.3%)
E.Sun Financial Holding Co. Ltd. (d)	464,120	279,489
TA Chong Bank Ltd. (b) (d)	944,820	259,282

		538,771

Building Products (1.0%)
Taiwan Cement Corp. (d)	648,700	399,165

Computer Hardware (3.0%)
Compal Electronics, Inc. (d)	797,709	708,401
Foxconn Technology Co. Ltd. (d)	135,300	528,916

		1,237,317

Electronics (1.8%)
AU Optronics Corp. (d)	338,000	431,266
Delta Electronics, Inc. (d)	201,000	340,472

		771,738

Financial Services (1.2%)
Shin Kong Financial Holding Co. Ltd. (d)	715,389	517,243

Semiconductors (0.7%)
United Microelectronics Corp. ADR	102,928	300,550

	Shares or Principal Amount	Value

TAIWAN (continued)
Textiles (0.0%)
Far Eastern Textile Ltd. (d)	32,529	$19,035

		4,146,569

THAILAND (3.2%)
Banking (0.8%)
Kasikornbank Public Co. Ltd. (d)	209,100	324,521

Oil & Gas (1.1%)
Thai Oil Public Co. Ltd. (b) (d)	257,400	446,921

Telecommunications (1.3%)
Shin Corporation Public Co. Ltd. (d)	597,900	559,883

		1,331,325

TURKEY (2.5%)
Banking (2.5%)
Denizbank AS (b) (d)	127,528	720,262
Turkiye Is Bankasi (d)	47,100	329,026

		1,049,288

Total Common Stocks		37,514,170

Participation Notes (3.9%)
INDIA (3.9%)
Automobile (0.8%)
Tata Motors Ltd., 0.00% (d)	$32,800	343,416

Banking (0.3%)
ICICI Bank Ltd., 0.00%, 03/30/07 (d)	4,047	44,760
ICICI Bank Ltd., 0.00%, 12/21/07 (d)	5,775	63,871

		108,631

Technology (0.8%)
Tata Consultancy Services Ltd., 0.00%, 08/20/07 (d)	11,200	348,096

Telecommunications (0.9%)
Bharti Tele-Ventures Ltd., 0.00%, 04//27/07 (b) (d)	53,231	381,134

Tobacco (1.1%)
ITC Ltd., 0.00%, 04/30/07 (d)	170,500	455,235

Total Participation Notes		1,636,512

102	Annual Report 2005

Cash Equivalents (2.0%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $848,931)	$848,839	$848,839

Total Cash Equivalents		848,839

Warrants (0.5%)
INDIA (0.5%)
Bharti Televen, expiring 04/27/07 (b)	23,500	168,236
Tata Consultancy, expiring 08/20/07 (b)	1,400	43,527

		211,763

Total Warrants		211,763

Total Investments (Cost $35,358,034) (a) — 95.8%		40,211,284

Other assets in excess of liabilities — 4.2%		1,755,748

NET ASSETS — 100.0%		$41,967,032

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	Preferred Stock.

(d)	Fair valued security.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

At October 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
South African Rand	11/02/05	$3,322	$3,328	$(6)
South African Rand	11/03/05	8,710	8,704	6
South African Rand	11/04/05	18,557	18,593	(36)

Total Short Contracts		$30,589	$30,625	$(36)

Long Contracts:
Hong Kong Dollar	11/02/05	$34,148	$34,153	$5

Total Long Contracts		$34,148	$34,153	$5

See notes to financial statements.

2005 Annual Report	103

Gartmore International Growth Fund

For the annual period ended Oct. 31, 2005, the Gartmore International Growth Fund returned 25.49% (Class A at NAV) versus 20.06% for its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Free excluding U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds was 18.11%.

In economic terms, the reporting period was characterized by all-time nominal highs for oil prices, with inflation creeping upward, as well as strong global growth. Most notable was the record oil price, which peaked at $70.50 per barrel at the end of August. Nevertheless, extreme oil prices did not stoke inflation to the extent expected, partly due to the widespread use of modern, energy-efficient products and partly due to the deflationary effects of cheaper exports from emerging markets, notably China.

Emerging market and Pacific equities performed most impressively during the reporting period, with Latin America delivering a notably robust performance on the back of strong commodity prices. Elsewhere, Japan and Europe (including the United Kingdom) were positive driven by hopes of economic recovery, strong corporate profitability and expectations of higher levels of merger-and-acquisition activity.

We began the period primarily with a large overweight versus the Fund’s benchmark in European securities (including the United Kingdom) at the expense of the Pacific region, although we were also underweight in emerging Europe. As the year progressed, however, we began to scale back our European positions, particularly in the United Kingdom, as growth faded. We are now slightly overweight in the United Kingdom and underweight in the rest of Europe. Our increasingly positive outlook for Japan led us to increase Fund exposure there, and we moved to an overweight Fund position in that country. In fact, Japan is now the Fund’s largest position as well as the Fund’s largest overweight, reflecting our degree of confidence. Our strategy was largely successful, producing a positive effect from country and sector allocation. Canada, Spain, the United Kingdom, and Japan were the largest contributors on this basis. In terms of sectors, selection in telecoms, energy, financials and consumer staples contributed most to Fund performance.

Drilling down to the stock level, our best-performing stocks were primarily concentrated in the energy sector: Suncor Energy Inc., Sasol Ltd., services firm Stolt Offshore S.A. and European refiner OMV AG. In addition, Finnish utility Fortum Corp. also performed strongly. We preferred energy firms since we believed analysts had consistently underestimated the short- to medium-term oil prices. Furthermore, refinery bottlenecks were likely to ensure that downstream product margins would remain strong. We preferred Fortum since the interest-rate outlook for Europe remained benign, supporting equity prices for the sector, which has bond-like qualities due to steady cash flows. Stocks that detracted from overall Fund performance included British airports operator BAA PLC, which has a monopoly on larger U.K. airports. Weakness in the airline sector, primarily through higher fuel costs, weighed on the BAA. Elsewhere, our position in Hynix Semiconductor Inc. detracted from Fund performance. Hynix’s share price was strong during the first half of 2005 but has been weaker since that time. The company left administration by it’s creditors in October 2005, which was well-received, but another global glut in DRAM memory chips in August weighed on Hynix’s share prices in the sector.

We remain positive in our outlook for global growth, retaining our general strategy. Our country and sector stances are built from the bottom up, and, as such, tend to reflect our views in aggregate. We remain overweight in Sweden, Switzerland, the United Kingdom and Ireland, where valuations appear attractive relative to the earnings outlook. Our major underweights include Spain and Germany, where growth is expected to be slower, notwithstanding the resilience of corporate profitability.

The Fund also is underweight in emerging markets, with the notable exception of Korea. The largest overweight, however, remains in Japan, which we believe will benefit from a significant re-rating as global investors rediscover that market’s attractions. In terms of sectors, we prefer textiles and luxury goods, given the undiminished spending power of high-net-worth individuals, and are also overweight in real estate and consumer financials, particularly in Japan, in expectation of a recovery in consumption. The Fund also holds overweight positions in European utilities and airlines, aerospace and defense.

Portfolio Managers:

Brian O’Neill and Ben Walker, CFA

104	Annual Report 2005

Fund Performance	Gartmore International Growth Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	25.49%	1.99%	-0.44%
	w/SC3	18.20%	0.79%	-1.57%
Class B	w/o SC2	24.49%	1.24%	-1.17%
	w/SC4	19.49%	0.85%	-1.36%
Class C5	w/o SC2	24.45%	1.34%	-1.07%
	w/SC6	23.45%	1.34%	-1.07%
Class R7,9		25.37%	1.43%	-0.98%
Institutional Class[8,9]		25.72%	2.28%	-0.16%
Institutional Service Class[9]		25.72%	2.28%	-0.16%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on August 30, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Growth Fund, Morgan Stanley Capital International All Country World Free ex U.S. Index (MSCI AC World ex U.S.)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI AC World Free ex U.S. is an index that contains companies that are replicas of their local markets not including any securities in the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	105

Shareholder Expense Example	Gartmore International Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

International Growth Fund		Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual	$1,000.00	$1,154.20	$9.01	1.66%
	Hypothetical[1]	$1,000.00	$1,016.63	$8.47	1.66%
Class B	Actual	$1,000.00	$1,150.10	$13.01	2.40%
	Hypothetical[1]	$1,000.00	$1,012.90	$12.25	2.40%
Class C	Actual	$1,000.00	$1,149.10	$13.00	2.40%
	Hypothetical[1]	$1,000.00	$1,012.90	$12.25	2.40%
Class R	Actual	$1,000.00	$1,152.30	$9.17	1.69%
	Hypothetical[1]	$1,000.00	$1,016.48	$8.63	1.69%
Institutional Service Class	Actual	$1,000.00	$1,154.10	$7.60	1.40%
	Hypothetical[1]	$1,000.00	$1,017.94	$7.15	1.40%
Institutional Class	Actual	$1,000.00	$1,154.10	$7.60	1.40%
	Hypothetical[1]	$1,000.00	$1,017.94	$7.15	1.40%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

106	Annual Report 2005

Portfolio Summary	Gartmore International Growth Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.5%
Cash Equivalents	2.1%
Other Assets in excess of Liabilities	1.4%

100.0%

Top Industries
Financial Services	12.0%
Banking	10.6%
Oil & Gas	10.2%
Utilities	5.8%
Telecommunications	5.6%
Mining	4.3%
Aerospace & Defense	3.8%
Real Estate	3.8%
Electronics	3.7%
Chemicals	3.5%
Other Industries	36.7%

100.0%

Top Holdings*
Mitsubishi UFJ Financial Group, Inc.	3.5%
Scottish Power PLC	2.8%
Orix Corp.	2.5%
O2 PLC	2.4%
Samsung Electronics Co. Ltd.- GDR	2.3%
Mitsui Fudosan Co. Ltd.	2.2%
Novartis AG	2.2%
Credit Saison Co. Ltd.	2.1%
UBS AG	2.0%
Sumitomo Mitsui Financial Group, Inc.	2.0%
Other Holdings	76.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	107

Statement of Investments

October 31, 2005

Gartmore International Growth Fund

Common Stocks (96.5%)

	Shares	Value

AUSTRALIA (3.4%)
Coal (2.3%)
Excel Coal Ltd. (c)	47,699	$240,831
Felix Resources Ltd. (c)	74,057	141,734

		382,565

Pharmaceuticals (1.1%)
CSL Ltd. (c)	6,470	181,981

		564,546

AUSTRIA (1.6%)
Oil & Gas (1.6%)
OMV AG (c)	4,870	262,730

BRAZIL (1.5%)
Banking (1.5%)
Banco Bradesco S.A.	4,650	241,289

CANADA (3.1%)
Mining (1.3%)
Inco Ltd.	5,410	217,590

Oil & Gas (1.8%)
Suncor Energy, Inc.	5,376	287,740

		505,330

FINLAND (1.4%)
Oil & Gas (1.4%)
Neste Oil (b) (c)	7,539	233,326

FRANCE (6.7%)
Banking (1.6%)
BNP Paribas SA (c)	3,530	267,705

Diversified Operations (1.6%)
LVMH Moet Hennessy SA (c)	3,320	268,866

Food Products & Services (2.1%)
Groupe Danone (c)	3,240	329,298

Utilities (1.4%)
Suez SA (c)	8,640	234,070

		1,099,939

GERMANY (3.4%)
Consumer Goods (1.8%)
Adidas-Salomon AG (c)	1,760	295,280

Utilities (1.6%)
RWE AG (c)	4,100	260,935

		556,215

	Shares	Value

HONG KONG (1.6%)
Real Estate (1.6%)
Cheung Kong (Holdings) Ltd. (c)	25,000	$261,160

IRELAND (3.5%)
Airlines (1.8%)
Ryanair Holdings PLC ADR (b)	5,940	294,445

Beverages (1.7%)
C&C Group PLC (c)	44,690	276,767

		571,212

ITALY (2.5%)
Banking (1.8%)
UniCredito Italiano SPA (c)	52,900	295,374

Oil & Gas (0.7%)
Eni SPA (c)	4,234	113,322

		408,696

JAPAN (25.5%)
Automotive (3.1%)
Suzuki Motor Corp. (c)	14,000	240,766
Toyota Motor Corp. (c)	5,700	264,357

		505,123

Financial Services (12.0%)
Credit Saison Co. Ltd. (c)	7,500	340,338
Matsui Securities Co. Ltd. (c)	28,000	311,170
Mitsubishi UFJ Financial Group, Inc. (c)	45	565,677
Orix Corp. (c)	2,200	412,588
Sumitomo Mitsui Financial Group, Inc. (c)	36	332,533

		1,962,306

Import & Export (1.8%)
Mitsubishi Corp. (c)	14,900	289,799

Internet Security (1.4%)
Nippon Electric Glass Co. Ltd. (c)	12,000	229,754

Mining (1.5%)
Nippon Minings Holdings, Inc. (c)	32,500	241,335

Real Estate (2.2%)
Mitsui Fudosan Co. Ltd. (c)	22,000	360,205

Textile Products (1.7%)
Toray Industries, Inc. (c)	50,000	277,469

Tobacco (1.8%)
Japan Tobacco, Inc. (c)	19	300,426

		4,166,417

108	Annual Report 2005

Common Stocks (continued)

	Shares	Value

KOREA (5.4%)
Banking (1.7%)
Kookmin Bank ADR	4,740	$276,911

Electronics (3.7%)
Hynix Semiconductor, Inc. (b) (c)	12,580	231,621
Samsung Electronics Co. Ltd. — GDR	1,420	381,625

		613,246

		890,157

NETHERLANDS (1.3%)
Food (1.3%)
Koninlijke Numico NV (b) (c)	5,232	211,885

NORWAY (1.5%)
Oil & Gas (1.5%)
Statoil ASA (c)	11,080	246,037

SOUTH AFRICA (1.5%)
Oil & Gas (1.5%)
Sasol Ltd. (c)	7,610	240,609

SWEDEN (3.6%)
Banking (2.0%)
Skandiaviska Enskilda Banken AB, Series A (c)	17,690	330,096

Telecommunications (1.6%)
LM Ericsson, Class B (c)	81,470	267,044

		597,140

SWITZERLAND (7.9%)
Banking (2.0%)
UBS AG (c)	3,900	332,583

Chemicals (2.0%)
Syngenta AG (c)	3,070	329,782

Luxury Goods (1.7%)
Compagnie Financiere Richemont AG (c)	7,510	285,779

Pharmaceuticals (2.2%)
Novartis AG (c)	6,640	357,223

		1,305,367

	Shares or Principal Amount	Value

UNITED KINGDOM (21.1%)
Aerospace & Defense (3.8%)
BAE Systems PLC (c)	52,010	$304,302
Rolls-Royce Group PLC (c)	50,170	324,238

		628,540

Chemicals (1.5%)
Filtrona PLC (c)	51,510	245,929

Metals (1.5%)
Vedanta Resources PLC (c)	23,720	238,216

Mining (1.5%)
Rio Tinto PLC (c)	6,450	245,717

Oil & Gas (1.7%)
BP PLC (c)	25,144	278,508

Telecommunications (4.0%)
O2 PLC (c)	109,510	398,876
Virgin Mobile Holdings PLC (c)	45,340	240,795

		639,671

Transportation (2.8%)
BAA PLC (c)	15,310	166,315
British Airways PLC (b) (c)	53,030	283,317

		449,632

Utilities (2.8%)
Scottish Power PLC (c)	47,080	460,720

Water & Sewage Services (1.5%)
Pennon Group PLC (c)	13,404	253,890

		3,440,825

Total Common Stocks		15,802,878

Cash Equivalents (2.1%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $335,106)	$335,069	335,069

Total Cash Equivalents		335,069

2005 Annual Report	109

Statement of Investments (Continued)

October 31, 2005

Gartmore International Growth Fund (Continued)

Cash Equivalents (continued)

Value
Total Investments (Cost $15,006,658) (a) — 98.6%	$16,137,947

Other assets in excess of liabilities — 1.4%	236,803

NET ASSETS — 100.0%	$16,374,750

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair Valued Security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See notes to financial statements.

110	Annual Report 2005

Statement of Assets and Liabilities

October 31, 2005

	Gartmore China Opportunities Fund	Gartmore Emerging Markets Fund	Gartmore International Growth Fund
Assets:
Investments, at value (cost $10,497,091; $34,509,195; and $14,671,589; respectively)	$10,142,735	$39,362,445	$15,802,878
Repurchase agreements, at cost and value	—	848,839	335,069

Total Investment	10,142,735	40,221,284	16,137,947

Foreign currency, at value (cost $291,438; $1,167,212 and $25,689; respectively)	291,522	1,163,275	25,376
Interest and dividends receivable	6,439	88,354	20,421
Receivable for capital shares issued	11,595	113,129	4,397
Receivable for investments sold	976,050	921,529	216,537
Unrealized appreciation on forward foreign currency contracts	—	37	2,994
Reclaims receivable	—	63	7,011
Prepaid expenses and other assets	16,059	21,973	23,472

Total Assets	11,444,400	42,519,644	16,438,155

Liabilities:
Payable to custodian	1,058,880	193,595	20,554
Payable to adviser	3,624	19,216	20,404
Payable for investments purchased	76,690	238,433	—
Unrealized depreciation on forward foreign currency contracts	7	83	—
Payable for capital shares redeemed	9,626	38,872	498
Accrued expenses and other payables
Investment advisory fees	13,259	41,089	12,502
Fund administration and transfer agent fees	2,531	4,462	3,825
Distribution fees	2,055	11,648	4,796
Administrative servicing fees	821	2,908	326
Trustee fees	26	90	28
Other	817	2,216	472

Total Liabilities	1,168,336	552,612	63,405

Net Assets	$10,276,064	$41,967,032	$16,374,750

Represented by:
Capital	$9,794,993	$32,264,498	$15,911,775
Accumulated net investment income (loss)	13,173	79	(2,346)
Accumulated net realized gains (losses) from investment and foreign currency transactions	822,163	4,850,818	(672,173)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(354,265)	4,851,637	1,137,494

Net Assets	$10,276,064	$41,967,032	$16,374,750

See notes to financial statements.

2005 Annual Report	111

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore China Opportunities Fund		Gartmore Emerging Markets Fund	Gartmore International Growth Fund
Net Assets:
Class A Shares	$2,846,588		$22,008,897	$7,979,358
Class B Shares	315,014		4,062,377	3,443,741
Class C Shares	1,258,055		4,301,890	272,228
Class R Shares	1,172		9,295	1,311
Institutional Service Class Shares	1,169		8,953,766	3,305,878
Institutional Class Shares	5,854,066		2,630,806	1,372,234

Total	$10,276,064		$41,967,032	$16,374,750

Shares outstanding (unlimited number of shares authorized):
Class A Shares	252,986		1,475,602	823,572
Class B Shares	28,146		280,598	368,365
Class C Shares	112,379		292,845	28,963
Class R Shares	104		638	139
Institutional Service Class Shares	104		591,462	337,035
Institutional Class Shares	519,494		173,783	139,897

Total	913,213		2,814,928	1,697,971

Net asset value and redemption price per share:
Class A Shares	$11.25		$14.92	$9.69
Class B Shares (a)	$11.19		$14.48	$9.35
Class C Shares (b)	$11.19		$14.69	$9.40
Class R Shares	$11.23	(c)	$14.57	$9.41	(c)
Institutional Service Class Shares	$11.25	(c)	$15.14	$9.81
Institutional Class Shares	$11.27		$15.14	$9.81

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.94		$15.82	$10.28

Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding does not equal the NAV.

See notes to financial statements.

112	Annual Report 2005

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore China Opportunities Fund	Gartmore Emerging Markets Fund	Gartmore International Growth Fund
INVESTMENT INCOME:
Interest income	$4,781	$15,855	$10,079
Dividend income (net of foreign withholding tax $0; $67,070; and $29,418; respectively)	265,569	761,378	270,109

Total Income	270,350	777,233	280,188

Expenses:
Investment advisory fees	119,186	334,734	104,734
Fund administration and transfer agent fees	33,542	56,788	30,230
Distribution fees Class A	5,654	42,699	10,778
Distribution fees Class B	2,252	35,327	30,952
Distribution fees Class C	10,698	31,804	1,445
Distribution fees Class R	4	6	4
Administrative servicing fees Class A	749	13,108	650
Administrative servicing fees Class R	2	—	—
Administrative servicing fees Institutional Service Class	1	—	—
Registration and filing fees	62,975	61,232	54,818
Trustee fees	348	1,207	427
Other	16,361	44,290	6,339

Total expenses before reimbursed expenses	251,772	621,195	240,377
Earnings credit (Note 5)	(36)	(1,201)	(346)
Expenses reimbursed	(66,130)	—	(37,930)

Total Expenses	185,606	619,994	202,101

Net Investment Income (Loss)	84,744	157,239	78,087

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	825,122	4,974,024	1,819,563
Net realized gains (losses) on foreign currency transactions	(4,876)	(94,823)	9,505

Net realized gains (losses) on investment and foreign currency transactions	820,246	4,879,201	1,829,068
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(800,447)	2,879,080	492,604

Net realized/unrealized gains (losses) on investments and foreign currencies	19,799	7,758,281	2,321,672

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$104,543	$7,915,520	$2,399,759

See notes to financial statements.

2005 Annual Report	113

Statements of Changes in Net Assets

	Gartmore China Opportunities Fund		Gartmore Emerging Markets Fund
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$84,744	$10,978	$157,239	$60,244
Net realized gains (losses) on investment and foreign currency transactions	820,246	237,829	4,879,201	2,261,787
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(800,447)	446,182	2,879,080	(553,350)

Change in net assets resulting from operations	104,543	694,989	7,915,520	1,768,681

Distributions to Class A Shareholders from:
Net investment income	(15,757)	(1,204)	(56,787)	(48,254)
Net realized gain on investments	(44,331)	—	(975,437)	—

Distributions to Class B Shareholders from:
Net investment income	(1,010)	(5)	(1,826)	(3,983)
Net realized gain on investments	(3,240)	—	(207,463)	—

Distributions to Class C Shareholders from:
Net investment income	(3,793)	—	(1,199)	(3,008)
Net realized gain on investments	(23,795)	—	(173,966)	—

Distributions to Class R Shareholders from:
Net investment income	(7)	(1)	(4)	(3	)(b)
Net realized gain on investments	(36)	—	(76)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(9)	(2)	(41,434)	(16,749)
Net realized gain on investments	(34)	—	(267,430)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(49,459)	(11,473)	(12,375)	(831	)(a)
Net realized gain on investments	(169,694)	—	(58,885)	—

Change in net assets from shareholder distributions	(311,165)	(12,685)	(1,796,882)	(72,828)

Change in net assets from capital transactions	3,757,800	6,042,582	12,859,182	7,033,976

Change in net assets	3,551,178	6,724,886	18,977,820	8,729,829

Net Assets:
Beginning of period	6,724,886	—	22,989,212	14,259,383

End of period	$10,276,064	$6,724,886	$41,967,032	$22,989,212

Accumulated net investment income (loss)	$13,173	$(2,049)	$79	$(95)

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

See notes to financial statements.

114	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore International Growth Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$78,087	$(9,044)
Net realized gains (losses) on investment and foreign currency transactions	1,829,068	857,341
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	492,604	(22,049)

Change in net assets resulting from operations	2,399,759	826,248

Distributions to Class A Shareholders from:
Net investment income	(31,300)	—

Distributions to Class B Shareholders from:
Net investment income	(19,754)	—

Distributions to Class C Shareholders from:
Net investment income	(735)	—

Distributions to Class R Shareholders from:
Net investment income	(11)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(32,202)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(6,631)	—

Change in net assets from shareholder distributions	(90,633)	—

Change in net assets from capital transactions	5,343,666	541,965

Change in net assets	7,652,792	1,368,213

Net Assets:
Beginning of period	8,721,958	7,353,745

End of period	$16,374,750	$8,721,958

Accumulated net investment income (loss)	$(2,346)	$695

See notes to financial statements.

2005 Annual Report	115

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore China Opportunities Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.25	1.26	(0.02)	–	(0.02)	$11.24	12.61%	(e)	$1,029	1.95%	(f)	0.37%	(f)	5.57%	(f)	(3.25%	)(f)	50.76%
Year Ended October 31, 2005	$11.24	0.09	0.33	0.42	(0.07)	(0.34)	(0.41)	$11.25	3.58%		$2,847	2.01%		0.95%		2.68%		0.28%		130.48%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.23	1.24	(0.01)	–	(0.01)	$11.23	12.38%	(e)	$19	2.65%	(f)	(0.14%	)(f)	6.09%	(f)	(3.57%	)(f)	50.76%
Year Ended October 31, 2005	$11.23	0.03	0.31	0.34	(0.04)	(0.34)	(0.38)	$11.19	2.82%		$315	2.74%		0.33%		3.41%		(0.34%	)	130.48%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	1.24	1.23	–	–	–	$11.23	12.30%	(e)	$38	2.65%	(f)	(1.42%	)(f)	6.93%	(f)	(5.69%	)(f)	50.76%
Year Ended October 31, 2005	$11.23	0.02	0.31	0.33	(0.03)	(0.34)	(0.37)	$11.19	2.79%		$1,258	2.73%		0.24%		3.42%		(0.45%	)	130.48%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	1.24	1.25	(0.01)	–	(0.01)	$11.24	12.46%	(e)	$1	2.40%	(f)	(0.18%	)(f)	4.86%	(f)	(2.64%	)(f)	50.76%
Year Ended October 31, 2005	$11.24	0.06	0.33	0.39	(0.06)	(0.34)	(0.40)	$11.23	3.29%		$1	2.22%		0.49%		2.87%		(0.16%	)	130.48%

Institutional Sevice Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27	(0.02)	–	(0.02)	$11.25	12.74%	(e)	$1	1.70%	(f)	0.51%	(f)	3.97%	(f)	(1.75%	)(f)	50.76%
Year Ended October 31, 2005	$11.25	0.09	0.34	0.43	(0.09)	(0.34)	(0.43)	$11.25	3.63%		$1	1.82%		0.84%		2.48%		0.18%		130.48%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	1.25	1.27	(0.02)	–	(0.02)	$11.25	12.74%	(e)	$5,637	1.65%	(f)	0.59%	(f)	4.17%	(f)	(1.93%	)(f)	50.76%
Year Ended October 31, 2005	$11.25	0.12	0.34	0.46	(0.10)	(0.34)	(0.44)	$11.27	3.86%		$5,854	1.72%		0.98%		2.41%		0.29%		130.48%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

116	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Emerging Markets Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.11	0.01	—	(2.14)	(2.13)	—	—	—	$5.98	(26.24%	)	$1,066	2.15%		0.18%		5.93%		(3.60%	)	97.85%
Year Ended October 31, 2002	$5.98	(0.03)	—	0.85	0.82	—	—	—	$6.80	13.71%		$1,996	2.01%		(0.49%	)	2.41%		(0.89%	)	57.86%
Year Ended October 31, 2003	$6.80	0.03	—	3.71	3.74	—	—	—	$10.54	55.00%		$9,070	1.88%		0.61%		2.45%		0.05%		146.04%
Year Ended October 31, 2004	$10.54	0.05	0.03	1.70	1.78	(0.05)	—	(0.05)	$12.27	16.97%		$13,898	1.88%		0.41%		1.99%		0.31%		134.11%
Year Ended October 31, 2005	$12.27	0.08	—	3.47	3.54	(0.05)	(0.85)	(0.90)	$14.92	30.02%		$22,012	1.84%		0.55%	(i)		(i)		(i)	135.40%

Class B Shares
Year Ended October 31, 2001	$8.10	(0.03)	—	(2.13)	(2.16)	—	—	—	$5.94	(26.67%	)	$1,164	2.75%		(0.40%	)	6.67%		(4.32%	)	97.85%
Year Ended October 31, 2002	$5.94	(0.08)	—	0.85	0.77	—	—	—	$6.71	12.96%		$1,443	2.71%		(1.18%	)	3.22%		(1.69%	)	57.86%
Year Ended October 31, 2003	$6.71	—	—	3.62	3.62	—	—	—	$10.33	53.95%		$2,010	2.55%		0.07%		3.18%		(0.56%	)	146.04%
Year Ended October 31, 2004	$10.33	(0.03)	0.03	1.67	1.67	(0.02)	—	(0.02)	$11.98	16.14%		$2,900	2.55%		(0.27%	)	2.65%		(0.37%	)	134.11%
Year Ended October 31, 2005	$11.98	(0.01)	—	3.37	3.36	(0.01)	(0.85)	(0.86)	$14.48	29.30%		$4,063	2.52%		(0.11%	)(i)		(i)		(i)	135.40%

Class C Shares
Period Ended October 31, 2001 (d)	$7.57	(0.01)	—	(1.54)	(1.55)	—	—	—	$6.02	(20.48%	)(g)	$10	2.75%	(h)	(0.85%	)(h)	8.68%	(h)	(6.78%	)(h)	97.85%
Year Ended October 31, 2002	$6.02	(0.08)	—	0.86	0.78	—	—	—	$6.80	12.96%		$15	2.72%		(1.12%	)	3.28%		(1.68%	)	57.86%
Year Ended October 31, 2003	$6.80	—	—	3.67	3.67	—	—	—	$10.47	53.97%		$1,398	2.55%		(0.12%	)	2.95%		(0.52%	)	146.04%
Year Ended October 31, 2004	$10.47	(0.02)	0.03	1.68	1.69	(0.02)	—	(0.02)	$12.14	16.21%		$2,217	2.55%		(0.16%	)	2.64%		(0.25%	)	134.11%
Year Ended October 31, 2005	$12.14	(0.01)	—	3.42	3.41	(0.01)	(0.85)	(0.86)	$14.69	29.20%		$4,302	2.51%		(0.11%	)(i)		(i)		(i)	135.40%

Class R Shares
Period Ended October 31, 2004 (e)	$11.20	0.03	0.03	0.78	0.84	(0.03)	—	(0.03)	$12.01	7.50%	(g)	$1	2.15%	(h)	0.26%	(h)	2.28%	(h)	0.13%	(h)	134.11%
Year Ended October 31, 2005	$12.01	0.04	—	3.41	3.45	(0.04)	(0.85)	(0.89)	$14.57	30.11%		$9	1.82%		0.16%	(i)		(i)		(i)	135.40%

Institutional Service Class Shares
Year Ended October 31, 2001	$8.11	0.04	—	(2.13)	(2.09)	(0.01)	—	(0.01)	$6.01	(25.81%	)	$1,004	1.82%		0.49%		5.60%		(3.29%	)	97.85%
Year Ended October 31, 2002	$6.01	(0.02)	—	0.87	0.85	—	—	—	$6.86	14.14%		$1,145	1.73%		(0.21%	)	2.24%		(0.72%	)	57.86%
Year Ended October 31, 2003	$6.86	0.08	—	3.72	3.80	—	—	—	$10.66	55.39%		$1,781	1.55%		1.07%		2.18%		0.44%		146.04%
Year Ended October 31, 2004	$10.66	0.09	0.03	1.72	1.84	(0.07)	—	(0.07)	$12.43	17.25%		$3,737	1.55%		0.81%		1.66%		0.70%		134.11%
Year Ended October 31, 2005	$12.43	0.10	—	3.54	3.64	(0.08)	(0.85)	(0.93)	$15.14	30.60%		$8,955	1.50%		0.83%	(i)		(i)		(i)	135.40%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$11.26	0.03	0.03	1.15	1.21	(0.04)	—	(0.04)	$12.43	10.79%	(g)	$236	1.55%	(h)	0.81%	(h)	1.71%	(h)	0.65%	(h)	134.11%
Year Ended October 31, 2005	$12.43	0.11	—	3.53	3.64	(0.08)	(0.85)	(0.93)	$15.14	30.60%		$2,631	1.49%		0.92%	(i)		(i)		(i)	135.40%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/ reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(f) For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g) Not annualized.
(h)Annualized.
(i) There were no fee reductions during the period.

See notes to financial statements.

2005 Annual Report	117

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore International Growth Fund

		Investment Activities				Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.86	(0.02)	—	(2.65)	(2.67)	—	—	$6.19	(30.14%	)	$2,156	1.85%		(0.30%	)	4.01%		(2.46%	)	236.28%
Year Ended October 31, 2002	$6.19	0.01	—	(0.82)	(0.81)	—	—	$5.38	(13.09%	)	$1,965	1.76%		0.20%		2.10%		(0.14%	)	226.70%
Year Ended October 31, 2003	$5.38	(0.01)	0.03	1.58	1.60	—	—	$6.98	29.74%		$2,592	1.65%		0.39%		2.37%		(0.33%	)	304.72%
Year Ended October 31, 2004	$6.98	0.01	0.01	0.79	0.81	—	—	$7.79	11.60%		$3,096	1.65%		0.06%		2.10%		(0.38%	)	262.09%
Year Ended October 31, 2005	$7.79	0.08	—	1.90	1.98	(0.08)	(0.08)	$9.69	25.49%		$7,980	1.65%		0.74%		1.90%		0.50%		247.22%

Class B Shares
Year Ended October 31, 2001	$8.85	(0.07)	—	(2.64)	(2.71)	—	—	$6.14	(30.62%	)	$2,078	2.45%		(0.89%	)	4.75%		(3.19%	)	236.28%
Year Ended October 31, 2002	$6.14	(0.03)	—	(0.81)	(0.84)	—	—	$5.30	(13.68%	)	$1,840	2.46%		(0.50%	)	2.85%		(0.89%	)	226.70%
Year Ended October 31, 2003	$5.30	(0.05)	0.03	1.54	1.52	—	—	$6.82	28.68%		$2,395	2.40%		(0.36%	)	3.12%		(1.08%	)	304.72%
Year Ended October 31, 2004	$6.82	(0.05)	0.01	0.78	0.74	—	—	$7.56	10.85%		$2,695	2.40%		(0.70%	)	2.84%		(1.14%	)	262.09%
Year Ended October 31, 2005	$7.56	0.01	—	1.83	1.84	(0.05)	(0.05)	$9.35	24.49%		$3,444	2.40%		0.12%		2.81%		(0.30%	)	247.22%

Class C Shares
Period Ended October 31, 2001 (d)	$7.72	(0.02)	—	(1.53)	(1.55)	—	—	$6.17	(20.08%	)(g)	$10	2.45%	(h)	(1.10%	)(h)	6.72%	(h)	(5.37%	)(h)	236.28%
Year Ended October 31, 2002	$6.17	(0.03)	—	(0.81)	(0.84)	—	—	$5.33	(13.61%	)	$10	2.46%		(0.53%	)	2.95%		(1.02%	)	226.70%
Year Ended October 31, 2003	$5.33	(0.05)	0.03	1.55	1.53	—	—	$6.86	28.71%		$16	2.40%		(0.37%	)	3.12%		(1.09%	)	304.72%
Year Ended October 31, 2004	$6.86	(0.01)	0.01	0.74	0.74	—	—	$7.60	10.79%		$112	2.40%		(0.23%	)	2.87%		(0.70%	)	262.09%
Year Ended October 31, 2005	$7.60	0.03	—	1.82	1.85	(0.05)	(0.05)	$9.40	24.45%		$272	2.40%		0.10%		2.69%		(0.19%	)	247.22%

Class R Shares
Period Ended October 31, 2004 (e)	$7.25	0.02	0.01	0.30	0.33	—	—	$7.58	4.55%	(g)	$1	2.00%	(h)	0.31%	(h)	2.65%	(h)	(0.33%	)(h)	262.09%
Year Ended October 31, 2005	$7.58	0.07	—	1.86	1.93	(0.10)	(0.10)	$9.41	25.37%		$1	1.68%		0.81%		2.31%		0.18%		247.22%

Institutional Service Class Shares
Year Ended October 31, 2001	$8.86	—	—	(2.64)	(2.64)	—	—	$6.22	(29.80%	)	$2,073	1.52%		0.03%		3.72%		(2.17%	)	236.28%
Year Ended October 31, 2002	$6.22	0.03	—	(0.83)	(0.80)	—	—	$5.42	(12.86%	)	$1,807	1.48%		0.48%		1.85%		0.11%		226.70%
Year Ended October 31, 2003	$5.42	0.01	0.03	1.59	1.63	—	—	$7.05	30.07%		$2,350	1.40%		0.64%		2.12%		(0.08%	)	304.72%
Year Ended October 31, 2004	$7.05	0.02	0.01	0.81	0.84	—	—	$7.89	11.91%		$2,629	1.40%		0.30%		1.84%		(0.14%	)	262.09%
Year Ended October 31, 2005	$7.89	0.11	—	1.91	2.02	(0.10)	(0.10)	$9.81	25.72%		$3,306	1.40%		1.12%		1.82%		0.70%		247.22%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$7.51	—	0.01	0.37	0.38	—	—	$7.89	5.06%	(g)	$189	1.40%	(h)	0.03%	(h)	1.94%	(h)	(0.52%	)(h)	262.09%
Year Ended October 31, 2005	$7.89	0.11	—	1.91	2.02	(0.10)	(0.10)	$9.81	25.72%		$1,372	1.40%		1.11%		1.61%		0.90%		247.22%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(f)	For period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

118	Annual Report 2005

Gartmore Convertible Fund

For the annual period ended Oct. 31, 2005, the Gartmore Convertible Fund (Class A at NAV) returned 6.32% versus 2.57% for its benchmark, the Goldman Sachs Convertible 100 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Convertible Security Funds was 6.76%.

After getting off to a strong start at the end of 2004, convertible securities struggled through the middle of May 2005. Some of the weakness for convertibles in absolute returns during this period was due to the selling of convertibles by funds unwinding arbitrage positions. A tapering off of this selling, along with an advancing stock market, provided a favorable backdrop for convertibles from mid-May through the end of July. Convertibles weakened again in August, as the price of crude oil made a run at the $70-per-barrel level and Hurricane Katrina swept through the Gulf Coast. The market remained on the defensive through September and October, as hurricanes Rita and Wilma made landfall. These events simultaneously prompted heightened concerns about slowing economic growth and fears of worsening inflation because of energy supply disruptions. Although convertibles generally lost ground in October, the Fund’s performance held up better than that of the benchmark Index due primarily to the Fund’s more-conservative positioning.

Relative to the benchmark Index, the Fund was helped by our security selection in information technology and industrials. In technology, the Fund’s holdings in Corning Inc. and Motorola, Inc. both turned in strong performances for the Fund, with Corning experiencing strong demand for its glass products from the makers of flat-panel displays. Meanwhile, Motorola posted healthy sales and earnings growth driven by brisk sales of its sleek Razr wireless handset. In industrials, our positions in Regal-Beloit Corp., a manufacturer of electric motors, and Fluor Corp., a construction and engineering services provider, were beneficial to Fund performance.

The consumer discretionary sector was the biggest detractor from Fund performance. Within that sector, the Fund’s holdings in Tower Automotive, Inc. hurt Fund results. Fortunately, we liquidated this position well before the auto parts maker filed for Chapter 11 bankruptcy protection for its U.S. operations in February 2005. The financials sector also held back Fund performance as reinsurer Platinum Underwriters Holdings, Ltd. struggled due to weaker-than-expected financial results stemming from 2005’s severe hurricane season. In addition, the Fund’s relative performance in the financials sector was hurt by the fact that the Fund held no position in two equity-sensitive issues that were part of the benchmark and performed well. We had avoided these two issues due to their unfavorable risk/reward profile.

We look for a reasonably favorable environment for convertible securities for the near term. Investments in a number of asset classes, including convertibles, could get a boost as we approach the end of the Federal Reserve Board’s period of “measured” interest-rate hikes, an event expected to occur at some point during the first half of 2006. Ben Bernanke, who is taking over the Fed after current chairman Alan Greenspan retires at the end of January 2006, is a highly regarded economist who should command considerable respect from investors. Energy prices, of course, will continue to be an important wild card, and we will be vigilant about protecting the Fund from damage by companies sensitive to high energy costs. Over complete market cycles, we are confident that our conservative, value-oriented strategy should add value for our shareholders.

Portfolio Managers:

Jeremiah O’Grady and Charles Wright

2005 Annual Report	119

Fund Performance	Gartmore Convertible Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A2	w/o SC3	6.32%	2.94%
	w/SC4	0.18%	-0.32%
Class B2	w/o SC3	5.52%	2.07%
	w/SC5	0.52%	-0.08%
Class C2	w/o SC3	5.48%	2.08%
	w/SC6	5.48%	2.08%
Class R7,8		6.16%	2.47%
Institutional Service Class[2,8]		6.50%	3.10%
Institutional Class[8]		6.50%	3.10%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 2003.

[2]	These returns until the creation of Class A, B, C and Institutional Service shares (1/20/04) include the performance of the Fund’s Institutional Class shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class A, B, C and Institutional Service shares would have produced because Class A, B, C and Institutional Service shares invest in the same portfolio of securities as Institutional Class shares.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (5/14/04) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class R shares would have produced because Class R shares invest in the same portfolio of securities as Class B shares.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Institutional Class shares of the Gartmore Convertible Fund, Goldman Sachs Convertible 100 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Goldman Sachs Convertible 100 Index is an unmanaged index with a target of 100 securities, including convertible bonds, preferreds, and mandatory convertible securities.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

120	Annual Report 2005

Shareholder Expense Example	Gartmore Convertible Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Convertible Bond Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,064.40	$6.30	1.21%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.21%
Class B	Actual		$1,000.00	$1,060.90	$10.18	1.96%
	Hypothetical	[1]	$1,000.00	$1,015.12	$10.00	1.96%
Class C	Actual		$1,000.00	$1,060.60	$10.18	1.96%
	Hypothetical	[1]	$1,000.00	$1,015.12	$10.00	1.96%
Class R	Actual		$1,000.00	$1,064.40	$7.08	1.36%
	Hypothetical	[1]	$1,000.00	$1,018.14	$6.94	1.36%
Institutional Service Class	Actual		$1,000.00	$1,065.90	$5.00	0.96%
	Hypothetical	[1]	$1,000.00	$1,020.16	$4.90	0.96%
Institutional Class	Actual		$1,000.00	$1,065.90	$5.00	0.96%
	Hypothetical	[1]	$1,000.00	$1,020.16	$4.90	0.96%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	121

Portfolio Summary	Gartmore Convertible Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Convertible Bonds	57.4%
Convertible Preferred Stock	32.4%
Cash Equivalents	13.9%
Liabilities in excess of Other Assets	-3.7%

100.0%

Top Industries
Insurance	12.7%
Diversified Financial Services	7.9%
Pharmaceuticals	7.9%
Aerospace & Defense	7.5%
Computers	5.0%
Medical	4.2%
Gold Mining	4.2%
Savings & Loans	3.8%
Semiconductors	3.4%
Broadcast Media	2.8%
Other Industries	40.6%

100.0%

Top Holdings*
EMC Corp., 4.50%, 04/01/07	5.0%
Wyeth, 3.32%, 01/15/24	3.9%
Placer Dome, Inc., 2.75%, 10/15/23	3.6%
Lockheed Martin Corp., 3.54%, 08/15/33	3.3%
American Express Credit Corp., 1.85%, 12/01/33	3.2%
Travelers Property Casualty	3.0%
Sovereign Cap Trust IV	2.9%
Liberty Media Corp., 3.50%, 01/15/31	2.8%
Centerpointe Energy, Inc.	2.8%
SLM Corp., 3.60%, 07/25/35	2.6%
Other Holdings	66.9%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

122	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Convertible Fund

Convertible Bonds (57.4%)

	Principal Amount	Value

Aerospace & Defense (5.7%)
EDO Corp., 5.25%, 04/15/07	$1,105,000	$1,142,294
Lockheed Martin Corp., 3.54%, 08/15/33	1,485,000	1,558,269

		2,700,563

Apparel (1.9%)
Reebok International Ltd., 2.00%, 05/01/24	795,000	890,400

Banking (1.9%)
Euronet Worldwide, Inc., 3.50%, 10/15/25 (b)	940,000	917,675

Broadcast Media (2.8%)
Liberty Media Corp., 3.50%, 01/15/31	1,395,000	1,353,150

Computer Equipment (1.7%)
Maxtor Corp., 6.80%, 04/30/10	835,000	808,906

Computers (5.0%)
EMC Corp., 4.50%, 04/01/07	2,260,000	2,387,125

Consulting Services (1.5%)
FTI Consulting, 3.75%, 07/15/12 (b)	630,000	700,088

Diversified Financial Services (5.8%)
American Express Credit Corp., 1.85%, 12/01/33	1,440,000	1,517,399
SLM Corp., 3.60%, 07/25/35	1,195,000	1,238,379

		2,755,778

Gold Mining (4.2%)
Agnico Eagle Mines, 4.50%, 02/15/12	310,000	322,400
Placer Dome, Inc., 2.75%, 10/15/23	1,530,000	1,704,038

		2,026,438

Hotels & Motels (1.0%)
Hilton Hotels Corp., 3.38%, 04/15/23	430,000	457,950

Insurance (3.7%)
Conseco, Inc., 3.50%, 09/30/35 (b)	645,000	639,356
PMI Group, Inc., 2.50%, 07/15/21	1,110,000	1,137,750

		1,777,106

	Principal Amount	Value

Manufacturing (1.7%)
Danaher Corp., 1.71%, 01/22/21	$1,045,000	$824,244

Medical (4.2%)
Health Management Association, 1.50%, 08/01/23	800,000	805,000
Manor Care, Inc., 2.13%, 08/01/35 (b)	1,215,000	1,224,113

		2,029,113

Pharmaceuticals (7.9%)
Axcan Pharma, Inc., 4.25%, 04/15/08	660,000	715,275
Ivax Corp., 4.50%, 05/15/08	1,180,000	1,180,000
Wyeth, 3.32%, 01/15/24	1,800,000	1,845,161

		3,740,436

Semiconductors (3.4%)
Advanced Micro Devices, 4.75%, 02/01/22	400,000	438,000
LSI Logic, 4.00%, 05/15/10	615,000	597,319
Skyworks Solutions, 4.75%, 11/15/07	625,000	609,375

		1,644,694

Software (1.1%)
Open Solutions, Inc., 1.47%, 02/02/35 (b)	250,000	129,375
Open Solutions, Inc., 1.47%, 02/02/35	784,000	405,720

		535,095

Telecommunication Equipment (2.5%)
Lucent Technologies, 2.75%, 06/15/23	530,000	555,175
Lucent Technologies, 8.00%, 08/01/31	635,000	653,256

		1,208,431

Telecommunications (1.4%)
ADC Telecommunications, 2.24%, 06/15/13	740,000	692,825

Total Convertible Bonds		27,450,017

2005 Annual Report	123

Statement of Investments (Continued)

October 31, 2005

Gartmore Convertible Fund (Continued)

Convertible Preferred Stocks (32.4%)

	Shares or Principal Amount	Value

Aerospace & Defense (1.8%)
Northrop Grumman Corp., 7.00%, 04/04/21	7,200	$855,000

Building Materials (2.5%)
TXI Capital Trust I, 5.50%, 06/30/28	23,140	1,209,065

Chemicals (2.7%)
Celanese Corp., 4.25%, 12/31/49	22,905	604,119
Huntsman Corp., 5.00%, 02/16/06	16,075	709,310

		1,313,429

Crude Petroleum & Natural Gas (1.5%)
Chesapeake Energy Corp., 4.50%, 12/31/49	6,900	708,113

Diversified Financial Services (2.1%)
Marshall & Ilsley Corp., 6.50%, 08/15/07	38,300	1,009,205

Energy (2.8%)
Centerpointe Energy, Inc., 2.00%, 09/15/29	38,300	1,323,495

Healthcare Products (1.7%)
Baxter International, Inc., 7.00%, 02/16/06	14,850	803,756

Insurance (9.0%)
Genworth Financial, Inc., 6.00%, 05/16/07	31,350	1,098,190
Reinsurance Group of America, Inc., 5.75%, 12/15/50	11,250	666,563
Scottish RE Group Ltd., 5.88%, 05/21/07	21,250	597,975
Travelers Property Casualty, 4.50%, 04/15/32	57,415	1,432,503
XL Capital Ltd., 6.50%, 05/15/07	23,000	492,660

		4,287,891

Mining (0.8%)
Freeport — MC Corp., 5.50%, 12/31/49	360	395,775

Real Estate Investment Trusts (1.3%)
Simon Property Group LP, 6.00%, 12/31/49	10,300	638,600

	Shares or Principal Amount	Value
Rental & Leasing (2.4%)
Hanover Compress Cap Trust, 7.25%, 12/14/29	23,925	1,136,438

Savings & Loans (3.8%)
Sovereign Cap Trust IV, 4.38%, 03/01/34	30,750	1,372,219
Washington Mutual Capital Trust I, 5.38%, 05/21/07	8,370	426,661

		1,798,880

Total Convertible Preferred Stocks		15,479,647

Cash Equivalents (13.9%)
	Principal Amount	Value

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $6,619,608)	$6,618,892	$6,618,892

Total Cash Equivalents		6,618,892

Total Investments (Cost $49,253,331) (a) — 103.7%		49,548,556

Liabilities in excess of other assets — (3.7)%		(1,766,801)

NET ASSETS — 100.0%		$47,781,755

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents a restricted security acquired and eligible for resale under Rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

124	Annual Report 2005

Gartmore High Yield Bond Fund

For the annual period ended Oct. 31, 2005, the Gartmore High Yield Bond Fund (Class A at NAV) returned 2.23% versus 3.54% for its benchmark, the Citigroup High-Yield Market Index. For broader comparison, the average return for the Fund’s Lipper peer category of High Current Yield Funds was 3.25%.

The high-yield market struggled during the period, with both the Fund and its benchmark Index posting a negative principal return that offset a significant part of the average coupon rate of approximately 8%. Challenges for the market included upward pressure on yields due to ample supply of high-yield securities, stretched valuations at the end of 2004 and the well-publicized problems of issuers in the auto industry.

The container industry had the most negative impact on Fund performance. Most of the Fund’s underperformance was caused by holdings in Pliant Corp., a manufacturer of flexible packaging made from resin, a petroleum product. Hurricane damage to Gulf Coast crude oil production and refinery facilities led to skyrocketing resin prices, and Pliant was unable to pass along the higher cost to its customers. An underweighting in the broadband industry also hurt Fund performance, as did unfavorable security selection in the paper and forest segment. In the finance sector, the Fund unfortunately owned securities in Refco Finance Holdings when Refco’s chief executive officer was arrested for fraud; we subsequently liquidated the position at a loss. Other detractors from the Fund included Lifecare Holdings Inc., Solo Cup Co. and Adelphia Communications Corp.

Conversely, the Fund was aided by an underweighting in auto manufacturing, along with solid security selection in the group. Not owning the debt of General Motors Corp. or Ford Motor Co.–or any of their related entities–was an important positive factor that added to the Fund’s performance. The Fund’s largest sector weighting was in wireless, the benchmark’s best-performing industry and another group that added to Fund performance. Our significant overweighting in the sector more than made up for the fact that the Fund’s wireless securities underperformed those in the Index. Rural Cellular Corp. was one Fund holding that did particularly well. Other holdings in various sectors that helped Fund performance included Charter Communications Holdings, Llc; El Paso Corp.; Qwest Communications International Inc.; and Edison Mission Energy.

Looking at quality sectors, the Fund benefited from our strategy of overweighting securities with split BBB and B ratings while underweighting BB-rated paper. We favored this strategy, given the factors of the greater sensitivity of BB-rated securities to changes in interest rates and the Federal Reserve Board’s campaign of steadily raising rates. Our BB- rated holdings were especially helpful to Fund performance; we correctly anticipated that these holdings would underperform, and our picks outperformed their counterparts in the benchmark.

Looking ahead, we anticipate a relatively favorable backdrop for high-yield securities. Interest rates should remain relatively stable compared with those of the period under review; the Fed probably is close to the end of its current cycle of tightening. Although some minor differences of emphasis might occur, we look for the new Federal Reserve Board leadership to maintain continuity with Alan Greenspan’s policies. Moreover, we believe that economic growth should continue at roughly the same pace as has been maintained recently, providing a positive, though not outstanding, environment for corporate earnings growth. The default rate, a key measurement of the high-yield market, could rise slightly but should remain low by historical standards. Likewise, the ratio of credit quality upgrades to downgrades should decline slightly but remain at favorable levels, providing a reasonably positive environment in which to practice our disciplined brand of security selection.

Portfolio Manager:

Karen Bater

2005 Annual Report	125

Fund Performance	Gartmore High Yield Bond Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	2.23%	5.50%	2.33%
	w/SC3	-2.58%	4.47%	1.48%
Class B	w/o SC2	1.55%	4.74%	1.59%
	w/SC4	-3.21%	4.46%	1.48%
Class C5	w/o SC2	1.40%	4.48%	1.38%
	w/SC6	0.45%	4.48%	1.38%
Class R7,9		2.05%	4.90%	1.72%
Institutional Class[8,9]		2.54%	5.79%	2.70%
Institutional Service Class[9]		2.34%	5.74%	2.67%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 4.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/27/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore High Yield Bond Fund, Citigroup U.S. High-Yield Market Index (a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. High-Yield Market is an unmanaged index of high-yield debt securities and is a broad market measure.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

126	Annual Report 2005

Shareholder Expense Example	Gartmore High Yield Bond Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

High Yield Bond			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,021.40	$5.96	1.17%
	Hypothetical	[1]	$1,000.00	$1,019.10	$5.97	1.17%
Class B	Actual		$1,000.00	$1,017.90	$9.46	1.86%
	Hypothetical	[1]	$1,000.00	$1,015.62	$9.49	1.86%
Class C	Actual		$1,000.00	$1,016.40	$9.45	1.86%
	Hypothetical	[1]	$1,000.00	$1,015.62	$9.49	1.86%
Class R	Actual		$1,000.00	$1,019.50	$6.57	1.29%
	Hypothetical	[1]	$1,000.00	$1,018.50	$6.58	1.29%
Institutional Service Class	Actual		$1,000.00	$1,021.00	$4.64	0.91%
	Hypothetical	[1]	$1,000.00	$1,020.41	$4.64	0.91%
Institutional Class	Actual		$1,000.00	$1,022.60	$4.33	0.85%
	Hypothetical	[1]	$1,000.00	$1,020.72	$4.34	0.85%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	127

Portfolio Summary	Gartmore High Yield Bond Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Corporate Bonds	87.0%
Cash Equivalents	9.8%
Yankee Bonds	1.4%
Preferred Stocks	1.3%
Common Stock	0.1%
Warrants	0.0%
Other Assets in excess of Liabilities	0.4%

100.0%

Top Industries
Telecommunication Services	8.4%
Oil & Gas	7.7%
Cable & Satellite	6.8%
Utilities	6.3%
Chemicals	5.2%
Healthcare	5.2%
Gaming	5.0%
Auto Parts & Equipment	3.7%
Containers	3.3%
Communication & Mobile	3.0%
Paper & Forest Products	2.3%
Other Industries	43.1%

100.0%

Top Holdings*
Cablevision Systems Corp., 8.00%, 04/15/12	1.4%
El Paso Group Co., 7.75%, 06/15/10	1.4%
Edison Mission Energy, 9.88%, 04/15/11	1.2%
Triton PCS, Inc., 8.50%, 06/01/13	1.2%
Qwest Corp., 8.88%, 03/15/12	1.2%
Georgia Pacific Corp., 8.88%, 02/01/10	1.2%
Charter Communications Holdings LLC, 8.63%, 04/01/09	1.1%
LBI Media, Inc., 10.13%, 07/15/12	1.1%
Rural Cellular Corp., 9.88%, 02/01/10	1.1%
AES Corp., 8.75%, 05/15/13	1.1%
Other Companies	88.0%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

128	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore High Yield Bond Fund

Corporate Bonds (87.0%)

	Principal Amount	Value

Advertising Services (0.8%)
WDAC Subsidiary Corp., 8.38%, 12/01/14 (c)	$200,000	$188,500

Aerospace & Defense Equipment (1.2%)
K&F Acquisition, Inc., 7.75%, 11/15/14 (c)	45,000	45,000
Sequa Corp., 9.00%, 08/01/09	125,000	129,688
Vought Aircraft Industries, Inc., 8.00%, 07/15/11	125,000	118,125

		292,813

Apparel (1.1%)
Broder Bros Co., 11.25%, 10/15/10 (c)	120,000	111,000
Levi Strauss & Co., 9.75%, 01/15/15	165,000	166,650

		277,650

Auto Parts & Equipment (3.7%)
Commercial Vehicle Group, 8.00%, 07/01/13	55,000	53,900
Dura Operating Corp., 8.63%, 04/15/12	40,000	33,900
General Motors Acceptance Corp., 7.00%, 02/01/12	210,000	203,713
General Motors Acceptance Corp., 8.00%, 11/01/31	105,000	108,396
Rexnord Corp., 10.13%, 12/15/12	150,000	164,250
Tenneco Automotive, Inc., 8.63%, 11/15/14	110,000	105,050
TRW Automotive, Inc., 9.38%, 02/15/13	92,000	98,900
TRW Automotive, Inc., 11.00%, 02/15/13	35,000	39,113
United Rentals North America, Inc., 7.00%, 02/15/14	85,000	78,200

		885,422

Building & Construction (2.0%)
D.R. Horton, Inc., 8.50%, 04/15/12	110,000	117,987
K. Hovnanian Enterprises, 7.75%, 05/15/13	55,000	54,450
Ply Gem Industries, Inc., 9.00%, 02/15/12	175,000	141,750

	Principal Amount	Value

Building & Construction (continued)
WCI Communities, Inc., 9.13%, 05/01/12	$170,000	$170,850

		485,037

Building Products (0.8%)
Goodman Global Holdings, 7.88%, 12/15/12 (c)	175,000	164,500
Maax Holdings, Inc., 0.00%, 12/15/12	75,000	29,625

		194,125

Cable & Satellite (6.8%)
Adelphia Communications, 8.88%, 01/15/07	40,000	42,600
Adelphia Communications, 10.88%, 10/01/10 (b)	125,000	81,250
Atlantic Broadband Finance, 9.38%, 01/15/14	175,000	158,375
Cablevision Systems Corp., 8.00%, 04/15/12 (c)	350,000	334,249
Charter Communications Holdings LLC, 8.63%, 04/01/09	325,000	266,499
Charter Communications Holdings LLC, 8.38%, 04/30/14 (c)	85,000	85,213
Charter Communications Holdings, Series B, 10.25%, 01/15/10	175,000	136,500
Echostar DBS Corp., 9.13%, 01/15/09	164,000	172,200
Intelsat Bermuda Ltd., 8.25%, 01/15/13	85,000	84,788
Intelsat Ltd., 7.63%, 04/15/12	185,000	148,925
Young Broadcasting, Inc., 10.00%, 03/01/11	125,000	116,250

		1,626,849

Chemicals (5.2%)
BCP Crystal Holdings Corp., 9.63%, 06/15/14	81,000	89,100
Crompton Corp., 9.88%, 08/01/12	55,000	61,600
Equistar Chemical Funding, 10.13%, 09/01/08	105,000	113,138
Huntsman Corp., 10.13%, 07/01/09	100,000	102,875
Huntsman International LLC, 11.50%, 07/15/12	100,000	113,125

2005 Annual Report	129

Statement of Investments (Continued)

October 31, 2005

Gartmore High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Chemicals (continued)
Huntsman International LLC, 7.38%, 01/01/15	$115,000	$109,250
IMC Global, Inc., 11.25%, 06/01/11	70,000	75,950
Koppers Industry, Inc., 9.88%, 10/15/13	125,000	136,249
Lyondell Chemical Co., 9.50%, 12/15/08	190,000	199,024
Millennium America, Inc., 9.25%, 06/15/08	85,000	91,163
Polyone Corp., 10.63%, 05/15/10	110,000	107,800
Resolution Performance Products, 8.00%, 12/15/09	55,000	55,963

		1,255,237

Communication & Mobile (3.0%)
American Tower Corp., 7.13%, 10/15/12	175,000	180,469
Rogers Wireless, Inc., 8.00%, 12/15/12	60,000	63,450
Triton PCS, Inc., 8.50%, 06/01/13	300,000	280,500
Ubiquitel Operating Co., 9.88%, 03/01/11 (c)	170,000	185,725

		710,144

Computer Services (0.9%)
Sungard Data Systems, Inc., 9.13%, 08/15/13	50,000	50,750
Sungard Data Systems, Inc., 10.25%, 08/15/15	40,000	39,650
Unigraphics Solutions, Inc., 10.00%, 06/01/12	110,000	120,175

		210,575

Construction Machinery (0.4%)
Case New Holland, Inc., 9.25%, 08/01/11	85,000	89,463

Consumer Products & Services (1.3%)
Doane Pet Care Co., 10.75%, 03/01/10	85,000	91,588
Doane Pet Care Co., 10.63%, 11/15/15	50,000	50,625
Iron Mountain, Inc., 7.75%, 01/15/15	85,000	84,575

	Principal Amount	Value

Consumer Products & Services (continued)
Sealy Mattress Co., 8.25%, 06/15/14	$85,000	$86,275

		313,063

Containers (3.3%)
Constar International, 11.00%, 12/01/12 (b)	85,000	48,450
Crown Cork & Seal, 8.00%, 04/15/23	175,000	168,000
Owens-Brockway Glass Containers, 6.75%, 12/01/14 (c)	60,000	56,400
Owens-Illinois, Inc., 7.50%, 05/15/10	105,000	103,950
Pliant Corp., 11.63%, 06/15/09	25,529	27,571
Pliant Corp., 11.13%, 09/01/09	50,000	40,750
Pliant Corp., 13.00%, 06/01/10 (b)	240,000	34,800
Silgan Holdings, Inc., 6.75%, 11/15/13	50,000	49,750
Solo Cup Co., 8.50%, 02/15/14	265,000	217,300
Tekni-Plex, Inc., 10.88%, 08/15/12	40,000	42,700

		789,671

Cosmetics & Toiletries (0.6%)
Del Laboratories, Inc., 8.00%, 02/01/12 (c)	45,000	33,750
Elizabeth Arden, Inc., 7.75%, 01/15/14	110,000	109,313

		143,063

Diversified Manufacturing Operations (0.3%)
Blount Inc, 8.88%, 08/01/12	55,000	57,888
Invensys PLC, 9.88%, 03/15/11 (c)	25,000	24,000

		81,888

Drugs (0.8%)
Alpharma, Inc., 8.63%, 05/01/11	175,000	187,250

E-Commerce (0.3%)
FTD, Inc., 7.75%, 02/15/14	73,000	72,270

Electronics (0.2%)
Itron, Inc., 7.75%, 05/15/12	50,000	51,000

130	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Finance (1.8%)
Chukchansi Eco Dev Auth, 8.00%, 11/15/13	$250,000	$249,999
Global Cash Accounting & Finance, 8.75%, 03/15/12	110,000	117,013
Labranche & Co., 9.50%, 05/15/09	60,000	63,150

		430,162

Food & Beverage (0.6%)
Pilgrims Pride Corp., 9.25%, 11/15/13	50,000	54,875
Stater Bros. Holdings, 8.13%, 06/15/12	75,000	73,313
WH Holdings, 9.50%, 04/01/11	15,000	16,275

		144,463

Forestry (0.6%)
Tembec Industries, Inc., 8.50%, 02/01/11	220,000	139,700

Gaming (5.0%)
American Casino & Entertainment, 7.85%, 02/01/12	55,000	56,375
Boyd Gaming Corp., 6.75%, 04/15/14	105,000	103,556
Circus & Eldorado, 10.13%, 03/01/12	55,000	57,475
Hard Rock Hotel, Inc., 8.88%, 06/01/13	110,000	117,150
Herbst Gaming, Inc., 8.13%, 06/01/12	200,000	206,500
MGM Mirage, Inc., 9.75%, 06/01/07	170,000	178,500
Park Place Entertainment Corp., 8.13%, 05/15/11	210,000	229,425
Poster Financial Group, 8.75%, 12/01/11	60,000	61,200
Premier Entertainment Biloxi, 10.75%, 02/01/12	80,000	70,400
Station Casinos, Inc., 6.00%, 04/01/12	130,000	127,725

		1,208,306

	Principal Amount	Value

Healthcare (5.2%)
Ameripath, Inc., 10.50%, 04/01/13	$110,000	$114,400
Beverly Enterprises, Inc., 7.88%, 06/15/14	55,000	60,225
Iasis Healthcare Corp., 8.75%, 06/15/14	50,000	51,250
Lifecare Holdings. Inc., 9.25%, 08/15/13	315,000	233,099
Omnicare, Inc., 8.13%, 03/15/11	170,000	177,438
PacifiCare Health Systems, 10.75%, 06/01/09	109,000	117,448
Team Health, Inc., 9.00%, 04/01/12	50,000	56,250
Tenet Healthcare Corp., 9.88%, 07/01/14	210,000	203,175
Warner Chilcott Corp., 8.75%, 02/01/15	250,000	229,999

		1,243,284

Insurance (0.7%)
Crum & Forster Holding Corp., 10.38%, 06/15/13	70,000	74,900
Fairfax Financial Holdings, 7.75%, 04/26/12	100,000	92,005

		166,905

Leisure (1.5%)
Gaylord Entertainment Co., 8.00%, 11/15/13	50,000	52,125
Host Marriott LP, 7.13%, 11/01/13	100,000	101,375
Universal City Florida, 8.38%, 05/01/10 (c)	100,000	102,500
Vail Resorts, Inc., 6.75%, 02/15/14	105,000	104,475

		360,475

Machinery & Equipment (1.8%)
Columbus McKinnon Corp., 8.88%, 11/01/13	250,000	251,250
NMHG Holdings Co., 10.00%, 05/15/09	170,000	181,475

		432,725

Manufacturing (1.1%)
Maax Corp, 9.75%, 06/15/12	80,000	63,200
Reddy Ice Holdings, Inc., 10.50%, 11/01/12	260,000	200,850

		264,050

2005 Annual Report	131

Statement of Investments (Continued)

October 31, 2005

Gartmore High Yield Bond Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Media (1.9%)
Canwest Media, Inc., 8.00%, 09/15/12	$115,000	$120,463
LBI Media, Inc., 10.13%, 07/15/12	250,000	265,624
LBI Media, Inc., 12.13%, 10/15/13	85,000	62,263

		448,350

Metals & Mining (0.1%)
Ispat Inland ULC, 9.75%, 04/01/14	26,000	29,380

Oil & Gas (7.7%)
ANR Pipeline Co., 8.88%, 03/15/10	150,000	160,984
Chesapeake Energy Corp., 6.25%, 01/15/18	80,000	77,600
El Paso Group Co., 7.75%, 06/15/10	325,000	329,875
EL Paso Production Holdings, 7.75%, 06/01/13	200,000	206,000
Forest Oil Corp., 8.00%, 06/15/08	40,000	41,900
Giant Industries, 11.00%, 05/15/12	70,000	77,875
Ocean Rig Norway AS, 8.38%, 07/01/13	115,000	123,481
Petrobras International Finance, 9.13%, 07/02/13	85,000	96,900
Petroleum Geo-Services, 10.00%, 11/05/10	185,000	204,425
Premcor Refining Group, 6.13%, 05/01/11	40,000	41,050
Southern Natural Gas, 8.88%, 03/15/10	125,000	134,153
Whiting Petroleum Corp., 7.00%, 02/01/14	50,000	50,125
Williams Cos., Inc., 8.13%, 03/15/12	85,000	91,800
Williams Cos., Inc. Series A, 7.50%, 01/15/31	210,000	218,400

		1,854,568

Paper & Forest Products (2.3%)
Boise Cascade LLC, 7.13%, 10/15/14 (c)	45,000	40,050
Georgia Pacific Corp., 8.88%, 02/01/10	255,000	279,225
Georgia Pacific Corp., 8.00%, 01/15/24	75,000	79,875
JSG Funding PLC, 7.75%, 04/01/15	85,000	68,000

	Principal Amount	Value

Paper & Forest Products (continued)
Newpage Corp, 12.00%, 05/01/13	$80,000	$67,200
Stone Container Corp., 7.38%, 07/15/14	25,000	22,188

		556,538

Pharmaceuticals (0.1%)
Leiner Health Products, 11.00%, 06/01/12	40,000	33,200

Publishing (0.7%)
CBD Media Holdings, 9.25%, 07/15/12	175,000	173,250

Real Estate Development (0.2%)
Ashton Woods Usa/Finance, 9.50%, 10/01/15	50,000	46,750

Retail (1.1%)
Finlay Fine Jewerly Corp., 8.38%, 06/01/12	50,000	42,500
Jean Coutu Group PJC, Inc., 8.50%, 08/01/14	160,000	148,400
Remington Arms Co., 10.50%, 02/01/11	85,000	73,525

		264,425

Rubber & Tires (0.5%)
Goodyear Tire & Rubber, 9.00%, 07/01/15	125,000	120,625

Steel (0.2%)
Chaparral Steel Co., 10.00%, 07/15/13	55,000	56,925

Technology (2.8%)
Amkor Technology, Inc., 9.25%, 02/15/08	80,000	76,400
Lucent Technologies, 6.45%, 03/15/29	185,000	158,175
Nortel Networks Ltd., 6.13%, 02/15/06	125,000	124,688
Sanmina Corp., 10.38%, 01/15/10	170,000	186,150
Xerox Corp., 7.63%, 06/15/13	125,000	131,250

		676,663

132	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Telecommunication Services (8.4%)
Alamosa Delaware, Inc., 12.00%, 07/31/09	$85,000	$93,075
Digicel Ltd., 9.25%, 09/01/12	225,000	231,750
Insight Midwest, 10.50%, 11/01/10	125,000	131,250
Iwo Holdings, Inc., 10.75%, 01/15/15	100,000	71,500
Level 3 Financing, Inc., 10.75%, 10/15/11 (c)	105,000	89,250
MCI, Inc., 6.91%, 05/01/07	9,000	9,090
MCI, Inc., 7.69%, 05/01/09	9,000	9,326
MCI, Inc., 8.74%, 05/01/14	111,000	122,933
Nextel Communications, 8.13%, 07/01/11	40,000	42,700
Nextel Communications, 5.95%, 03/15/14	170,000	170,530
Nextel Partners, Inc., 12.50%, 11/15/09	113,000	120,628
Qwest Communication International, 7.25%, 02/15/11 (c)	250,000	243,124
Qwest Corp., 8.88%, 03/15/12 (c)	255,000	279,862
Rural Cellular Corp., 9.75%, 01/15/10	160,000	159,200
Rural Cellular Corp., 9.88%, 02/01/10	250,000	259,999

		2,034,217

Transportation Services (2.2%)
American Commercial Lines, 9.50%, 02/15/15 (c)	75,000	81,750
CHC Helicopter Corp., 7.38%, 05/01/14	105,000	105,262
Greenbrier Companies, Inc., 8.38%, 05/15/15	55,000	56,513
H-Lines Finance Holding, 11.00%, 04/01/13 (c)	75,000	61,688
Horizon Lines LLC, 9.00%, 11/01/12	80,000	84,899
Quality Distribution, 9.00%, 11/15/10	55,000	50,119
Sea Containers Ltd., 10.50%, 05/15/12	80,000	79,000

		519,231

	Principal Amount	Value

Utilities (6.3%)
AES Corp., 8.75%, 05/15/13 (c)	$235,000	$253,800
Allegheny Energy Supply, 8.25%, 04/15/12 (c)	85,000	93,925
Aquila, Inc., 7.63%, 11/15/09	105,000	107,625
Calpine Canada Energy Financing, 8.50%, 05/01/08	80,000	43,200
Calpine Corp., 8.50%, 07/15/10 (c)	125,000	87,500
CMS Energy Corp., 9.88%, 10/15/07	170,000	182,750
Dynegy Holdings, Inc., 9.88%, 07/15/10 (c)	105,000	112,875
Edison Mission Energy, 7.73%, 06/15/09	70,000	72,625
Edison Mission Energy, 9.88%, 04/15/11	255,000	297,074
Mission Energy Holding, 13.50%, 07/15/08	175,000	202,563
Reliant Resources, Inc., 9.25%, 07/15/10	50,000	52,500

		1,506,437

Waste Management (0.9%)
Allied Waste North America, 7.38%, 04/15/14	105,000	98,438
Allied Waste North America, 7.25%, 03/15/15	110,000	108,900

		207,338

Wholesale Distribution (0.7%)
Aviall, Inc., 7.63%, 07/01/11	80,000	81,200
Buhrmann U.S., Inc., 8.25%, 07/01/14	90,000	90,225

		171,425

Total Corporate Bonds		21,007,237

Yankee Bonds (1.4%)
Containers (0.8%)
Crown Euro Holdings SA, 10.88%, 03/01/13	170,000	200,175

2005 Annual Report	133

Statement of Investments (Continued)

October 31, 2005

Gartmore High Yield Bond Fund (Continued)

Yankee Bonds (continued)

	Shares or Principal Amount	Value

Paper & Forest Products (0.6%)
Abitibi Consolidated, Inc., 7.75%, 06/15/11	$75,000	$69,564
Abitibi Consolidated, Inc., 6.00%, 06/20/13	85,000	70,337

		139,901

Total Yankee Bonds		340,076

Preferred Stocks (1.3%)
Broadcasting (0.5%)
Spanish Broadcasting Systems, Inc., 10.75%, 10/15/13	102	108,787

ISP Communication (0.0%)
Rhythms Netconnections, Inc., 6.75%, 03/03/12 (d) (e) (f)	1,691	0

Media (0.6%)
Paxson Communications, 13.25%, 11/15/06	20	136,500

Real Estate Investment Trusts (0.2%)
Istar Financial, Inc., 7.80%, 09/29/08	2,215	56,261

Total Preferred Stocks		301,548

Common Stock (0.1%)
Telecommunication Services (0.1%)
MCI, Inc.	1,303	25,930

Total Common Stock		25,930

Warrants (0.0%)
Fixed Communication (0.0%)
Maxcom Telecommunications SA, 04/01/07 (b) (d) (e) (f)	46	0

Warrants (continued)

	Shares or Principal Amount	Value

ISP Communication (0.0%)
Metricom, Inc. 02/15/10 (b) (d) (e) (f)	$676	$0

Total Warrants		0

Cash Equivalents (9.8%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $2,347,464)	2,347,214	2,347,214

Total Cash Equivalents		2,347,214

Total Investments (Cost $24,181,824) (a) — 99.6%		23,958,180

Other assets in excess of liabilities — 0.4%		94,828

NET ASSETS — 100.0%		$24,053,008

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Security in default.
(c)	Represents a restricted security acquired and eligible for resale under rule 144A, which limits the resale to certain qualified buyers. These securities were deemed liquid pursuant to procedures approved by the Board of Trustees.
(d)	Fair valued security.
(e)	Denotes a non-income producing security.
(f)	Security has been deemed illiquid. The pricing committee has deemed the security have zero value based upon procedures adopted by the Board of Trustees.

See notes to financial statements.

134	Annual Report 2005

Gartmore Micro Cap Equity Fund

For the annual period ended Oct. 31, 2005, the Gartmore Micro Cap Equity Fund (Class A at NAV) returned 11.69% versus 13.92% for the Fund’s benchmark, the Wilshire Micro-Cap® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 13.22%.

Micro-cap stocks performed roughly in line with their small-cap counterparts, finishing ahead of large-cap stocks but trailing mid-cap stocks during the reporting period. While market action was choppy for most of the period, a late spring/early summer rally enabled the benchmark to finish with a healthy gain. During the final three months of the reporting period, however, smaller stocks were weaker than mid-cap and large-cap stocks, as uncertainty related to rising interest rates and high energy prices caused investors to favor the relative safety of larger companies.

Our decision to underweight significantly the energy sector versus the benchmark hurt Fund performance. We thought that energy stocks were expensive early in the period, but they became even more so as the period progressed. Fortunately, solid stock selection by the Fund in energy names offset many of the negative effects of underweighting the sector as a whole. Several of the largest individual detractors from Fund performance were information technology holdings. One of these was Metrologic Instruments, Inc., a manufacturer and marketer of bar code scanning and automated data capturing solutions. Metrologic posted disappointing earnings growth due to lower-than-anticipated market growth as a result of challenging market conditions. We subsequently sold our position in the company. Another detractor from Fund performance was Sirenza Microdevices, Inc., a maker of antennas, amplifiers and other radio-frequency products. Sirenza missed an earnings target due to lackluster order growth. We continue to hold our position in the company, however, as the disappointment appears to be one time in nature.

Favorable stock selection by the Fund, particularly in the health-care and consumer discretionary sectors, helped Fund performance versus the benchmark. In health care, most of our Fund positions were in the equipment and supplies group and the services area, because we thought these firms offered more stable growth than pharmaceuticals and biotechnology firms. Two equipment holdings that performed well for the Fund were AngioDynamics, Inc. and Meridian Bioscience, Inc., both suppliers of diagnostic devices. We continue to hold Meridian Bioscience, anticipating additional upside; however we sold AngioDynamics based on valuation reasons. In the consumer discretionary sector, several specialty retailers boosted the Fund’s return. For example, men’s clothing retailer Jos. A. Bank Clothiers, Inc. was a standout for the Fund, because the company was able to manage its inventory effectively, opportunistically buying selected perennially popular items at deep discounts. Overall, the Fund’s top contributor to performance was energy holding Lufkin Industries, Inc., a provider of pumping units and other oil field equipment and services.

In our view, micro-cap stocks truly have come into their own during the past year or two. The asset class has attracted more interest with the introduction of two micro-cap indexes and a micro-cap exchange-traded fund (ETF). This increased attention, which has come not only from retail investors but also from the institutional side, should help increase the liquidity of the asset class and reduce volatility. Representing the smallest publicly traded companies, micro-cap securities can offer many dynamic growth opportunities that often depend more on company-specific factors than on overall economic conditions. We look forward to applying our disciplined stock selection skills as this exciting asset class continues to gain popularity.

Portfolio Manager:

Carl P. Wilk

2005 Annual Report	135

Fund Performance	Gartmore Micro Cap Equity Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	11.69%	26.32%
	w/SC3	5.28%	24.10%
Class B	w/o SC2	10.84%	25.37%
	w/SC4	5.84%	24.84%
Class C	w/o SC2	10.83%	25.41%
	w/SC5	9.83%	25.41%
Class R6,7		11.61%	25.73%
Institutional Class[7]		11.98%	26.63%
Institutional Service Class[7]		11.93%	26.61%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 27, 2002.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns until the creation of Class R shares (12/31/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[7]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Micro Cap Equity Fund, Wilshire Micro Cap Equity Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Wilshire Micro Cap Equity Index is a capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Index.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

136	Annual Report 2005

Shareholder Expense Example	Gartmore Micro Cap Equity Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Micro Cap Equity Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,117.60	$10.30	1.93%
	Hypothetical	[1]	$1,000.00	$1,015.27	$9.85	1.93%
Class B	Actual		$1,000.00	$1,113.30	$14.17	2.66%
	Hypothetical	[1]	$1,000.00	$1,011.59	$13.58	2.66%
Class C	Actual		$1,000.00	$1,113.20	$14.17	2.66%
	Hypothetical	[1]	$1,000.00	$1,011.59	$13.58	2.66%
Class R	Actual		$1,000.00	$1,117.40	$10.57	1.98%
	Hypothetical	[1]	$1,000.00	$1,015.02	$10.11	1.98%
Institutional Service Class	Actual		$1,000.00	$1,118.90	$8.87	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.63	$8.47	1.66%
Institutional Class	Actual		$1,000.00	$1,119.40	$8.87	1.66%
	Hypothetical	[1]	$1,000.00	$1,016.63	$8.47	1.66%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	137

Portfolio Summary	Gartmore Micro Cap Equity Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	87.3%
Cash Equivalents	12.6%
Other Investments*	22.7%
Liabilities in excess of Other Assets**	-22.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Software & Services	9.4%
Telecommunications	6.3%
Medical Equipment & Supplies	5.4%
Electronics	4.9%
Retail	4.3%
Transportation	4.0%
Semiconductors	3.5%
Transportation Services	3.3%
Financial	3.0%
Restaurants	2.8%
Other Industries	53.1%

100.0%

Top Holdings***
Smith Micro Software, Inc.	2.7%
Radyne ComStream, Inc.	2.3%
Celadon Group, Inc.	2.3%
Marten Transport Ltd.	2.2%
Meridian Bioscience, Inc.	2.1%
EFJ, Inc.	2.0%
Indus International, Inc.	2.0%
Sun Hydraulics Corp.	2.0%
Kforce, Inc.	2.0%
Multi-Fineline Electronix, Inc.	1.9%
Other Holdings	78.5%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

138	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Micro Cap Equity Fund

Common Stocks (87.3%)

	Shares or Principal Amount	Value

Advertising Services (1.6%)
24/7 Real Media, Inc. (b)	300,000	$1,917,000

Apparel & Accessories (1.8%)
Jos. A. Bank Clothiers, Inc. (b) (c)	55,000	2,244,550

Auto Parts & Equipment (1.6%)
Impco Technologies, Inc. (b) (c)	380,000	1,972,200

Bank Holdings Companies (2.5%)
Pacific Premier Bancorp, Inc. (b)	145,000	1,754,500
Royal Bancshares of Pennsylvania, Inc., Class A (c)	53,366	1,257,839

		3,012,339

Capital Goods (1.9%)
Parlux Fragrances, Inc. (b) (c)	100,000	2,316,000

Chemicals (1.5%)
American Vanguard Corp. (c)	89,900	1,867,223

Commercial Services (0.3%)
Cash Systems, Inc. (b)	73,174	425,141

Computer Software & Services (9.4%)
Captiva Software Corp. (b) (c)	73,200	1,597,224
Indus International, Inc. (b)	850,000	2,459,900
MapInfo Corp. (b) (c)	122,400	1,504,296
Smith Micro Software, Inc. (b) (c)	453,500	3,265,200
Tumbleweed Communications Corp. (b)	425,000	1,453,500
WebSideStory, Inc. (b) (c)	69,400	1,206,866

		11,486,986

Consulting Services (1.6%)
Perficient, Inc. (b) (c)	250,000	1,935,000

Containers & Packaging (0.4%)
Packaging Dynamics Corp.	53,057	540,120

Cosmetics (1.0%)
CCA Industries, Inc.	150,000	1,188,000

Electronic Components (1.4%)
NVE Corp. (b) (c)	122,700	1,677,309

	Shares or Principal Amount	Value

Electronics (4.9%)
Cyberoptics Corp. (b) (c)	127,000	$1,681,480
Fargo Electronics (b)	101,100	1,904,724
Multi-Fineline Electronix, Inc. (b) (c)	90,000	2,395,800

		5,982,004

Financial (3.0%)
FirstCity Financial Corp. (b)	120,000	1,380,000
World Acceptance Corp. (b) (c)	83,100	2,338,434

		3,718,434

Gambling (Non-Hotel Casinos) (1.2%)
Mikohn Gaming Corp. (b) (c)	141,200	1,481,188

Healthcare (2.1%)
Allied Healthcare International, Inc. (b)	240,300	1,463,427
Option Care, Inc. (c)	85,000	1,059,950

		2,523,377

Hotels & Motels (0.9%)
Jameson Inns, Inc. (b)	500,000	1,040,000

Human Resources (2.0%)
Kforce, Inc. (b) (c)	225,000	2,430,000

Insurance Brokers (1.1%)
James River Group, Inc. (b) (c)	70,000	1,323,000

Internet (1.3%)
Youbet.com, Inc. (b)	263,803	1,601,284

Machinery (1.1%)
Gehl Co. (b) (c)	60,738	1,395,152

Medical Equipment & Supplies (5.4%)
Encore Medical Corp. (b)	16,600	83,166
Lifeline Systems, Inc. (b) (c)	50,000	1,650,000
Memry Corp. (b)	54,720	92,477
Meridian Bioscience, Inc. (c)	120,000	2,512,800
ThermoGenesis Corp. (b)	450,000	2,241,000

		6,579,443

Medical Services (1.2%)
Metropolitan Health Networks, Inc. (b)	650,000	1,527,500

2005 Annual Report	139

Statement of Investments (Continued)

October 31, 2005

Gartmore Micro Cap Equity Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Metal Processors (2.0%)
Sun Hydraulics Corp. (c)	110,000	$2,437,600

Oil & Gas (1.9%)
Lufkin Industries, Inc.	49,786	2,315,049

Printing (1.8%)
Multi-Color Corp. (c)	90,000	2,147,409

Real Estate Services (0.5%)
HouseValues, Inc. (b) (c)	40,099	590,257

Research & Development (1.7%)
Kendle International, Inc. (b)	87,700	2,111,816

Restaurants (2.8%)
Buffalo Wild Wings, Inc. (b) (c)	50,000	1,372,000
Famous Dave’s of America, Inc. (b)	175,000	2,094,750

		3,466,750

Retail (4.3%)
Collegiate Pacific, Inc. (c)	140,000	1,603,000
Sportsman’s Guide, Inc. (The) (b)	80,000	2,106,400
Zumiez, Inc. (b) (c)	45,000	1,536,300

		5,245,700

Semiconductors (3.5%)
FSI International, Inc. (b)	305,571	1,176,448
Kopin Corp. (b) (c)	290,000	1,638,500
Nanometrics, Inc. (b)	115,400	1,194,390
Rudolph Technologies, Inc. (b) (c)	25,000	304,500

		4,313,838

Services (1.6%)
Providence Service Corp. (b) (c)	65,000	2,006,550

Technology (0.7%)
Digi International, Inc. (b) (c)	80,000	848,800

Telecommunication Equipment (0.4%)
Sirenza Microdevices, Inc. (b)	150,000	480,000

Telecommunications (6.3%)
Airspan Networks, Inc. (b) (c)	289,832	1,443,363
EFJ, Inc. (b)	250,000	2,485,000

	Shares or Principal Amount	Value

Telecommunications (continued)
NMS Communications Corp. (b) (c)	272,533	$953,866
Radyne ComStream, Inc. (b)	240,000	2,803,200

		7,685,429

Transportation (4.0%)
Celadon Group, Inc. (b) (c)	120,000	2,779,200
MC Shipping, Inc.	215,800	2,082,470

		4,861,670

Transportation Services (3.3%)
Dynamex, Inc. (b) (c)	84,400	1,385,848
Marten Transport Ltd. (b) (c)	100,000	2,657,000

		4,042,848

Veterinary Diagnostics (1.1%)
Neogen Corp. (b)	70,343	1,295,015

Veterinary Services (1.6%)
PetMed Express, Inc. (b) (c)	180,000	1,999,800

Wireless Equipment (0.6%)
Globecomm Systems, Inc. (b) (c)	97,700	714,187

Total Common Stocks		106,745,968

Cash Equivalents (12.6%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $15,376,806)	$15,375,163	15,375,163

Total Cash Equivalents		15,375,163

140	Annual Report 2005

Short-Term Securities Held as Collateral for Securities

Lending (22.7%)

	Shares or Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$27,810,992	$27,810,992

Total Short-Term Securities Held as Collateral for Securities Lending		27,810,992

Total Investments (Cost $133,972,733) (a) — 122.6%		149,932,123

Liabilities in excess of other assets — (22.6%)		(27,590,279)

NET ASSETS — 100.0%		$122,341,844

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.

See notes to financial statements.

2005 Annual Report	141

Gartmore Small Cap Growth Fund

On Aug. 22, 2005, Jayne Stevlingson, CFA, Vice President and Senior Portfolio Manager assumed portfolio co-management responsibilities for the Fund.

For the annual period ended Oct. 31, 2005, the Gartmore Small Cap Growth Fund returned -0.22% (Class A at NAV), versus 10.91% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 13.22%.

The gains in small-cap growth stocks were due in large part to a strong rally that occurred in May, June and July on the heels of better-than-expected first-quarter earnings reports. Market action was choppy before and after that three-month period, as rising interest rates and surging crude oil prices combined to keep investors on the defensive. Small-cap shares turned in better performances than large caps but trailed the mid-cap group. Meanwhile, value stocks had a clear edge over growth stocks during the 12 months under review.

Unfavorable stock selection in the information technology and health care sectors was primarily responsible for the Fund’s underperformance. Within technology, our Internet software and services holdings were particularly disappointing, along with our picks in the semiconductors and semiconductor equipment segment. Although many stocks in these groups managed short bursts of appreciation during the period, there was a lack of follow-through, in most cases due to poor earnings growth. Axcelis Technologies, Inc. and SigmaTel, Inc. were two of the Fund’s semiconductor holdings that had a negative impact on performance, while VeriSign, Inc., whose share price was hurt by several downward revisions in its third-quarter sales forecast, was a detractor in the Internet software and services group. In health care, HMO Centene Corp. was a weak performer. Meanwhile, the share price of the Fund’s holdings in the educational loan-servicing company The First Marblehead Corp. sagged in connection with the resignation of its CEO following allegations of improper gift-giving.

On the positive side, Fund performance was helped by solid stock picking in industrials and utilities, and by an overweighting in the latter sector. Top Fund-performance contributors included medical device holding Syneron Medical Ltd., which gained on the news of favorable test results for its VelaSmooth cellulite reduction system. Southeastern Energy was another outperformer for the Fund as high crude oil prices boosted demand for the company’s drilling services. The share price of another Fund holding, Florida Rock Industries, Inc., a provider of construction materials, posted a large gain due to a healthy regional economy and expectations of strong demand driven by rebuilding efforts to repair damage sustained during the hurricane season. In recent months, we scaled back the Fund’s exposure to the volatile semiconductor group and looked for opportunities in other technology subsectors. Two of those picks were The Nasdaq Stock Market, Inc. and Shanda Interactive Entertainment Ltd., an Internet gaming company. Both of these stocks helped Fund performance.

In an effort to improve returns, we have brought the Fund’s sector weightings closer to those of the Fund’s benchmark Index. Our focus will be on trying to add value through stock picking within sectors. Looking ahead, we foresee the market receiving a boost in the coming year as investors begin to anticipate a topping out of the current interest-rate cycle. What’s more, although energy prices have likely entered a new era of higher levels by historical standards, we think crude oil could see further declines from recent price levels of about $70 per barrel toward the end of the reporting period. These positive factors, however, likely will be tempered somewhat by decelerating corporate earnings growth. We are comfortable with the companies currently in the Fund’s portfolio and will continue our search for the market’s highest-quality small-cap growth companies.

Portfolio Managers:

Gil Knight and Jayne Stevlingson, CFA

142	Annual Report 2005

Fund Performance	Gartmore Small Cap Growth Fund

Aggregate Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	-0.22%	-5.44%
	w/SC3	-5.96%	-8.90%
Class B	w/o SC2	-1.09%	-6.15%
	w/SC4	-6.04%	-8.53%
Class C	w/o SC2	-0.98%	-6.09%
	w/SC5	-1.97%	-6.68%
Class R6		-0.33%	-5.57%
Institutional Service Class[6]		0.00%	-5.18%
Institutional Class[6]		0.00%	-5.18%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 30, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Growth Fund, Russell 2000 Growth Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 Growth Index is an unmanaged index of securities of small capitalization companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	143

Shareholder Expense Example	Gartmore Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Small Cap Growth Fund			Beginning Account Value, 5/1/ 05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,073.90	$8.36	1.60%
	Hypothetical	[1]	$1,000.00	$1,016.93	$8.17	1.60%
Class B	Actual		$1,000.00	$1,068.60	$12.25	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class C	Actual		$1,000.00	$1,069.70	$12.26	2.35%
	Hypothetical	[1]	$1,000.00	$1,013.15	$11.99	2.35%
Class R	Actual		$1,000.00	$1,072.90	$8.93	1.71%
	Hypothetical	[1]	$1,000.00	$1,016.38	$8.73	1.71%
Institutional Service Class	Actual		$1,000.00	$1,074.90	$7.01	1.34%
	Hypothetical	[1]	$1,000.00	$1,018.24	$6.84	1.34%
Institutional Class	Actual		$1,000.00	$1,074.90	$7.06	1.35%
	Hypothetical	[1]	$1,000.00	$1,018.19	$6.89	1.35%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

144	Annual Report 2005

Portfolio Summary	Gartmore Small Cap Growth Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.6%
Cash Equivalents	1.7%
Other Assets in excess of Liabilities	1.7%

100.0%

Top Industries
Medical	8.8%
Energy	5.7%
Building	5.3%
Computer Products	4.0%
Health Services	3.9%
Oil & Gas	3.5%
Machinery, Equipment, & Supplies	3.3%
Electronic Components	3.1%
Casino Hotels	3.1%
Retail	3.1%
Other Industries	56.2%

100.0%

Top Holdings*
Healthcare Services Group, Inc.	1.8%
Webex Communications, Inc.	1.6%
Grand Prideco, Inc.	1.5%
Extreme Networks, Inc.	1.4%
Thermo Electron Corp.	1.4%
Airtran Holdings, Inc.	1.4%
Hurco Co.	1.4%
Life Time Fitness, Inc.	1.4%
Glenayre Technologies, Inc.	1.4%
Aspen Technologies, Inc.	1.4%
Other Holdings	85.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	145

Statement of Investments

October 31, 2005

Gartmore Small Cap Growth Fund

Common Stocks (96.6%)

	Shares or Principal Amount	Value

Advertising Agencies (0.9%)
Monster Worldwide, Inc. (b)	800	$26,248

Aerospace & Defense (0.5%)
Armor Holdings, Inc. (b)	300	13,413

Amusement & Recreation (2.0%)
Boyd Gaming Corp.	700	28,875
Magna Entertainment (b)	4,590	30,661

		59,536

Applications Software (0.7%)
American Reprographics (b)	1,300	21,905

Banking (1.0%)
Prosperity Bancshares, Inc.	1,000	30,490

Beverages (1.0%)
Hansen Natural Corp. (b)	600	30,312

Biological Products (2.1%)
Cotherix, Inc. (b)	2,200	31,350
Protein Design Labs (b)	1,100	30,822

		62,172

Blankbooks & Looseleaf Binders (0.3%)
Efunds Corp. (b)	400	8,252

Building (5.3%)
Chicago Bridge and Iron Co.	1,800	40,140
Florida Rock Industries, Inc.	600	34,140
Granite Construction, Inc.	800	27,288
Simpson Manufacturing Co., Inc.	500	19,730
Washington Group International (b)	700	34,790

		156,088

Business Services (2.2%)
Extreme Networks, Inc. (b)	8,800	42,504
Internet Capital Group, Inc. (b)	2,700	23,058

		65,562

Casino Hotels (3.1%)
Scientific Games Corp. (b)	1,100	32,956
Shuffle Master, Inc. (b)	1,200	30,432
Sunstone Hotel Investors, Inc.	1,200	26,880

		90,268

	Shares or Principal Amount	Value

Communication (1.1%)
Crown Castle International Corp. (b)	1,300	$31,876

Computer Products (4.0%)
Alloy Online, Inc. (b)	6,100	28,060
Micros Systems, Inc. (b)	500	22,960
Mro Software, Inc. (b)	1,200	19,656
Webex Communications, Inc. (b)	2,100	48,111

		118,787

Computer Services (1.6%)
Metasolv Inc. (b)	4,040	11,150
Sra Intl, Inc. (b)	1,100	36,102

		47,252

Computer Software (2.4%)
Aspen Technologies, Inc. (b)	6,700	40,535
F5 Networks, Inc. (b)	600	31,218

		71,753

Consulting Services (2.1%)
Corporate Executive Board	400	33,056
The Advisory Board Co. (b)	600	28,950

		62,006

Distribution (1.3%)
Keystone Automotive Industries, Inc. (b)	50	1,431
LKQ Corp. (b)	1,200	36,360

		37,791

Electric & Electronic Equipment (1.4%)
Hurco Co. (b)	2,300	41,009

Electronic Components (3.1%)
Mercury Computer Systems Inc. (b)	1,700	32,283
Micrel, Inc. (b)	2,800	28,000
Provide Commerce (b)	1,300	31,629

		91,912

Energy (5.7%)
Grand Prideco, Inc. (b)	1,100	42,779
Headwaters, Inc. (b)	800	25,472
Newfield Exploration Co. (b)	700	31,731
Ormat Technologies Inc	1,000	20,380
Southwestern Energy Co. (b)	200	14,508
Tidewater, Inc.	700	32,172

		167,042

146	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Engineering (1.2%)
Foster Wheeler Ltd. (b)	1,300	$36,764

Equipment Rental & Leasing (1.0%)
Tal International Group Inc. (b)	1,600	28,976

Finance Services (2.0%)
NASDAQ Stock Market, Inc. (b)	900	27,801
Portfolio Recovery Associates, Inc. (b)	800	31,120

		58,921

Health Services (3.9%)
Allscripts Healthcare Solution, Inc. (b)	1,100	17,600
Arthrocare Corp. (b)	400	14,692
Immucor, Inc. (b)	1,200	31,104
Orasure Technologies Inc. (b)	2,500	27,525
Sierra Health Services, Inc. (b)	300	22,500

		113,421

Insurance (1.5%)
Aspen Insurance Holdings Ltd	700	16,933
Max Re Capital Ltd.	600	14,346
Partnerre Ltd.	200	12,744

		44,023

Machinery, Equipment, & Supplies (3.3%)
Advanced Energy Industries (b)	2,200	23,650
ASM Lithography Holding NV (b)	1,800	30,564
Thermo Electron Corp. (b)	1,400	42,266

		96,480

Management Consulting Services (0.6%)
Omnicell Inc. (b)	1,600	16,960

Manufacturing (1.9%)
Clarcor, Inc.	1,100	30,250
Ixia (b)	2,100	26,502

		56,752

Medical (8.8%)
Amicas, Inc. (b)	5,500	24,145
Arena Pharmaceuticals, Inc. (b)	700	7,280
Aspect Medical Systems, Inc. (b)	500	16,310
Cerner Corp. (b)	300	25,335

	Shares or Principal Amount	Value

Medical (continued)
Healthcare Services Group, Inc.	2,850	$53,124
Lifeline Systems (b)	1,100	36,300
Pediatrix Medical Group, Inc. (b)	400	30,824
Psychiatric Solutions, Inc. (b)	700	38,290
Symbion Inc., Co. (b)	1,300	29,419

		261,027

Metal Forgings & Stampings (0.5%)
Commercial Metals Co.	500	15,895

Metal Mining (0.7%)
Inco, Ltd.	500	20,110

Newspapers (1.0%)
HARTE-HANKS, Inc.	1,100	28,160

Oil & Gas (3.5%)
Frontier Oil Corp.	400	14,752
Grey Wolf, Inc. (b)	3,600	27,648
Helmerich & Payne, Inc.	400	22,160
RPC Energy Services, Inc.	1,400	38,444

		103,004

Pharmaceuticals (1.8%)
Abgenix, Inc. (b)	2,600	27,040
Adams Respiratory Therapeutics Inc. (b)	700	26,180

		53,220

Prepackaged Software (2.8%)
Interwoven Software, Inc. (b)	1,700	15,980
Sumtotal Systems, Inc. (b)	7,700	34,881
Webmethods, Inc. (b)	4,500	31,320

		82,181

Raw Materials (1.1%)
Vulcan Materials Company	500	32,500

Real Estate (0.6%)
Trammell Crow Co. (b)	700	17,899

Real Estate Investment Trusts (2.5%)
Colonial Properties Trust	800	34,968
Equity Office Properties	900	27,720
Federal Realty Investment Trust	200	12,130

		74,818

2005 Annual Report	147

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Recreational Centers (1.4%)
Life Time Fitness, Inc. (b)	1,100	$40,854

Restaurants (0.5%)
P.F. Chang’s China Bistro, Inc. (b)	300	13,722

Retail (3.1%)
Abercrombie & Fitch Co.	600	31,194
Hibbet Sporting Goods, Inc. (b)	900	23,607
Hot Topic, Inc. (b)	1,400	20,846
Tractor Supply Co. (b)	300	14,550

		90,197

Security & Commodity Brokers (0.4%)
Cbot Holding Inc. (b)	100	10,650

Semiconductors & Related Devices (1.7%)
MEMC Electronic Materials, Inc. (b)	1,700	30,498
Microtune, Inc. (b)	4,000	15,440
Netlogic Microsystems, Inc. (b)	190	3,716

		49,654

Surgical & Medical Instruments (0.8%)
I-FLOW Corp. (b)	2,000	24,140

Telecom Equipment (2.5%)
Ditech Communications Corp. (b)	2,300	14,651
SBA Communications Corp. (b)	2,400	35,448
Westell Technologies, Inc. (b)	4,700	22,090

		72,189

Telephone Communication (1.4%)
Glenayre Technologies, Inc. (b)	10,700	40,339

Textile Goods (0.4%)
Deckers Outdoor (b)	700	12,005

Transportation (2.8%)
Airtran Holdings, Inc. (b)	2,800	41,888
AMR Corp. (b)	1,900	25,669
EGL, Inc. (b)	500	14,015

		81,572

Veterinary Services, Specialties (0.3%)
MWI Veterinary Supply, Inc. (b)	400	8,968

Wood Containers (0.8%)
Mobile Mini, Inc. (b)	500	23,340

Total Common Stocks		2,842,415

Cash Equivalents (1.7%)

	Principal Amount	Value

Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $49,981)	$49,976	$49,976

Total Cash Equivalents		49,796

Total Investments (Cost $2,837,396) (a) — 98.3%		2,892,391

Other assets in excess of liabilities — 1.7%		49,379

NET ASSETS — 100.0%		$2,941,770

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.

See notes to financial statements.

148	Annual Report 2005

Gartmore U.S. Growth Leaders Long-Short Fund

For the annual period ended Oct. 31, 2005, the Gartmore U.S. Growth Leaders Long-Short Fund returned 6.09% (Class A at NAV) versus 2.68% for its benchmark, the Citigroup 3-Month T-Bill Index.

During the reporting period, the U.S. economy and equity markets experienced a considerable amount of volatility. Late in the first calendar quarter of 2005, and into the second quarter, the fear of inflation heightened as the Federal Reserve Board continued to raise short-term interest rates; as a result, the market began trending downward. Toward the end of the second quarter, however, it became evident that the Fed’s philosophy of increasing rates at a “measured pace” would not stave off economic growth at the level initially anticipated. Confounding expectations, particularly in light of the devastation brought to the Gulf Coast by Hurricanes Katrina and Rita, gross domestic product growth accelerated from July through September.

Strong stock selection, and sector allocations in particular, had a positive effect on the portfolio during the reporting period. On a stock-specific level, among the Fund’s best performers were Panera Bread Co.; Transkaryotic Therapies, Inc; and Google Inc. Panera Bread has been a highly volatile stock, but by re-evaluating its strategy and addressing overexpansion issues, the company has reaccelerated its earnings growth. Due to a premium placed on Transkaryotic Therapies’ stock price, the company added value to the portfolio. Google Inc. did well on higher-than-expected earnings and significant bottom-line revenue.

Drug manufacturer Elan Corp., plc was among significant performance detractors for the Fund. Elan experienced significant losses as its multiple-sclerosis drug, Tysabri, was reportedly found to cause fatal side effects in three patients during the drug’s initial six-month rollout. VeriSign, Inc., a premiere Internet security vendor and domain distributor, also detracted from Fund performance. VeriSign saw significant declines as its wireless ring tone market dropped off faster than expected in the second and third quarters of 2005.

The economy has shown a high degree of resiliency during the past 12 months; despite having to face many obstacles, the economy has continued to grow, leaving us with a positive outlook on the market. We believe that the Federal Reserve will soon ease up on interest rates. When that happens, we expect to see price/earnings multiples expand, signaling a positive event for the Fund. As always, we maintain our strategy of investing in growth companies that generate positive earnings revisions and positive growth rates relative to the market.

Portfolio Managers:

Christopher Baggini, CFA, and Douglas Burtnick, CFA

2005 Annual Report	149

Fund Performance	Gartmore U.S. Growth Leaders Long-Short Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	6.09%	-5.17%	12.28%
	w/SC4	0.02%	-6.28%	11.43%
Class B2	w/o SC3	5.33%	-5.64%	11.92%
	w/SC5	0.33%	-5.81%	11.92%
Class C6	w/o SC3	5.35%	-5.87%	10.40%
	w/SC7	4.35%	-5.87%	10.40%
Class R8,10		6.16%	-5.24%	12.22%
Institutional Class[9]		6.27%	-5.12%	12.32%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	The Fund’s predecessor Fund, the Montgomery Partners Long-Short Equity Plus Fund, commenced operations for its Class C shares and Class R shares on December 31, 1997, and commenced operations for its Class A shares and Class B shares on October 31, 2001. As of June 23, 2003, the Gartmore Long-Short Equity Plus Fund (which previously had not commenced operations) acquired all the assets, subject to stated liabilities, of the Montgomery Partners Long-Short Equity Plus Fund. At that time the Gartmore Long-Short Equity Plus Fund took on the performance of the Montgomery Partners Long-Short Equity Plus Fund.

[2]	These returns through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, and, for periods from November 1, 2001 to June 22, 2003, the returns for the Class A and Class B shares include the performance of the Class A and Class B shares, respectively, of the Fund’s predecessor fund. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Class B shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities and Class A shares had the same expenses after waivers and reimbursements. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to Class B shares; if these fees were reflected, the performance for Class B shares would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns through June 22, 2003 include the performance of the Class C shares of the Fund’s predecessor fund.

[7]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns for the period through October 31, 2001 include the performance of the Class R shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Class R shares on February 27, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Class R shares would have produced because the Class R shares will invest in the same portfolio of securities as Class B shares.

[9]	These returns for the period through October 31, 2001 include the performance of the Institutional Class shares of the Fund’s predecessor fund, for the period from November 1, 2001 through June 22, 2003 include the performance of the Class B shares of the Fund’s predecessor fund and for the period from June 23, 2003 to December 31, 2003 (prior to the creation of the Fund’s Institutional Class shares on June 29, 2004) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, Class B shares’ average annual total returns are similar to what Institutional Class shares would have produced because the Institutional Class shares will invest in the same portfolio of securities as Class B shares.

[10]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore U.S. Growth Leaders Long-Short Fund, the Citigroup U.S. Domestic 3-Month T Bill Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Citigroup U.S. Domestic 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

150	Annual Report 2005

Shareholder Expense Example	Gartmore U.S. Growth Leaders Long-Short Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

U.S Growth Leaders Long-Short Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,075.50	$15.07	2.88%
	Hypothetical	[1]	$1,000.00	$1,010.48	$14.70	2.88%
Class B	Actual		$1,000.00	$1,071.50	$18.74	3.59%
	Hypothetical	[1]	$1,000.00	$1,006.90	$18.32	3.59%
Class C	Actual		$1,000.00	$1,072.10	$18.80	3.60%
	Hypothetical	[1]	$1,000.00	$1,006.85	$18.37	3.60%
Class R	Actual		$1,000.00	$1,075.60	$15.38	2.94%
	Hypothetical	[1]	$1,000.00	$1,010.18	$15.01	2.94%
Institutional Class	Actual		$1,000.00	$1,076.50	$13.61	2.60%
	Hypothetical	[1]	$1,000.00	$1,011.89	$13.27	2.60%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	151

Portfolio Summary	Gartmore U.S. Growth Leaders Long-Short Fund

October 31, 2005	Long Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	68.1%
Cash Equivalents	29.2%
Other Assets in excess of Liabilities	2.7%

100.0%

Top Industries
Technology	11.5%
Media & Services	11.1%
Finance	8.0%
Consumer Cyclical	7.4%
Health Care	6.8%
Capital Goods & Defense	4.9%
Consumer Staple	3.7%
Energy	3.2%
Computer Software	2.7%
Transportation	2.2%
Other Industries	38.5%

100.0%

Top Holdings*
UnitedHealth Group, Inc.	2.2%
Home Depot, Inc.	2.1%
Brinker International, Inc.	2.0%
McAfee, Inc.	2.0%
Colgate-Palmolive Co.	2.0%
Amgen, Inc.	1.8%
PepsiCo, Inc.	1.8%
Google, Inc.	1.6%
Hyperion Solutions Corp.	1.6%
Carnival Corp.	1.6%
Other Holdings	81.3%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

152	Annual Report 2005

Portfolio Summary	Gartmore U.S. Growth Leaders Long-Short Fund

October 31, 2005	Short Positions

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	35.5%
Mutual Funds	10.0%

45.5%

Top Industries
Equity Funds	10.0%
Consumer Staple	6.0%
Technology	5.3%
Media & Services	4.8%
Consumer Cyclical	3.7%
Capital Goods & Defense	3.6%
Computer Software	2.5%
Energy	2.3%
Healthcare	2.3%
Business Services	2.3%
Other Industries	57.2%

100.0%

Top Holdings
iShares Russell 1000 Index	3.0%
Semiconductor HOLDRs Trust	2.5%
Computer Associates International, Inc.	2.3%
Anheuser Busch Cos., Inc.	1.8%
United Stationers, Inc.	1.5%
Limited, Inc.	1.5%
Amex Energy Select SPDR	1.5%
Infosys Technologies Ltd. ADR — IN	1.5%
Nasdaq Biotech Index	1.5%
iShares Russell 2000 Growth	1.5%
Other Holdings	81.4%

100.0%

2005 Annual Report	153

Statement of Investments

October 31, 2005

Gartmore U.S. Growth Leaders Long-Short Fund

Common Stocks - Long Positions (c) (68.1%)

	Shares or Principal Amount	Value

Basic Industry & Gold (1.3%)
Praxair, Inc.	14,950	$738,680

Capital Goods & Defense (4.9%)
Boeing Co.	13,110	847,431
Fisher Scientific International, Inc. (b)	5,250	296,625
Tellabs, Inc. (b)	59,650	570,254
Textron, Inc.	7,700	554,708
Thermo Electron Corp. (b)	18,660	563,345

		2,832,363

Computer Software (2.7%)
F5 Networks, Inc. (b)	12,310	640,489
Satyam Computer Services Ltd. ADR — IN	26,260	897,567

		1,538,056

Consumer Cyclical (7.4%)
Abercrombie & Fitch Co.	12,230	635,838
Coach, Inc. (b)	22,650	728,877
Home Depot, Inc.	29,620	1,215,605
Kohl’s Corp. (b)	16,390	788,851
Staples, Inc.	39,010	886,697

		4,255,868

Consumer Staple (3.7%)
Colgate-Palmolive Co.	21,550	1,141,288
PepsiCo, Inc.	17,520	1,035,082

		2,176,370

Energy (3.2%)
ENSCO International, Inc.	14,000	638,260
Nabors Industries Ltd. (b)	6,450	442,664
Peabody Energy Corp.	10,110	790,197

		1,871,121

Environmental Services (1.0%)
Republic Services, Inc.	16,920	598,122

Finance (8.0%)
E*Trade Group, Inc. (b)	25,400	471,170
Goldman Sachs Group, Inc.	4,130	521,908
Legg Mason, Inc.	4,900	525,819
Marshall & Ilsley Corp.	13,760	591,130
Partnerre Ltd.	11,770	749,984

	Shares or Principal Amount	Value

Finance (continued)
State Street Corp.	10,530	$581,572
T. Rowe Price Group, Inc.	9,200	602,784
Zions Bancorp	8,260	606,862

		4,651,229

Healthcare (6.8%)
Abgenix, Inc. (b)	37,280	387,712
Amgen, Inc. (b)	13,750	1,041,700
Medcohealth Solutions, Inc. (b)	11,950	675,175
St. Jude Medical, Inc. (b)	11,470	551,363
UnitedHealth Group, Inc.	22,090	1,278,790

		3,934,740

Insurance (2.1%)
Genworth Financial, Inc.	25,140	796,686
Max Re Capital Ltd.	18,050	431,576

		1,228,262

Media & Services (11.1%)
Brinker International, Inc. (b)	30,830	1,175,240
Carnival Corp.	18,170	902,504
Google, Inc. (b)	2,480	922,907
McGraw-Hill Cos., Inc. (The)	12,300	601,962
Panera Bread Co. (b)	11,280	667,663
Qualcomm, Inc.	17,720	704,547
Sprint Corp.	24,810	578,321
Starwood Hotels & Resorts Worldwide, Inc.	15,010	877,034

		6,430,178

Technology (11.5%)
Broadcom Corp. (b)	13,850	588,071
Business Objectives S.A. ADR – FR (b)	16,240	556,545
Cognizant Technology Solutions Corp. (b)	13,040	573,499
Cymer, Inc. (b)	16,590	578,162
Hyperion Solutions Corp. (b)	18,920	914,971
Interwoven Software, Inc. (b)	30,880	290,272
Marvel Technology Group Ltd. (b)	15,820	734,206
McAfee, Inc. (b)	38,990	1,170,869
Monster Worldwide, Inc. (b)	19,020	624,046
National Semiconductor Corp.	26,480	599,242

		6,629,883

154	Annual Report 2005

Gartmore U.S. Growth Leaders Long-Short Fund (Continued)

Common Stocks - Long Positions (c) (continued)

	Shares or Principal Amount	Value
Telecommunications (1.2%)
Comverse Technology, Inc. (b)	26,950	$676,445

Transportation (2.2%)
CNF, Inc.	10,900	613,343
Forward Air Corp.	19,200	680,640

		1,293,983

Utilities (1.0%)
Questar Corp.	7,270	572,513

Total Common Stocks – Long Positions (c)		39,427,813

Cash Equivalents (29.2%)

Investments in repurchase agreements (Collateralized by U.S. Government Agencies, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $16,919,472)	$16,917,639	16,917,639

Total Cash Equivalents		16,917,639

Total Investments (Cost $55,240,198) (a) — 97.3%		56,345,452

Other assets in excess of liabilities — 2.7%		1,546,405

NET ASSETS — 100.0%		$57,891,857

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All long positions held as collateral for securities sold short.
ADR	American Depositary Receipt
FR	France
IN	India

See notes to financial statements.

2005 Annual Report	155

Statement of Investments (Continued)

October 31, 2005

Common Stocks - Short Positions (35.5%)

	Shares	Value

Business Services (2.3%)
United Stationers, Inc. (b)	19,600	$889,252
Zebra Technologies Corp. Class A (b)	9,870	425,496

		1,314,748

Capital Goods & Defense (3.6%)
Amphenol Corp., Class A	10,400	415,688
Lear Corp.	18,540	564,728
Snap-On, Inc.	15,650	563,713
Tyco International Ltd.	20,150	531,759

		2,075,888

Casinos & Gambling (0.8%)
Wynn Resorts Ltd. (b)	10,300	480,804

Computer Software (2.5%)
BMC Software, Inc. (b)	29,090	569,873
Infosys Technologies Ltd. ADR — IN	12,730	865,640

		1,435,513

Consumer Cyclical (3.7%)
Garmin Ltd.	8,250	473,798
Limited, Inc.	44,310	886,642
UST, Inc.	18,450	763,646

		2,124,086

Consumer Staple (6.0%)
Anheuser Busch Cos., Inc.	24,840	1,024,898
ConAgra, Inc.	36,880	858,198
Kimberly — Clark Corp.	7,500	426,300
Performance Food Group Co. (b)	22,750	627,673
Yum! Brands, Inc.	11,600	590,092

		3,527,161

Energy (2.3%)
Schlumberger Ltd.	6,410	581,836
Valero Energy Corp.	7,190	756,675

		1,338,511

Finance (1.9%)
Commerce Bancorp, Inc.	24,910	759,008
Nelnet, Inc. (b)	9,360	347,256

		1,106,264

Healthcare (2.3%)
HCA, Inc.	11,680	562,859
Health Management Associates, Inc., Class A	35,600	762,196

		1,325,055

	Shares	Value

Media & Services (4.8%)
Amazon.com, Inc. (b)	13,200	$526,416
Knight-Ridder, Inc.	15,120	807,106
New York Times Co.	21,180	576,943
Salesforce.com, Inc. (b)	34,360	858,656

		2,769,121

Technology (5.3%)
02Micro International Ltd. (b)	22,890	299,859
Belden CDT, Inc.	14,640	291,775
Cognos, Inc. ADR — CA (b)	14,680	550,940
Computer Associates International, Inc.	48,440	1,354,867
Micron Technology, Inc. (b)	41,600	540,384

		3,037,825

Total Common Stocks — Short Positions		20,534,976

Mutual Funds - Short Positions (10.0%)
Equity Funds (10.0%)
Amex Energy Select SPDR	17,880	872,544
iShares Russell 1000 Index	26,440	1,729,704
iShares Russell 2000 Growth	13,080	861,580
Nasdaq Biotech Index	11,670	862,530
Semiconductor HOLDRs Trust	43,050	1,444,328

Total Mutual Funds — Short Positions		5,770,686

Total Investments (Cost $26,339,352) (a) — 45.5%		$26,305,662

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
ADR	American Depositary Receipt
CA	Canada
HOLDR	Holding Company Depositary Receipt
IN	India
SPDR	Standard & Poor’s Depositary Receipts

See notes to financial statements.

156	Annual Report 2005

Gartmore Value Opportunities Fund

For the annual period ended Oct. 31, 2005, the Gartmore Value Opportunities Fund (Class A at NAV) returned 13.59% versus 12.08% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 13.22%.

Equity markets rallied in the last fiscal quarter of 2004 before slowing in early 2005, as investors took profits amid growing concerns that the Federal Reserve Board’s measured increases in interest rates might slow economic growth. Small-cap stocks experienced a period of difficulty, given the circumstances, and the mindset of many market analysts shifted toward large caps.

The current investing environment is a welcome change from the frustrating situation of one year ago. At that time, the stock market was rewarding speculative companies and seemed to ignore those with strong and/or improving fundamentals. Typically, these speculative periods are unsustainable. The Fund’s solid performance in 2005 is evidence that the stock market has regained its “value” investing style (i.e., rewarding stocks with strong fundamentals). Within a value-style environment, the Fund has outperformed the benchmark.

Historically, we have sought to add value for the Fund through stock selection. It, therefore, is our goal to have the vast majority of our return derived from stock selection and not extraneous influences. During the reporting period, stock selection was strongest in the technology and financials sectors. Technology name Komag, Inc. and financials name Tower Group, Inc. were particularly strong performers for the Fund. Komag benefited from a recovery in the disk drive market, while Tower Group, a specialized property and casualty insurance provider, achieved robust earnings growth in part due to rising insurance premiums.

Conversely, stock selection was weaker in the energy and health-care sectors. Fund holding and energy name The Meridian Resource Corp. had a tough year as the company faced continued difficulty with production results at one location. Further, Meridian Resource’s primary production facilities were rendered inoperable as a result of hurricanes in the Gulf of Mexico during August and September.

Our objective for the Fund remains the same: to buy, at attractive valuations, well-positioned companies in which we see tangible evidence of fundamental improvement.

Despite the economic disruption caused by Hurricanes Katrina and Rita toward the end of the reporting period, our outlook remains unchanged. We expect those sectors that have exhibited improving fundamentals–particularly industrials and financials–to continue to be rewarded in the stock market, and we have positioned the Fund to benefit from such moves.

The Fund’s portfolio continues to be characterized by stocks with favorable cash flow characteristics, earnings improvement and broad sector diversification. As 2006 unfolds, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style will yield favorable results.

Portfolio Managers:

Jeffrey Petherick, CFA and Mary Champagne, CFA

2005 Annual Report	157

Fund Performance	Gartmore Value Opportunities Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	13.59%	8.60%	11.40%
	w/SC3	7.04%	7.33%	10.28%
Class B	w/o SC2	12.90%	7.90%	10.70%
	w/SC4	8.19%	7.60%	10.59%
Class C5	w/o SC2	12.86%	7.90%	10.69%
	w/SC6	11.92%	7.90%	10.69%
Class R7,9		13.71%	8.12%	10.89%
Institutional Class[8,9]		13.96%	8.87%	11.69%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effects of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[7]	These returns until the creation of Class R shares (12/30/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[8]	These returns until the creation of Institutional Class shares (6/29/04) include the performance of the Fund’s Institutional Service shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Institutional Service shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Value Opportunities Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of securities of small capitalization U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

158	Annual Report 2005

Shareholder Expense Example	Gartmore Value Opportunities Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Value Opportunities Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,117.20	$7.74	1.45%
	Hypothetical	[1]	$1,000.00	$1,017.69	$7.40	1.45%
Class B	Actual		$1,000.00	$1,114.10	$11.19	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.41	$10.72	2.10%
Class C	Actual		$1,000.00	$1,113.60	$11.19	2.10%
	Hypothetical	[1]	$1,000.00	$1,014.41	$10.72	2.10%
Class R	Actual		$1,000.00	$1,117.20	$7.63	1.43%
	Hypothetical	[1]	$1,000.00	$1,017.79	$7.30	1.43%
Institutional Class	Actual		$1,000.00	$1,119.00	$5.71	1.07%
	Hypothetical	[1]	$1,000.00	$1,019.61	$5.46	1.07%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	159

Portfolio Summary	Gartmore Value Opportunities Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	94.8%
Cash Equivalents	4.5%
Other Investments*	20.2%
Liabilities in excess of Other Assets**	-19.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Real Estate	9.8%
Commercial Banks	8.2%
Insurance	6.0%
Machinery	5.0%
Software	4.0%
Electrical Equipment	3.6%
Chemicals	3.4%
Specialty Retail	3.3%
Health Care Equipment & Supplies	2.9%
Semiconductors & Semiconductor Equipment	2.8%
Other Industries	51.0%

100.0%

Top Holdings***
Allmerica Financial Corp.	1.5%
Tower Group, Inc.	1.5%
First Industrial Realty Trust	1.3%
Ashford Hospitality Trust	1.3%
Avista Corp.	1.3%
El Paso Electric Co.	1.3%
Franklin Bank Corp.	1.2%
National Financial Partners Corp.	1.2%
Thomas & Betts Corp.	1.2%
Regal-Beloit Corp.	1.2%
Other Holdings	87.0%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

160	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Value Opportunities Fund

Common Stocks (94.8%)

	Shares or Principal Amount	Value

Aerospace & Defense (1.7%)
Teledyne Technologies, Inc. (b)	3,500	$123,410
United Industrial Corp. (c)	3,700	130,573

		253,983

Airlines (1.1%)
Alaska Air Group, Inc. (b) (c)	5,100	160,803

Auto Components (0.5%)
Drew Industries, Inc. (b)	2,300	66,355

Biotechnology (0.7%)
Serologicals Corp. (b) (c)	4,900	95,452

Building Products (0.1%)
ElkCorp.	600	18,978

Capital Markets (1.2%)
Affiliated Managers Group, Inc. (b) (c)	2,250	172,688

Chemicals (3.4%)
Airgas, Inc.	4,600	130,042
Olin Corp. (c)	8,400	150,192
Omnova Solutions, Inc. (b)	20,398	91,791
RPM International, Inc.	6,200	115,444

		487,469

Commercial Banks (8.2%)
Capital Corp. of the West (c)	4,674	154,242
Columbia Banking System, Inc.	4,900	141,659
East West Bancorp, Inc.	4,600	176,134
Greene County Bancshares, Inc.	5,200	138,112
Midwest Banc Holding, Inc. (c)	4,500	100,980
Placer Sierra Bancshares	6,193	166,716
Security Bank Corp. (c)	6,436	158,840
Vineyard National Bancorp Co. (c)	4,700	137,616

		1,174,299

Commercial Services & Supplies (0.4%)
Steelcase, Inc., Class A	4,200	60,144

Communications Equipment (1.6%)
3Com Corp. (b)	22,600	87,010
Polycom, Inc. (b)	9,400	143,820

		230,830

	Shares or Principal Amount	Value

Computers & Peripherals (1.1%)
Dot Hill Systems Corp. (b)	14,100	$97,713
Intergraph Corp. (b) (c)	1,400	67,732

		165,445

Construction & Engineering (1.6%)
Foster Wheeler Ltd. (b)	6,300	178,164
Washington Group International, Inc. (b)	1,170	58,149

		236,313

Construction Materials (0.6%)
Texas Industries, Inc.	1,800	89,280

Consumer Finance (1.2%)
Advanta Corp. (c)	6,042	171,412

Electric Utilities (2.2%)
El Paso Electric Co. (b)	8,400	181,860
Westar Energy, Inc.	6,300	139,230

		321,090

Electrical Equipment (3.6%)
Genlyte Group, Inc. (b)	3,220	164,123
Regal-Beloit Corp. (c)	5,600	178,248
Thomas & Betts Corp. (b)	4,600	179,032

		521,403

Electronic Equipment & Instruments (0.9%)
Coherent, Inc. (b)	4,200	124,362

Energy Equipment & Services (2.7%)
Hanover Compressor Co. (b) (c)	11,000	141,460
Hornbeck Offshore Services, Inc. (b)	3,877	124,878
Pioneer Drilling Co. (b)	7,330	125,563

		391,901

Food & Staples Retailing (1.4%)
Casey’s General Stores, Inc.	3,700	79,846
Longs Drug Stores Corp.	1,300	54,223
Wild Oats Markets, Inc. (b)	6,100	67,832

		201,901

Food Products (1.2%)
Flowers Foods, Inc.	2,950	86,435
Reddy Ice Holdings, Inc.	4,100	89,298

		175,733

2005 Annual Report	161

Statement of Investments (Continued)

October 31, 2005

Gartmore Value Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Gas Utilities (0.8%)
South Jersey Industries, Inc.	4,100	$114,595

Healthcare Equipment & Supplies (2.9%)
Adeza Biomedical Corp. (b)	5,129	87,449
Integra Lifesciences Corp. (b)	3,300	113,850
IntraLase Corp. (b) (c)	9,100	140,686
Symmetry Medical, Inc. (b)	3,900	86,346

		428,331

Healthcare Providers & Services (1.9%)
HealthTronics, Inc. (b)	15,500	140,895
LifePoint Hospitals, Inc. (b)	3,600	140,760

		281,655

Hotels Restaurants & Leisure (1.2%)
Denny’s Corp. (b)	18,100	72,400
Jack in the Box, Inc. (b)	1,200	35,640
Sunterra Corp. (b)	6,000	72,060

		180,100

Household Durables (2.6%)
Champion Enterprises, Inc. (b)	10,700	148,516
Jarden Corp. (b) (c)	3,650	123,334
Snap-On, Inc.	3,100	111,662

		383,512

Insurance (6.0%)
Allmerica Financial Corp. (b)	5,800	220,980
National Financial Partners Corp.	4,000	180,920
ProAssurance Corp. (b) (c)	1,700	79,560
Scottish Re Group Ltd.	6,700	164,485
Tower Group, Inc.	10,980	211,585

		857,530

Internet & Catalog Retail (0.3%)
J. Jill Group, Inc. (b)	3,000	38,100

Internet Software & Services (2.6%)
Akamai Technologies, Inc. (b) (c)	4,900	84,966
HomeStore, Inc. (b)	26,900	97,647
Jupitermedia Corp. (b) (c)	6,400	108,800
United Online, Inc.	6,600	88,506

		379,919

IT Services (0.8%)
Covansys Corp. (b)	7,500	120,000

	Shares or Principal Amount	Value

Machinery (5.0%)
Actuant Corp. (c)	3,400	$165,580
Gardner Denver, Inc. (b)	3,300	160,380
Greenbrier Cos., Inc. (The) (c)	4,000	110,200
Stewart & Stevenson Services, Inc.	5,800	138,388
Wabtec Corp.	5,400	146,880

		721,428

Media (2.0%)
Lions Gate Entertainment Corp. (b) (c)	10,000	96,000
Salem Communications Corp. (b)	4,100	76,752
Scholastic Corp. (b) (c)	3,799	123,657

		296,409

Metals & Mining (1.8%)
Aleris International, Inc. (b)	5,000	129,800
Allegheny Technologies, Inc.	4,800	137,808

		267,608

Multi-Utilities (2.3%)
Avista Corp.	10,600	185,712
WPS Resources Corp.	2,700	147,312

		333,024

Oil Gas & Consumable Fuels (1.7%)
KCS Energy, Inc. (b) (c)	5,100	123,012
Southwestern Energy Co. (b)	1,700	123,318

		246,330

Personal Products (0.7%)
Elizabeth Arden, Inc. (b)	4,600	99,682

Pharmaceuticals (0.7%)
Kos Pharmaceuticals, Inc. (b) (c)	1,800	108,000

Real Estate (9.8%)
American Campus Communities, Inc.	5,200	128,700
American Financial Realty Trust	11,700	144,027
Ashford Hospitality Trust	18,245	191,573
BioMed Realty Trust, Inc.	5,900	147,559
Eagle Hospitality Properties Trust	13,340	126,863
First Industrial Realty Trust (c)	4,800	195,024
First Potomac Realty Trust	4,600	116,564
JER Investors Trust, Inc.	6,700	114,235

162	Annual Report 2005

Gartmore Value Opportunities Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate (continued)
Medical Properties Trust, Inc.	15,300	$136,782
Trammell Crow Co. (b)	4,193	107,215

		1,408,542

Road & Rail (1.6%)
Laidlaw International, Inc.	6,100	138,714
RailAmerica, Inc. (b)	8,113	96,139

		234,853

Semiconductors & Semiconductor Equipment (2.8%)
Cirrus Logic, Inc. (b)	17,600	115,456
Mattson Technology (b)	13,800	108,882
ON Semiconductor Corp. (b)	17,700	82,128
Silicon Storage Technology (b) (c)	20,000	101,000

		407,466

Software (4.0%)
Aspen Technologies, Inc. (b)	20,500	124,025
InterVoice, Inc. (b) (c)	6,462	60,226
Lawson Software (b) (c)	15,300	117,198
Parametric Technology Corp. (b)	15,800	102,858
Take-Two Interactive Software, Inc. (b)	4,200	86,730
TIBCO Software, Inc. (b)	11,600	88,044

		579,081

Specialty Retail (3.3%)
AnnTaylor Stores Corp. (b)	3,900	94,653
Hot Topic, Inc. (b) (c)	7,300	108,697
Jos. A. Bank Clothiers, Inc. (b)	1,800	73,458
Too, Inc. (b)	4,000	113,640
United Auto Group, Inc. (c)	2,800	94,444

		484,892

Thrifts & Mortgage Finance (2.6%)
Commercial Capital Bancorp, Inc.	8,500	136,510
First Place Financial Corp.	2,905	65,304
Franklin Bank Corp. (b) (c)	10,500	181,125

		382,939

Trading Companies & Distributors (0.5%)
Beacon Roofing Supply, Inc. (b) (c)	2,400	65,424
UAP Holding Corp.	700	13,370

		78,794

	Shares or Principal Amount	Value

Wireless Telecommunication Services (1.5%)
Dobson Communications Corp. (b) (c)	13,700	$99,873
NII Holdings, Inc. (b)	1,400	116,088

		215,961

Total Common Stocks		13,768,592

Cash Equivalents (4.5%)
Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $648,520)	$648,450	648,450

Total Cash Equivalents		648,450

Lending (20.2%) Short-Term Securities Held as Collateral for Securities
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$2,939,861	2,939,861

Total Short-Term Securities Held as Collateral for Securities Lending		2,939,861

Total Investments (Cost $16,458,858) (a) — 119.5%		17,356,903

Liabilities in excess of other assets — (19.5)%		(2,831,173)

NET ASSETS — 100.0%		$14,525,730

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Non-income producing securities.
(c)	All or part of the security was on loan as of October 31, 2005.

See notes to financial statements.

2005 Annual Report	163

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Convertible Fund	Gartmore High Yield Bond Fund	Gartmore Micro Cap Equity Fund
Assets:
Investments, at value (cost $42,634,439; $21,834,610 and $118,597,570; respectively)	$42,929,664	$21,610,966	$134,556,960
Repurchase agreements, at cost and value	6,618,892	2,347,214	15,375,163

Total Investments	49,548,556	23,958,180	149,932,123

Cash	—	5,177,480	—
Interest and dividends receivable	272,325	522,164	74,281
Receivable for capital shares issued	3,604	6,146	95,230
Receivable for investments sold	1,292,200	47,875	1,192,462
Receivable from adviser	—	—	7,390
Prepaid expenses and other assets	346	515	24,840

Total Assets	52,279,710	29,712,360	151,326,326

Liabilities:
Payable to custodian	194,732	—	—
Distributions payable	—	12,828	—
Payable to adviser	1,164	6,776	—
Payable for investments purchased	3,065,279	5,607,081	312,553
Payable for capital shares redeemed	28,782	13,280	631,077
Payable for return of collateral received for securities on loan	—	—	27,810,992
Accrued expenses and other payables
Investment advisory fees	25,847	11,193	132,785
Fund administration and transfer agent fees	3,332	3,653	21,544
Distribution fees	3,658	2,332	54,335
Administrative servicing fees	1	2,153	2
Trustee fees	101	56	317
Other	12,380	—	20,877

Total Liabilities	3,335,276	5,659,352	28,984,482

Net Assets	$47,781,755	$24,053,008	$122,341,844

Represented by:
Capital	$47,236,775	$59,894,801	$99,002,798
Accumulated net investment income (loss)	184,907	1	—
Accumulated net realized gains (losses) from investment transactions	64,848	(35,618,150)	7,379,656
Net unrealized appreciation (depreciation) on investments	295,225	(223,644)	15,959,390

Net Assets	$47,781,755	$24,053,008	$122,341,844

See notes to financial statements.

164	Annual Report 2005

Statements of Assets and Liabilities (Continued)

	Gartmore Convertible Fund		Gartmore High Yield Bond Fund		Gartmore Micro Cap Equity Fund
Net Assets:
Class A Shares	$2,046,918		$2,686,585		$68,375,303
Class B Shares	253,291		760,225		7,646,929
Class C Shares	3,503,562		1,317,516		37,980,433
Class R Shares	1,080		1,080		1,238
Institutional Service Class Shares	323,926		18,272,500		224,832
Institutional Class Shares	41,652,978		1,015,102		8,113,109

Total	$47,781,755		$24,053,008		$122,341,844

Shares outstanding (unlimited number of shares authorized):
Class A Shares	201,872		398,626		3,183,988
Class B Shares	25,124		112,964		365,312
Class C Shares	347,209		195,645		1,812,729
Class R Shares	108		161		59
Institutional Service Class Shares	31,969		2,689,132		10,387
Institutional Class Shares	4,110,944		149,371		374,777

Total	4,717,226		3,545,899		5,747,252

Net asset value and redemption price per share:
Class A Shares	$10.14		$6.74		$21.47
Class B Shares (a)	$10.08		$6.73		$20.93
Class C Shares (b)	$10.09		$6.73		$20.95
Class R Shares	$10.09	(c)	$6.72	(c)	$21.13	(c)
Institutional Service Class Shares	$10.13		$6.79		$21.64
Institutional Class Shares	$10.13		$6.80		$21.65

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.76		$7.08		$22.78

Maximum Sales Charge — Class A Shares	5.75%		4.75%		5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding does not equal the NAV.

See notes to financial statements.

2005 Annual Report	165

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Small Cap Growth Fund	Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore Value Opportunities Fund
Assets:
Investments, at value (cost $2,787,420; $38,322,559 and $15,810,408; respectively)	$2,842,415	$39,427,813	$16,708,453
Repurchase agreements, at cost and value	49,976	16,917,639	648,450

Total Investments	2,892,391	56,345,452	17,356,903

Cash	—	16,039	12,635
Deposits with broker for securities sold short	—	27,534,655	—
Interest and dividends receivable	746	128,799	4,994
Receivable for capital shares issued	—	93,925	1,552
Receivable for investments sold	188,968	10,191,425	219,364
Receivable from adviser	—	15,860	4,553
Prepaid expenses and other assets	18,026	5,997	5,785

Total Assets	3,100,131	94,332,152	17,605,786

Liabilities:
Securities sold short, at value (proceeds $0, $26,339,352, and $0; respectively)	—	26,305,662	—
Payable to adviser	15,564	—	—
Payable for investments purchased	128,091	9,949,289	108,165
Payable for capital shares redeemed	—	—	782
Payable for return of collateral received for securities on loan	—	—	2,939,861
Accrued expenses and other payables
Investment advisory fees	2,385	72,277	8,566
Fund administration and transfer agent fees	1,249	9,728	3,258
Distribution fees	69	23,688	5,116
Administrative servicing fees	1	3,344	8,040
Trustee fees	7	120	37
Other	10,995	76,187	6,231

Total Liabilities	158,361	36,440,295	3,080,056

Net Assets	$2,941,770	$57,891,857	$14,525,730

Represented by:
Capital	$3,154,765	$75,251,878	$11,656,520
Accumulated net investment income (loss)	—	(5,817)	—
Accumulated net realized gains (losses) from investments	(267,990)	(18,493,148)	1,971,165
Net unrealized appreciation (depreciation) on investments	54,995	1,138,944	898,045

Net Assets	$2,941,770	$57,891,857	$14,525,730

See notes to financial statements.

166	Annual Report 2005

Statements of Assets and Liabilities (Continued)

	Gartmore Small Cap Growth Fund	Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore Value Opportunities Fund
Net Assets:
Class A Shares	$146,083	$33,828,067	$11,262,515
Class B Shares	5,218	814,113	2,591,795
Class C Shares	35,885	19,371,854	669,117
Class R Shares	913	1,084	1,165
Institutional Service Class Shares	919	—	—
Institutional Class Shares	2,752,752	3,876,739	1,138

Total	$2,941,770	$57,891,857	$14,525,730

Shares outstanding (unlimited number of shares authorized):
Class A Shares	15,968	3,442,614	742,580
Class B Shares	577	84,897	174,694
Class C Shares	3,967	2,658,569	45,219
Class R Shares	100	112	78
Institutional Service Class Shares	100	—	—
Institutional Class Shares	299,500	393,404	74

Total	320,212	6,579,596	962,645

Net asset value and redemption price per share:
Class A Shares	$9.15	$9.83	$15.17
Class B Shares (a)	$9.04	$9.59	$14.84
Class C Shares (b)	$9.05	$7.29	$14.80
Class R Shares	$9.13	$9.68	$14.98	(c)
Institutional Service Class Shares	$9.19	$—	$—
Institutional Class Shares	$9.19	$9.85	$15.35	(c)

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.71	$10.43	$16.10

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding does not equal the NAV.

See notes to financial statements.

2005 Annual Report	167

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Convertible Fund	Gartmore High Yield Bond Fund	Gartmore Micro Cap Equity Fund
INVESTMENT INCOME:
Interest income	$780,962	$1,936,816	$135,460
Dividend income	880,998	26,025	330,043
Income from securities lending	—	—	318,411

Total Income	1,661,960	1,962,841	783,914

Expenses:
Investment advisory fees	269,558	131,576	1,759,262
Fund administration and transfer agent fees	57,424	55,040	268,601
Distribution fees Class A	6,384	8,392	207,175
Distribution fees Class B	2,533	7,606	82,220
Distribution fees Class C	38,055	14,740	416,008
Distribution fees Class R	4	4	4
Administrative servicing fees Class A	—	2,502	8,807
Administrative servicing fees Institutional Service Class	—	9,252	—
Registration and filing fees	51,185	49,612	67,200
Trustee fees	1,708	269	5,754
Other	14,535	3,590	176,196

Total expenses before reimbursed expenses	441,386	282,583	2,991,227
Earnings credit (Note 5)	(1,174)	(1,378)	(2,435)
Expenses reimbursed	—	(47,602)	(19,206)

Total Expenses	440,212	233,603	2,969,586

Net Investment Income (Loss)	1,221,748	1,729,238	(2,185,672)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	474,484	189,291	8,767,558
Net change in unrealized appreciation/depreciation from investments	471,459	(1,403,019)	6,799,515

Net realized/unrealized gains (losses) on investments	945,943	(1,213,728)	15,567,073

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,167,691	$515,510	$13,381,401

See notes to financial statements.

168	Annual Report 2005

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Small Cap Growth Fund	Gartmore U.S. Growth Leaders Long-Short Fund	Gartmore Value Opportunities Fund
INVESTMENT INCOME:
Interest income	$3,418	$954,401	$17,384
Dividend income	12,531	232,403	285,367
Income from securities lending	–	–	6,479

Total Income	15,949	1,186,804	309,230

Expenses:
Investment advisory fees	28,162	666,637	139,810
Fund administration and transfer agent fees	6,429	89,592	33,999
Distribution fees Class A	207	70,756	30,069
Distribution fees Class B	127	7,768	26,882
Distribution fees Class C	438	131,617	7,005
Distribution fees Class R	4	4	4
Administrative servicing fees Class A	–	6,870	12,162
Administrative servicing fees Institutional Service Class	–	–	10,443
Custodian fees	1,284	35,439	17,594
Dividend expense for securities sold short	–	285,777	–
Registration and filing fees	31,088	38,087	54,372
Printing fees	102	46,713	33,577
Trustee fees	116	1,769	677
Other	641	9,698	4,374

Total expenses before reimbursed expenses	68,598	1,390,727	370,968
Earnings credit (Note 5)	(23)	(1,438)	(49)
Expenses reimbursed	(27,746)	(43,113)	(54,601)

Total Expenses	40,829	1,346,176	316,318

Net Investment Income (Loss)	(24,880)	(159,372)	(7,088)

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	18,586	2,626,065	5,310,694
Net change in unrealized appreciation/depreciation on investments	(1,715)	488,936	(2,049,777)

Net realized/unrealized gains (losses) on investments	16,871	3,115,001	3,260,917

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,009)	$2,955,629	$3,253,829

See notes to financial statements.

2005 Annual Report	169

Statements of Changes in Net Assets

	Gartmore Convertible Fund			Gartmore High Yield Bond Fund
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)		Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$1,221,748	$448,406		$1,729,238	$6,245,178
Net realized gains (losses) on investment transactions	474,484	(409,636)		189,291	5,076,078
Net change in unrealized appreciation/depreciation on investments	471,459	(176,234)		(1,403,019)	(5,990,113)

Change in net assets resulting from operations	2,167,691	(137,464)		515,510	5,331,143

Distributions to Class A Shareholders from:
Net investment income	(63,556)	(31,238	) (b)	(239,415)	(318,947)

Distributions to Class B Shareholders from:
Net investment income	(4,809)	(1,215	) (b)	(49,100)	(48,620)

Distributions to Class C Shareholders from:
Net investment income	(69,633)	(20,050	) (b)	(95,312)	(184,379)

Distributions to Class R Shareholders from:
Net investment income	(26)	(9	) (c)	(77)	(46	)(d)

Distributions to Institutional Service Class Shareholders from:
Net investment income	(8,949)	(2,589	) (b)	(1,339,607)	(5,693,160)

Distributions to Institutional Class Shareholders from:
Net investment income	(969,285)	(323,490)		(5,727)	(26	)(e)

Change in net assets from shareholder distributions	(1,116,258)	(378,591)		(1,729,238)	(6,245,178)

Change in net assets from capital transactions	11,667,574	35,578,803		828,746	(88,703,708)

Change in net assets	12,719,007	35,062,748		(384,982)	(89,617,743)

Net Assets:
Beginning of period	35,062,748	—		24,437,990	114,055,733

End of period	$47,781,755	$35,062,748		$24,053,008	$24,437,990

Accumulated net investment income (loss)	$184,907	$79,417		$1	$1

(a)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

170	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Micro Cap Equity Fund			Gartmore Small Cap Growth Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(2,185,672)	$(1,199,048)		$(24,880)	$(12,230)
Net realized gains (losses) on investment transactions	8,767,558	4,115,524		18,586	(288,140)
Net change in unrealized appreciation/depreciation on investments	6,799,515	5,816,745		(1,715)	56,710

Change in net assets resulting from operations	13,381,401	8,733,221		(8,009)	(243,660)

Distributions to Class A Shareholders from:
Net investment income	—	—		—	—
Net realized gains on investments	(1,846,386)	(8,895)		—	—

Distributions to Class B Shareholders from:
Net investment income	—	—		—	—
Net realized gains on investments	(163,298)	(889)		—	—

Distributions to Class C Shareholders from:
Net investment income	—	—		—	—
Net realized gains on investments	(853,621)	(3,920)		—	—

Distributions to Class R Shareholders from:
Net investment income	—	—		—	—
Net realized gains on investments	(23)	—	(b)(c)	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—		—	—
Net realized gains on investments	(2,437)	(7)		—	—

Distributions to Institutional Class Shareholders from:
Net investment income	—	—		—	—
Net realized gains on investments	(59,761)	(506)		—	—

Change in net assets from shareholder distributions	(2,925,526)	(14,217)		—	—

Change in net assets from capital transactions	(3,422,201)	79,393,895		128,905	3,064,534

Change in net assets	7,033,674	88,112,899		120,896	2,820,874

Net Assets:
Beginning of period	115,308,170	27,195,271		2,820,874	—

End of period	$122,341,844	$115,308,170		$2,941,770	$2,820,874

Accumulated net investment income (loss)	$—	$—		$—	$—

(a)	For the period from March 30, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	Amount is less than $1.

See notes to financial statements.

2005 Annual Report	171

Statements of Changes in Net Assets

	Gartmore U.S. Growth Leaders Long-Short Fund		Gartmore Value Opportunities Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(159,372)	$(454,861)	$(7,088)	$18,758
Net realized gains (losses) on investment transactions	2,626,065	2,736,596	5,310,694	5,404,162
Net change in unrealized appreciation/depreciation on investments	488,936	154,329	(2,049,777)	(1,765,389)

Change in net assets resulting from operations	2,955,629	2,436,064 (a)	3,253,829	3,657,531

Distributions to Class A Shareholders from:
Net investment income	(796,091)	(7,546,048)	(19,254)	(9,434)
Net realized gains on investments	—	—	(2,094,330)	—

Distributions to Class B Shareholders from:
Net investment income	(18,985)	(119,661)	—	—
Net realized gains on investments	—	—	(468,923)	—

Distributions to Class C Shareholders from:
Net investment income	(256,975)	(513,025)	—	—
Net realized gains on investments	—	—	(121,288)	—

Distributions to Class R Shareholders from:
Net investment income	(32)	—	(2)	—
Net realized gains on investments	—	—	(187)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	—	—	(6,938)	(24,707)
Net realized gains on investments	—	—	(2,552,592)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(30,947)	—	(4)	—
Net realized gains on investments	—	—	(178)	—

Change in net assets from shareholder distributions	(1,103,030)	(8,178,734)	(5,263,696)	(34,141)

Change in net assets from capital transactions	28,002,160	2,411,514	(15,490,924)	(8,405,689)

Change in net assets	29,854,759	(3,331,156)	(17,500,791)	(4,782,299)

Net Assets:
Beginning of period	28,037,098	31,368,254	32,026,521	36,808,820

End of period	$57,891,857	$28,037,098	$14,525,730	$32,026,521

Accumulated net investment income (loss)	$(5,817)	$914,137	$—	$—

(a)	The amount reported as the “Change in net assets resulting from operations” of $(2,764,853) in the October 31, 2004 annual report contained a typographical error resulting in the reporting of Total Net Assets by the Fund of $22,836,181. The amount reported as the “Change in net assets resulting from operations” should have been $2,436,064 resulting in Total Net Assets at the end of the period of $28,037,098.

See notes to financial statements.

172	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Convertible Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.09	0.15	(0.32)	(0.17)	(0.14)	(0.14)	$9.78	(1.68%	)(g)	$2,988	1.20%	(h)	2.28%	(h)	1.36%	(h)	2.12%	(h)	153.08%
Year Ended October 31, 2005	$9.78	0.30	0.31	0.61	(0.25)	(0.25)	$10.14	6.32%		$2,047	1.20%		2.80%		(i	)	(i	)	169.53%

Class B Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.35)	(0.25)	(0.11)	(0.11)	$9.73	(2.46%	)(g)	$210	1.95%	(h)	1.55%	(h)	2.08%	(h)	1.42%	(h)	153.08%
Year Ended October 31, 2005	$9.73	0.20	0.34	0.54	(0.19)	(0.19)	$10.08	5.52%		$253	1.95%		2.05%		(i	)	(i	)	169.53%

Class C Shares
Period Ended October 31, 2004 (d)	$10.09	0.10	(0.34)	(0.24)	(0.11)	(0.11)	$9.74	(2.41%	)(g)	$3,253	1.95%	(h)	1.52%	(h)	2.09%	(h)	1.38%	(h)	153.08%
Year Ended October 31, 2005	$9.74	0.21	0.32	0.53	(0.18)	(0.18)	$10.09	5.48%		$3,504	1.95%		2.05%		(i	)	(i	)	169.53%

Class R Shares
Period Ended October 31, 2004 (e)	$9.66	0.08	0.09	0.17	(0.09)	(0.09)	$9.74	1.72%	(g)	$1	1.58%	(h)	1.75%	(h)	1.59%	(h)	1.75%	(h)	153.08%
Year Ended October 31, 2005	$9.74	0.27	0.33	0.60	(0.25)	(0.25)	$10.09	6.16%		$1	1.33%		2.67%		(i	)	(i	)	169.53%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.09	0.12	(0.28)	(0.16)	(0.15)	(0.15)	$9.78	(0.68%	)(g)	$311	0.95%	(h)	2.28%	(h)	1.10%	(h)	2.13%	(h)	153.08%
Year Ended October 31, 2005	$9.78	0.31	0.32	0.63	(0.28)	(0.28)	$10.13	6.50%		$324	0.95%		3.04%		(i	)	(i	)	169.53%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$10.00	0.18	(0.25)	(0.07)	(0.15)	(0.15)	$9.78	(1.56%	)(g)	$28,299	0.95%	(h)	2.53%	(h)	1.12%	(h)	2.36%	(h)	153.08%
Year Ended October 31, 2005	$9.78	0.30	0.33	0.63	(0.28)	(0.28)	$10.13	6.50%		$41,653	0.95%		3.06%		(i	)	(i	)	169.53%

(a) Excludes sales charge.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(e) For the period from May 14, 2004 (commencement of operations) through October 31, 2004.
(f) For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(g) Not annualized.
(h)Annualized.
(i) There were no fee reductions during this period.

See notes to financial statements.

2005 Annual Report	173

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore High Yield Bond Fund

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$7.96	0.84	(1.10)	(0.26)	(0.84)	(0.84)	$6.86	(3.59%	)	$2,801	0.95%		11.10%		1.11%		10.94%		83.79%
Year Ended October 31, 2002	$6.86	0.61	(0.87)	(0.26)	(0.61)	(0.61)	$5.99	(4.27%	)	$2,002	0.97%		9.20%		1.09%		9.08%		93.27%
Year Ended October 31, 2003	$5.99	0.56	0.89	1.45	(0.56)	(0.56)	$6.88	25.18%		$4,028	1.02%		8.47%		1.10%		8.39%		104.54%
Year Ended October 31, 2004	$6.88	0.51	0.20	0.71	(0.51)	(0.51)	$7.08	10.65%		$4,027	1.03%		7.34%		1.20%		7.17%		77.13%
Year Ended October 31, 2005	$7.08	0.50	(0.34)	0.16	(0.50)	(0.50)	$6.74	2.23%		$2,687	1.13%		7.13%		1.35%		6.92%		72.82%

Class B Shares
Year Ended October 31, 2001	$7.96	0.78	(1.10)	(0.32)	(0.78)	(0.78)	$6.86	(4.31%	)	$244	1.70%		10.35%		2.43%		9.62%		83.79%
Year Ended October 31, 2002	$6.86	0.56	(0.88)	(0.32)	(0.56)	(0.56)	$5.98	(5.11%	)	$355	1.70%		8.46%		1.83%		8.33%		93.27%
Year Ended October 31, 2003	$5.98	0.52	0.89	1.41	(0.52)	(0.52)	$6.87	24.36%		$764	1.69%		7.81%		1.78%		7.73%		104.54%
Year Ended October 31, 2004	$6.87	0.46	0.20	0.66	(0.46)	(0.46)	$7.07	9.92%		$734	1.70%		6.63%		1.89%		6.45%		77.13%
Year Ended October 31, 2005	$7.07	0.45	(0.34)	0.11	(0.45)	(0.45)	$6.73	1.55%		$760	1.81%		6.46%		2.01%		6.26%		72.82%

Class C Shares
Period Ended October 31, 2001 (d)	$8.07	0.40	(1.21)	(0.81)	(0.40)	(0.40)	$6.86	(10.15%	)(g)	$5	1.70%	(h)	10.05%	(h)	8.58%	(h)	3.17%	(h)	83.79%
Year Ended October 31, 2002	$6.86	0.56	(0.87)	(0.31)	(0.56)	(0.56)	$5.99	(4.96%	)	$53	1.70%		8.55%		1.97%		8.28%		93.27%
Year Ended October 31, 2003	$5.99	0.52	0.89	1.41	(0.52)	(0.52)	$6.88	24.32%		$2,986	1.71%		7.45%		1.77%		7.39%		104.54%
Year Ended October 31, 2004	$6.88	0.46	0.20	0.66	(0.46)	(0.46)	$7.08	9.92%		$1,836	1.71%		6.66%		1.86%		6.51%		77.13%
Year Ended October 31, 2005	$7.08	0.45	(0.35)	0.10	(0.45)	(0.45)	$6.73	1.40%		$1,318	1.80%		6.47%		2.02%		6.26%		72.82%

Class R Shares
Period Ended October 31, 2004 (e)	$7.00	0.32	0.07	0.39	(0.32)	(0.32)	$7.07	5.73%	(g)	$1	1.32%	(h)	6.89%	(h)	1.55%	(h)	6.66%	(h)	77.13%
Year Ended October 31, 2005	$7.07	0.50	(0.35)	0.15	(0.50)	(0.50)	$6.72	2.05%		$1	1.21%		7.10%		1.45%		6.87%		72.82%

Institutional Service Class Shares
Year Ended October 31, 2001	$8.01	0.87	(1.10)	(0.23)	(0.86)	(0.86)	$6.92	(3.19%	)	$85,885	0.70%		11.30%		0.76%		11.24%		83.79%
Year Ended October 31, 2002	$6.92	0.63	(0.88)	(0.25)	(0.63)	(0.63)	$6.04	(4.12%	)	$82,967	0.70%		9.38%		0.79%		9.29%		93.27%
Year Ended October 31, 2003	$6.04	0.58	0.90	1.48	(0.58)	(0.58)	$6.94	25.51%		$106,278	0.70%		8.87%		0.78%		8.79%		104.54%
Year Ended October 31, 2004	$6.94	0.53	0.20	0.73	(0.53)	(0.53)	$7.14	10.90%		$17,839	0.71%		7.60%		0.77%		7.53%		77.13%
Year Ended October 31, 2005	$7.14	0.52	(0.35)	0.17	(0.52)	(0.52)	$6.79	2.34%		$18,272	0.86%		7.34%		1.05%		7.14%		72.82%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$6.90	0.18	0.24	0.42	(0.18)	(0.18)	$7.14	6.10%	(g)	$1	0.71%	(h)	7.44%	(h)	1.24%	(h)	6.91%	(h)	77.13%
Year Ended October 31, 2005	$7.14	0.52	(0.34)	0.18	(0.52)	(0.52)	$6.80	2.54%		$1,015	0.53%		7.54%		0.53%		7.54%		72.82%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

174	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Micro Cap Equity Fund

		Investment Activities				Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains		Total Distributions		Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2002 (d) (e)	$10.00	(0.04)	–	(1.32)	(1.36)	–		–		$8.64	(13.60%	)(g)	$310	1.80%	(h)	(1.32%	)(h)	8.73%	(h)	(8.25%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.02)	–	7.29	7.27	–		–		$15.91	84.14%		$17,023	1.82%		(1.32%	)	2.26%		(1.76%	)	104.50%
Year Ended October 31, 2004	$15.91	(0.18)	0.02	3.81	3.65	–	(i)	–	(i)	$19.56	22.96%		$74,983	1.81%		(1.35%	)	1.82%		(1.37%	)	107.36%
Year Ended October 31, 2005	$19.56	(0.34)	0.02	2.63	2.31	(0.40)		(0.40)		$21.47	11.69%		$68,375	1.86%		(1.31%	)	1.87%		(1.32%	)	108.54%

Class B Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	–	(1.33)	(1.39)	–		–		$8.61	(13.90%	)(g)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.61	(0.06)	–	7.19	7.13	–		–		$15.74	82.81%		$1,611	2.54%		(2.08%	)	2.99%		(2.52%	)	104.50%
Year Ended October 31, 2004	$15.74	(0.26)	0.02	3.72	3.48	–	(i)	–	(i)	$19.22	22.13%		$6,403	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Year Ended October 31, 2005	$19.22	(0.46)	0.02	2.55	2.11	(0.40)		(0.40)		$20.93	10.84%		$7,647	2.61%		(2.04%	)	2.62%		(2.06%	)	108.54%

Class C Shares
Period Ended October 31, 2002 (d)	$10.00	(0.06)	–	(1.33)	(1.39)	–		–		$8.61	(13.90%	)(g)	$43	2.55%	(h)	(2.04%	)(h)	8.46%	(h)	(7.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.61	(0.05)	–	7.20	7.15	–		–		$15.76	83.04%		$5,609	2.54%		(2.04%	)	2.90%		(2.40%	)	104.50%
Year Ended October 31, 2004	$15.76	(0.24)	0.02	3.70	3.48	–	(i)	–	(i)	$19.24	22.10%		$30,377	2.55%		(2.11%	)	2.57%		(2.13%	)	107.36%
Year Ended October 31, 2005	$19.24	(0.47)	0.02	2.56	2.11	(0.40)		(0.40)		$20.95	10.83%		$37,980	2.61%		(2.05%	)	2.62%		(2.06%	)	108.54%

Class R Shares
Period Ended October 31, 2004 (f)	$17.38	(0.27)	0.02	2.14	1.89	–	(i)	–	(i)	$19.27	10.89%	(g)	$1	2.17%	(h)	(1.78%	)(h)	2.17%	(h)	(1.78%	)(h)	107.36%
Year Ended October 31, 2005	$19.27	(0.29)	0.02	2.53	2.26	(0.40)		(0.40)		$21.13	11.61%		$1	1.94%		(1.39%	)	1.94%		(1.39%	)	108.54%

Institutional Service Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	–	(1.33)	(1.36)	–		–		$8.64	(13.60%	)(g)	$43	1.55%	(h)	(1.04%	)(h)	7.45%	(h)	(6.94%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.13)	–	7.45	7.32	–		–		$15.96	84.72%		$80	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$15.96	(0.28)	0.02	3.97	3.71	–	(i)	–	(i)	$19.67	23.26%		$51	1.51%		(1.10%	)	1.52%		(1.11%	)	107.36%
Year Ended October 31, 2005	$19.67	(0.19)	0.02	2.54	2.37	(0.40)		(0.40)		$21.64	11.93%		$225	1.62%		(1.05%	)	1.64%		(1.07%	)	108.54%

Institutional Class Shares
Period Ended October 31, 2002 (d)	$10.00	(0.03)	–	(1.33)	(1.36)	–		–		$8.64	(13.60%	)(g)	$1,556	1.55%	(h)	(1.04%	)(h)	7.46%	(h)	(6.95%	)(h)	56.08%
Year Ended October 31, 2003	$8.64	(0.13)	–	7.45	7.32	–		–		$15.96	84.72%		$2,873	1.55%		(1.15%	)	2.40%		(2.00%	)	104.50%
Year Ended October 31, 2004	$15.96	(0.16)	0.02	3.85	3.71	–	(i)	–	(i)	$19.67	23.26%		$3,493	1.52%		(1.14%	)	1.54%		(1.15%	)	107.36%
Year Ended October 31, 2005	$19.67	(0.22)	0.02	2.58	2.38	(0.40)		(0.40)		$21.65	11.98%		$8,113	1.63%		(1.05%	)	1.65%		(1.07%	)	108.54%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from June 27, 2002 (commencement of operations) through October 31, 2002.
(e)	Net investment income (loss) is based on average shares outstanding during the period.
(f)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.
(i)	Amount is less than $0.005.

See notes to financial statements.

2005 Annual Report	175

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Growth Fund

		Investment Activities						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	(0.82)	(0.83)	$9.17	(8.30%	)(e)	$14	1.67%	(f)	(0.81%	)(f)	4.98%	(f)	(4.12%	)(f)	633.92%
Year Ended October 31, 2005	$9.17	(0.05)	0.03	(0.02)	$9.15	(0.22%	)	$146	1.60%		(1.05%	)	2.51%		(1.97%	)	1,068.13%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	(0.84)	(0.86)	$9.14	(8.60%	)(e)	$13	2.37%	(f)	(1.66%	)(f)	5.65%	(f)	(4.94%	)(f)	633.92%
Year Ended October 31, 2005	$9.14	(0.17)	0.07	(0.10)	$9.04	(1.09%	)	$5	2.35%		(1.81%	)	3.34%		(2.80%	)	1,068.13%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	(0.85)	(0.87)	$9.13	(8.60%	)(e)	$40	2.35%	(f)	(1.68%	)(f)	5.42%	(f)	(4.76%	)(f)	633.92%
Year Ended October 31, 2005	$9.13	(0.20)	0.12	(0.08)	$9.05	(0.98%	)	$36	2.35%		(1.82%	)	3.29%		(2.76%	)	1,068.13%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.07)	(0.77)	(0.84)	$9.16	(8.40%	)(e)	$1	1.82%	(f)	(1.25%	)(f)	5.07%	(f)	(4.50%	)(f)	633.92%
Year Ended October 31, 2005	$9.16	(0.11)	0.08	(0.03)	$9.13	(0.33%	)	$1	1.73%		(1.21%	)	2.86%		(2.33%	)	1,068.13%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.04)	(0.77)	(0.81)	$9.19	(8.10%	)(e)	$1	1.28%	(f)	(0.71%	)(f)	4.44%	(f)	(3.87%	)(f)	633.92%
Year Ended October 31, 2005	$9.19	(0.08)	0.08	–	$9.19	0.00%		$1	1.35%		(0.83%	)	1.97%		(1.44%	)	1,068.13%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.04)	(0.77)	(0.81)	$9.19	(8.10%	)(e)	$2,752	1.37%	(f)	(0.75%	)(f)	4.69%	(f)	(4.07%	)(f)	633.92%
Year Ended October 31, 2005	$9.19	(0.08)	0.08	–	$9.19	0.00%		$2,753	1.35%		(0.81%	)	2.28%		(1.75%	)	1,068.13%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 30, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

176	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore U.S. Growth Leaders Long-Short Fund

		Investment Activities			Distributions							Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets (Excludes Dividend Expense)		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (Excludes Dividend Expense) (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Dividend Expense (c)	Portfolio Turnover (d)

Class A Shares
Period Ended June 30, 2002 (e)	$11.14	6.65	(6.90)	(0.25)	—	—	—	$10.89	(2.24%	)(j)	$144	1.95%	(k)	122.95%	(k)	2.26%	(k)	122.64%	(k)	0.03%	425%
Year Ended June 30, 2003 (g)	$10.89	(0.08)	0.14	0.06	—	—	—	$10.95	0.55%		$29,561	3.47%		(2.04%	)	3.66%		(2.23%	)	0.40%	424%
Period Ended October 31, 2003 (f)	$10.95	(0.07)	1.12	1.05	—	—	—	$12.00	9.59%	(j)	$29,468	3.23%	(k)	(1.77%	)(k)	(l)		(l)		1.65%	126.69%
Year Ended October 31, 2004	$12.00	0.11	0.77	0.88	(3.32)	—	(3.32)	$9.56	9.03%		$24,411	2.20%		(1.65%	)	2.25%		(1.70%	)	0.73%	577.36%
Year Ended October 31, 2005	$9.56	(0.02)	0.59	0.57	(0.30)	—	(0.30)	$9.83	6.09%		$33,828	2.81%		(0.18%	)	2.91%		(0.27%	)	0.64%	827.26%

Class B Shares
Period Ended June 30, 2002 (e)	$11.14	(0.07)	(0.17)	(0.24)	—	—	—	$10.90	(2.15%	)(j)	$121	2.74%	(k)	(1.45%	)(k)	2.86%	(k)	(1.57%	)(k)	0.03%	425%
Year Ended June 30, 2003 (g)	$10.90	(0.23)	0.19	(0.04)	—	—	—	$10.86	(0.37%	)	$141	3.73%		(2.31%	)	4.54%		(3.12%	)	0.40%	424%
Period Ended October 31, 2003 (f) (g)	$10.86	(0.10)	1.12	1.02	—	—	—	$11.88	9.39%	(j)	$414	3.98%	(k)	(2.54%	)(k)	(l)		(l)		1.65%	126.69%
Year Ended October 31, 2004	$11.88	0.22	0.58	0.80	(3.30)	—	(3.30)	$9.38	8.22%		$653	2.93%		(2.30%	)	3.00%		(2.36%	)	0.73%	577.36%
Year Ended October 31, 2005	$9.38	(0.09)	0.58	0.49	(0.28)	—	(0.28)	$9.59	5.33%		$814	3.53%		(0.90%	)	3.62%		(0.99%	)	0.64%	827.26%

Class C Shares
Year Ended June 30, 2001	$27.72	(0.15)	(8.43)	(8.58)	—	(9.12)	(9.12)	$10.02	(40.62%	)	$3,102	3.04%		(1.51%	)	3.82%		(2.29%	)	0.09%	143%
Year Ended June 30, 2002	$10.02	(0.66)	(0.31)	(0.97)	—	—	—	$9.05	(17.65%	)	$1,819	3.28%		(5.41%	)	3.71%		(5.87%	)	0.03%	425%
Year Ended June 30, 2003	$9.05	(0.19)	0.17	(0.02)	—	—	—	$9.03	(0.22%	)	$1,323	3.72%		(2.31%	)	4.54%		(3.13%	)	0.40%	424%
Period Ended October 31, 2003 (f)	$9.03	(0.08)	0.93	0.85	—	—	—	$9.88	9.41%	(j)	$1,487	3.98%	(k)	(2.52%	)(k)	(l)		(l)		1.65%	126.69%
Year Ended October 31, 2004	$9.88	0.64	(0.01)	0.63	(3.30)	—	(3.30)	$7.21	8.20%		$2,641	2.92%		(2.29%	)	3.00%		(2.37%	)	0.73%	577.36%
Year Ended October 31, 2005	$7.21	(0.05)	0.42	0.37	(0.29)	—	(0.29)	$7.29	5.35%		$19,372	3.55%		(0.81%	)	3.65%		(0.91%	)	0.64%	827.26%

Class R Shares
Period Ended October 31, 2004 (h)	$9.21	(0.11)	0.31	0.20	—	—	—	$9.41	2.17%	(j)	$1	2.45%	(k)	(1.74%	)(k)	2.49%	(k)	(1.78%	)(k)	0.73%	577.36%
Year Ended October 31, 2005	$9.41	(0.03)	0.59	0.56	(0.29)	—	(0.29)	$9.68	6.16%		$1	2.82%		(0.20%	)	2.86%		(0.25%	)	0.64%	827.26%

Institutional Class Shares
Period Ended October 31, 2004 (i)	$9.28	(0.02)	0.31	0.29	—	—	—	$9.57	3.12%	(j)	$331	1.90%	(k)	(0.52%	)(k)	2.09%	(k)	(0.72%	)(k)	0.73%	577.36%
Year Ended October 31, 2005	$9.57	(0.05)	0.63	0.58	(0.30)	—	(0.30)	$9.85	6.27%		$3,877	2.56%		0.19%		2.67%		0.08%		0.64%	827.26%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Indicates the ratio of dividend expense charged for the period to average net assets.
(d)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(e)	For the period from October 31, 2001 (commencement of operations) through June 30, 2002.
(f)	For the period from July 1, 2003 through October 31, 2003.
(g)	Net investment income (loss) is based on average shares outstanding during the period.
(h)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(i)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(j)	Not annualized.
(k)	Annualized.
(l)	There were no fee reductions in this period.

See notes to financial statements.

2005 Annual Report	177

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Value Opportunities Fund

		Investment Activities				Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Redemption Fees	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$12.37	0.10	—	(0.20)	(0.10)	(0.10)	—	(0.10)	$12.17	(0.87%	)	$10,789	1.35%		0.69%		2.07%		(0.03%	)	139.75%
Year Ended October 31, 2002	$12.17	0.05	0.01	(0.98)	(0.92)	(0.05)	(0.15)	(0.20)	$11.05	(7.75%	)	$9,766	1.31%		0.39%		1.48%		0.22%		108.62%
Year Ended October 31, 2003	$11.05	0.03	—	3.42	3.45	(0.03)	—	(0.03)	$14.47	31.32%		$12,156	1.30%		0.20%		1.41%		0.09%		90.02%
Year Ended October 31, 2004	$14.47	—	—	1.55	1.55	(0.01)	—	(0.01)	$16.01	10.72%		$12,244	1.36%		(0.01%	)	1.39%		(0.04%	)	146.98%
Year Ended October 31, 2005	$16.01	—	—	2.07	2.07	(0.02)	(2.89)	(2.91)	$15.17	13.59%		$11,263	1.49%		0.02%		1.85%		(0.34%	)	187.36%

Class B Shares
Year Ended October 31, 2001	$12.36	0.02	—	(0.20)	(0.18)	(0.02)	—	(0.02)	$12.16	(1.45%	)	$2,708	1.95%		0.09%		3.06%		(1.02%	)	139.75%
Year Ended October 31, 2002	$12.16	(0.03)	0.01	(0.98)	(1.00)	(0.01)	(0.15)	(0.16)	$11.00	(8.39%	)	$2,362	1.98%		(0.28%	)	2.22%		(0.52%	)	108.62%
Year Ended October 31, 2003	$11.00	(0.06)	—	3.40	3.34	—	—	—	$14.34	30.39%		$2,641	2.00%		(0.49%	)	2.12%		(0.60%	)	90.02%
Year Ended October 31, 2004	$14.34	(0.11)	—	1.55	1.44	—	—	—	$15.78	10.04%		$2,631	2.01%		(0.66%	)	2.04%		(0.69%	)	146.98%
Year Ended October 31, 2005	$15.78	(0.10)	—	2.05	1.95	—	(2.89)	(2.89)	$14.84	12.90%		$2,592	2.14%		(0.64%	)	2.50%		(0.99%	)	187.36%

Class C Shares
Period Ended October 31, 2001 (d)	$13.08	0.01	—	(0.93)	(0.92)	(0.03)	—	(0.03)	$12.13	(7.08%	)(g)	$108	1.95%	(h)	(0.01%	)(h)	3.29%	(h)	(1.35%	)(h)	139.75%
Year Ended October 31, 2002	$12.13	(0.03)	0.01	(0.97)	(0.99)	(0.01)	(0.15)	(0.16)	$10.98	(8.31%	)	$133	1.99%		(0.30%	)	2.23%		(0.54%	)	108.62%
Year Ended October 31, 2003	$10.98	(0.04)	—	3.37	3.33	—	—	—	$14.31	30.35%		$342	2.00%		(0.56%	)	2.09%		(0.65%	)	90.02%
Year Ended October 31, 2004	$14.31	(0.09)	—	1.53	1.44	—	—	—	$15.75	10.06%		$652	2.01%		(0.67%	)	2.05%		(0.71%	)	146.98%
Year Ended October 31, 2005	$15.75	(0.10)	—	2.04	1.94	—	(2.89)	(2.89)	$14.80	12.86%		$669	2.14%		(0.62%	)	2.51%		(0.99%	)	187.36%

Class R Shares
Period Ended October 31, 2004 (e)	$15.45	(0.05)	—	0.43	0.38	—	—	—	$15.83	2.46%	(g)	$1	1.60%	(h)	(0.35%	)(h)	1.64%	(h)	(0.39%	)(h)	146.98%
Year Ended October 31, 2005	$15.83	0.01	—	2.06	2.07	(0.03)	(2.89)	(2.92)	$14.98	13.71%		$1	1.61%		0.06%		1.99%		(0.32%	)	187.36%

Institutional Class Shares
Year Ended October 31, 2004 (f)	$16.18	—	—	(0.04)	(0.04)	—	—	—	$16.14	(0.19%	)(g)	$1	1.09%	(h)	0.09%	(h)	1.17%	(h)	0.01%	(h)	146.98%
Year Ended October 31, 2005	$16.14	0.06	—	2.09	2.15	(0.05)	(2.89)	(2.94)	$15.35	13.96%		$1	1.08%		0.39%		1.30%		0.17%		187.36%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(f)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(g)	Not annualized.
(h)	Annualized.

See notes to financial statements.

178	Annual Report 2005

Notes to Financial Statements

October 31, 2005

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002 the Trust was named Nationwide Mutual Funds. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of October 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the 19 funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Global Financial Services Fund (“Global Financial Services”)

- Gartmore Global Health Sciences Fund (“Global Health Sciences”)

- Gartmore Global Natural Resources Fund (“Global Natural Resources”)

- Gartmore Global Technology and Communications Fund (“Global Technology and Communications”)

- Gartmore Global Utilities Fund (“Global Utilities”)

- Gartmore Mid Cap Growth Leaders Fund (“Mid Cap Growth Leaders”)

- Gartmore Nationwide Leaders Fund (“Nationwide Leaders”)

- Gartmore Small Cap Leaders Fund (“Small Cap Leaders”)

- Gartmore U.S. Growth Leaders Fund (“U.S. Growth Leaders”)

- Gartmore Worldwide Leaders Fund (“Worldwide Leaders”)

- Gartmore China Opportunities Fund (“China Opportunities”)

- Gartmore Emerging Markets Fund (“Emerging Markets”)

- Gartmore International Growth Fund (“International Growth”)

- Gartmore Convertible Fund (“Convertible”)

- Gartmore High Yield Bond Fund (“High Yield Bond”)

- Gartmore Micro Cap Equity Fund (“Micro Cap Equity”)

- Gartmore Small Cap Growth Fund (“Small Cap Growth”)

- Gartmore U.S. Growth Leaders Long-Short Fund (“U.S. Growth Leaders Long-Short”)

- Gartmore Value Opportunities Fund (“Value Opportunities”)

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid

2005 Annual Report	179

Notes to Financial Statements (Continued)

October 31, 2005

price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller

180	Annual Report 2005

under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes.

Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

2005 Annual Report	181

Notes to Financial Statements (Continued)

October 31, 2005

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value/market value of the underlying hedged assets.

(g)	Short Sales

During the period, the U.S. Growth Leaders Long-Short Fund engaged in short-selling of portfolio securities. The Fund is authorized to engage in short-selling of portfolio securities, which obligates the Fund to replace any security that the Fund has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash, U.S. government securities and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

(h)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Funds at October 31, 2005, was pooled and invested in the following:

Security Type	Issuer	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	U.S. Bank N.A.	$2,998,279	3.85%	11/02/05
Master Note — Floating	Merrill Lynch Mortgage Capital	25,700,000	4.16%	11/01/05
Medium Term Note — Floating	General Electric Capital Corp	1,500,213	3.79%	12/08/05
Medium Term Note — Floating	ISLANDSBANKI HF Corp	1,000,000	4.08%	11/22/05
Repurchase Agreement — U.S. Government Agency Mortgages	Nomura Securities	22,300,563	4.05%	11/01/05

182	Annual Report 2005

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2005, the following Funds had securities with the following market values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Global Health Sciences	$2,478,401	$2,497,502
Global Technology and Communications	879,648	888,600
Mid Cap Growth Leaders	2,159,932	2,121,265
U.S. Growth Leaders	12,767,277	12,814,285
Worldwide Leaders	4,231,922	4,426,550
Micro Cap Equity	27,521,427	27,810,992
Value Opportunities	2,934,040	2,939,861

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid monthly for High Yield Bond and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns, and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in-capital.

(k)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(l)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

2005 Annual Report	183

Notes to Financial Statements (Continued)

October 31, 2005

(m)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Global Financial Services			Global Health Sciences
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$2,116,941	$2,120,548		$6,872,505	$6,977,872
Dividends reinvested	136,625	133,277		34,040	274,185
Cost of shares redeemed	(400,441)	(1,097,974)		(3,025,980)	(4,950,075)

	1,853,125	1,155,851		3,880,565	2,301,982

Class B Shares
Proceeds from shares issued (b)	48,565	27,905		129,644	165,325
Dividends reinvested	73,769	89,141		6,107	74,963
Cost of shares redeemed	(27,739)	(8,388)		(71,992)	(27,500)

	94,595	108,658		63,759	212,788

Class C Shares
Proceeds from shares issued (b)	407,937	70,192		2,336,230	2,138,361
Dividends reinvested	74,188	86,070		1,371	11,366
Cost of shares redeemed	(67,277)	(6,719)		(927,955)	(74,108)

	414,848	149,543		1,409,646	2,075,619

Class R Shares
Proceeds from shares issued (b)	—	1,000	(c)	—	1,000	(c)
Dividends reinvested	80	6	(c)	6	—

	80	1,006		6	1,000

Institutional Service Class Shares
Proceeds from shares issued (b)	144	119		2,627,578	5,333,588
Dividends reinvested	79,497	93,480		28,114	300,573
Cost of shares redeemed	98	—		(2,574,711)	(4,200,651)

	79,739	93,599		80,981	1,433,510

Institutional Class Shares
Proceeds from shares issued (b)	6,507,099	707,404	(a)	3,979,739	452,027	(a)
Dividends reinvested	155,329	1,601	(a)	6,183	—
Cost of shares redeemed	(1,382,017)	(52,182	)(a)	(842,304)	(19,432	)(a)

	5,280,411	656,823		3,143,618	432,595

Change in net assets from capital transactions	$7,722,798	$2,165,480		$8,578,575	$6,457,494

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

184	Annual Report 2005

	Global Financial Services			Global Health Sciences
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	162,896	171,290		611,372	656,551
Reinvested	10,433	11,537		3,067	27,255
Redeemed	(30,974)	(90,241)		(269,467)	(470,608)

	142,355	92,586		344,972	213,198

Class B Shares
Issued	3,785	2,283		11,814	15,742
Reinvested	5,721	7,867		566	7,603
Redeemed	(2,236)	(695)		(6,741)	(2,656)

	7,270	9,455		5,639	20,689

Class C Shares
Issued	31,898	5,711		213,246	207,003
Reinvested	5,754	7,596		127	1,153
Redeemed	(5,314)	(574)		(80,969)	(7,242)

	32,338	12,733		132,404	200,914

Class R Shares
Issued	—	88	(b)	—	100	(b)
Reinvested	6	—		—	—

	6	88		—	100

Institutional Service Class Shares
Issued	— (c)	—	(c)	230,623	490,765
Reinvested	6,044	8,061		2,508	29,613
Redeemed	— (c)	—		(228,849)	(391,931)

	6,044	8,061		4,282	128,447

Institutional Class Shares
Issued	500,181	57,838	(a)	350,724	41,764	(a)
Reinvested	11,847	130	(a)	551	—
Redeemed	(104,374)	(4,229	)(a)	(70,946)	(1,899	)(a)

	407,654	53,739		280,329	39,865

Total change in shares	595,667	176,662		767,626	603,213

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	Less than 1 share.

2005 Annual Report	185

Notes to Financial Statements (Continued)

October 31, 2005

	Gartmore Global Natural Resources Fund
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$10,680,867	$103,923
Dividends reinvested	9,625	87
Cost of shares redeemed	(805,016)	—

	9,885,476	104,010

Class B Shares
Proceeds from shares issued (b)	620,232	1,000
Dividends reinvested	120	—
Cost of shares redeemed	(45,110)	—

	575,242	1,000

Class C Shares
Proceeds from shares issued (b)	4,707,988	6,000
Dividends reinvested	221	—
Cost of shares redeemed	(326,016)	—

	4,382,193	6,000

Class R Shares
Proceeds from shares issued (b)	21,058	1,000
Dividends reinvested	40	—
Cost of shares redeemed	(153)	—

	20,935	1,000

Institutional Service Class Shares
Proceeds from shares issued (b)	234,993	1,000
Dividends reinvested	42	2
Cost of shares redeemed	(70,489)	—

	164,546	1,002

Institutional Class Shares
Proceeds from shares issued (b)	2,625,287	3,000,000
Dividends reinvested	127,224	5,728
Cost of shares redeemed	(27,205)	—

	2,725,306	3,005,728

Change in net assets from capital transactions	$17,753,698	$3,118,740

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.

186	Annual Report 2005

	Gartmore Global Natural Resources Fund
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	644,698	9,549
Reinvested	821	8
Redeemed	(47,714)	—

	597,805	9,557

Class B Shares
Issued	39,514	100
Reinvested	10	—
Redeemed	(3,263)	—

	36,261	100

Class C Shares
Issued	297,507	546
Reinvested	19	—
Redeemed	(21,085)	—

	276,441	546

Class R Shares
Issued	1,190	100
Reinvested	3	—
Redeemed	(12)	—

	1,181	100

Institutional Service Class Shares
Issued	13,232	100
Reinvested	4	—	(b)
Redeemed	(3,880)	—

	9,356	100

Institutional Class Shares
Issued	138,552	300,001
Reinvested	10,854	525
Redeemed	(1,511)	—

	147,895	300,526

Total change in shares	1,068,939	310,929

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Less than 1 share.

2005 Annual Report	187

Notes to Financial Statements (Continued)

October 31, 2005

	Global Technology and Communications			Global Utilities
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$960,162	$2,570,801		$1,667,526	$324,651
Dividends reinvested	—	—		59,285	3,218
Cost of shares redeemed	(1,047,328)	(2,542,220)		(759,875)	(104,532)

	(87,166)	28,581		966,936	223,337

Class B Shares
Proceeds from shares issued (b)	102,837	39,198		197,399	60,112
Dividends reinvested	—	—		31,795	461
Cost of shares redeemed	(178,116)	(57,189)		(36,712)	(1,000)

	(75,279)	(17,991)		192,482	59,573

Class C Shares
Proceeds from shares issued (b)	9,558	63,326		1,875,230	2,928,501
Dividends reinvested	—	—		30,079	1,393
Cost of shares redeemed	(57,584)	(16,426)		(3,401,068)	(515,979)

	(48,026)	46,900		(1,495,759)	2,413,915

Class R Shares
Proceeds from shares issued (b)	—	1,000	(c)	—	1,000	(c)
Dividends reinvested	—	—		53	3	(c)

	—	1,000		53	1,003

Institutional Service Class Shares
Proceeds from shares issued (b)	2,908,267	7,786,911		—	16
Dividends reinvested	—	—		31,183	3,949
Cost of shares redeemed	(3,969,476)	(7,813,268)		—	—

	(1,061,209)	(26,357)		31,183	3,965

Institutional Class Shares
Proceeds from shares issued (b)	2,254,450	271,151	(a)	2,671,571	254,404	(a)
Dividends reinvested	—	—		50,767	557	(a)
Cost of shares redeemed	(237,659)	(27,375	)(a)	(1,210,150)	(32,826	)(a)

	2,016,791	243,776		1,512,188	222,135

Change in net assets from capital transactions	$745,111	$275,909		$1,207,083	$2,923,928

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

188	Annual Report 2005

	Global Technology and Communications			Global Utilities
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	272,111	667,050		142,064	32,008
Reinvested	—	—		4,972	324
Redeemed	(296,153)	(671,531)		(63,338)	(11,504)

	(24,042)	(4,481)		83,698	20,828

Class B Shares
Issued	29,559	10,466		16,910	6,405
Reinvested	—	—		2,707	48
Redeemed	(51,316)	(15,646)		(3,053)	(109)

	(21,757)	(5,180)		16,564	6,344

Class C Shares
Issued	2,824	16,917		160,808	307,736
Reinvested	—	—		2,561	143
Redeemed	(16,620)	(4,276)		(294,034)	(52,626)

	(13,796)	12,641		(130,665)	255,253

Class R Shares
Issued	—	270	(b)	—	110	(b)
Reinvested	—	—		4	—	(c)

	—	270		4	110

Institutional Service Class Shares
Issued	805,508	2,042,497		—	—
Reinvested	—	—		3,220	396
Redeemed	(1,095,352)	(2,100,008)		—	—	(c)

	(289,844)	(57,511)		3,220	396

Institutional Class Shares
Issued	617,938	72,478	(a)	221,182	25,982	(a)
Reinvested	—	—		4,176	55	(a)
Redeemed	(64,328)	(7,801	)(a)	(94,769)	(3,152	)(a)

	553,610	64,677		130,589	22,885

Total change in shares	204,171	10,416		103,410	305,816

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	Less than 1 share.

2005 Annual Report	189

Notes to Financial Statements (Continued)

October 31, 2005

	Mid Cap Growth Leaders		Nationwide Leaders
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$3,195,833	$1,770,984	$5,244,155	$354,697
Dividends reinvested	—	—	128,717	—
Cost of shares redeemed	(3,398,486)	(2,551,054)	(1,798,800)	(378,856)

	(202,653)	(780,070)	3,574,072	(24,159)

Class B Shares
Proceeds from shares issued (a)	277,323	271,598	293,433	46,866
Dividends reinvested	—	—	26,402	—
Cost of shares redeemed	(805,028)	(619,738)	(18,065)	(20,483)

	(527,705)	(348,140)	301,770	26,383

Class C Shares
Proceeds from shares issued (a)	378,214	22,951	1,588,219	30,791
Dividends reinvested	—	—	25,378	2
Cost of shares redeemed	(34,611)	(16,234)	(63,840)	(17,259)

	343,603	6,717	1,549,757	13,534

Class D Shares
Proceeds from shares issued (a)	415,661	951,537	—	—
Cost of shares redeemed	(2,066,348)	(2,060,020)	—	—

	(1,650,687)	(1,108,483)	—	—

Class R Shares
Proceeds from shares issued (a)	—	1,000 (b)	175	—
Dividends reinvested	—	—	77	—
Cost of shares redeemed	—	—	(176)	—

	—	1,000	76	—

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—	6,113,110	3,536,833
Dividends reinvested	—	—	201,427	—
Cost of shares redeemed	—	—	(2,506,086)	(2,731,189)

	—	—	3,808,451	805,644

Institutional Class Shares
Proceeds from shares issued (a)	15,000,488	1,000 (c)	—	1,000 (d)
Dividends reinvested	—	—	72	—

	15,000,488	1,000	72	1,000

Change in net assets from capital transactions	$12,963,046	$(2,227,976)	$9,234,198	$822,402

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

190	Annual Report 2005

	Mid Cap Growth Leaders		Nationwide Leaders
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	241,365	155,883	392,591	29,076
Reinvested	—	—	9,709	—
Redeemed	(260,452)	(225,143)	(136,107)	(32,354)

	(19,087)	(69,260)	266,193	(3,278)

Class B Shares
Issued	23,005	25,682	22,458	3,985
Reinvested	—	—	2,039	—
Redeemed	(66,500)	(58,766)	(1,347)	(1,767)

	(43,495)	(33,084)	23,150	2,218

Class C Shares
Issued	29,245	2,138	120,520	2,566
Reinvested	—	—	1,955	—
Redeemed	(2,691)	(1,518)	(4,999)	(1,531)

	26,554	620	117,476	1,035

Class D Shares
Issued	31,286	81,455	—	—
Redeemed	(157,226)	(179,984)	—	—

	(125,940)	(98,529)	—	—

Class R Shares
Issued	—	87 (a)	13	—
Reinvested	—	—	6	—
Redeemed	—	—	(13)	—

	—	87	6	—

Institutional Service Class Shares
Issued	—	—	460,372	294,832
Reinvested	—	—	15,158	—
Redeemed	—	—	(186,564)	(227,885)

	—	—	288,966	66,947

Institutional Class Shares
Issued	1,158,301	89 (b)	—	82 (c)
Reinvested	—	—	5	—

	1,158,301	89	5	82

Total change in shares	996,333	(200,077)	695,796	67,004

(a)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(b)	For the period from September 28, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	191

Notes to Financial Statements (Continued)

October 31, 2005

Small Cap Leaders
Period Ended October 31, 2005 (a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$5,807,632
Cost of shares redeemed	(431,184)

5,376,448

Class B Shares
Proceeds from shares issued (b)	902,719
Cost of shares redeemed	(28)

902,691

Class C Shares
Proceeds from shares issued (b)	5,709,006
Dividends reinvested	—
Cost of shares redeemed	(133,766)

5,575,240

Class R Shares
Proceeds from shares issued (b)	1,000

1,000

Institutional Service Class Shares
Proceeds from shares issued (b)	1,000

1,000

Institutional Class Shares
Proceeds from shares issued (b)	4,000,743

4,000,743

Change in net assets from capital transactions	$15,857,122

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(b)	Amount includes redemption fees, if any.

192	Annual Report 2005

Small Cap Leaders
Period Ended October 31, 2005 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	583,595
Redeemed	(43,230)

540,365

Class B Shares
Issued	88,601
Redeemed	(3)

88,598

Class C Shares
Issued	577,052
Redeemed	(13,415)

563,637

Class R Shares
Issued	100

100

Institutional Service Class Shares
Issued	100

100

Institutional Class Shares
Issued	400,000

400,000

Total change in shares	1,592,800

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

2005 Annual Report	193

Notes to Financial Statements (Continued)

October 31, 2005

	U.S. Growth Leaders			Worldwide Leaders
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$63,048,164	$19,925,366		$2,362,146	$2,010,399
Dividends reinvested	—	—		109,050	—
Cost of shares redeemed	(13,052,247)	(7,735,866)		(7,302,078)	(8,476,526)

	49,995,917	12,189,500		(4,830,882)	(6,466,127)

Class B Shares
Proceeds from shares issued (a)	1,612,378	900,558		196,575	29,165
Dividends reinvested	—	—		252	—
Cost of shares redeemed	(399,183)	(414,447)		(6,965)	(10,448)

	1,213,195	486,111		189,862	18,717

Class C Shares
Proceeds from shares issued (a)	19,890,657	2,914,899		672,330	5,300
Dividends reinvested	—	—		93	—
Cost of shares redeemed	(2,244,937)	(595,773)		(60,011)	(587)

	17,645,720	2,319,126		612,412	4,713

Class R Shares
Proceeds from shares issued (a)	635,099	—		175	—
Dividends reinvested	—	—		4	—
Cost of shares redeemed	(1,924)	—		(177)	—

	633,175	—		2	—

Institutional Service Class Shares
Proceeds from shares issued (a)	3,648,636	7,443,652		3,594,305	2,362,333
Dividends reinvested	—	—		6,902	—
Cost of shares redeemed	(3,041,751)	(7,128,734)		(1,465,199)	(2,469,063)

	606,885	314,918		2,136,008	(106,730)

Institutional Class Shares
Proceeds from shares issued (a)	1,610,464	252,268	(b)	—	1,000 (b)
Dividends reinvested	—	—		5	—
Cost of shares redeemed	(214,343)	(18,027	)(b)	—	—

	1,396,121	234,241		5	1,000

Change in net assets from capital transactions	$71,491,013	$15,543,896		$(1,892,593)	$(6,548,427)

(a)	Amount includes redemption fees, if any.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

194	Annual Report 2005

	U.S. Growth Leaders			Worldwide Leaders
	Year Ended October 31, 2005	Year Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	6,578,117	2,389,900		273,057	277,674
Reinvested	—	—		13,170	—
Redeemed	(1,373,410)	(944,347)		(868,127)	(1,170,017)

	5,204,707	1,445,553		(581,900)	(892,343)

Class B Shares
Issued	174,768	112,068		22,463	4,158
Reinvested	—	—		31	—
Redeemed	(43,686)	(51,717)		(826)	(1,433)

	131,082	60,351		21,668	2,725

Class C Shares
Issued	2,118,509	357,925		78,996	727
Reinvested	—	—		11	—
Redeemed	(241,558)	(74,068)		(7,093)	(80)

	1,876,951	283,857		71,914	647

Class R Shares
Issued	65,689	—		22	—
Reinvested	—	—		1	—
Redeemed	(201)	—		(22)	—

	65,488	—		1	—

Institutional Service Class Shares
Issued	379,893	878,553		406,743	324,332
Reinvested	—	—		825	—
Redeemed	(322,362)	(852,335)		(172,868)	(341,204)

	57,531	26,218		234,700	(16,872)

Institutional Class Shares
Issued	166,071	29,370	(b)	—	138 (a)
Reinvested	—	—		1	—
Redeemed	(21,381)	(2,170	)(b)	—	—

	144,690	27,200		1	138

Total change in shares	7,480,449	1,843,179		(253,616)	(905,705)

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	195

Notes to Financial Statements (Continued)

October 31, 2005

	China Opportunities		Emerging Markets
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$2,394,876	$972,446	$15,138,571	$21,100,437
Dividends reinvested	46,813	1,204	821,320	40,819
Cost of shares redeemed	(517,891)	—	(10,965,121)	(17,474,697)

	1,923,798	973,650	4,994,770	3,666,559

Class B Shares
Proceeds from shares issued (b)	356,379	18,290	480,941	612,196
Dividends reinvested	3,448	5	179,085	3,397
Cost of shares redeemed	(46,127)	—	(153,766)	(52,390)

	313,700	18,295	506,260	563,203

Class C Shares
Proceeds from shares issued (b)	1,477,604	37,312	2,053,869	3,051,586
Dividends reinvested	11,784	—	52,700	923
Cost of shares redeemed	(189,410)	—	(582,201)	(2,188,175)

	1,299,978	37,312	1,524,368	864,334

Class R Shares
Proceeds from shares issued (b)	245	1,000	7,959	1,003	(c)
Dividends reinvested	40	1	80	3	(c)
Cost of shares redeemed	(235)	—	—	—

	50	1,001	8,039	1,006

Institutional Service Class Shares
Proceeds from shares issued (b)	—	1,000	3,589,734	1,717,456
Dividends reinvested	43	2	308,864	16,749
Cost of shares redeemed	—	—	(116,941)	(9,154)

	43	1,002	3,781,657	1,725,051

Institutional Class Shares
Proceeds from shares issued (b)	1,972	4,999,850	2,730,614	240,552	(a)
Dividends reinvested	219,153	11,472	71,261	831	(a)
Cost of shares redeemed	(894)	—	(757,787)	(27,560	)(a)

	220,231	5,011,322	2,044,088	213,823

Change in net assets from capital transactions	$3,757,800	$6,042,582	$12,859,182	$7,033,976

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

196	Annual Report 2005

	China Opportunities			Emerging Markets
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)		Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	200,989	91,381		1,101,653	1,761,117
Reinvested	3,943	112		64,514	3,445
Redeemed	(43,439)	—		(822,792)	(1,492,739)

	161,493	91,493		343,375	271,823

Class B Shares
Issued	30,068	1,700		35,794	51,884
Reinvested	291	—	(c)	14,516	289
Redeemed	(3,913)	—		(11,697)	(4,650)

	26,446	1,700		38,613	47,523

Class C Shares
Issued	124,492	3,395		150,512	251,795
Reinvested	994	—		4,211	78
Redeemed	(16,502)	—		(44,446)	(202,776)

	108,984	3,395		110,277	49,097

Class R Shares
Issued	21	100		542	89	(b)
Reinvested	3	—	(c)	7	—	(c)
Redeemed	(20)	—		—	—

	4	100		549	89

Institutional Service Class Shares
Issued	—	100		275,886	132,149
Reinvested	4	—	(c)	23,727	1,399
Redeemed	—	—		(8,771)	—

	4	100		290,842	133,548

Institutional Class Shares
Issued	—	500,000		200,450	21,217	(a)
Reinvested	18,432	1,062		5,453	68	(a)
Redeemed	—	—		(51,111)	(2,294	)(a)

	18,432	501,062		154,792	18,991

Total change in shares	315,363	597,850		938,448	521,071

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	Amount less than 1 share.

2005 Annual Report	197

Notes to Financial Statements (Continued)

October 31, 2005

	International Growth
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (b)	$4,744,441	$1,251,219
Dividends reinvested	29,882	—
Cost of shares redeemed	(713,183)	(1,047,248)

	4,061,140	203,971

Class B Shares
Proceeds from shares issued (b)	100,394	65,727
Dividends reinvested	19,435	—
Cost of shares redeemed	(22,369)	(11,557)

	97,460	54,170

Class C Shares
Proceeds from shares issued (b)	178,420	94,470
Dividends reinvested	204	—
Cost of shares redeemed	(46,799)	(5,063)

	131,825	89,407

Class R Shares
Proceeds from shares issued (b)	—	1,001	(c)
Dividends reinvested	11	—

	11	1,001

Institutional Service Class Shares
Proceeds from shares issued (b)	235	13,535
Dividends reinvested	32,201	—
Cost of shares redeemed	(13)	—

	32,423	13,535

Institutional Class Shares
Proceeds from shares issued (b)	1,460,894	199,054	(a)
Dividends reinvested	6,631	—
Cost of shares redeemed	(446,718)	(19,173	)(a)

	1,020,807	179,881

Change in net assets from capital transactions	$5,343,666	$541,965

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Amount includes redemption fees, if any.
(c)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

198	Annual Report 2005

	International Growth
	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	506,034	165,100
Reinvested	3,473	—
Redeemed	(83,344)	(138,962)

	426,163	26,138

Class B Shares
Issued	12,012	7,114
Reinvested	2,333	—
Redeemed	(2,680)	(1,521)

	11,665	5,593

Class C Shares
Issued	19,844	13,049
Reinvested	24	—
Redeemed	(5,614)	(692)

	14,254	12,357

Class R Shares
Issued	—	138	(b)
Reinvested	1	—

	1	138

Institutional Service Class Shares
Issued	—	—
Reinvested	3,702	—
Redeemed	—	—

	3,702	—

Institutional Class Shares
Issued	159,844	26,463	(a)
Reinvested	759	—
Redeemed	(44,689)	(2,480	)(a)

	115,914	23,983

Total change in shares	571,699	68,209

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

2005 Annual Report	199

Notes to Financial Statements (Continued)

October 31, 2005

	Convertible			High Yield Bond
	Year Ended October 31, 2005	Period Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$570,170	$3,480,288	(e)	$3,267,190	$14,289,113
Dividends reinvested	35,855	21,236	(e)	210,984	263,908
Cost of shares redeemed	(1,631,799)	(480,135	)(e)	(4,648,334)	(14,716,542)

	(1,025,774)	3,021,389		(1,170,160)	(163,521)

Class B Shares
Proceeds from shares issued (a)	54,639	214,625	(e)	148,663	133,684
Dividends reinvested	442	85	(e)	14,767	15,008
Cost of shares redeemed	(18,316)	(3,911	)(e)	(99,377)	(203,299)

	36,765	210,799		64,053	(54,607)

Class C Shares
Proceeds from shares issued (a)	1,061,175	3,337,486	(e)	293,017	752,245
Dividends reinvested	10,738	2,057	(e)	4,614	15,729
Cost of shares redeemed	(935,939)	(86,362	)(e)	(746,139)	(1,962,402)

	135,974	3,253,181		(448,508)	(1,194,428)

Class R Shares
Proceeds from shares issued (a)	—	1,000	(f)	—	1,000 (b)
Dividends reinvested	26	9	(f)	83	40 (b)

	26	1,009		83	1,040

Institutional Service Class Shares
Proceeds from shares issued (a)	—	316,000	(e)	2,115,222	17,216,382
Dividends reinvested	2,160	1,161	(e)	1,443,956	6,331,095
Cost of shares redeemed	(1,029)	—		(2,210,266)	(110,840,689)

	1,131	317,161		1,348,912	(87,293,212)

Institutional Class Shares
Proceeds from shares issued (a)	25,460,897	30,065,920	(d)	1,030,831	1,000 (c)
Dividends reinvested	802,004	290,722	(d)	5,738	20 (c)
Cost of shares redeemed	(13,743,449)	(1,581,378	)(d)	(2,203)	—

	12,519,452	28,775,264		1,034,366	1,020

Change in net assets from capital transactions	$11,667,574	$35,578,803		$828,746	$(88,703,708)

(a)	Amount includes redemption fees, if any.
(b)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(d)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(e)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(f)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.

200	Annual Report 2005

	Convertible			High Yield Bond
	Year Ended October 31, 2005	Period Ended October 31, 2004		Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	56,439	352,634	(d)	460,085	2,042,569
Reinvested	3,556	2,159	(d)	30,036	37,914
Redeemed	(163,536)	(49,380	)(d)	(660,047)	(2,097,436)

	(103,541)	305,413		(169,926)	(16,953)

Class B Shares
Issued	5,341	21,990	(d)	21,233	19,331
Reinvested	44	9	(d)	2,111	2,163
Redeemed	(1,858)	(402	)(d)	(14,156)	(28,884)

	3,527	21,597		9,188	(7,390)

Class C Shares
Issued	105,490	342,677	(d)	41,604	107,259
Reinvested	1,072	210	(d)	653	2,263
Redeemed	(93,400)	(8,840	)(d)	(106,010)	(284,276)

	13,162	334,047		(63,753)	(174,754)

Class R Shares
Issued	—	104	(e)	—	143 (a)
Reinvested	3	1	(e)	12	6 (a)

	3	105		12	149

Institutional Service Class Shares
Issued	—	31,738	(d)	297,732	2,439,580
Reinvested	214	118	(d)	204,404	902,593
Redeemed	(101)	—		(310,653)	(16,159,153)

	113	31,856		191,483	(12,816,980)

Institutional Class Shares
Issued	2,517,308	3,026,263	(c)	148,699	145 (b)
Reinvested	79,705	29,579	(c)	843	3 (b)
Redeemed	(1,380,621)	(161,290	)(c)	(319)	—

	1,216,392	2,894,552		149,223	148

Total change in shares	1,129,656	3,587,570		116,227	(13,015,780)

(a)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period from December 29, 2003 (commencement of operations) through October 31, 2004.
(d)	For the period from January 20, 2004 (commencement of operations) through October 31, 2004.
(e)	For the period from May 14, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	201

Notes to Financial Statements (Continued)

October 31, 2005

	Micro Cap Equity
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$29,351,797	$87,603,317
Dividends reinvested	903,175	4,741
Cost of shares redeemed	(44,080,513)	(34,687,906)

	(13,825,541)	52,920,152

Class B Shares
Proceeds from shares issued (a)	2,228,445	5,089,914
Dividends reinvested	66,705	354
Cost of shares redeemed	(1,565,577)	(901,253)

	729,573	4,189,015

Class C Shares
Proceeds from shares issued (a)	17,384,877	27,633,405
Dividends reinvested	231,756	994
Cost of shares redeemed	(12,515,777)	(5,120,062)

	5,100,856	22,514,337

Class R Shares
Proceeds from shares issued (a)	2	1,001 (b)
Dividends reinvested	23	—

	25	1,001

Institutional Service Class Shares
Proceeds from shares issued (a)	171,187	50,384
Dividends reinvested	2,437	7
Cost of shares redeemed	(4,201)	(97,410)

	169,423	(47,019)

Institutional Class Shares
Proceeds from shares issued (a)	10,111,244	3,377,757
Dividends reinvested	59,761	506
Cost of shares redeemed	(5,767,542)	(3,561,854)

	4,403,463	(183,591)

Change in net assets from capital transactions	$(3,422,201)	$79,393,895

(a)	Amount includes redemption fees, if any.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

202	Annual Report 2005

	Micro Cap Equity
	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	1,367,124	4,677,213
Reinvested	40,070	251
Redeemed	(2,056,075)	(1,914,311)

	(648,881)	2,763,153

Class B Shares
Issued	105,329	280,168
Reinvested	3,017	19
Redeemed	(76,253)	(49,310)

	32,093	230,877

Class C Shares
Issued	829,503	1,513,352
Reinvested	10,472	54
Redeemed	(606,456)	(290,066)

	233,519	1,223,340

Class R Shares
Issued	—	58 (a)
Reinvested	1	—

	1	58

Institutional Service Class Shares
Issued	7,895	2,528
Reinvested	107	—
Redeemed	(194)	(4,949)

	7,808	(2,421)

Institutional Class Shares
Issued	464,797	178,566
Reinvested	2,636	27
Redeemed	(270,264)	(180,985)

	197,169	(2,392)

Total change in shares	(178,291)	4,212,615

(a)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

2005 Annual Report	203

Notes to Financial Statements (Continued)

October 31, 2005

	Small Cap Growth		U.S. Growth Leaders Long-Short
	Year Ended October 31, 2005	Period Ended October 31, 2004 (c)	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (d)	$151,880	$13,629	$19,462,563	$4,499,603
Dividends reinvested	—	—	553,213	5,979,998
Cost of shares redeemed	(11,542)	—	(11,669,614)	(10,248,730)

	140,338	13,629	8,346,162	230,871

Class B Shares
Proceeds from shares issued (d)	2,740	12,740	357,674	446,346
Dividends reinvested	—	—	864	1,465
Cost of shares redeemed	(10,530)	—	(220,207)	(128,952)

	(7,790)	12,740	138,331	318,859

Class C Shares
Proceeds from shares issued (d)	7,909	40,782	18,472,048	1,933,492
Dividends reinvested	—	—	9,370	44,874
Cost of shares redeemed	(11,709)	55	(2,349,131)	(438,533)

	(3,800)	40,837	16,132,287	1,539,833

Class R Shares
Proceeds from shares issued (d)	— (e)	1,000	1	1,000	(a)
Dividends reinvested	—	—	32	—

	—	1,000	33	1,000

Institutional Service Class Shares
Proceeds from shares issued (d)	—	1,000	—	—

	—	1,000	—	—

Institutional Class Shares
Proceeds from shares issued (d)	160	2,995,383	3,980,265	343,762	(b)
Dividends reinvested	—	—	30,947	—
Cost of shares redeemed	(3)	(55)	(625,865)	(22,811	)(b)

	157	2,995,328	3,385,347	320,951

Change in net assets from capital transactions	$128,905	$3,064,534	$28,002,160	$2,411,514

(a)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period March 30, 2004 (commencement of operations) through October 31, 2004.
(d)	Amount includes redemption fees, if any.
(e)	Amount is less than a $1.

204	Annual Report 2005

	Small Cap Growth		U.S. Growth Leaders Long-Short
	Year Ended October 31, 2005	Period Ended October 31, 2004 (c)	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	15,687	1,532	2,069,240	480,510
Reinvested	—	—	59,167	663,707
Redeemed	(1,251)	—	(1,239,751)	(1,045,702)

	14,436	1,532	888,656	98,515

Class B Shares
Issued	314	1,384	38,825	48,887
Reinvested	—	—	94	165
Redeemed	(1,121)	—	(23,682)	(14,223)

	(807)	1,384	15,237	34,829

Class C Shares
Issued	895	4,391	2,627,135	270,981
Reinvested	—	—	1,342	6,560
Redeemed	(1,319)	—	(336,177)	(61,807)

	(424)	4,391	2,292,300	215,734

Class R Shares
Issued	— (d)	100	—	109	(a)
Reinvested	—	—	3	—

	—	100	3	109

Institutional Service Class Shares
Issued	—	100	—	—

	—	100	—	—

Institutional Class Shares
Issued	—	299,500	420,898	36,989	(b)
Reinvested	—	—	3,306	—
Redeemed	—	—	(65,381)	(2,408	)(b)
Redeemed adjustment	—	—	—	—

	—	299,500	358,823	34,581

Total change in shares	13,205	307,007	3,555,019	383,768

(a)	For the period from February 27, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(c)	For the period March 30, 2004 (commencement of operations) through October 31, 2004.
(d)	Amount is less than 1 share.

2005 Annual Report	205

Notes to Financial Statements (Continued)

October 31, 2005

	Value Opportunities
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (c)	$2,251,626	$6,571,082
Dividends reinvested	2,042,734	8,924
Cost of shares redeemed	(4,748,347)	(7,634,809)

	(453,987)	(1,054,803)

Class B Shares
Proceeds from shares issued (c)	100,473	152,412
Dividends reinvested	455,669	—
Cost of shares redeemed	(461,294)	(421,794)

	94,848	(269,382)

Class C Shares
Proceeds from shares issued (c)	245,563	376,871
Dividends reinvested	51,746	—
Cost of shares redeemed	(243,920)	(101,083)

	53,389	275,788

Class R Shares
Proceeds from shares issued (c)	—	1,000 (b)
Dividends reinvested	189	—

	189	1,000

Institutional Service Class Shares
Proceeds from shares issued (c)	773,382	12,107,929
Dividends reinvested	2,559,530	24,708
Cost of shares redeemed	(18,518,457)	(19,491,929)

	(15,185,545)	(7,359,292)

Institutional Class Shares
Proceeds from shares issued (c)	—	1,000 (a)
Dividends reinvested	182	—

	182	1,000

Change in net assets from capital transactions	$(15,490,924)	$(8,405,689)

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.
(c)	Amount includes redemption fees, if any.

206	Annual Report 2005

	Value Opportunities
	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	146,961	406,198
Reinvested	139,332	563
Redeemed	(308,654)	(482,133)

	(22,361)	(75,372)

Class B Shares
Issued	6,890	9,831
Reinvested	31,644	—
Redeemed	(30,561)	(27,202)

	7,973	(17,371)

Class C Shares
Issued	16,605	24,277
Reinvested	3,603	—
Redeemed	(16,413)	(6,770)

	3,795	17,507

Class R Shares
Issued	—	65 (b)
Reinvested	13	—

	13	65

Institutional Service Class Shares
Issued	48,557	761,883
Reinvested	172,941	1,571
Redeemed	(1,244,048)	(1,229,044)

	(1,022,550)	(465,590)

Institutional Class Shares
Issued	—	62 (a)
Reinvested	12	—

	12	62

Total change in shares	(1,033,118)	(540,699)

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	For the period from December 30, 2003 (commencement of operations) through October 31, 2004.

2005 Annual Report	207

Notes to Financial Statements (Continued)

October 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreements, Gartmore Global Asset Management Trust (“GGAMT”) or Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of their respective Funds (as shown in table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of GGAMT. GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. In addition, GMF and GGAMT provides investment management evaluation services in initially selecting subadvisors and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable, for the Funds that GMF or GGAMT advise. The subadvisers manage each of their respective Fund’s investments and have the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser, if applicable, for each Fund is as follows:

Fund	Adviser	Subadviser
Global Financial Services	GGAMT	Gartmore Global Partners (a)
Global Health Sciences	GMF	n/a
Global Natural Resources	GMF	Gartmore Global Partners (a)
Global Technology and Communications	GMF	n/a
Global Utilities	GGAMT	Gartmore Global Partners (a)
Mid Cap Growth Leaders	GMF	n/a
Nationwide Leaders	GMF	n/a
Small Cap Leaders	GMF	n/a
U.S. Growth Leaders	GMF	n/a
Worldwide Leaders	GGAMT	Gartmore Global Partners (a)
China Opportunities	GMF	Gartmore Global Partners (a)
Emerging Markets	GGAMT	Gartmore Global Partners (a)
International Growth	GGAMT	Gartmore Global Partners (a)
Convertible	GMF	n/a
High Yield Bond	GMF	n/a
Micro Cap Equity	GMF	n/a
Small Cap Growth	GMF	n/a
U.S Growth Leaders Long-Short	GMF	n/a
Value Opportunities	GMF	NorthPointe Capital, LLC (a)
(a)	Affiliate of GMF and GGAMT.

Under the terms of the Investment Advisory Agreements, each Fund pays the Fund’s respective adviser an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, the adviser pays fees to the applicable subadviser, if any. Additional information regarding the investment advisory fees and subadvisory fees for GGAMT, GMF and the subadvisers, where applicable, is as follows for the year ended October 31, 2005:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Global Financial Services (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%

Refer	to footnote (1) on page 210.

208	Annual Report 2005

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Global Health Sciences (1)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.85%	0.85%	—
	On $2 billion and more	0.80%	0.80%	—
Global Natural Resources (a) (1)	Up to $500 million	0.70%	0.35%	0.35%
	$500 million up to $2 billion	0.65%	0.325%	0.325%
	On $2 billion and more	0.60%	0.30%	0.30%
Global Technology and Communications (1)	Up to $500 million	0.88%	0.88%	—
	$500 million up to $2 billion	0.83%	0.83%	—
	On $2 billion and more	0.78%	0.78%	—
Global Utilities (1)	Up to $500 million	0.70%	0.35%	0.35%
	$500 million up to $2 billion	0.65%	0.325%	0.325%
	On $2 billion and more	0.60%	0.30%	0.30%
Mid Cap Growth Leaders	Up to $250 million	0.80%	0.80%	—
	$250 million up to $1 billion	0.77%	0.77%	—
	$1 billion up to $2 billion	0.74%	0.74%	—
	$2 billion up to $5 billion	0.71%	0.71%	—
	On $5 billion and more	0.68%	0.68%	—
Nationwide Leaders (1)	Up to $500 million	0.80%	0.80%	—
	$500 million up to $2 billion	0.70%	0.70%	—
	On $2 billion and more	0.65%	0.65%	—
Small Cap Leaders	All Assets	0.95%	0.95%	—
U.S. Growth Leaders (2)	Up to $500 million	0.90%	0.90%	—
	$500 million up to $2 billion	0.80%	0.80%	—
	On $2 billion and more	0.75%	0.75%	—
Worldwide Leaders (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%
China Opportunities (1)	Up to $500 million	1.25%	0.625%	0.625%
	$500 million up to $2 billion	1.20%	0.60%	0.60%
	On $2 billion and more	1.15%	0.575%	0.575%
Emerging Markets (1)	Up to $500 million	1.05%	0.525%	0.525%
	$500 million up to $2 billion	1.00%	0.50%	0.50%
	On $2 billion and more	0.95%	0.475%	0.475%
International Growth (1)	Up to $500 million	0.90%	0.45%	0.45%
	$500 million up to $2 billion	0.85%	0.425%	0.425%
	On $2 billion and more	0.80%	0.40%	0.40%
Convertible	Up to $500 million	0.65%	0.65%	—
	$500 million up to $1 billion	0.60%	0.60%	—
	On $1 billion and more	0.55%	0.55%	—
High Yield Bond	Up to $250 million	0.55%	0.55%	—
	On the next $750 million	0.525%	0.525%	—
	On the next $1 billion	0.50%	0.50%	—
	On the next $3 billion	0.475%	0.475%	—
	On $5 billion and more	0.45%	0.45%	—
Micro Cap Equity	All Assets	1.25%	1.25%	—
Small Cap Growth	All Assets	0.95%	0.95%	—

Refer	to footnote (1) on page 210.

2005 Annual Report	209

Notes to Financial Statements (Continued)

October 31, 2005

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
U.S. Growth Leaders Long-Short	Up to $50 million	1.50%	1.50%	—
	On the next $200 million	1.50%	1.50%	—
	On $250 million and more	1.25%	1.25%	—
Value Opportunities	Up to $250 million	0.70%	—	0.70%
	On the next $750 million	0.675%	—	0.675%
	On the next $1 billion	0.65%	—	0.65%
	On the next $3 billion	0.625%	—	0.625%
	On $5 billion and more	0.60%	—	0.60%
(a)	Prior to December 27, 2004 the advisory fee was 0.90% on assets up to $500 million, 0.85% on the next $500 million, and 0.80% on the assets over $2 billion.
(1)	Each Fund pays the Fund’s respective adviser a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of each Fund relative to each Fund’s benchmark (see benchmark table below). The calculation of this fee is done in two separate steps. First, each fund pays a base fee, as adjusted for any applicable breakpoints as described above. The base fee rate is an annual fee, calculated each quarter, and is applied to each such fund’s average net assets over that quarter. Second, a performance adjustment percentage is applied to each fund’s average net assets over the 12 month rolling performance period. The base fee and the performance adjustment percentage are then added (or subtracted, as applicable) to arrive at each Fund’s respective overall advisory fee for the current period. The table below shows the performance adjustment rate applicable to each Fund’s base fee (as such base fee may be adjusted by Base Fee Breakpoints, as described in the table above):

Out or Underperformance	Change in Fees
+/- 1 percentage point	+/- 0.02%
+/- 2 percentage point	+/- 0.04%
+/- 3 percentage point	+/- 0.06%
+/- 4 percentage point	+/- 0.08%
+/- 5 percentage point	+/- 0.10%

The table below lists the benchmarks used to measure against the performance of Class A shares of the Funds:

Fund	Benchmark
Global Financial Services	MSCI World Financials Index
Global Health Sciences	GS Healthcare Index
Global Natural Resources	GS Natural Resources Index
Global Technology and Communications	GS Technology Composite Index
Global Utilities	60% MSCI World Telecommunications Service Index
40% MSCI World Utilities Index
Nationwide Leaders	S&P 500 Index
Worldwide Leaders	MSCI World Index
China Opportunities	MSCI Zhong Hua Index
Emerging Markets	MSCI Emerging Markets Index
International Growth	MSCI All Country World
(2)

The U.S. Growth Leaders Fund pays GMF a base management fee (as shown above) which may be adjusted upward or downward each quarter depending on the performance of Class A shares of the Fund relative to its benchmark, the S&P 500. Thus, if Class A shares of the Fund outperforms its benchmark by 12% or more over a 36 month period, the Fund will pay higher management fees. Conversely, if Class A of the Fund underperforms its benchmark by 12% or more over a 36 month period, the Fund will pay lower management fees. No adjustment will

210	Annual Report 2005

take place if the under or overperformance is less than 12% and GMF will receive the applicable base fee. The base fee is either increased or decreased by the following amounts at each breakpoint:

Fee Schedule	Fee Adjustment
Up to $500 million	+/- 0.22%
$500 million up to $2 billion	+/- 0.18%
On $2 billion and more	+/- 0.16%

On September 21, 2004, the Enforcement Staff of the Securities and Exchange Commission’s Fort Worth District Office (the “Staff”) contacted Gartmore Mutual Fund Capital Trust (the “Adviser”), the investment adviser to the Gartmore U.S. Growth Leaders Fund (the “Fund”), a series of the Trust. The Staff asserted that the methodology used to calculate the performance fee for the Fund did not comply with the requirements of Rule 205-2 under the Investment Advisers Act of 1940 (“Advisers Act”). The Adviser agreed temporarily to forego the collection of performance fees on the Fund pending an evaluation of the Staff’s assertion. Discussions with the Staff are ongoing, and the outcome of those discussions will determine the remedial steps, if any, to be taken.

GMF or GGAMT, where applicable, and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short-sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2006:

Fund	Expense Caps	Amount
Global Financial Services	All Classes	1.40%
Global Health Sciences	All Classes	1.40%
Global Natural Resources	All Classes	1.20%
Global Technology and Communications	All Classes	1.38%
Global Utilities	All Classes	1.20%
Mid Cap Growth Leaders	All Classes	1.20%
Nationwide Leaders	All Classes	1.20%
Small Cap Leaders	All Classes	1.35%
U.S. Growth Leaders	All Classes	1.30%
Worldwide Leaders	All Classes	1.40%
China Opportunities	All Classes	1.75%
Emerging Markets	All Classes	1.55%
International Growth	All Classes	1.40%
Convertible	All Classes	0.95%
High Yield Bond	All Classes	0.85%
Micro Cap Equity	All Classes	1.65%
Small Cap Growth	All Classes	1.35%
U.S. Growth Leaders Long-Short	All Classes	1.90%
Value Opportunities	All Classes	1.10%

GMF or GGAMT may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed by GMF and GGAMT, respectively, pursuant to the Expense Limitation Agreements at a later date not to exceed (i) five fiscal years from commencement of operations or (ii) three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed

2005 Annual Report	211

Notes to Financial Statements (Continued)

October 31, 2005

$100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF or GGAMT is not permitted. As of the year ended October 31, 2005, the cumulative potential reimbursements of the following Funds based on expenses reimbursed by GMF or GGAMT within five years from commencement of operations of the Fund would be:

Fund	Amount	Expires
Global Financial Services	$167,505	December 18, 2006
Global Health Sciences	244,966	December 29, 2005
Global Utilities	192,258	December 18, 2006
Nationwide Leaders	188,563	December 28, 2006
Micro Cap Equity	102,798	June 27, 2007

As of the year ended October 31, 2005, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements within three years from the fiscal year in which the corresponding reimbursement to the Fund was made for expenses reimbursed by GMF or GGAMT, would be:

Fund	Fiscal Year 2003	Fiscal Year 2004	Fiscal Year 2005
Global Natural Resources	$—	$21,945	$37,587
Mid Cap Growth Leaders	82,484	98,160	83,813
Small Cap Leaders	—	—	62,315
China Opportunities	—	50,098	66,130
Convertible	—	30,330	—
Small Cap Growth	—	53,910	45,746
U.S. Growth Leaders Long-Short	—	14,723	43,113

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, and Class R shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments.

The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2005, GDSI received commissions of $1,764,781 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $77,931 was reallowed to affiliated broker-dealers of the Funds.

212	Annual Report 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. For the period ended November 1, 2004 through December 31, 2004, the fees for the services provided under such agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.25%
$1 billion and more up to $3 billion	0.18%
$3 billion and more up to $4 billion	0.14%
$4 billion and more up to $5 billion	0.07%
$5 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. The fees are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Gartmore Investor Destinations Funds and the Optimal Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, and Institutional Service Class shares of each of the Funds.

2005 Annual Report	213

Notes to Financial Statements (Continued)

October 31, 2005

As of October 31, 2005, GMF, GGAMT or their affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Global Financial Services	32%
Global Health Sciences	12%
Global Natural Resources	23%
Global Technology and Communications	20%
Global Utilities	43%
Mid Cap Growth Leaders	42%
Nationwide Leaders	10%
Small Cap Leaders	25%
China Opportunities	57%
Emerging Markets	19%
International Growth	59%
High Yield Bond	63%
Small Cap Growth	94%

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase (within 30 days for the Nationwide Leaders and U.S. Growth Leaders Funds and within five days for the High Yield Bond and Convertible Funds). The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2005, the following Funds had contributions to capital due to collection of redemption fees:

Fund	Amount
Global Natural Resources	$14,950
Global Utilities	15,821
Micro Cap Equity	117,749

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with J.P. Morgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2005.

The Trust’s custodian bank has agreed to reduce its fees when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

214	Annual Report 2005

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005 are summarized as follows:

Fund	Purchases	Sales
Global Financial Services	$28,364,892	$21,621,637
Global Health Sciences	85,572,207	77,164,023
Global Natural Resources	40,917,991	25,461,470
Global Technology and Communications	58,624,696	57,533,274
Global Utilities	26,706,485	25,839,625
Mid Cap Growth Leaders	54,731,646	44,778,521
Nationwide Leaders	59,625,250	50,974,769
Small Cap Leaders	55,061,087	40,308,643
U.S. Growth Leaders	346,268,967	274,902,355
Worldwide Leaders	117,282,076	119,031,949
China Opportunities	15,832,567	12,190,733
Emerging Markets	51,630,286	42,454,857
International Growth	32,701,727	27,137,500
Convertible	74,906,861	66,145,891
High Yield Bond	16,585,950	15,960,311
Micro Cap Equity	144,608,380	157,295,909
Small Cap Growth	28,436,992	28,579,467
U.S. Growth Leaders Long-Short	249,655,655	230,865,979
Value Opportunities	36,903,265	57,787,999

Purchases and sales of U.S. Government securities for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Mid Cap Growth Leaders	$2,855,763	$–

7. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds’ investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

2005 Annual Report	215

Notes to Financial Statements (Continued)

October 31, 2005

8. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2005, was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Global Financial Services	$559,748	$21,752	$581,500	$581,500
Global Health Sciences	93,310	—	93,310	93,310
Global Natural Resources	137,307	—	137,307	137,307
Global Technology and Communications	—	—	—	—
Global Utilities	186,261	111,800	298,061	298,061
Mid Cap Growth Leaders	—	—	—	—
Nationwide Leaders	319,593	68,858	388,451	388,451
Small Cap Leaders	—	—	—	—
U.S. Growth Leaders	—	—	—	—
Worldwide Leaders	120,250	—	120,250	120,250
China Opportunities	311,165	—	311,165	311,165
Emerging Markets	686,019	1,110,863	1,796,882	1,796,882
International Growth	90,633	—	90,633	90,633
Convertible	1,116,258	—	1,116,258	1,116,258
High Yield Bond	1,721,964	—	1,721,964	1,721,964
Micro Cap Equity	2,041,683	883,843	2,925,526	2,925,526
Small Cap Growth	—	—	—	—
U.S. Growth Leaders Long-Short	1,103,030	—	1,103,030	1,103,030
Value Opportunities	1,101,269	4,162,427	5,263,696	5,263,696

216	Annual Report 2005

The tax character of distributions paid during the fiscal year ended October 31, 2004 were as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Global Financial Services	$438,819	$–	$438,819	$–	$438,819
Global Health Sciences	707,293	–	707,293	–	707,293
Global Natural Resources	5,817	–	5,817	–	5,817
Global Technology and Communications	–	–	–	–	–
Global Utilities	12,874	–	12,874	–	12,874
Mid Cap Growth Leaders	–	–	–	–	–
Nationwide Leaders	–	–	–	–	–
U.S. Growth Leaders	–	–	–	–	–
Worldwide Leaders	–	–	–	–	–
China Opportunities	12,685	–	12,685	–	12,685
Emerging Markets	72,828	–	72,828	–	72,828
International Growth	–	–	–	–	–
High Yield Bond	6,900,084	–	6,900,084	–	6,900,084
Value Opportunities	34,141	–	34,141	–	34,141
Micro Cap Equity	–	14,217	14,217	–	14,217
U.S. Growth Leaders Long-Short	8,178,734	–	8,178,734	–	8,178,734
Convertible	378,591	–	378,591	–	378,591
Small Cap Growth	–	–	–	–	–

2005 Annual Report	217

Notes to Financial Statements (Continued)

October 31, 2005

As of October 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Global Financial Services	$469,966	$428,495	$898,461	$—	$—	$673,876	$1,572,337
Global Health Sciences	2,560,788	—	2,560,788	—	—	86,784	2,647,572
Global Natural Resources	2,551,064	157,431	2,708,495	—	—	1,195,612	3,904,107
Global Technology and Communications	—	—	—	—	(5,792,364)	62,212	(5,730,152)
Global Utilities	1,399,268	49,352	1,488,620	—	—	195,477	1,644,097
Mid Cap Growth Leaders	—	—	—	—	(32,901,017)	3,035,148	(29,865,869)
Nationwide Leaders	1,516,799	187,009	1,703,808	—	—	(167,875)	1,535,933
Small Cap Leaders	306,349	—	306,349	—	—	(102,849)	203,500
U.S. Growth Leaders	8,591,262	201,192	8,792,454	—	—	1,837,751	10,630,205
Worldwide Leaders	2	—	2	—	(37,902,045)	2,302,829	(35,599,212)
China Opportunities	772,707	70,442	843,149	—	—	(362,078)	481,071
Emerging Markets	2,692,302	2,214,182	4,906,484	—	—	4,812,374	9,718,858
International Growth	34,299	—	34,299	—	(660,514)	1,089,190	462,975
Convertible	265,433	—	265,433	—	—	279,547	544,980
High Yield Bond	149,217	—	149,217	(149,216)	(35,577,154)	(269,890)	(35,847,043)
Micro Cap Equity	7,502,788	—	7,502,788	—	—	15,836,258	23,339,046
Small Cap Growth	—	—	—	—	(256,138)	43,143	(212,995)
U.S. Growth Leaders Long-Short	—	—	—	—	(18,045,031)	657,137	(17,387,894)
Value Opportunities	1,228,379	775,897	2,004,276	—	—	864,934	2,869,210
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts. Excludes unrealized on short sales.

218	Annual Report 2005

As of October 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Financial Services	$14,411,719	$927,712	$(253,836)	$673,876
Global Health Sciences	29,918,088	1,015,324	(928,540)	86,784
Global Natural Resources	24,519,953	1,527,658	(332,046)	1,195,612
Global Technology and Communications	10,671,409	480,855	(417,928)	62,927
Global Utilities	8,711,519	439,919	(241,794)	198,125
Mid Cap Growth Leaders	37,088,421	3,447,473	(412,325)	3,035,148
Nationwide Leaders	15,452,804	303,372	(471,247)	(167,875)
Small Cap Leaders	15,075,780	647,333	(750,182)	(102,849)
U.S. Growth Leaders	128,605,167	4,351,242	(2,513,491)	1,837,751
Worldwide Leaders	39,750,880	3,145,400	(843,124)	2,302,276
China Opportunities	10,504,911	693,760	(1,055,936)	(362,176)
Emerging Markets	35,413,667	6,040,791	(1,226,850)	4,813,941
International Growth	15,051,968	1,397,253	(311,274)	1,085,979
Convertible	49,269,009	864,729	(585,182)	279,547
High Yield Bond	24,224,245	755,876	(1,021,941)	(269,890)
Micro Cap Equity	134,095,865	18,560,058	(2,723,800)	15,836,258
Small Cap Growth	2,849,248	145,476	(102,333)	43,143
U.S. Growth Leaders Long-Short	55,688,315	1,915,760	(1,258,623)	657,137
Value Opportunities	16,491,969	1,298,481	(433,547)	864,934

As of October 31, 2005, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Global Technology and Communications	$3,567,841	2009
Global Technology and Communications	1,182,126	2010
Global Technology and Communications	1,042,397	2012
Mid Cap Growth Leaders	28,131,638	2009
Mid Cap Growth Leaders	4,769,379	2010
Worldwide Leaders	26,522,176	2009
Worldwide Leaders	7,814,294	2010
International Growth	660,514	2010
High Yield Bond	16,778,327	2009
High Yield Bond	18,798,827	2010
Small Cap Growth	256,138	2012
U.S. Growth Leaders Long-Short	4,127,981	2009
U.S. Growth Leaders Long-Short	8,923,711	2010
U.S. Growth Leaders Long-Short	4,469,833	2011
U.S. Growth Leaders Long-Short	523,506	2012

2005 Annual Report	219

Notes to Financial Statements (Continued)

October 31, 2005

As of October 31, 2005, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Funds:

Fund	Amount	Expires
Worldwide Leaders	$1,673,106	2008
Worldwide Leaders	408,349	2009
Worldwide Leaders	557,702	2009
Worldwide Leaders	557,702	2010
Worldwide Leaders	368,716	2010

220	Annual Report 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Global Financial Services Fund, Gartmore Global Health Sciences Fund, Gartmore Global Natural Resources Fund, Gartmore Global Technology and Communications Fund, Gartmore Global Utilities Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore Nationwide Leaders Fund, Gartmore Small Cap Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore China Opportunities Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore Convertible Fund, Gartmore High Yield Bond Fund, Gartmore Micro Cap Equity Fund, Gartmore Small Cap Growth Fund, Gartmore U.S. Growth Leaders Long-Short Fund and Gartmore Value Opportunities Fund (nineteen series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year (or period) then ended, the changes in each of their net assets for each of the two years (or periods) then ended and the financial highlights for each of the four years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Gartmore Global Health Sciences Fund, Gartmore Global Technology and Communications Fund, Gartmore Mid Cap Growth Leaders Fund, Gartmore U.S. Growth Leaders Fund, Gartmore Worldwide Leaders Fund, Gartmore Emerging Markets Fund, Gartmore International Growth Fund, Gartmore High Yield Bond Fund and Gartmore Value Opportunities Fund for the year (or period) ended October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2005

2005 Annual Report	221

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the period ended October 31, 2005, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Global Financial Services	$263,342
Global Health Sciences	145,388
Global Natural Resources	77,540
Global Technology & Communications	44,339
Global Utilities	290,358
Mid Cap Growth Leaders	164,180
Nationwide Leaders	177,951
Small Cap Leaders	90,452
China Opportunities	268,926
Emerging Markets	678,911
International Growth	281,608
Convertible	572,801
High Yield Bond	12,391
Micro Cap Equity	347,319
Small Cap Growth	5,277
U.S. Growth Leaders Long-Short	150,498
Value Opportunities	294,750

For the taxable year ended October 31, 2005, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Global Financial Services	15%
Global Health Sciences	100%
Global Natural Resources	9%
Global Utilities	20%
Nationwide Leaders	17%
Convertible	33%
High Yield Bond	2%
Micro Cap Equity	11%
U.S. Growth Leaders Long-Short	7%
Value Opportunities	45%

The Funds designate the following amounts as long term capital gain distributions qualifying for the maximum 15% income tax rate for individuals:

Fund	Amount
Micro Cap Equity	$900,920
Value Opportunities	4,773,897

222	Annual Report 2005

2. Shareholder Meeting

A separate shareholder meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust’s predecessor pursuant to a Proxy Statement on Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the Trust’s predecessor on or around November 5, 2004.

Two Proposals: The purpose of the December 23, 2004 meeting was to allow the shareholders of the Trust’s predecessor to vote on:

i.  Proposal One: The election of the Trust’s predecessor’s Board of Trustees; and

ii. Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provided for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

Proposal One: As set forth in the October 29, 2004 Proxy Statement, the nominees for election as Trustees of the Trust’s predecessor were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I Jacobs, Thomas J. Kerr IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust’s predecessor to approve the proposed “Agreement and Plan of Reorganization” of the Trust’s predecessor (on behalf of each of the Trust’s funds) with and into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding funds of the Trust’s predecessor subject to the liabilities, expenses, costs, charges, and reserves of the corresponding funds of the Trust’s predecessor (contingent or otherwise), in exchange for shares of the acquiring funds of the Trust to be distributed pro rata by the Trust to the holders of the shares of the funds of the Trust’s predecessor, in a complete liquidation of the Trust’s predecessor.

2005 Annual Report	223

Supplemental Information (Unaudited)

Voting Results:

The shareholders of the Trust’s predecessor voted to approve both Proposal One and Proposal Two, as follows:

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Charles E. Allen:
FOR	1,484,045,010.745 shares (96.963%)
WITHHOLD	46,475,965.981 shares (3.037%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael J. Baresich:
FOR	1,479,546,876.136 shares (96.669%)
WITHHOLD	50,974,100.590 shares (3.331%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paula H.J. Cholmondeley:
FOR	1,483,986,754.474 shares (96.960%)
WITHHOLD	46,534,222.252 shares (3.040%)
TOTAL	1,530,520,976.726 shares (100.000%)

C. Brent DeVore:
FOR	1,483,232,555.715 shares (96.910%)
WITHHOLD	47,288,421.011 shares (3.090%)
TOTAL	1,530,520,976.726 shares (100.000%)

Phyllis Kay Dryden:
FOR	1,483,461,670.269 shares (96.925%)
WITHHOLD	47,059,306.457 shares (3.075%)
TOTAL	1,530,520,976.726 shares (100.000%)

Robert M. Duncan:
FOR	1,478,518,553.740 shares (96.602%)
WITHHOLD	52,002,422.986 shares (3.398%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara L. Hennigar:
FOR	1,483,932,926.673 shares (96.956%)
WITHHOLD	46,588,050.053 shares (3.044%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paul J. Hondros:
FOR	1,483,799,576.741 shares (96.947%)
WITHHOLD	46,721,399.985 shares (3.053%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara I. Jacobs:
FOR	1,482,757,593.191 shares (96.879%)
WITHHOLD	47,763,383.535 shares (3.121%)
TOTAL	1,530,520,976.726 shares (100.000%)

224	Annual Report 2005

Proposal One:	Election of a Board of Trustees of Gartmore Mutual Funds
Thomas J. Kerr IV:
FOR	1,477,143,243.388 shares (96.512%)
WITHHOLD	53,377,733.338 shares (3.488%)
TOTAL	1,530,520,976.726 shares (100.000%)

Douglas F. Kridler:
FOR	1,484,100,191.103 shares (96.967%)
WITHHOLD	46,420,785.623 shares (3.033%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael D. McCarthy:
FOR	1,483,352,898.255 shares (96.918%)
WITHHOLD	47,168,078.471 shares (3.082%)
TOTAL	1,530,520,976.726 shares (100.000%)

Arden L. Shisler:
FOR	1,483,661,174.441 shares (96.938%)
WITHHOLD	46,859,802.285 shares (3.062%)
TOTAL	1,530,520,976.726 shares (100.000%)

David C. Wetmore:
FOR	1,484,021,388.615 shares (96.962%)
WITHHOLD	46,499,588.111 shares (3.038%)
TOTAL	1,530,520,976.726 shares (100.000%)

Proposal Two:	Approval of the Agreement and Plan of Reorganization of the Trust’s Predecessor:
FOR	1,338,850,729.743 shares (87.477%)
AGAINST	48,927,279.322 shares (3.197%)
ABSTAIN	86,596,336.653 shares (5.658%)
BROKER NON-VOTES	56,146,631.008 shares (3.668%)
TOTAL	1,530,520,976.726 shares (100.000%)

2005 Annual Report	225

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc. , Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February, 2001.	84	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None

226	Annual Report 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association – College Retirement Equity Fund).	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[3]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $548,510 from the Trust for the year ended October 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

2005 Annual Report	227

Management Information (Unaudited)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)3,, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company[3].	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for GGI[3], GMFCT[3] , and GSA[3].	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None

228	Annual Report 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2005 Annual Report	229

Index Definitions

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Citigroup High Yield Market Index: An unmanaged index of high-yield debt securities that is a broad market measure.

Goldman Sachs Convertible 100 Index: An unmanaged index that tracks the performance of 100 equally weighted convertible issues, each with a market capitalization of at least $100 million. The index measures the performance of its components against that of their underlying common stocks as well as against other broad market indexes.

Goldman Sachs Healthcare Index: An unmanaged, market capitalization-weighted index that is generally representative of the stocks in the health-care sector.

Goldman Sachs Natural Resources Index: An unmanaged, modified capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Goldman Sachs Technology Composite Index (GSTI®): An unmanaged, market capitalization-weighted index that is designed to measure the performance of companies in the technology sector.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) Emerging Markets IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market-capitalization index that is designed to measure the performance of global developed-market equities.

Morgan Stanley Capital International (MSCI) World Financials IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global financial services sector.

Morgan Stanley Capital International (MSCI) World Telecommunication Services IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the global utilities sector.

Morgan Stanley Capital International (MSCI) World Utilities IndexSM: An unmanaged index that is based on developed-market country indexes and is generally representative of the stocks in the utilities sector, which includes industry groups such as electric, gas, multi-utilities, and unregulated power and water.

Morgan Stanley Capital International (MSCI) Zhong Hua Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in the developed markets of China and Hong Kong; the index gives one-third of its weightings to China stocks and the remainder to Hong Kong stocks.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap® Growth Index: An unmanaged index of mid-capitalization growth stocks of U.S. companies; measures the performance of the stocks of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values, and gives a broad look at how the stock prices of medium-sized U.S. companies have performed.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Wilshire Micro-Cap® Index: An unmanaged, capitalization-weighted index that measures small-cap stocks in the bottom “half” of the Wilshire 5000 Total Market Index as of June 30 of each year; the Wilshire 5000 Total Market Index contains more than 6,500 stocks that trade and are based in the United States.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.

All rights reserved.

AR-Spec 12/05

Annual Report

October 31, 2005

Gartmore Bond Index Fund

Gartmore International Index Fund

Gartmore Mid Cap Market Index Fund

Gartmore S&P 500 Index Fund

Gartmore Small Cap Index Fund

www.gartmorefunds.com

Solutions.

UNITED STATES	UNITED KINGDOM	JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $82 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC3, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of Oct. 31, 2005.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $43 billion as of Oct. 31, 2005.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2005

Contents

2	Gartmore Bond Index Fund
32	Gartmore International Index Fund
65	Gartmore Mid Cap Market Index Fund
77	Gartmore S&P 500 Index Fund
90	Gartmore Small Cap Index Fund

136	Notes to Financial Statements

International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Although third party information has been obtained from and is based on sources the Firm believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares of the Fund at NAV. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Commentary provided by Gartmore Global Investments, the investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Gartmore Bond Index Fund

For the annual period ended Oct. 31, 2005, the Gartmore Bond Index Fund (Class A at NAV) returned 0.56% versus 1.14% for its benchmark, the Lehman Brothers U.S. Aggregate Index (Lehman Aggregate Index). For broader comparison, the average return for the Fund’s Lipper peer category of Intermediate Investment Grade Debt Funds was 0.82%.

The U.S. fixed-income markets, represented by the Lehman Aggregate Index, experienced a generally volatile environment during the reporting period. The Federal Reserve Board, through the Federal Open Market Committee (FOMC), continued its “measured pace” of monetary tightening by raising the federal funds rate 25 basis points at eight consecutive meetings. This brought the rate up to 3.75% from 1.75%. While short-term rates rose throughout the reporting period, longer-term rates took a circuitous route before ending higher at the conclusion of the period.

The yield on the two-year U.S. Treasury note rose steadily from 2.58% to 4.37%, an increase of 1.79%. In the meantime, the yield on the 10-year U.S. Treasury note began the period at 4.07% and dipped as low as 3.89% in June before ending at 4.55%. Overall, this movement caused the yield curve [a plotted graph line of the yields (or interest rates) on long-term and short-term maturity bonds, usually treasury securities] to flatten dramatically. The spread between yields on the two-year and 10-year U.S. Treasury notes began the reporting period at 1.49% (or 149 basis points), compressed to as low as 14 basis points during the aftermath of Hurricane Katrina, and finished at about 18 basis points. Essentially, longer-term rates continue to be low relative to shorter-term rates due to: 1) the lack of clear evidence that inflation is seeping into the prices of finished goods; 2) demand for long-term U.S. bonds by foreign investors–particularly Asian central banks; and 3) demand from U.S. pension plans for long-term securities to match the profile of their liabilities.

We evaluate the three major components of the Lehman Aggregate Index (italicized below) when analyzing its total returns. During the reporting period, the government bond sector posted a total return of 0.94%, which was slightly less than the return of the overall Index. The U.S. Treasury component of the Index posted a total return of 0.88% as rising yields caused prices to decline, particularly in the shorter-term issues. The U.S. Government Agency component of the government bond sector fared better with 1.27%. While yield spreads on agency debt relative to comparably maturing Treasury notes increased somewhat during the period, the Agency debt’s higher absolute yield levels provided the impetus for total returns that were higher than those of the U.S. Treasury sector.

The credit sector posted a 0.75% total return during the reporting period, which was 39 basis points less than the return of the Index. Overall, corporate bonds, which comprise the largest component of this sector, performed well. The continued expansion of the economy and the relative financial health of corporate balance sheets and income statements were the major factors in the performance of corporate bonds. Yield spreads on corporate bonds relative to U.S. Treasury securities began the period at about 98 basis points and ended at about 88 basis points. Meaningful volatility occurred during the period, however, in the fallout from the rating agencies’ decision to downgrade Ford Motor Co. and General Motors Corp. debt in April and May. At that time, spreads widened quickly and dramatically before settling into a relatively tight trading range. Exacerbating this condition were the decisions made by the benchmark Index purveyor about whether or not to remove and re-include these issues in the Index.

The securitized sector (dominated by mortgage-backed securities, or MBS) fared the best with a total return of 1.61%. The MBS market is influenced by changing interest rates and how they translate into lending and refinancing activity. Long-term rates during the reporting period were relatively stable before trending higher toward the end of the period. As a result, refinancing activity slowed and become more predictable than it had been in previous periods, contributing to the sector’s relative outperformance. In addition, rising short-term rates made hybrid and floating-rate structures less attractive to homeowners, who were more likely to lock in longer-term rates that continue to be attractive.

Portfolio Manager:

Fund Asset Management, L.P.-Subadviser

2	Annual Report 2005

Fund Performance	Gartmore Bond Index Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	0.56%	5.83%	6.14%
	w/SC3	-5.23%	4.60%	5.41%
Class B4	w/o SC2	-0.04%	5.32%	5.84%
	w/SC5	-4.88%	4.99%	5.84%
Institutional Class[6]		0.97%	6.27%	6.46%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Aggregate Bond Index Series (the “Series”), which began operations on April 3, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (10/12/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to October 11, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Bond Index Fund, the Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The LB Aggregate Bond is an unmanaged index comprised of U.S. government securities and corporate debt securities and is generally representative of the bond market as a whole.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	3

Shareholder Expense Example	Gartmore Bond Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Bond Index Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$998.60	$3.57	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.43	$3.62	0.72%
Class B	Actual		$1,000.00	$995.60	$6.53	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%
Institutional Class	Actual		$1,000.00	$1,000.70	$1.59	0.32%
	Hypothetical	[1]	$1,000.00	$1,023.41	$1.61	0.32%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

4	Annual Report 2005

Portfolio Summary	Gartmore Bond Index Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
U.S. Government and Agency Long-Term Obligations	71.2%
Corporate Bonds	34.5%
Soverign Bonds	2.1%
Cash Equivalents	1.8%
Municipal Bonds	0.1%
Other Investments*	16.1%
Liabilites in excess of Other Assets**	-25.8%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Federal Home Loan Mortgage Corporation	43.6%
Financial Services	16.3%
Federal National Mortgage Association	13.7%
U.S. Treasury Bonds	5.8%
Government National Mortgage Association	4.6%
Banking	4.1%
U.S. Treasury Notes	3.5%
Special Purpose Entity	1.8%
Telecommunications	1.8%
Electric – Integrated	1.4%
Other Industries	3.4%

100.0%

Top Holdings***
Federal Home Loan Mortgage Corporation, TBA, 5.50%, 11/15/35	6.3%
Federal National Mortgage Association, 5.75%, 02/15/08	5.1%
Federal Home Loan Mortgage Corporation, 4.88%, 03/15/07	3.2%
Federal National Mortgage Association, 6.00%, 05/15/11	2.1%
Federal Home Loan Mortgage Corporation, 3.25%, 08/15/08	2.0%
Federal Home Loan Mortgage Corporation, 5.00%, 08/01/35	2.0%
Wachovia Bank Commercial Mortgage, 4.14%, 10/15/15	2.0%
U.S. Treasury Bonds, 6.25%, 08/15/23	1.9%
Federal Home Loan Mortgage Corporation, 6.63%, 09/15/09	1.8%
Federal Home Loan Mortgage Corporation, 5.50%, 07/15/06	1.7%
Other Holdings	71.9%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	5

Statement of Investments

October 31, 2005

Gartmore Bond Index Fund

U.S. Government and Agency Long-Term Obligations (71.2%)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (43.6%)
5.25%, 06/15/06 (e)	$365,000	$366,767
7.18%, 06/27/06	55,000	55,978
5.50%, 07/15/06	25,420,000	25,604,473
4.88%, 03/15/07 (e)	47,910,000	48,088,753
3.25%, 08/15/08 (e)	31,595,000	30,436,381
6.63%, 09/15/09 (e)	1,075,000	1,145,062
6.63%, 09/15/09	26,165,000	27,879,802
5.13%, 07/15/12 (e)	10,325,000	10,478,543
4.88%, 11/15/13 (e)	17,050,000	17,019,293
6.00%, 04/01/14	370,800	378,974
5.00%, 07/15/14 (e)	5,655,000	5,680,272
4.38%, 07/17/15 (e)	12,230,000	11,703,878
5.00%, 09/01/18	385,202	380,262
5.50%, 04/01/19	336,795	339,008
5.50%, 11/01/19	802,099	807,369
5.50%, 12/01/19	388,704	391,258
4.00%, 03/01/20	436,211	412,588
4.00%, 03/01/20	53,527	50,647
4.50%, 03/01/20	561,946	543,805
4.00%, 04/01/20	122,978	116,318
4.00%, 04/01/20	489,246	462,750
4.00%, 04/01/20	58,454	55,308
4.50%, 04/01/20	11,246,857	10,883,795
5.00%, 04/01/20	952,355	939,766
5.00%, 04/01/20	481,618	475,252
5.00%, 04/01/20	980,850	967,884
5.00%, 04/01/20	488,568	482,110
5.00%, 04/01/20	761,419	751,354
5.50%, 05/01/20	389,989	392,565
5.00%, 06/01/20	295,414	291,509
5.00%, 06/01/20	476,622	470,322
5.00%, 06/01/20	901,500	889,583
6.00%, 06/01/20	382,720	390,988
4.50%, 07/01/20	500,001	483,860
5.00%, 07/01/20	1,262,929	1,246,235
4.00%, 08/01/20	11,905,683	11,260,916
4.50%, 10/01/20	600,000	580,631
6.75%, 09/15/29	945,000	1,146,481
6.50%, 05/01/31	65,669	67,454
6.50%, 09/15/31	576,285	598,118
6.50%, 03/15/32	1,703,254	1,767,423
7.00%, 04/15/32	365,427	384,173
7.00%, 05/15/32	286,423	301,093

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
7.00%, 06/15/32	$347,595	$365,397
6.25%, 07/15/32 (e)	2,110,000	2,446,959
7.00%, 07/15/32	562,291	591,089
6.50%, 02/01/33	784,180	806,065
6.00%, 11/01/33	2,791,707	2,821,549
6.50%, 12/01/33	1,133,287	1,161,950
6.50%, 05/01/34	1,110,194	1,138,273
6.50%, 05/01/34	900,001	922,763
6.00%, 06/01/34	696,242	703,402
6.00%, 06/01/34	367,906	371,689
6.00%, 07/01/34	390,643	394,660
6.00%, 08/01/34	1,719,029	1,736,707
6.00%, 08/01/34	684,757	691,798
6.00%, 08/15/34	424,354	432,122
6.50%, 08/15/34	1,335,644	1,386,263
6.00%, 10/15/34	841,536	856,940
6.50%, 01/01/35	592,847	607,841
6.00%, 02/01/35	337,862	341,325
6.00%, 02/01/35	1,082,014	1,093,106
6.00%, 03/01/35	1,882,027	1,902,145
6.00%, 03/01/35	2,600,001	2,626,738
6.50%, 04/01/35	368,938	378,266
6.00%, 05/01/35	965,453	975,381
6.50%, 05/01/35	308,241	316,034
5.00%, 08/01/35	31,450,009	30,268,731
5.00%, 08/01/35	11,174,756	10,755,026
5.00%, 08/01/35	798,041	768,067
5.00%, 08/01/35	18,950,310	18,238,527
5.00%, 08/01/35	797,101	767,161
5.00%, 08/01/35	8,462,229	8,144,384
5.00%, 08/01/35	11,942,186	11,493,631
5.00%, 08/01/35	4,737,521	4,559,577
5.50%, 08/01/35	5,100,509	5,036,444
5.00%, 08/15/35	498,771	486,765
4.50%, 09/01/35	699,999	653,483
4.50%, 09/01/35	8,828,008	8,241,373
4.50%, 09/01/35	600,000	560,129
5.00%, 09/01/35	699,999	673,707
5.00%, 09/01/35	8,800,000	8,469,467
5.00%, 09/01/35	7,500,750	7,219,018
5.50%, 09/01/35	9,410,006	9,291,812
5.00%, 10/01/35	1,500,000	1,443,659
5.50%, 10/01/35	6,900,000	6,813,333

6	Annual Report 2005

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
5.50%, 10/01/35	$9,600,960	$9,480,367
5.50%, 10/01/35	7,400,000	7,307,052
6.50%, 10/01/35	400,000	410,113
Gold, Pool #E00282, 6.50%, 03/01/09	212,117	218,754
Gold, Pool #G10399, 6.50%, 07/01/09	100,597	102,916
Gold, Pool #E00394, 7.50%, 09/01/10	143,304	149,954
Gold, Pool #M80898, 4.50%, 02/01/11	1,125,304	1,106,917
Gold, Pool #M80904, 4.50%, 03/01/11	731,517	718,952
Gold, Pool #M80917, 4.50%, 05/01/11	163,903	161,225
Gold, Pool #M80926, 4.50%, 07/01/11	667,681	656,772
Gold, Pool #M80934, 4.50%, 08/01/11	820,186	806,098
Gold, Pool #G10940, 6.50%, 11/01/11	54,905	56,608
Gold, Pool #E00507, 7.50%, 09/01/12	10,283	10,844
Gold, Pool #G10749, 6.00%, 10/01/12	250,099	255,523
Gold, Pool #E69050, 6.00%, 02/01/13	128,200	130,984
Gold, Pool #E72896, 7.00%, 10/01/13	44,150	46,031
Gold, Pool #E00802, 7.50%, 02/01/15	163,203	172,107
Gold, Pool #G11001, 6.50%, 03/01/15	119,329	123,124
Gold, Pool #G11003, 7.50%, 04/01/15	8,779	9,258
Gold, Pool #G11164, 7.00%, 05/01/15	29,946	31,224
Gold, Pool #E81396, 7.00%, 10/01/15	5,433	5,665
Gold, Pool #E81394, 7.50%, 10/01/15	41,195	43,441
Gold, Pool #E84097, 6.50%, 12/01/15	17,367	17,915

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E00938, 7.00%, 01/01/16	$81,356	$84,825
Gold, Pool #E82132, 7.00%, 01/01/16	13,641	14,222
Gold, Pool #E82815, 6.00%, 03/01/16	65,960	67,414
Gold, Pool #E83233, 6.00%, 04/01/16	40,601	41,492
Gold, Pool #E83231, 6.00%, 04/01/16	15,723	16,068
Gold, Pool #E83046, 7.00%, 04/01/16	8,429	8,788
Gold, Pool #E83355, 6.00%, 05/01/16	56,986	58,236
Gold, Pool #E00975, 6.00%, 05/01/16	211,208	215,865
Gold, Pool #E83636, 6.00%, 05/01/16	103,500	105,771
Gold, Pool #E83933, 6.50%, 05/01/16	2,835	2,924
Gold, Pool #E00985, 6.00%, 06/01/16	113,440	115,940
Gold, Pool #E84236, 6.50%, 06/01/16	25,586	26,387
Gold, Pool #E00987, 6.50%, 06/01/16	99,608	102,747
Gold, Pool #E00996, 6.50%, 07/01/16	12,248	12,634
Gold, Pool #E84912, 6.50%, 08/01/16	51,381	52,989
Gold, Pool #E85137, 6.50%, 08/01/16	42,639	43,974
Gold, Pool #E85387, 6.00%, 09/01/16	139,654	142,719
Gold, Pool #E85800, 6.50%, 10/01/16	28,095	28,974
Gold, Pool #E86183, 6.00%, 11/01/16	16,831	17,201
Gold, Pool #E01083, 7.00%, 11/01/16	23,619	24,621
Gold, Pool #G11207, 7.00%, 11/01/16	66,223	69,044
Gold, Pool #E86746, 5.50%, 12/01/16	255,952	257,642

2005 Annual Report	7

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E86533, 6.00%, 12/01/16	$41,091	$41,993
Gold, Pool #E87584, 6.00%, 01/01/17	36,844	37,653
Gold, Pool #E01095, 6.00%, 01/01/17	44,830	45,814
Gold, Pool #E86995, 6.50%, 01/01/17	79,191	81,670
Gold, Pool #E87291, 6.50%, 01/01/17	118,364	122,069
Gold, Pool #E87446, 6.50%, 01/01/17	25,460	26,257
Gold, Pool #E88076, 6.00%, 02/01/17	32,323	33,032
Gold, Pool #E88106, 6.50%, 02/01/17	139,855	144,235
Gold, Pool #E88055, 6.50%, 02/01/17	178,266	183,849
Gold, Pool #E01127, 6.50%, 02/01/17	74,476	76,811
Gold, Pool #E88474, 6.00%, 03/01/17	69,606	71,132
Gold, Pool #E01137, 6.00%, 03/01/17	67,227	68,703
Gold, Pool #E88134, 6.00%, 03/01/17	13,177	13,465
Gold, Pool #E88768, 6.00%, 03/01/17	159,935	163,445
Gold, Pool #E01138, 6.50%, 03/01/17	36,798	37,950
Gold, Pool #E88729, 6.00%, 04/01/17	50,264	51,366
Gold, Pool #E89222, 6.00%, 04/01/17	248,459	253,906
Gold, Pool #E89496, 6.00%, 04/01/17	63,776	65,174
Gold, Pool #E89149, 6.00%, 04/01/17	86,910	88,815
Gold, Pool #E01139, 6.00%, 04/01/17	297,679	304,211
Gold, Pool #E89151, 6.00%, 04/01/17	67,236	68,710
Gold, Pool #E89347, 6.00%, 04/01/17	15,704	16,048

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E89217, 6.00%, 04/01/17	$39,095	$39,952
Gold, Pool #E89203, 6.50%, 04/01/17	36,201	37,334
Gold, Pool #E89746, 6.00%, 05/01/17	477,734	488,206
Gold, Pool #E01140, 6.00%, 05/01/17	262,038	267,789
Gold, Pool #E89909, 6.00%, 05/01/17	64,776	66,196
Gold, Pool #E89788, 6.00%, 05/01/17	41,030	41,929
Gold, Pool #E89530, 6.00%, 05/01/17	171,802	175,568
Gold, Pool #E89924, 6.50%, 05/01/17	175,248	180,737
Gold, Pool #E01156, 6.50%, 05/01/17	102,652	105,867
Gold, Pool #E90194, 6.00%, 06/01/17	56,243	57,476
Gold, Pool #B15071, 6.00%, 06/01/17	771,511	788,442
Gold, Pool #E90313, 6.00%, 06/01/17	24,136	24,665
Gold, Pool #E90227, 6.00%, 06/01/17	42,224	43,149
Gold, Pool #E01157, 6.00%, 06/01/17	182,931	186,945
Gold, Pool #E90591, 5.50%, 07/01/17	256,955	258,707
Gold, Pool #E90645, 6.00%, 07/01/17	322,503	329,573
Gold, Pool #E90594, 6.00%, 07/01/17	155,826	159,242
Gold, Pool #E90667, 6.00%, 07/01/17	43,748	44,707
Gold, Pool #E01186, 5.50%, 08/01/17	571,272	575,187
Gold, Pool #E01205, 6.50%, 08/01/17	73,333	75,630
Gold, Pool #G11295, 5.50%, 09/01/17	380,539	383,132
Gold, Pool #G11458, 6.00%, 09/01/17	161,194	164,746

8	Annual Report 2005

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #E93476, 5.00%, 01/01/18	$471,195	$465,292
Gold, Pool #G11434, 6.50%, 01/01/18	121,989	125,807
Gold, Pool #E01311, 5.50%, 02/01/18	5,667,291	5,705,851
Gold, Pool #E01344, 4.50%, 04/01/18	318,951	309,107
Gold, Pool #E98207, 5.00%, 04/01/18	143,004	141,170
Gold, Pool #G11399, 5.50%, 04/01/18	561,089	564,949
Gold, Pool #E96459, 5.00%, 05/01/18	190,737	188,290
Gold, Pool #E99869, 5.00%, 06/01/18	243,146	240,100
Gold, Pool #E97702, 5.00%, 07/01/18	1,571,324	1,551,170
Gold, Pool #E97335, 5.00%, 07/01/18	3,860,551	3,811,036
Gold, Pool #E98258, 5.00%, 07/01/18	686,474	677,669
Gold, Pool #E97366, 5.00%, 07/01/18	989,946	977,249
Gold, Pool #E99579, 5.00%, 09/01/18	318,318	314,235
Gold, Pool #E99498, 5.00%, 09/01/18	356,484	351,912
Gold, Pool #E99673, 5.00%, 10/01/18	189,177	186,750
Gold, Pool #E01488, 5.00%, 10/01/18	351,781	347,288
Gold, Pool #E99675, 5.00%, 10/01/18	1,905,284	1,880,847
Gold, Pool #G11480, 5.00%, 11/01/18	1,858,880	1,835,038
Gold, Pool #B10650, 5.00%, 11/01/18	537,533	530,639
Gold, Pool #B10653, 5.50%, 11/01/18	696,311	700,899
Gold, Pool #B11186, 4.50%, 12/01/18	13,054,783	12,649,247
Gold, Pool #E01538, 5.00%, 12/01/18	2,333,965	2,303,988

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #B11548, 5.50%, 12/01/18	$488,771	$491,999
Gold, Pool #B13147, 5.00%, 01/01/19	1,442,230	1,423,732
Gold, Pool #B12214, 5.00%, 02/01/19	872,260	860,768
Gold, Pool #G11531, 5.50%, 02/01/19	251,758	253,417
Gold, Pool #B12737, 4.50%, 03/01/19	1,120,000	1,084,240
Gold, Pool #E01604, 5.50%, 03/01/19	420,329	423,105
Gold, Pool #B12908, 5.50%, 03/01/19	393,914	396,502
Gold, Pool #B13671, 5.00%, 04/01/19	318,868	314,667
Gold, Pool #B13600, 5.50%, 04/01/19	266,691	268,443
Gold, Pool #B14236, 5.00%, 05/01/19	983,959	970,996
Gold, Pool #B15172, 4.50%, 06/01/19	775,924	751,151
Gold, Pool #B15013, 5.00%, 06/01/19	749,166	739,296
Gold, Pool #B15396, 5.50%, 06/01/19	456,716	459,717
Gold, Pool #B15759, 4.50%, 07/01/19	1,139,667	1,103,280
Gold, Pool #G18002, 5.00%, 07/01/19	408,334	402,955
Gold, Pool #B15717, 5.00%, 07/01/19	842,864	831,760
Gold, Pool #B15872, 5.00%, 07/01/19	433,218	427,511
Gold, Pool #B15503, 5.00%, 07/01/19	498,215	491,652
Gold, Pool #G18007, 6.00%, 07/01/19	230,441	235,424
Gold, Pool #G18005, 5.00%, 08/01/19	1,083,032	1,068,764
Gold, Pool #G18006, 5.50%, 08/01/19	394,662	397,255
Gold, Pool #B16087, 6.00%, 08/01/19	824,482	842,312

2005 Annual Report	9

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #B16657, 5.00%, 09/01/19	$548,664	$541,436
Gold, Pool #G18009, 5.00%, 09/01/19	1,934,610	1,909,123
Gold, Pool #B16626, 5.00%, 09/01/19	2,207,985	2,178,896
Gold, Pool #B16648, 5.00%, 09/01/19	414,223	408,765
Gold, Pool #B16826, 5.00%, 10/01/19	687,327	678,272
Gold, Pool #B16985, 5.00%, 10/01/19	339,394	334,923
Gold, Pool #B17371, 5.00%, 12/01/19	817,816	807,042
Gold, Pool #B14668, 5.00%, 01/01/20	1,533,394	1,513,124
Gold, Pool #C00351, 8.00%, 07/01/24	7,198	7,688
Gold, Pool #D60780, 8.00%, 06/01/25	11,976	12,783
Gold, Pool #D64617, 8.00%, 10/01/25	77,246	82,509
Gold, Pool #D82854, 7.00%, 10/01/27	26,327	27,526
Gold, Pool #C00566, 7.50%, 12/01/27	33,285	35,268
Gold, Pool #C16221, 7.00%, 10/01/28	1,354	1,415
Gold, Pool #C00676, 6.50%, 11/01/28	163,629	168,381
Gold, Pool #C00678, 7.00%, 11/01/28	44,510	46,524
Gold, Pool #C18271, 7.00%, 11/01/28	32,515	33,987
Gold, Pool #C24416, 8.50%, 02/01/29	4,966	5,390
Gold, Pool #C00836, 7.00%, 07/01/29	18,200	19,006
Gold, Pool #C30265, 6.50%, 08/01/29	44,830	46,115
Gold, Pool #A16201, 7.00%, 08/01/29	352,309	367,916
Gold, Pool #C31285, 7.00%, 09/01/29	39,285	41,025

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C31282, 7.00%, 09/01/29	$4,815	$5,028
Gold, Pool #A18212, 7.00%, 11/01/29	710,676	742,160
Gold, Pool #C32914, 8.00%, 11/01/29	15,264	16,263
Gold, Pool #C37436, 8.00%, 01/01/30	24,253	25,842
Gold, Pool #C36306, 7.00%, 02/01/30	23,139	24,156
Gold, Pool #C36429, 7.00%, 02/01/30	28,128	29,364
Gold, Pool #C00921, 7.50%, 02/01/30	24,258	25,657
Gold, Pool #G01108, 7.00%, 04/01/30	15,832	16,534
Gold, Pool #C37703, 7.50%, 04/01/30	17,724	18,746
Gold, Pool #G01133, 6.50%, 07/01/30	117,130	120,531
Gold, Pool #C41561, 8.00%, 08/01/30	7,910	8,426
Gold, Pool #C01051, 8.00%, 09/01/30	49,623	52,861
Gold, Pool #C43550, 7.00%, 10/01/30	43,082	44,976
Gold, Pool #C44017, 7.50%, 10/01/30	4,889	5,171
Gold, Pool #C43967, 8.00%, 10/01/30	92,779	98,831
Gold, Pool #C44978, 7.00%, 11/01/30	3,967	4,142
Gold, Pool #C44535, 7.50%, 11/01/30	15,240	16,118
Gold, Pool #C44957, 8.00%, 11/01/30	24,975	26,604
Gold, Pool #C01106, 7.00%, 12/01/30	256,215	267,481
Gold, Pool #C01103, 7.50%, 12/01/30	21,141	22,360
Gold, Pool #C46932, 7.50%, 01/01/31	44,675	47,252
Gold, Pool #C01116, 7.50%, 01/01/31	20,680	21,873

10	Annual Report 2005

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C47143, 8.00%, 01/01/31	$88,304	$94,065
Gold, Pool #C47287, 7.50%, 02/01/31	19,281	20,393
Gold, Pool #G01217, 7.00%, 03/01/31	206,497	215,577
Gold, Pool #C48851, 7.00%, 03/01/31	26,787	27,966
Gold, Pool #C48206, 7.50%, 03/01/31	28,479	30,122
Gold, Pool #C48938, 7.50%, 03/01/31	52,781	55,825
Gold, Pool #C01172, 6.50%, 05/01/31	111,418	114,446
Gold, Pool #C52136, 7.00%, 05/01/31	60,214	62,864
Gold, Pool #C53589, 6.50%, 06/01/31	235,347	241,743
Gold, Pool #C53324, 7.00%, 06/01/31	44,008	45,945
Gold, Pool #C01209, 8.00%, 06/01/31	13,748	14,645
Gold, Pool #C54897, 6.50%, 07/01/31	143,908	147,819
Gold, Pool #C54792, 7.00%, 07/01/31	226,015	235,962
Gold, Pool #C55071, 7.50%, 07/01/31	7,068	7,474
Gold, Pool #G01309, 7.00%, 08/01/31	55,124	57,550
Gold, Pool #C56769, 8.00%, 08/01/31	19,504	20,768
Gold, Pool #C58362, 6.50%, 09/01/31	64,376	66,126
Gold, Pool #C58215, 6.50%, 09/01/31	6,682	6,864
Gold, Pool #C01220, 6.50%, 09/01/31	27,470	28,217
Gold, Pool #G01311, 7.00%, 09/01/31	330,881	345,430
Gold, Pool #C01222, 7.00%, 09/01/31	39,195	40,920
Gold, Pool #G01315, 7.00%, 09/01/31	12,806	13,369

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C58961, 6.50%, 10/01/31	$1,297,828	$1,333,100
Gold, Pool #C01244, 6.50%, 10/01/31	156,258	160,504
Gold, Pool #C58694, 7.00%, 10/01/31	106,096	110,765
Gold, Pool #C58647, 7.00%, 10/01/31	6,019	6,284
Gold, Pool #C60991, 6.50%, 11/01/31	22,068	22,668
Gold, Pool #C60012, 7.00%, 11/01/31	27,504	28,714
Gold, Pool #C61298, 8.00%, 11/01/31	39,168	41,706
Gold, Pool #C01271, 6.50%, 12/01/31	47,234	48,518
Gold, Pool #C61105, 7.00%, 12/01/31	19,841	20,714
Gold, Pool #C01305, 7.50%, 12/01/31	22,582	23,881
Gold, Pool #C63171, 7.00%, 01/01/32	94,013	98,151
Gold, Pool #C62218, 7.00%, 01/01/32	58,732	61,317
Gold, Pool #C01355, 6.50%, 02/01/32	1,486,332	1,526,727
Gold, Pool #C64121, 7.50%, 02/01/32	63,200	66,835
Gold, Pool #C01310, 6.50%, 03/01/32	258,397	265,276
Gold, Pool #C64668, 6.50%, 03/01/32	54,313	55,759
Gold, Pool #C65466, 6.50%, 03/01/32	448,584	460,526
Gold, Pool #C66088, 6.50%, 04/01/32	35,607	36,555
Gold, Pool #C66191, 6.50%, 04/01/32	82,524	84,720
Gold, Pool #C01343, 6.50%, 04/01/32	228,537	234,621
Gold, Pool #C66192, 6.50%, 04/01/32	48,327	49,614
Gold, Pool #C66744, 7.00%, 04/01/32	15,024	15,679

2005 Annual Report	11

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #C01345, 7.00%, 04/01/32	$157,628	$164,507
Gold, Pool #G01391, 7.00%, 04/01/32	557,540	582,055
Gold, Pool #C65717, 7.50%, 04/01/32	36,453	38,548
Gold, Pool #C01370, 8.00%, 04/01/32	45,049	47,970
Gold, Pool #C01351, 6.50%, 05/01/32	149,512	153,492
Gold, Pool #C67097, 6.50%, 05/01/32	31,962	32,812
Gold, Pool #C66919, 6.50%, 05/01/32	19,747	20,272
Gold, Pool #C67313, 6.50%, 05/01/32	19,259	19,772
Gold, Pool #C66758, 6.50%, 05/01/32	965,475	991,178
Gold, Pool #C67235, 7.00%, 05/01/32	281,748	294,044
Gold, Pool #C66916, 7.00%, 05/01/32	94,965	99,109
Gold, Pool #C67259, 7.00%, 05/01/32	18,446	19,251
Gold, Pool #C01381, 8.00%, 05/01/32	241,677	257,340
Gold, Pool #C72361, 6.50%, 06/01/32	78,316	80,444
Gold, Pool #C72497, 6.50%, 06/01/32	59,609	61,229
Gold, Pool #C67996, 6.50%, 06/01/32	35,778	36,731
Gold, Pool #C01364, 6.50%, 06/01/32	151,514	155,547
Gold, Pool #C68300, 7.00%, 06/01/32	233,841	244,046
Gold, Pool #C68290, 7.00%, 06/01/32	48,546	50,665
Gold, Pool #C68307, 8.00%, 06/01/32	21,805	23,219
Gold, Pool #C71403, 6.50%, 07/01/32	176,704	181,506
Gold, Pool #G01433, 6.50%, 07/01/32	82,063	84,247

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #G01449, 7.00%, 07/01/32	$387,171	$404,195
Gold, Pool #C68988, 7.50%, 07/01/32	8,306	8,784
Gold, Pool #C74006, 6.50%, 08/01/32	44,754	45,945
Gold, Pool #G01444, 6.50%, 08/01/32	555,425	570,520
Gold, Pool #G01443, 6.50%, 08/01/32	554,312	569,068
Gold, Pool #C69951, 6.50%, 08/01/32	185,437	190,374
Gold, Pool #C01385, 6.50%, 08/01/32	212,436	218,091
Gold, Pool #C70211, 7.00%, 08/01/32	218,300	227,827
Gold, Pool #C69908, 7.00%, 08/01/32	208,039	217,118
Gold, Pool #C01396, 6.50%, 09/01/32	343,484	352,628
Gold, Pool #C71089, 7.50%, 09/01/32	83,615	88,419
Gold, Pool #C01404, 6.50%, 10/01/32	883,962	907,494
Gold, Pool #C72160, 7.50%, 10/01/32	31,352	33,153
Gold, Pool #A14012, 6.50%, 11/01/32	235,459	241,727
Gold, Pool #C73984, 6.50%, 12/01/32	81,793	83,971
Gold, Pool #C77238, 6.00%, 02/01/33	779,741	788,076
Gold, Pool #C77531, 6.50%, 02/01/33	264,357	271,395
Gold, Pool #G01536, 7.00%, 03/01/33	290,625	303,199
Gold, Pool #G01580, 6.00%, 06/01/33	6,625,926	6,696,754
Gold, Pool #A10212, 6.50%, 06/01/33	126,542	129,742
Gold, Pool #A11792, 6.00%, 08/01/33	335,221	338,804
Gold, Pool #A15173, 6.00%, 11/01/33	2,015,137	2,036,678

12	Annual Report 2005

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #A15675, 6.00%, 11/01/33	$5,589,588	$5,649,338
Gold, Pool #A16419, 6.50%, 11/01/33	190,233	195,044
Gold, Pool #A16590, 6.00%, 12/01/33	653,797	660,500
Gold, Pool #A17177, 6.50%, 12/01/33	185,303	189,989
Gold, Pool #A17262, 6.50%, 12/01/33	448,994	460,350
Gold, Pool #A17499, 6.00%, 01/01/34	1,824,369	1,843,130
Gold, Pool #C01806, 7.00%, 01/01/34	249,323	260,110
Gold, Pool #A18186, 6.00%, 02/01/34	1,861,033	1,880,171
Gold, Pool #564799, 6.00%, 03/15/34	2,143,080	2,182,309
Gold, Pool #A21356, 6.50%, 04/01/34	784,441	804,281
Gold, Pool #C01851, 6.50%, 04/01/34	809,403	829,874
Gold, Pool #A24297, 6.00%, 05/01/34	761,550	769,358
Gold, Pool #A24123, 6.00%, 06/01/34	317,851	321,109
Gold, Pool #A25000, 6.00%, 07/01/34	2,020,372	2,041,149
Gold, Pool #A25219, 6.00%, 07/01/34	671,363	678,267
Gold, Pool #A24927, 6.00%, 07/01/34	4,949,682	5,000,583
Gold, Pool #A24746, 6.00%, 07/01/34	866,304	875,185
Gold, Pool #A26088, 6.00%, 09/01/34	4,060,720	4,102,479
Gold, Pool #A26688, 6.00%, 09/01/34	553,835	559,530
Gold, Pool #788027, 6.50%, 09/01/34	709,415	728,190
Gold, Pool #G01741, 6.50%, 10/01/34	526,748	540,771
Gold, Pool #G08023, 6.50%, 11/01/34	749,405	768,359

	Principal Amount	Value

Federal Home Loan Mortgage Corporation (continued)
Gold, Pool #804847, 4.50%, 01/01/35	$698,023	$653,075
TBA, 5.00%, 11/01/20 (c)	3,600,000	3,550,500
TBA, 5.50%, 11/01/20 (c)	700,000	704,375
TBA, 6.00%, 11/01/20 (c)	400,000	408,500
TBA, 4.50%, 12/01/20 (c)	4,700,000	4,541,375
TBA, 5.00%, 12/01/20 (c)	1,500,000	1,477,968
TBA, 6.00%, 12/01/20 (c)	300,000	306,188
TBA, 4.50%, 11/15/20 (c)	15,659,000	15,145,197
TBA, 6.50%, 11/01/35 (c)	1,000,000	1,025,000
TBA, 5.00%, 12/01/35 (c)	800,000	768,750
TBA, 5.50%, 12/01/35 (c)	400,000	394,250
TBA, 5.50%, 01/01/35 (c)	1,100,000	1,082,813
TBA, 4.50%, 11/01/35 (c)	2,200,000	2,052,875
TBA, 5.00%, 11/15/35 (c)	7,400,000	7,117,875
TBA, 5.50%, 11/15/35 (c)	96,847,000	95,575,884
TBA, 6.00%, 11/15/35 (c)	900,000	908,719

		659,212,624

Federal National Mortgage Association (13.7%)
2.63%, 11/15/06 (e)	11,050,000	10,832,768
5.75%, 02/15/08 (e)	75,495,000	77,250,561
2.50%, 06/15/08 (e)	17,335,000	16,402,897
5.50%, 03/15/11 (e)	13,930,000	14,357,066
6.00%, 05/15/11	30,460,000	32,149,951
5.38%, 11/15/11 (e)	7,315,000	7,513,646
4.38%, 03/15/13 (e)	19,695,000	19,081,717
4.63%, 10/15/14 (e)	23,015,000	22,480,799
5.00%, 04/15/15 (e)	2,600,000	2,608,775
Pool #709921, 5.00%, 06/01/18	203,163	200,553
Pool #255315, 4.00%, 07/01/19	531,540	504,064
Pool #811970, 4.50%, 02/01/20	216,850	209,782
Pool #560868, 7.50%, 02/01/31	14,918	15,747
Pool #607212, 7.50%, 10/01/31	246,923	260,654
Pool #607632, 6.50%, 11/01/31	5,212	5,360
Pool #607559, 6.50%, 11/01/31	8,877	9,130
Pool #661664, 7.50%, 09/01/32	225,175	237,681
Pool #694846, 6.50%, 04/01/33	138,092	141,756
Pool #750229, 6.50%, 10/01/33	656,285	673,698
Pool #A25413, 6.00%, 08/01/34	2,386,634	2,411,102

		207,347,707

2005 Annual Report	13

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Government National Mortgage Association (4.6%)
4.50%, 10/15/08 (e)	$405,000	$402,679
5.25%, 01/15/09	7,040,000	7,160,440
4.25%, 08/15/10 (e)	6,480,000	6,323,054
4.38%, 10/15/15 (e)	200,000	190,897
4.75%, 11/17/15	630,000	619,483
5.50%, 10/01/18	1,185,664	1,193,494
Pool #279461, 9.00%, 11/15/19	8,730	9,532
Pool #G11742, 5.00%, 07/01/20	2,460,648	2,428,230
Pool #376510, 7.00%, 05/15/24	28,174	29,750
Pool #457801, 7.00%, 08/15/28	36,925	38,858
Pool #490258, 6.50%, 02/15/29	7,624	7,923
Pool #486936, 6.50%, 02/15/29	29,610	30,773
Pool #502969, 6.00%, 03/15/29	76,406	77,843
Pool #487053, 7.00%, 03/15/29	31,796	33,442
Pool #781014, 6.00%, 04/15/29	79,388	80,906
Pool #509099, 7.00%, 06/15/29	33,682	35,426
Pool #470643, 7.00%, 07/15/29	83,846	88,188
Pool #434505, 7.50%, 08/15/29	6,303	6,679
Pool #416538, 7.00%, 10/15/29	16,956	17,834
Pool #524269, 8.00%, 11/15/29	19,128	20,454
Pool #781124, 7.00%, 12/15/29	160,943	169,320
Pool #525561, 8.00%, 01/15/30	15,059	16,099
Pool #531352, 7.50%, 09/15/30	32,278	34,189
Pool #507396, 7.50%, 09/15/30	297,344	314,952
Pool #536334, 7.50%, 10/15/30	4,227	4,477
Pool #519020, 7.50%, 11/15/30	6,881	7,289
Pool #545233, 7.50%, 12/15/30	992	1,051
Pool #540659, 7.00%, 01/15/31	2,097	2,205
Pool #535388, 7.50%, 01/15/31	13,702	14,510
Pool #486019, 7.50%, 01/15/31	22,581	23,913
Pool #537406, 7.50%, 02/15/31	10,878	11,520
Pool #528589, 6.50%, 03/15/31	164,408	170,637
Pool #533723, 7.50%, 04/15/31	11,936	12,640
Pool #508473, 7.50%, 04/15/31	48,377	51,230
Pool #544470, 8.00%, 04/15/31	20,484	21,890
Pool #781287, 7.00%, 05/15/31	97,982	103,027
Pool #549742, 7.00%, 07/15/31	61,524	64,681
Pool #781319, 7.00%, 07/15/31	32,571	34,244
Pool #485879, 7.00%, 08/15/31	100,888	106,065
Pool #781328, 7.00%, 09/15/31	89,614	94,231
Pool #555125, 7.00%, 09/15/31	20,181	21,216
Pool #550991, 6.50%, 10/15/31	37,238	38,648
Pool #571267, 7.00%, 10/15/31	13,723	14,427

	Principal Amount	Value

Government National Mortgage Association (continued)
Pool #547948, 6.50%, 11/15/31	$17,619	$18,286
Pool #574837, 7.50%, 11/15/31	11,748	12,441
Pool #555171, 6.50%, 12/15/31	14,176	14,713
Pool #781380, 7.50%, 12/15/31	29,839	31,598
Pool #781481, 7.50%, 01/15/32	162,576	172,215
Pool #580972, 6.50%, 02/15/32	32,698	33,926
Pool # 781401, 7.50%, 02/15/32	85,030	90,057
Pool #552474, 7.00%, 03/15/32	55,948	58,814
Pool #781478, 7.50%, 03/15/32	51,238	54,275
Pool #781429, 8.00%, 03/15/32	75,680	80,906
Pool #583645, 8.00%, 07/15/32	42,399	45,308
Pool #595077, 6.00%, 10/15/32	251,179	255,641
Pool #596657, 7.00%, 10/15/32	23,184	24,372
Pool #552903, 6.50%, 11/15/32	1,322,389	1,372,075
Pool #552952, 6.00%, 12/15/32	271,558	276,382
Pool #612953, 7.00%, 12/15/32	109,269	114,866
Pool #602102, 6.00%, 02/15/33	322,662	328,379
Pool #588192, 6.00%, 02/15/33	132,061	134,400
Pool #603520, 6.00%, 03/15/33	296,373	301,624
Pool #604243, 6.00%, 04/15/33	543,781	553,414
Pool #611526, 6.00%, 05/15/33	179,789	182,974
Pool #631924, 6.00%, 05/15/33	400,039	407,127
Pool #553320, 6.00%, 06/15/33	728,224	741,125
Pool #572733, 6.00%, 07/15/33	144,989	147,558
Pool #573916, 6.00%, 11/15/33	525,459	534,768
Pool #781690, 6.00%, 12/15/33	426,130	433,695
Pool #604875, 6.00%, 12/15/33	1,211,089	1,232,545
Pool #781688, 6.00%, 12/15/33	1,000,000	1,017,740
Pool #781699, 7.00%, 12/15/33	186,888	196,481
Pool #621856, 6.00%, 01/15/34	512,867	522,255
Pool #629973, 6.00%, 06/15/34	1,110,619	1,130,949
Pool #486921, 5.50%, 02/15/35	474,000	473,552
5.50%, 09/15/35	4,000,001	3,996,212
5.50%, 10/15/35	7,000,000	6,993,369
5.50%, 10/15/35	6,000,000	5,994,316
TBA, 5.00%, 11/01/35 (c)	11,582,000	11,296,065
TBA, 4.50%, 12/01/35 (c)	3,145,000	2,969,075
TBA, 5.50%, 01/01/35 (c)	800,000	796,750
TBA, 5.00%, 01/01/35 (c)	1,100,000	1,070,093
TBA, 5.50%, 11/15/35 (c)	4,196,000	4,189,446
TBA, 6.00%, 11/15/35 (c)	1,100,000	1,119,593
TBA, 5.00%, 12/15/35 (c)	400,000	389,625

		69,937,351

14	Annual Report 2005

U.S. Government and Agency Long-Term Obligations (continued)

	Principal Amount	Value

Tennessee Valley Authority (0.0%)
6.25%, 12/15/17	$85,000	$94,489

U.S. Treasury Bonds (5.8%)
8.75%, 05/15/17 (e)	11,060,000	15,019,137
8.50%, 02/15/20 (e)	6,680,000	9,222,314
6.25%, 08/15/23 (e)	24,680,000	28,803,288
6.38%, 08/15/27 (e)	20,650,000	24,927,606
5.38%, 02/15/31 (e)	8,550,000	9,324,844

		87,297,189

U.S. Treasury Notes (3.5%)
2.75%, 07/31/06 (e)	21,825,000	21,579,469
4.38%, 05/15/07 (e)	3,795,000	3,794,556
2.75%, 08/15/07 (e)	3,000,000	2,916,093
3.25%, 08/15/07 (e)	2,260,000	2,216,124
3.00%, 11/15/07 (e)	1,965,000	1,912,650
3.13%, 09/15/08 (e)	1,820,000	1,757,012
3.13%, 10/15/08 (e)	1,325,000	1,277,642
3.38%, 11/15/08 (e)	8,640,000	8,381,474
4.88%, 02/15/12 (e)	1,000,000	1,019,883
4.00%, 11/15/12 (e)	5,180,000	5,020,150
4.00%, 02/15/15 (e)	3,510,000	3,356,301

		53,231,354

Total U.S. Government and Agency Long-Term Obligations		1,077,120,714

Corporate Bonds (34.5%)
Aerospace (0.3%)
Boeing Co., 6.13%, 02/15/33	500,000	534,973
General Dynamics Corp., 3.00%, 05/15/08	425,000	406,409
Lockheed Martin Corp., 8.50%, 12/01/29	600,000	807,790
Northrop Grumman Corp., 7.13%, 02/15/11	1,035,000	1,130,122
Raytheon Co., 8.30%, 03/01/10	250,000	280,553
Raytheon Co., 5.50%, 11/15/12	150,000	152,241
Raytheon Co., 7.00%, 11/01/28	225,000	257,822
Rockwell Collins Corp., 4.75%, 12/01/13	500,000	490,781

Corporate Bonds (continued)

	Principal Amount	Value

Aerospace (continued)
United Technologies Corp., 6.35%, 03/01/11	$675,000	$717,534
United Technologies Corp., 5.40%, 05/01/35	450,000	437,396

		5,215,621

Agricultural Products (0.0%)
Bunge Ltd. Finance Corp., 5.10%, 07/15/15 (b)	150,000	144,147
Potash Corp. of Saskatchewan, Inc., 7.75%, 05/31/11	70,000	78,514
Potash Corp. of Saskatchewan, Inc., 4.88%, 03/01/13	280,000	273,179

		495,840

Airlines (0.1%)
Continental Airlines, Inc., 6.56%, 08/15/13	395,000	406,268
Continental Airlines, Inc., 7.88%, 07/02/18	223,512	203,951
Southwest Airlines Corp., 7.88%, 09/01/07	24,000	25,150
Southwest Airlines Corp., 5.13%, 03/01/17	250,000	229,866

		865,235

Apparel Manufacturers (0.0%)
Jones Apparel Group, Inc.	160,000	133,146

Automobiles (0.3%)
DaimlerChrysler AG, 4.05%, 06/04/08	1,100,000	1,067,935
DaimlerChrysler AG, 7.30%, 01/15/12	660,000	706,746
DaimlerChrysler AG, 6.50%, 11/15/13	200,000	207,326
DaimlerChrysler AG, 8.50%, 01/18/31	625,000	733,511
DaimlerChrysler NA Holdings, 4.75%, 01/15/08	1,000,000	989,615
Nissan Motor Acceptance, 4.63%, 03/08/10 (b)	520,000	505,907
Toyota Motor Credit Corp., 4.25%, 03/15/10 (e)	570,000	555,431

		4,766,471

2005 Annual Report	15

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Banking (4.1%)
American Express Centurion Bank, 4.38%, 07/30/09	$400,000	$391,852
Anadarko Finance Co., 6.75%, 05/01/11	200,000	214,948
Andina de Fomento Corp., 6.88%, 03/15/12	400,000	432,313
Banco Nacional de Comercio Exterior, 3.88%, 01/21/09 (b)	100,000	95,350
Bank of America Corp., 4.75%, 10/15/06	1,000,000	1,000,220
Bank of America Corp., 3.25%, 08/15/08	450,000	431,733
Bank of America Corp., 4.50%, 08/01/10	350,000	342,409
Bank of America Corp., 4.88%, 09/15/12	490,000	483,442
Bank of America Corp., 4.88%, 01/15/13	1,100,000	1,079,917
Bank of America Corp., 5.38%, 06/15/14	500,000	506,125
Bank of America Corp., 4.75%, 08/01/15	350,000	335,788
Bank of America Corp., 5.25%, 12/01/15	1,250,000	1,241,020
Bank of New York Corp., 5.20%, 07/01/07	565,000	568,740
Bank One Corp., 4.13%, 09/01/07 (e)	1,615,000	1,599,571
Bank One Corp., 3.70%, 01/15/08	500,000	489,104
Bank One Corp., 7.88%, 08/01/10	100,000	111,108
Bank One Corp., 5.25%, 01/30/13	800,000	794,234
Bank One Corp., 8.00%, 04/29/27	492,000	609,265
BB&T Corp., 6.50%, 08/01/11	300,000	320,467
BB&T Corp., 4.75%, 10/01/12	400,000	391,244
BHP Finance Corp., 6.42%, 03/01/26	135,000	147,716
BSCH Issuances Ltd., 7.63%, 11/03/09	600,000	657,122
BSCH Issuances Ltd., 7.63%, 09/14/10	100,000	111,460
Citigroup, Inc., 5.50%, 08/09/06 (e)	350,000	352,304
Citigroup, Inc., 5.50%, 11/30/07 (e)	1,500,000	1,518,680
Citigroup, Inc., 6.38%, 11/15/08	275,000	286,515

	Principal Amount	Value

Banking (continued)
Citigroup, Inc., 3.63%, 02/09/09	$1,850,000	$1,779,612
Citigroup, Inc., 4.13%, 02/22/10	500,000	483,244
Citigroup, Inc., 6.50%, 01/18/11	225,000	239,800
Citigroup, Inc., 5.63%, 08/27/12	500,000	513,365
Citigroup, Inc., 5.00%, 09/15/14	733,000	717,819
Citigroup, Inc., 6.63%, 06/15/32	565,000	617,995
Citigroup, Inc., 5.88%, 02/22/33	200,000	199,305
Citigroup, Inc., 5.85%, 12/11/34	850,000	858,275
Comerica, Inc., 4.80%, 05/01/15	300,000	287,633
Deutsche Bank Financial LLC., 7.50%, 04/25/09	100,000	107,963
Deutsche Bank Financial LLC., 5.38%, 03/02/15	300,000	302,057
European Investment Bank, 3.38%, 03/16/09	1,600,000	1,540,178
European Investment Bank, 4.63%, 05/15/14	525,000	521,921
Fifth Third Bank, 3.38%, 08/15/08 (e)	280,000	269,190
Fifth Third Bank, 4.20%, 02/23/10	525,000	510,464
Firstbank Puerto Rico Corp., 7.63%, 12/20/05	100,000	100,152
FleetBoston Financial Corp., 4.20%, 11/30/07	300,000	297,093
FleetBoston Financial Corp., 3.85%, 02/15/08	750,000	736,268
HBOS PLC, 5.38%, 11/29/49 (b)	600,000	593,316
HSBC Bank USA, 7.50%, 07/15/09	955,000	1,034,667
HSBC Bank USA, 3.88%, 09/15/09	1,100,000	1,058,228
HSBC Bank USA, 4.63%, 04/01/14	400,000	381,873
HSBC Bank USA, 5.88%, 11/01/34	910,000	900,621
Inter-American Development Bank, 5.75%, 02/26/08	250,000	256,424
Inter-American Development Bank, 6.80%, 10/15/25	700,000	818,705
International Bank for Reconstruction & Development, 7.63%, 01/19/23	750,000	972,464
International Lease Finance Corp., 5.75%, 02/15/07	415,000	418,270
International Lease Finance Corp., 3.50%, 04/01/09	500,000	473,726

16	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Banking (continued)
JP Morgan Chase & Co., 5.25%, 05/30/07	$950,000	$957,465
JP Morgan Chase & Co., 6.25%, 01/15/09	100,000	103,565
JP Morgan Chase & Co., 3.50%, 03/15/09 (e)	2,450,000	2,340,991
JP Morgan Chase & Co., 4.50%, 11/15/10 (e)	500,000	487,002
JP Morgan Chase & Co., 6.63%, 03/15/12	940,000	1,007,475
JP Morgan Chase & Co., 5.15%, 10/01/15	250,000	243,574
Key Bank NA, 5.70%, 08/15/12	450,000	463,230
Key Bank NA, 5.80%, 07/01/14	250,000	258,629
Key Bank NA, 6.95%, 02/01/28	225,000	253,575
KFW International Finance, Inc., 4.75%, 01/24/07	2,005,000	2,006,134
M & T Bank Corp., 3.85%, 04/01/13	300,000	291,999
Marshall & Ilsley Bank, 4.13%, 09/04/07	125,000	123,678
Marshall & Ilsley Bank, 3.80%, 02/08/08	600,000	586,603
Marshall & Ilsley Bank, 5.25%, 09/04/12	275,000	275,298
MBNA America Bank Corp., 6.25%, 01/17/07	495,000	502,706
MBNA America Bank Corp., 5.38%, 01/15/08	195,000	196,804
MBNA America Bank Corp., 4.63%, 08/03/09 (b)	1,650,000	1,632,844
MBNA America Bank Corp., 5.00%, 05/04/10	550,000	548,029
MBNA America Bank Corp., 7.13%, 11/15/12	315,000	349,907
National Bank of Australia, 8.60%, 05/19/10	300,000	341,113
National City Bank of Indiana, 4.00%, 09/28/07	300,000	296,690
National City Corp., 3.20%, 04/01/08	400,000	386,266
National City Corp., 6.20%, 12/15/11	300,000	317,942
Nationsbank Corp., 6.60%, 05/15/10	200,000	212,715

	Principal Amount	Value

Banking (continued)
Oester Kontroll Bank, 4.50%, 03/09/15	$400,000	$391,052
PNC Funding Corp., 5.25%, 11/15/15	600,000	594,934
Popular North America, Inc., 4.70%, 06/30/09	550,000	543,321
Regions Financial Corp., 6.38%, 05/15/12	150,000	159,938
Sanwa Bank Ltd., 7.40%, 06/15/11 (e)	600,000	657,172
Sovereign Bancorp., Inc., 5.13%, 03/15/13	200,000	196,098
St. George Bank Ltd., 5.30%, 10/15/15 (b) (e)	400,000	400,294
SunTrust Banks, Inc., 5.20%, 01/17/17	300,000	295,793
SunTrust Banks, Inc., 5.45%, 12/01/17	310,000	310,866
U.S. Bancorp, 5.10%, 07/15/07	500,000	502,435
Union Planters Corp., 4.38%, 12/01/10	150,000	145,568
Unionbancal Corp., 5.25%, 12/16/13	350,000	347,016
US Bank NA, 2.85%, 11/15/06	1,500,000	1,466,330
US Bank NA, 4.95%, 10/30/14	450,000	442,310
US Bank NA, 4.80%, 04/15/15	225,000	218,713
US Bank NA, 6.38%, 08/01/11	250,000	266,286
Wachovia Corp., 4.95%, 11/01/06	195,000	195,189
Wachovia Corp., 4.85%, 07/30/07 (e)	1,550,000	1,550,642
Wachovia Corp., 3.63%, 02/17/09	2,175,000	2,091,973
Wachovia Corp., 4.88%, 02/15/14	310,000	301,437
Wachovia Corp., 5.50%, 08/01/35	550,000	518,537
Wells Fargo & Co., 3.50%, 04/04/08 (e)	625,000	606,405
Wells Fargo & Co., 3.13%, 04/01/09	1,400,000	1,321,715
Wells Fargo & Co., 6.45%, 02/01/11	1,440,000	1,531,809
Wells Fargo & Co., 5.13%, 09/15/16	350,000	344,896
Wells Fargo & Co., 5.38%, 02/07/35 (e)	450,000	430,771
Westpac Banking Corp., 4.63%, 06/01/18	250,000	232,683

		61,751,692

2005 Annual Report	17

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Building & Construction (0.3%)
Catepillar, Inc., 7.30%, 05/01/31	$170,000	$208,715
Centex Corp., 7.88%, 02/01/11	250,000	274,198
Centex Corp., 7.50%, 01/15/12	100,000	108,000
Hanson Australia Funding, 5.25%, 03/15/13	450,000	442,989
Korea Development Bank Corp., 4.25%, 11/13/07 (e)	250,000	246,631
Lennar Corp., 5.95%, 03/01/13	90,000	90,261
Lennar Corp., 5.50%, 09/01/14	500,000	480,399
Masco Corp., 5.88%, 07/15/12	360,000	370,877
MDC Holdings, Inc., 5.50%, 05/15/13 (e)	250,000	240,873
Pulte Homes, Inc., 4.88%, 07/15/09	575,000	564,044
Pulte Homes, Inc., 7.88%, 08/01/11	40,000	43,807
Pulte Homes, Inc., 6.25%, 02/15/13 (e)	105,000	105,846
Pulte Homes, Inc., 6.00%, 02/15/35 (e)	250,000	218,183
Ryland Group, 5.38%, 01/15/15	400,000	372,860
Toll Brothers, Inc., 6.88%, 11/15/12	150,000	158,743

		3,926,426

Business Services (0.1%)
Cendant Corp., 7.38%, 01/15/13	390,000	426,207
First Data Corp., 3.38%, 08/01/08	600,000	577,040
Pitney Bowes, Inc., 4.75%, 01/15/16	500,000	478,507
Pitney Bowes, Inc., 4.75%, 05/15/18	150,000	141,331

		1,623,085

Cable (0.4%)
British Sky Broadcasting Group PLC, 8.20%, 07/15/09	375,000	411,494
Comcast Corp., 6.20%, 11/15/08 (e)	475,000	488,978
Comcast Corp., 6.88%, 06/15/09	800,000	841,799
Comcast Corp., 5.85%, 01/15/10	465,000	473,128
Comcast Corp., 8.38%, 03/15/13	400,000	460,763
Comcast Corp., 9.46%, 11/15/22	200,000	259,715
Comcast Corp., 7.05%, 03/15/33 (e)	500,000	534,570
Comcast Corp., 5.65%, 06/15/35	400,000	357,684
Cox Communications, Inc., 7.13%, 10/01/12 (e)	500,000	535,558

	Principal Amount	Value

Cable (continued)
Cox Enterprises, 4.38%, 05/01/08 (b)	$250,000	$244,321
Harris Corp., 6.35%, 02/01/28	250,000	258,005
Teck Cominco Ltd., 6.13%, 10/01/35	250,000	234,662
USA Interactive, 7.00%, 01/15/13 (e)	300,000	307,467

		5,408,144

Chemicals (0.2%)
Albemarle Corp., 5.10%, 02/01/15	200,000	192,145
Chevron Phillips Chemical, 5.38%, 06/15/07	100,000	100,461
ICI North America, 8.88%, 11/15/06	300,000	311,168
Lubrizol Corp., 5.50%, 10/01/14	600,000	591,261
Lubrizol Corp., 6.50%, 10/01/34 (e)	250,000	252,925
Praxair, Inc., 3.95%, 06/01/13 (e)	300,000	278,693
Rohm & Haas Co., 7.40%, 07/15/09	156,000	168,488
Rohm & Haas Co., 7.85%, 07/15/29	200,000	252,125
Yara International Asa, 5.25%, 12/15/14 (b)	250,000	241,055

		2,388,321

Commercial Services (0.0%)
Aramark Services, Inc., 6.38%, 02/15/08	140,000	143,614
Cendant Corp., 6.88%, 08/15/06	580,000	587,510

		731,124

Computers (0.3%)
Computer Associates, Inc., 5.63%, 12/01/14 (b)	250,000	241,633
Dell Computer Corp., 7.10%, 04/15/28	250,000	292,595
First Data Corp., 6.38%, 12/15/07	350,000	360,470
Hewlett Packard Co., 3.63%, 03/15/08	250,000	243,370
Hewlett Packard Co., 6.50%, 07/01/12	250,000	268,078
IBM Corp., 6.45%, 08/01/07	115,000	118,109
IBM Corp., 3.80%, 02/01/08	1,415,000	1,385,284
IBM Corp., 5.50%, 01/15/09	200,000	204,260
IBM Corp., 4.75%, 11/29/12	875,000	863,956

18	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Computers (continued)
IBM Corp., 5.88%, 11/29/32	$415,000	$428,434
Kern River Funding Corp., 4.89%, 04/30/18 (b)	89,500	87,243

		4,493,432

Conglomerates (0.1%)
Fortune Brands, Inc., 2.88%, 12/01/06	500,000	488,611
Procter & Gamble Co., 6.88%, 09/15/09 (e)	320,000	343,127
Procter & Gamble Co., 4.95%, 08/15/14	500,000	497,224
Procter & Gamble Co., 5.80%, 08/15/34	350,000	359,408

		1,688,370

Containers (0.0%)
Newell Rubbermaid, Inc., 4.00%, 05/01/10	150,000	141,261
Sealed Air Corp., 5.38%, 04/15/08 (b)	200,000	199,801
Sealed Air Corp., 6.95%, 05/15/09 (b)	55,000	57,672

		398,734

Cruise Lines (0.0%)
Carnival Corp., 3.75%, 11/15/07 (b)	500,000	488,970

Department Stores (0.1%)
Federated Department Stores, 6.63%, 04/01/11 (e)	370,000	393,376
Federated Department Stores, 6.90%, 04/01/29	250,000	261,306
Kimberly-Clark Corp., 7.10%, 08/01/07	106,000	110,112
Kimberly-Clark Corp., 5.63%, 02/15/12 (e)	500,000	517,756
Kohl’s Corp., 6.30%, 03/01/11	50,000	52,471

		1,335,021

Electric - Integrated (1.4%)
Alabama Power Co., 5.70%, 02/15/33	200,000	201,224
Amerenenergy Generating Co., 7.95%, 06/01/32	105,000	130,306

	Principal Amount	Value

Electric - Integrated (continued)
American Electric Power Co., 6.13%, 05/15/06	$249,000	$250,599
Arizona Public Service Co., 5.50%, 09/01/35	365,000	337,156
Carolina Power & Light, 5.70%, 04/01/35	300,000	293,495
Cincinnati Gas & Electric Corp., 5.70%, 09/15/12	70,000	71,231
Commonwealth Edison Corp., 6.15%, 03/15/12	200,000	205,925
Consolidated Edison, Inc., 7.15%, 12/01/09	60,000	64,824
Consolidated Edison, Inc., 4.88%, 02/01/13 (e)	210,000	207,039
Consolidated Edison, Inc., 5.88%, 04/01/33	200,000	205,234
Constellation Energy Group, Inc., 6.13%, 09/01/09	530,000	544,978
Consumers Energy — ITC, 4.25%, 04/15/08	205,000	200,988
Consumers Energy — ITC, 4.00%, 05/15/10	200,000	190,050
Dominion Resource, Inc., 6.30%, 03/15/33 (e)	750,000	754,325
Duke Energy Corp., 3.75%, 03/05/08 (e)	1,200,000	1,169,044
Duke Energy Corp., 6.25%, 01/15/12	770,000	806,952
Emerson Electric Co., 6.00%, 08/15/32	140,000	147,708
Entergy Gulf States, Inc., 5.25%, 08/01/15	300,000	279,100
Entergy Mississippi, Inc., 5.15%, 02/01/13	490,000	468,116
Exelon Corp., 5.63%, 06/15/35 (e)	400,000	362,701
Firstenergy Corp., 7.38%, 11/15/31	700,000	797,133
Florida Power & Light Co., 6.88%, 12/01/05	225,000	225,414
Florida Power & Light Co., 5.85%, 02/01/33	170,000	174,562
Florida Power & Light Co., 5.90%, 03/01/33	115,000	115,690

2005 Annual Report	19

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Electric - Integrated (continued)
Florida Power & Light Co., 5.95%, 10/01/33	$130,000	$134,970
Florida Power & Light Co., 5.40%, 09/01/35	220,000	211,024
FPL Group Capital, Inc., 7.63%, 09/15/06	85,000	87,054
General Electric Capital Corp., 5.38%, 03/15/07	650,000	655,144
General Electric Capital Corp., 4.63%, 09/15/09	1,075,000	1,063,051
General Electric Capital Corp., 3.75%, 12/15/09	1,400,000	1,339,150
General Electric Capital Corp., 5.00%, 02/01/13	1,575,000	1,561,737
Georgia Power Corp., 5.13%, 11/15/12	180,000	180,692
Midamerican Energy Holdings Co., 5.88%, 10/01/12	675,000	691,728
New York State Electric & Gas Corp., 5.75%, 05/01/23	100,000	97,261
Nisource Finance Corp., 5.25%, 09/15/17	440,000	420,870
Ohio Power Co., 6.60%, 02/15/33 (b)	200,000	214,442
Oncor, Inc., 6.38%, 05/01/12	165,000	172,987
Pacific Gas & Electric, 3.60%, 03/01/09	1,100,000	1,051,742
Pacific Gas & Electric, 4.80%, 03/01/14	500,000	481,385
Pacific Gas & Electric Co., 4.20%, 03/01/11	1,200,000	1,142,184
Pacificorp Corp., 5.25%, 06/15/35	300,000	276,565
Pepco Holdings, Inc., 6.45%, 08/15/12	180,000	188,424
Progress Energy, Inc., 5.85%, 10/30/08 (e)	105,000	106,842
Progress Energy, Inc., 7.10%, 03/01/11	440,000	470,851
PSEG Power Corp., 6.95%, 06/01/12	125,000	134,108
Public Service Electric & Gas, 5.13%, 09/01/12	330,000	329,337

	Principal Amount	Value

Electric - Integrated (continued)
Public Service New Mexico Corp., 4.40%, 09/15/08	$175,000	$171,238
Puget Energy, Inc., 5.48%, 06/01/35	250,000	236,985
Scana Corp., 6.88%, 05/15/11	50,000	53,840
Scana Corp., 6.25%, 02/01/12	250,000	263,018
Scottish Power, 5.81%, 03/15/25	200,000	196,677
Southern California Edison Co., 6.00%, 01/15/34	300,000	308,462
Southern California Edison Co., 5.55%, 01/15/36	400,000	386,063
Southern Power Co., 6.25%, 07/15/12	225,000	235,752
Wisconsin Electric Power, 5.63%, 05/15/33	100,000	98,212

		21,165,589

Electric - Distribution (0.2%)
Cincinnati Gas and Electric Co., 5.40%, 06/15/33	125,000	112,838
Hydro Quebec Corp., 8.88%, 03/01/26	265,000	381,780
Ohio Power Co., 6.60%, 02/15/33	200,000	214,442
PPL Electric Utility, 5.88%, 08/15/07	1,000,000	1,017,463
PSEG Power, 5.50%, 12/01/15	200,000	195,325
TXU Energy Co., 6.13%, 03/15/08	770,000	780,669
TXU Energy Co., 6.15%, 11/15/13 (b)	320,000	339,555
Wisconsin Energy Corp., 5.50%, 12/01/08	300,000	304,995

		3,347,067

Farm Machinery & Equipment (0.0%)
Deere & Co., 7.85%, 05/15/10	220,000	245,430

Financial Services (16.3%)
Ace Ina Holdings, 8.30%, 08/15/06	250,000	256,653
Ace Ina Holdings, 5.88%, 06/15/14	350,000	353,779
American Express, 3.75%, 11/20/07	280,000	274,582
American Express Co., 4.88%, 07/15/13	285,000	281,249
American General Finance, 4.50%, 11/15/07	900,000	893,454

20	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
American General Finance, 5.38%, 10/01/12	$350,000	$350,212
Associates Corp. of North America, 6.95%, 11/01/18	575,000	656,877
Axa Financial, Inc., 7.75%, 08/01/10	450,000	497,745
Axa Financial, Inc., 7.00%, 04/01/28	225,000	256,631
Bear Stearns Co., Inc., 5.70%, 01/15/07 (e)	1,000,000	1,009,672
Bear Stearns Co., Inc., 5.70%, 11/15/14	625,000	638,681
Bear Stearns Co., Inc., 4.65%, 07/02/18	600,000	553,700
Boeing Capital Corp., 5.75%, 02/15/07	1,200,000	1,213,838
Boeing Capital Corp., 6.10%, 03/01/11 (e)	85,000	89,266
Bskyb Finance UK LTD., 5.63%, 10/15/15 (b)	250,000	246,181
Capital One Bank, 6.88%, 02/01/06	120,000	120,676
Capital One Bank, 4.88%, 05/15/08	700,000	695,732
Capital One Financial, 5.25%, 02/21/17	545,000	517,864
Caterpillar Financial Services Corp., 4.88%, 06/15/07	90,000	90,162
Caterpillar Financial Services Corp., 2.70%, 07/15/08 (e)	700,000	662,164
Caterpillar Financial Services Corp., 4.50%, 06/15/09 (e)	350,000	345,483
CIT Group Co. of Canada, 5.20%, 06/01/15 (b)	300,000	292,216
CIT Group, Inc., 3.88%, 11/03/08	780,000	755,837
CIT Group, Inc., 4.75%, 12/15/10	340,000	334,421
CIT Group, Inc., 5.13%, 09/30/14	425,000	416,127
CitiFinancial Credit Co., 10.00%, 05/15/09	100,000	115,468
Countrywide Financial Corp., 5.63%, 07/15/09	950,000	963,916
Countrywide Home Loan, 3.25%, 05/21/08	305,000	292,138
Countrywide Home Loan, 4.00%, 03/22/11	900,000	844,580
Credit Suisse First Boston USA, Inc., 5.75%, 04/15/07	300,000	303,994

	Principal Amount	Value

Financial Services (continued)
Credit Suisse First Boston USA, Inc., 4.63%, 01/15/08	$1,525,000	$1,517,907
Credit Suisse First Boston USA, Inc., 6.13%, 11/15/11	450,000	471,329
Credit Suisse First Boston USA, Inc., 6.50%, 01/15/12	600,000	640,638
Credit Suisse First Boston USA, Inc., 5.13%, 01/15/14	290,000	286,171
Credit Suisse First Boston USA, Inc., 4.19%, 05/15/14 (d)	8,928,123	8,931,545
Credit Suisse First Boston USA, Inc., 4.17%, 08/15/18 (d)	10,485,963	10,485,239
Credit Suisse First Boston USA, Inc., 4.11%, 02/15/20 (d)	19,382,632	19,382,573
Credit Suisse First Boston USA, Inc., 7.13%, 07/15/32	400,000	469,038
Credit Suisse USA, 4.13%, 01/15/10	675,000	650,666
Erp Operating LP, 5.25%, 09/15/14 (e)	800,000	790,821
Financing Corp., 9.80%, 11/30/17	30,000	42,720
Ford Motor Credit Co., 6.88%, 02/01/06	1,194,000	1,193,386
Ford Motor Credit Co., 6.50%, 01/25/07	950,000	938,726
Ford Motor Credit Co., 4.95%, 01/15/08	1,600,000	1,500,526
Ford Motor Credit Co., 7.25%, 10/25/11	2,125,000	1,980,472
Ford Motor Credit Co., 7.00%, 10/01/13 (e)	1,400,000	1,281,372
General Electric Capital Corp., 4.25%, 01/15/08	1,480,000	1,462,552
General Electric Capital Corp., 5.88%, 02/15/12	100,000	104,454
General Electric Capital Corp., 6.00%, 06/15/12	445,000	468,056
General Electric Capital Corp., 5.45%, 01/15/13	200,000	203,616
General Electric Capital Corp., 4.88%, 03/04/15	600,000	587,121
General Electric Capital Corp., 6.75%, 03/15/32	2,145,000	2,453,372

2005 Annual Report	21

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
Golden West Financial Corp., 4.75%, 10/01/12	$265,000	$258,059
Goldman Sachs Group, Inc., 4.13%, 01/15/08	1,060,000	1,043,814
Goldman Sachs Group, Inc., 3.88%, 01/15/09	1,000,000	967,239
Goldman Sachs Group, Inc., 6.65%, 05/15/09	700,000	735,848
Goldman Sachs Group, Inc., 6.60%, 01/15/12	175,000	187,039
Goldman Sachs Group, Inc., 5.25%, 04/01/13	1,125,000	1,116,835
Goldman Sachs Group, Inc., 5.25%, 10/15/13	1,475,000	1,458,726
Goldman Sachs Group, Inc., 6.13%, 02/15/33	1,200,000	1,211,345
Greenwich Capital Commercial Funding Corp., 4.06%, 11/05/19 (d)	20,000,000	20,004,625
Harley Davidson Funding, 3.63%, 12/15/08 (b)	600,000	578,409
Household Finance Corp., 5.88%, 02/01/09	1,620,000	1,658,459
Household Finance Corp., 7.00%, 05/15/12	1,375,000	1,500,989
HSBC Finance Corp., 5.00%, 06/30/15	400,000	385,338
International Lease Finance Corp., 4.38%, 12/15/05	125,000	124,988
International Lease Finance Corp., 5.00%, 04/15/10	1,000,000	992,259
J Paul Getty Trust Corp., 5.88%, 10/01/33	500,000	507,266
John Deere Capital Corp., 3.90%, 01/15/08	1,000,000	980,029
John Deere Capital Corp., 4.40%, 07/15/09	650,000	639,179
John Hancock Financial Services, Inc., 5.63%, 12/01/08	100,000	102,085
JP Morgan Chase & Co., 4.15%, 04/16/19 (d)	20,000,000	20,013,541
JP Morgan Chase Commercial Mortgage, 4.15%, 02/15/19 (d)	23,644,855	24,368,999

	Principal Amount	Value

Financial Services (continued)
KFW International Finance, 3.25%, 03/30/09	$900,000	$860,777
KFW International Finance, 5.13%, 05/13/09	1,500,000	1,525,016
KFW International Finance, 4.38%, 07/21/15 (e)	450,000	434,275
Korea Development Bank, 4.75%, 07/20/09	1,500,000	1,479,990
Lehman Brothers Holdings, Inc., 3.50%, 08/07/08	1,000,000	964,252
Lehman Brothers Holdings, Inc., 4.25%, 01/27/10	775,000	751,367
Lehman Brothers Holdings, Inc., 7.88%, 08/15/10	97,000	108,023
Lehman Brothers Holdings, Inc., 6.63%, 01/18/12	890,000	956,188
Lehman Brothers Holdings, Inc., 4.80%, 03/13/14	600,000	580,408
Lehman Brothers Holdings, Inc., 4.14%, 10/15/17 (d)	20,000,000	20,011,873
Lehman Brothers Holdings, Inc., 4.07%, 07/15/18 (d)	10,498,871	10,498,871
Mellon Financial Corp., 7.00%, 03/15/06	200,000	201,667
Mellon Financial Corp., 6.40%, 05/14/11	450,000	478,944
Mellon Financial Corp., 5.00%, 12/01/14	200,000	197,351
Morgan Stanley, 5.80%, 04/01/07	850,000	860,356
Morgan Stanley, 3.63%, 04/01/08	1,750,000	1,700,274
Morgan Stanley, 6.60%, 04/01/12	450,000	482,508
Morgan Stanley, 5.30%, 03/01/13	625,000	622,564
Morgan Stanley, 4.75%, 04/01/14	1,000,000	943,340
Morgan Stanley, 7.25%, 04/01/32	250,000	292,247
National Rural Utilities, 4.75%, 03/01/14	550,000	534,889
Nisource Finance Corp., 7.63%, 11/15/05	170,000	170,177
Prudential Financial, Inc., 3.75%, 05/01/08	655,000	643,226
Prudential Financial, Inc., 5.10%, 09/20/14	500,000	491,767
Residential Capital Corp., 6.38%, 06/30/10	500,000	507,872

22	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Financial Services (continued)
Residential Capital Corp., 6.88%, 06/30/15	$300,000	$316,074
Residential Capital Corp., 4.39%, 08/25/35 (d)	14,703,179	14,680,693
Royal Bank of Scotland Group, 5.00%, 11/12/13 (e)	400,000	397,864
Royal Bank of Scotland Group, 5.05%, 01/08/15 (e)	535,000	525,739
Royal Bank of Scotland Group, 4.70%, 07/03/18	800,000	750,187
SLM Corp., 5.38%, 05/15/14	1,850,000	1,864,251
Synovus Financial Corp., 4.88%, 02/15/13	150,000	145,846
Textron Financial Corp., 4.13%, 03/03/08	600,000	589,741
Wachovia Bank Commercial Mortgage, 4.14%, 10/15/15 (d)	30,000,000	30,018,149
Washington Mutual, Inc., 5.63%, 01/15/07	900,000	907,340
Washington Mutual, Inc., 4.38%, 01/15/08 (e)	750,000	741,824
Washington Mutual, Inc., 5.50%, 01/15/13 (e)	445,000	447,894
Washington Mutual, Inc., 5.65%, 08/15/14	500,000	503,884

		247,188,377

Food & Related (0.9%)
Anheuser-Busch Co., Inc., 4.38%, 01/15/13	50,000	48,190
Anheuser-Busch Co., Inc., 5.00%, 03/01/19	400,000	385,642
Anheuser-Busch Co., Inc., 6.00%, 11/01/41	250,000	258,678
Archer Daniels Midland Co., 5.94%, 10/01/32	585,000	597,266
Cadbury Schweppes PLC, 5.13%, 10/01/13 (b)	300,000	295,550
Campbell Soup Co., 4.88%, 10/01/13	400,000	392,737
Coca-Cola Bottling Co., 5.00%, 11/15/12	150,000	148,061
Coca-Cola Enterprises, Inc., 6.13%, 08/15/11 (e)	535,000	567,846

	Principal Amount	Value

Food & Related (continued)
Coca-Cola Enterprises, Inc., 6.95%, 11/15/26	$250,000	$284,009
Coca-Cola Enterprises, Inc., 6.75%, 09/15/28 (e)	395,000	442,159
Conagra Foods, Inc., 6.75%, 09/15/11	150,000	159,551
Conagra Foods, Inc., 7.00%, 10/01/28	375,000	400,884
Diageo Capital PLC, 3.50%, 11/19/07	860,000	838,684
Diageo Capital PLC, 5.30%, 10/28/15	250,000	248,857
General Mills, Inc., 5.13%, 02/15/07	350,000	350,465
General Mills, Inc., 6.00%, 02/15/12	452,000	471,160
HJ Heinz Finance, 6.75%, 03/15/32	150,000	165,215
Kellogg Co., 2.88%, 06/01/08	1,025,000	975,046
Kraft Foods, Inc., 4.63%, 11/01/06	60,000	59,825
Kraft Foods, Inc., 4.13%, 11/12/09	1,000,000	965,968
Kraft Foods, Inc., 5.63%, 11/01/11	794,000	811,594
Kraft Foods, Inc., 6.50%, 11/01/31 (e)	320,000	344,915
Kroger Co., 6.80%, 04/01/11	340,000	355,309
Kroger Co., 6.20%, 06/15/12	400,000	407,368
Kroger Co., 7.50%, 04/01/31	435,000	459,551
Miller Brewing Co., 5.50%, 08/15/13 (b)	250,000	251,998
Pepsi Bottling Group, Inc., 7.00%, 03/01/29	350,000	412,316
Pepsiamericas, Inc., 4.88%, 01/15/15	750,000	729,186
Safeway, Inc., 6.15%, 03/01/06	150,000	150,370
Safeway, Inc., 6.50%, 03/01/11 (e)	400,000	410,917
Sara Lee Corp., 6.25%, 09/15/11	425,000	438,061
Supervalu, Inc., 7.50%, 05/15/12	125,000	133,506
Sysco Corp., 5.38%, 09/21/35	180,000	173,639
Tricon Global Restaurant, 8.88%, 04/15/11	200,000	232,958
Wrigley JR Co., 4.65%, 07/15/15	365,000	351,987

		13,719,468

Healthcare Services (0.1%)
Eli Lilly & Co., 6.00%, 03/15/12 (e)	300,000	316,797
Eli Lilly & Co., 7.13%, 06/01/25	200,000	236,977

2005 Annual Report	23

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Healthcare Services (continued)
Health Care Property Investors, Inc., 6.45%, 06/25/12	$95,000	$98,982
Wellpoint, Inc., 5.95%, 12/15/34	200,000	202,485

		855,241

Hotels (0.1%)
Harrahs Operating Co., Inc., 7.13%, 06/01/07	400,000	411,965
Harrahs Operating Co., Inc., 5.50%, 07/01/10	380,000	377,354
Harrahs Operating Co., Inc., 5.63%, 06/01/15 (b)	500,000	479,785
Harrahs Operating Co., Inc., 5.75%, 10/01/17 (b)	375,000	354,869

		1,623,973

Household Products (0.0%)
Clorox Co., 4.20%, 01/15/10	530,000	516,038

Insurance (0.8%)
Allstate Corp., 5.38%, 12/01/06	675,000	678,100
Allstate Corp., 6.13%, 02/15/12	430,000	449,857
Allstate Corp., 6.13%, 12/15/32	200,000	202,942
American General Corp., 7.50%, 07/15/25	250,000	299,351
Berkley Corp., 5.13%, 09/30/10	175,000	172,906
Berkshire Hathaway, Inc., 4.13%, 01/15/10	1,400,000	1,359,114
Farmers Insurance Exchange, 8.63%, 05/01/24 (b)	400,000	472,647
Hartford Financial Services Group, 4.75%, 03/01/14	200,000	192,227
Hartford Life, Inc., 7.38%, 03/01/31	100,000	118,365
Infinity Property & Casualty, 5.50%, 02/18/14	200,000	192,764
ING Sec Life Institutional Fund, 4.25%, 01/15/10 (b)	2,000,000	1,940,274
Marsh & McLennan Cos., Inc., 6.25%, 03/15/12	175,000	179,006
Marsh & McLennan Cos., Inc., 5.75%, 09/15/15	820,000	797,708
Metlife, Inc., 6.13%, 12/01/11	835,000	877,425
Metlife, Inc., 5.70%, 06/15/35	300,000	289,651
Monumental Global Funding II, 4.38%, 07/30/09 (b)	500,000	488,085

	Principal Amount	Value

Insurance (continued)
New York Life Insurance, 5.88%, 05/15/33 (b) (e)	$200,000	$202,705
NLV Financial Corp., 7.50%, 08/15/33 (b)	125,000	134,723
North Front Pass, 5.81%, 12/15/24	500,000	494,780
Principal Life Global Funding, 6.25%, 02/15/12 (b)	150,000	158,840
Progressive Corp., 6.25%, 12/01/32 (e)	150,000	157,656
RLI Corp., 5.95%, 01/15/14 (e)	200,000	197,322
St. Paul Travelers Companies, Inc., 5.01%, 08/16/07	225,000	224,357
Travelers Property Casualty Corp., 6.38%, 03/15/33	200,000	202,693
Western & Southern Finance, 5.75%, 07/15/33 (b)	250,000	244,555
Willis Group North America, Inc., 5.63%, 07/15/15 (e)	300,000	294,369
XL Capital Ltd., 5.25%, 09/15/14	1,020,000	977,371

		11,999,793

Manufacturing (0.2%)
Cooper Industries, Inc., 5.50%, 11/01/09	175,000	177,500
Dover, Corp., 4.88%, 10/15/15	380,000	371,064
Honeywell International, Inc., 6.13%, 11/01/11	250,000	263,091
Norsk Hydro AS, 6.36%, 01/15/09	460,000	478,977
Tyco International Group SA, 6.13%, 01/15/09	635,000	654,549
Tyco International Group SA, 6.00%, 11/15/13 (e)	1,100,000	1,141,082
Tyco International Group SA, 6.88%, 01/15/29	125,000	138,925

		3,225,188

Medical Products (0.3%)
Amgen, Inc., 4.00%, 11/18/09	325,000	314,618
Baxter International, Inc., 4.63%, 03/15/15 (b)	130,000	122,753
Boston Scientific, 5.45%, 06/15/14 (e)	600,000	597,923
Johnson & Johnson, 4.95%, 05/15/33 (e)	700,000	664,708

24	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Medical Products (continued)
Medtronic, Inc., 4.38%, 09/15/10 (b) (e)	$315,000	$307,767
Quest Diagnostic, Inc., 5.45%, 11/01/15 (b)	550,000	548,323
Wyeth, 5.50%, 02/01/14	900,000	906,437
Wyeth, 6.50%, 02/01/34	350,000	380,705

		3,843,234

Metals & Minerals (0.2%)
Alcan, Inc., 6.45%, 03/15/11	75,000	78,817
Alcan, Inc., 4.50%, 05/15/13	230,000	217,029
Alcan, Inc., 5.75%, 06/01/35 (e)	700,000	658,401
Alcoa, Inc., 6.00%, 01/15/12	310,000	323,036
Barrick Gold Finance, Inc., 4.88%, 11/15/14	390,000	371,401
BHP Billiton Ltd., 4.80%, 04/15/13 (b)	400,000	391,810
Codelco, Inc., 6.38%, 11/30/12 (b)	120,000	127,821
Inco Ltd., 7.75%, 05/15/12	300,000	333,560
Newmont Minning Corp., 5.88%, 04/01/35	400,000	384,228
Noranda, Inc., 6.20%, 06/15/35	300,000	281,678
Placer Dome, Inc., 6.38%, 03/01/33	235,000	238,027

		3,405,808

Multimedia (0.6%)
AOL Time Warner, Inc., 6.13%, 04/15/06 (e)	475,000	477,813
AOL Time Warner, Inc., 6.88%, 05/01/12	820,000	877,694
AOL Time Warner, Inc., 6.88%, 06/15/18	298,000	318,663
AOL Time Warner, Inc., 7.63%, 04/15/31	300,000	338,254
AOL Time Warner, Inc., 7.70%, 05/01/32	1,130,000	1,286,947
Belo Corp., 8.00%, 11/01/08	145,000	154,510
Clear Channel Communications, Inc., 4.40%, 05/15/11	200,000	184,522
Gannet Co., Inc., 5.50%, 04/01/07	185,000	186,791
Johnson Controls, Inc., 4.88%, 09/15/13	300,000	291,397
News America Holdings, Inc., 9.25%, 02/01/13	200,000	242,646

	Principal Amount	Value

Multimedia (continued)
News America Holdings, Inc., 8.00%, 10/17/16	$200,000	$232,649
News America Holdings, Inc., 7.28%, 06/30/28	130,000	139,177
News America Holdings, Inc., 6.20%, 12/15/34	500,000	481,802
Reed Elsevier Capital, 6.13%, 08/01/06	900,000	906,241
Viacom, Inc., 5.63%, 05/01/07	1,000,000	1,008,741
Viacom, Inc., 5.63%, 08/15/12	250,000	248,065
Viacom, Inc., 7.88%, 07/30/30	135,000	150,320
Viacom, Inc., 5.50%, 05/15/33	200,000	172,862
Walt Disney Co., 5.38%, 06/01/07 (e)	725,000	730,903
Walt Disney Co., 6.38%, 03/01/12	236,000	248,561
Walt Disney Co., 6.20%, 06/20/14	400,000	423,123

		9,101,681

Non-Hazardous Waste Disposal (0.1%)
Waste Management, Inc., 7.38%, 08/01/10	250,000	271,809
Waste Management, Inc., 6.38%, 11/15/12 (e)	350,000	370,126
Waste Management, Inc., 7.00%, 7/15/28	275,000	303,004

		944,939

Oil & Gas (1.5%)
AGL Capital Corp., 4.45%, 04/15/13 (b)	300,000	285,529
Amerada Hess Corp., 7.30%, 08/15/31	600,000	677,581
Anadarko Petroleum Corp., 7.50%, 05/01/31	505,000	607,044
Apache Corp., 6.25%, 04/15/12 (e)	390,000	418,055
Apache Corp., 7.63%, 07/01/19	100,000	121,404
Apache Finance Canada, 4.38%, 05/15/15	400,000	381,510
Atmos Energy Corp., 5.13%, 01/15/13	225,000	220,295
Australian Gas Light Co., 5.30%, 09/25/15 (b)	150,000	147,400
BP Amoco PLC, 5.90%, 04/15/09	200,000	207,415

2005 Annual Report	25

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Oil & Gas (continued)
BP Capital Markets America, 4.20%, 06/15/18	$250,000	$226,130
Brascan Corp., 5.75%, 03/01/10	305,000	310,008
Burlington Resources Finance Co., 6.40%, 08/15/11	210,000	221,447
Burlington Resources, Inc., 6.50%, 12/01/11	350,000	374,890
ChevronTexaco Capital Corp., 3.50%, 09/17/07	90,000	88,127
ChevronTexaco Capital Corp., 3.38%, 02/15/08	500,000	485,361
ChevronTexaco Capital Corp., 8.63%, 06/30/10	120,000	138,746
Colonial Pipeline, 7.63%, 04/15/32 (b)	365,000	466,292
Conoco Funding Co., 6.35%, 10/15/11	600,000	641,918
Conoco Funding Co., 4.75%, 10/15/12 (e)	1,300,000	1,286,434
Conoco, Inc., 6.35%, 04/15/09	250,000	263,388
Conoco, Inc., 6.95%, 04/15/29	170,000	201,498
Conocophillips, 5.90%, 10/15/32 (e)	300,000	315,881
Consolidated Natural Gas, Inc., 5.38%, 11/01/06	60,000	60,310
Consolidated Natural Gas, Inc., 6.25%, 11/01/11	264,000	277,026
Devon Financing Corp., 6.88%, 09/30/11	140,000	151,593
Encana Corp., 4.75%, 10/15/13	575,000	559,075
Encana Holdings Finance Corp., 5.80%, 05/01/14	425,000	441,768
Enterprise Products, 5.60%, 10/15/14	800,000	785,098
Halliburton Co., 5.50%, 10/15/10 (e)	400,000	408,311
Keyspan Corp., 7.63%, 11/15/10	210,000	233,598
Keyspan Corp., 5.80%, 04/01/35	400,000	406,682
Kinder Morgan Energy Partners LP, 7.50%, 11/01/10	351,000	384,496
Kinder Morgan Energy Partners LP, 6.75%, 03/15/11	155,000	164,885
Kinder Morgan Energy Partners LP, 6.50%, 09/01/12	300,000	317,467

	Principal Amount	Value

Oil & Gas (continued)
Kinder Morgan Energy Partners LP, 5.15%, 03/01/15 (e)	$165,000	$159,416
Kinder Morgan Energy Partners LP, 5.80%, 03/15/35 (e)	350,000	326,244
Marathon Oil Corp., 5.38%, 06/01/07	810,000	815,946
Marathon Oil Corp, 6.80%, 03/15/32	200,000	224,484
Motiva Enterprises Corp., 5.20%, 09/15/12 (b)	125,000	123,908
Murphy Oil Corp., 6.38%, 05/01/12	100,000	106,152
Nabors, Inc., 5.38%, 08/15/12	70,000	70,752
Nexen, Inc., 5.05%, 11/20/13	500,000	488,781
Occidental Petroleum, 6.75%, 01/15/12 (e)	450,000	493,947
Ocean Energy, Inc., 7.25%, 10/01/11	980,000	1,074,843
Pemex Project Funding Master, 9.13%, 10/13/10 (e)	885,000	1,016,422
Pemex Project Funding Master, 7.38%, 12/15/14	625,000	683,125
Pemex Project Funding Master Trust Corp., 6.63%, 06/15/35 (b)	250,000	240,000
PETRO-CANADA, 5.95%, 05/15/35	300,000	292,863
Petroleos Mexicanos, 8.85%, 09/15/07 (b) (e)	475,000	506,588
Praxair, Inc., 6.50%, 03/01/08	390,000	401,953
PTT Public Co. Ltd., 5.88%, 08/03/38	300,000	277,081
South Carolina Electric & Gas Co., 4.80%, 10/01/12	650,000	638,399
Talisman Energy, Inc., 7.25%, 10/15/27	225,000	254,438
Transocean Sedco Forex, Inc., 7.50%, 04/15/31	300,000	367,396
Valero Energy Corp., 6.88%, 04/15/12	300,000	325,268
Valero Energy Corp., 7.50%, 04/15/32 (e)	200,000	235,932
XTO Energy, Inc., 4.90%, 02/01/14	250,000	240,945
XTO Energy, Inc., 5.30%, 06/30/15	225,000	222,286

		21,863,831

26	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Paper & Forest Products (0.2%)
Celulosa Arauco Constitucion SA, 5.13%, 07/09/13	$300,000	$286,328
International Paper Co., 4.00%, 04/01/10	850,000	795,562
International Paper Co., 5.85%, 10/30/12	300,000	300,510
Inversiones CMPC SA, 4.88%, 06/18/13 (b)	300,000	287,368
Norske Skogindustrier, 6.13%, 10/15/15 (b)	150,000	144,760
Sappi Papier Holding AG, 6.75%, 06/15/12 (b)	80,000	79,325
Westvaco Corp., 7.95%, 02/15/31	200,000	223,370
Weyerhaeuser Co., 5.95%, 11/01/08 (e)	309,000	316,260
Weyerhaeuser Co., 6.75%, 03/15/12	725,000	767,701
Weyerhaeuser Co., 7.38%, 03/15/32	375,000	403,952

		3,605,136

Pharmaceuticals (0.2%)
Abbott Laboratories, 5.63%, 07/01/06	104,000	104,747
Abbott Laboratories, 6.40%, 12/01/06	550,000	559,393
Abbott Laboratories, 5.40%, 09/15/08	250,000	253,857
Abbott Laboratories, 3.50%, 02/17/09	200,000	192,261
Astrazeneca PLC, 5.40%, 06/01/14	500,000	510,399
Genentech, Inc., 4.40%, 07/15/10 (b)	280,000	273,939
Glaxosmithkline PLC, 5.38%, 04/15/34	340,000	334,873
Merck & Co., Inc., 5.95%, 12/01/28	275,000	272,939
Pfizer, Inc., 4.65%, 03/01/18	450,000	427,257
Pharmacia Corp., 6.60%, 12/01/28	300,000	341,545

		3,271,210

Pipelines (0.1%)
Centerpoint Energy Resources, 7.88%, 04/01/13	600,000	677,598
Panhandle Eastern Pipeline, 2.75%, 03/15/07 (b)	400,000	388,567

	Principal Amount	Value

Pipelines (continued)
Plains All American Pipeline, 5.63%, 12/15/13	$560,000	$560,503
Texas Gas Transmission, 4.60%, 06/01/15 (b)	300,000	279,880
TGT Pipelines LLC, 5.20%, 06/01/18	150,000	140,634

		2,047,182

Printing (0.0%)
Donnelley (R.R) & Sons Co., 4.95%, 04/01/14	200,000	188,927

Publishing - Newspapers (0.1%)
Gannett Co., 6.38%, 04/01/12 (e)	400,000	425,268
Thomson Corp., 4.25%, 08/15/09	425,000	412,726

		837,994

Real Estate Investment Trusts (0.4%)
Avalonbay Communities, Inc., 6.63%, 09/15/11	150,000	160,059
BRE Properties, Inc., 5.95%, 03/15/07	140,000	141,145
Camden Property Trust Corp., 7.00%, 11/15/06	600,000	611,626
Centerpoint Properties Corp., 4.75%, 08/01/10	350,000	340,348
Developers Diversified Realty Corp., 6.63%, 01/15/08	250,000	256,744
Duke Realty Corp., 5.25%, 01/15/10	300,000	300,340
EOP Operating LP, 6.75%, 02/15/12	200,000	213,779
Health Care REIT, Inc., 6.00%, 11/15/13	300,000	297,516
HRPT Properties Trust Corp., 5.75%, 02/15/14	300,000	301,160
JDN Realty Corp., 6.95%, 08/01/07	20,000	20,462
Liberty Property LP, 7.25%, 03/15/11	65,000	70,454
Prologis, 5.25%, 11/15/10	800,000	797,112
Simon Property Group LP, 4.60%, 06/15/10	400,000	390,636
Simon Property Group LP, 5.10%, 06/15/15	500,000	480,640
Spieker Properties LP, 7.65%, 12/15/10	1,000,000	1,122,303

2005 Annual Report	27

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Corporate Bonds (continued)

	Principal Amount	Value

Real Estate Investment Trusts (continued)
Washington REIT, 5.25%, 01/15/14 (e)	$200,000	$196,821
Westfield Capital Corp., 5.13%, 11/15/14 (b)	260,000	253,866

		5,955,011

Research & Development (0.0%)
Science Applications International Co., 5.50%, 07/01/33 (b)	300,000	282,799

Retail (0.4%)
CVS Corp., 4.00%, 09/15/09	200,000	192,357
Limited Brands, Inc., 6.13%, 12/01/12	250,000	249,158
Lowe’s Cos., Inc., 6.50%, 03/15/29	400,000	441,496
Staples, Inc., 7.13%, 08/15/07	500,000	518,406
Target Corp., 10.00%, 01/01/11	112,000	134,586
Target Corp., 6.35%, 01/15/11	210,000	222,995
Target Corp., 7.00%, 07/15/31	295,000	349,335
Target Corp., 6.35%, 11/01/32	230,000	252,499
Wal-Mart Stores, Inc., 6.88%, 08/10/09	1,390,000	1,483,203
Wal-Mart Stores, Inc., 4.13%, 07/01/10	700,000	675,504
Wal-Mart Stores, Inc., 4.13%, 02/15/11 (e)	650,000	624,559
Wal-Mart Stores, Inc., 7.55%, 02/15/30	200,000	248,852
Wal-Mart Stores, Inc., 5.25%, 09/01/35	800,000	750,764

		6,143,714

Special Purpose Entity (1.8%)
BAE Systems Holdings, Inc., 4.75%, 08/15/10 (b)	400,000	391,095
Comercial Mortgage Pass Through, 4.07%, 04/15/17 (d)	19,330,632	19,327,469
Morgan Stanley TRACERS, 5.88%, 03/01/07 (b) (d)	4,264,000	4,276,707
Morgan Stanley TRACERS, 6.79%, 06/15/12 (b) (d)	1,820,000	1,883,008
Morgan Stanley TRACERS, 5.38%, 10/15/15	370,000	365,209

	Principal Amount	Value

Special Purpose Entity (continued)
Unilever Capital Corp., 7.13%, 11/01/10	$550,000	$601,676
Unilever Capital Corp., 5.90%, 11/15/32	350,000	360,319

		27,205,483

Telecommunications (1.8%)
Alltel Corp., 7.00%, 07/01/12	640,000	698,497
America Movil SA de CV, 6.38%, 03/01/35	300,000	281,330
Ameritech Capital Funding, 6.45%, 01/15/18	150,000	155,611
AT&T Wireless Services, Inc., 8.13%, 05/01/12	75,000	86,252
AT&T Wireless Services, Inc., 8.75%, 03/01/31	545,000	710,708
BellSouth Corp., 4.20%, 09/15/09	600,000	581,909
BellSouth Corp., 6.00%, 10/15/11	1,421,000	1,471,367
BellSouth Corp., 5.20%, 09/15/14	700,000	685,419
BellSouth Corp., 6.55%, 06/15/34	300,000	308,848
BellSouth Corp., 6.00%, 11/15/34	200,000	192,429
British Telecom PLC, 8.38%, 12/15/10	1,720,000	1,961,025
Cingular Wireless LLC, 7.13%, 12/15/31	700,000	780,723
Clear Channel Communications, Inc., 4.25%, 05/15/09 (e)	600,000	573,107
Clear Channel Communications, Inc., 7.65%, 09/15/10 (e)	200,000	214,016
Clear Channel Communications, Inc., 5.50%, 09/15/14 (e)	510,000	478,968
Cox Communications, Inc., 5.50%, 10/01/15	300,000	291,292
Deutsche Telekom International Finance, 3.88%, 07/22/08	700,000	682,436
Deutsche Telekom International Finance, 5.25%, 07/22/13	600,000	593,248
Deutsche Telekom International Finance, 8.75%, 06/15/30	625,000	774,989
France Telecom, 7.75%, 03/01/11	650,000	723,997
France Telecom, 8.50%, 03/01/31	690,000	901,571
GTE Corp., 6.84%, 04/15/18	350,000	372,065
GTE Corp., 6.94%, 04/15/28	250,000	261,220

28	Annual Report 2005

Corporate Bonds (continued)

	Principal Amount	Value

Telecommunications (continued)
Koninklijke KPN NV, 8.00%, 10/01/10	$525,000	$585,384
Motorola, Inc., 7.50%, 05/15/25 (e)	350,000	413,287
SBC Communications, Inc., 4.13%, 09/15/09	750,000	722,123
SBC Communications, Inc., 6.25%, 03/15/11	205,000	213,425
SBC Communications, Inc., 5.88%, 08/15/12	720,000	736,721
SBC Communications, Inc., 5.10%, 09/15/14	200,000	193,086
SBC Communications, Inc., 6.15%, 09/15/34 (e)	575,000	561,673
Sprint Capital Corp., 6.13%, 11/15/08	850,000	875,407
Sprint Capital Corp., 6.38%, 05/01/09	375,000	388,950
Sprint Capital Corp., 8.38%, 03/15/12 (b)	950,000	1,096,101
Sprint Capital Corp., 8.38%, 03/15/12	400,000	461,516
Sprint Capital Corp., 8.75%, 03/15/32	900,000	1,164,092
Tele-Communications, Inc., 9.80%, 02/01/12	520,000	629,394
Telecom Italia Capital, 4.95%, 09/30/14	500,000	474,430
Telecom Italia Capital, 6.00%, 09/30/34	390,000	370,278
Univison Communication, Inc., 7.85%, 07/15/11	250,000	274,185
Verizon Global Funding Corp., 6.75%, 12/01/05	270,000	270,493
Verizon Global Funding Corp., 7.25%, 12/01/10	450,000	488,031
Verizon Global Funding Corp., 6.88%, 06/15/12 (e)	80,000	86,306
Verizon Global Funding Corp., 7.38%, 09/01/12	885,000	981,540
Verizon Global Funding Corp., 4.38%, 06/01/13 (e)	625,000	584,124
Verizon Global Funding Corp., 7.75%, 12/01/30	1,000,000	1,159,758

	Principal Amount	Value

Telecommunications (continued)
Verizon Global Funding Corp., 5.85%, 09/15/35	$200,000	$187,048

		26,698,379

Tobacco (0.0%)
Altria Group, Inc., 7.00%, 11/04/13	400,000	433,306

Tools & Accessories (0.0%)
Black & Decker Corp., 4.75%, 11/01/14	390,000	366,560
Stanley Works, 4.90%, 11/01/12	225,000	221,729

		588,289

Transportation & Shipping (0.5%)
Burlington Northern Santa Fe Corp., 6.75%, 07/15/11	365,000	392,226
Burlington Northern Santa Fe Corp., 7.95%, 08/15/30	350,000	447,687
Canadian National Railway Co., 6.90%, 07/15/28	410,000	475,924
CSX Corp., 7.45%, 05/01/07	180,000	186,638
CSX Corp., 6.25%, 10/15/08	1,050,000	1,084,819
CSX Corp., 6.75%, 03/15/11 (e)	225,000	240,863
CSX Corp., 5.50%, 08/01/13	240,000	242,995
FedEx Corp., 2.65%, 04/01/07 (e)	700,000	678,677
Norfolk Southern Corp., 6.75%, 02/15/11	835,000	896,028
Norfolk Southern Corp., 5.59%, 05/17/25	143,000	140,153
Norfolk Southern Corp., 7.25%, 02/15/31	457,000	545,448
TTX Co., 4.90%, 03/01/15 (b)	375,000	358,461
Union Pacific Corp., 5.75%, 10/15/07	545,000	553,186
Union Pacific Corp., 3.63%, 06/01/10	410,000	384,576
Union Pacific Corp., 5.38%, 06/01/33	105,000	98,207
United Parcel Service, Inc., 8.38%, 04/01/20	200,000	260,228

		6,986,116

Total Corporate Bonds		522,998,835

2005 Annual Report	29

Statement of Investments (Continued)

October 31, 2005

Gartmore Bond Index Fund (Continued)

Sovereign Bonds (2.1%)

	Principal Amount	Value

Canada (0.5%)
Canadian Natural Resources, 4.90%, 12/01/14	$475,000	$461,129
Government of Canada, 5.25%, 11/05/08	1,630,000	1,665,060
Ontario Province, 5.50%, 10/01/08	350,000	358,504
Ontario Province, 4.38%, 02/15/13 (e)	725,000	708,423
Providence of Manitoba, 7.50%, 02/22/10	500,000	551,931
Province of British Columbia, 4.63%, 10/03/06	100,000	100,090
Province of British Columbia, 5.38%, 10/29/08	400,000	407,344
Province of British Columbia, 4.30%, 05/30/13	270,000	260,853
Province of Ontario, 3.38%, 01/15/08	1,000,000	972,991
Province of Quebec, 5.00%, 07/17/09	1,400,000	1,409,443
Quebec Province, 4.60%, 05/26/15	400,000	385,907
Quebec Province, 7.50%, 09/15/29	980,000	1,267,583

		8,549,258

Chile (0.1%)
Republic of Chile, 5.63%, 07/23/07 (e)	900,000	911,340
Republic of Chile, 5.50%, 01/15/13	300,000	307,140

		1,218,480

China (0.0%)
People’s Republic of China, 4.75%, 10/29/13 (e)	500,000	486,108

Denmark (0.0%)
KFW International Finance, 4.13%, 10/15/14	400,000	381,655

Finland (0.1%)
Republic of Finland, 5.88%, 02/27/06	300,000	301,425
Republic of Finland, 4.75%, 03/06/07	700,000	699,544

		1,000,969

	Principal Amount	Value

Italy (0.6%)
Republic of Italy, 4.38%, 10/25/06	$3,500,000	$3,492,681
Republic of Italy, 3.25%, 05/15/09	1,700,000	1,623,944
Republic of Italy, 4.38%, 06/15/13	950,000	928,655
Republic of Italy, 4.50%, 01/21/15 (e)	1,140,000	1,101,587
Republic of Italy, 6.88%, 09/27/23	425,000	500,933
Republic of Italy, 5.38%, 06/15/33	750,000	741,440

		8,389,240

Korea (0.1%)
Bank of Korea Corp., 4.63%, 03/16/10	700,000	684,488
Korea Developmental Bank, 5.75%, 09/10/13	200,000	205,588

		890,076

Luxembourg (0.1%)
Telecom Italia Capital, 5.25%, 11/15/13	1,000,000	977,645

Mexico (0.5%)
United Mexican States, 9.88%, 02/01/10	2,750,000	3,233,999
United Mexican States, 6.38%, 01/16/13 (e)	2,775,000	2,906,813
United Mexican States, 7.50%, 04/08/33	775,000	878,463
United Mexican States, 6.75%, 09/27/34 (e)	750,000	781,875

		7,801,150

Poland (0.0%)
Republic of Poland, 5.00%, 10/19/15	380,000	375,440

South Africa (0.0%)
Republic of South Africa, 6.50%, 06/02/14 (e)	350,000	374,063

United Kingdom (0.1%)
British Telecom PLC, 8.63%, 12/15/30	100,000	130,636
Vodafone Group PLC, 7.75%, 02/15/10	150,000	165,002

30	Annual Report 2005

Sovereign Bonds (continued)

	Principal Amount	Value

United Kingdom (continued)
Vodafone Group PLC, 5.00%, 12/16/13	$1,125,000	$1,104,423
Vodafone Group PLC, 7.88%, 02/15/30	350,000	431,474

		1,831,535

Total Sovereign Bonds		32,275,619

Municipal Bonds (0.1%)
Illinois (0.0%)
State Taxable Pension GO, 5.10%, 06/01/33	700,000	671,055

Texas (0.1%)
City of Dallas, 5.25%, 02/15/24	1,200,000	1,200,312

Total Municipal Bonds		1,871,367

Cash Equivalents (1.8%)
Investments in repurchase agreements (collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $26,675,746)	26,672,856	26,672,856

Total Cash Equivalents		26,672,856

Short-Term Securities Held as Collateral for

Securities Lending (16.1%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$243,805,654	$243,805,654

Total Short-Term Securities Held as Collateral for Securities Lending		243,805,654

Total Investments (Cost $1,929,826,753) (a) — 125.8%		1,904,745,045

Liabilities in excess of other assets — (25.8)%		(391,718,446)

NET ASSETS — 100.0%		$1,513,026,599

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.
(c)	Mortgage Dollar Rolls

(d)	Variable rate security. The rate reflected in the Statement of Investments is the rate reflected in effect on October 31, 2005.
(e)	All or part of the security was on loan as of October 31, 2005.
GO	General Obligation
TBA	To Be Announced
TRACERS	Tradable Custodial Receipts

See notes to financial statements.

2005 Annual Report	31

Gartmore International Index Fund

For the annual period ended Oct. 31, 2005, the Gartmore International Index Fund (Class A at NAV) returned 17.83% versus 18.09% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Multi-Cap Core Funds was 18.11%.

The reporting period was a strong one for the international equity markets, as all of the country markets comprising the MSCI EAFE Index (except Portugal) registered positive returns. November and December of 2004 were positive months as international market indexes experienced strong global economic growth and earnings momentum after the summer lull. November saw the largest gains as oil prices began to recede from their October highs, business confidence strengthened, corporate profits came in generally better than expected, and economically sensitive commodity prices rose. Eurozone stock markets generally strengthened, particularly in Germany, Italy and France. In the United Kingdom, the market benefited from its sizable exposure to energy and metals. In the Asia Pacific region, Japan’s market increased on falling crude oil prices, and Hong Kong’s market rose on speculation of devaluation of the country’s currency that would lead to increased trade with China. Australia’s market advanced on gains in financial and industrial sectors.

The New Year began with a slide after the strong fourth quarter of 2004; January, March and April were negative months as economic growth began to slow. Concerns about energy prices, inflation and currency volatility led to a decline in the global equity markets. In Germany, Europe’s largest economy, industrial production fell more than it had in two years, and investor confidence dropped–partly due to high oil costs and partly due to unemployment, which remained at a post-World War II high of 12%. In the United Kingdom, manufacturing activity also decreased and growth in retail sales, a key indicator of consumer spending, weakened modestly.

Global equity markets rebounded in May with solid gains that continued through September. Then came another downturn in October as the markets felt pressure from inflation concerns. In Europe, the turnaround was led by renewed takeover activity and generally encouraging company earnings, especially in the United Kingdom, where growth remained in the high single digits for much of the period, boosted by the strong performance of energy companies. In Japan, optimism continued to build that the country is moving past its long deflationary cycle and is growing economically.

Portfolio Manager:

Fund Asset Management, L.P.-Subadviser

32	Annual Report 2005

Fund Performance	Gartmore International Index Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	17.83%	1.88%	-0.79%
	w/SC3	10.99%	0.68%	-1.79%
Class B	w/o SC2	17.17%	1.21%	-1.46%
	w/SC4	12.17%	0.83%	-1.62%
Class C5,7	w/o SC2	15.59%	0.94%	-1.69%
	w/SC7	14.59%	0.94%	-1.69%
Institutional Class[6]		18.26%	2.24%	-0.42%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (02/14/05) include the performance of the Fund’s Class B shares, which began operations on December 29, 1999 prior to the creation of the Class C . Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C would have produced because Class C and invest in the same portfolio of securities as Class B shares. The performance for Class C has been restated for sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes.

[6]	Not subject to any sales charges.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore International Index Fund, the Morgan Stanley Capital International - Europe, Australasia, and Far East Index (MSCI EAFE)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The MSCI EAFE is an unmanaged index that measures the performance of equity securities of global companies from various industrial sectors whose primary trading markets are located outside the United States.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	33

Shareholder Expense Example	Gartmore International Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

International Index Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,084.40	$3.98	0.77%
	Hypothetical	[1]	$1,000.00	$1,021.18	$3.87	0.77%
Class B	Actual		$1,000.00	$1,082.80	$7.07	1.37%
	Hypothetical	[1]	$1,000.00	$1,018.21	$6.88	1.37%
Class C	Actual		$1,000.00	$1,082.50	$2.93	1.37%
	Hypothetical	[1]	$1,000.00	$1,022.18	$2.85	1.37%
Institutional Class	Actual		$1,000.00	$1,086.50	$1.91	0.37%
	Hypothetical	[1]	$1,000.00	$1,023.17	$1.86	0.37%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

34	Annual Report 2005

Portfolio Summary	Gartmore International Index Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	96.0%
Cash Equivalents	1.7%
Preferred Stocks	0.0%
Rights	0.0%
Warrants	0.0%
Other Investments*	13.3%
Liabilities in excess of Other Assets**	-11.0%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Banks	17.1%
Telecommunications	8.3%
Energy	8.0%
Pharmaceuticals	5.9%
Utilities	4.8%
Food Products	4.7%
Electronics & Electrical Equipment	3.9%
Insurance	3.9%
Automotive	3.7%
Financial Services	2.9%
Other Industries	36.8%

100.0%

Top Holdings***
BP Amoco PLC	2.3%
HSBC Holdings PLC	1.8%
Vodafone Group PLC	1.7%
Glaxosmithkline PLC	1.5%
TotalFinaElf SA	1.4%
Toyota Motor Co. Ltd.	1.4%
Novartis AG	1.3%
Nestle SA	1.3%
Royal Dutch Shell PLC, Class B	1.2%
Roche Holding AG-Genusscheine	1.1%
Other Holdings	85.0%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	35

Statement of Investments

October 31, 2005

Gartmore International Index Fund

Common Stocks (96.0%)

	Shares or Principal Amount	Value

AUSTRALIA (5.0%)
Airlines (0.0%)
Qantas Airways Ltd. (d)	108,155	$277,200

Banks (1.5%)
Australia & New Zealand Banking Group Ltd. (d)	220,891	3,898,469
Commonwealth Bank of Australia (d) (e)	155,974	4,540,381
Macquarie Bank Ltd. (d) (e)	33,996	1,650,200
National Australia Bank Ltd. (d)	221,292	5,472,284
Suncorp-Metway Ltd. (d)	61,990	894,798
Westpac Banking Corp. Ltd. (d)	246,449	3,829,622

		20,285,754

Brewery (0.1%)
Foster’s Group Ltd. (d)	234,098	1,017,925
Lion Nathan Ltd. (d)	1,340	7,924

		1,025,849

Building & Construction (0.3%)
Boral Ltd. (d)	79,450	451,647
CSR Ltd. (d)	124,762	273,116
James Hardie Industries NV (d)	58,218	371,397
Leighton Holdings Ltd. (d)	37,177	425,367
Multiplex Group (d)	192,870	478,655
Rinker Group Ltd. (d)	152,750	1,732,327

		3,732,509

Casino & Gambling (0.0%)
Aristocrat Leisure Ltd. (d) (e)	57,873	504,721
Unitab Ltd. (d)	16,444	156,809

		661,530

Commercial Services (0.1%)
Brambles Industries Ltd. (d) (e)	148,947	944,435
Mayne Nickless Ltd. (d)	100,202	392,590

		1,337,025

Computer Software & Services (0.0%)
Computershare Ltd. (d)	17,524	86,265

Consumer Products (0.0%)
Pacific Brands Ltd. (d)	55,889	114,448

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Diversified (0.2%)
Futuris Corp. Ltd. (d)	67,964	$94,375
Orica Ltd. (d)	17,055	244,663
Patrick Corp. Ltd. (d)	145,076	742,970
Wesfarmers Ltd. (d)	49,239	1,317,438

		2,399,446

Energy (0.2%)
Australian Gas and Light Co. Ltd. (d)	50,139	568,900
Origin Energy Ltd. (d)	46,233	232,421
Santos Ltd. (d)	81,305	666,850
Woodside Petroleum Ltd. (d)	71,776	1,698,569

		3,166,740

Entertainment (0.1%)
TABCORP Holdings Ltd. (d)	71,987	863,553

Financial Services (0.1%)
Australian Stock Exchange Ltd. (d)	463	9,979
Babcock & Brown Ltd. (d)	7,333	91,784
Challenger Financial Services Group Ltd. (d) (e)	136,840	373,344
Perpetual Trustees Australia Ltd. (d) (e)	160	7,523
SFE Corp. Ltd. (d)	46,358	432,552

		915,182

Food & Beverage (0.0%)
Coca-Cola Amatil Ltd. (d) (e)	61,193	349,330

Food Products (0.2%)
Coles Myer Ltd. (d) (e)	172,205	1,293,603
Woolworths Ltd. (d)	148,211	1,810,663

		3,104,266

Healthcare (0.0%)
Cochlear Ltd. (d) (e)	14,207	404,676

Industrial (0.1%)
BHP Steel Ltd. (d) (e)	98,181	625,013
OneSteel Ltd. (d)	121,136	320,522

		945,535

36	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Insurance (0.3%)
AMP Ltd. (d)	255,675	$1,398,947
AXA Asia Pacific Holdings Ltd. (d) (e)	163,563	580,357
Insurance Australia Group Ltd. (d)	219,292	851,150
QBE Insurance Group Ltd. (d) (e)	107,839	1,438,877

		4,269,331

Investment Companies (0.1%)
Macquarie Airports (d)	5,060	11,392
Macquarie Communications Infrastructure Group (d)	94,409	406,674
Macquarie Infrastructure Group (d)	347,002	892,534

		1,310,600

Manufacturing (0.0%)
Ansell Ltd. (d)	21,093	166,565

Medical & Medical Services (0.0%)
Sonic Healthcare Ltd. (d)	1,126	12,333

Metals & Mining (0.2%)
Newcrest Mining Ltd. (d)	58,414	794,837
Rio Tinto Ltd. (d) (e)	39,064	1,651,362
WMC Ltd. (d)	139,860	605,209

		3,051,408

Minerals (0.6%)
BHP Billiton Ltd. (d)	493,783	7,656,326
Iluka Resources Ltd. (d)	68,235	395,267

		8,051,593

Multi-Media (0.0%)
Publishing & Broadcasting Ltd. (d)	26,129	316,111

Paper Products (0.1%)
Amcor Ltd. (d) (e)	135,692	678,377
Paperlinx Ltd. (d) (e)	37,495	86,590

		764,967

	Shares or Principal Amount	Value

AUSTRALIA (continued)
Pharmaceuticals (0.1%)
CSL Ltd. (d)	26,031	$732,173

Printing & Publishing (0.0%)
John Fairfax Holdings Ltd. (d) (e)	177,108	547,806

Property Trust (0.5%)
Centro Properties Group (d)	64,033	285,470
Centro Retail Trust (b) (d)	21,343	24,489
Commonwealth Property Office Fund (d) (e)	184,635	168,141
DB RREEF Trust (d) (e)	424,684	424,172
Gandel Retail Trust (d) (e)	216,863	302,734
General Property Trust (d)	312,427	898,199
ING Industrial Fund (d)	2,224	3,811
Investa Property Group (d) (e)	205,222	299,447
Macquarie Goodman Group (d)	58,113	175,801
Mirvac Group (d)	207,466	593,111
Stockland Trust Group (d)	169,647	776,622
Westfield Group (d)	186,789	2,323,827

		6,275,824

Public Thoroughfares (0.1%)
Transurban Group (d)	145,604	698,609

Real Estate (0.0%)
Lend Lease Corp. Ltd. (d)	65,603	670,307

Retail (0.0%)
Harvey Norman Holdings Ltd. (d) (e)	33,787	72,088

Telecommunications (0.1%)
Telstra Corp. Ltd. (d)	285,476	899,875

Transportation (0.0%)
Toll Holdings Ltd. (d) (e)	41,220	386,246

		67,895,144

AUSTRIA (0.4%)
Airports (0.0%)
Flughafen Wien AG (d)	25	1,618

2005 Annual Report	37

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

AUSTRIA (continued)
Banks (0.2%)
Bank Austria Creditanstalt (d)	5,597	$615,384
Ersete Bank Der Oesterreichischen Sparkassen AG (d)	24,165	1,257,084

		1,872,468

Building & Construction (0.0%)
Wienerberger AG (d)	9,564	369,720

Energy (0.1%)
OMV AG (d)	23,230	1,253,230

Industrial (0.0%)
Andritz AG (d)	4,197	381,262

Manufacturing (0.0%)
RHI AG (b) (d)	8,930	247,768

Paper Products (0.0%)
Mayr-Melnhof Karton AG (d)	15	2,056

Real Estate (0.0%)
Immofinanz Immobilien Anlagen AG (b) (d)	18,434	178,291

Steel (0.0%)
Boehler-Uddeholm AG (d)	2,508	380,341
Voest-Alpine AG (d)	1,961	163,397

		543,738

Telecommunications (0.1%)
Telekom Austria AG (d) (e)	48,312	999,803

Utilities (0.0%)
Oesterrichische Elektrizktaetswirtschafts AG (d)	100	31,875

		5,881,829

BELGIUM (1.3%)
Banks (0.6%)
Dexia (d)	83,323	1,799,434
Fortis (d)	166,245	4,731,476
KBC Bankverzekeringsholding (d)	25,839	2,105,707

		8,636,617

	Shares or Principal Amount	Value

BELGIUM (continued)
Brewery (0.1%)
Interbrew (d)	19,993	$798,582

Chemicals (0.1%)
Solvay SA (d)	7,056	821,280

Consumer Cyclicals (0.0%)
D’ Ieteren NV (d)	381	96,907

Diversified (0.1%)
Groupe Bruxelles Lambert SA (d)	10,122	923,123

Electronics (0.0%)
Barco NV (d) (e)	2,459	176,380

Food Products (0.0%)
Colruyt NV (d)	1,132	146,615

Manufacturing (0.0%)
Bekaert SA (d)	48	3,996

Metals (0.0%)
Umicore (d)	6,530	653,454

Pharmaceuticals (0.1%)
Omega Pharma SA (d)	2,857	147,554
UCB SA (d)	13,329	658,989

		806,543

Photographic Products (0.0%)
AGFA Gevaert NV (d) (e)	14,758	317,810

Real Estate (0.0%)
Cofinimmo (d) (e)	660	103,532

Retail (0.0%)
Delhaize Le Lion SA (d) (e)	10,715	621,169

Telecommunications (0.1%)
Belgacom SA (d)	29,544	990,077
Mobistar SA (d)	1,519	122,970

		1,113,047

38	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

BELGIUM (continued)
Transportation (0.0%)
Compagnie Maritime Belge SA (d)	5,335	$177,654
Euronav SA (d)	5,335	164,290

		341,944

Utilities (0.2%)
Electrabel SA (d)	4,514	2,233,462

		17,794,461

DENMARK (0.8%)
Airports (0.0%)
Kobenhavns Lufthavne AS (d)	23	7,289

Banks (0.2%)
Danske Bank AS (d)	66,620	2,089,820

Brewery (0.0%)
Carlsberg AG (d)	5,891	322,226

Electronics (0.1%)
Bang & Olufsen AS (d) (e)	2,558	244,716
Vestas Wind Systems AS (b) (d) (e)	33,311	721,102

		965,818

Food Products (0.0%)
Danisco AS (d)	10,357	661,907
East Asiatic Co. Ltd. (d)	70	5,300

		667,207

Healthcare (0.0%)
Coloplast AS (d)	3,108	178,269

Insurance (0.0%)
Topdanmark AS (b) (d)	2,908	221,878

Medical Products (0.0%)
William Demant Holding AS (b) (d)	123	5,572

Pharmaceuticals (0.2%)
H. Lunbeck AS (d) (e)	4,154	97,136
Novo Nordisk AS, Class B (d)	39,968	2,051,886
Novozymes AS, Class B (d)	2,868	149,994

		2,299,016

	Shares or Principal Amount	Value

DENMARK (continued)
Security Services (0.0%)
Group 4 Securicor PLC (d)	85,993	$229,521

Telecommunications (0.2%)
GN Store Nord AS (GN Great Nordic) (d)	39,917	481,276
TDC AS (d)	33,067	1,853,352

		2,334,628

Transportation (0.1%)
Dampskibsselskabet Svendborg AS (d)	159	1,438,462
DSV, De Sammensluttede Vognmaend (d)	3,225	314,433

		1,752,895

		11,074,139

FINLAND (1.4%)
Computer Software & Services (0.0%)
TietoEnator Oyj (d)	12,039	382,512

Energy (0.1%)
Neste Oil Oyj (b) (d)	22,674	701,743

Financial Services (0.1%)
Sampo Insurance Co. Oyj (d)	52,276	801,876

Food Products (0.0%)
Kesko Oyj (d)	9,736	267,592

Industrial (0.0%)
Metso Oyj (d)	16,956	441,040

Insurance (0.0%)
Pohjola Group PLC, Class D (d)	3,726	59,743

Machinery & Equipment (0.1%)
KCI Konecranes Oyj (d) (e)	7,293	316,807
Kone Corporation, Class B (b) (d)	5,792	390,227

		707,034

Manufacturing (0.0%)
Amer Group Ltd. (d)	9,040	164,595
Uponor Oyj (d) (e)	9,034	194,804
Wartsila Corp. (d)	5,543	153,789

		513,188

2005 Annual Report	39

Statement of Investments (Continued)

October 31, 2005
Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

FINLAND (continued)
Metal Fabricate & Hardware (0.0%)
Rautaruukki Oyj (d)	19,196	$391,777

Metals (0.0%)
Outokumpu Oyj (d) (e)	3,277	42,066

Oil & Gas (0.1%)
Fortum Oyj (d)	66,172	1,171,056

Paper Products (0.2%)
Stora Enso Oyj (d)	91,848	1,174,866
UPM-Kymmene Oyj (d)	82,081	1,586,469

		2,761,335

Pharmaceuticals (0.0%)
Orion Oyj (d)	8,093	175,913

Telecommunications (0.8%)
Elisa Oyj (d) (e)	8,361	146,398
Nokia Oyj (d)	593,677	9,946,715

		10,093,113

Tire & Rubber (0.0%)
Nokian Renkaat Oyj (d)	20,780	323,793

Transportation (0.0%)
Cargotec Corp., Class B (b) (d)	5,792	171,405

		19,005,186

FRANCE (8.7%)
Advertising (0.0%)
PagesJaunes SA (d)	7,046	181,567
Publicis Groupe SA (d) (e)	11,862	392,259

		573,826

Aerospace/Defense (0.2%)
European Aeronautic Defence & Space Co. (d)	35,556	1,231,832
Thales SA (d) (e)	15,995	688,974
Zodiac SA (d)	5,565	303,388

		2,224,194

Airlines (0.0%)
Air France (d) (e)	15,717	264,274

	Shares or Principal Amount	Value

FRANCE (continued)
Apparel (0.0%)
Hermes International (d)	238	$53,395

Automotive (0.3%)
PSA Peugeot Citroen (d) (e)	24,495	1,488,350
Renault SA (d) (e)	22,184	1,921,057
Valeo SA (d)	16,280	609,540

		4,018,947

Banks (1.1%)
Banque Nationale de Paris (d)	106,126	8,048,289
Credit Agricole SA (d) (e)	74,971	2,198,062
Societe BIC SA (d)	257	14,598
Societe Generale (d) (e)	43,758	4,997,377

		15,258,326

Building & Construction (0.4%)
Compagnie Francaise d’Etudes et de Construction Technip SA (d)	16,900	914,330
Imerys SA (d)	850	58,794
Lafarge SA (d)	27,997	2,298,532
Vinci SA (b) (d)	21,689	1,695,676

		4,967,332

Chemicals (0.2%)
L’Air Liquide SA (d)	16,134	2,934,047

Computer Software & Services (0.2%)
Atos Origin SA (b) (d)	7,861	540,125
Business Objects SA (b) (d)	15,218	521,377
Cap Gemini SA (b) (d) (e)	23,417	861,148
Dassault Systems SA (d)	4,166	215,196

		2,137,846

Cosmetics/Personal Care (0.2%)
L’Oreal SA (d) (e)	35,516	2,611,436

Electronics & Electrical Equipment (0.3%)
Sagem SA (d)	14,624	290,930
Schneider Electric SA (d) (e)	33,297	2,736,060
Thomson Multimedia (d) (e)	48,745	918,937

		3,945,927

40	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

FRANCE (continued)
Energy (1.5%)
TotalFinaElf SA (d)	75,618	$19,027,639

Entertainment (0.3%)
Vivendi Universal SA (d)	145,188	4,569,391

Financial Services (0.1%)
Pernod Ricard SA (d) (e)	10,887	1,904,407

Food Products (0.5%)
Carrefour SA (d)	84,103	3,740,020
Casino Guichard Perrachon SA (d) (e)	3,314	226,394
Groupe Danone (d) (e)	31,299	3,181,076

		7,147,490

Healthcare (0.9%)
Essilor International SA (d)	16,241	1,337,142
Sanofi-Synthelabo SA (d)	138,887	11,125,809

		12,462,951

Hotels & Lodging (0.1%)
Accor SA (d)	28,979	1,447,341

Insurance (0.4%)
Axa (d)	187,352	5,426,113
CNP Assurances (d)	1,329	92,452
SCOR (d)	174,382	346,357

		5,864,922

Machinery (0.1%)
Alstom SA (b) (d) (e)	14,618	700,491

Manufacturing (0.3%)
Compagnie de Saint-Gobain (d) (e)	43,937	2,406,790
Compagnie Generale des Etablissements Michelin (d)	25,598	1,381,240
Neopost SA (d)	3,694	356,342

		4,144,372

Printing & Publishing (0.1%)
Lagardere S.C.A. (d)	18,818	1,293,405

	Shares or Principal Amount	Value

FRANCE (continued)
Public Thoroughfares (0.0%)
Autoroutes du Sud de la France (d)	6,917	$386,229
Societe des Autoroutes Paris-Rhin-Rhone (d)	400	26,153

		412,382

Real Estate (0.1%)
Gecina SA (d)	1,421	157,176
Klepierre (d) (e)	3,346	313,591
Unibail SA (d) (e)	6,962	919,500

		1,390,267

Restaurants (0.0%)
Sodexho Alliance SA (d)	14,707	572,246

Retail (0.1%)
Pinault-Printemps-Redoute SA (d)	11,399	1,197,915

Telecommunications (0.9%)
Alcatel SA (b) (d)	159,306	1,871,900
Bouygues SA (d)	33,166	1,636,732
France Telecom SA (d) (e)	215,284	5,596,274
LVMH Moet Louis Vuitton Hennessy SA (d) (e)	32,071	2,597,231

		11,702,137

Television (0.0%)
Societe Television Francaise 1 (d)	17,970	460,956

Utilities (0.4%)
Suez SA (d) (e)	124,298	3,367,409
Veolia Environnement (d) (e)	45,326	1,886,032

		5,253,441

		118,541,303

GERMANY (6.3%)
Airlines (0.1%)
Lufthansa AG (d)	54,322	728,309

Apparel (0.2%)
Adidas AG (d)	7,912	1,327,418
Puma AG (d)	3,257	821,318

		2,148,736

2005 Annual Report	41

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

GERMANY (continued)
Automotive (0.8%)
DaimlerChrysler AG (d)	122,608	$6,128,822
Deutsche Post AG (d)	86,890	1,941,862
Porsche AG (d)	1,390	1,005,122
Volkswagen AG (d) (e)	32,566	1,778,243

		10,854,049

Banks (0.8%)
Bayerische Vereins AG (b) (d)	83,935	2,345,908
Commerzbank AG (d) (e)	67,159	1,754,902
Deutsche Bank AG (d)	67,892	6,351,453
Hypo Real Estate Holding AG (d)	19,352	933,467

		11,385,730

Building & Construction (0.0%)
Hochtief AG (d)	3,039	123,297

Chemicals (0.7%)
BASF AG (d)	72,308	5,204,473
Bayer AG (d)	83,251	2,890,190
Henkel KGaA (d)	9,057	777,098

		8,871,761

Computer Hardware (0.0%)
Wincor Nixdorf AG (d)	3,933	344,703

Computer Software & Services (0.3%)
Sap AG (d)	27,452	4,706,988

Electronics & Electrical Equipment (0.0%)
Epcos AG (b) (d)	7,445	90,270

Financial Services (0.1%)
Deutsche Boerse AG (d)	17,368	1,634,157
MLP AG (d)	9,253	178,063

		1,812,220

Food Products (0.0%)
Suedzucker AG (d)	222	4,670

Healthcare (0.0%)
Fresenius Medical Care AG (d) (e)	2,224	200,776

	Shares or Principal Amount	Value

GERMANY (continued)
Hotels & Lodging (0.0%)
Preussag AG (d) (e)	32,008	$622,455

Industrial (0.7%)
Linde AG (d)	12,703	906,477
MAN AG (d)	25,621	1,188,057
Siemens AG (d) (e)	103,970	7,728,521

		9,823,055

Insurance (0.7%)
Allianz AG (d)	48,642	6,858,229
Muenchener Rueckversicherungs-Gesellschaft AG (d)	23,146	2,717,103

		9,575,332

Manufacturing (0.1%)
Continental AG (d)	18,504	1,414,106

Metals & Mining (0.1%)
Thyssen Krupp AG (d) (e)	57,813	1,176,467

Personal Care (0.0%)
Beiersdorf AG (d)	645	69,577

Pharmaceuticals (0.2%)
Altana AG (d) (e)	14,383	811,441
Gehe AG (d)	1,701	143,822
Merck KGaA (d)	7,384	610,764
Schering AG (d)	28,497	1,756,888

		3,322,915

Real Estate (0.0%)
IVG Immobilien AG (d)	10,576	203,450

Retail (0.1%)
Douglas Holding AG (d)	2,372	90,074
Karstadt AG (b) (d) (e)	24,689	291,867
Metro AG (d)	18,778	849,975

		1,231,916

Semiconductors (0.1%)
Infineon Technologies AG (b) (d) (e)	96,897	906,332

42	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

GERMANY (continued)
Telecommunications (0.5%)
Deutsche Telecom AG (d) (e)	347,043	$6,136,737

Utilities (0.8%)
E.On AG (d)	79,066	7,163,543
RWE AG (d)	56,591	3,601,605

		10,765,148

		86,518,999

GREECE (0.6%)
Banks (0.4%)
Alpha Bank A.E. (d)	51,695	1,484,327
Commercial Bank of Greece SA (b) (d)	3,650	101,866
Eurobank (d)	18,091	545,219
National Bank of Greece SA (d)	47,090	1,837,265
Piraeus Bank SA (d)	20,849	423,016

		4,391,693

Beverages (0.0%)
Hellenic Bottling Co. SA (d)	5,706	155,516

Building & Construction (0.0%)
Hellenic Technodomiki Tev SA (d)	14,706	76,154
Technical Olympic SA (d)	12,569	71,666
Titan Cement Co. SA (d)	253	8,650

		156,470

Casino & Gambling (0.1%)
Greek Organization of Football Prognostics (d)	34,939	1,011,247

Electric Utility (0.0%)
Public Power Corp. (d)	27,906	590,733

Energy (0.0%)
Hellenic Petroleum SA (d)	487	6,890

Hotels & Motels (0.0%)
Hyatt Regency Hotels & Tourism SA (d)	131	1,608

	Shares or Principal Amount	Value

GREECE (continued)
Metals & Mining (0.0%)
Viohalco, Hellenic Copper & Aluminum Industry SA (d)	376	$2,435

Retail (0.0%)
Folli-Follie SA (d)	1,393	37,586
Germanos SA (d)	15,982	237,900
Hellenic Duty Free Shops SA (d)	5,509	97,744

		373,230

Telecommunications (0.1%)
Cosmote Mobile Telecommunications SA (d)	16,827	346,668
Hellenic Telecommunication Organization SA (b) (d)	38,413	792,660
Intracom SA (d)	13,026	86,688

		1,226,016

Tobacco (0.0%)
Papastratos Cigarette Co. (b) (d)	5,006	108,096

		8,023,934

HONG KONG (1.5%)
Airlines (0.0%)
Cathay Pacific Airways Ltd. (d)	95,000	149,444

Banks (0.3%)
Bank of East Asia Ltd. (d)	204,700	599,462
BOC Hong Kong Holdings Ltd. (d)	473,200	884,321
Hang Seng Bank Ltd. (d)	100,100	1,299,640

		2,783,423

Broadcasting & Television (0.0%)
Television Broadcasts Ltd. (d)	16,000	89,054

Building & Construction (0.0%)
Cheung Kong Infrastructure Holdings Ltd. (d)	2,000	6,238

Chemicals (0.0%)
Kingboard Chemical Holdings Ltd. (d)	67,548	143,222

2005 Annual Report	43

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

HONG KONG (continued)
Distribution (0.1%)
Esprit Asia Holdings Ltd. (d)	101,000	$715,567
Li & Fung Ltd. (d)	216,000	463,539

		1,179,106

Diversified Operations (0.1%)
Swire Pacific Ltd. (d)	133,800	1,203,912
Wharf Holdings Ltd. (d)	82,700	283,329

		1,487,241

Electronics & Electrical Equipment (0.1%)
Hongkong Electric Holdings Ltd. (d)	193,100	913,308
Johnson Electric Holdings Ltd. (d)	192,400	174,276

		1,087,584

Financial Services (0.0%)
Hong Kong Exchanges & Clearing Ltd. (d)	170,000	570,076

Hotels & Motels (0.0%)
Shangri-La Asia Ltd. (d)	4,000	5,611

Industrial (0.2%)
Hutchison Whampoa Ltd. (d)	277,000	2,635,934

Manufacturing (0.0%)
Techtronic Industries Co. Ltd. (d)	41,370	101,830
Yue Yuen Industrial Holdings Ltd. (d)	35,000	88,363

		190,193

Printing & Publishing (0.0%)
South China Morning Post Ltd. (d)	4,000	1,488

Real Estate (0.5%)
Cheung Kong Holdings Ltd. (d)	222,000	2,319,099
Hang Lung Properties Ltd. (d)	381,000	547,737
Henderson Land Development Co. Ltd. (d)	95,100	425,563
Hopewell Holdings Ltd. (d)	74,569	182,393
Hysan Development Co. Ltd. (d)	2,673	5,825

	Shares or Principal Amount	Value

HONG KONG (continued)
Real Estate (continued)
Kerry Properties Ltd. (d)	2,000	$5,015
New World Developments Co. (d)	427,679	529,351
Sino Land Co. Ltd. (d) (e)	304,000	338,704
Sun Hung Kai Properties Ltd. (d)	180,700	1,715,141

		6,068,828

Retail (0.0%)
Giordano International Ltd. (d)	226,600	130,419

Semiconductors (0.0%)
ASM Pacific Technology Ltd. (d)	26,400	122,576

Telecommunications (0.0%)
Hutchison Telecommunications International Ltd. (b) (d)	147,642	187,696
PCCW Ltd. (d)	505,400	310,042

		497,738

Transportation (0.0%)
MTR Corp. Ltd. (d) (e)	22,214	42,098
Orient Overseas International (d)	33,338	106,352

		148,450

Utilities (0.2%)
CLP Holdings Ltd. (d)	254,600	1,461,810
Hong Kong & China Gas Co. Ltd. (d)	504,900	1,043,693

		2,505,503

		19,802,128

IRELAND (0.8%)
Airlines (0.0%)
Ryanair Holdings PLC (b) (d)	3,804	32,122

Banks (0.5%)
Allied Irish Banks PLC (d)	122,427	2,581,318
Bank of Ireland (d)	147,338	2,247,962
Depfa Bank PLC (d)	40,692	634,640

		5,463,920

Building & Construction (0.2%)
CRH PLC (d)	81,699	2,041,998
Kingspan Group PLC (d)	23,725	272,923

		2,314,921

44	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

IRELAND (continued)
Casino & Gambling (0.0%)
Paddy Power PLC (d)	10,408	$175,988

Consumer Products (0.0%)
Waterford Wedgewood PLC (b) (d)	403	31

Diversified (0.0%)
DCC PLC (d)	2,840	52,739

Financial Services (0.0%)
Irish Life & Permanent PLC (d)	38,358	675,876

Food Products (0.1%)
C&C Group PLC (d)	26,200	161,745
Fyffes PLC (d)	1,184	3,434
Greencore Group PLC (d)	42,284	159,690
IAWS Group PLC (d)	13,536	186,605
Kerry Group PLC (d)	17,416	364,124

		875,598

Multi-Media (0.0%)
Independent News & Media PLC (d)	2,840	7,691

Pharmaceuticals (0.0%)
Elan Corp. PLC (b) (d)	51,638	423,577

Retail (0.0%)
Grafton Group PLC (b) (d)	39,058	385,021

Telecommunications (0.0%)
Eircom Group PLC (d)	130,445	312,784

		10,720,268

ITALY (3.5%)
Aerospace & Defense (0.1%)
Finmeccanica SpA (d)	44,643	811,871

Apparel (0.0%)
Benetton Group SpA (d)	1,026	10,837

Automotive (0.0%)
Fiat SpA (b) (d) (e)	34,868	284,109

	Shares or Principal Amount	Value

ITALY (continued)
Banks (1.1%)
Banc Monte Dei Paschi Di Seina SpA (d)	73,701	$334,621
Banca Antonveneta SpA (d)	15,567	486,402
Banca di Roma SpA (d) (e)	209,827	1,094,899
Banca Intesa SpA (d)	61,028	264,319
Banca Nazionale del Lavoro (BNC) (b) (d) (e)	232,582	749,995
Banche Popolari Unite Scrl (d)	41,494	878,091
Banco Popolare di Verona e Novara Scrl (d)	58,896	1,086,972
FinecoGroup SpA (d)	23,651	204,698
IntesaBci SpA (d)	431,147	2,013,581
Mediobanca SpA (d)	81,257	1,438,686
San Paolo IMI SpA (d)	152,440	2,200,867
UniCredito Italiano SpA (d) (e)	736,368	4,111,609

		14,864,740

Broadcasting & Television (0.1%)
Mediaset SpA (d)	139,344	1,530,430

Building & Construction (0.0%)
Italcementi SpA (d)	310	5,084

Energy (0.7%)
Eni SpA (d) (e)	338,050	9,047,832

Financial Services (0.0%)
Banca Fideuram SpA (d) (e)	70,803	382,420
Mediolanum SpA (d) (e)	40,463	256,138

		638,558

Gas-Transportation (0.1%)
Snam Rete Gas SpA (d) (e)	164,760	904,557

Insurance (0.4%)
Alleanza Assicurazioni SpA (d) (e)	64,036	739,475
Assicurazioni Generali SpA (d)	138,564	4,120,253
Riunione Adriatica di Sicurta SpA (d) (e)	47,828	1,087,624

		5,947,352

2005 Annual Report	45

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

ITALY (continued)
Medical Products (0.0%)
Luxottica Group SA (d)	6,419	$154,891

Multi-Media (0.0%)
Seat Pagine Gialle SpA (b) (d)	185,042	85,960
Telecom Italia Media SpA (b) (d) (e)	86,234	48,757

		134,717

Pharmaceuticals (0.0%)
Banca Popolare de Milano (d)	52,118	496,657

Printing & Publishing (0.0%)
Gruppo Editorale L’Espresso SA (d) (e)	6,274	33,399

Public Thoroughfares (0.1%)
Autostrade SpA (d)	49,633	1,135,193

Publishing (0.0%)
Mondadori (Arnoldo) Editore SpA (d)	639	5,947

Restaurants (0.0%)
Autogrill SpA (d)	17,345	236,810

Retail (0.0%)
Bulgari SpA (d)	22,544	238,892

Telecommunications (0.5%)
Telecom Italia SpA (d)	769,067	1,859,645
Telecom Italia SpA (d)	1,441,574	4,171,645
Tiscali SpA (b) (d) (e)	90,285	313,703

		6,344,993

Tire & Rubber (0.0%)
Pirelli & C. SpA (d)	215,146	191,114

Utilities (0.4%)
Edison SpA (b) (d) (e)	124,266	251,833
Enel SpA (d) (e)	548,605	4,418,208
Terna SpA (d) (e)	195,496	471,004

		5,141,045

		48,159,028

	Shares or Principal Amount	Value

JAPAN (23.0%)
Advertising (0.0%)
Asatsu-DK, Inc. (d)	200	$6,342
Dentsu, Inc. (d) (e)	241	653,381
Hakuhodo DY Holdings, Inc. (d)	300	20,162

		679,885

Agriculture (0.1%)
Ajinomoto Co., Inc. (d)	104,000	1,014,418

Airline Services (0.1%)
All Nippon Airways Co. Ltd. (d)	70,000	227,249
Japan Airlines System Corp. (d)	81,000	212,836
Yamato Transport Co. Ltd. (d) (e)	71,000	1,169,689

		1,609,774

Apparel (0.1%)
Fast Retailing Co. Ltd. (d) (e)	4,200	294,778
Gunze Ltd. (d)	83,000	435,843
Wacoal Corp. (d) (e)	4,000	56,700

		787,321

Audio & Video Products (0.0%)
Yamaha Corp. (d) (e)	23,200	410,436

Automotive (2.4%)
Aisin Seiki Co. Ltd. (d)	18,300	550,895
Denso Corp. (d)	72,900	2,075,732
Hino Motors Ltd. (d)	10,000	63,967
Honda Motor Co. Ltd. (d)	101,600	5,651,483
NGK Spark Plug Co. (d) (e)	44,000	707,117
NHK Spring Co. Ltd. (d) (e)	51,000	400,913
Nissan Motor Co. (d) (e)	265,000	2,778,644
Nok Corp. (d) (e)	7,000	211,206
Sanden Corp. (d) (e)	50,000	251,869
Toyoda Gosei Co. Ltd. (d) (e)	2,000	37,444
Toyota Industries Corp. (d)	14,000	470,424
Toyota Motor Co. Ltd. (d)	400,300	18,565,293
USS Co. Ltd. (d) (e)	7,430	508,823
Yamaha Motor Co. Ltd. (d)	24,000	515,564

		32,789,374

Banks (2.6%)
77th Bank Ltd. (The) (d)	19,800	158,063
Bank of Fukuoka Ltd. (The) (d) (e)	78,000	606,260

46	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Banks (continued)
Bank of Yokohama Ltd. (The) (d)	192,000	$1,563,528
Chiba Bank (d) (e)	102,000	908,086
Daiwa Bank Holdings, Inc. (b) (d) (e)	517	1,499,177
Gunma Bank Ltd. (d)	10,000	71,255
Hokugin Financial Group, Inc. (d) (e)	125,000	517,077
Joyo Bank (d)	38,000	254,069
Mitsubishi Tokyo Financial Group, Inc. (d)	1,052	13,224,281
Mitsui Trust Holdings, Inc. (d) (e)	74,200	894,070
Mizuho Financial Group, Inc. (d)	1,134	7,571,613
Nishi-Nippon City Bank Ltd. (d)	8,000	46,693
Shinsei Bank Ltd. (d)	170,000	989,332
Shizuoka Bank Ltd. (The) (d) (e)	58,200	611,288
Sumitomo Mitsui Financial Group, Inc. (d)	629	5,810,093
Suruga Bank Ltd. (The) (d)	7,000	85,495

		34,810,380

Beverages (0.0%)
Ito En Ltd. (d)	1,300	62,557
Takara Shuzo Co. Ltd. (d) (e)	24,600	145,721
Yakult Honsha Co. Ltd. (d) (e)	14,000	342,359

		550,637

Brewery (0.2%)
Asahi Breweries Ltd. (d) (e)	64,000	800,161
Kirin Brewery Co. Ltd. (d)	73,000	812,127
Sapporo Holdings Ltd. (d) (e)	90,000	445,776

		2,058,064

Broadcasting & Television (0.0%)
Fuji Television Network, Inc. (d)	149	330,946

Building & Construction (0.9%)
Asahi Glass Co. Ltd. (d) (e)	103,700	1,121,311
Central Glass Co. Ltd. (d) (e)	5,000	27,824
Daikin Industries Ltd. (d)	39,300	1,025,538
Daiwa House Industry Co. Ltd. (d)	70,600	946,406

	Shares or Principal Amount	Value

JAPAN (continued)
Building & Construction (continued)
Hitachi Construction Machinery Co. Ltd. (d)	23,000	$439,011
Kajima Corp. (d) (e)	127,500	663,704
Keio Teito Electric Railway Co. Ltd. (d) (e)	77,500	447,302
Komatsu Ltd. (d)	139,000	1,852,451
Matsushita Electric Works Ltd. (d) (e)	38,284	358,247
Nippon Sheet Glass Co. Ltd. (d) (e)	44,000	187,361
Nippon Yusen Kabushiki Kaisha (d) (e)	119,000	720,085
Nishimatsu Construction Co. Ltd. (d) (e)	99,600	461,250
Obayashi Corp. (d)	72,300	529,863
Okumura Corp. (d) (e)	26,000	162,744
Sanwa Shutter Corp. (d) (e)	38,000	236,178
Sekisui House Ltd. (d) (e)	69,300	863,162
Shimizu Corp. (d) (e)	56,000	379,973
Sumitomo Osaka Cement Co. Ltd. (d) (e)	144,400	407,904
Taiheiyo Cement Corp. (d) (e)	115,000	415,660
Taisei Construction Corp. (d)	161,000	715,048
Toda Corp. (d) (e)	44,000	254,547
Tostem Inax Holding Corp. (d)	29,100	494,562

		12,710,131

Chemicals (1.0%)
Asahi Kasei Corp. (d)	121,700	651,546
Daicel Chemical Industries Ltd. (d) (e)	2,000	12,956
Dainippon Ink & Chemicals, Inc. (d)	22,000	65,469
Denki Kagaku Kogyo Kabushiki Kaisha (d)	2,000	7,332
Hitachi Chemical Co. Ltd. (d)	3,000	64,631
Ishihara Sangyo Kaisha Ltd. (d) (e)	148,000	283,597
Kaneka Corp. (d)	42,000	520,205
Kansai Paint Co. Ltd. (d)	30,000	180,559
Kuraray Co. (d) (e)	52,000	493,718

2005 Annual Report	47

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Chemicals (continued)
Mitsubishi Chemical Holdings Corp. (b) (d)	125,500	$780,668
Mitsubishi Gas Chemical Co. Ltd. (d)	15,000	102,187
Mitsui Chemicals, Inc. (d) (e)	121,100	725,623
Nippon Kayaku Co. Ltd. (d)	20,000	159,194
Nippon Shokubai Co. Ltd. (d) (e)	16,000	173,424
Nissan Chemical Industries Ltd. (d) (e)	42,000	489,338
Nitto Denko Corp. (d)	22,410	1,357,099
Sekisui Chemical Co. Ltd. (d)	45,800	289,824
Shin-Etsu Chemical Co. Ltd. (d)	57,900	2,776,455
Showa Denko K.K. (d)	227,000	726,170
Sumitomo Bakelite Co. Ltd. (d) (e)	25,000	166,312
Sumitomo Chemical Co. Ltd. (d)	160,200	945,640
Tokuyama Corp. (d) (e)	54,000	536,537
Toray Industries, Inc. (d)	141,000	782,462
Tosoh Corp. (d)	121,000	536,419
Ube Industries Ltd. (d)	195,000	499,211

		13,326,576

Commercial Services (0.2%)
Goodwill Group, Inc. (d) (e)	88	155,781
Nichii Gakkan Co. (d) (e)	8,100	193,893
NTT Data Corp. (d) (e)	90	313,881
Secom Co. (d)	34,000	1,696,719
TIS, Inc. (d)	5,100	120,042

		2,480,316

Computer Hardware (0.4%)
Fujitsu Ltd. (d) (e)	215,200	1,424,100
NEC Corp. (d)	295,000	1,467,873
NEC Electronics Corp. (d) (e)	5,200	139,537
Toshiba Corp. (d)	378,000	1,755,019

		4,786,529

Computer Software & Services (0.4%)
CSK Corp. (d) (e)	9,300	361,253
eAccess Ltd. (d) (e)	454	281,966
Fuji Soft ABC, Inc. (d)	5,400	148,323

	Shares or Principal Amount	Value

JAPAN (continued)
Computer Software & Services (continued)
Hitachi Software Engineering Co. Ltd. (d)	16,400	$275,429
Index Corp. (d) (e)	260	292,547
Konami Co. Ltd. (d) (e)	12,600	260,031
Meitec Corp. (d)	4,900	158,386
Net One Systems Co. Ltd. (d) (e)	132	252,658
Nomura Research Institute Ltd. (d)	2,500	259,095
OBIC Co. Ltd. (d)	100	16,310
Oracle Corp. (d) (e)	1,100	46,216
Rakuten, Inc. (d) (e)	693	450,817
SBI Holdings, Inc. (b) (d)	82	40,935
Softbank Corp. (d) (e)	30,300	1,718,147
Trend Micro, Inc. (d) (e)	18,000	564,840
Yahoo! Japan Corp. (b) (d)	421	452,144
Yahoo! Japan Corp. — W/I (d)	421	446,935

		6,026,032

Consumer Products (0.0%)
Onward Kashiyama Co. Ltd. (d)	14,700	234,950

Containers (0.0%)
Toyo Seikan Kaisha Ltd. (d) (e)	17,400	245,845

Cosmetics & Toiletries (0.0%)
Uni-Charm Corp. (d)	6,400	289,123

Electric Utilities (0.0%)
Alps Electric Co. Ltd. (d) (e)	24,600	391,410

Electronics & Electrical Equipment (3.0%)
Anritsu Corp. (d) (e)	42,000	210,863
Canon, Inc. (d)	103,100	5,457,936
Casio Computer Co. Ltd. (d) (e)	36,000	543,786
Dainippon Screen Manufacturing Co. Ltd. (d) (e)	44,000	270,937
Fuji Electric Holdings Co. Ltd. (d)	2,000	8,962
Fujikura Ltd. (d) (e)	47,000	304,301
Furukawa Electric Co. Ltd. (b) (d) (e)	122,300	582,061
Hirose Electric Co. Ltd. (d) (e)	3,400	388,848
Hitachi Ltd. (d) (e)	410,200	2,526,341

48	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Electronics & Electrical Equipment (continued)
Hoya Corp. (d)	16,100	$563,990
Hoya Corp. (b) (d)	48,300	1,672,386
Ibiden Co. Ltd. (d)	14,000	567,364
Keyence Corp. (d)	3,880	892,948
Kyocera Corp. (d) (e)	24,900	1,615,205
Mabuchi Motor Co. Ltd. (d) (e)	3,900	190,178
Matsushita Electric Industrial Co. Ltd. (d)	293,602	5,381,315
Mitsumi Electric Co. Ltd. (d) (e)	29,200	283,349
Murata Manufacturing Co. (d)	28,900	1,449,385
NGK Insulators Ltd. (d) (e)	22,000	262,563
Nidec Corp. (d) (e)	5,400	316,874
Nidec Corp. (b) (d)	5,400	299,253
Nintendo Co. (d)	14,800	1,659,890
Nippon Electric Glass Co. Ltd. (d)	11,000	210,608
Omron Corp. (d)	19,300	455,442
Pioneer Electronic Corp. (d) (e)	37,600	476,016
Ricoh Co. Ltd. (d) (e)	92,800	1,474,947
Sanyo Electric Co. (d) (e)	220,200	459,371
Sharp Corp. (d)	133,900	1,838,946
Sony Corp. (d) (e)	148,500	4,852,303
Stanley Electric Co. Ltd. (d) (e)	23,000	353,783
Sumitomo Electric Industries Ltd. (d)	71,000	934,441
Taiyo Yuden Co. Ltd. (d) (e)	28,000	277,561
TDK Corp. (d)	19,300	1,301,539
Uniden Corp. (d) (e)	18,000	311,392
Ushio, Inc. (d) (e)	3,000	55,911
Yokogawa Electric Co. Ltd. (d) (e)	44,000	648,378

		39,099,373

Energy (0.2%)
Inpex Corp. (d)	74	518,932
Nippon Oil Co. Ltd. (d)	176,600	1,508,407
Teikoko Oil Co. Ltd. (d) (e)	59,000	567,817
TonenGeneral Sekiyu K.K. (d) (e)	11,000	122,868

		2,718,024

Engineering (0.1%)
Chiyoda Corp. (d) (e)	31,000	535,406
COMSYS Holdings Corp. (d) (e)	35,227	396,430

	Shares or Principal Amount	Value

JAPAN (continued)
Engineering (continued)
Mitsui Engineering & Shipbuilding Co. Ltd. (d) (e)	174,000	$418,006
Takuma Co. Ltd. (d)	42,100	323,241

		1,673,083

Entertainment (0.0%)
Sankyo Co. Ltd. (d) (e)	2,200	116,353
Toho Co. Ltd. (d)	3,100	59,101

		175,454

Financial Services (1.1%)
Acom Co. Ltd. (d)	9,510	618,153
Aeon Credit Service Co. Ltd. (d) (e)	3,100	243,544
Aiful Corp. (d)	7,667	573,573
Credit Saison Co. (d) (e)	29,300	1,329,588
Daiwa Securities Ltd. (d)	180,900	1,486,261
Hitachi Capital Corp. (d) (e)	200	4,254
Itochu Techno-Science Corp. (d) (e)	600	22,960
JAFCO Co. Ltd. (d) (e)	1,200	72,407
Matsui Securities Co. Ltd. (d) (e)	33,200	368,958
Nikko Securities Co. Ltd. (d)	133,000	1,614,851
Nomura Securities Co. (d)	269,300	4,155,121
Orix Corp. (d)	12,400	2,325,497
Promise Co. Ltd. (d)	9,900	625,657
Sumitomo Trust & Banking Co. Ltd. (d)	130,000	1,106,923
Takefuji Corp. (d)	15,180	1,062,554

		15,610,301

Food Products (0.3%)
Ariake Japan Co. Ltd. (d)	13,200	296,527
Japan Tobacco, Inc. (d)	138	2,182,041
Katokichi Co. Ltd. (d)	6,253	40,787
Kikkoman Corp. (d) (e)	23,000	222,054
Kita Kyushu Coca-Cola (d) (e)	200	4,451
Meiji Seika Kaisha Ltd. (d) (e)	8,000	41,753
Nichirei Corp. (d)	43,000	201,642
Nippon Meat Packers, Inc. (d)	30,000	333,005
Nisshin Seifun Group, Inc. (d)	27,060	275,637

2005 Annual Report	49

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Food Products (continued)
Nissin Food Products Co. Ltd. (d) (e)	11,000	$289,151
Q.P. Corp. (d)	14,000	124,954
Toyo Suisan Kaisha Ltd. (d)	4,400	76,312
Yamazaki Baking Co. Ltd. (d) (e)	1,800	15,013

		4,103,327

Furniture & Furnishings (0.0%)
Kokuyo Co. Ltd. (d)	200	2,987

Healthcare (0.1%)
Terumo Corp. (d)	23,800	722,074

Holding Companies - Diversified (0.2%)
JFE Holdings, Inc. (d) (e)	66,700	2,072,318

Household Products (0.2%)
Kao Corp. (d)	77,000	1,844,501
Shiseido Co. Ltd. (d) (e)	51,200	821,448
Toto Ltd. (d) (e)	39,100	299,430

		2,965,379

Import & Export (0.7%)
Itochu Corp. (d) (e)	159,000	1,090,001
Marubenii Corp. (d)	201,000	942,193
Mitsubishi Corp. (d)	175,600	3,415,354
Mitsui & Co. Ltd. (d)	190,000	2,333,368
Sojitz Holdings Corp. (b) (d) (e)	29,067	159,377
Sumitomo Corp. (d)	121,000	1,352,863
Toyota Tsusho Corp. (d)	17,300	383,139

		9,676,295

Industrial (0.8%)
Ebara Corp. (d) (e)	40,300	165,763
Fanuc Co. Ltd. (d)	23,300	1,836,472
JGC Corp. (d) (e)	31,000	507,580
Kawasaki Heavy Industries Ltd. (d) (e)	174,000	454,572
Kubota Corp. (d)	93,000	676,703
Minebea Co. Ltd. (d)	54,000	211,331
Mitsubishi Heavy Industries Ltd. (d)	462,200	1,746,812

	Shares or Principal Amount	Value

JAPAN (continued)
Industrial (continued)
Nippon Steel Corp. (d)	925,000	$3,305,405
SMC Corp. (d)	7,600	1,011,568
THK Co. Ltd. (d)	14,500	327,296

		10,243,502

Insurance (0.6%)
Millea Holdings, Inc. (d)	190	3,437,938
Mitsui Sumito Insurance Co. (d)	170,900	2,188,728
T&D Holdings, Inc (d)	26,000	1,635,270
Yasuda Fire & Marine Insurance Co. Ltd. (d)	95,600	1,437,042

		8,698,978

Manufacturing (0.4%)
Amada Co. Ltd. (d)	36,000	275,076
Amano Corp. (d) (e)	29,000	477,647
Daido Steel Co. Ltd. (d) (e)	87,000	603,247
Ishikawajima-Harima Heavy Industries Co. Ltd. (b) (d) (e)	265,000	617,913
JSR Corp. (d)	31,000	730,881
Kobe Steel Ltd. (d) (e)	242,000	715,119
Komori Corp. (d) (e)	10,000	174,103
Koyo Seiko Co. Ltd. (d) (e)	13,000	208,906
Makita Corp. (d) (e)	2,000	46,434
Nisshin Steel Co. Ltd. (d)	119,900	380,680
NTN Corp. (d) (e)	55,800	378,924
Rinnai Corp. (d) (e)	200	4,763
Shimano, Inc. (d)	2,400	59,428
Sumitomo Heavy Industries Ltd. (d)	77,300	541,370

		5,214,491

Metals & Mining (0.4%)
Dowa Mining Co. Ltd. (d)	38,900	313,766
Mitsubishi Material Corp. (d) (e)	188,000	647,206
Mitsui Mining & Smelting Co. Ltd. (d)	84,000	479,963
Nippon Light Metal Co. Ltd. (d) (e)	2,000	5,298
Nippon Minings Holdings, Inc. (d)	104,000	772,274
NSK Ltd. (d) (e)	62,300	363,513

50	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Metals & Mining (continued)
Sumitomo Metal & Mining Corp. (d) (e)	101,000	$920,343
Sumitomo Metal Industries Ltd. (d) (e)	539,000	1,866,394

		5,368,757

Multi-Media (0.0%)
Tokyo Broadcasting System, Inc. (d)	3,900	110,264

Office Equipment & Supplies (0.0%)
Seiko Epson Corp. (d)	12,400	305,676

Paper Products (0.1%)
Nippon Unipac Holding (d) (e)	65	222,707
Oji Paper Ltd. (d) (e)	129,000	654,558

		877,265

Personal Care (0.0%)
Aderans Co. Ltd. (d)	14,700	392,888

Pharmaceuticals (1.2%)
Alfresa Holdings Corp. (d)	3,900	190,508
Chugai Pharmaceutical Ltd. (d) (e)	52,400	1,147,566
Daiichi Sankyo Co. Ltd. (b) (d) (e)	114,851	2,082,100
Eisai Co. (d) (e)	31,300	1,226,018
Kaken Pharmaceutical Co. Ltd. (d) (e)	45,000	319,425
Kyowa Hakko Kogyo Co. Ltd. (d) (e)	20,000	154,683
MEDICEO Holdings Co. Ltd. (d)	400	6,201
Santen Pharmaceutical Co. Ltd. (d) (e)	5,200	132,774
Shionogi & Co. (d) (e)	49,400	600,825
Suzuken Co. Ltd. (d)	1,300	39,756
Taisho Pharmacuetical Co. Ltd. (d) (e)	16,200	291,591
Takeda Chemical Industries Ltd. (d)	132,300	7,253,019
Tanabe Seiyaku Co. Ltd. (d)	6,000	57,791
Yamanouchi Pharmaceutical Co. Ltd. (d)	77,600	2,772,307

		16,274,564

	Shares or Principal Amount	Value

JAPAN (continued)
Photographic Products (0.3%)
Fuji Photo Film Ltd. (d)	76,500	$2,434,577
Konica Corp. (d)	69,900	579,944
Nikon Corp. (d) (e)	39,000	500,295
Olympus Optical Co. Ltd. (d) (e)	36,000	801,282

		4,316,098

Printing & Publishing (0.2%)
Dai Nippon Printing Co. Ltd. (d)	90,500	1,481,220
Toppan Printing Co. Ltd. (d)	85,000	820,266

		2,301,486

Railroads (0.6%)
Central Japan Railway Co. (d)	265	2,254,105
East Japan Railway Co. (d)	444	2,638,465
Keihin Electric Express Railway Co. Ltd. (d) (e)	12,000	76,744
Keisei Electric Railway Co. Ltd. (d) (e)	87,000	564,638
Kinki Nippon Railway Co. Ltd. (d) (e)	113,000	414,369
Odakyu Electric Railway Co. Ltd. (d) (e)	90,000	503,970
Tobu Railway Co. Ltd. (d)	45,000	192,785
West Japan Railway Co. (d)	300	1,063,846

		7,708,922

Real Estate (0.7%)
Daito Trust Construction Co. Ltd. (d) (e)	10,700	530,264
Japan Real Estate Investment Corp. (d)	73	556,491
Japan Retail Fund Investment Corp. (d)	39	282,265
MDI Corp. (d)	21,375	554,517
Mitsubishi Estate Co. (d) (e)	170,600	2,522,351
Mitsui Fudosan Co. Ltd. (d) (e)	127,700	2,090,824
Nippon Building Fund, Inc. (d) (e)	53	421,311
Nomura Real Estate Office Fund, Inc. (d) (e)	55	369,788
Sumitomo Realty & Development Co. Ltd. (d)	67,000	1,084,056
Tokyo Tatemono Co. Ltd. (d) (e)	55,000	456,342
Tokyu Land Corp. (d) (e)	80,000	636,618

		9,504,827

2005 Annual Report	51

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Resorts & Theme Parks (0.0%)
Oriental Land Co. Ltd. (d)	3,100	$172,601

Restaurants (0.0%)
Skylark Co. Ltd. (d)	1,500	24,762

Retail (0.9%)
Aeon Co. Ltd. (d)	74,000	1,537,808
Aoyama Trading Co., Inc. (d)	1,600	48,185
Autobacs Seven Co. Ltd. (d) (e)	10,800	441,672
Circle K Sunkus Co. Ltd. (d)	195	4,485
Citizen Watch Co. Ltd. (d) (e)	51,000	387,687
Daimaru, Inc. (The) (d) (e)	8,000	97,844
FamilyMart Co. Ltd. (d)	8,800	261,850
Isetan Co. Ltd. (d) (e)	36,000	648,601
Lawson, Inc. (d) (e)	4,300	165,060
Marui Co. (d)	62,400	1,035,336
Matsumotokiyoshi Co. Ltd. (d) (e)	6,100	184,202
Mitsukoshi Ltd. (d)	31,300	136,893
Ryohin Keikaku Co. Ltd. (d) (e)	6,200	413,472
Seven & I Holdings Co. Ltd. (b) (d)	111,759	3,648,803
Shimachu Co. Ltd. (d)	4,200	119,515
Shimamura Co. Ltd. (d) (e)	2,200	282,257
Takashimaya Co. (d) (e)	61,000	820,513
Tokyo Style Co. (d)	5,000	61,033
Uny Co. Ltd. (d)	18,100	225,642
Yamada Denki Co. Ltd. (d) (e)	14,300	1,263,292

		11,784,150

Schools (0.0%)
Benesse Corp. (d)	2,700	95,766

Semiconductors (0.2%)
Advantest Corp. (d) (e)	12,500	906,698
Rohm Co. (d)	15,200	1,232,127
Tokyo Electron Ltd. (d)	24,700	1,241,876

		3,380,701

Telecommunications (0.6%)
Hikari Tsushin, Inc. (d)	3,000	192,794
KDDI Corp. (d)	293	1,679,444

	Shares or Principal Amount	Value

JAPAN (continued)
Telecommunications (continued)
Nippon Telegraph & Telephone Corp. (d)	597	$2,854,157
NTT Docomo, Inc. (d)	2,205	3,808,557
Oki Electric Industry Co. Ltd. (d) (e)	74,000	230,779

		8,765,731

Textile Products (0.1%)
Mitsubishi Rayon Co. Ltd. (d)	57,000	265,017
Nisshinbo Industries, Inc. (d) (e)	21,900	215,537
Teijin Ltd. (d) (e)	119,000	708,772
Toyobo Co. Ltd. (d) (e)	116,000	293,790

		1,483,116

Tire & Rubber (0.1%)
Bridgestone Corp. (d)	86,500	1,767,119

Toys (0.1%)
Namco Bandai Holdings, Inc. (b) (d)	24,800	373,097
Sega Sammy Holdings, Inc. (d)	10,900	392,287
Sega Sammy Holdings, Inc. (b) (d)	10,900	392,396

		1,157,780

Transportation (0.3%)
Kamigumi Co. Ltd. (d)	14,000	115,413
Kawasaki Kisen Kaisha Ltd. (d) (e)	103,000	643,923
Mitsubishi Logistics Corp. (d) (e)	12,100	166,728
Mitsui O.S.K. Lines Ltd. (d) (e)	183,000	1,292,899
Nippon Express Co. Ltd. (d)	142,500	780,806
Seino Transportation Co. Ltd. (d) (e)	37,000	341,718
Tokyo Corp. (d)	124,400	679,959

		4,021,446

Utilities (1.1%)
Chubu Electric Power Co., Inc. (d) (e)	83,200	2,062,165
Electric Power Development Co. Ltd. (d) (e)	21,900	716,756

52	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

JAPAN (continued)
Utilities (continued)
Hokkaido Electric Power Co., Inc. (d)	19,200	$397,317
Kansai Electric Power, Inc. (d)	88,100	1,937,849
Kyushu Electric Power Co., Inc. (d)	53,600	1,150,270
Mitsubishi Electric Co. (d)	201,600	1,208,825
Osaka Gas Co. Ltd. (d)	227,000	830,139
Tohoku Electric Power Co. Ltd. (d) (e)	49,400	1,008,030
Tokyo Electric Power Co. Ltd. (d)	160,800	3,998,858
Tokyo Gas Ltd. (d) (e)	317,400	1,248,407

		14,558,616

		312,880,268

LUXEMBOURG (0.1%)
Steel (0.1%)
Arcelor (d)	76,462	1,815,490

NETHERLANDS (4.5%)
Banks (0.4%)
ABN Amro Holding NV (d)	235,317	5,565,438

Biotechnology (0.0%)
Qiagen NV (b) (d)	8,829	105,124

Business Services (0.0%)
Vedior NV (d)	9,495	126,825

Chemicals (0.2%)
Akzo Nobel NV (d) (e)	36,511	1,578,032
Koninklijke DSM NV (d)	43,033	1,544,957

		3,122,989

Commercial Services (0.0%)
Randstad Holding NV (d)	1,427	54,658

Computer Service (0.0%)
Getronics NV (d)	31,668	394,031

Diversified (0.1%)
Hagemeyer NV (b) (d) (e)	115,831	314,017
IHC Caland NV (d)	5,088	393,470

		707,487

	Shares or Principal Amount	Value

NETHERLANDS (continued)
Electronics & Electrical Equipment (0.4%)
Koninklijke Ahold NV (b) (d)	181,373	$1,265,442
Philips Electronics NV (d)	172,105	4,500,282

		5,765,724

Energy (1.1%)
Royal Dutch Shell PLC, Class A (d)	518,626	15,990,325

Financial Services (0.6%)
Euronext NV (d)	17,308	735,451
ING Groep NV (d)	238,103	6,866,488

		7,601,939

Food Products (0.6%)
Heineken NV (d)	37,387	1,184,787
Koninklijke Numico NV (b) (d)	22,837	924,850
Unilever NV CVA (d) (e)	77,029	5,419,472

		7,529,109

Insurance (0.2%)
Aegon NV (d)	186,858	2,817,610

Printing & Publishing (0.3%)
Elsevier NV (d)	99,202	1,335,943
Oce NV (d)	412	5,894
VNU NV (d)	49,753	1,583,077
Wolters Kluwer CVA (d)	43,102	799,588

		3,724,502

Real Estate (0.1%)
Corio NV (d)	6,189	351,433
Rodamco Europe NV (d)	3,638	289,635
Wereldhave NV (d)	1,758	170,043

		811,111

Semiconductors (0.2%)
ASML Holding NV (b) (d) (e)	89,982	1,523,539
STMicroelectronics NV (d)	97,945	1,612,907

		3,136,446

Telecommunications (0.2%)
KPN NV (d)	315,854	3,000,851

2005 Annual Report	53

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

NETHERLANDS (continued)
Transportation (0.1%)
TPG NV (d)	59,254	$1,397,168

		61,851,337

NEW ZEALAND (0.2%)
Airports (0.0%)
Auckland International Airport Ltd. (d) (e)	37,929	52,130

Building & Construction (0.0%)
Fletcher Building Ltd. (d)	37,470	206,073

Entertainment (0.0%)
Sky City Entertainment Group Ltd. (d)	63,632	202,354
Sky Network Television Ltd. (b) (d)	11,860	51,353

		253,707

Financial Services (0.0%)
Tower Ltd. (b) (d)	43,698	64,303

Healthcare (0.0%)
Fisher & Paykel Industries Ltd. (d)	121,168	295,019

Household Products (0.0%)
Fisher & Paykel Appliances Holdings Ltd. (d) (e)	38,164	86,157

Retail (0.0%)
Warehouse Group Ltd. (The) (d) (e)	20,915	57,187

Telecommunications (0.2%)
Telecom Corp. of New Zealand Ltd. (d) (e)	297,838	1,216,791

Utilities (0.0%)
Contact Energy Ltd. (d)	1,137	5,492

Waste Disposal (0.0%)
Waste Management NZ Ltd. (d)	68,528	282,998

		2,519,857

	Shares or Principal Amount	Value

NORWAY (0.8%)
Banks (0.1%)
DnB Holding ASA (d)	101,889	$1,041,506

Chemicals (0.0%)
Yara International ASA (d)	34,414	566,948

Energy (0.0%)
Petroleum Geo-Services ASA (b) (d)	210	5,286

Food Products (0.1%)
Orkla ASA (d)	29,096	1,020,710

Industrial (0.3%)
Norsk Hydro ASA (d)	22,922	2,275,613
Tomra Systems ASA (d) (e)	51,388	351,318

		2,626,931

Insurance (0.0%)
Storebrand ASA (d) (e)	60,122	552,530

Oil & Gas (0.2%)
Statoil ASA (d) (e)	86,071	1,911,249
Stolt Offshore SA (b) (d) (e)	22,993	238,783

		2,150,032

Paper Products (0.0%)
Norske Skogsindustrier ASA (d)	17,208	245,219

Printing & Publishing (0.0%)
Schibsted ASA (d) (e)	212	6,112

Shipping (0.0%)
Frontline Ltd. (d) (e)	11,986	476,655

Telecommunications (0.1%)
Tandberg ASA (d) (e)	20,487	201,470
Tandberg Television ASA (b) (d) (e)	20,950	261,022
Telenor ASA (d)	120,054	1,170,952

		1,633,444

		10,325,373

54	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

PORTUGAL (0.3%)
Automotive (0.0%)
Brisa-Auto Estradas SA (d) (e)	22,024	$174,163

Banks (0.0%)
Banco Commercial Portuguese SA (d) (e)	241,177	610,027
Banco Espirito Santo SA (d) (e)	2,616	41,383

		651,410

Building Products (0.0%)
CIMPOR-Cimentos de Portugal SGPS SA (d) (e)	27,513	148,359

Financial Services (0.0%)
BPI-SGPS SA (d)	41,125	174,965

Food Products (0.0%)
Jeronimo Martins SGPS SA (d)	22	317

Industrial (0.0%)
Sonae SGPS SA (d)	187,675	303,596

Telecommunications (0.2%)
Portugal Telecom SA (d) (e)	139,528	1,261,465
PT Multimedia-Servicos de Telecomunicacoes e Multimedia (b) (d)	5,274	56,332

		1,317,797

Utilities (0.1%)
Electricidade de Portugal SA (d)	291,994	826,117

		3,596,724

SINGAPORE (0.8%)
Aerospace & Defense (0.0%)
Singapore Tech Engineering Ltd. (d)	45,000	67,866

Airlines (0.0%)
Singapore Airlines Ltd. (d)	60,600	401,425

Banks (0.4%)
Development Bank of Singapore Ltd. (d)	170,100	1,540,233

	Shares or Principal Amount	Value

SINGAPORE (continued)
Banks (continued)
Oversea-Chinese Banking Corp. Ltd. (d)	423,600	$1,577,423
United Overseas Bank Ltd. (d)	175,600	1,433,901

		4,551,557

Beverages (0.0%)
Fraser & Neave Ltd. (d)	12,690	126,119

Defense (0.0%)
Sembcorp Marine (d) (e)	82,000	133,070

Distribution & Wholesale (0.0%)
Jardine Cycle & Carriage Ltd. (d)	11,804	73,419

Diversified (0.1%)
Haw Par Corporation Ltd. (d)	36,226	109,221
Keppel Corp. (d) (e)	109,000	748,018

		857,239

Energy (0.0%)
Singapore Petroleum Co. Ltd. (d)	400	1,139

Engineering (0.0%)
Sembcorp Industries Ltd. (d)	131,043	208,875

Finance (0.0%)
Singapore Exchange Ltd. (d)	111,100	177,573

Financial Services (0.0%)
Creative Technology Ltd. (d)	4,700	34,325

Healthcare (0.0%)
Parkway Holdings Ltd. (d)	239,000	280,262

Manufacturing (0.0%)
Venture Manufacturing Ltd. (d)	36,800	272,435

Printing & Publishing (0.1%)
Singapore Press Holdings Ltd. (d)	260,500	690,183

Property Trust (0.0%)
CapitaMall Trust (d)	2,000	2,734

2005 Annual Report	55

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SINGAPORE (continued)
Real Estate (0.1%)
Capitaland Ltd. (d)	187,897	$353,710
City Developments Ltd. (d)	109,000	568,397
Keppel Land Ltd. (d)	54,400	123,132
United Overseas Land Ltd. (d) (e)	166,120	229,550

		1,274,789

Semiconductors (0.0%)
Chartered Semiconductor Manufacturing Ltd. (b) (d)	266,000	166,486
ST Assembly Test Services Ltd. (b) (d) (e)	123,000	68,362

		234,848

Shipping (0.0%)
Singapore Post Ltd. (d)	327,221	220,426

Telecommunications (0.1%)
Datacraft Asia Ltd. (b) (d)	109,000	90,990
Singapore Telecommunications Ltd. (d)	839,109	1,156,342

		1,247,332

Transportation (0.0%)
ComfortDelgro Corp. Ltd. (d)	267,120	233,992
Cosco Corporation Singapore Ltd. (d) (e)	187,533	244,482

		478,474

		11,334,090

SPAIN (3.7%)
Advertising (0.0%)
Telefonica Publicidad e Informacion SA (d)	30,267	243,131

Agriculture (0.0%)
Azucarera Ebro Agricolas SA (d)	7,600	126,682

Airline Services (0.0%)
Iberia Lineas Aereas de Espana SA (d) (e)	71,865	180,090

	Shares or Principal Amount	Value

SPAIN (continued)
Banks (1.5%)
Banco Bilbao Vizcaya Argentaria SA (d) (e)	477,364	$8,416,880
Banco Popular Espanol SA (d) (e)	132,750	1,611,822
Banco Santander Central Hispanoamericano SA (d) (e)	744,410	9,478,192

		19,506,894

Broadcasting & Television (0.0%)
Antena 3 de Television SA (d) (e)	11,896	231,309
Sogecable SA (b) (d) (e)	6,801	258,535

		489,844

Building & Construction (0.2%)
Acciona SA (d)	3,749	410,274
ACS, Actividades de Construccion y Servicios SA (d) (e)	32,772	936,311
Fomento De Construcciones Y Contrates SA (d)	3,651	200,350
Grupo Ferrovial SA (d) (e)	12,455	920,106

		2,467,041

Computer Software & Services (0.0%)
Indra Sistemas SA (d)	23,297	477,286

Energy (0.3%)
Gamesa Corporacion Tecnologica SA (d)	16,006	222,228
Repsol SA (d) (e)	109,157	3,251,068

		3,473,296

Food Products (0.1%)
Altadis SA (d)	43,135	1,830,402

Hotels & Lodging (0.0%)
NH Hoteles SA (d)	26,318	394,301

Insurance (0.0%)
Corporacion Mapfre SA (d) (e)	15,188	265,943

Metals & Mining (0.0%)
Acerinox SA (d) (e)	28,375	371,828

56	Annual Report 2005

Common Stocks (continued)

6	Shares or Principal Amount	Value

SPAIN (continued)
Multimedia (0.0%)
Promotora de Informaciones SA (d)	950	$17,421

Pharmaceuticals (0.0%)
Zeltia SA (b) (d) (e)	2,938	20,791

Public Thoroughfares (0.0%)
Cintra Concesiones Infraestructuras de Transporte SA (d)	28,566	338,765

Railroads (0.1%)
Autopistas, Concesionaria Espanola SA (d) (e)	32,887	898,410

Real Estate (0.1%)
Inmobiliaria Colonial SA (d) (e)	8,921	518,327
Metrovacesa SA (d)	3,056	211,927
Vallehermoso SA (d)	8,302	220,008

		950,262

Retail (0.1%)
Industria de Diseno Textil SA (d)	33,253	984,421

Telecommunications (0.7%)
Telefonica SA (d)	590,990	9,432,357

Utilities (0.6%)
Endesa SA (d) (e)	145,137	3,603,269
Gas Natural SA (d) (e)	18,053	492,737
Iberdrola SA (d)	116,465	3,118,269
Union Electrica Fenosa SA (d) (e)	32,539	1,076,442

		8,290,717

Water Utility (0.0%)
Aquas De Barcelona (d)	214	4,936

		50,764,818

SWEDEN (2.2%)
Airlines (0.0%)
SAS AB (b) (d) (e)	16,950	185,902

	Shares or Principal Amount	Value

SWEDEN (continued)
Automotive (0.1%)
Scania AB, Class B (d)	11,984	$403,744
Volvo AB, Class A (d)	6,376	253,417
Volvo AB, Class B (d) (e)	30,104	1,238,543

		1,895,704

Banks (0.5%)
Nordea AB (d)	294,749	2,888,631
Skandiaviska Enskilda Banken AB (d)	75,379	1,406,574
Svenska Handelsbanken AB (d)	78,982	1,801,038

		6,096,243

Building & Construction (0.1%)
Assa Abloy AB (d)	42,048	602,390
Skanska AB (d)	50,656	709,683

		1,312,073

Commercial Services (0.1%)
Securitas AB (d)	51,908	789,282

Computer Software & Services (0.0%)
WM-data AB, Class B (d)	30,482	83,880

Engineering (0.0%)
Alfa Laval AB (d)	360	6,827

Finance (0.0%)
Om Gruppen AB (b) (d)	343	4,191

Financial Services (0.0%)
D. Carnegie & Co. AB (d)	6,653	81,065

Healthcare (0.0%)
Capio AB (b) (d)	249	4,303

Household Products (0.1%)
Electrolux AB, Class B (d)	47,546	1,109,401

Industrial (0.2%)
Atlas Copco AB, Class A (d)	51,774	946,643
Atlas Copco AB, Class B (d)	9,822	160,408
Sandvik AB (d)	33,295	1,602,730
Trelleborg AB, Class B (d)	6,975	107,036

		2,816,817

2005 Annual Report	57

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

SWEDEN (continued)
Insurance (0.1%)
Skandia Forsakrings AB (d) (e)	168,039	$838,349

Medical Instruments (0.0%)
Elekta AB, Class B (d)	1,188	18,135
Getinge AB, Class B (d)	27,252	340,760

		358,895

Medical Products (0.0%)
Gambro AB (d)	7,239	102,340
Gambro AB, Class B (d)	364	5,123

		107,463

Metal Fabricate & Hardware (0.0%)
SSAB Svenskt Stal AB (d)	239	7,135

Metals (0.1%)
Hoganas AB (d)	68	1,423
SKF AB, Class B (d)	77,406	977,318

		978,741

Oil & Gas (0.0%)
Lundin Petroleum AB (b) (d)	25,291	255,473

Paper Products (0.1%)
Billerud (d) (e)	13,113	150,292
Holmen AB (d)	246	7,174
Svenska Cellusoa (d)	34,663	1,169,936

		1,327,402

Personal Care (0.0%)
Oriflame Cosmetics SA SDR (d)	12,368	319,230

Printing & Publishing (0.0%)
Eniro AB (d) (e)	21,666	237,029

Real Estate (0.0%)
Castellum AB (d)	4,060	140,803
Fabege AB (d)	10,145	171,471
Wihlborgs Fastigheter AB (b) (d)	2,029	43,595

		355,869

	Shares or Principal Amount	Value

SWEDEN (continued)
Retail (0.1%)
Axfood AB (d)	66	$1,651
Hennes & Mauritz AB (d)	60,912	1,977,385

		1,979,036

Telecommunications (0.7%)
Ericsson SA (d)	1,956,877	6,414,286
Tele2 AB, Class B (d) (e)	44,099	418,433
Telia AB (d)	241,187	1,179,961

		8,012,680

Television (0.0%)
Modern Times Group AB, Class B (b) (d) (e)	7,762	297,530

Tobacco (0.0%)
Swedish Match AB (d)	45,328	515,129

		29,975,649

SWITZERLAND (6.1%)
Aerospace & Defense (0.0%)
Unaxis Holdings AG (b) (d)	2,440	327,534

Banks (0.6%)
Credit Suisse Group (d)	184,918	8,181,407

Building & Construction (0.1%)
Geberit AG (d)	281	194,756
Holcim Ltd. (d)	24,720	1,539,558

		1,734,314

Chemicals (0.2%)
Ciba Specialty Chemicals AG (d)	10,222	587,170
Clariant AG (b) (d)	35,039	467,547
Lonza Group AG (d)	6,003	346,062
Syngenta AG (d)	18,213	1,956,453

		3,357,232

Commercial Services (0.1%)
Adecco SA (d)	21,200	904,660
SGS Societe Generale de Surveillance Holdings SA (d)	356	262,418

		1,167,078

58	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

SWITZERLAND (continued)
Computers (0.0%)
Logitech International SA (b) (d)	9,465	$358,854

Electronics & Electrical Equipment (0.1%)
ABB Ltd. (b) (d)	253,703	1,967,997

Food Products (1.4%)
Nestle SA (d)	57,743	17,198,077

Industrial (0.0%)
Rieter Holding AG (d)	689	196,763

Insurance (0.5%)
Swiss Re (d)	45,990	3,105,097
Zurich Financial Services AG (d)	21,469	3,661,838

		6,766,935

Manufacturing (0.0%)
Schindler Holding AG (d)	67	25,549
Sulzer AG (d)	506	243,376

		268,925

Medical Products (0.1%)
Nobel Biocare Holding AG (d)	3,805	877,428
Phonak Holding AG (d)	7,874	328,429
Straumann Holding AG (d)	366	85,362
Synthes, Inc. (d)	6,048	640,609

		1,931,828

Pharmaceuticals (2.6%)
Givaudan (d)	994	640,739
Novartis AG (d)	340,955	18,342,935
Roche Holding AG-Genusscheine (d) (e)	99,349	14,847,154
Serono SA (d)	1,126	728,833

		34,559,661

Real Estate (0.0%)
PSP Swiss Property AG (b) (d)	547	23,808

Retail (0.3%)
Compagnie Finacnce Richemont AG (d)	75,119	2,858,511
Swatch Group AG (d)	1,531	43,519

	Shares or Principal Amount	Value

SWITZERLAND (continued)
Retail (continued)
Swatch Group AG, Class B (d)	5,059	$701,967
Valora Holding AG (d)	16	2,855

		3,606,852

Semiconductors (0.0%)
Micronas Semiconductor Holding AG (b) (d)	5,729	194,243

Telecommunications (0.1%)
Kudelski SA (d)	6,733	238,752
Swisscom AG (d)	3,461	1,138,770

		1,377,522

Travel Services (0.0%)
Kuoni Reisen Holding AG (b) (d)	49	18,405

		83,237,435

UNITED KINGDOM (24.0%)
Advertising (0.1%)
Aegis Group PLC (d)	88,316	194,715
WPP Group PLC (d)	184,904	1,816,185

		2,010,900

Aerospace & Defense (0.3%)
British Aerospace PLC (d)	511,241	2,991,188
Cobham PLC (b) (d)	59,320	161,739
Meggitt PLC (d)	10,610	56,825
Rolls-Royce Group PLC (d)	236,965	1,531,455

		4,741,207

Airlines (0.2%)
BAA PLC (d)	172,282	1,871,527
British Airways PLC (b) (d)	107,706	575,432

		2,446,959

Automotive (0.0%)
GKN PLC (d)	136,323	671,625

Banks (5.0%)
Barclays PLC (d)	904,087	8,958,606
HBOS PLC (d)	527,845	7,796,614
HSBC Holdings PLC (d)	1,524,225	23,946,039
MAN Group PLC (d)	47,111	1,284,749

2005 Annual Report	59

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Banks (continued)
Royal Bank of Scotland Group PLC (d)	427,000	$11,823,078
UBS AG (d)	150,406	12,826,278

		66,635,364

Brewery (0.2%)
SABMiller PLC (d)	96,048	1,811,927
Scottish & Newcastle PLC (d)	123,302	1,020,419

		2,832,346

Building & Construction (0.3%)
Berkeley Group Holdings PLC (b) (d)	5,255	80,917
BICC Group PLC (d)	13,400	72,393
BPB PLC (d)	93,047	1,204,090
George Wimpey PLC (d)	59,866	433,762
Hanson PLC (d)	118,439	1,200,392
Persimmon PLC (d)	49,827	760,407
Pilkington PLC (d)	22,657	61,485
Taylor Woodrow PLC (d)	118,671	657,849
Travis Perkins PLC (d)	5,944	146,248

		4,617,543

Building-Heavy Construction (0.0%)
Bellway (d)	518	7,975

Chemicals (0.2%)
BOC Group PLC (d)	80,194	1,580,800
Imperial Chemical Industries PLC (d)	117,817	599,917

		2,180,717

Commercial Services (0.2%)
Aggreko PLC (d)	1,063	4,500
Brambles Industries PLC (d)	127,543	737,321
Capita Group PLC (d)	124,002	856,018
Davis Service Group PLC (d)	777	6,272
Intertek Group PLC (d)	716	9,033
Rentokil Initial PLC (d)	335,037	910,612

		2,523,756

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Computer Software & Services (0.1%)
Hays PLC (d)	297,710	$603,668
Logica PLC (d)	114,474	287,849
Mysis PLC (d)	73,826	268,030
Sage Group PLC (The) (d)	139,899	531,376

		1,690,923

Consumer Products (0.2%)
Reckitt Benckiser PLC (d)	82,118	2,481,014

Diversified (0.0%)
Serco Group PLC (d)	8,159	38,310
Tompkins PLC (d)	117,869	549,813

		588,123

Electronics & Electrical Equipment (0.0%)
Electrocomponents PLC (d)	21,600	87,184
Premier Farnell PLC (d)	1,751	4,309

		91,493

Energy (3.7%)
BG PLC (d)	506,658	4,456,777
BP Amoco PLC (d)	2,891,136	32,023,736
BP PLC ADR (d)	100	6,640
Royal Dutch Shell PLC, Class A (d)	48,936	1,517,859
Royal Dutch Shell PLC, Class B (d)	375,107	12,234,925

		50,239,937

Engineering (0.1%)
AMEC PLC (d)	12,280	74,132
Barratt Developments PLC (d)	49,454	662,294

		736,426

Entertainment (0.5%)
British Sky Broadcasting Group PLC (d)	181,253	1,635,873
Carnival PLC (d)	17,207	872,491
EMI Group PLC (d)	125,468	475,738
Enterprise Inns PLC (d)	56,399	778,405
Hilton Group PLC (d)	245,473	1,475,068

60	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Entertainment (continued)
Rank Group PLC (d)	83,940	$439,917
William Hill PLC (d)	80,443	761,173

		6,438,665

Financial Services (0.7%)
3I Group PLC (d)	102,381	1,373,540
Amvescap PLC (d)	111,302	698,941
Cattles PLC (d)	5,991	29,010
Close Brothers Group PLC (d)	4,089	55,501
ICAP PLC (d)	13,720	83,921
Lloyds TSB Group PLC (d)	805,495	6,586,448
London Stock Exchange PLC (d)	60,073	602,360
Provident Financial PLC (d)	16,900	179,505

		9,609,226

Food Products (1.4%)
Cadbury Schweppes PLC (d)	309,754	3,052,114
Diageo PLC (d)	422,198	6,235,470
Tate & Lyle PLC (d)	67,947	557,533
Tesco PLC (d)	1,010,964	5,382,660
Unilever PLC (d)	351,239	3,553,182

		18,780,959

Healthcare (0.8%)
AstraZeneca Group PLC (d)	230,208	10,297,193
Smith & Nephew PLC (d)	131,657	1,113,589

		11,410,782

Hotels & Motels (0.1%)
InterContinental Hotels Group PLC (d)	85,648	1,070,369

Import/Export (0.1%)
Wolseley PLC (d)	98,390	2,001,382

Industrial (0.2%)
BBA Group PLC (d)	19,247	99,189
FKI PLC (d)	88,765	160,277
IMI PLC (d)	36,934	276,936
Invensys PLC (b) (d)	866,880	199,387
Smiths Industries PLC (d)	99,272	1,603,673

		2,339,462

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Insurance (0.7%)
Aviva PLC (d)	312,864	$3,694,340
Friends Provident PLC (d)	311,361	971,373
Legal & General Group PLC (d)	865,138	1,643,035
Prudential PLC (d)	350,446	2,939,891
Royal & Sun Alliance Insurance Group PLC (d)	404,653	688,803

		9,937,442

Investment Companies (0.0%)
Schroders PLC (d)	715	10,876

Manufacturing (0.0%)
Cookson Group PLC (b) (d)	868	4,884

Medical Products (0.0%)
Alliance Unichem PLC (d)	34,795	474,652
SSL International PLC (d)	6,270	29,253

		503,905

Metals & Mining (1.3%)
Anglo American PLC (d)	185,496	5,489,999
BHP Billiton PLC (d)	350,069	5,150,877
Corus Group PLC (d)	458,227	388,123
Johnson Matthey PLC (d)	37,336	773,476
Rio Tinto PLC (d)	140,855	5,365,973

		17,168,448

Paper Products (0.1%)
Bunzl PLC (d)	62,479	625,140
Rexam PLC (d)	88,049	750,132

		1,375,272

Pharmaceuticals (1.5%)
Glaxosmithkline PLC (d)	790,838	20,566,967

Printing & Publishing (0.5%)
Daily Mail & General Trust (d)	19,616	217,438
De La Rue PLC (d)	672	4,638
EMAP PLC (d)	35,709	517,324
Pearson PLC (d)	120,989	1,345,372
Reed International PLC (d)	199,707	1,824,024
Reuters Group PLC (d)	178,134	1,132,073

2005 Annual Report	61

Statement of Investments (Continued)

October 31, 2005

Gartmore International Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Printing & Publishing (continued)
Trinity Mirror PLC (d)	17,945	$189,132
United Business Media PLC (d)	67,192	637,902
Yell Group PLC (d)	135,288	1,059,764

		6,927,667

Railroads (0.0%)
FirstGroup PLC (d)	60,756	352,536

Real Estate (0.3%)
British Land Co. PLC (d)	84,486	1,331,168
Great Portland Estates PLC (d)	9,539	63,303
Hammerson PLC (d)	19,420	306,727
Land Securities Group PLC (d)	75,153	1,848,262
Liberty International PLC (d)	32,382	533,409
Slough Estates PLC (d)	29,358	263,529

		4,346,398

Restaurants (0.2%)
Compass Group PLC (d)	347,399	1,169,003
Mitchells & Butlers PLC (d)	77,725	499,242
Whitbread PLC (d)	30,582	508,971

		2,177,216

Retail (0.9%)
Boots Group PLC (d)	139,365	1,518,873
Dixons Group PLC (d)	260,912	665,073
Great Universal Stores PLC (d)	145,985	2,177,250
HMV Group PLC (d)	1,813	6,040
Inchcape PLC (d)	3,136	114,454
J. Sainsbury PLC (d)	212,700	1,050,614
Kesa Electricals PLC (d)	58,819	249,990
Kingfisher PLC (d)	383,071	1,437,734
Marks & Spencer PLC (d)	258,256	1,909,002
MFI Furniture Group PLC (d)	150,310	218,294
Next PLC (d)	57,560	1,359,196
Punch Taverns PLC (d)	30,274	391,924
Signet Group PLC (d)	264,519	476,188

		11,574,632

Security Services (0.0%)
Group 4 Securicor PLC (d)	114,996	306,542

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Semiconductors (0.0%)
Arm Holdings PLC (d)	215,874	$414,163

Telecommunications (2.1%)
BT Group PLC (d)	1,264,472	4,759,471
Cable & Wireless PLC (d)	332,034	677,052
Marconi Corp. PLC (b) (d)	8,908	58,749
Vodafone Group PLC (d)	8,629,278	22,653,579

		28,148,851

Television (0.1%)
ITV PLC (d)	470,632	866,682

Tobacco (0.7%)
British American Tobacco PLC (d)	213,405	4,695,557
Gallaher Group PLC (d)	104,449	1,622,799
Imperial Tobacco Group PLC (d)	99,484	2,850,640

		9,168,996

Transportation (0.2%)
Arriva PLC (d)	881	8,996
Associated British Ports Holdings PLC (d)	18,435	178,779
Exel PLC (d) (e)	55,478	1,184,856
National Express Group PLC (d)	3,527	51,352
Peninsular & Oriental Steam Navigation Co. (d)	136,869	979,049
Stagecoach Group PLC (d)	71,971	136,628

		2,539,660

Utilities (1.0%)
Centrica PLC (d)	569,087	2,405,211
International Power PLC (d)	239,102	981,790
National Grid Group PLC (d)	388,101	3,549,402
Scottish & Southern Energy PLC (d)	119,917	2,080,496
Scottish Power PLC (d)	268,095	2,623,546
Severn Trent PLC (d)	47,956	812,378
United Utilities PLC (d)	120,349	1,328,646

		13,781,469

62	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

UNITED KINGDOM (continued)
Water/Sewer (0.0%)
Kelda Group PLC (d)	52,042	$641,226

		326,960,985

Total Common Stocks		1,308,678,445

Cash Equivalents (1.7%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $23,358,699)	$23,356,169	23,356,169

Total Cash Equivalents		23,356,169

Preferred Stocks (0.0%)
GERMANY (0.0%)
Automotive (0.0%)
Volkswagen AG, 3.29% (d)	7,914	321,105

Healthcare (0.0%)
Fresenius Medical Care AG, 1.72% (d)	749	57,517

Television (0.0%)
ProSiebenSat.1 Media AG, 2.03% (d) (e)	13,440	231,328

Utilities (0.0%)
RWE AG, 3.10% (d)	891	49,462

Total Preferred Stocks		659,412

Rights (0.0%)

	Shares or Principal Amount	Value

SINGAPORE (0.0%)
Property Trust (0.0%)
CapitaMall Trust (c) (d)	2,000	$0

UNITED KINGDOM (0.0%)
Computer Software/Services (0.0%)
LogicaCMG PLC (d)	57,237	34,441

Total Rights		34,441

WARRANTS (0.0%)
HONG KONG (0.0%)
Chemicals (0.0%)
Kingboard Chemical Holding Ltd., Expires 12/31/06 (b) (d)	80	21

Real Estate (0.0%)
Hopewell Holdings Ltd., Expires 08/05/06 (b) (d)	7,158	1,191

Total Warrants		1,212

Short-Term Securities Held as Collateral for
Securities Lending (13.3%)
Pool of short-term securities for Gartmore Mutual Funds —note 2 (Securities Lending)	$180,683,964	180,683,964

Total Short-Term Securities Held as Collateral for Securities Lending		180,683,964

Total Investments (Cost $1,275,030,712) (a) — 111.0%		1,513,413,643

Liabilities in excess of other assets — (11.0)%		(151,636,068)

NET ASSETS — 100.0%		$1,361,777,575

2005 Annual Report	63

Statement of Investments (Continued)

October 31, 2005

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon the procedures adopted by the Board of Trustees.
(d)	Fair Valued Security
(e)	All or part of the security was on loan as of October 31, 2005.
SDR	Special Drawing Rights

At October 31, 2005, the Fund’s open forward foreign currency contracts were as follows:

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australia Dollar	11/07/05	$757,977	$754,766	$3,211
British Pound	11/07/05	5,035,126	5,052,343	(17,217)
Euro	11/07/05	4,472,224	4,459,338	12,886
Japanese Yen	11/07/05	2,572,014	2,545,190	26,824
Swedish Krone	11/07/05	426,767	421,052	5,715
Swiss Franc	11/07/05	1,243,217	1,245,958	(2,741)

Total Short Contracts		$14,507,325	$14,478,647	$28,678

Currency	Delivery Date	Contract Value	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts:
Australia Dollar	11/07/05	$1,899,942	$1,886,168	$(13,774)
British Pound	11/07/05	12,409,084	12,458,318	49,234
Danish Kroner	11/07/05	8,034	8,034	0
Euro	11/07/05	16,187,272	16,165,099	(22,173)
Hong Kong Dollar	11/07/05	161,254	161,255	1
Japanese Yen	11/07/05	6,412,634	6,311,383	(101,251)
Norwegian Krone	11/07/05	27,872	27,678	(194)
Singapore Dollar	11/07/05	53,155	53,163	8
Swedish Krone	11/07/05	1,104,893	1,085,936	(18,957)
Swiss Franc	11/07/05	4,125,801	4,129,905	4,104

Total Long Contracts		$42,389,941	$42,286,939	$(103,002)

At October 31, 2005, the Fund’s open long futures contracts were as follows:

	Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contract	Unrealized Appreciation (Depreciation)
Australia	45	S&P ASX 200 Index	12/16/05	$3,748,907	$(58,585)
Europe	10	DAX Index	12/16/05	1,475,998	13,673
Europe	346	DJ Euro Stoxx 50	12/16/05	13,744,308	(183,870)
Europe	1	S&P MIB 30 Index	12/16/05	196,334	(9,105)
Hong Kong	26	Hang Seng Index	11/30/05	2,412,302	(6,098)
Japan	123	Topix Index	12/09/05	15,323,481	886,921
Sweden	169	OMX Index	11/25/05	1,875,218	24,871
United Kingdom	111	FTSE 100 Index	12/16/05	10,455,853	(38,875)

				$49,232,401	$628,932

*	Cash pledged as collateral

See notes to financial statements.

64	Annual Report 2005

Gartmore Mid Cap Market Index Fund

For the annual period ended Oct. 31, 2005, the Gartmore Mid Cap Market Index Fund (Class A at NAV) returned 16.94% versus 17.65% for its benchmark, the S&P MidCap 400 Index. For broader comparison, the average return for the Fund’s Lipper peer category of Mid-Cap Core Funds was 14.91%.

The reporting period was a strong one for the U.S. mid-cap equity market. As a result of several factors–the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–the mid-cap equity market experienced most of its gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter, released during January, came in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit. The mid-cap equity market was able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the mid-cap equity market resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 a barrel, continued to trade above $50 a barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter 2005 corporate earnings came in strong; a rebound in the mid-cap equity market occurred in May and continued through July.

The mid-cap equity market lost steam in August, however, due to several events, including terrorism overseas, two devastating hurricanes in the U.S. Gulf Coast, oil prices that reached $70 per barrel, a strong dollar and increasing interest rates. Improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September.

Portfolio Manager:

Fund Asset Management, L.P.-Subadviser

2005 Annual Report	65

Fund Performance	Gartmore Mid Cap Market Index Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	16.94%	6.61%	8.75%
	w/SC3	10.19%	5.35%	7.65%
Class B4	w/o SC2	16.15%	5.97%	8.19%
	w/SC5	11.15%	5.65%	8.07%
Class C6	w/o SC2	16.13%	5.95%	8.18%
	w/SC7	15.13%	5.95%	8.18%
Institutional Class[8]		17.41%	7.06%	9.22%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on December 29, 1999.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (5/25/01) include performance based on the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for this class has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Class A for the period through May 24, 2001 and the Fund’s Class B shares for the period from May 25, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Mid Cap Market Index Fund, the S&P MidCap 400 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

66	Annual Report 2005

Shareholder Expense Example	Gartmore Mid Cap Market Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Mid Cap Market Index Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,110.70	$3.72	0.71%
	Hypothetical	[1]	$1,000.00	$1,021.48	$3.56	0.71%
Class B	Actual		$1,000.00	$1,106.60	$6.89	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%
Class C	Actual		$1,000.00	$1,106.60	$6.89	1.32%
	Hypothetical	[1]	$1,000.00	$1,018.45	$6.63	1.32%
Institutional Class	Actual		$1,000.00	$1,113.00	$1.68	0.32%
	Hypothetical	[1]	$1,000.00	$1,023.41	$1.61	0.32%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	67

Portfolio Summary	Gartmore Mid Cap Market Index Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	84.3%
Cash Equivalents	14.9%
Other Investments*	18.4%
Liabilities in excess of Other Assets**	-17.6%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Utilities	6.3%
Healthcare	6.0%
Retail	6.0%
Oil & Gas	5.9%
Computer Software & Services	5.2%
Insurance	5.1%
Banks	4.0%
Electronics	3.9%
Financial Services	3.9%
Real Estate Investment Trusts	2.8%
Other Industries	50.9%

100.0%

Top Holdings***
Legg Mason, Inc.	1.0%
SanDisk Corp.	0.9%
Peabody Energy Corp.	0.8%
Whole Foods Market, Inc.	0.8%
Pioneer Natural Resources Co.	0.6%
Noble Energy, Inc.	0.6%
ENSCO International, Inc.	0.6%
Smith International, Inc.	0.6%
Harman International Industries, Inc.	0.5%
Precision Castparts Corp.	0.5%
Other Holdings	93.3%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

68	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Mid Cap Market Index Fund

Common Stocks (84.3%)

	Shares or Principal Amount	Value

Aerospace & Defense (0.8%)
Alliant Techsystems, Inc. (b) (c)	30,500	$2,141,710
Precision Castparts Corp.	107,500	5,091,200
Sequa Corp. (b) (c)	5,960	367,732

		7,600,642

Agricultural Products (0.1%)
Universal Corp. (c)	20,040	750,298

Airlines (0.3%)
AirTran Holdings, Inc. (b) (c)	65,500	979,880
Alaska Air Group, Inc. (b) (c)	21,700	684,201
JetBlue Airways Corp. (b) (c)	78,150	1,454,372

		3,118,453

Amusement & Recreation (0.2%)
Callaway Golf Co. (c)	57,200	815,100
International Speedway Corp.	30,400	1,571,072

		2,386,172

Auction House & Art Dealer (0.2%)
Adesa, Inc.	71,000	1,519,400

Auto Parts & Equipment (1.2%)
Advance Auto Parts, Inc. (b)	87,000	3,262,499
ArvinMeritor, Inc. (c)	54,460	872,994
Bandag, Inc. (c)	11,500	488,750
BorgWarner Automotive, Inc.	45,320	2,628,107
Gentex Corp. (c)	125,180	2,355,888
Lear Corp. (c)	54,820	1,669,817
Modine Manufacturing Co. (c)	25,900	856,254

		12,134,309

Automotive (0.2%)
Carmax, Inc. (b)	84,700	2,275,889

Banks (4.0%)
Associated Banc Corp.	109,321	3,411,908
Astoria Financial Corp.	76,320	2,133,144
Cathay Bancorp, Inc.	48,300	1,883,217
City National Corp.	34,900	2,560,962
Colonial Bancgroup, Inc.	122,740	2,988,719
Cullen/Frost Bankers, Inc.	37,080	1,958,566
FirstMerit Corp. (c)	65,680	1,731,982
Greater Bay Bancorp (c)	41,880	1,050,769

	Shares or Principal Amount	Value

Banks (continued)
Independence Community Bank Corp.	59,635	$2,358,564
IndyMac Bancorp, Inc. (c)	51,600	1,926,228
Mercantile Bankshare Corp.	65,450	3,688,763
New York Community Bancorp, Inc. (c)	197,414	3,192,184
SVB Financial Group (b) (c)	29,020	1,442,584
TCF Financial Corp.	96,000	2,601,600
Texas Regional Bancshares, Inc. (c)	34,300	1,006,019
Washington Federal, Inc. (c)	66,012	1,517,616
Webster Financial Corp.	43,000	1,985,310
West America Bancorp (c)	24,720	1,317,823
Wilmington Trust Corp. (c)	53,400	2,024,394

		40,780,352

Biotechnology (0.8%)
Millenium Pharmaceuticals, Inc. (b)	243,963	2,224,943
Protein Design Labs, Inc. (b) (c)	86,220	2,415,884
Valeant Pharmaceuticals International (c)	76,100	1,305,876
Vertex Pharmaceuticals, Inc. (b) (c)	80,480	1,830,920

		7,777,623

Broadcasting (0.3%)
Emmis Communications Corp. (b) (c)	30,000	587,100
Entercom Communications Corp. (b)	33,080	955,020
Westwood One, Inc.	59,080	1,092,980

		2,635,100

Business Services (2.4%)
Acxiom Corp. (c)	66,440	1,417,830
Catalina Marketing Corp. (c)	35,900	935,554
Ceridian Corp. (b)	118,540	2,597,211
CheckFree Corp. (b)	71,700	3,047,250
ChoicePoint, Inc. (b)	71,920	3,039,339
Corporate Executive Board Co. (The)	33,400	2,760,176
CSG Systems International, Inc. (b) (c)	41,080	965,791

2005 Annual Report	69

Statement of Investments (Continued)

October 31, 2005

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Business Services (continued)
Fair Issac Corp.	52,450	$2,190,312
Gartner Group, Inc. (b) (c)	52,080	627,043
Harte-Hanks, Inc.	50,740	1,298,944
Kelly Services, Inc. (c)	18,775	519,692
Korn/Ferry International (b) (c)	30,000	516,600
Manpower, Inc.	71,360	3,231,181
MPS Group, Inc. (b) (c)	79,040	984,048

		24,130,971

Chemicals (2.2%)
Airgas, Inc. (c)	53,900	1,523,753
Albemarle Corp. (c)	33,700	1,182,533
Cabot Corp. (c)	48,900	1,667,979
Chemtura Corp.	189,700	2,029,790
Cytec Industries, Inc.	33,900	1,400,070
Ferro Corp. (c)	35,400	631,536
FMC Corp. (b)	29,560	1,609,246
Lubrizol Corp.	52,480	2,182,643
Lyondell Chemical Co.	168,081	4,504,572
Minerals Technologies, Inc.	17,240	921,650
Olin Corp. (c)	60,160	1,075,661
RPM, Inc. (c)	92,400	1,720,488
Valspar Corp. (c)	81,200	1,790,460

		22,240,381

Communication Equipment (2.0%)
Adtran, Inc. (c)	56,300	1,703,075
Cincinnati Bell, Inc. (b) (c)	186,500	738,540
CommScope, Inc. (b) (c)	42,520	829,990
Harman International Industries, Inc.	53,300	5,322,539
Harris Corp.	108,180	4,446,198
Plantronics, Inc. (c)	38,900	1,161,165
Polycom, Inc. (b)	79,500	1,216,350
Powerwave Technologies, Inc. (b) (c)	84,520	947,469
Telephone & Data Systems, Inc.	44,200	1,671,644
Telephone & Data Systems, Inc., Special Shares	41,100	1,485,765
Utstarcom, Inc. (b) (c)	85,100	469,752

		19,992,487

	Shares or Principal Amount	Value

Computer Hardware (0.3%)
National Instruments Corp. (c)	47,030	$1,124,017
Western Digital Corp. (b)	170,400	2,061,840

		3,185,857

Computer Software & Services (5.2%)
3COM Corp. (b)	303,620	1,168,937
Activision, Inc. (b)	218,221	3,441,350
Advent Software, Inc. (b) (c)	14,969	459,848
Anteon International Corp. (b) (c)	26,100	1,179,720
Avocent Corp. (b)	40,200	1,232,532
Cadence Design Systems, Inc. (b)	221,980	3,547,240
CDW Corp. (c)	52,340	2,949,359
Cognizant Technology Solutions Corp. (b)	110,740	4,870,345
DST Systems, Inc. (b)	58,240	3,268,429
F5 Networks, Inc. (b) (c)	31,200	1,623,336
GameStop Corp. (b) (c)	51,200	1,816,576
Henry (Jack) & Associates, Inc. (c)	61,500	1,105,770
Ingram Micro, Inc. (b)	103,000	1,864,300
Macromedia, Inc. (b)	60,100	2,639,592
Macrovision Corp. (b) (c)	42,520	801,077
McAfee, Inc. (b)	134,100	4,027,023
McData Corp. (b) (c)	122,400	588,744
Mentor Graphics Corp. (b)	57,500	475,525
RSA Security, Inc. (b) (c)	57,400	654,360
SanDisk Corp. (b) (c)	147,100	8,662,719
SRA International, Inc., Class A (b)	34,300	1,125,726
Sybase, Inc. (b) (c)	71,800	1,597,550
Synopsys, Inc. (b)	113,820	2,156,889
Transaction Systems Architects, Inc. (b) (c)	28,900	780,589
Wind River Systems, Inc. (b) (c)	60,400	791,240

		52,828,776

Construction (1.8%)
Beazer Homes USA, Inc. (c)	38,000	2,202,100
Dycom Industries, Inc. (b) (c)	30,700	611,851
Granite Construction, Inc. (c)	27,660	943,483
Hovnanian Enterprises, Inc. (b) (c)	30,020	1,350,600

70	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction (continued)
Jacobs Engineering Group, Inc. (b)	45,980	$2,931,225
Martin Marietta Materials, Inc.	38,400	3,030,144
Ryland Group, Inc. (The)	38,400	2,584,320
Thor Industries, Inc. (c)	30,100	982,163
Toll Brothers, Inc. (b)	96,200	3,550,741

		18,186,627

Consumer & Commercial Services (1.7%)
Alliance Data Systems Corp. (b)	54,600	1,941,576
Career Education Corp. (b)	81,360	2,895,602
Corinthian Colleges, Inc. (b) (c)	72,680	904,139
Deluxe Corp. (c)	40,073	1,335,633
DeVry, Inc. (b) (c)	45,100	1,019,260
Dun & Bradstreet Corp. (b)	53,660	3,397,752
MoneyGram International, Inc. (c)	65,800	1,598,940
Quanta Services, Inc. (b) (c)	91,300	1,049,037
Rent-A-Center, Inc. (b)	58,700	1,057,774
Rollins, Inc. (c)	27,865	529,992
Sotheby’s Holdings, Inc. (b)	36,400	566,748
United Rentals, Inc. (b) (c)	57,000	1,115,490

		17,411,943

Consumer Products (1.4%)
Blyth Industries, Inc. (c)	24,840	453,082
Church & Dwight, Inc. (c)	50,500	1,770,025
Energizer Holdings, Inc. (b)	58,300	2,943,567
Furniture Brands International, Inc. (c)	45,100	818,565
Lancaster Colony Corp.	22,140	887,593
Mohawk Industries Co. (b)	44,040	3,437,321
Scotts Miracle-Gro Co. (The) (c)	19,460	1,708,393
Timberland Co., Class A (b)	47,000	1,323,050
Tupperware Corp. (c)	46,533	1,067,002

		14,408,598

Containers & Packaging (0.3%)
Packaging Corp. of America (c)	55,620	1,128,530
Sonoco Products Co.	77,700	2,198,910

		3,327,440

Electric & Electronic Equipment (0.1%)
Mine Safety Appliances Co.	25,500	1,068,195

	Shares or Principal Amount	Value

Electronics (3.9%)
Amphenol Corp., Class A	69,800	$2,789,906
Arrow Electronics, Inc. (b)	92,900	2,741,479
Atmel Corp. (b) (c)	336,400	827,544
Avnet, Inc. (b)	114,778	2,645,633
Cabot Microelectronics Corp. (b) (c)	21,428	629,983
Credence Systems Corp. (b) (c)	74,260	571,802
Cree, Inc. (b) (c)	61,788	1,485,384
Cypress Semiconductor Corp. (b) (c)	111,700	1,519,120
Hubbell, Inc.	47,300	2,277,968
Integrated Device Technology, Inc. (b) (c)	165,010	1,630,299
International Rectifier Corp. (b) (c)	56,600	1,674,794
Intersil Corp.	123,200	2,804,032
Kemet Corp. (b) (c)	64,460	446,063
Lam Research Corp. (b)	112,160	3,784,278
Lattice Semiconductor Corp. (b) (c)	80,160	351,101
Micrel, Inc. (b) (c)	58,400	584,000
Microchip Technology, Inc.	169,672	5,119,005
Newport Corp. (b) (c)	31,200	406,848
Plexus Corp. (b) (c)	32,200	568,974
RF Micro Devices, Inc. (b) (c)	148,000	775,520
SPX Corp.	61,020	2,625,080
Thomas & Betts Corp. (b)	45,048	1,753,268
TriQuint Semiconductor, Inc. (b) (c)	98,605	414,141
Vishay Intertechnology, Inc. (b) (c)	146,530	1,661,650

		40,087,872

Energy (0.3%)
MDU Resources Group, Inc.	93,850	3,094,235

Financial Services (3.9%)
AmeriCredit Corp. (b)	115,100	2,572,485
Bank of Hawaii Corp.	41,500	2,132,270
BISYS Group, Inc. (The) (b)	94,700	1,200,796
Certegy, Inc.	48,900	1,831,794
Commerce Bancorp, Inc. (c)	135,840	4,139,045
Eaton Vance Corp. (c)	101,600	2,528,824

2005 Annual Report	71

Statement of Investments (Continued)

October 31, 2005

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (Continued)

	Shares or Principal Amount	Value

Financial Services (continued)
Edwards (A.G.), Inc.	62,500	$2,645,000
Investors Financial Services Corp. (c)	54,684	2,087,835
Jefferies Group, Inc. (c)	39,700	1,685,662
Labranche & Co., Inc. (b) (c)	50,300	479,862
Legg Mason, Inc.	90,970	9,761,990
PMI Group, Inc.	71,700	2,859,396
Raymond James Financial, Inc. (c)	49,420	1,681,763
SEI Investments Co. (c)	54,440	2,112,272
Waddell & Reed Financial, Inc. (c)	62,900	1,206,422

		38,925,416

Food & Beverage (2.1%)
Dean Foods Co. (b)	121,298	4,384,923
Hormel Foods Corp.	61,820	1,965,876
J.M. Smucker Co.	48,371	2,211,038
PepsiAmericas, Inc.	55,000	1,282,600
Sensient Technologies Corp. (c)	35,580	629,410
Smithfield Foods, Inc. (b)	78,600	2,324,988
Tootsie Roll Industries, Inc. (c)	23,538	713,201
Whole Foods Market, Inc.	54,480	7,852,203

		21,364,239

Gaming (0.5%)
Boyd Gaming Corp.	36,800	1,518,000
GTECH Holdings Corp.	100,500	3,199,920

		4,717,920

Healthcare (6.0%)
Apria Healthcare Group, Inc. (b)	40,900	943,563
Beckman Coulter, Inc.	50,340	2,479,748
Cephalon, Inc. (b)	47,600	2,170,084
Community Health Systems, Inc. (b)	70,300	2,608,833
Covance, Inc. (b)	49,880	2,426,662
Cytyc Corp. (b)	90,040	2,282,514
Dentsply International, Inc.	62,680	3,456,175
Edwards Lifesciences Corp. (b)	49,000	2,027,620
Health Net, Inc. (b)	92,240	4,320,522
Henry Schein, Inc. (b) (c)	68,480	2,714,547
LifePoint Hospitals, Inc. (b)	44,560	1,742,296
Lincare Holdings, Inc. (b)	80,380	3,283,523

	Shares or Principal Amount	Value

Healthcare (continued)
Omnicare, Inc.	86,700	$4,690,470
PacifiCare Health Systems, Inc. (b)	70,900	5,839,323
Par Pharmaceutical Cos., Inc. (b) (c)	29,200	755,696
Perrigo Co. (c)	71,300	953,281
Renal Care Group, Inc. (b)	54,150	2,536,928
Sepracor, Inc. (b)	85,500	4,809,375
Steris Corp.	52,280	1,192,507
Triad Hospitals, Inc. (b)	69,713	2,867,296
Universal Health Services, Inc. (c)	46,800	2,206,152
Varian Medical Systems, Inc. (b)	105,900	4,824,804

		61,131,919

Insurance (5.1%)
Allmerica Financial Corp. (b)	42,200	1,607,820
American Financial Group, Inc. (c)	40,600	1,387,708
AmerUs Group Co. (c)	32,000	1,891,840
Arthur J. Gallagher & Co. (c)	77,400	2,277,108
Brown & Brown, Inc. (c)	46,860	2,545,904
Everest Re Group Ltd.	50,480	5,020,236
Fidelity National Financial, Inc.	139,975	5,243,464
Fidelity National Title Group, Inc., Class A	24,495	532,766
First American Financial Corp.	74,820	3,278,612
HCC Insurance Holdings, Inc. (c)	84,390	2,531,700
Horace Mann Educators Corp. (c)	32,300	626,943
Leucadia National Corp. (c)	68,530	2,944,049
Mercury General Corp. (c)	30,400	1,837,680
Ohio Casualty Corp. (c)	51,600	1,407,648
Old Republic International Corp.	146,230	3,788,819
Protective Life Corp.	57,500	2,520,800
Radian Group, Inc. (c)	69,500	3,620,950
Stancorp Financial Group, Inc.	23,300	2,145,930
Unitrin, Inc.	39,200	1,803,200
W.R. Berkley Corp.	92,350	4,035,695

		51,048,872

Machinery (0.6%)
AGCO Corp. (b) (c)	72,400	1,157,676
Graco, Inc.	55,370	1,897,530

72	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Machinery (continued)
Tecumseh Products Co. (c)	15,600	$314,028
Zebra Technologies Corp., Class A (b)	58,640	2,527,970

		5,897,204

Manufacturing (2.7%)
Ametek, Inc.	55,400	2,256,442
Brink’s Co. (The)	46,680	1,833,124
Carlisle Cos., Inc.	26,040	1,736,608
Crane Co.	41,466	1,283,787
Diebold, Inc.	58,600	2,117,804
Donaldson Co., Inc.	57,680	1,802,500
Federal Signal Corp. (c)	39,800	645,556
Flowserve Corp. (b) (c)	42,920	1,502,200
Harsco Corp.	33,000	2,120,250
Hillenbrand Industry, Inc. (c)	47,600	2,192,932
Nordson Corp. (c)	24,800	921,816
Pentair, Inc.	82,760	2,688,872
Teleflex, Inc. (c)	32,220	2,132,642
Trinity Industries, Inc. (c)	34,800	1,324,140
Varian, Inc. (b)	27,860	1,024,412
York International Corp.	35,300	1,980,683

		27,563,768

Medical Products (0.8%)
Gen-Probe, Inc. (b)	41,700	1,703,028
INAMED Corp. (b)	28,900	2,054,790
Intuitive Surgical, Inc. (b) (c)	29,000	2,573,170
Techne Corp. (b) (c)	31,900	1,729,618

		8,060,606

Medical Services (0.6%)
Charles River Laboratories International, Inc. (b)	55,874	2,445,046
Invitrogen Corp. (b) (c)	42,100	2,677,139
Martek Biosciences Corp. (b) (c)	25,700	793,359

		5,915,544

Metals (0.6%)
Kennametal, Inc.	32,000	1,635,520
MSC Industrial Direct Co., Class A	50,600	1,931,908
Timken Co. (The)	69,900	1,982,364

		5,549,792

	Shares or Principal Amount	Value

Mining (1.5%)
Arch Coal, Inc. (c)	52,640	$4,056,965
Joy Global, Inc.	65,300	2,995,311
Peabody Energy Corp.	106,140	8,295,902

		15,348,178

Office Equipment & Supplies (0.5%)
Herman Miller, Inc.	55,200	1,513,032
HNI Corp.	43,870	2,145,243
Reynolds & Reynolds Co.	45,000	1,194,300

		4,852,575

Oil & Gas (5.9%)
Cooper Cameron Corp. (b)	44,940	3,313,426
Denbury Resources, Inc. (b) (c)	46,600	2,033,158
ENSCO International, Inc.	122,960	5,605,746
FMC Technologies, Inc. (b) (c)	55,862	2,036,729
Forest Oil Corp. (b)	46,000	2,009,280
Grant Prideco, Inc. (b)	102,820	3,998,670
Hanover Compressor Co. (b) (c)	68,100	875,766
Helmerich & Payne, Inc.	41,700	2,310,180
Newfield Exploration Co. (b)	102,700	4,655,391
Noble Energy, Inc.	141,100	5,651,055
Patterson-UTI Energy, Inc.	138,940	4,742,022
Pioneer Natural Resources Co.	116,460	5,828,823
Plains Exploration & Production Co. (b)	62,501	2,437,539
Pogo Producing Co. (c)	49,800	2,514,900
Pride International, Inc. (b)	124,900	3,505,943
Smith International, Inc.	171,840	5,567,616
Tidewater, Inc. (c)	50,520	2,321,899

		59,408,143

Optical Supplies (0.2%)
Advanced Medical Optics, Inc. (b)	55,346	1,974,745

Paper & Forest Products (0.6%)
Bowater, Inc. (c)	47,100	1,248,150
Glatfelter Co. (c)	30,400	413,136
Longview Fibre Co. (c)	39,440	741,472
Potlatch Corp.	24,600	1,100,358
Rayonier, Inc.	59,880	2,289,212

		5,792,328

2005 Annual Report	73

Statement of Investments (Continued)

October 31, 2005

Gartmore Mid Cap Market Index Fund (Continued)

Common Stocks (Continued)

	Shares or Principal Amount	Value

Pharmaceuticals (1.0%)
Barr Pharmaceuticals, Inc. (b)	86,145	$4,949,030
IVAX Corp. (b)	176,318	5,033,879

		9,982,909

Photography / Imaging (0.1%)
Imation Corp.	28,480	1,219,229

Publishing & Printing (1.3%)
American Greetings Corp., Class A (c)	55,800	1,408,950
Banta Corp. (c)	20,900	1,052,106
Belo Corp., Class A	81,520	1,760,832
Lee Enterprises, Inc. (c)	35,380	1,387,250
Media General, Inc.	17,800	938,950
Reader’s Digest Association (c)	77,500	1,187,300
Scholastic Corp. (b) (c)	31,100	1,012,305
Valassis Communications, Inc. (b) (c)	39,200	1,225,000
Washington Post Co. (c)	4,863	3,622,935

		13,595,628

Real Estate Investment Trusts (2.8%)
AMB Property Corp.	67,720	2,991,870
Developers Diversified Realty Corp.	88,200	3,852,576
Highwood Properties, Inc.	45,660	1,288,069
Hospitality Properties Trust	55,860	2,217,642
Liberty Property Trust	71,300	2,972,497
Macerich Co. (The)	49,700	3,194,219
Mack-Cali Realty Corp.	48,900	2,085,585
New Plan Excel Realty Trust (c)	85,860	1,973,921
Regency Centers Corp.	51,700	2,878,139
United Dominion Realty Trust, Inc.	109,600	2,425,448
Weingarten Realty Investors	66,200	2,354,072

		28,234,038

Restaurants (1.1%)
Applebee’s International, Inc.	64,400	1,411,004
Bob Evans Farms, Inc. (c)	29,800	667,818
Brinker International, Inc. (b)	69,850	2,662,682
CBRL Group, Inc.	39,400	1,367,180
Cheesecake Factory, Inc. (The) (b) (c)	61,850	2,122,692

	Shares or Principal Amount	Value

Restaurants (continued)
Outback Steakhouse, Inc.	55,700	$2,097,662
Ruby Tuesday, Inc. (c)	52,100	1,141,511

		11,470,549

Retail (6.0%)
99 Cents Only Stores (b) (c)	44,033	424,918
Abercrombie & Fitch Co.	70,333	3,656,613
Aeropostale, Inc. (b) (c)	42,500	830,450
American Eagle Outfitters Ltd.	108,374	2,552,208
Anntaylor Stores Corp. (b)	60,190	1,460,811
Barnes & Noble, Inc.	46,340	1,675,654
BJ’s Wholesale Club, Inc. (b)	54,400	1,549,312
Borders Group, Inc. (c)	56,195	1,103,108
Chico’s FAS, Inc. (b)	146,180	5,779,958
Claire’s Stores, Inc.	77,660	2,023,043
Copart, Inc. (b) (c)	59,100	1,382,349
Dollar Tree Stores, Inc. (b)	83,950	1,809,962
Fastenal Co. (c)	51,620	3,620,111
Foot Locker, Inc.	126,500	2,459,160
Michael’s Stores, Inc.	108,740	3,597,119
O’Reilly Automotive, Inc. (b) (c)	88,046	2,482,897
Pacific Sunwear of California, Inc. (b)	61,900	1,548,738
Payless ShoeSource, Inc. (b) (c)	55,295	1,015,769
PETsMART, Inc.	116,360	2,734,460
Pier 1 Imports, Inc. (c)	72,540	748,613
Polo Ralph Lauren Corp.	49,400	2,430,480
Regis Corp.	35,920	1,377,891
Ross Stores, Inc.	119,640	3,235,066
Ruddick Corp.	31,500	693,315
Saks, Inc. (b) (c)	113,500	2,060,025
Tech Data Corp. (b)	48,660	1,685,582
Urban Outfitters, Inc. (b)	91,600	2,595,028
Williams Sonoma, Inc. (b)	92,340	3,611,417

		60,144,057

Schools (0.5%)
Education Management Corp. (b)	56,200	1,733,208
ITT Educational Services, Inc. (b)	32,140	1,776,699
Laureate Education, Inc. (b) (c)	40,680	2,009,592

		5,519,499

74	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Semiconductors (0.6%)
Fairchild Semiconductor International, Inc. (b)	92,720	$1,427,888
MEMC Electronic Materials, Inc. (b)	127,800	2,292,732
Semtech Corp. (b) (c)	55,530	837,392
Silicon Laboratories, Inc. (b)	37,840	1,217,313

		5,775,325

Shipping & Transportation (2.3%)
Alexander & Baldwin, Inc.	35,300	1,727,582
C.H. Robinson Worldwide, Inc.	139,160	4,906,782
CNF Transportation, Inc.	41,440	2,331,829
Expeditors International of Washington, Inc.	86,520	5,249,167
GATX Corp. (c)	41,900	1,565,803
Hunt (J.B.) Transport Services, Inc.	106,700	2,071,047
Overseas Shipholding Group, Inc. (c)	25,300	1,204,280
Swift Transportation Co., Inc. (b) (c)	45,910	837,858
Werner Enterprises, Inc. (c)	46,105	826,202
Yellow Roadway Corp. (b)	45,162	2,052,613

		22,773,163

Steel (0.2%)
Steel Dynamics, Inc. (c)	29,200	904,324
Worthington Industries, Inc.	59,687	1,200,902

		2,105,226

Utilities (6.3%)
AGL Resources, Inc.	61,440	2,162,074
Alliant Energy Corp.	91,400	2,417,530
Aqua America, Inc. (c)	75,545	2,559,465
Aquila, Inc. (b)	300,337	1,063,193
Black Hills Corp. (c)	27,900	1,159,803
DPL, Inc.	106,570	2,746,309
Duquesne Light Holdings, Inc. (c)	66,600	1,111,554
Energy East Corp.	120,520	2,874,402
Equitable Resources, Inc.	99,400	3,841,810
Great Plains Energy, Inc. (c)	60,200	1,728,342
Hawaiian Electric Industries, Inc. (c)	64,900	1,710,115

	Shares or Principal Amount	Value

Utilities (continued)
Idacorp, Inc. (c)	35,200	$1,016,224
National Fuel Gas Co.	64,900	1,956,086
Northeast Utilities	100,800	1,833,552
NSTAR (c)	85,720	2,331,584
Oklahoma Gas & Electric Co. (c)	70,600	1,818,656
Oneok, Inc.	83,780	2,407,837
Pepco Holdings, Inc.	149,594	3,214,775
PNM, Inc. (c)	57,950	1,469,033
Puget Energy, Inc.	94,900	2,034,656
Questar Corp.	68,900	5,425,874
Scana Corp.	92,379	3,664,675
Sierra Pacific Resources (b)	152,680	1,977,206
Vectren Corp. (c)	58,260	1,581,759
Westar Energy, Inc.	70,950	1,567,995
Western Gas Resources, Inc.	48,200	2,087,060
WGL Holdings, Inc. (c)	41,200	1,280,496
Wisconsin Energy Corp.	93,300	3,529,539
WPS Resources Corp. (c)	30,600	1,669,536

		64,241,140

Veterinary Diagnostics (0.2%)
VCA Antech, Inc. (b) (c)	63,400	1,635,720

Waste Disposal (0.6%)
Republic Services, Inc.	102,860	3,636,101
Stericycle, Inc. (b) (c)	36,460	2,098,638

		5,734,739

Total Common Stocks		850,924,091

Cash Equivalents (14.9%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $150,482,992)	$150,466,691	150,466,691

Total Cash Equivalents		150,466,691

2005 Annual Report	75

Statement of Investments (Continued)

October 31, 2005

Gartmore Mid Cap Market Index Fund Fund (Continued)

Short-Term Securities Held as Collateral for

Securities Lending (18.4%)

	Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$185,502,716	$185,502,716

Total Short-Term Securities Held as Collateral for Securities Lending		185,502,716

Total Investments (Cost $1,068,090,920) (a) — 117.6%		1,186,893,498

Liabilities in excess of other assets — (17.6)%		(178,005,625)

NET ASSETS — 100.0%		$1,008,887,873

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.

At October 31, 2005, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contracts	Unrealized Appreciation (Depreciation)
444	S&P400	12/16/05	$156,066,000	$(2,833,982)

*	Cash pledged as collateral.

See notes to financial statements.

76	Annual Report 2005

Gartmore S&P 500 Index Fund

For the annual period ended Oct. 31, 2005, the Gartmore S&P 500 Index Fund (Class A at NAV) returned 8.11% versus 8.72% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of S&P 500 Index Objective Funds was 8.14%.

The reporting period was strong for the U.S. large-cap equity market. As a result of several factors–the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–the large-cap equity market experienced most of its gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter, released during January, came in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit. The large-cap equity market was able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the large-cap equity market resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 a barrel, continued to trade above $50 a barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter corporate earnings came in strong; a rebound in the large-cap equity market occurred in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.

U.S. equity markets regained momentum in July, despite several negative events, such as terrorism overseas, two devastating hurricanes in the U.S. Gulf Coast, oil prices reaching $70 per barrel, a strong dollar and increasing interest rates. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September.

Portfolio Manager:

Fund Asset Management, L.P.-Subadviser

2005 Annual Report	77

Fund Performance	Gartmore S&P 500 Index Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC3	8.11%	-2.26%	1.83%
	w/SC4	1.93%	-3.41%	1.01%
Class B2	w/o SC3	7.45%	-2.91%	1.30%
	w/SC5	2.45%	-3.29%	1.30%
Class C6	w/o SC3	7.44%	-2.92%	1.29%
	w/SC7	6.44%	-2.92%	1.29%
Institutional Service Class[2,9]		8.29%	-2.17%	1.83%
Institutional Class[8,9]		8.55%	-1.93%	2.11%
Local Fund Shares[9]		8.45%	-2.01%	1.98%
Service Class[2,9]		8.06%	-2.33%	1.65%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on July 24, 1998.

[2]	These returns for the period prior to the creation of a particular class include the performance of the Fund’s Local Fund Shares. These returns were achieved prior to the creation of Class A and Class B shares (12/29/99) and Service Class and Institutional Service Class shares (11/2/98). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Service Class and Institutional Service Class shares would have produced because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class A, Class B, Service Class and Institutional Service Class would have been lower.

[3]	These returns do not reflect the effects of sales charges (SC).

[4]	A 5.75% front-end sales charge was deducted.

[5]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Fund’s Local Fund Shares for the period through December 28, 1999 and the Fund’s Class B shares for the period from December 29, 1999 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	These returns until the creation of the Institutional Class shares (12/29/99) include the performance of the Fund’s Local Fund shares. The returns have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because Institutional Class shares invest in the same portfolio of securities as Local Fund Shares.

[9]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Local Fund Shares of the Gartmore S&P 500 Index Fund, the S&P 500 Index(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

78	Annual Report 2005

Shareholder Expense Example	Gartmore S&P 500 Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

October 31, 2005

S&P 500 Index Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,049.70	$2.59	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.47	$2.56	0.51%
Class B	Actual		$1,000.00	$1,046.80	$6.24	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%
Class C	Actual		$1,000.00	$1,045.80	$6.24	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.90	$6.18	1.23%
Institutional Service Class	Actual		$1,000.00	$1,050.40	$2.44	0.48%
	Hypothetical	[1]	$1,000.00	$1,022.62	$2.41	0.48%
Institutional Class	Actual		$1,000.00	$1,051.70	$1.17	0.23%
	Hypothetical	[1]	$1,000.00	$1,023.86	$1.15	0.23%
Local Fund Shares	Actual		$1,000.00	$1,051.20	$1.53	0.30%
	Hypothetical	[1]	$1,000.00	$1,023.51	$1.51	0.30%
Service Class	Actual		$1,000.00	$1,048.80	$3.20	0.63%
	Hypothetical	[1]	$1,000.00	$1,021.88	$3.16	0.63%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	79

Portfolio Summary	Gartmore S&P 500 Index Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	95.9%
Cash Equivalents	3.6%
Other Investments*	7.0%
Liabilities in excess of Other Assets**	-6.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Oil & Gas	7.2%
Healthcare	6.4%
Banks	6.2%
Computer Software & Services	5.6%
Drugs	5.0%
Insurance	4.9%
Retail	4.8%
Electrical Equipment	3.9%
Financial	3.2%
Telecommunications	3.0%
Utilities	2.8%
Other Industries	47.0%

100.0%

Top Holdings***
General Electric Co.	3.2%
Exxon Mobil Corp.	3.1%
Microsoft Corp.	2.1%
Citigroup, Inc.	2.1%
Procter & Gamble Co.	1.7%
Johnson & Johnson Co.	1.6%
Bank of America Corp.	1.5%
American International Group, Inc.	1.5%
Pfizer, Inc.	1.4%
Altria Group, Inc.	1.4%
Other Holdings	80.4%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

80	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore S&P 500 Index Fund

Common Stocks (95.9%)

	Shares or Principal Amount	Value

Advertising Services (0.0%)
Interpublic Group of Cos., Inc. (The) (b) (c)	91,478	$944,968

Aerospace & Defense (1.8%)
Boeing Co. (The)	193,871	12,531,821
General Dynamics Corp.	47,231	5,492,965
Goodrich Corp.	27,751	1,000,979
Lockheed Martin Corp.	89,622	5,427,508
Northrop Grumman Corp.	84,276	4,521,407
Raytheon Co.	102,487	3,786,895
Rockwell Collins, Inc.	41,341	1,894,245
United Technologies Corp.	242,056	12,412,632

		47,068,452

Agriculture (0.1%)
Monsanto Co.	63,290	3,987,903

Airlines (0.3%)
FedEx Corp.	71,602	6,582,372
Southwest Airlines Co.	170,276	2,726,119

		9,308,491

Alcoholic Beverages (0.4%)
Anheuser-Busch Cos., Inc.	183,434	7,568,487
Brown-Forman Corp., Class B (c)	23,871	1,511,989
Constellation Brands, Inc. (b) (c)	45,200	1,064,008
Molson Coors Brewing Co., Class B (c)	16,370	1,010,029

		11,154,513

Analytical Instruments (0.1%)
Applera Corp.-Applied Biosystems Group (c)	44,971	1,091,446
Waters Corp. (b)	27,171	983,590

		2,075,036

Apparel (0.2%)
Nike, Inc., Class B	48,136	4,045,831
Reebok International Ltd. (c)	12,175	694,584

		4,740,415

Apparel & Accessories (0.2%)
Coach, Inc. (b)	89,400	2,876,892
Liz Claiborne, Inc. (c)	25,311	890,947
V.F. Corp.	23,406	1,222,964

		4,990,803

	Shares or Principal Amount	Value

Appliances & Household Durables (0.1%)
Maytag Corp.	17,665	$304,191
Newell Rubbermaid, Inc. (c)	57,042	1,311,396

		1,615,587

Auto Parts & Equipment (0.2%)
AutoNation, Inc. (b) (c)	52,491	1,043,521
Dana Corp. (c)	35,401	265,862
Genuine Parts Co.	40,016	1,775,510
Ingersoll Rand Co.	77,852	2,942,027
Snap-On, Inc. (c)	12,870	463,577

		6,490,497

Automobiles (0.4%)
Ford Motor Co. (c)	448,996	3,735,647
General Motors Corp. (c)	137,356	3,763,554
PACCAR, Inc.	39,596	2,772,512
Visteon Corp. (b) (c)	30,287	252,291

		10,524,004

Banks (6.2%)
AmSouth Bancorp (c)	82,452	2,080,264
Bank of America Corp.	949,006	41,509,522
Bank of New York Co., Inc.	183,644	5,746,221
BB&T Corp.	125,073	5,295,591
Bear Stearns Cos., Inc.	25,767	2,726,149
Compass Bancshares, Inc. (c)	29,233	1,425,401
Fifth Third Bancorp	126,504	5,081,666
Huntington Bancshares, Inc. (c)	54,320	1,263,483
J.P. Morgan Chase & Co.	830,501	30,412,947
KeyCorp	93,472	3,013,537
M&T Bank Corp. (c)	21,561	2,319,532
Mellon Financial Corp.	97,722	3,096,810
National City Corp.	137,253	4,423,664
North Fork Bancorp, Inc.	106,166	2,690,246
Northern Trust Corp.	46,936	2,515,770
PNC Bank Corp.	67,301	4,085,844
Regions Financial Corp. (c)	105,107	3,421,233
State Street Corp. (c)	78,077	4,312,193
SunTrust Banks, Inc.	85,626	6,206,172
Synovus Financial Corp. (c)	70,417	1,934,355
U.S. Bancorp	431,703	12,769,775
Wachovia Corp.	372,755	18,831,583
Zions Bancorp (c)	20,820	1,529,645

		166,691,603

2005 Annual Report	81

Statement of Investments (Continued)

October 31, 2005

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Biotechnology (0.0%)
Chiron Corp. (b) (c)	29,881	$1,318,947

Broadcast Media & Cable Television (0.7%)
Clear Channel Communications, Inc.	128,100	3,896,802
Comcast Corp. Special, Class A (b)	50,800	1,392,428
Comcast Corp., Class A (b)	467,875	13,020,961

		18,310,191

Business Services (0.3%)
Cintas Corp.	34,501	1,399,705
Compuware Corp. (b)	86,207	697,415
Convergys Corp. (b) (c)	33,082	537,583
Monster Worldwide, Inc. (b) (c)	23,731	778,614
NCR Corp. (b)	43,790	1,323,334
Pitney Bowes, Inc.	53,296	2,242,695

		6,979,346

Chemicals (0.2%)
Millipore Corp. (b) (c)	12,025	736,171
Praxair, Inc.	74,032	3,657,920
Sigma Aldrich Corp. (c)	16,025	1,020,793

		5,414,884

Communications Equipment (1.6%)
CIENA Corp. (b) (c)	107,908	255,742
Citizens Communications Co.	84,836	1,038,393
Corning, Inc. (b)	347,022	6,971,672
JDS Uniphase Corp. (b) (c)	470,254	987,533
Motorola, Inc.	583,128	12,922,116
Tellabs, Inc. (b)	120,252	1,149,609
Verizon Communications, Inc.	653,180	20,581,702

		43,906,767

Computer Equipment (1.8%)
American Power Conversion Corp.	42,031	899,043
Dell Computer Corp. (b)	566,258	18,052,305
EMC Corp. (b)	562,287	7,849,527
Gateway, Inc. (b) (c)	64,362	183,432
Hewlett Packard Co.	676,690	18,974,387
Network Appliance, Inc. (b) (c)	79,384	2,171,946

		48,130,640

	Shares or Principal Amount	Value

Computer Integrated Systems Design (0.0%)
Avaya, Inc. (b) (c)	93,319	$1,075,035

Computer Software & Services (5.6%)
Adobe Systems, Inc. (c)	115,542	3,726,230
Affiliated Computer Services, Inc., Class A (b) (c)	29,141	1,576,820
Automatic Data Processing, Inc.	134,178	6,260,745
BMC Software, Inc. (b) (c)	51,156	1,002,146
Cisco Systems, Inc. (b)	1,509,509	26,340,932
Citrix Systems, Inc. (b)	39,071	1,077,187
Computer Associates International, Inc. (c)	114,738	3,209,222
Electronic Data Systems Corp. (c)	117,962	2,749,694
First Data Corp.	186,252	7,533,893
Fiserv, Inc. (b) (c)	44,166	1,929,171
Intuit, Inc. (b) (c)	42,831	1,967,228
Mercury Interactive Corp. (b) (c)	20,120	699,975
Microsoft Corp.	2,177,089	55,951,186
Novell, Inc. (b) (c)	82,972	632,247
NVIDIA Corp. (b) (c)	44,061	1,478,247
Oracle Corp. (b)	895,238	11,351,618
Parametric Technology Corp. (b)	54,751	356,429
Siebel Systems, Inc.	119,303	1,234,786
Sun Microsystems, Inc. (b)	803,482	3,213,928
Symantec Corp. (b)	282,274	6,732,235
Symbol Technologies, Inc. (c)	56,636	470,079
Unisys Corp. (b)	79,862	408,095
Yahoo!, Inc. (b)	298,348	11,029,926

		150,932,019

Computers & Hardware (1.6%)
Apple Computer, Inc. (b)	195,174	11,240,071
International Business Machines Corp.	376,910	30,861,390
Lexmark International, Inc. (b)	29,401	1,220,730

		43,322,191

Conglomerates (0.8%)
Illinois Tool Works, Inc.	52,147	4,419,980
ITT Industries, Inc.	20,130	2,045,208
Johnson Controls, Inc.	44,786	3,047,687
Tyco International Ltd.	472,900	12,479,831

		21,992,706

82	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Construction & Building Materials (0.4%)
Centex Corp.	32,481	$2,090,152
Fluor Corp.	20,485	1,302,846
KB Home (c)	20,330	1,328,566
Pulte Corp.	53,882	2,036,201
Sherwin Williams Co.	29,986	1,275,904
Vulcan Materials Co. (c)	23,276	1,512,940

		9,546,609

Construction & Housing (0.2%)
Lennar Corp.	37,467	2,082,416
Masco Corp.	101,527	2,893,519

		4,975,935

Construction Machinery (0.3%)
Caterpillar, Inc.	159,964	8,412,507

Consumer Durable (0.3%)
Black & Decker Corp.	18,465	1,516,530
Danaher Corp. (c)	60,247	3,138,869
Fortune Brands, Inc.	34,286	2,604,707
Whirlpool Corp.	18,125	1,422,813

		8,682,919

Consumer Finance (2.1%)
Citigroup, Inc.	1,221,188	55,905,987

Consumer Non-Cyclical (2.5%)
Alberto Culver Co., Class B	16,020	695,428
Avon Products, Inc. (c)	112,017	3,023,339
Clorox Co. (The) (c)	35,486	1,920,502
Colgate-Palmolive Co.	122,608	6,493,320
Ecolab, Inc. (c)	51,611	1,707,292
International Flavor and Fragrances, Inc. (c)	18,740	618,233
Kimberly-Clark Corp.	112,587	6,399,445
Pall Corp.	27,591	721,781
Procter & Gamble Co.	811,903	45,458,448

		67,037,788

Containers (0.1%)
Ball Corp.	25,730	1,012,990
Bemis Co., Inc. (c)	25,096	663,036
Sealed Air Corp. (b) (c)	19,597	985,925

		2,661,951

	Shares or Principal Amount	Value

Credit Reporting Services (0.1%)
Moody’s Corp. (c)	63,602	$3,387,443

Data Processing & Reproduction (0.1%)
Computer Sciences Corp. (b) (c)	41,381	2,120,776

Dental Supplies & Equipment (0.1%)
Patterson Companies, Inc. (b) (c)	33,500	1,386,230

Distribution (0.2%)
SYSCO Corp.	143,033	4,564,183

Diversified Chemicals (1.3%)
Air Products & Chemicals, Inc.	52,366	2,997,430
Ashland, Inc.	15,525	830,743
E.I. du Pont de Nemours and Co. (c)	234,350	9,770,052
Eastman Chemical Co. (c)	18,560	979,226
Engelhard Corp. (c)	27,091	736,875
Hercules, Inc. (b) (c)	19,821	220,806
Occidental Petroleums Corp.	95,427	7,527,282
Rohm & Haas Co. (c)	40,677	1,770,670
The Dow Chemical Co.	224,490	10,295,110

		35,128,194

Drugs (5.0%)
Amerisource Bergen Corp. (c)	24,326	1,855,344
Amgen Corp. (b)	291,448	22,080,100
Biogen, Inc. (b)	79,972	3,249,262
Eli Lilly & Co.	267,791	13,333,314
Express Scripts, Inc. (b) (c)	34,220	2,580,530
Forest Laboratories, Inc. (b)	80,132	3,037,804
Genzyme Corp. (b)	60,551	4,377,837
Gilead Sciences, Inc. (b)	107,300	5,069,925
Laboratory Corp. of America Holdings (b)	31,000	1,495,750
Medimmune, Inc. (b) (c)	58,161	2,034,472
Merck & Co., Inc.	520,076	14,676,545
Mylan Laboratories, Inc.	53,251	1,022,952
Pfizer, Inc.	1,740,934	37,847,906
Schering Plough Corp.	347,827	7,074,801
Wyeth	316,772	14,115,360

		133,851,902

Educational Services (0.1%)
Apollo Group, Inc. (b) (c)	36,926	2,327,077

2005 Annual Report	83

Statement of Investments (Continued)

October 31, 2005

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Electrical Equipment (3.9%)
Agilent Technologies, Inc. (b)	114,263	$3,657,559
Cooper Industries Ltd., Class A	19,530	1,384,482
Eaton Corp.	34,616	2,036,459
Emerson Electric Co.	96,782	6,731,188
Fisher Scientific International, Inc. (b) (c)	27,700	1,565,050
General Electric Co.	2,503,832	84,904,943
Rockwell International Corp.	41,776	2,220,394
W.W. Grainger, Inc.	19,225	1,287,691

		103,787,766

Electronics (2.6%)
Altera Corp. (b)	85,582	1,424,940
Applied Micro Circuits Corp. (b) (c)	70,962	173,147
Broadcom Corp., Class A (b)	67,531	2,867,366
Intel Corp.	1,439,338	33,824,444
Jabil Circuit, Inc. (b) (c)	35,141	1,048,959
KLA-Tencor Corp. (c)	48,121	2,227,521
L-3 Communications Holdings, Inc. (c)	26,438	2,057,405
Linear Technology Corp.	75,667	2,512,901
LSI Logic Corp. (b) (c)	85,082	690,015
Maxim Integrated Products, Inc. (c)	79,514	2,757,546
Molex, Inc.	39,921	1,010,401
National Semiconductor Corp. (c)	81,077	1,834,773
PMC-Sierra, Inc. (b) (c)	41,711	296,148
QLogic Corp. (b)	22,445	676,941
RadioShack Corp. (c)	34,571	764,019
Sanmina Corp. (b)	121,339	442,887
Solectron Corp. (b)	189,076	667,438
Tektronix, Inc. (c)	19,995	459,485
Teradyne, Inc. (b) (c)	45,401	614,730
Texas Instruments, Inc.	383,359	10,944,899
Xilinx, Inc. (c)	81,022	1,940,477

		69,236,442

Entertainment (0.7%)
Electronic Arts, Inc. (b)	72,007	4,095,758
International Game Technology (c)	79,332	2,101,505

	Shares or Principal Amount	Value

Entertainment (continued)
Walt Disney Co. (The)	474,340	$11,559,666

		17,756,929

Farm Machinery (0.1%)
Deere & Co.	59,646	3,619,319

Financial (3.2%)
American Express Co.	293,157	14,590,423
Capital One Financial Corp.	67,286	5,137,286
Charles Schwab Corp.	256,087	3,892,522
CIT Group, Inc.	46,500	2,126,445
Comerica, Inc.	38,926	2,249,144
Countrywide Credit Industries, Inc.	144,292	4,584,157
Fannie Mae	228,575	10,861,884
Federated Investors, Inc. (c)	21,411	749,599
Golden West Financial Corp. (c)	64,322	3,777,631
Goldman Sachs Group, Inc.	109,872	13,884,525
Lehman Brothers Holdings, Inc.	64,301	7,694,901
MBNA Corp.	296,047	7,569,922
Washington Mutual, Inc.	234,911	9,302,476

		86,420,915

Financial Services (1.6%)
AMBAC Financial Group, Inc. (c)	22,101	1,566,740
Ameriprise Financial Inc (b)	58,551	2,179,269
E*TRADE Financial Corp. (b)	79,522	1,475,133
First Horizon National Corp. (c)	29,491	1,140,712
H&R Block, Inc. (c)	76,272	1,896,122
Janus Capital Group, Inc. (c)	52,731	925,429
Marshall & Ilsley Corp. (c)	48,866	2,099,283
SLM Corp. (c)	98,522	5,470,927
Sovereign Bancorp, Inc. (c)	80,400	1,734,228
Wells Fargo Co.	398,764	24,005,593

		42,493,436

Food & Drug Retail (0.7%)
Albertson’s, Inc.	95,461	2,397,026
Kroger Co. (b)	167,709	3,337,409
Safeway, Inc.	97,482	2,267,431
Supervalu, Inc.	31,031	975,304
Walgreen Co.	237,625	10,795,304

		19,772,474

84	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Food & Related (2.4%)
Altria Group, Inc.	490,143	$36,785,232
Archer-Daniels Midland Co.	147,843	3,602,934
Campbell Soup Co.	52,432	1,525,771
ConAgra, Inc.	117,928	2,744,185
General Mills, Inc.	81,362	3,926,530
H.J. Heinz Co.	80,357	2,852,674
Hershey Foods Corp.	45,322	2,575,649
Kellogg Co.	66,142	2,921,492
McCormick & Co. (c)	31,546	955,528
Sara Lee Corp.	183,999	3,284,382
Tyson Foods, Inc., Class A (c)	58,800	1,046,640
W.M. Wrigley Jr. Co. (c)	46,156	3,207,842

		65,428,859

Furniture & Home Furnishings (0.0%)
Leggett & Platt, Inc. (c)	44,201	885,788

Healthcare (6.4%)
Abbott Laboratories	367,163	15,806,367
Allergan, Inc.	30,816	2,751,869
Bard (C.R.), Inc. (c)	24,886	1,552,389
Bausch & Lomb, Inc. (c)	11,545	856,524
Baxter International, Inc.	145,273	5,553,787
Becton Dickinson & Co.	57,786	2,932,640
Biomet, Inc. (c)	58,051	2,021,916
Boston Scientific Corp. (b)	144,854	3,638,732
Bristol-Myers Squibb Co.	460,740	9,753,866
Cardinal Health, Inc.	100,697	6,294,569
Coventry Health Care, Inc. (b)	41,100	2,218,989
Guidant Corp.	76,267	4,804,821
HCA, Inc.	103,113	4,969,015
Health Management Associates, Inc., Class A	56,841	1,216,966
Humana, Inc. (b) (c)	38,161	1,693,967
Johnson & Johnson Co.	702,625	43,998,377
King Pharmaceuticals, Inc. (b)	56,823	876,779
Manor Care, Inc. (c)	20,020	745,745
McKesson HBOC, Inc.	70,547	3,204,950
Medco Health Solutions, Inc. (b)	70,326	3,973,419
Medtronic, Inc.	286,106	16,210,766
Quest Diagnostics, Inc.	42,072	1,965,183
St. Jude Medical, Inc. (b)	86,222	4,144,692
Stryker Corp.	72,777	2,988,951

	Shares or Principal Amount	Value

Healthcare (continued)
Tenet Healthcare Corp. (b) (c)	110,487	$930,301
UnitedHealth Group, Inc.	298,418	17,275,418
Watson Pharmaceutical, Inc. (b)	22,106	763,983
Wellpoint, Inc. (b)	144,102	10,761,537

		173,906,518

Hotels & Casinos (0.1%)
Harrah’s Entertainment, Inc.	44,821	2,710,774

Hotels & Motels (0.4%)
Cendant Corp.	240,845	4,195,521
Hilton Hotels Corp.	86,887	1,689,952
Marriott International, Inc., Class A	44,481	2,651,957
Starwood Hotels & Resorts Worldwide, Inc.	50,724	2,963,803

		11,501,233

Industrial Diversified (0.1%)
Parker Hannifin Corp.	26,456	1,658,263
Thermo Electron Corp. (b) (c)	38,076	1,149,514

		2,807,777

Insurance (4.9%)
ACE Ltd.	67,911	3,538,163
Aetna, Inc.	68,542	6,070,080
AFLAC, Inc.	114,313	5,461,875
Allstate Corp. (The)	158,614	8,373,233
American International Group, Inc.	612,966	39,720,197
AON Corp. (c)	69,927	2,367,029
Chubb Corp. (The)	45,881	4,265,557
CIGNA Corp.	31,261	3,622,212
Cincinnati Financial Corp.	38,689	1,646,217
Hartford Financial Services Group, Inc.	70,271	5,604,112
Jefferson-Pilot Corp.	31,661	1,737,556
Lincoln National Corp.	40,736	2,061,649
Loews Corp.	34,671	3,223,710
MBIA, Inc. (c)	35,776	2,083,594
MetLife, Inc.	173,179	8,556,774
MGIC Investment Corp.	19,160	1,135,038
Principal Financial Group, Inc. (c)	67,807	3,365,261
Progressive Corp. (The)	45,900	5,315,679

2005 Annual Report	85

Statement of Investments (Continued)

October 31, 2005

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (continued)
Prudential Financial, Inc.	120,243	$8,752,488
SAFECO Corp.	29,351	1,634,851
St. Paul Cos., Inc.	155,815	7,016,349
Torchmark Corp. (c)	24,631	1,301,256
UnumProvident Corp. (c)	75,649	1,534,918
XL Capital Ltd., Class A	36,746	2,353,949

		130,741,747

Insurance Brokers (0.1%)
Marsh & McLennan Cos., Inc.	125,293	3,652,291

Investment Management (1.2%)
Franklin Resources, Inc.	38,071	3,364,334
Merrill Lynch & Co.	218,895	14,171,263
Morgan Stanley Dean Witter & Co.	256,542	13,958,450
T. Rowe Price Group, Inc.	27,091	1,775,002

		33,269,049

Leisure Products (0.3%)
Brunswick Corp.	22,940	874,702
Carnival Corp.	105,963	5,263,182
Hasbro, Inc.	41,921	789,792
Mattel, Inc.	95,223	1,404,539

		8,332,215

Manufacturing (1.1%)
3M Co.	180,689	13,728,750
American Standard Cos., Inc.	46,616	1,773,273
Cummins, Inc. (c)	12,200	1,041,514
Dover Corp.	47,356	1,845,937
Honeywell International, Inc.	201,969	6,907,340
PPG Industries, Inc.	39,606	2,375,172
Stanley Works (The) (c)	17,380	833,023
Textron, Inc.	30,046	2,164,514

		30,669,523

Medical Equipment & Supplies (0.0%)
PerkinElmer, Inc.	23,096	509,729

Medical Products (0.1%)
Zimmer Holdings, Inc. (b)	58,246	3,714,347

	Shares or Principal Amount	Value

Metals & Mining (0.6%)
Alcoa, Inc.	205,826	$4,999,513
Freeport-McMoRan Copper & Gold, Inc. (c)	46,406	2,293,385
Newmont Mining Corp. (c)	110,632	4,712,923
Phelps Dodge Corp.	24,343	2,932,601

		14,938,422

Mortgage & Asset Backed Obligations (0.4%)
Freddie Mac	160,538	9,849,006

Motor Vehicles (0.1%)
Harley-Davidson, Inc. (c)	67,927	3,364,425
Navistar International Corp. (b) (c)	15,320	421,606

		3,786,031

Multimedia (1.5%)
News Corp., Class A	589,300	8,397,525
Time Warner, Inc.	1,108,693	19,767,996
Viacom, Inc., Class A	200	6,210
Viacom, Inc., Class B	374,374	11,594,363

		39,766,094

Natural Gas (0.1%)
NICOR, Inc. (c)	8,805	345,156
People’s Energy Corp. (c)	7,575	281,790
Sempra Energy	53,681	2,378,068

		3,005,014

Non-Alcoholic Beverages (1.8%)
Coca-Cola Co.	490,417	20,980,039
Coca-Cola Enterprises, Inc.	82,557	1,560,327
Pepsi Bottling Group, Inc. (The)	41,821	1,188,971
PepsiCo, Inc.	394,374	23,299,617

		47,028,954

Office Equipment & Supplies (0.2%)
Avery Dennison Corp. (c)	23,716	1,343,511
Xerox Corp. (b)	217,254	2,948,137

		4,291,648

Oil & Gas (7.2%)
Amerada Hess Corp. (c)	20,420	2,554,542
Apache Corp.	77,324	4,935,591
BJ Services Co. (c)	81,092	2,817,947

86	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil & Gas (continued)
ChevronTexaco Corp.	531,917	$30,356,503
ConocoPhillips	328,782	21,495,767
Devon Energy Corp.	107,108	6,467,181
El Paso Corp. (c)	141,613	1,679,530
EOG Resources, Inc.	56,582	3,835,128
Exxon Mobil Corp.	1,489,261	83,607,112
KeySpan Corp. (c)	37,591	1,299,521
Kinder Morgan, Inc.	25,276	2,297,588
Marathon Oil Corp.	89,312	5,373,010
Murphy Oil Corp.	40,900	1,916,165
Nabors Industries Ltd. (b)	34,277	2,352,431
Noble Corp.	31,831	2,049,280
Rowan Cos., Inc.	31,586	1,042,022
Sunoco, Inc.	34,220	2,549,390
Transocean Sedco Forex, Inc. (b)	80,907	4,651,343
Valero Energy Corp.	72,092	7,586,962
Williams Cos., Inc. (The)	130,738	2,915,457
XTO Energy, Inc.	81,899	3,559,331

		195,341,801

Oil Equipment & Services (1.6%)
Anadarko Petroleum Corp.	56,438	5,119,491
Baker Hughes, Inc.	79,847	4,388,391
Burlington Resources, Inc.	89,162	6,439,280
Dynegy, Inc., Class A (b) (c)	81,172	360,404
Halliburton Co.	119,862	7,083,844
Kerr-Mcgee Corp.	29,594	2,516,674
National-Oilwell Varco, Inc. (b)	40,194	2,510,919
Schlumberger Ltd.	133,968	12,160,275
Weatherford International Ltd. (b) (c)	36,400	2,278,640

		42,857,918

Paper & Forest Products (0.5%)
Georgia-Pacific Corp.	59,054	1,921,027
International Paper Co.	113,058	3,299,033
Louisiana-Pacific Corp. (c)	26,096	650,573
MeadWestvaco Corp. (c)	43,947	1,152,290
Pactiv Corp. (b) (c)	35,336	696,119
Temple Inland, Inc.	29,310	1,079,487
Weyerhaeuser Co.	57,401	3,635,780

		12,434,309

	Shares or Principal Amount	Value

Pharmacy Services (0.3%)
Caremark Rx, Inc. (b)	105,920	$5,550,208
Hospira, Inc. (b)	37,546	1,496,208

		7,046,416

Photographic (0.1%)
Eastman Kodak Co. (c)	73,646	1,612,847

Pollution Control (0.2%)
Allied Waste Industries, Inc. (b) (c)	60,107	489,271
Waste Management, Inc.	131,413	3,877,998

		4,367,269

Printing & Publishing (0.5%)
Dow Jones & Company, Inc. (c)	16,480	558,837
Gannett Co., Inc.	57,676	3,613,978
Knight-Ridder, Inc. (c)	16,575	884,774
McGraw-Hill Cos., Inc. (The)	88,202	4,316,605
Meredith Corp.	10,335	515,717
New York Times Co., Class A (c)	34,206	931,771
R.R. Donnelley & Sons Co. (c)	42,706	1,495,564
Tribune Co.	67,709	2,133,511

		14,450,757

Railroads (0.6%)
Burlington Northern Santa Fe Corp.	90,052	5,588,627
CSX Corp.	47,106	2,157,926
Norfolk Southern Corp.	95,037	3,820,487
Union Pacific Corp.	61,816	4,276,431

		15,843,471

Real Estate Investment Trusts (0.8%)
Apartment Investment & Management Co. (c)	26,740	1,026,816
Archstone-Smith Trust (c)	43,900	1,781,023
Equity Office Properties Trust	104,282	3,211,886
Equity Residential Property Trust (c)	63,511	2,492,807
Plum Creek Timber Co., Inc. (c)	42,861	1,667,293
ProLogis Trust	65,951	2,835,893
Public Storage, Inc. (c)	23,500	1,555,700
Simon Property Group, Inc. (c)	46,501	3,330,401
Vornado Realty Trust (c)	30,700	2,486,700

		20,388,519

2005 Annual Report	87

Statement of Investments (Continued)

October 31, 2005

Gartmore S&P 500 Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Restaurants (0.6%)
Darden Restaurants, Inc.	33,676	$1,091,776
McDonald’s Corp.	295,641	9,342,256
Wendy’s International, Inc.	26,536	1,239,762
YUM! Brands, Inc.	67,381	3,427,671

		15,101,465

Retail (4.8%)
AutoZone, Inc. (b) (c)	15,210	1,230,489
Bed Bath & Beyond, Inc. (b)	69,702	2,824,325
Best Buy Co., Inc.	98,015	4,338,144
Big Lots, Inc. (b) (c)	24,551	284,055
Circuit City Stores, Inc. (c)	40,836	726,472
Costco Wholesale Corp.	112,857	5,457,765
CVS Corp.	190,934	4,660,699
Dillards, Inc., Class A (c)	17,690	366,360
Dollar General Corp.	68,997	1,341,302
Family Dollar Stores, Inc. (c)	37,306	825,955
Federated Department Stores, Inc.	62,376	3,828,015
Gap, Inc. (The)	144,140	2,490,739
Home Depot, Inc.	505,567	20,748,470
J.C. Penney Co., Inc.	61,781	3,163,187
Jones Apparel Group, Inc. (c)	27,891	760,866
Kohl’s Corp. (b)	79,397	3,821,378
Limited, Inc. (The) (c)	86,828	1,737,428
Lowe’s Cos., Inc.	182,899	11,114,772
Nordstrom, Inc.	55,792	1,933,193
Office Depot, Inc. (b)	68,862	1,895,771
OfficeMax, Inc.	21,910	613,918
Sears Holding Corp. (b)	24,861	2,989,535
Staples, Inc.	173,272	3,938,473
Starbucks Corp. (b)	186,524	5,274,899
Target Corp.	208,690	11,621,946
Tiffany & Co. (c)	28,886	1,138,108
TJX Cos., Inc. (c)	110,068	2,369,764
Wal-Mart Stores, Inc.	590,482	27,935,703

		129,431,731

Semiconductors (0.6%)
Advanced Micro Devices, Inc. (b)	92,242	2,141,859
Analog Devices, Inc.	85,957	2,989,584
Applied Materials, Inc.	384,519	6,298,422
Freescale Semiconductor, Inc., Class B (b)	88,409	2,111,207

	Shares or Principal Amount	Value

Semiconductors (continued)
Micron Technology, Inc. (b)	144,868	$1,881,835
Novellus Systems, Inc. (b) (c)	31,821	695,607

		16,118,514

Services (1.2%)
Autodesk, Inc. (c)	52,762	2,381,149
eBay, Inc. (b)	263,276	10,425,730
Equifax, Inc. (c)	30,651	1,056,540
Exelon Corp.	157,898	8,215,433
IMS Health, Inc.	53,074	1,232,909
Omnicom Group, Inc.	42,991	3,566,533
Paychex, Inc.	82,352	3,191,964
Robert Half International, Inc. (c)	36,806	1,357,405
Ryder System, Inc. (c)	14,705	583,347
Sabre Holdings, Inc. (c)	30,873	602,950

		32,613,960

Shelter (0.1%)
D. R. Horton, Inc.	64,100	1,967,229

Steel (0.2%)
Allegheny Teledyne, Inc.	19,875	570,611
Nucor Corp. (c)	39,630	2,371,856
United States Steel Corp. (c)	30,031	1,097,032

		4,039,499

Telecommunications (3.0%)
ADC Telecommunications, Inc. (b) (c)	21,427	373,901
ALLTEL Corp.	89,867	5,559,173
Andrew Corp. (b) (c)	38,346	407,235
AT&T Corp.	189,100	3,740,398
BellSouth Corp.	429,824	11,184,020
CenturyTel, Inc.	30,776	1,007,298
Comverse Technology, Inc. (b) (c)	47,506	1,192,401
Lucent Technologies, Inc. (b) (c)	1,047,932	2,986,606
QUALCOMM, Inc.	385,178	15,314,677
Qwest Communications International, Inc. (b)	385,930	1,682,655
SBC Communications, Inc.	780,418	18,612,970
Scientific-Atlanta, Inc.	34,616	1,226,791
Sprint Corp.	692,814	16,149,494
Univision Communications, Inc., Class A (b) (c)	61,217	1,600,212

		81,037,831

88	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Tire & Rubber (0.0%)
Cooper Tire & Rubber Co. (c)	16,545	$226,005
Goodyear Tire & Rubber Co. (b) (c)	41,521	649,388

		875,393

Tobacco (0.1%)
Reynolds American, Inc. (c)	23,395	1,988,575
UST, Inc. (c)	37,881	1,567,895

		3,556,470

Trucking (0.7%)
United Parcel Service, Inc., Class B	261,516	19,074,977

Utilities (2.8%)
AES Corp. (The) (b)	145,793	2,316,651
Allegheny Energy, Inc. (b) (c)	32,996	932,467
Ameren Corp. (c)	42,556	2,238,446
American Electric Power Co., Inc.	99,197	3,765,518
Calpine Corp. (b) (c)	177,742	423,026
Centerpoint Energy, Inc. (c)	68,742	910,144
Cinergy Corp.	40,236	1,605,416
CMS Energy Corp. (b) (c)	55,856	832,813
Consolidated Edison, Inc. (c)	62,826	2,858,583
Constellation Energy Group, Inc.	41,286	2,262,473
Dominion Resources, Inc.	82,994	6,314,183
DTE Energy Co. (c)	35,591	1,537,531
Duke Energy Corp. (c)	217,917	5,770,442
Edison International	78,332	3,427,808
Entergy Corp.	52,276	3,696,959
FirstEnergy Corp.	74,500	3,538,750
FPL Group, Inc.	98,232	4,229,870
NiSource, Inc. (c)	61,058	1,444,022
PG&E Corp. (c)	94,572	3,440,529
Pinnacle West Capital Corp. (c)	21,925	915,588
PPL Corp.	83,062	2,603,163
Progress Energy, Inc. (c)	59,451	2,591,469
Public Service Enterprise Group, Inc.	56,211	3,535,110
Southern Co. (c)	173,049	6,054,984
TECO Energy, Inc. (c)	47,781	826,611
TXU Corp.	58,222	5,865,867
Xcel Energy, Inc. (c)	93,187	1,708,118

		75,646,541

Total Common Stocks		2,578,653,716

Cash Equivalents (3.6%)

	Shares or Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $96,288,136)	$96,277,706	$96,277,706

Total Cash Equivalents		96,277,706

Short-Term Securities Held as Collateral for
Securities Lending (7.0%)
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	187,378,599	187,378,599

Total Short-Term Securities Held as Collateral for Securities Lending		187,378,599

Total Investments (Cost $2,671,094,751) (a) — 106.5%		2,862,310,021

Liabilities in excess of other assets — (6.5%)		(175,463,631)

NET ASSETS — 100.0%		$2,686,846,390

(a)	See notes to financial statements for unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the securities was on loan as of October 31, 2005.

At October 31, 2005 the Fund’s open long future contracts were as follow:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered by Securities	Unrealized Appreciation (Depreciation)
348	S&P 500 Index	12/16/2005	$105,252,600	$(870,792)

*	Cash pledged as collateral.

See notes to financial statements.

2005 Annual Report	89

Gartmore Small Cap Index Fund

For the annual period ended Oct. 31, 2005, the Gartmore Small Cap Index Fund (Class A at NAV) returned 11.67% versus 12.08% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Core Funds was 13.22%.

The reporting period was strong for the U.S. small-cap equity market. As a result of several factors–the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–the small-cap equity market experienced most of its gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong fourth quarter of 2004, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter, released during January, came in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit. The small-cap equity market was able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, the small-cap equity market resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 a barrel, continued to trade above $50 a barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter 2005 corporate earnings came in strong, and the small-cap equity market rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the per-barrel price climbing to a record high of more than $60.

U.S. equity markets regained momentum in July, even amid terrorism overseas, two devastating hurricanes along the U.S. Gulf Coast, oil prices that reached $70 per barrel, a strong dollar and increasing interest rates. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September.

Portfolio Manager:

Fund Asset Management, L.P.-Subadviser

90	Annual Report 2005

Fund Performance	Gartmore Small Cap Index Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	11.67%	6.09%	8.36%
	w/SC3	5.25%	4.84%	7.61%
Class B4	w/o SC2	10.98%	5.56%	8.04%
	w/SC5	5.98%	5.23%	8.04%
Class C6	w/o SC2	10.99%	5.58%	8.05%
	w/SC7	9.99%	5.58%	8.05%
Institutional Class[8]		12.11%	6.56%	8.70%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns until the creation of Class A and Institutional shares (12/29/99) include the performance of the Master Small Cap Series (the “Series”), which began operations on April 9, 1997. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A and Institutional Class shares would have produced because these classes of the Fund’s shares invested in the same portfolio of securities as the Series. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees applicable to such classes; if these fees were reflected, the performance for Class A and Institutional Class shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	These returns until the creation of Class B shares (11/29/01) include performance based on the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class B shares would have produced because Class B shares invest in the same portfolio of securities as Class A shares. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class B shares would have been lower.

[5]	A 5.00% maximum contingent deferred sales charge (CDSC) would be deducted. The CDSC declines to 0% after 6 years.

[6]	These returns until the creation of Class C shares (10/22/03) include the performance of the Series for the period through December 28, 1999 and the Fund’s Class A shares for the period from December 29, 1999 to November 28, 2001 and the Fund’s Class B shares for the period from November 29, 2001 to October 21, 2003. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as the Fund’s other classes. The performance for the Class C shares has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes; if these fees were reflected, the performance for Class C shares would have been lower.

[7]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Small Cap Index Fund, the Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	91

Shareholder Expense Example	Gartmore Small Cap Index Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Small Cap Index Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,120.60	$3.68	0.70%
	Hypothetical	[1]	$1,000.00	$1,021.53	$3.51	0.70%
Class B	Actual		$1,000.00	$1,117.20	$6.82	1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.30%
Class C	Actual		$1,000.00	$1,117.30	$6.82	1.30%
	Hypothetical	[1]	$1,000.00	$1,018.55	$6.53	1.30%
Institutional Class	Actual		$1,000.00	$1,122.90	$1.58	0.30%
	Hypothetical	[1]	$1,000.00	$1,023.51	$1.51	0.30%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

92	Annual Report 2005

Portfolio Summary	Gartmore Small Cap Index Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	83.4%
Corporate Bonds	0.0%
Cash Equivalents	15.3%
Other Investments*	26.8%
Liabilities in excess of Other Assets**	-25.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Bank Holdings Companies	7.9%
Real Estate Investment Trusts	5.1%
Oil & Gas	3.3%
Computer Software & Services	3.2%
Retail	3.2%
Semiconductors	2.9%
Financial	2.6%
Business Services	2.6%
Pharmaceuticals	2.4%
Medical Equipment & Supplies	2.2%
Other Industries	64.6%

100.0%

Top Holdings***
Amylin Pharmaceuticals, Inc.	0.3%
Cimarex Energy Co.	0.2%
Intuitive Surgical, Inc.	0.2%
Cal Dive International, Inc.	0.2%
Hughes Supply, Inc.	0.2%
Cabot Oil & Gas Corp.	0.2%
Todco, Class A	0.2%
Vertex Pharmaceuticals, Inc.	0.2%
Eagle Materials, Inc.	0.2%
ADTRAN, Inc.	0.2%
Other Holdings	97.9%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

2005 Annual Report	93

Statement of Investments

October 31, 2005

Gartmore Small Cap Index Fund

Common Stocks (83.4%)

	Shares or Principal Amount	Value

Advertising Services (0.1%)
Cross Media Marketing Corp. (b) (d)	100	$0
Greenfield Online, Inc. (b) (e)	7,600	38,152
Ventiv Health, Inc. (b)	8,900	224,636

		262,788

Aerospace & Defense (0.9%)
AAR Corp. (b)	9,968	158,790
ARGON ST., Inc. (b)	2,340	62,010
BE Aerospace, Inc. (b) (e)	18,767	340,246
Curtiss-Wright Corp. (e)	6,829	391,643
DRS Technologies, Inc.	8,022	395,164
Esterline Technologies Corp. (b)	6,401	240,998
Gencorp, Inc. (b) (e)	15,074	276,457
HEICO Corp. (e)	7,783	172,549
Herley Industries, Inc. (b)	5,860	99,093
Hexcel Corp. (b) (e)	19,600	310,072
Innovative Solutions and Support, Inc. (b) (e)	5,002	71,479
K&F Industries Holdings, Inc. (b) (e)	6,000	93,840
Kaman Corp., Class A	7,608	178,255
Moog, Inc., Class A (b)	10,733	318,233
Sequa Corp., Class A (b)	1,341	82,740
Taser International, Inc. (b) (e)	19,316	118,793
Teledyne Technologies, Inc. (b)	9,763	344,243
United Industrial Corp. (e)	3,400	119,986

		3,774,591

Agricultural Products (0.2%)
Alico, Inc.	1,000	44,030
Andersons, Inc. (The)	1,000	34,850
CF Industries Holdings, Inc. (b) (e)	14,800	204,536
Delta and Pine Land Co. (e)	10,628	265,169
Maui Land & Pineapple Co., Inc. (b)	637	17,377
UAP Holding Corp.	7,360	140,576

		706,538

Airlines (0.4%)
AirTran Holdings, Inc. (b) (e)	22,694	339,502
Alaska Air Group, Inc. (b)	7,978	251,546

	Shares or Principal Amount	Value

Airlines (continued)
Continental Airlines, Inc., Class B (b)	19,739	$255,620
ExpressJet Holdings, Inc. (b)	8,746	78,627
Frontier Airlines, Inc. (b) (e)	10,557	99,764
Mesa Air Group, Inc. (b) (e)	8,619	97,222
Pinnacle Airlines Corp. (b)	7,625	48,724
Republic Airways Holdings, Inc. (b)	2,100	32,760
SkyWest, Inc.	18,723	548,771
World Air Holdings Inc. (b)	4,300	45,150

		1,797,686

Analytical Instruments (0.5%)
ArthroCare Corp. (b) (e)	8,007	294,097
Datascope Corp.	3,493	110,973
Diagnostic Products Corp.	6,514	274,239
Haemonetics Corp. (b)	7,615	368,948
Illumina, Inc. (b) (e)	11,100	172,827
Inverness Medical Innovations, Inc. (b) (e)	4,476	106,439
Molecular Devices Corp. (b)	6,341	142,038
Thoratec Corp. (b) (e)	13,967	276,267
Ventana Medical Systems, Inc. (b) (e)	8,636	331,018
West Pharmaceutical Services, Inc.	8,002	191,888

		2,268,734

Apparel & Accessories (1.5%)
Aeropostale, Inc. (b)	15,846	309,631
Angelica Corp. (e)	3,472	49,268
Brown Shoe Co., Inc. (e)	5,402	175,403
Buckle, Inc. (The)	1,144	42,145
Burlington Coat Factory Warehouse Corp.	4,925	189,908
Charming Shoppes, Inc. (b)	35,510	397,712
Cherokee, Inc.	3,100	106,733
Deb Shops, Inc.	100	2,529
Deckers Outdoor Corp. (b) (e)	3,848	65,993
DHB Industries, Inc. (b)	10,290	30,664
DSW, Inc., Class A (b)	4,000	83,280
Finish Line, Inc., Class A (e)	14,574	227,937
G & K Services, Inc., Class A	5,722	216,807

94	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Apparel & Accessories (continued)
Goody’s Family Clothing, Inc.	7,620	$72,390
Guess?, Inc. (b) (e)	3,600	97,632
Hartmarx Corp. (b) (e)	4,205	29,351
HOT Topic, Inc. (b) (e)	14,838	220,938
Jos. A. Bank Clothiers, Inc. (b)	4,340	177,115
K-Swiss, Inc., Class A	6,981	212,571
Kellwood Co. (e)	8,207	179,815
Kenneth Cole Productions, Inc., Class A	2,470	61,750
Maidenform Brands, Inc. (b)	4,500	56,655
Oxford Industries, Inc. (e)	4,628	227,929
Pacific Sunwear of California, Inc. (b)	23,260	581,964
Payless ShoeSource, Inc. (b)	18,404	338,081
Perry Ellis International, Inc. (b)	4,468	92,443
Phillips-Van Heusen Corp.	8,190	233,006
Russell Corp. (e)	9,686	131,052
Shoe Carnival, Inc. (b)	1,900	31,806
Skechers U.S.A., Inc. (b)	6,685	84,699
Stage Stores, Inc.	9,301	257,824
Steven Madden Ltd. (b)	5,192	133,123
Stride Rite Corp. (The)	10,812	140,772
UniFirst Corp.	2,498	87,580
Volcom, Inc. (b)	1,600	48,928
Warnaco Group, Inc. (The) (b)	15,223	345,258
Wet Seal, Inc. (The) (b) (e)	8,500	43,945
Wilsons The Leather Experts, Inc. (b)	2,200	11,066
Wolverine World Wide, Inc.	17,346	363,399

		6,159,102

Appliances & Household Durables (0.2%)
Color Kinetics, Inc. (b)	5,500	83,820
Maytag Corp.	22,320	384,350
Middleby Corp. (b) (e)	1,935	140,288
National Presto Industries, Inc.	1,381	60,529

		668,987

Auto Parts & Equipment (0.9%)
A.S.V., Inc. (b) (e)	6,742	157,358
Accuride Corp. (b)	1,300	16,510
Aftermarket Technology Corp. (b)	7,736	142,574

	Shares or Principal Amount	Value

Auto Parts & Equipment (continued)
American Axle & Manufacturing Holdings, Inc. (e)	13,700	$298,660
ArvinMeritor, Inc.	20,204	323,871
Commercial Vehicle Group, Inc. (b) (e)	2,800	54,656
Dollar Thrifty Automotive Group, Inc. (b) (e)	7,500	282,750
Electro Rent Corp. (b) (e)	2,700	34,668
Hayes Lemmerz International, Inc. (b) (e)	14,000	54,740
Hayes Lemmerz International, Inc. (b) (c) (d)	110	0
Lithia Motors, Inc., Class A (e)	4,373	119,121
LKQ Corp. (b) (e)	5,200	157,560
McGrath Rentcorp	6,706	191,456
Midas, Inc. (b) (e)	5,300	103,668
Modine Manufacturing Co.	10,340	341,841
Monro Muffler, Inc.	2,250	67,388
Noble International Ltd.	2,070	48,624
Pep Boys - Manny, Moe & Jack (The) (e)	17,583	242,645
Quantum Fuel Systems Technologies	16,800	55,944
Worldwide, Inc. (b) (e)
R&B, Inc. (b) (e)	600	6,660
Standard Motor Products, Inc. (e)	1,800	15,048
Strattec Security Corp. (b)	400	18,968
Superior Industries International, Inc. (e)	7,085	144,180
Tenneco Automotive, Inc. (b)	12,910	213,273
Titan International, Inc. (e)	4,900	86,877
United Auto Group, Inc. (e)	6,657	224,541
Visteon Corp. (b)	37,965	316,248
Wabash National Corp. (e)	9,140	168,267

		3,888,096

Bank Holdings Companies (7.9%)
1st Source Corp. (e)	2,500	59,650
ABC Bancorp	3,228	62,462
Alabama National Bancorp	3,711	240,027
AMCORE Financial, Inc.	7,295	216,734
AmericanWest Bancorp (b)	5,080	116,586

2005 Annual Report	95

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holdings Companies (continued)
Ames National Corp. (e)	1,200	$32,448
Arrow Financial Corp. (e)	2,051	55,172
BancFirst Corp.	1,600	132,928
Bancorp, Inc. (The) (b)	2,505	43,512
BancorpSouth, Inc.	23,104	512,216
BancTrust Financial Group, Inc.	1,400	25,788
Bank Mutual Corp. (e)	16,060	166,382
Bank of Granite Corp.	2,287	46,906
Bank of the Ozarks, Inc. (e)	3,116	109,278
BankAtlantic Bancorp, Inc., Class A	15,512	215,462
BankUnited Financial Corp. (e)	9,299	220,572
Banner Corp.	2,587	77,662
Berkshire Hills Bancorp, Inc.	3,040	106,461
BFC Financial Corp. (b)	9,675	52,729
Boston Private Financial Holdings, Inc.	9,775	282,986
Brookline Bancorp, Inc. (e)	19,365	272,078
Calamos Asset Management, Inc., Class A	6,700	162,743
Camden National Corp. (e)	1,100	38,115
Capital City Bank Group, Inc. (e)	2,192	80,052
Capital Corp of the West (e)	2,360	77,880
Capital Crossing Bank (b)	2,900	98,571
Capitol Bancorp Ltd.	2,240	77,683
Cardinal Financial Corp.	200	2,022
Cascade Bancorp (e)	6,775	154,470
Cathay Bancorp, Inc. (e)	14,293	557,283
Center Financial Corp. (e)	4,780	121,125
Central Coast Bancorp (b)	1,452	35,632
Charter Financial, Inc.	200	7,272
Chemical Financial Corp.	6,741	216,993
Chittenden Corp.	13,091	376,628
Citizens & Northern Corp.	1,000	27,230
Citizens Banking Corp. (e)	13,955	406,788
City Bank (e)	1,307	48,085
City Holding Co.	6,462	236,768
Clifton Savings Bancorp, Inc. (e)	1,000	10,380
Coastal Financial Corp. (e)	3,416	51,478
CoBiz, Inc. (e)	2,974	52,729
Colony Bancorp, Inc.	300	7,494
Columbia Bancorp	2,700	109,188

	Shares or Principal Amount	Value

Bank Holdings Companies (continued)
Columbia Banking System, Inc.	6,309	$182,393
Commercial Bankshares, Inc.	300	10,650
Commercial Federal Corp.	11,824	404,381
Community Bancorp (b)	2,600	84,864
Community Bank System, Inc. (e)	7,464	177,270
Community Banks, Inc. (e)	8,888	255,708
Community Trust Bancorp, Inc.	2,966	102,297
Corus Bankshares, Inc. (e)	6,360	349,164
CVB Financial Corp. (e)	12,050	237,506
Dime Community Bancshares (e)	10,564	152,122
Enterprise Financial Services Corp.	400	9,112
Eurobancshares, Inc. (b)	5,014	52,246
F.N.B. Corp. (e)	16,559	296,737
Farmers Capital Bank Corp. (e)	720	22,975
Fidelity Bankshares, Inc. (e)	6,671	188,122
Financial Institutions, Inc. (e)	900	16,542
First Bancorp	1,564	32,860
First Bancorp (e)	22,010	251,354
First Busey Corp. (e)	2,050	41,246
First Charter Corp. (e)	8,468	215,849
First Citizens BancShares, Inc., Class A	1,834	306,278
First Commonwealth Financial Corp.	18,266	240,563
First Community Bancorp	4,782	240,630
First Community Bankshares, Inc. (e)	1,820	55,164
First Defiance Financial Corp.	600	16,800
First Financial Bancorp (e)	11,346	211,943
First Financial Bankshares, Inc.	4,429	159,444
First Financial Corp. (e)	3,994	109,835
First Indiana Corp. (e)	4,376	152,985
First Merchants Corp. (e)	3,825	96,161
First Midwest Bancorp, Inc. (e)	14,647	556,879
First Niagara Financial Group, Inc.	35,180	518,201
First Oak Brook Bank	700	18,550
First Place Financial Corp.	2,035	45,747
First Regional Bancorp (b) (e)	200	13,444
First Republic Bancorp, Inc.	5,993	227,195

96	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holdings Companies (continued)
First South Bancorp, Inc.	200	$6,800
First State Bancorp (e)	6,126	136,671
FirstFed Financial Corp. (b) (e)	5,591	299,063
Flagstar Bancorp, Inc. (e)	10,395	139,501
Flushing Financial Corp.	3,950	63,832
FNB Corp. (e)	800	22,552
Franklin Bank Corp. (b) (e)	5,960	102,810
Frontier Financial Corp. (e)	5,621	181,221
GB&T Bancshares, Inc. (e)	3,325	73,117
Glacier Bancorp, Inc. (e)	9,742	287,194
Great Southern Bancorp, Inc. (e)	1,876	54,216
Greater Bay Bancorp (e)	16,997	426,455
Greene County Bancshares, Inc. (e)	3,200	84,992
Hancock Holding Co. (e)	8,162	291,139
Hanmi Financial Corp.	9,528	174,458
Harbor Florida Bancshares, Inc. (e)	6,219	219,779
Harleysville National Corp.	8,119	166,521
Heartland Financial USA, Inc. (e)	1,450	29,696
Heritage Commerce Corp. (e)	5,500	120,835
HomeBanc Corp. (e)	11,647	83,858
Horizon Financial Corp.	2,500	53,650
Hudson United Bancorp	12,420	515,057
Iberiabank Corp.	3,625	193,756
Independent Bank Corp. (e)	6,010	180,240
Independent Bank Corp.	8,021	229,320
Integra Bank Corp. (e)	4,598	92,926
Interchange Financial Services Corp.	2,900	49,010
ITLA Capital Corp. (b) (e)	2,335	116,213
Kearny Financial Corp. (e)	6,200	73,036
KNBT Bancorp, Inc. (e)	11,900	190,043
Lakeland Bancorp, Inc.	2,763	42,246
Lakeland Financial Corp.	2,600	107,094
Macatawa Bank Corp. (e)	1,603	58,205
MAF Bancorp, Inc.	9,845	408,961
Main Street Banks, Inc.	4,390	120,286
MB Financial, Inc. (e)	6,152	229,285
MBT Financial Corp. (e)	2,138	40,088
Mercantile Bank Corp.	2,972	113,382
Mid-State Bancshares, Inc. (e)	6,800	184,484

	Shares or Principal Amount	Value

Bank Holdings Companies (continued)
Midwest Banc Holding, Inc. (e)	5,440	$122,074
Nara Bancorp, Inc.	8,174	147,377
NASB Financial, Inc.	400	15,076
National Penn Bancshares, Inc. (e)	10,475	205,415
NBC Capital Corp. (e)	804	19,827
NBT Bancorp, Inc. (e)	8,454	200,698
NewAlliance Bancshares, Inc. (e)	37,220	536,712
Northern Empire Bancshares (b)	900	22,275
Northwest Bancorp, Inc. (e)	4,100	92,783
OceanFirst Financial Corp. (e)	1,434	32,365
Ocwen Financial Corp. (b) (e)	9,560	74,281
Old National Bancorp (e)	20,195	442,472
Old Second Bancorp, Inc. (e)	4,024	125,026
Omega Financial Corp. (e)	2,633	76,620
Oriental Financial Group, Inc. (e)	8,104	100,652
Pacific Capital Bancorp	15,061	543,250
Park National Corp. (e)	3,311	358,316
Partners Trust Financial Group, Inc. (e)	10,952	127,591
Peapack-Gladstone Financial Corp.	1,037	27,999
PennFed Financial Services, Inc.	2,540	49,657
Peoples Bancorp, Inc.	3,435	98,722
PFF Bancorp, Inc.	5,806	174,397
Pinnacle Financial Partners, Inc. (b)	3,700	83,731
Placer Sierra Bancshares	1,800	48,456
Preferred Bank	2,100	89,880
PremierWest Bancorp (b)	1,100	15,576
PrivateBancorp, Inc.	5,602	190,300
Prosperity Bancshares, Inc. (e)	7,740	235,993
Provident Bankshares Corp.	11,063	385,656
Provident Financial Holdings, Inc.	1,390	36,766
Provident Financial Services, Inc.	21,486	378,154
Provident New York Bancorp	9,775	106,548
R&G Finanical Corp., Class B	9,898	97,000
Renasant Corp. (e)	1,617	50,774
Republic Bancorp, Inc.	21,885	298,730

2005 Annual Report	97

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Bank Holdings Companies (continued)
Republic Bancorp, Inc., Class A (e)	2,126	$43,583
Rockville Financial, Inc. (b)	5,600	73,640
Royal Bancshares of Pennsylvania, Inc., Class A	812	19,139
S&T Bancorp, Inc. (e)	6,901	256,786
S.Y. Bancorp, Inc.	1,500	35,610
Sandy Spring Bancorp, Inc. (e)	4,056	142,974
Santander BanCorp	342	8,707
Seacoast Banking Corporation of Florida	3,025	69,152
Security Bank Corp. (e)	2,600	64,168
Signature Bank (b) (e)	5,068	146,972
Simmons First National Corp., Class A	2,813	79,327
Sound Federal Bancorp, Inc. (e)	600	10,170
Southside Bancshares, Inc. (e)	2,269	44,404
Southwest Bancorp, Inc.	5,900	138,119
State Bancorp, Inc.	926	17,353
Sterling Bancorp	3,930	76,556
Sterling Bancshares, Inc.	16,095	238,045
Sterling Financial Corp. (e)	7,565	159,168
Sterling Financial Corp.	11,910	298,226
Suffolk Bancorp (e)	3,183	104,880
Summit Bancshares, Inc.	600	11,154
Sun Bancorp, Inc. (b) (e)	4,266	84,851
Susquehanna Bancshares, Inc.	14,481	334,366
SVB Financial Group (b)	11,370	565,202
Taylor Capital Group, Inc.	2,300	94,622
Texas Capital Bancshares, Inc. (b)	8,520	182,413
Texas Regional Bancshares, Inc.	13,811	405,077
The Banc Corp. (b)	200	2,234
Tierone Corp.	5,461	154,328
Tompkins Trustco, Inc. (e)	2,148	94,748
TriCo Bancshares	3,224	72,766
TrustCo Bank Corp. NY (e)	22,408	289,063
Trustmark Corp. (e)	15,720	440,789
U.S.B Holding Co., Inc. (e)	2,648	56,138
UCBH Holdings, Inc. (e)	29,480	512,952
UMB Financial Corp.	5,385	360,687
Umpqua Holdings Corp.	15,048	400,277
Union Bankshares Corp.	2,430	108,743

	Shares or Principal Amount	Value

Bank Holdings Companies (continued)
United Bankshares, Inc. (e)	12,380	$451,870
United Community Banks, Inc.	7,686	227,813
United Community Financial Corp.	7,311	84,808
United Security Bancshares, Inc. (e)	300	8,175
Univest Corporation of Pennsylvania (e)	1,650	42,900
Unizan Financial Corp.	6,415	168,330
Vineyard National Bancorp Co. (e)	3,300	96,624
Virginia Commerce Bancorp, Inc. (b) (e)	2,706	74,415
Virginia Financial Group, Inc.	3,200	117,376
W Holding Co., Inc.	28,780	221,894
Washington Trust Bancorp (e)	3,640	102,757
WesBanco, Inc.	6,800	208,760
West America Bancorp, Inc.	10,537	561,726
West Bancorp, Inc. (e)	4,750	87,875
West Coast Bancorp (e)	4,100	108,445
Western Sierra Bancorp (b)	1,745	57,742
Westfield Financial, Inc.	100	2,401
Wilshire Bancorp, Inc.	4,496	73,420
Wintrust Financial Corp.	7,852	421,495
Yardville National Bancorp (e)	3,068	111,430

		33,058,651

Beverages & Alcoholic (0.0%)
Boston Beer Co., Inc., Class A (b)	4,480	114,688

Biotechnology (0.9%)
Abgenix, Inc. (b) (e)	28,503	296,431
Arena Pharmaceuticals, Inc. (b) (e)	13,300	138,320
Cambrex Corp. (e)	8,624	164,546
Coley Pharmaceutical Group, Inc. (b)	2,300	34,063
Cotherix, Inc. (b)	1,800	25,650
CuraGen Corp. (b)	10,800	50,220
Curis, Inc. (b)	7,800	31,980
Cypress Bioscience, Inc. (b)	9,620	48,677
Digene Corp. (b) (e)	4,941	149,218
Diversa Corp. (b)	6,333	33,882

98	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Biotechnology (continued)
Enzo Biochem, Inc. (b) (e)	6,029	$82,236
Exelixis, Inc. (b) (e)	19,860	153,518
Genitope Corp. (b) (e)	10,300	71,482
GTx, Inc. (b) (e)	200	1,760
Human Genome Sciences, Inc. (b) (e)	40,780	340,513
Idenix Pharmaceuticals, Inc. (b) (e)	2,215	46,094
Integra LifeSciences Holdings (b) (e)	7,180	247,710
Lexicon Genetics, Inc. (b)	16,006	63,864
Luminex Corp. (b)	4,700	49,021
Maxygen, Inc. (b) (e)	5,009	43,879
Medarex, Inc. (b) (e)	32,747	286,209
Monogram Biosciences, Inc. (b)	25,800	57,018
Myogen, Inc. (b)	6,581	131,949
Myriad Genetics, Inc. (b) (e)	9,069	175,757
Nabi Biopharmaceuticals (b) (e)	19,151	246,090
Nuvasive, Inc. (b) (e)	6,200	108,066
Palomar Medical Technologies, Inc. (b) (e)	3,760	102,836
SonoSite, Inc. (b) (e)	4,600	135,194
StemCells, Inc. (b) (e)	14,300	65,351
ViaCell, Inc. (b)	100	505
Zymogenetics, Inc. (b) (e)	9,954	174,394

		3,556,433

Broadcast Media & Cable Television (0.8%)
4Kids Entertainment, Inc. (b) (e)	3,301	56,315
Charter Communications, Inc., Class A (b) (e)	102,120	122,544
Crown Media Holdings, Inc. (b) (e)	4,358	46,631
Cumulus Media, Inc. (b) (e)	17,814	216,618
Emmis Communications Corp. (b) (e)	15,647	306,212
Entravision Communications Corp. (b)	17,473	143,279
Fisher Companies, Inc. (b)	1,100	53,691
Insight Communications Co., Inc. (b)	14,609	168,004
Journal Communications, Inc.	10,820	153,103
Liberty Corp.	4,625	214,785

	Shares or Principal Amount	Value

Broadcast Media & Cable Television (continued)
Lin TV Corp., Class A (b)	10,200	$130,866
Macrovision Corp. (b)	16,452	309,956
Martha Stewart Living Omnimedia, Inc. (b) (e)	7,408	127,566
Media General, Inc.	6,400	337,599
Mediacom Communications Corp. (b) (e)	18,041	104,818
Outdoor Channel Holdings, Inc. (b)	200	3,220
Readers Digest Association, Inc. (The)	31,305	479,592
Salem Communications Corp., Class A (b)	2,300	43,056
Sinclair Broadcast Group, Inc., Class A	16,035	132,930
TiVo, Inc. (b) (e)	19,239	93,117
ValueVision International, Inc., Class A (b) (e)	8,058	79,130

		3,323,032

Business Services (2.6%)
Aaron Rents, Inc.	9,646	190,026
ABM Industries, Inc.	11,678	230,991
Acxiom Corp.	27,920	595,812
Administaff, Inc. (e)	6,074	257,052
Advisory Board Co. (The) (b)	6,200	299,150
ADVO, Inc.	9,192	227,042
AMN Healthcare Services, Inc. (b)	5,366	88,539
BearingPoint, Inc. (b)	51,040	358,301
Catalina Marketing Corp. (e)	14,283	372,215
CBIZ, Inc. (b)	16,143	92,822
CDI Corp. (e)	4,521	124,644
Chemed Corp.	7,100	341,368
Ciber, Inc. (b) (e)	15,754	100,511
Circor International, Inc.	2,785	78,453
Comsys IT Partners, Inc. (b)	2,000	27,960
Consolidated Graphics, Inc. (b)	3,514	137,011
CoStar Group, Inc. (b) (e)	5,400	258,930
CRA International, Inc. (b) (e)	3,831	169,560
DiamondCluster International, Inc. (b) (e)	6,700	43,081

2005 Annual Report	99

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Business Services (continued)
E-LOAN, Inc. (b)	16,100	$68,425
FTD Group, Inc. (b) (e)	3,600	39,816
Gartner Group, Inc. (b) (e)	18,126	218,237
Gevity HR, Inc. (e)	8,153	209,858
GSI Commerce, Inc. (b) (e)	7,823	125,012
Heidrick & Struggles International, Inc. (b)	6,555	211,595
Hudson Highland Group, Inc. (b) (e)	8,050	192,637
Huron Consulting Group, Inc. (b)	600	15,930
Hypercom Corp. (b)	15,530	92,404
Infocrossing, Inc. (b) (e)	7,500	51,825
iPayment Holdings, Inc. (b)	4,540	163,258
Jack Henry & Associates, Inc.	23,900	429,722
Kelly Services, Inc., Class A	5,440	150,579
Korn/Ferry International (b) (e)	9,534	164,175
LECG Corp. (b)	4,000	88,360
Marchex, Inc., Class B (b) (e)	4,200	70,770
Marlin Business Services, Inc. (b)	1,500	35,250
MAXIMUS, Inc.	4,562	165,373
Metris Cos., Inc. (b) (e)	14,900	218,881
MicroStrategy, Inc. (b) (e)	5,241	371,587
Modis Professional Services, Inc. (b)	29,901	372,267
Navigant Consulting Co. (b) (e)	15,509	325,224
NCO Group, Inc. (b)	8,438	151,631
NetRatings, Inc. (b) (e)	2,646	39,372
Online Resources Corp. (b)	8,400	100,800
Paxar Corp. (b)	12,716	218,334
Phase Forward (b)	9,900	108,108
Polycom, Inc. (b)	27,400	419,220
Portfolio Recovery Associates, Inc. (b) (e)	5,332	207,415
Prepaid Depot, Inc. (e)	2,950	126,260
Resources Connection, Inc. (b) (e)	14,680	419,114
RSA Security, Inc. (b)	20,038	228,433
SOURCECORP, Inc. (b)	5,824	132,496
Spherion Corp. (b) (e)	18,367	163,466
StarTek, Inc. (e)	4,762	60,573
TeleTech Holdings, Inc. (b) (e)	10,611	110,673

	Shares or Principal Amount	Value

Business Services (continued)
Terremark Worlwide, Inc. (b)	6,590	$18,386
Viad Corp.	5,125	147,651
Watson Wyatt & Co. Holdings	11,205	296,933

		10,723,518

Capital Goods (1.0%)
C&D Technologies, Inc.	7,511	68,575
Kennametal, Inc.	12,205	623,798
Lawson Products, Inc.	1,400	47,810
Libbey, Inc. (e)	4,304	48,420
Lifetime Brands, Inc.	2,138	49,986
Lindsay Manufacturing Co. (e)	4,568	93,872
Manitowoc Co., Inc.	8,874	472,186
Nu Skin Enterprises, Inc.	16,798	282,878
Parlux Fragrances, Inc. (b) (e)	2,400	55,584
Regal-Beloit Corp.	7,536	239,871
Robbins & Myers, Inc.	2,723	58,790
Technitrol, Inc.	10,426	175,365
Tecumseh Products Co.	5,001	100,670
Texas Industries, Inc.	7,223	358,261
Trinity Industries, Inc. (e)	11,440	435,292
Vicor Corp.	4,888	82,363
Yankee Candle Co., Inc. (e)	15,038	340,009
York International Corp.	12,042	675,677

		4,209,407

Chemicals (1.1%)
A. Schulman, Inc. (e)	11,208	228,755
American Vanguard Corp. (e)	2,800	58,156
Arch Chemicals, Inc.	8,830	231,964
Balchem Corp.	900	24,696
Cabot Microelectronics Corp. (b) (e)	6,572	193,217
Ferro Corp.	13,742	245,157
Georgia Gulf Corp.	10,081	293,357
H.B. Fuller Co.	9,705	290,859
Hercules, Inc. (b)	32,998	367,598
MacDermid, Inc.	7,255	203,140
Minerals Technologies, Inc.	6,435	344,015
NewMarket Corp. (b) (e)	2,700	50,490
NL Industries, Inc. (e)	2,328	39,460
Octel Corp. (e)	3,372	50,546
Olin Corp.	19,863	355,150

100	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Chemicals (continued)
OM Group, Inc. (b)	8,400	$134,232
Pioneer Cos., Inc. (b)	3,540	83,155
PolyOne Corp. (b)	27,088	156,298
Rockwood Holdings, Inc. (b)	7,300	146,511
Schawk, Inc., Class A (e)	1,900	37,867
Spartech Corp.	11,388	216,030
Symyx Technologies, Inc. (b) (e)	9,559	255,608
Terra Industries, Inc. (b)	23,200	141,752
W.R. Grace & Co. (b)	19,800	148,896
Wellman, Inc.	10,958	71,665
Westlake Chemical Corp.	2,630	76,533
Zoltek Cos., Inc. (b) (e)	5,000	45,000

		4,490,107

Circuit Boards (0.2%)
Micrel, Inc. (b) (e)	19,158	191,580
Park Electrochemical Corp.	5,963	149,671
RF Micro Devices, Inc. (b)	57,116	299,288

		640,539

Coal (0.2%)
Alpha Natural Resources, Inc. (b)	8,200	194,750
Foundation Coal Holdings, Inc. (e)	7,380	276,750
James River Coal Co. (b) (e)	4,600	196,696
KFX, Inc. (b) (e)	17,270	251,624

		919,820

Communications Equipment (0.4%)
Anixter International, Inc. (e)	9,785	362,828
Audiovox Corp. (b)	5,088	72,300
Gray Television, Inc.	10,033	90,297
Harmonic, Inc. (b)	21,684	99,963
Inter-Tel, Inc. (e)	7,151	132,365
LodgeNet Entertainment Corp. (b)	4,389	57,057
Sonus Networks, Inc. (b)	69,380	302,497
Standard Microsystems Corp. (b)	7,561	213,749
Superior Essex, Inc. (b)	7,200	122,184
Terayon Communications Systems, Inc. (b) (e)	25,224	67,853

		1,521,093

	Shares or Principal Amount	Value

Computer Equipment (0.7%)
Analogic Corp.	5,009	$234,421
Avocent Corp. (b)	13,900	426,174
GameStop Corp., Class A (b) (e)	15,195	539,119
Gateway, Inc. (b) (e)	65,861	187,704
Hutchinson Technology, Inc. (b) (e)	8,191	203,137
Komag, Inc. (b) (e)	9,331	250,257
Maxtor Corp. (b)	71,420	249,970
McData Corp. (b) (e)	50,680	243,771
Palm, Inc. (b) (e)	13,045	335,126
Par Technology Corp. (b) (e)	1,800	43,902
Rimage Corp. (b)	4,100	118,818

		2,832,399

Computer Integrated Systems Design (0.7%)
Adaptec, Inc. (b)	33,830	139,041
Brady Corp., Class A	10,764	309,680
Digital River, Inc. (b) (e)	9,498	266,039
Eclipsys Corp. (b)	10,237	163,792
eSPEED, Inc., Class A (b)	8,511	64,343
FileNET Corp. (b)	12,117	341,094
Foundry Networks, Inc. (b)	34,120	407,052
Integral Systems, Inc.	1,400	30,856
Keynote Systems, Inc. (b) (e)	2,883	37,565
MTS Systems Corp.	6,856	273,966
Netscout Systems, Inc. (b)	3,700	20,868
RadiSys Corp. (b) (e)	6,660	107,026
SafeNet, Inc. (b) (e)	7,350	243,800
Sapient Corp. (b)	23,762	123,325
Tekelec (b) (e)	18,235	250,184
WebEx Communications, Inc. (b) (e)	9,729	222,891

		3,001,522

Computer Software & Services (3.2%)
3Com Corp. (b)	104,880	403,788
3D Systems Corp. (b) (e)	2,300	41,538
Advanced Digital Information Corp. (b)	18,940	173,112
Advent Software, Inc. (b)	6,893	211,753
Agile Software Corp. (b) (e)	20,096	142,682
Agilysys, Inc.	9,085	135,730
Altiris, Inc. (b) (e)	6,899	116,593

2005 Annual Report	101

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Computer Software & Services (continued)
Ansys, Inc. (b)	9,436	$351,585
Anteon International Corp. (b)	7,238	327,158
Aspen Technologies, Inc. (b) (e)	12,739	77,071
Blackbaud, Inc.	2,594	37,354
Borland Software Corp. (b)	23,546	118,907
Bottomline Technologies, Inc. (b)	4,200	53,130
Catapult Communications Corp. (b) (e)	4,028	73,672
CCC Information Services Group, Inc. (b)	2,090	54,256
Click Commerce, Inc. (b) (e)	3,200	58,432
Computer Programs & Systems, Inc.	3,100	114,390
Covansys Corp. (b)	7,502	120,032
Cybersource Corp. (b)	7,500	50,250
Dendrite International, Inc. (b)	12,305	215,953
Digital Insight Corp. (b)	11,371	339,197
Digitas, Inc. (b)	23,596	254,837
Echelon Corp. (b)	8,687	67,324
Electronics For Imaging, Inc. (b)	17,403	436,990
Emageon, Inc. (b) (e)	2,500	32,775
Epicor Software Corp. (b)	15,689	192,661
EPIQ Systems, Inc. (b)	5,617	107,004
Eresearch Technology, Inc. (b) (e)	14,789	211,926
Extreme Networks, Inc. (b)	35,962	173,696
FactSet Research Systems, Inc. (e)	9,070	318,085
FalconStor Software, Inc. (b) (e)	8,599	56,753
iGATE Corp. (b)	2,500	9,250
Informatica Corp. (b)	23,853	283,851
Intervideo, Inc. (b) (e)	4,400	41,932
Iris International, Inc. (b) (e)	5,900	138,355
JDA Software Group, Inc. (b)	8,929	144,382
Keane, Inc. (b) (e)	14,232	160,822
Lawson Software, Inc. (b) (e)	23,240	178,018
Lexar Media, Inc. (b) (e)	23,616	177,120
Magma Design Automation, Inc. (b) (e)	7,798	67,687
ManTech International Corp., Class A (b)	4,496	124,539
MapInfo Corp. (b)	5,500	67,595
Mentor Graphics Corp. (b)	19,600	162,092

	Shares or Principal Amount	Value

Computer Software & Services (continued)
Mercury Computer Systems, Inc. (b) (e)	6,353	$120,643
Micromuse, Inc. (b)	23,800	170,646
Motive, Inc. (b) (e)	8,700	31,668
MRO Software, Inc. (b)	5,100	83,538
NETGEAR, Inc. (b) (e)	10,400	203,320
NetiQ Corp. (b) (e)	18,477	221,539
Nuance Communications, Inc. (b) (e)	29,962	154,005
Open Solutions, Inc. (b) (e)	6,700	143,447
Packeteer, Inc. (b)	9,929	78,340
Parametric Technology Corp. (b)	78,788	512,911
PDF Solutions, Inc. (b) (e)	3,700	55,093
Phoenix Technology Ltd. (b)	4,000	23,760
PlxTech, Inc. (b)	5,900	44,191
QAD, Inc.	2,300	18,262
Quantum Corp. (b)	43,202	130,470
Quest Software, Inc. (b)	16,807	233,785
Radiant Systems, Inc. (b)	8,500	96,560
RealNetworks, Inc. (b)	27,938	217,916
Renaissance Learning, Inc. (e)	1,265	19,038
SeaChange International, Inc. (b)	10,375	64,948
Serena Software, Inc. (b) (e)	9,203	201,454
SI International, Inc. (b) (e)	3,428	98,966
SonicWall, Inc. (b)	15,126	105,277
SPSS, Inc. (b)	6,373	145,304
SS&C Technologies, Inc.	5,510	197,478
SSA Global Technologies, Inc. (b)	600	9,390
Stratasys, Inc. (b) (e)	3,000	71,160
Sykes Enterprises, Inc. (b)	8,567	123,707
Synaptics, Inc. (b) (e)	8,257	191,810
SYNNEX Corp. (b)	700	12,397
Syntel, Inc. (e)	540	10,957
Sypris Solutions, Inc. (e)	1,300	13,325
TALX Corp.	6,350	251,016
THQ, Inc. (b) (e)	18,291	423,985
Tibco Software, Inc. (b)	66,160	502,155
Tradestation Group, Inc. (b) (e)	4,700	46,906
Transaction Systems Architects, Inc. (b)	11,206	302,674
Trident Microsystems, Inc. (b) (e)	8,409	254,456
Tyler Technologies, Inc. (b) (e)	9,200	74,888
Ulticom, Inc. (b)	3,540	37,276

102	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Computer Software & Services (continued)
Ultimate Software Group, Inc. (The) (b) (e)	4,900	$83,251
Vasco Data Security International, Inc. (b) (e)	4,700	50,196
VeriFone Holdings, Inc. (b)	6,100	141,520
Verint Systems, Inc. (b)	3,000	114,870
Verity, Inc. (b)	10,998	109,430
Vignette Corp. (b)	10,231	169,937
Viisage Technology, Inc. (b)	8,200	37,720
webMethods, Inc. (b) (e)	15,780	109,829
WebSideStory, Inc. (b) (e)	4,100	71,299
Wind River Systems, Inc. (b)	21,631	283,366
Witness Systems, Inc. (b) (e)	6,400	125,440
Zoran Corp. (b)	12,849	188,623

		13,808,419

Construction & Building Materials (1.3%)
AMCOL International Corp.	5,850	118,872
Brookfield Homes Corp. (e)	4,400	220,396
Builders FirstSource, Inc. (b)	4,300	84,065
Ceradyne, Inc. (b) (e)	7,380	289,296
Comfort Systems USA, Inc. (b) (e)	6,900	58,650
Comstock Homebuilding Cos., Inc., Class A (b) (e)	2,700	44,820
Dot Hill Systems Corp. (b) (e)	16,800	116,424
Drew Industries, Inc. (b) (e)	5,298	152,847
ElkCorp (e)	6,544	206,987
Genlyte Group, Inc. (The) (b)	6,768	344,965
Granite Construction, Inc.	9,105	310,572
Infrasource Services, Inc. (b)	1,600	20,704
JLG Industries, Inc. (e)	15,095	579,044
Kronos Worldwide, Inc. (e)	1,152	36,069
Layne Christensen Co. (b)	3,340	70,307
LSI Industries, Inc.	8,175	147,068
NCI Building Systems, Inc. (b) (e)	7,264	298,768
Orleans Homebuilders, Inc. (e)	600	11,952
Shaw Group, Inc. (The) (b) (e)	22,591	605,439
Simpson Manufacturing Co., Inc. (e)	9,608	379,132
Technical Olympic USA, Inc. (e)	3,425	72,405

	Shares or Principal Amount	Value

Construction & Building Materials (continued)
Trex Co., Inc. (b) (e)	3,400	$70,618
Universal Display Corp. (b) (e)	5,200	55,484
Walter Industries, Inc. (e)	10,717	489,445
Washington Group International, Inc. (b)	8,600	427,420

		5,211,749

Consumer Durables (0.6%)
1-800 CONTACTS, Inc. (b) (e)	800	14,192
Blyth, Inc. (e)	8,920	162,701
Central Garden & Pet Co. (b)	6,700	287,229
Charles & Colvard Ltd. (e)	4,610	106,952
Chattem, Inc. (b) (e)	5,866	193,578
CNS, Inc.	5,200	135,564
Coca-Cola Bottling Co. (e)	800	36,488
Elizabeth Arden, Inc. (b)	7,507	162,677
Greif Bros Corp., Class A	4,400	268,400
Innovo Group, Inc. (b)	11,800	14,514
Nature’s Sunshine Products, Inc.	4,730	91,526
Playtex Products, Inc. (b) (e)	11,200	149,968
Prestige Brands Holdings, Inc. (b)	7,800	93,990
Revlon Co., Inc. (b)	33,304	97,914
Russ Berrie & Co., Inc. (e)	3,857	52,031
Silgan Holdings, Inc.	7,096	228,278
Tupperware Corp.	17,553	402,489
Ultralife Batteries, Inc. (b) (e)	5,796	70,248
Water Pik Technologies, Inc. (b) (e)	1,500	29,625

		2,598,364

Data Processing & Reproduction (0.4%)
CSG Systems International, Inc. (b)	15,927	374,444
eFunds Corp. (b)	13,493	278,361
HomeStore, Inc. (b)	48,939	177,649
infoUSA, Inc.	12,300	131,856
Intrado, Inc. (b) (e)	6,558	126,832
Moneygram International, Inc.	23,860	579,797
Pegasystems, Inc. (b) (e)	800	5,088

		1,674,027

2005 Annual Report	103

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Distribution (0.9%)
Actuant Corp. (e)	7,900	$384,730
Aviall, Inc. (b)	8,754	276,189
Bell Microproducts, Inc. (b) (e)	11,100	76,479
Brightpoint, Inc. (b) (e)	9,200	198,628
Central European Distribution Corp. (b)	4,730	188,301
Handleman Co. (e)	9,332	111,051
Hughes Supply, Inc.	21,160	707,802
Huttig Building Products, Inc. (b)	900	7,650
Interline Brands, Inc. (b)	3,400	66,402
Keystone Automotive Industries, Inc. (b) (e)	5,855	167,512
Navarre Corp. (b) (e)	7,200	31,896
Owens & Minor, Inc.	11,692	344,329
Provide Commerce (b) (e)	3,200	77,856
ScanSource, Inc. (b) (e)	4,360	246,950
United Stationers, Inc. (b)	10,811	490,495
Watsco, Inc.	5,573	316,714

		3,692,984

Drugs (1.3%)
ABIOMED, Inc. (b) (e)	4,511	38,930
Adolor Corp. (b)	14,262	151,177
Alkermes, Inc. (b) (e)	28,357	461,936
Alpharma, Inc.	12,548	312,320
Amylin Pharmaceuticals, Inc. (b) (e)	33,480	1,124,928
ARIAD, Inc. (b) (e)	18,514	128,857
ArQule, Inc. (b)	5,900	42,126
Bentley Pharmaceuticals, Inc. (b) (e)	3,149	37,788
Bio-Rad Laboratories, Inc., Class A (b)	5,100	298,452
Caraco Pharmaceutical Laboratories Ltd. (b)	700	6,195
Cell Therapeutics, Inc. (b) (e)	21,642	51,941
Connetics Corp. (b) (e)	11,334	147,795
CV Therapeutics, Inc. (b) (e)	12,254	307,085
Decode Genetics, Inc. (b) (e)	16,174	141,037
DUSA Pharmaceuticals, Inc. (b) (e)	7,300	72,124
Hi-Tech Pharmacal Co., Inc. (b)	2,200	82,610

	Shares or Principal Amount	Value

Drugs (continued)
Incyte Genomics, Inc. (b)	24,629	$122,899
InterMune, Inc. (b) (e)	9,183	124,889
K-V Pharmaceutical Co., Class A (b) (e)	9,423	161,416
Marshall Edwards, Inc. (b) (e)	200	1,386
Martek Biosciences Corp. (b) (e)	9,400	290,178
Nanogen, Inc. (b) (e)	9,700	27,257
NBTY, Inc. (b)	15,340	306,953
NPS Pharmaceuticals, Inc. (b) (e)	12,307	121,347
Par Pharmaceutical Cos, Inc. (b) (e)	9,495	245,731
Rigel Pharmaceuticals, Inc. (b) (e)	5,774	129,626
Seattle Genetics, Inc. (b) (e)	7,408	40,670
SFBC International, Inc. (b) (e)	5,460	232,814
Tanox, Inc. (b)	7,355	102,676

		5,313,143

Educational Services (0.5%)
Ambassadors Groups, Inc.	4,800	124,704
Blackboard, Inc. (b) (e)	3,900	109,590
Bright Horizons Family Solutions, Inc. (b)	8,356	333,989
Corinthian Colleges, Inc. (b) (e)	24,700	307,268
DeVry, Inc. (b)	17,000	384,200
Educate, Inc. (b)	3,200	37,696
Leapfrog Enterprises, Inc. (b) (e)	9,040	135,600
Learning Tree International, Inc. (b) (e)	5,241	71,068
Strayer Education, Inc. (e)	4,574	409,419
Universal Technical Institute, Inc. (b) (e)	5,268	165,046

		2,078,580

Electrical Equipment (0.8%)
ADE Corp. (b)	4,000	81,600
Artesyn Technologies, Inc. (b) (e)	11,019	96,857
Avista Corp.	14,316	250,816
Bel Fuse, Inc., Class B (e)	3,249	97,795
Cleco Corp.	14,732	312,318
DSP Group, Inc. (b)	10,048	246,980

104	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Electrical Equipment (continued)
El Paso Electric Co. (b)	15,331	$331,916
EMCOR Group, Inc. (b)	4,600	280,600
Encore Wire Corp. (b) (e)	5,571	120,166
Energy Conversion Devices, Inc. (b) (e)	6,780	209,773
Evergreen Solar, Inc. (b) (e)	14,200	117,150
II-VI Corp. (b)	6,484	115,545
Intergrated Silicon Solution, Inc. (b)	13,147	101,495
ITC Holdings Corp. (e)	4,500	123,750
Measurement Specialties, Inc. (b) (e)	2,001	47,804
Plug Power, Inc. (b) (e)	14,989	86,936
Power-One, Inc. (b) (e)	20,800	118,144
Rambus, Inc. (b)	29,180	372,045
SpatiaLight, Inc. (b) (e)	8,100	35,964
Tripath Imaging, Inc. (b) (e)	8,357	58,165
Triumph Group, Inc. (b)	4,490	156,432

		3,362,251

Electronics (0.9%)
Aeroflex, Inc. (b)	22,014	199,447
American Science & Engineering, Inc. (b) (e)	2,900	166,692
Ansoft Corp. (b)	1,800	57,600
Badger Meter, Inc. (e)	600	19,800
Belden CDT, Inc. (e)	13,952	278,063
Coherent, Inc. (b)	9,114	269,866
Daktronics, Inc. (e)	4,101	88,623
EDO Corp.	4,679	135,223
Electro Scientific Industries, Inc. (b) (e)	8,454	185,734
Engineered Support Systems, Inc.	13,157	532,201
Fargo Electronics (b)	5,000	94,200
FARO Technologies, Inc. (b) (e)	4,300	89,268
Graftech International Ltd. (b) (e)	28,816	141,198
International DisplayWorks, Inc. (b)	10,400	61,256
Itron, Inc. (b)	7,504	326,124
Keithley Instruments, Inc.	3,179	51,023
Labarge, Inc. (b)	3,300	47,982

	Shares or Principal Amount	Value

Electronics (continued)
LeCroy Corp. (b) (e)	4,975	$76,416
LoJack Corp. (b)	6,500	123,565
Methode Electronics, Inc.	10,700	109,782
Mobility Electronics, Inc. (b) (e)	7,500	67,725
Multi-Fineline Electronix, Inc. (b) (e)	2,200	58,564
Rogers Corp. (b) (e)	4,923	183,874
TTM Technologies, Inc. (b) (e)	10,371	82,864
Watts Industries, Inc., Class A (e)	8,630	239,569

		3,686,659

Entertainment (0.5%)
Carmike Cinemas, Inc. (e)	5,255	116,030
Dover Downs Entertainment, Inc.	2,406	30,219
Dover Motorsports, Inc.	4,812	29,834
Gaylord Entertainment Co. (b)	11,736	463,338
Gemstar-TV Guide International, Inc. (b)	65,840	171,184
Magna Entertainment Corp., Class A (b) (e)	14,161	94,595
Majesco Entertainment Co. (b)	7,400	12,506
Midway Games, Inc. (b) (e)	7,637	142,659
Multimedia Games, Inc. (b) (e)	8,578	85,094
Pinnacle Entertainment, Inc. (b) (e)	13,266	251,391
Shuffle Master, Inc. (b) (e)	11,460	290,626
Six Flags, Inc. (b) (e)	32,000	236,480
Steinway Musical Instruments, Inc. (b)	1,900	50,369
World Wrestling Federation Entertainment, Inc.	4,399	56,087
WPT Enterprises, Inc. (b) (e)	2,700	19,413

		2,049,825

Fiber Optics (0.1%)
C-Cor.net Corp. (b) (e)	17,600	93,808
MRV Communications, Inc. (b) (e)	31,095	60,013
Newport Corp. (b)	11,045	144,027
Sycamore Networks, Inc. (b) (e)	48,118	187,179

		485,027

2005 Annual Report	105

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Financial (2.6%)
Accredited Home Lenders Holding Co. (b) (e)	5,802	$209,684
ACE Cash Express, Inc. (b) (e)	4,180	85,732
Advanta Corp., Class B (e)	6,660	188,944
Amegy Bancorp, Inc. (e)	21,892	506,362
Anchor BanCorp Wisconsin, Inc.	7,117	225,324
Anworth Mtg Asset Corp. (e)	14,000	112,560
Apollo Investment Corp.	20,930	390,972
Archipelago Holdings, Inc. (b) (e)	8,800	422,400
Ares Capital Corp.	5,288	81,012
Asset Acceptance Capital Corp. (b) (e)	1,100	29,139
ASTA Funding, Inc. (e)	3,700	100,381
BankFinancial Corp. (b)	8,700	121,626
Bankrate, Inc. (b)	2,640	70,567
Beverly Hills Bancorp, Inc.	1,100	11,220
BKF Capital Group	3,040	52,227
Capital Southwest Corp.	300	26,235
Central Pacific Financial Corp.	9,575	345,658
Charter Municipal Mortgage	13,221	271,692
Acceptance Co. (e)
Cohen & Steers, Inc. (e)	1,050	19,404
Collegiate Funding Services (b) (e)	1,900	27,854
Commercial Capital Bancorp, Inc.	13,144	211,093
CompuCredit Corp. (b) (e)	5,651	247,627
Delta Financial Corp.	300	2,268
Doral Financial Corp. (e)	27,480	235,229
Encore Capital Group, Inc. (b)	4,322	74,295
Euronet Worldwide, Inc. (b) (e)	8,138	228,678
Federal Agricultural Mortgage Corp. (e)	4,700	122,200
Financial Federal Corp. (e)	5,482	209,303
First Cash Financial Services, Inc. (b)	5,200	136,396
First Financial Holdings, Inc.	3,700	107,337
GAMCO, Investors, Inc., Class A	1,568	73,163
GATX Corp.	14,158	529,084
GFI Group, Inc. (b) (e)	1,600	71,936
Gladstone Capital Corp. (e)	4,928	105,952
Gladstone Investment Corp.	6,000	85,260

	Shares or Principal Amount	Value

Financial (continued)
Gold Banc Corp., Inc.	13,946	$206,680
Greenhill & Co., Inc. (e)	4,500	215,775
Harris & Harris Group, Inc. (b)	7,100	78,668
International Securities Exchange, Inc. (b) (e)	1,800	44,298
Investment Technology Group, Inc. (b)	12,297	399,775
Irwin Financial Corp. (e)	6,345	132,420
Jackson Hewitt Tax Service, Inc.	10,470	258,818
Knight Capital Group, Inc. (b) (e)	33,920	324,614
Labranche & Co., Inc. (b)	18,706	178,455
MainSource Financial Group, Inc.	5,640	102,479
Marketaxess Holdings, Inc. (b) (e)	8,400	103,656
MCG Capital Corp. (e)	16,908	279,320
Morningstar, Inc. (b)	3,200	94,080
Nasdaq Stock Market, Inc. (b) (e)	13,700	423,193
National Financial Partners Corp.	11,501	520,190
NGP Capital Resources Co.	6,020	86,387
Novastar Financial, Inc. (e)	8,267	243,298
optionsXpress Holdings, Inc. (e)	5,800	109,388
Piper Jaffray Companies, Inc. (b) (e)	5,734	196,963
PRG-Schultz International, Inc. (b)	17,125	15,070
Resource America, Inc., Class A	3,805	61,793
Royal Gold, Inc.	6,400	147,328
Sanders Morris Harris Group, Inc. (e)	3,453	58,839
SCBT Financial Corp.	1,097	35,159
Stifel Financial Corp. (b) (e)	633	23,769
Summit Financial Group, Inc.	200	4,882
SWS Group, Inc.	4,550	80,581
Technology Investment Capital Corp.	1,000	15,210
TNS, Inc. (b)	3,200	56,256
United Panam Financial Corp. (b) (e)	1,100	24,519
Value Line, Inc.	100	3,900
Waddell & Reed Financial, Inc.	20,940	401,629

106	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Financial (continued)
World Acceptance Corp. (b)	6,734	$189,495
WSFS Financial Corp.	2,209	136,848

		10,992,549

Food & Related (1.3%)
American Italian Pasta Co. (e)	8,260	53,277
Aurora Foods, Inc. (c) (d) (b)	100	0
Chiquita Brands International, Inc.	11,755	324,556
Corn Products International, Inc.	22,266	530,153
Darling International, Inc. (b) (e)	13,600	47,328
Farmer Brothers Co.	1,100	21,945
Flowers Foods, Inc.	14,918	437,097
Gold Kist, Inc. (b) (e)	14,920	256,475
Great Atlantic & Pacific Tea Co., Inc. (b)	5,752	161,574
Green Mountain Coffee, Inc. (b)	400	16,804
Hain Celestial Group, Inc. (b) (e)	8,493	164,085
Hansen Natural Corp. (b) (e)	4,760	240,475
J & J Snack Foods Corp.	1,892	106,728
Jarden Corp. (b) (e)	16,065	542,837
John B. Sanfilippo & Son, Inc. (b) (e)	2,944	53,816
Krispy Kreme Doughnuts, Inc. (b) (e)	19,263	89,573
Lance, Inc.	9,416	165,062
National Beverage Corp. (b)	2,210	16,376
NuCo2, Inc. (b) (e)	4,700	107,630
Peet’s Coffee & Tea, Inc. (b) (e)	4,782	159,097
Performance Food Group Co. (b) (e)	15,276	421,465
Premium Standard Farms, Inc.	3,400	58,038
Ralcorp Holding, Inc. (b)	8,823	343,215
Red Robin Gourmet Burgers (b) (e)	4,824	232,662
Ryan’s Restaurant Group, Inc. (b) (e)	12,429	132,493
Sanderson Farms, Inc.	6,159	212,547
Seaboard Corp. (e)	100	142,100
Sensient Technologies Corp.	13,954	246,846
Tejon Ranch Co. (b) (e)	1,743	77,389
Tootsie Roll Industries, Inc.	7,154	216,766

		5,578,409

	Shares or Principal Amount	Value

Furniture (0.4%)
American Woodmark Corp.	2,800	$86,716
Bassett Furniture Industries, Inc.	3,737	69,957
Bombay Co., Inc. (b) (e)	10,600	42,506
Ethan Allen Interiors, Inc. (e)	11,500	388,929
Furniture Brands International, Inc. (e)	14,500	263,175
Hooker Furniture Corp. (e)	2,075	29,984
Kimball International, Inc., Class B	6,648	73,394
La-Z-Boy, Inc. (e)	15,500	183,520
Select Comfort Corp. (b) (e)	10,986	240,593
Stanley Furniture Co., Inc.	3,984	85,258

		1,464,032

Gambling – Non-Hotel Casinos (0.1%)
Churchill Downs, Inc. (e)	1,200	38,532
Isle of Capris Casinos, Inc. (b) (e)	5,351	113,869
Mikohn Gaming Corp. (b) (e)	8,500	89,165

		241,566

Gas – Distribution (0.7%)
Cascade Natural Gas Corp. (e)	5,339	109,983
New Jersey Resources Corp. (e)	8,903	384,253
Nicor, Inc. (e)	14,082	552,014
Northwest Natural Gas Co.	8,216	284,274
Peoples Energy Corp. (e)	12,255	455,886
South Jersey Industries, Inc.	8,304	232,097
Southwest Gas Corp.	9,666	263,495
WGL Holdings, Inc.	15,195	472,261

		2,754,263

Healthcare (2.0%)
Allied Healthcare International, Inc. (b)	8,825	53,744
Amedisys, Inc. (b) (e)	5,341	204,080
America Service Group, Inc. (b)	4,374	67,491
American Dental Partners, Inc. (b)	2,887	61,204
American Healthways, Inc. (b) (e)	9,736	394,892
American Medical Systems Holdings, Inc. (b)	20,976	342,958
American Retirement Corp. (b)	8,040	153,644

2005 Annual Report	107

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Healthcare (continued)
AmSurg Corp. (b)	9,813	$233,059
Apria Healthcare Group, Inc. (b)	15,500	357,585
Beverly Enterprises, Inc. (b) (e)	32,384	380,188
Centene Corp. (b)	13,434	270,695
CorVel Corp. (b)	1,800	39,564
Cross Country Healthcare, Inc. (b) (e)	7,500	136,275
DJ Orthopedics, Inc. (b)	5,342	155,345
Genesis HealthCare Corp. (b) (e)	6,849	277,932
Gentiva Health Services, Inc. (b)	8,649	127,054
HealthExtras, Inc. (b) (e)	5,593	117,733
Hooper Holmes, Inc. (e)	11,849	34,244
Horizon Health Corp. (b) (e)	1,800	35,712
Immucor, Inc. (b)	13,594	352,356
Invacare Corp. (e)	8,949	302,387
Kindred Healthcare, Inc. (b) (e)	8,611	241,108
LCA-Vision, Inc. (e)	5,430	228,114
Magellan Health Services, Inc. (b)	8,715	259,097
Matria Healthcare, Inc. (b) (e)	6,951	233,067
Medcath Corp. (b) (e)	1,800	33,102
Molina Healthcare, Inc. (b) (e)	4,034	82,899
OCA, Inc. (b) (e)	24,700	25,688
Odyssey Healthcare, Inc. (b) (e)	11,723	202,573
Option Care, Inc. (e)	8,554	106,668
Pediatrix Medical Group, Inc. (b)	6,800	524,009
Per-Se Technologies, Inc. (b) (e)	7,613	169,237
PolyMedica Corp. (e)	7,093	234,140
Psychiatric Solutions, Inc. (b) (e)	8,022	438,804
Quality Systems, Inc.	2,612	174,612
RehabCare Group, Inc. (b)	5,760	122,630
Res-Care, Inc. (b)	3,800	61,332
Sunrise Assisted Living, Inc. (b)	11,098	358,909
Symbion, Inc. (b)	3,540	80,110
U.S. Physical Therapy, Inc. (b)	5,100	91,902
United Surgical Partners International, Inc. (b)	13,938	499,678
USNA Health Sciences, Inc. (b) (e)	3,480	153,190
Vistacare, Inc. (b)	4,893	56,367

		8,475,378

	Shares or Principal Amount	Value

Hotels & Casinos (0.1%)
Ameristar Casinos, Inc.	8,292	$176,868
Aztar Corp. (b) (e)	10,347	311,135
Monarch Casino & Resort, Inc. (b) (e)	1,200	23,244
MTR Gaming Group, Inc. (b)	9,200	61,640
Riviera Holdings Corp. (b) (e)	1,200	20,220

		593,107

Hotels & Motels (0.1%)
Lodgian, Inc. (b)	4,600	46,828
Marcus Corp.	5,234	114,938
Sunterra Corp. (b)	7,350	88,274

		250,040

Human Resources (0.0%)
Kforce, Inc. (b)	8,280	89,424

Insurance (1.6%)
21st Century Insurance Group (e)	8,300	132,385
Affirmative Insurance Holdings, Inc.	4,800	66,816
Alfa Corp.	7,924	132,965
American Equity Investment Life Holding Co.	12,200	142,008
American Physicians Capital, Inc. (b)	3,150	133,151
Argonaut Group, Inc. (b) (e)	8,880	258,941
Baldwin & Lyons, Inc., Class B (e)	3,881	99,703
Bristol West Holdings, Inc. (e)	2,800	53,984
Ceres Group, Inc. (b)	8,800	49,720
Citizens, Inc. (b)	4,708	26,836
CNA Surety Corp. (b)	1,700	23,868
Direct General Corp. (e)	5,941	115,018
Donegal Group, Inc., Class A	1,866	41,351
EMC Insurance Group, Inc.	1,670	30,895
Enstar Group, Inc. (The) (b) (e)	300	19,932
FBL Financial Group, Inc., Class A	2,102	65,540
First Acceptance Corp. (b) (e)	2,900	29,493
FPIC Insurance Group, Inc. (b)	2,760	103,914
Fremont General Corp. (e)	17,780	385,648

108	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (continued)
Harleysville Group, Inc.	4,058	$98,609
Horace Mann Educators Corp.	12,759	247,652
Independence Holding Co.	920	16,486
Infinity Property & Casualty Corp.	7,285	271,148
Kansas City Life Insurance Co.	400	20,400
LandAmerica Financial Group, Inc. (e)	5,423	342,517
Midland Co. (The)	1,901	71,801
Navigators Group, Inc. (b)	2,392	92,810
Odyssey Re Holdings Corp. (e)	1,700	43,656
Ohio Casualty Corp.	19,921	543,444
PICO Holdings, Inc. (b) (e)	1,500	50,370
PMA Capital Corp., Class A (b) (e)	10,823	96,000
ProAssurance Corp. (b) (e)	8,317	389,235
RLI Corp.	5,814	312,503
Safety Insurance Group, Inc. (e)	4,500	169,245
Selective Insurance Group, Inc. (e)	8,734	479,583
State Auto Financial Corp.	3,300	108,702
Stewart Information Services Corp. (e)	4,762	242,529
Tower Group, Inc.	7,100	136,817
Triad Guaranty, Inc. (b) (e)	2,434	102,374
U.S.I. Holdings Corp. (b) (e)	11,140	146,491
United Fire & Casualty Co. (e)	5,222	235,094
Zenith National Insurance Co.	8,152	367,003

		6,496,637

Insurance & Life (0.4%)
Delphi Financial Group, Inc.	8,546	400,294
Great American Financial Resources, Inc.	2,520	51,458
KMG America Corp. (b)	5,100	43,860
National Western Life Insurance Co., Class A	454	91,940
Phoenix Co., Inc. (The) (e)	27,676	358,404
Presidential Life Corp.	5,581	105,593
UICI	10,965	396,056
Universal American Financial Corp. (b)	8,700	128,760

		1,576,365

	Shares or Principal Amount	Value

Insurance Brokers (0.1%)
Crawford & Co., Class B (e)	6,920	$48,578
Hilb, Rogal & Hamilton Co. (e)	8,989	336,638

		385,216

Internet (1.7%)
Alloy, Inc. (b)	10,833	49,832
Applied Digital Solutions, Inc. (b)	11,200	34,944
Arbinet Holdings, Inc. (b)	1,800	11,340
Ariba, Inc. (b) (e)	19,610	153,154
AsiaInfo Holdings, Inc. (b) (e)	14,503	55,982
Audible, Inc. (b) (e)	8,000	83,600
Autobytel, Inc. (b) (e)	11,607	51,187
Blue Coat Systems, Inc. (b)	3,695	173,628
Blue Nile, Inc. (b) (e)	5,068	181,789
Brocade Communications Systems, Inc. (b)	73,807	274,562
CMGI, Inc. (b) (e)	127,647	201,682
CNET Networks, Inc. (b)	39,691	539,401
Drugstore.com, Inc. (b) (e)	14,030	44,475
EarthLink, Inc. (b)	38,885	428,124
eCollege.com (b) (e)	6,765	107,631
Entrust, Inc. (b)	21,862	97,286
Equinix, Inc. (b) (e)	4,060	149,773
Harris Interactive, Inc. (b)	13,100	54,627
Internet Capital Group, Inc. (b) (e)	13,900	118,706
Internet Security, Inc. (b) (e)	10,907	268,639
Interwoven, Inc. (b)	12,261	115,253
iPass, Inc. (b) (e)	13,971	76,841
iVillage, Inc. (b) (e)	9,500	69,825
j2 Global Communications, Inc. (b) (e)	6,665	294,660
Jupitermedia Corp. (b) (e)	5,200	88,400
MatrixOne, Inc. (b)	15,209	76,653
Net.B@nk, Inc.	17,607	137,687
Netflix, Inc. (b) (e)	11,500	303,715
NIC, Inc. (b)	7,500	45,375
Nutri/System, Inc. (b) (e)	5,820	174,425
Openwave Systems, Inc. (b) (e)	19,579	349,877
Overstock.com, Inc. (b) (e)	3,700	123,321
Priceline.com, Inc. (b) (e)	7,499	142,256
Redback Networks, Inc. (b)	11,976	125,868

2005 Annual Report	109

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Internet (continued)
RightNow Technologies, Inc. (b) (e)	5,200	$79,144
S1 Corp. (b) (e)	20,778	91,215
Sohu.com, Inc. (b)	8,546	129,386
Stamps.com, Inc. (b) (e)	5,596	112,815
Stellent, Inc. (b)	8,260	75,744
SupportSoft, Inc. (b) (e)	12,100	48,521
Travelzoo, Inc. (b) (e)	960	17,875
TriZetto Group, Inc. (The) (b)	13,598	192,684
United Online, Inc.	15,970	214,158
ValueClick, Inc. (b) (e)	25,849	452,358
Websense, Inc. (b) (e)	7,275	429,807

		7,048,225

Lasers (0.1%)
IntraLase Corp. (b) (e)	5,400	83,484
Ionatron, Inc. (b) (e)	6,820	71,542
Metrologic Instruments, Inc. (b)	5,200	101,764
Rofin-Sinar Technologies, Inc. (b)	4,442	163,732

		420,522

Leisure Products (0.6%)
Alliance Gaming Corp. (b) (e)	14,422	155,902
Atari, Inc. (b)	6,140	7,982
Callaway Golf Co.	21,089	300,517
Coachmen Industries, Inc. (e)	5,280	62,885
Escala Group, Inc. (b) (e)	1,938	31,899
Escalade, Inc.	800	10,456
Great Wolf Resorts, Inc. (b)	9,500	83,600
JAKKS Pacific, Inc. (b) (e)	8,887	163,343
K2, Inc. (b) (e)	10,930	109,628
LIFE TIME FITNESS, Inc. (b) (e)	5,640	209,470
Marine Products Corp. (e)	1,826	17,420
MarineMax, Inc. (b)	3,300	81,510
Nautilus Group, Inc. (The) (e)	9,830	178,218
Party City Corp. (b) (e)	3,354	54,939
RC2 Corp. (b)	5,065	177,174
Speedway Motorsports, Inc.	3,500	124,110
Topps Co., Inc. (e)	13,827	100,661
Vail Resorts, Inc. (b)	7,508	251,518
WMS Industries, Inc. (b)	6,485	162,968

		2,284,200

	Shares or Principal Amount	Value

Machinery (1.5%)
Advanced Energy Industries, Inc. (b)	8,745	$94,009
AGCO Corp. (b)	24,840	397,192
Alamo Group, Inc.	100	1,945
Albany International Corp., Class A	7,267	280,724
Applied Industrial Technologies, Inc.	8,875	292,431
Astec Industries, Inc. (b)	5,159	146,309
Baldor Electric Co. (e)	9,089	220,863
Blount International, Inc. (b)	6,800	107,848
Briggs & Stratton Corp.	16,680	533,426
Bucyrus International, Inc., Class A	5,981	248,511
Cascade Corp.	3,446	167,820
Cubic Corp. (e)	5,546	91,010
Flowserve Corp. (b)	16,375	573,125
Franklin Electric Co., Inc.	5,446	236,411
Gardner Denver, Inc. (b)	7,403	359,786
Gehl Co. (b) (e)	4,250	97,623
Gorman-Rupp (e)	1,175	27,378
Intermagnetics General Corp. (b) (e)	8,335	238,798
Intevac, Inc. (b) (e)	7,600	69,464
Kadant, Inc. (b) (e)	3,203	53,810
Lennox International, Inc. (e)	15,062	420,079
NACCO Industries, Inc.	1,122	130,275
Nordson Corp.	8,332	309,700
Photon Dynamics, Inc. (b) (e)	6,242	108,673
Sauer-Danfoss, Inc.	1,093	21,018
Stewart & Stevenson Services, Inc.	8,614	205,530
Tennant Co.	2,362	102,865
Turbochef Technologies, Inc. (b) (e)	4,900	66,640
UNOVA, Inc. (b) (e)	14,501	449,531
Wabtec Corp.	12,373	336,546

		6,389,340

Manufactured Housing (0.6%)
Aaon, Inc. (b)	1,100	18,920
Apogee Enterprises, Inc.	8,930	146,273
Eagle Materials, Inc. (e)	5,890	627,225

110	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Manufactured Housing (continued)
Fleetwood Enterprises, Inc. (b) (e)	17,161	$189,629
Highwood Properties, Inc.	17,104	482,504
Levitt Corp., Class A	4,882	95,931
Monaco Coach Corp. (e)	7,739	94,958
Palm Harbor Homes, Inc. (b) (e)	3,741	68,947
Skyline Corp.	1,118	44,441
WCI Communities, Inc. (b) (e)	9,968	249,399
Winnebago Industries, Inc. (e)	9,618	282,000

		2,300,227

Manufacturing (1.1%)
American Superconductor Corp. (b)	11,636	95,532
Applied Films Corp. (b)	5,847	113,549
Armor Holdings, Inc. (b) (e)	11,226	501,913
Champion Enterprises, Inc. (b) (e)	22,384	310,690
Checkpoint Systems, Inc. (b) (e)	12,808	307,392
Cognex Corp.	12,279	350,934
Crane Co.	13,960	432,202
CSS Industries, Inc. (e)	1,505	51,366
Dixie Group, Inc. (The) (b) (e)	1,200	16,464
EnerSys (b) (e)	11,530	172,719
EnPro Industries, Inc. (b)	6,100	170,190
Freightcar America, Inc.	4,000	174,960
Identix, Inc. (b) (e)	31,125	137,884
Jacuzzi Brands, Inc. (b) (e)	26,386	194,729
Lincoln Electric Holdings, Inc.	12,046	476,660
Mine Safety Appliances Co. (e)	7,712	323,056
Myers Industries, Inc.	7,800	89,076
Powell Industries, Inc. (b)	1,769	37,096
Raven Industries, Inc. (e)	5,180	162,859
Reddy Ice Holdings, Inc.	3,500	76,230
Sturm, Ruger & Co., Inc. (e)	9,337	68,440
Valence Technology, Inc. (b) (e)	10,530	24,851
Woodward Governor Co.	2,540	202,946
Young Innovations, Inc.	500	16,140

		4,507,878

Manufacturing & Diversified (0.8%)
A.O. Smith Corp.	5,709	184,857
Acuity Brands, Inc.	13,151	365,729

	Shares or Principal Amount	Value

Manufacturing & Diversified (continued)
Barnes Group, Inc.	6,307	$220,745
CLARCOR, Inc. (e)	16,194	445,335
ESCO Technologies, Inc. (b)	7,588	328,257
Federal Signal Corp. (e)	14,343	232,643
Global Power Equipment Group, Inc. (b) (e)	6,500	40,755
Griffon Corp. (b)	9,860	216,920
Imation Corp.	9,900	423,819
Lancaster Colony Corp.	8,302	332,827
Matthews International Corp., Class A	8,357	300,351
Standex International Corp.	3,654	98,731
Tredegar Industries, Inc. (e)	7,106	89,465

		3,280,434

Medical Equipment & Supplies (2.2%)
Abaxis, Inc. (b) (e)	5,600	96,320
Adeza Biomedical Corp. (b)	2,800	47,740
Advanced Neuromodulation Systems, Inc. (b) (e)	6,311	384,908
Allscripts Healthcare Solution, Inc. (b) (e)	11,494	183,904
Amicas, Inc. (b)	13,080	57,421
Animas Corp. (b)	3,510	57,740
Arrow International, Inc.	5,244	151,761
Aspect Medical Systems, Inc. (b) (e)	4,280	139,614
Bruker BioSciences Corp. (b)	4,913	20,438
Caliper Life Sciences, Inc. (b)	3,000	19,560
Candela Corp. (b) (e)	7,582	70,892
Cantel Medical Corp. (b)	2,100	40,635
Cepheid, Inc. (b)	12,500	79,250
CONMED Corp. (b)	10,029	240,495
Cyberonics, Inc. (b)	6,939	208,309
Durect Corp. (b) (e)	15,300	97,002
Encore Medical Corp. (b) (e)	10,474	52,475
EPIX Medical, Inc. (b) (e)	9,430	66,010
ev3, Inc. (b)	3,400	50,966
Foxhollow Technologies, Inc. (b) (e)	4,600	208,426
Greatbatch, Inc. (b) (e)	5,930	154,536
Healthtronics Surgical Services, Inc. (b)	11,500	104,535

2005 Annual Report	111

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Medical Equipment & Supplies (continued)
Hologic, Inc. (b)	6,660	$369,364
I-Flow Corp. (b) (e)	7,469	90,151
ICU Medical, Inc. (b)	5,250	183,278
IDX Systems Corp. (b)	8,512	369,336
Intuitive Surgical, Inc. (b) (e)	10,657	945,595
Kensey Nash Corp. (b)	3,782	86,721
Kyphon, Inc. (b) (e)	8,782	352,070
Landauer, Inc. (e)	1,822	91,100
Laserscope (b) (e)	5,900	159,359
Lifeline Systems, Inc. (b)	3,301	108,933
Mannkind Corp. (b)	7,500	84,825
Mentor Corp. (e)	9,959	448,155
Meridian Bioscience, Inc.	6,750	141,345
Merit Medical Systems, Inc. (b)	7,432	88,589
Neurometrix, Inc. (b) (e)	2,900	107,967
Oakley, Inc. (e)	6,823	100,980
OraSure Technologies, Inc. (b)	15,173	167,055
PSS World Medical, Inc. (b)	21,176	294,982
Radiation Therapy Services, Inc. (b) (e)	3,900	117,156
Serologicals Corp. (b) (e)	11,469	223,416
Somanetics Corp. (b)	4,100	125,132
Stereotaxis, Inc. (b) (e)	400	2,840
STERIS Corp.	20,000	456,200
Surmodics, Inc. (b) (e)	5,323	210,365
Sybron Dental Specialties, Inc. (b)	11,852	508,450
Symmetry Medical, Inc. (b)	2,300	50,922
ThermoGenesis Corp. (b)	8,105	40,363
Viasys Healthcare, Inc. (b)	8,825	210,829
Vital Images, Inc. (b) (e)	5,000	116,250
Vital Signs, Inc.	1,430	67,181
WellCare Health Plans, Inc. (b) (e)	4,750	149,625
Wright Medical Group, Inc. (b) (e)	9,952	185,207
Zoll Medical Corp. (b)	3,846	95,458

		9,282,136

Medical Laboratories (0.2%)
Alliance Imaging, Inc. (b) (e)	1,600	11,056
Applera Corp. - Celera Genomics Group (b)	21,873	259,851

	Shares or Principal Amount	Value

Medical Laboratories (continued)
Bio-Reference Laboratories, Inc. (b)	3,600	$68,256
Discovery Laboratories, Inc. (b)	17,240	121,370
LabOne, Inc. (b) (e)	5,839	256,157
Orchid Cellmark, Inc. (b) (e)	4,900	28,812
Specialty Laboratories, Inc. (b)	376	4,873

		750,375

Metal Processors (0.7%)
A.M. Castle & Co. (b)	1,100	21,923
Commercial Metals Co.	17,892	568,786
Dynamic Materials Corp. (e)	2,400	49,968
Earle M. Jorgensen Co. (b)	2,200	18,656
Kaydon Corp. (e)	9,248	273,278
Metal Management, Inc. (e)	7,500	181,575
Metals USA, Inc. (b) (e)	6,800	141,304
Mueller Industries, Inc.	10,825	298,121
NN, Inc.	7,585	79,567
Quanex Corp. (e)	7,500	434,325
RBC Bearings, Inc. (b)	3,000	46,860
Steel Technologies, Inc. (e)	4,760	124,760
Sun Hydraulics Corp. (e)	2,850	63,156
Valmont Industries, Inc. (e)	3,400	110,738
Worthington Industries, Inc. (e)	18,300	368,196

		2,781,213

Metals (0.5%)
Brush Engineered Materials, Inc. (b)	5,436	81,975
Century Aluminum Co. (b)	6,727	122,297
Cleveland-Cliffs, Inc. (e)	6,594	537,674
Coeur d’Alene Mines Corp. (b)	74,315	280,167
Compass Minerals International, Inc.	4,000	89,560
Gibraltar Industries, Inc.	7,778	157,505
Hecla Mining Co. (b) (e)	42,218	142,275
RTI International Metals, Inc. (b)	7,435	249,221
Stepan Co.	700	17,920
Stillwater Mining Co. (b) (e)	9,835	99,334
Titanium Metals Corp. (b) (e)	2,536	119,699
USEC, Inc. (e)	24,078	240,780

		2,138,407

112	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Natural Gas (0.2%)
EnergySouth, Inc.	2,200	$62,590
Laclede Group, Inc. (The) (e)	6,200	185,380
St. Mary Land & Exploration Co. (e)	16,966	577,014
Syntroleum Corp. (b) (e)	13,108	93,722

		918,706

Office Equipment & Supplies (0.4%)
Ennis Business Forms, Inc. (e)	9,300	159,030
Global Imaging Systems, Inc. (b) (e)	8,044	286,447
IKON Office Solutions, Inc.	30,480	304,190
Interface, Inc. (b)	13,455	103,873
John H. Harland Co.	9,234	384,042
Knoll, Inc.	3,000	47,790
School Specialty, Inc. (b) (e)	7,288	247,063
Standard Register Co.	5,051	76,775
TRM Corp. (b) (e)	4,400	59,444

		1,668,654

Oil & Gas (3.3%)
Alon USA Energy, Inc. (b)	3,700	72,150
Atlas America, Inc. (b)	3,440	160,304
ATP Oil & Gas Corp. (b) (e)	5,300	168,169
Atwood Oceanics, Inc. (b)	4,243	298,792
Berry Petroleum Co.	4,880	292,117
Bill Barrett Corp. (b)	3,600	114,588
Bois d’Arc Energy, Inc. (b) (e)	1,300	18,798
Brigham Exploration Co. (b)	9,102	128,702
Bronco Drilling Co., Inc. (b)	1,800	43,632
Cabot Oil & Gas Corp. (e)	15,349	702,831
Cal Dive International, Inc. (b) (e)	12,165	748,634
Callon Petroleum Co. (b)	4,600	84,180
Carrizo Oil & Gas, Inc. (b) (e)	7,080	183,655
Cheniere Energy, Inc. (b)	13,700	510,051
Cimarex Energy Co. (b)	24,740	971,291
Clayton Williams Energy, Inc. (b)	1,500	56,820
Comstock Resources, Inc. (b)	11,756	353,973
Crosstex Energy, Inc.	1,500	99,315
Delta Petroleum Corp. (b) (e)	10,600	186,984
Edge Petroleum Corp. (b) (e)	6,846	165,879

	Shares or Principal Amount	Value

Oil & Gas (continued)
Encore Acquisition Co. (b)	13,470	$462,156
Endeavour International Corp. (b) (e)	9,300	36,363
Energy Partners Ltd. (b)	9,480	240,508
FX Energy, Inc. (b) (e)	11,937	125,816
Gasco Energy, Inc. (b) (e)	14,400	87,552
Giant Industries, Inc. (b) (e)	4,600	263,074
Goodrich Petroleum Corp. (b) (e)	4,100	91,430
Grey Wolf, Inc. (b)	54,917	421,763
Hanover Compressor Co. (b)	24,470	314,684
Harvest Natural Resources, Inc. (b) (e)	13,465	130,341
Houston Exploration Co. (The) (b)	9,043	466,167
KCS Energy, Inc. (b) (e)	14,731	355,312
Lufkin Industries, Inc.	4,704	218,736
McMoRan Exploration Co. (b) (e)	6,507	110,424
Meridian Resource Corp. (The) (b)	25,600	115,968
Newpark Resources, Inc. (b) (e)	24,984	202,370
Oceaneering International, Inc. (b)	8,502	409,116
Parallel Petroleum Corp. (b)	11,700	154,791
Parker Drilling Co. (b) (e)	28,277	249,969
Penn Virginia Corp. (e)	4,760	258,754
Petrohawk Energy Corp. (b)	17,955	221,924
Petroleum Development Corp. (b)	5,856	196,644
Petroquest Energy, Inc. (b) (e)	15,200	147,592
Remington Oil & Gas Corp. (b) (e)	6,980	244,300
RPC, Inc.	4,401	120,851
Spinnaker Exploration Co. (b) (e)	8,110	499,414
Stone Energy Corp. (b)	7,784	357,286
Swift Energy Co. (b) (e)	8,420	367,617
Todco, Class A	15,160	678,410
Toreador Resources Corp. (b) (e)	5,000	137,650
Tri-Valley Corp. (b) (e)	4,500	37,035
W&T Offshore, Inc.	3,500	102,200
Warren Resources, Inc. (b) (e)	7,140	110,456
Whiting Petroleum Corp. (b)	7,920	321,156
World Fuel Services Corp.	8,620	274,978

		13,893,672

2005 Annual Report	113

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Oil Equipment & Services (1.1%)
CARBO Ceramics, Inc. (e)	5,424	$320,884
Dril-Quip, Inc. (b)	3,213	131,412
Frontier Oil Corp.	17,042	628,508
Global Industries Ltd. (b)	26,948	342,509
Holly Corp.	6,486	373,594
Hydril Co. (b)	6,410	425,239
Lone Star Technologies, Inc. (b)	8,734	399,581
Pioneer Drilling Co. (b)	3,300	56,529
SEACOR SMIT, Inc. (b)	5,749	411,801
SJW Corp.	1,200	58,704
Superior Energy Services, Inc. (b)	22,133	451,071
TETRA Technologies, Inc. (b) (e)	10,062	281,434
Veritas DGC, Inc. (b)	9,960	320,812
W-H Energy Services, Inc. (b)	8,200	248,460
WD-40 Co.	5,127	141,146

		4,591,684

Oil Field Machinery & Equipment (0.2%)
Gulf Island Fabrication, Inc.	3,887	104,016
Oil States International, Inc. (b)	13,230	437,913
Superior Well Services, Inc. (b)	2,200	51,414
Universal Compression Holdings, Inc. (b)	4,268	152,154

		745,497

Paper & Forest Products (0.6%)
Bowater, Inc. (e)	15,700	416,050
Buckeye Technologies, Inc. (b)	5,690	42,675
Caraustar Industries, Inc. (b) (e)	8,524	74,415
Chesapeake Corp. (e)	4,370	88,012
Deltic Timber Corp.	2,956	135,976
Glatfelter & Co.	9,865	134,065
Graphic Packaging Corp. (b)	14,200	37,630
Longview Fibre Co.	15,100	283,880
Mercer International, Inc. (b)	7,920	61,776
Neenah Paper, Inc. (e)	5,200	151,060
Potlatch Corp.	9,457	423,011
Rock-Tenn Co.	6,143	85,203
Schweitzer-Mauduit International, Inc.	4,742	114,851
Universal Forest Products, Inc.	5,146	284,780
Wausau-Mosinee Paper Corp.	12,847	140,675
Xerium Technologies, Inc.	800	8,360

		2,482,419

	Shares or Principal Amount	Value

Pharmaceuticals (2.4%)
Aastrom Biosciences, Inc. (b) (e)	36,000	$82,440
Acadia Pharmaceuticals, Inc. (b)	1,600	16,800
Adams Respiratory Therapeutics, Inc. (b)	2,800	104,720
Alexion Pharmaceuticals, Inc. (b) (e)	9,929	271,955
American Pharmaceutical Partners, Inc. (b)	1	43
Andrx Corp (b)	22,960	355,191
Array BioPharma, Inc. (b)	5,100	36,210
AtheroGenics, Inc. (b) (e)	11,134	167,010
AVANIR Pharmaceuticals (b)	22,400	69,216
Barrier Therapeutics, Inc. (b) (e)	2,600	18,720
Bioenvision, Inc. (b)	8,300	50,879
BioMarin Pharmaceutical, Inc. (b) (e)	21,368	179,491
BioScrip, Inc. (b) (e)	6,400	38,400
Cell Genesys, Inc. (b) (e)	16,092	86,736
Conor Medsystems, Inc. (b) (e)	2,300	51,612
Cubist Pharmaceuticals, Inc. (b) (e)	15,750	318,308
Dendreon Corp. (b) (e)	17,578	108,280
DOV Pharmaceutical, Inc. (b) (e)	7,720	119,892
Encysive Pharmaceuticals, Inc. (b)	17,977	188,759
Enzon, Inc. (b)	15,700	110,057
Eyetech Pharmaceuticals, Inc. (b)	11,300	199,332
First Horizon Pharmaceutical Corp. (b) (e)	8,100	116,883
Geron Corp. (b) (e)	18,817	169,918
ICOS Corp. (b) (e)	20,300	547,694
ImmunoGen, Inc. (b) (e)	12,138	67,973
Inspire Pharmaceuticals, Inc. (b)	12,469	78,555
Inter Parfums, Inc.	1,800	27,270
Introgen Therapeutics, Inc. (b) (e)	8,800	45,496
Isis Pharmaceuticals, Inc. (b) (e)	21,480	93,223
Ista Pharmaceuticals, Inc. (b)	1,973	12,193
Keryx Biopharmaceuticals, Inc. (b) (e)	8,136	117,565
LifeCell Corp. (b) (e)	10,240	165,888
Mannatech, Inc. (e)	4,500	41,400

114	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Pharmaceuticals (continued)
Medical Co. (b) (e)	16,279	$279,022
Medicis Pharmaceutical Corp. (e)	15,160	447,220
Momenta Pharmaceuticals, Inc. (b)	3,500	75,355
Nastech Pharmaceutical Co., Inc. (b) (e)	6,800	90,712
Nektar Therapeutic (b)	25,140	378,608
NeoPharm, Inc. (b) (e)	6,715	64,531
Neurocrine Biosciences, Inc. (b) (e)	11,580	611,656
New River Pharmaceuticals, Inc. (b) (e)	1,100	52,349
NitroMed, Inc. (b) (e)	3,580	58,247
Northfield Laboratories, Inc. (b)	6,600	82,104
Noven Pharmaceuticals, Inc. (b) (e)	7,000	98,630
Nuvelo, Inc. (b) (e)	11,623	97,633
Onyx Pharmaceuticals, Inc. (b) (e)	10,675	274,241
Pain Therapeutics, Inc. (b) (e)	7,810	45,220
PainCare Holdings, Inc. (b)	7,400	26,566
Parexel International Corp. (b)	8,371	183,157
Penwest Pharmaceuticals Co. (b)	8,090	128,307
Perrigo Co. (e)	26,731	357,393
Pharmion Corp. (b) (e)	6,280	118,629
POZEN, Inc. (b) (e)	7,150	69,713
PRA International (b)	2,100	55,776
Progenics Pharmaceuticals, Inc. (b)	4,200	98,868
Regeneron Pharmaceuticals, Inc. (b) (e)	9,117	114,054
Renovis, Inc. (b) (e)	6,900	96,807
Salix Pharmaceuticals, Inc. (b) (e)	13,280	238,243
Savient Pharmaceuticals, Inc. (b)	22,900	85,875
SuperGen, Inc. (b) (e)	16,134	91,157
Telik, Inc. (b) (e)	16,006	239,130
Tercica, Inc. (b)	2,700	26,973
United Therapeutics Corp. (b) (e)	7,267	536,741
Vertex Pharmaceuticals, Inc. (b) (e)	29,484	670,760

		9,851,786

	Shares or Principal Amount	Value

Pipelines (0.1%)
Aquila, Inc. (b) (e)	110,520	$391,241
TransMontaigne, Inc. (b)	13,354	74,115

		465,356

Pollution Control (0.3%)
Aleris International, Inc. (b)	8,000	207,680
Calgon Carbon Corp. (e)	14,648	79,832
Casella Waste Systems, Inc., Class A (b)	5,447	69,286
Clean Harbors, Inc. (b)	5,100	172,890
Duratek, Inc. (b) (e)	4,323	61,689
Flanders Corp. (b) (e)	5,080	55,524
Waste Connections, Inc. (b)	14,736	491,740

		1,138,641

Printing & Publishing (0.6%)
Banta Corp.	7,407	372,868
Bowne & Co., Inc. (e)	11,888	169,047
Cenveo, Inc. (b)	14,200	140,296
Courier Corp.	1,650	54,038
Hollinger International, Inc.	16,754	146,933
Journal Register Co.	9,561	153,263
Playboy Enterprises, Inc. (b)	5,834	88,327
Presstek, Inc. (b) (e)	10,685	109,521
PRIMEDIA, Inc. (b) (e)	42,400	89,040
ProQuest Co. (b) (e)	7,379	218,787
Scholastic Corp. (b) (e)	10,962	356,813
Thomas Nelson, Inc.	3,440	73,650
Valassis Communications, Inc. (b)	15,100	471,876

		2,444,459

Radio (0.3%)
Beasley Broadcast Group, Inc. (b)	1,330	19,378
Citadel Broadcasting Co. (b) (e)	9,700	133,666
Cox Radio, Inc. (b) (e)	8,200	117,260
Entercom Communications Corp. (b)	9,100	262,717
Radio One, Inc. (b) (e)	28,060	331,108
Saga Communications, Inc. (b)	4,025	50,675
Spanish Broadcasting System, Inc. (b)	14,379	87,712
WorldSpace, Inc., Class A (b)	4,100	53,464

		1,055,980

2005 Annual Report	115

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Railroads (0.1%)
Florida East Coast Industries, Inc. (e)	8,560	$373,130

Real Estate (0.3%)
Avatar Holdings, Inc. (b) (e)	1,592	90,187
California Coastal Communities, Inc. (b)	1,100	39,270
Consolidated-Tomoka Land Co.	1,580	94,073
Getty Realty Corp. (e)	4,135	112,679
Jones Lang LaSalle, Inc.	10,062	505,917
Tarragon Realty Investors, Inc. (b)	1,687	31,648
Trammell Crow Co. (b)	8,774	224,351

		1,098,125

Real Estate Investment Trusts (5.1%)
Aames Investment Corp.	11,400	68,286
Acadia Realty Trust	9,999	189,981
Affordable Residential Communities	10,900	108,891
Agree Realty Corp.	800	21,560
Alexandria Real Estate Equities, Inc.	6,931	560,371
American Campus Communities, Inc.	4,150	102,713
American Home Mortgage Investment Corp. (e)	9,355	252,866
Amli Residential Properties Trust (e)	7,501	283,913
Anthracite Capital, Inc. (e)	17,251	180,963
Arbor Realty Trust, Inc. (e)	3,780	99,641
Ashford Hospitality Trust	13,700	143,850
Bedford Property Investors, Inc.	6,250	140,313
Bimini Mortgage Management, Inc., Class A	7,480	74,052
BioMed Realty Trust, Inc.	11,638	291,066
Bluegreen Corp. (b) (e)	4,500	68,265
Boykin Lodging Co. (b)	8,200	90,446
Brandywine Realty Trust	18,086	495,556
Capital Automotive	12,466	481,437
Capital Lease Funding, Inc.	10,500	103,110
Capital Trust, Inc., Class A	2,108	64,547
Cedar Shopping Centers, Inc.	8,900	124,778
Colonial Properties Trust	11,912	520,674

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Columbia Equity Trust, Inc.	4,900	$71,883
Commercial Net Lease Realty (e)	14,105	273,355
Corporate Office Properties Trust	8,090	281,208
Correctional Properties Trust	2,700	75,870
Corrections Corporation of America (b) (e)	10,925	435,689
Cousins Properties, Inc.	10,902	322,045
CRIIMI MAC, Inc. (b)	2,600	50,934
Deerfield Triarc Capital Corp. (b)	8,900	115,433
DiamondRock Hospitality Co.	10,500	117,075
Digital Reality Trust, Inc.	4,900	93,982
EastGroup Properties, Inc.	7,110	310,707
ECC Capital Corp.	16,000	42,080
Education Realty Trust, Inc.	6,200	96,100
Entertainment Properties Trust	7,614	305,321
Equity Inns, Inc.	16,036	209,109
Equity Lifestyle Properties, Inc.	5,736	242,805
Equity One, Inc. (e)	8,835	207,181
Extra Space Storage, Inc. (e)	7,790	113,734
FelCor Lodging Trust, Inc. (b) (e)	14,800	220,816
Fieldstone Investment Co. (e)	13,700	139,877
First Industrial Realty Trust, Inc. (e)	13,802	560,775
First Potomac Realty Trust	4,700	119,098
Glenborough Realty Trust, Inc.	11,594	221,793
Glimcher Realty Trust	11,378	261,353
GMH Communities Trust	8,900	133,233
Government Properties Trust, Inc. (e)	10,180	92,434
Gramercy Capital Corp.	3,700	87,283
Heritage Property Investment	8,853	288,608
Hersha Hospitality Trust	9,800	96,040
Highland Hospitality Corp.	7,500	78,825
Home Properties of New York, Inc.	10,465	406,565
Impac Mortgage Holdings, Inc. (e)	22,228	223,169
Inland Real Estate Corp. (e)	17,140	244,245
Innkeepers USA Trust	11,061	172,552
Investors Real Estate Trust (e)	13,197	123,128
Jer Investors Trust, Inc.	4,300	73,315

116	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Kilroy Realty Corp.	9,261	$520,005
Kite Realty Group Trust	5,269	77,876
La Quinta Corp. (b)	53,867	449,789
LaSalle Hotel Properties (e)	8,796	311,290
Lexington Corporate Properties Trust (e)	13,685	298,059
LTC Properties, Inc.	4,640	95,074
Luminent Mortgage Capital, Inc. (e)	16,057	112,078
Maguire Properties, Inc.	10,735	322,050
Medical Properties Trust, Inc. (e)	4,500	40,230
MeriStar Hospitality Corp. (b) (e)	23,409	202,956
MFA Mortgage Investments, Inc.	24,274	139,576
Mid-America Apartment Communities, Inc. (e)	5,992	279,527
MortgageIT Holdings, Inc.	4,485	56,870
National Health Investors, Inc.	6,437	172,833
Nationwide Health Properties, Inc.	21,269	493,228
Newcastle Investment Corp. (e)	11,677	306,988
Northstar Realty Finance Corp.	1,800	17,028
Omega Healthcare Investors, Inc.	15,100	185,579
One Liberty Properties Inc.	400	7,500
Origen Financial, Inc.	4,900	35,133
Parkway Properties, Inc. (e)	4,902	230,443
Pennsylvania Real Estate Investment Trust	11,867	456,880
Post Properties, Inc. (e)	12,876	525,341
Prentiss Properties Trust	14,491	571,814
PS Business Parks, Inc.	3,945	183,600
Rait Investment Trust	8,168	216,942
Ramco-Gershenson Properties Trust	3,939	109,268
Redwood Trust, Inc. (e)	5,820	270,921
Saul Centers, Inc.	3,245	113,575
Saxon Capital, Inc. (e)	14,000	139,300
Senior Housing Properties Trust (e)	15,362	272,061
Sizeler Property Investors	5,225	60,715
Sovran Self Storage, Inc.	5,701	265,268

	Shares or Principal Amount	Value

Real Estate Investment Trusts (continued)
Spirit Finance Corp.	18,900	$212,058
Strategic Hotel Capital, Inc.	14,652	248,937
Sun Communities, Inc. (e)	6,110	186,233
Sunstone Hotel Investors, Inc.	9,060	202,944
Tanger Factory Outlet Centers, Inc. (e)	8,222	221,090
Taubman Centers, Inc.	14,837	489,176
Town & Country Trust (e)	6,253	185,089
Trustreet Properties, Inc. (e)	16,227	243,892
U-Store-It Trust	8,000	166,880
Universal Health Realty Income Trust (e)	4,473	145,596
Urstadt Biddle Properties, Inc., Class A	5,980	99,148
Washington Real Estate Investment Trust (e)	11,329	338,171
Winston Hotels, Inc.	9,145	94,285

		21,748,195

Recreational Vehicles & Boats (0.1%)
Arctic Cat, Inc.	5,778	108,222
Thor Industries, Inc. (e)	10,228	333,740

		441,962

Research & Development (0.3%)
Albany Molecular Research, Inc. (b)	8,885	119,059
Antigenics, Inc. (b) (e)	8,550	44,204
Biosite, Inc. (b) (e)	5,571	307,686
Exponet, Inc. (b) (e)	2,100	60,522
Forrester Research, Inc. (b)	3,581	68,970
MGI PHARMA, Inc. (b) (e)	22,560	423,226
Neurogen Corp. (b) (e)	3,800	26,942
Senomyx, Inc. (b) (e)	4,600	65,550
Trimeris, Inc. (b) (e)	6,368	81,128

		1,197,287

Residential Building Construction (0.3%)
Ameron International Corp. (e)	3,500	149,625
Beacon Roofing Supply, Inc. (b)	3,840	104,678
BlueLinx Holdings, Inc.	3,580	43,461
Design Within Reach, Inc. (b)	6,543	52,802
Dycom Industries, Inc. (b) (e)	15,396	306,842

2005 Annual Report	117

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Residential Building Construction (continued)
Insituform Technologies, Inc. (b) (e)	9,382	$168,501
M/I Schottenstein Homes, Inc. (e)	4,292	192,711
William Lyon Homes (b)	1,035	123,010

		1,141,630

Restaurants (1.0%)
AFC Enterprises, Inc.	8,100	93,960
BJ’s Restaurants, Inc. (b) (e)	2,700	58,590
Bob Evans Farms, Inc. (e)	12,184	273,043
Buffalo Wild Wings, Inc. (b)	2,900	79,576
California Pizza Kitchen, Inc. (b)	7,120	227,911
CKE Restaurants, Inc. (e)	14,762	187,773
Dave & Buster’s, Inc. (b) (e)	4,700	63,826
Denny’s Corp. (b) (e)	26,500	106,000
Domino’s Pizza, Inc.	7,600	181,792
IHOP Corp. (e)	6,360	300,319
Jack in the Box, Inc. (b)	10,805	320,909
Landry’s Restaurants, Inc. (e)	5,814	159,885
Lone Star Steakhouse & Saloon, Inc.	5,361	138,367
Luby’s, Inc. (b)	9,000	113,220
O’Charley’s, Inc. (b)	8,740	119,825
P.F. Chang’s China Bistro, Inc. (b) (e)	8,695	397,710
Papa John’s International, Inc. (b)	3,962	205,747
Ruby Tuesday, Inc. (e)	17,660	386,931
Ruth’s Chris Steak House, Inc. (b)	4,500	80,370
Steak n Shake Co. (The) (b) (e)	5,812	107,057
Texas Roadhouse, Inc., Class A (b) (e)	9,600	151,104
Triarc Cos., Inc. (e)	12,690	188,700

		3,942,615

Retail (3.2%)
1-800-FLOWERS.COM (b)	9,446	64,138
99 CENTS Only Stores (b) (e)	11,816	114,024
A.C. Moore Arts & Crafts, Inc. (b) (e)	4,980	68,525
Alexander’s, Inc. (b)	500	120,000
America’s Car-Mart, Inc. (b) (e)	2,686	43,406

	Shares or Principal Amount	Value

Retail (continued)
Asbury Automotive Group, Inc. (b)	1,300	$21,970
Big 5 Sporting Goods Corp.	4,700	104,246
Big Lots, Inc. (b)	31,300	362,141
Blair Corp.	1,895	71,442
Blockbuster, Inc. (e)	61,680	281,261
Bon-Ton Stores, Inc. (The)	3,000	60,150
Build-A-Bear-Workshop, Inc. (b) (e)	3,900	93,444
Building Materials Holding Corp. (e)	4,368	371,324
Cabela’s Inc. (b) (e)	6,800	111,520
Cache, Inc. (b) (e)	5,100	81,396
Carter’s, Inc. (b)	4,924	310,951
Casey’s General Stores, Inc.	15,775	340,425
Cash America International, Inc.	8,754	191,362
Casual Male Retail Group, Inc. (b)	10,106	58,312
Cato Corp.	8,991	179,640
CEC Entertainment, Inc. (b)	10,748	363,390
Charlotte Russe Holding, Inc. (b)	5,236	92,258
Children’s Place Retail Store, Inc. (The) (b)	5,331	228,860
Christopher & Banks Corp. (e)	10,619	141,976
Citi Trends, Inc. (b)	2,700	77,301
Coldwater Creek, Inc. (b) (e)	10,172	274,542
Conn’s, Inc. (b) (e)	2,800	81,956
Cost Plus, Inc. (b) (e)	7,785	119,578
CSK Auto Corp. (b)	11,600	175,508
Digital Theater Systems, Inc. (b) (e)	4,512	73,094
Dress Barn, Inc. (b)	7,762	206,236
Fossil, Inc. (b) (e)	16,260	254,632
Fred’s, Inc. (e)	14,260	212,474
Genesco, Inc. (b) (e)	6,720	247,296
Group 1 Automotive, Inc. (b)	5,103	141,047
Guitar Center, Inc. (b) (e)	8,455	440,590
Gymboree Corp. (b) (e)	9,442	167,123
Haverty Furniture Co., Inc. (e)	3,400	41,616
Hibbet Sporting Goods, Inc. (b)	11,124	291,783
Insight Enterprises, Inc. (b)	14,362	294,708
J. Jill Group, Inc. (b) (e)	7,503	95,288

118	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Retail (continued)
Jo-Ann Stores, Inc. (b)	6,883	$100,561
Linens ‘n Things, Inc. (b)	13,750	345,675
M&F Worldwide Corp. (b)	2,500	42,125
Movado Group, Inc.	3,762	65,948
Movie Gallery, Inc. (e)	8,707	60,601
New York & Co., Inc. (b)	2,100	28,350
Pantry, Inc. (The) (b)	5,600	216,664
PETCO Animal Supplies, Inc. (b)	18,440	350,544
Pier 1 Imports, Inc. (e)	25,400	262,128
RARE Hospitality International, Inc. (b) (e)	11,801	360,639
Regis Corp.	13,500	517,859
Rent-Way, Inc. (b) (e)	7,363	45,430
Restoration Hardware, Inc. (b)	7,700	45,661
Retail Ventures, Inc. (b)	2,700	28,053
Rush Enterprises, Inc. (b)	8,100	121,986
Sharper Image Corp. (b) (e)	4,865	49,574
ShopKo Stores, Inc. (b)	8,800	252,296
Smart & Final, Inc. (b) (e)	3,604	45,230
Sonic Automotive, Inc.	8,452	186,874
Sports Authority, Inc. (The) (b) (e)	7,680	213,811
Stein Mart, Inc.	6,333	116,211
Talbots, Inc.	5,500	143,495
TBC Corp. (b)	6,166	213,282
Too, Inc. (b)	10,132	287,850
Tractor Supply Co. (b) (e)	10,483	508,425
Trans World Entertainment Corp. (b)	6,305	40,226
Tuesday Morning Corp.	8,122	194,847
United Rentals, Inc. (b) (e)	21,665	423,984
Weis Markets, Inc.	4,183	159,581
WESCO International, Inc. (b)	9,620	382,395
West Marine, Inc. (b) (e)	5,262	71,405
Zale Corp. (b)	15,002	420,506
Zumiez, Inc. (b)	1,800	61,452

		13,434,601

Retail & Food & Drug (0.4%)
Arden Group, Inc., Class A	168	12,602
Ingles Markets, Inc., Class A (e)	5,152	83,050
Longs Drug Stores Corp.	8,268	344,858
Nash-Finch Co. (e)	4,560	141,634

	Shares or Principal Amount	Value

Retail & Food & Drug (continued)
Pathmark Stores, Inc. (b)	17,818	$173,726
Ruddick Corp.	10,089	222,059
Spartan Stores, Inc. (b)	7,500	74,175
United Natural Foods, Inc. (b) (e)	12,972	364,642
Wild Oats Markets, Inc. (b) (e)	9,890	109,977

		1,526,723

Semiconductors (2.9%)
Actel Corp. (b)	8,974	125,187
Advanced Analogic Technologies, Inc. (b)	3,900	42,510
AMIS Holdings, Inc. (b)	9,500	105,830
Amkor Technology, Inc. (b) (e)	32,600	172,128
Applied Micro Circuits Corp. (b)	82,440	201,154
Asyst Technologies, Inc. (b) (e)	14,109	60,951
Atmel Corp. (b) (e)	115,220	283,441
ATMI, Inc. (b) (e)	9,657	263,733
August Technology Corp. (b)	6,500	66,040
Axcelis Technologies, Inc. (b)	29,663	129,034
Brooks Automation, Inc. (b)	22,978	269,072
Cirrus Logic, Inc. (b) (e)	22,547	147,908
COHU, Inc.	6,945	160,846
Conexant Systems, Inc. (b) (e)	131,940	255,964
Credence Systems Corp. (b) (e)	24,237	186,625
Cymer, Inc. (b) (e)	10,013	348,953
Cypress Semiconductor Corp. (b) (e)	38,980	530,129
Diodes, Inc. (b)	3,570	129,448
EMCORE Corp. (b) (e)	5,900	32,686
Emulex Corp. (b)	24,660	456,457
Entegris, Inc. (b)	34,519	336,905
Exar Corp. (b)	15,164	190,915
Fairchild Semiconductor International, Inc. (b)	33,040	508,817
FEI Co. (b) (e)	6,523	123,285
FormFactor, Inc. (b) (e)	8,437	207,719
Genesis Microchip, Inc. (b)	10,744	206,715
Integrated Device Technology, Inc. (b)	62,330	615,821
Ixia (b) (e)	7,936	100,152
IXYS Corp. (b)	5,302	54,292
Kopin Corp. (b) (e)	20,807	117,560

2005 Annual Report	119

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Semiconductors (continued)
Leadis Technology, Inc. (b)	3,600	$18,792
LTX Corp. (b)	17,853	61,414
Mattson Technology, Inc. (b)	9,224	72,777
Microsemi Corp. (b)	18,258	423,038
Microtune, Inc. (b) (e)	12,200	47,092
MIPS Technologies, Inc. (b)	9,174	51,466
MKS Instruments, Inc. (b) (e)	9,623	181,586
Monolithic Power Systems (b)	2,200	28,226
Netlogic Microsystems, Inc. (b) (e)	4,400	86,064
OmniVision Technologies, Inc. (b)	18,328	236,248
ON Semiconductor Corp. (b)	37,408	173,573
Oplink Communications, Inc. (b) (e)	27,281	43,650
Optical Communication Products, Inc. (b)	1,817	3,561
OSI Systems, Inc. (b) (e)	5,376	89,242
Pericom Semiconductor Corp. (b)	6,300	50,022
Photronics Corp. (b)	10,492	188,856
Pixelworks, Inc. (b)	13,730	75,652
PMC-Sierra, Inc. (b)	50,660	359,686
PortalPlayer, Inc. (b) (e)	5,400	109,026
Power Integrations, Inc. (b) (e)	8,631	182,200
Rudolph Technologies, Inc. (b) (e)	3,800	46,284
Semitool, Inc. (b) (e)	4,318	39,337
Semtech Corp. (b)	24,100	363,428
Sigmatel, Inc. (b) (e)	10,520	143,177
Silicon Image, Inc. (b)	23,406	214,867
Silicon Laboratories, Inc. (b)	13,600	437,512
Silicon Storage Technology, Inc. (b) (e)	25,984	131,219
SiRF Technology Holdings, Inc. (b)	11,700	301,743
Skyworks Solutions Co. (b)	47,537	254,798
Supertex, Inc. (b)	3,080	112,851
Tessera Technologies, Inc. (b) (e)	12,248	341,719
Transwitch Corp. (b)	39,200	62,720
TriQuint Semiconductor, Inc. (b)	38,839	163,124
Ultratech Stepper, Inc. (b) (e)	8,650	119,197
Veeco Instruments, Inc. (b) (e)	8,942	142,088

	Shares or Principal Amount	Value

Semiconductors (continued)
Virage Logic Corp. (b)	1,600	$12,528
Vitesse Semiconductor Corp. (b) (e)	64,588	106,570
Volterra Semiconductor Corp. (b) (e)	4,300	53,019
X-Rite, Inc. (e)	5,941	61,133

		12,019,762

Services (1.5%)
Advance America Cash Advance	19,000	230,850
Centers, Inc. (e)
Alderwoods Group, Inc. (b)	13,841	217,857
American Ecology Corp.	5,500	88,990
aQuantive, Inc. (b) (e)	16,899	365,863
Arbitron, Inc.	9,243	345,781
Clark, Inc.	4,200	64,260
Cogent, Inc. (b) (e)	8,100	215,055
Coinstar, Inc. (b) (e)	8,138	206,542
CyberGuard Corp. (b)	9,283	79,648
First Advantage Corp., Class A (b)	2,336	61,156
FTI Consulting, Inc. (b)	11,275	308,597
Geo Group, Inc. (The) (b)	2,600	56,784
Healthcare Services Group, Inc. (e)	9,900	184,536
Labor Ready, Inc. (b)	15,894	371,125
Manhattan Associates, Inc. (b)	9,440	209,662
MasTec, Inc. (b)	4,971	50,654
National Healthcare Corp.	1,300	46,800
NDCHealth Corp.	11,603	218,601
Odyssey Marine Exploration, Inc. (b)	6,100	19,337
Perini Corp. (b)	3,183	64,870
Perot Systems Corp., Class A (b) (e)	21,783	301,912
PHH Corp. (b)	17,220	484,399
Providence Service Corp. (b) (e)	1,400	43,218
Quanta Services, Inc. (b) (e)	32,968	378,802
Rollins, Inc.	8,461	160,928
Secure Computing Corp. (b) (e)	10,650	127,587
Sotheby’s Holdings, Inc. (b)	13,098	203,936
Source Interlink Cos., Inc. (b) (e)	11,884	120,979

120	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Services (continued)
Stewart Enterprises, Inc., Class A	29,472	$150,307
Tetra Tech, Inc. (b) (e)	16,147	249,310
URS Corp. (b)	12,944	523,327
Vertrue, Inc. (b) (e)	1,900	71,535
Volt Information Sciences, Inc. (b)	1,505	28,294
Waste Services, Inc. (b)	11,500	43,010

		6,294,512

Steel (0.8%)
AK Steel Holding Corp. (b) (e)	32,500	227,175
Carpenter Technology Corp. (e)	6,851	413,115
Chaparral Steel Co. (b)	8,123	202,913
Maverick Tube Corp. (b) (e)	12,747	394,647
NS Group, Inc. (b)	5,786	200,253
Oregon Steel Mills, Inc. (b) (e)	10,491	266,366
Reliance Steel & Aluminum Co. (e)	8,928	509,075
Roanoke Electric Steel Corp. (e)	5,000	109,550
Ryerson Tull, Inc. (e)	8,674	175,128
Schnitzer Steel Industries, Inc. (e)	7,479	238,580
Steel Dynamics, Inc. (e)	12,975	401,836
Wheeling-Pittsburgh Corp. (b)	3,540	45,560

		3,184,198

Technology (1.6%)
American Reprographics Co. (b)	3,600	60,660
Benchmark Electronics, Inc. (b)	12,263	344,468
Black Box Corp.	5,782	231,974
CommScope, Inc. (b) (e)	15,917	310,700
Concur Technologies, Inc. (b) (e)	6,200	83,762
CTS Corp. (e)	10,837	127,660
Digi International, Inc. (b)	9,500	100,795
Dionex Corp. (b)	6,945	336,346
Excel Technology, Inc. (b)	2,519	65,872
Input/Output, Inc. (b) (e)	19,081	146,542
Intergraph Corp. (b) (e)	9,318	450,805
Kanbay International, Inc. (b)	6,000	87,480
KEMET Corp. (b)	24,206	167,506
Kronos, Inc. (b) (e)	9,697	444,704
Kulicke & Soffa Industries, Inc. (b) (e)	17,868	112,032

	Shares or Principal Amount	Value
Technology (continued)

Lattice Semiconductor Corp. (b)	31,645	$138,605
Lionbridge Technologies, Inc. (b)	12,000	81,240
Medis Technologies, Inc. (b) (e)	5,777	97,458
Merge Technologies, Inc. (b)	6,760	155,953
Micros Systems, Inc. (b)	12,044	553,060
MTC Technologies, Inc. (b) (e)	3,962	128,012
Ness Technologies, Inc. (b)	5,075	46,132
Opsware, Inc. (b)	16,508	84,851
Orbital Sciences Corp. (b)	16,422	190,988
Plantronics, Inc.	13,640	407,154
Plexus Corp. (b)	13,134	232,078
Progress Software Corp. (b)	12,325	383,801
Sonic Solutions (b)	7,200	137,808
Symmetricom, Inc. (b) (e)	16,700	133,099
Varian Semiconductor Equipment Associates, Inc. (b)	11,676	441,586
Varian, Inc. (b)	11,069	407,007

		6,690,138

Telecommunications (1.8%)
ADTRAN, Inc.	20,640	624,359
Airspan Networks, Inc. (b) (e)	14,720	73,306
Alaska Communications Systems Holdings, Inc.	6,800	74,732
Align Technology, Inc. (b) (e)	17,892	132,043
Anaren Microwave, Inc. (b)	5,833	82,537
Applied Signal Technology, Inc. (e)	4,298	73,754
Arris Group, Inc. (b)	28,833	238,449
Broadwing Corp. (b) (e)	18,151	115,077
Centennial Communications Corp. (b)	4,400	65,164
Ciena Corp. (b) (e)	168,700	399,819
Cincinnati Bell, Inc. (b)	67,279	266,425
Commonwealth Telephone Enterprises, Inc. (e)	7,448	267,309
Comtech Telecommunications Corp. (b) (e)	6,310	242,052
Consolidated Communications Holdings, Inc.	5,700	75,582
CT Communications, Inc.	5,000	56,600
Ditech Communications Corp. (b) (e)	12,400	78,988

2005 Annual Report	121

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Telecommunications (continued)
Dobson Communications Corp. (b) (e)	37,540	$273,667
Essex Corp (b)	6,000	107,820
FairPoint Communications, Inc.	10,500	143,535
Finisar Corp. (b) (e)	53,880	81,359
General Cable Corp. (b) (e)	11,700	190,125
General Communication, Inc. (b) (e)	19,248	184,973
Globetel Communications Corp. (b) (e)	10,600	21,306
Golden Telecom, Inc. (e)	5,215	151,496
IDT Corp. (b)	13,300	158,802
InfoSpace, Inc. (b)	10,634	267,126
InterVoice-Brite, Inc. (b) (e)	12,856	119,818
Iowa Telecommunications Services, Inc. (e)	8,800	145,200
JAMDAT Mobile, Inc. (b) (e)	4,000	73,680
Level 3 Communications, Inc. (b) (e)	213,640	619,556
Neon Communications, Inc. (c) (d) (b)	125	0
NeuStar, Inc., Class A (b)	8,600	263,160
North Pittsburgh Systems, Inc.	2,863	57,546
Premiere Global Services, Inc. (b) (e)	18,975	160,908
Price Communications Corp. (b)	13,537	206,033
RCN Corp. (b) (e)	5,300	107,590
Regent Communications, Inc. (b)	6,531	33,112
SBA Communications Corp. (b) (e)	21,900	323,463
Shenandoah Telecommunications Co. (e)	1,046	44,560
SureWest Communications (e)	4,000	112,160
Talk America Holdings, Inc. (b)	10,720	103,341
Telkonet, Inc. (b) (e)	14,700	71,883
UbiquiTel, Inc. (b)	24,600	212,544
UTStarcom, Inc. (b) (e)	30,000	165,600
Valor Communications Group, Inc.	9,180	116,861
Westell Technologies, Inc., Class A (b) (e)	21,929	103,066

	Shares or Principal Amount	Value

Telecommunications (continued)
XO Communications, Inc. (c) (d) (b)	5,400	$0
Zhone Technologies, Inc. (b)	19,340	43,708

		7,530,194

Tire & Rubber (0.1%)
Bandag, Inc. (e)	3,187	135,448
Cooper Tire & Rubber Co.	21,173	289,223

		424,671

Tobacco (0.1%)
Alliance One International, Inc. (e)	25,721	64,045
Star Scientific, Inc. (b)	12,897	34,564
Universal Corp.	8,687	325,242
Vector Group Ltd. (e)	9,566	190,937

		614,788

Transportation Services (1.3%)
Abx Air, Inc. (b)	13,000	103,870
AMERCO, Inc. (e)	2,504	146,058
Arkansas Best Corp. (e)	8,880	344,189
Covenant Transport, Inc., Class A (b) (e)	5,103	54,347
Dynamex, Inc. (b) (e)	1,100	18,062
EGL, Inc. (b)	11,953	335,043
Forward Air Corp. (e)	8,451	299,588
Frozen Food Express Industries, Inc. (b) (e)	1,300	14,664
Genesee & Wyoming, Inc., Class A (b)	5,430	174,032
Greenbrier Cos., Inc. (e)	2,700	74,385
Gulfmark Offshore, Inc. (b) (e)	5,040	143,842
Heartland Express, Inc. (e)	14,485	286,079
Hornbeck Offshore Services, Inc. (b)	2,900	93,409
HUB Group, Inc., Class A (b) (e)	4,870	177,122
Interpool, Inc.	500	9,750
Kansas City Southern Industries, Inc. (b)	22,419	496,804
Kirby Corp. (b)	6,457	333,633
Knight Transportation, Inc. (e)	9,597	261,134
Maritrans, Inc.	3,800	113,316

122	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Transportation Services (continued)
Marten Transport Ltd. (b)	1,200	$31,884
Offshore Logistics, Inc. (b)	6,900	234,600
Old Dominion Freight Line, Inc. (b)	6,053	214,216
P.A.M. Transportation Services, Inc. (b)	1,200	20,352
Pacer International, Inc.	9,354	241,801
Pegasus Solutions, Inc. (b) (e)	7,855	66,610
RailAmerica, Inc. (b) (e)	9,819	116,355
SCS Transportation, Inc. (b)	4,625	92,408
Sirva, Inc. (b) (e)	4,100	28,823
U.S. Xpress Enterprises, Inc. (b)	5,000	61,000
Universal Truckload Services, Inc. (b)	1,500	30,225
USA Truck, Inc. (b)	2,500	58,025
Werner Enterprises, Inc.	17,662	316,503
Wright Express Corp. (b)	11,200	241,696

		5,233,825

Utilities (1.3%)
ALLETE, Inc.	8,560	376,726
Black Hills Corp.	10,470	435,238
Calpine Corp. (b) (e)	160,540	382,085
Central Vermont Public Service Corp.	5,794	92,820
CH Energy Group, Inc. (e)	4,663	217,063
Covanta Holding Corp. (b)	30,070	348,511
Duquesne Light Holdings, Inc. (e)	23,624	394,285
Empire District Electric Co. (e)	8,081	163,236
FuelCell Energy, Inc. (b) (e)	14,943	130,901
Headwaters, Inc. (b) (e)	12,344	393,033
IDACORP, Inc.	12,914	372,827
Littlelfuse, Inc. (b)	6,331	155,173
MGE Energy, Inc. (e)	4,863	172,345
Northwestern Corp.	11,500	342,125
Otter Tail Co.	8,340	248,949
Pike Electric Corp. (b)	4,800	90,720
Sierra Pacific Resources (b)	36,644	474,539

	Shares or Principal Amount	Value

Utilities (continued)
Time Warner Telecom, Inc. (b) (e)	17,974	$150,622
UIL Holdings Corp. (e)	4,428	219,186
UniSource Energy Corp.	10,989	351,318

		5,511,702

Warehousing (0.1%)
Mobile Mini, Inc. (b) (e)	4,912	229,292

Water (0.1%)
American States Water Co. (e)	4,901	153,598
California Water Service Group (e)	4,052	144,859
Connecticut Water Service, Inc.	1,211	30,263
Middlesex Water Co.	5,116	108,868
Southwest Water Co. (e)	8,700	119,451

		557,039

Wireless Equipment (0.4%)
Atheros Communications (b) (e)	7,100	61,557
Endwave Corp. (b) (e)	2,700	33,480
Glenayre Technologies, Inc. (b) (e)	24,900	93,873
InPhonic, Inc. (b) (e)	6,180	89,363
InterDigital Communications Corp. (b)	15,800	303,203
Novatel Wireless, Inc. (b) (e)	10,604	134,671
Powerwave Technologies, Inc. (b) (e)	29,105	326,268
SpectraLink Corp.	7,830	98,501
Syniverse Holdings, Inc. (b)	5,000	90,500
Universal Electronics, Inc. (b) (e)	3,656	63,358
USA Mobility, Inc. (b) (e)	8,749	218,812
ViaSat, Inc. (b) (e)	6,123	151,789
Wireless Facilities, Inc. (b) (e)	19,460	130,187

		1,795,562

Total Common Stocks		346,205,507

2005 Annual Report	123

Statement of Investments (Continued)

October 31, 2005

Gartmore Small Cap Index Fund (Continued)

Cash Equivalents (15.3%)

	Principal Amount	Value

Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $63,496,622)	$63,489,744	$63,489,744

Total Cash Equivalents		63,489,744

Corporate Bonds (0.0%)
Construction & Building Materials (0.0%)
Brookfield Homes, 12.00%, 6/30/20	450	450

Total Corporate Bonds		450

Short-Term Securities Held as Collateral for

Securities Lending (26.8%)

	Principal Amount	Value

Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$111,168,600	$111,168,600

Total Short-Term Securities Held as Collateral for Securities Lending		111,168,600

Total Investments (Cost $482,383,815) (a) — 125.5%		520,864,301

Liabilities in excess of other assets — (25.5)%		(105,960,255)

NET ASSETS — 100.0%		$414,904,046

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	Fair valued security.
(d)	Security has been deemed illiquid. The pricing committee has deemed the security to have zero value based upon procedures adopted by the Board Of Trustees.
(e)	All or part of the security was on loan as of October 31, 2005.

At October 31, 2005, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered By Contracts	Unrealized Appreciation (Depreciation)
210	Russell 2000	12/16/05	$68,166,000	$(2,606,668)

*	Cash pledged as collateral.

See notes to financial statements.

124	Annual Report 2005

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Bond Index Fund	Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
Assets:
Investments, at value (cost $1,903,153,897; $1,251,674,543; $917,624,229; $2,574,817,045; and $418,894,071; respectively)	$1,878,072,189	$1,490,057,474	$1,036,426,807	$2,766,032,315	$457,374,557
Repurchase agreements, at cost and value	26,672,856	23,356,169	150,466,691	96,277,706	63,489,744

Total Investments	1,904,745,045	1,513,413,643	1,186,893,498	2,862,310,021	520,864,301

Cash	365	—	577	1,307,697	137,918
Cash collateral pledged for futures	—	17,545,472	5,953,500	5,339,250	2,808,000
Foreign currency, at value (cost $0; $8,436,061; $0; $0 and $0; respectively)	—	8,416,700	—	—	—
Interest and dividends receivable	15,293,149	1,897,555	915,595	2,717,624	422,389
Receivable for capital shares issued	1,682,723	2,168,042	1,273,827	3,352,380	575,504
Receivable for investments sold	—	—	448,821	—	40,898
Unrealized appreciation on forward foreign currency contracts	—	101,983	—	—	—
Receivable from adviser	45,610	76,408	55,606	125,886	10,860
Receivable for variation margin on futures contracts	—	853,210	2,779,786	858,914	1,446,791
Reclaims receivable	—	184,787	—	—	—
Prepaid expenses and other assets	15,567	13,339	11,343	20,095	2,367

Total Assets	1,921,782,459	1,544,671,139	1,198,332,553	2,876,031,867	526,309,028

Liabilities:
Payable to custodian	—	1,170,644	—	—	—
Distributions payable	375	—	—	—	—
Payable for investments purchased	162,932,748	—	3,280,213	—	—
Payable for capital shares redeemed	996,748	364,054	321,256	1,047,167	96,362
Unrealized depreciation on forward foreign currency contracts	—	176,307	—	—	—
Unrealized depreciation on open swap contracts	588,903	—	—	—	—
Payable for return of collateral received for securities on loan	243,805,654	180,683,964	185,502,716	187,378,599	111,168,600
Accrued expenses and other payables
Investment advisory fees	280,351	308,402	183,657	281,166	69,170
Fund administration and transfer agent fees	122,125	155,276	84,074	223,535	36,632
Distribution fees	9,258	8,848	32,120	83,592	14,441
Administrative servicing fees	7,316	6,002	17,128	104,699	11,220
Trustee fees	3,210	3,109	2,236	6,009	942
Other	9,172	16,958	21,280	60,710	7,615

Total Liabilities	408,755,860	182,893,564	189,444,680	189,185,477	111,404,982

Net Assets	$1,513,026,599	$1,361,777,575	$1,008,887,873	$2,686,846,390	$414,904,046

Represented by:
Capital	$1,541,329,162	$1,089,222,850	$842,543,775	$2,500,592,416	$359,424,338
Accumulated net investment income (loss)	866,187	(2,108,220)	1,465,171	2,807,688	267,728
Accumulated net realized gains (losses) from investment, futures and foreign currency transactions	(3,498,139)	36,030,178	48,910,331	(6,898,191)	19,338,162
Net unrealized appreciation (depreciation) on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(25,670,611)	238,632,767	115,968,596	190,344,478	35,873,818

Net Assets	$1,513,026,599	$1,361,777,575	$1,008,887,873	$2,686,846,390	$414,904,046

See notes to financial statements.

2005 Annual Report	125

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Bond Index Fund	Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
Net Assets:
Class A Shares	$42,125,615	$40,558,775	$150,304,580	$24,805,311	$65,750,869
Class B Shares	217,526	395,925	884,018	5,707,020	444,173
Class C Shares	—	151,484	224,692	831,234	199,527
Institutional Class Shares	1,470,683,458	1,320,671,391	857,474,583	2,007,289,506	348,509,477
Service Class Shares	—	—	—	578,102,425	—
Institutional Service Class Shares	—	—	—	69,995,616	—
Local Fund Shares	—	—	—	115,278	—

Total	$1,513,026,599	$1,361,777,575	$1,008,887,873	$2,686,846,390	$414,904,046

Shares outstanding (unlimited number of shares authorized):
Class A Shares	3,910,548	4,668,752	10,242,102	2,393,510	5,523,392
Class B Shares	20,192	46,197	60,948	552,598	37,580
Class C Shares	—	17,947	15,542	80,834	16,902
Institutional Class Shares	136,607,931	151,860,586	58,069,427	192,838,074	29,043,125
Service Class Shares	—	—	—	55,795,024	—
Institutional Service Class Shares	—	—	—	6,730,808	—
Local Fund Shares	—	—	—	11,053	—

Total	140,538,671	156,593,482	68,388,019	258,401,901	34,620,999

Net asset value and redemption price per share:
Class A Shares	$10.77	$8.69	$14.68	$10.36	$11.90
Class B Shares (a)	$10.77	$8.57	$14.50	$10.33	$11.82
Class C Shares (b)	$—	$8.44	$14.46	$10.28	$11.80
Institutional Class Shares	$10.77	$8.70	$14.77	$10.41	$12.00
Service Class Shares	$—	$—	$—	$10.36	$—
Institutional Service Class Shares	$—	$—	$—	$10.40	$—
Local Fund Shares	$—	$—	$—	$10.43	$—

Maximum offering price per share (100%/100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.43	$9.22	$15.58	$10.99	$12.63

Maximum Sales Charge — Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See notes to financial statements.

126	Annual Report 2005

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Bond Index Fund	Gartmore International Index Fund	Gartmore Mid Cap Market Index Fund	Gartmore S&P 500 Index Fund	Gartmore Small Cap Index Fund
INVESTMENT INCOME:
Interest income	$55,530,868	$1,319,036	$2,405,245	$3,724,906	$1,739,424
Dividend income (net of foreign witholding tax of $0; $3,055,350; $0; $0 and $0; respectively)	—	26,662,245	10,474,479	44,627,389	3,400,659
Income from securities lending	433,399	1,038,698	340,596	355,972	503,079

Total Income	55,964,267	29,019,979	13,220,320	48,708,267	5,643,162

Expenses:
Investment advisory fees	2,761,503	3,111,608	1,824,667	2,929,247	714,354
Fund administration and transfer agent fees	1,487,803	1,427,578	921,691	2,523,149	422,548
Distribution fees Class A	104,588	92,717	304,298	34,264	180,141
Distribution fees Class B	2,661	3,271	7,636	54,479	3,890
Distribution fees Class C	—	902	986	6,786	994
Distribution fees Service Class	—	—	—	856,730	—
Distribution fees Local Class	—	—	—	79	—
Administrative servicing fees Class A	62,749	54,527	169,718	3,807	108,101
Administrative servicing fees Service Class	—	—	—	1,404,048	—
Administrative servicing fees Institutional Service Class	—	—	—	176,217	—
Registration and filing fees	97,430	94,944	80,666	109,941	65,471
Trustee fees	51,314	47,082	33,387	94,195	14,450
Other	305,127	310,724	296,611	789,815	103,418

Total expenses before reimbursed expenses	4,873,175	5,143,353	3,639,660	8,982,757	1,613,367
Earnings credit (Note 5)	(11,457)	(4,689)	(5,547)	(10,459)	(2,258)
Expenses reimbursed	(710,181)	(756,273)	(519,931)	(1,108,994)	(256,790)

Total Expenses	4,151,537	4,382,391	3,114,182	7,863,304	1,354,319

Net Investment Income (Loss)	51,812,730	24,637,588	10,106,138	40,844,963	4,288,843

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(708,614)	26,181,765	38,346,130	(4,219,685)	13,434,826
Net realized gains (losses) on future transactions	—	16,916,666	11,947,546	14,093,160	7,410,648
Net realized gains (losses) on foreign currency transactions	—	(2,940,305)	—	—	—
Net realized gains (losses) on swap transactions	(881,271)	—	—	—	—

Net realized gains (losses) on investment, futures and foreign currency transactions	(1,589,885)	40,158,126	50,293,676	9,873,475	20,845,474
Net change in unrealized appreciation/depreciation on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(40,578,235)	123,259,235	59,756,849	116,601,416	12,196,781

Net realized/unrealized gains (losses) on investments, futures and foreign currencies	42,168,120	163,417,361	110,050,525	126,474,891	33,042,255

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$9,644,610	$188,054,949	$120,156,663	$167,319,854	$37,331,098

See notes to financial statements.

2005 Annual Report	127

Statements of Changes in Net Assets

	Gartmore Bond Index Fund		Gartmore International Index Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005		Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$55,530,868	$28,396,698	$24,637,588		$12,496,942
Net realized gains (losses) on investment, futures and foreign currency transactions	(1,589,985)	2,967,606	40,158,126		12,656,265
Net change in unrealized appreciation/depreciation on investments, futures, swaps and translation of assets and liabilities denominated in foreign currencies	(40,578,235)	11,512,393	123,259,235		68,963,585

Change in net assets resulting from operations	9,644,610	42,876,697	188,054,949		94,116,792

Distributions to Class A Shareholders from:
Net investment income	(1,589,869)	(1,379,130)	(887,978)		(311,725)
Net realized gains on investments	(21,640)	—	(372,809)		(3,274)

Distributions to Class B Shareholders from:
Net investment income	(8,494)	(9,948)	(6,059)		(1,045)
Net realized gains on investments	(138)	—	(2,547)		(24)

Distributions to Class C Shareholders from:
Net investment income	—	—	(1,839	) (a)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(51,119,187)	(28,789,702)	(30,547,982)		(10,010,686)
Net realized gains on investments	(539,426)	—	(10,207,889)		(77,718)

Change in net assets from shareholder distributions	(53,278,754)	(30,178,780)	(42,027,103)		(10,404,472)

Change in net assets from capital transactions	563,405,652	456,683,198	326,357,828		429,465,827

Change in net assets	519,771,508	469,381,115	472,385,674		513,178,147

Net Assets:
Beginning of period	993,255,091	523,873,976	889,391,901		376,213,754

End of period	$1,513,026,599	$993,255,091	$1,361,777,575		$889,391,901

Accumulated net investment income (loss)	$866,187	$(15,084)	$(2,108,220)		$5,972,697

(a)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.

See notes to financial statements.

128	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Mid Cap Market Index Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$10,106,138	$3,699,561
Net realized gains (losses) on investment and futures transactions	50,293,676	17,269,819
Net change in unrealized appreciation/depreciation on investments and futures	59,756,849	17,534,939

Change in net assets resulting from operations	120,156,663	38,504,319

Distributions to Class A Shareholders from:
Net investment income	(986,365)	(183,148)
Net realized gains on investments	(1,521,298)	(455,159)

Distributions to Class B Shareholders from:
Net investment income	(1,707)	—
Net realized gains on investments	(13,730)	(3,534)

Distributions to Class C Shareholders from:
Net investment income	(561)	(7)
Net realized gains on investments	(530)	(229)

Distributions to Institutional Class Shareholders from:
Net investment income	(8,089,901)	(3,295,582)
Net realized gains on investments	(11,631,944)	(2,971,536)

Change in net assets from shareholder distributions	(22,246,036)	(6,909,195)

Change in net assets from capital transactions	315,044,639	277,368,892

Change in net assets	412,955,266	308,964,016

Net Assets:
Beginning of period	595,932,607	286,968,591

End of period	$1,008,887,873	$595,932,607

Accumulated net investment income (loss)	$1,465,171	$437,567

See notes to financial statements.

2005 Annual Report	129

Statements of Changes in Net Assets

	Gartmore S&P 500 Index Fund		Gartmore Small Cap Index Fund

	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$40,844,963	$19,675,698	$4,288,843	$1,793,646
Net realized gains (losses) on investment transactions	9,873,475	(2,348,411)	20,845,474	14,224,436
Net change in unrealized appreciation/depreciation on investments	116,601,416	98,975,299	12,196,781	4,487,848

Change in net assets resulting from operations	167,319,854	116,302,586	37,331,098	20,505,930

Distributions to Class A Shareholders from:
Net investment income	(229,328)	(79,387)	(639,517)	(287,052)
Net realized gains on investments	—	—	(2,760,397)	(802,932)

Distributions to Class B Shareholders from:
Net investment income	(47,910)	(19,380)	(1,102)	(6)
Net realized gains on investments	—	—	(14,014)	(4,908)

Distributions to Class C Shareholders from:
Net investment income	(6,857)	(607)	(466)	(18)
Net realized gains on investments	—	—	(1,577)	(343)

Distributions to Institutional Class Shareholders from:
Net investment income	(30,571,334)	(13,237,951)	(3,706,523)	(1,326,145)
Net realized gains on investments	—	—	(9,044,421)	(1,892,332)

Distributions to Service Class Shareholders from:
Net investment income	(8,422,320)	(4,915,272)	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(1,169,535)	(759,266)	—	—

Distributions to Local Fund Shareholders from:
Net investment income	(2,026)	(1,378)	—	—

Change in net assets from shareholder distributions	(40,449,310)	(19,013,241)	(16,168,017)	(4,313,736)

Change in net assets from capital transactions	707,220,071	656,502,224	120,267,223	114,765,029

Change in net assets	834,090,615	753,791,569	141,430,304	130,957,223

Net Assets:
Beginning of period	1,852,755,775	1,098,964,206	273,473,742	142,516,519

End of period	$2,686,846,390	$1,852,755,775	$414,904,046	$273,473,742

Accumulated net investment income (loss)	$2,807,688	$2,412,035	$267,728	$326,493

See notes to financial statements.

130	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Bond Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$10.08	0.57	0.93	1.50	(0.57)	(0.08)	(0.65)	$10.93	15.28%		$9,693	0.81%		5.04%		1.12%		4.73%		150.27%
Year Ended October 31, 2002	$10.93	0.47	0.05	0.52	(0.48)	(0.01)	(0.49)	$10.96	5.01%		$38,447	0.72%		4.29%		0.84%		4.17%		124.75%
Year Ended October 31, 2003	$10.96	0.34	0.09	0.43	(0.40)	(0.01)	(0.41)	$10.98	3.96%		$42,292	0.71%		3.07%		0.82%		2.96%		139.66%
Year Ended October 31, 2004	$10.98	0.36	0.17	0.53	(0.38)	—	(0.38)	$11.13	4.94%		$40,757	0.71%		3.25%		0.77%		3.19%		151.56%
Year Ended October 31, 2005	$11.13	0.41	(0.34)	0.07	(0.42)	(0.01)	(0.43)	$10.77	0.56%		$42,126	0.71%		3.74%		0.77%		3.69%		153.31%

Class B Shares
Period Ended October 31, 2001 (d)	$10.75	0.02	0.18	0.20	(0.02)	—	(0.02)	$10.93	1.85%	(e)	$10	1.41%	(f)	3.05%	(f)	1.63%	(f)	2.83%	(f)	150.27%
Year Ended October 31, 2002	$10.93	0.41	0.05	0.46	(0.42)	(0.01)	(0.43)	$10.96	4.38%		$28	1.33%		3.69%		1.44%		3.58%		124.75%
Year Ended October 31, 2003	$10.96	0.29	0.07	0.36	(0.33)	(0.01)	(0.34)	$10.98	3.34%		$256	1.31%		2.10%		1.41%		2.00%		139.66%
Year Ended October 31, 2004	$10.98	0.30	0.17	0.47	(0.32)	—	(0.32)	$11.13	4.32%		$457	1.31%		2.70%		1.37%		2.65%		151.56%
Year Ended October 31, 2005	$11.13	0.33	(0.33)	(0.00)	(0.35)	(0.01)	(0.36)	$10.77	(0.04%	)	$218	1.31%		3.18%		1.37%		3.09%		153.31%

Institutional Class Shares
Year Ended October 31, 2001	$10.09	0.63	0.91	1.54	(0.63)	(0.08)	(0.71)	$10.92	15.71%		$45,750	0.31%		5.51%		1.10%		4.72%		150.27%
Year Ended October 31, 2002	$10.92	0.52	0.05	0.57	(0.53)	(0.01)	(0.54)	$10.95	5.46%		$185,141	0.31%		4.67%		0.45%		4.53%		124.75%
Year Ended October 31, 2003	$10.95	0.39	0.09	0.48	(0.44)	(0.01)	(0.45)	$10.98	4.47%		$481,326	0.31%		3.34%		0.42%		3.23%		139.66%
Year Ended October 31, 2004	$10.98	0.41	0.17	0.58	(0.43)	—	(0.43)	$11.13	5.36%		$952,042	0.31%		3.69%		0.37%		3.63%		151.56%
Year Ended October 31, 2005	$11.13	0.45	(0.34)	0.11	(0.46)	(0.01)	(0.47)	$10.77	0.97%		$1,470,683	0.31%		4.14%		0.37%		4.09%		153.31%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 12, 2001 (commencement of operations) through October 31, 2001.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

2005 Annual Report	131

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore International Index Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$8.65	0.08	(2.28)	(2.20)	(0.08)	—		(0.08)	$6.37	(25.44%	)	$10,877	0.86%		1.17%		3.97%		(1.94%	)	30.18%
Year Ended October 31, 2002	$6.37	0.08	(1.06)	(0.98)	(0.08)	—		(0.08)	$5.31	(15.65%	)	$12,549	0.79%		1.15%		0.96%		0.98%		32.45%
Year Ended October 31, 2003	$5.31	0.09	1.25	1.34	(0.10)	—		(0.10)	$6.55	25.51%		$16,404	0.75%		1.71%		0.88%		1.58%		7.71%
Year Ended October 31, 2004	$6.55	0.10	1.07	1.17	(0.09)	—	(g)	(0.09)	$7.63	18.01%		$34,183	0.76%		1.57%		0.82%		1.51%		7.62%
Year Ended October 31, 2005	$7.63	0.16	1.18	1.34	(0.20)	(0.08)		(0.28)	$8.69	17.83%		$40,565	0.76%		1.81%		0.83%		1.75%		12.24%

Class B Shares
Year Ended October 31, 2001	$8.62	0.04	(2.30)	(2.26)	(0.04)	—		(0.04)	$6.32	(26.17%	)	$59	1.46%		0.42%		7.41%		(5.53%	)	30.18%
Year Ended October 31, 2002	$6.32	0.03	(1.04)	(1.01)	(0.05)	—		(0.05)	$5.26	(16.12%	)	$80	1.39%		0.64%		1.72%		0.31%		32.45%
Year Ended October 31, 2003	$5.26	0.06	1.24	1.30	(0.08)	—		(0.08)	$6.48	24.88%		$105	1.36%		1.03%		1.48%		0.90%		7.71%
Year Ended October 31, 2004	$6.48	0.06	1.05	1.11	(0.05)	—	(g)	(0.05)	$7.54	17.21%		$159	1.36%		0.98%		1.42%		0.92%		7.62%
Year Ended October 31, 2005	$7.54	0.08	1.19	1.27	(0.16)	(0.08)		(0.24)	$8.57	17.17%		$396	1.36%		1.14%		1.43%		1.07%		12.24%

Class C Shares
Period Ended October 31, 2005 (d)	$8.27	0.09	0.19	0.28	(0.11)	—		(0.11)	$8.44	3.63%	(e)	$152	1.36%	(f)	1.57%	(f)	1.43%	(f)	1.50%	(f)	12.24%

Institutional Class Shares
Year Ended October 31, 2001	$8.66	0.10	(2.29)	(2.19)	(0.10)	—		(0.10)	$6.37	(25.28%	)	$32,422	0.36%		1.42%		2.60%		(0.82%	)	30.18%
Year Ended October 31, 2002	$6.37	0.09	(1.04)	(0.95)	(0.10)	—		(0.10)	$5.32	(15.20%	)	$119,502	0.36%		1.66%		0.56%		1.46%		32.45%
Year Ended October 31, 2003	$5.32	0.11	1.25	1.36	(0.12)	—		(0.12)	$6.56	25.90%		$359,705	0.36%		1.99%		0.48%		1.87%		7.71%
Year Ended October 31, 2004	$6.56	0.12	1.08	1.20	(0.12)	—	(g)	(0.12)	$7.64	18.43%		$855,050	0.36%		1.99%		0.42%		1.93%		7.62%
Year Ended October 31, 2005	$7.64	0.18	1.19	1.37	(0.23)	(0.08)		(0.31)	$8.70	18.26%		$1,320,858	0.36%		2.17%		0.43%		2.10%		12.24%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For period from February 14, 2005 (commencement of operations) through October 31, 2005.
(e)	Not annualized.
(f)	Annualized.
(g)	The amount is less than $0.005.

See notes to financial statements.

132	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Mid Cap Market Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$11.77	0.07	(1.50)	(1.43)	(0.08)	(0.47)	(0.55)	$9.79	(12.57%	)	$9,028	0.81%		0.56%		1.27%		0.10%		119.76%
Year Ended October 31, 2002	$9.79	0.04	(0.59)	(0.55)	(0.05)	—	(0.05)	$9.19	(5.67%	)	$19,002	0.73%		0.42%		0.83%		0.32%		15.82%
Year Ended October 31, 2003	$9.19	0.04	2.68	2.72	(0.04)	—	(0.04)	$11.87	29.72%		$38,693	0.71%		0.48%		0.82%		0.37%		8.26%
Year Ended October 31, 2004	$11.87	0.05	1.13	1.18	(0.04)	(0.12)	(0.16)	$12.89	10.07%		$65,059	0.70%		0.50%		0.77%		0.44%		15.75%
Year Ended October 31, 2005	$12.89	0.12	2.04	2.16	(0.11)	(0.26)	(0.37)	$14.68	16.94%		$150,305	0.70%		0.90%		0.77%		0.84%		18.44%

Class B Shares
Period Ended October 31, 2001 (d)	$11.62	—	(1.83)	(1.83)	—	(0.05)	(0.05)	$9.74	(16.05%	)(f)	$6	1.41%	(g)	(0.38%	)(g)	3.66%	(g)	(2.63%	)(g)	119.76%
Year Ended October 31, 2002	$9.74	(0.01)	(0.58)	(0.59)	(0.02)	—	(0.02)	$9.13	(6.13%	)	$86	1.32%		(0.16%	)	1.44%		(0.28%	)	15.82%
Year Ended October 31, 2003	$9.13	(0.02)	2.66	2.64	—	—	—	$11.77	28.96%		$295	1.31%		(0.13%	)	1.42%		(0.25%	)	8.26%
Year Ended October 31, 2004	$11.77	(0.02)	1.12	1.10	—	(0.12)	(0.12)	$12.75	9.44%		$657	1.31%		(0.10%	)	1.37%		(0.17%	)	15.75%
Year Ended October 31, 2005	$12.75	0.03	2.01	2.04	(0.03)	(0.26)	(0.29)	$14.50	16.15%		$884	1.31%		0.27%		1.38%		0.21%		18.44%

Class C Shares
Period Ended October 31, 2003 (e)	$11.43	—	0.33	0.33	—	—	—	$11.76	2.89%	(f)	$21	1.31%	(g)	0.16%	(g)	1.71%	(g)	(0.24%	)(g)	8.26%
Year Ended October 31, 2004	$11.76	(0.02)	1.12	1.10	—	(0.12)	(0.12)	$12.74	9.48%		$26	1.31%		(0.10%	)	1.38%		(0.17%	)	15.75%
Year Ended October 31, 2005	$12.74	0.02	2.01	2.03	(0.05)	(0.26)	(0.31)	$14.46	16.13%		$225	1.31%		0.28%		1.39%		0.21%		18.44%

Institutional Class Shares
Year Ended October 31, 2001	$11.80	0.10	(1.49)	(1.39)	(0.10)	(0.47)	(0.57)	$9.84	(12.17%	)	$26,719	0.31%		1.08%		1.00%		0.39%		119.76%
Year Ended October 31, 2002	$9.84	0.08	(0.58)	(0.50)	(0.09)	—	(0.09)	$9.25	(5.19%	)	$84,128	0.31%		0.84%		0.44%		0.71%		15.82%
Year Ended October 31, 2003	$9.25	0.08	2.70	2.78	(0.08)	—	(0.08)	$11.95	30.21%		$247,960	0.31%		0.87%		0.42%		0.76%		8.26%
Year Ended October 31, 2004	$11.95	0.11	1.13	1.24	(0.11)	(0.12)	(0.23)	$12.96	10.47%		$530,191	0.31%		0.89%		0.37%		0.83%		15.75%
Year Ended October 31, 2005	$12.96	0.17	2.06	2.23	(0.16)	(0.26)	(0.42)	$14.77	17.41%		$857,475	0.31%		1.27%		0.38%		1.21%		18.44%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from May 25, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

2005 Annual Report	133

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore S&P 500 Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$12.46	0.06	(3.17)	(3.11)	(0.06)	(0.17)	(0.23)	$9.12	(25.24%	)	$3,237	0.63%		0.70%		1.03%		0.30%		1.85%
Year Ended October 31, 2002	$9.12	0.09	(1.50)	(1.41)	(0.09)	—	(0.09)	$7.62	(15.62%	)	$3,942	0.52%		1.06%		0.61%		0.97%		3.06%
Year Ended October 31, 2003	$7.62	0.10	1.41	1.51	(0.09)	—	(0.09)	$9.04	20.03%		$5,795	0.48%		1.28%		0.56%		1.21%		1.30%
Year Ended October 31, 2004	$9.04	0.11	0.70	0.81	(0.11)	—	(0.11)	$9.74	8.99%		$7,822	0.50%		1.18%		0.54%		1.13%		1.71%
Year Ended October 31, 2005	$9.74	0.15	0.64	0.79	(0.17)	—	(0.17)	$10.36	8.11%		$24,805	0.50%		1.49%		0.56%		1.43%		5.28%

Class B Shares
Year Ended October 31, 2001	$12.42	0.01	(3.16)	(3.15)	(0.01)	(0.17)	(0.18)	$9.09	(25.65%	)	$1,879	1.23%		0.11%		2.21%		(0.87%	)	1.85%
Year Ended October 31, 2002	$9.09	0.03	(1.50)	(1.47)	(0.03)	—	(0.03)	$7.59	(16.24%	)	$2,423	1.23%		0.35%		1.39%		0.19%		3.06%
Year Ended October 31, 2003	$7.59	0.04	1.41	1.45	(0.04)	—	(0.04)	$9.00	19.14%		$3,713	1.23%		0.54%		1.30%		0.47%		1.30%
Year Ended October 31, 2004	$9.00	0.05	0.69	0.74	(0.04)	—	(0.04)	$9.70	8.23%		$4,820	1.23%		0.45%		1.27%		0.41%		1.71%
Year Ended October 31, 2005	$9.70	0.09	0.63	0.72	(0.09)	—	(0.09)	$10.33	7.45%		$5,707	1.23%		0.90%		1.28%		0.86%		5.28%

Class C Shares
Period Ended October 31, 2003 (d)	$8.83	—	0.18	0.18	—	—	—	$9.01	2.04%	(e)	$10	1.23%	(f)	0.48%	(f)	1.23%	(f)	0.48%	(f)	1.30%
Year Ended October 31, 2004	$9.01	0.05	0.67	0.72	(0.06)	—	(0.06)	$9.67	8.06%		$250	1.23%		0.46%		1.27%		0.42%		1.71%
Year Ended October 31, 2005	$9.67	0.08	0.64	0.72	(0.11)	—	(0.11)	$10.28	7.44%		$831	1.23%		0.71%		1.28%		0.65%		5.28%

Institutional Class Shares
Year Ended October 31, 2001	$12.49	0.11	(3.17)	(3.06)	(0.11)	(0.17)	(0.28)	$9.15	(24.84%	)	$107,955	0.23%		1.10%		0.29%		1.04%		1.85%
Year Ended October 31, 2002	$9.15	0.11	(1.51)	(1.40)	(0.11)	—	(0.11)	$7.64	(15.44%	)	$235,333	0.23%		1.37%		0.33%		1.27%		3.06%
Year Ended October 31, 2003	$7.64	0.11	1.43	1.54	(0.11)	—	(0.11)	$9.07	20.39%		$620,598	0.23%		1.52%		0.30%		1.45%		1.30%
Year Ended October 31, 2004	$9.07	0.13	0.70	0.83	(0.13)	—	(0.13)	$9.77	8.86%		$1,247,061	0.23%		1.45%		0.27%		1.41%		1.71%
Year Ended October 31, 2005	$9.77	0.19	0.64	0.83	(0.19)	—	(0.19)	$10.41	8.55%		$2,007,290	0.23%		1.86%		0.28%		1.81%		5.28%

Service Class Shares
Year Ended October 31, 2001	$12.45	0.07	(3.17)	(3.10)	(0.07)	(0.17)	(0.24)	$9.11	(25.22%	)	$233,943	0.63%		0.70%		0.69%		0.64%		1.85%
Year Ended October 31, 2002	$9.11	0.08	(1.50)	(1.42)	(0.08)	—	(0.08)	$7.61	(15.73%	)	$266,515	0.63%		0.94%		0.72%		0.85%		3.06%
Year Ended October 31, 2003	$7.61	0.09	1.41	1.50	(0.08)	—	(0.08)	$9.03	19.89%		$413,554	0.63%		1.14%		0.70%		1.06%		1.30%
Year Ended October 31, 2004	$9.03	0.11	0.69	0.80	(0.10)	—	(0.10)	$9.73	9.24%		$523,127	0.63%		1.05%		0.67%		1.01%		1.71%
Year Ended October 31, 2005	$9.73	0.16	0.62	0.78	(0.15)	—	(0.15)	$10.36	8.06%		$578,102	0.63%		1.51%		0.67%		1.47%		5.28%

Institutional Service Class Shares
Year Ended October 31, 2001	$12.48	0.08	(3.17)	(3.09)	(0.08)	(0.17)	(0.25)	$9.14	(25.04%	)	$35,097	0.48%		0.84%		0.54%		0.78%		1.85%
Year Ended October 31, 2002	$9.14	0.09	(1.50)	(1.41)	(0.09)	—	(0.09)	$7.64	(15.56%	)	$41,498	0.48%		1.09%		0.57%		1.00%		3.06%
Year Ended October 31, 2003	$7.64	0.10	1.42	1.52	(0.09)	—	(0.09)	$9.07	20.11%		$55,197	0.48%		1.29%		0.55%		1.21%		1.30%
Year Ended October 31, 2004	$9.07	0.12	0.69	0.81	(0.11)	—	(0.11)	$9.77	9.14%		$69,569	0.48%		1.21%		0.52%		1.16%		1.71%
Year Ended October 31, 2005	$9.77	0.18	0.62	0.80	(0.17)	—	(0.17)	$10.40	8.29%		$69,996	0.48%		1.68%		0.52%		1.63%		5.28%

Local Fund Shares
Year Ended October 31, 2001	$12.48	0.07	(3.14)	(3.07)	(0.07)	(0.17)	(0.24)	$9.17	(24.91%	)	$96	0.35%		0.94%		0.37%		0.92%		1.85%
Year Ended October 31, 2002	$9.17	0.11	(1.52)	(1.41)	(0.10)	—	(0.10)	$7.66	(15.47%	)	$81	0.31%		1.25%		0.39%		1.17%		3.06%
Year Ended October 31, 2003	$7.66	0.12	1.42	1.54	(0.11)	—	(0.11)	$9.09	20.26%		$97	0.30%		1.47%		0.37%		1.40%		1.30%
Year Ended October 31, 2004	$9.09	0.14	0.69	0.83	(0.13)	—	(0.13)	$9.79	8.85%		$106	0.30%		1.38%		0.34%		1.34%		1.71%
Year Ended October 31, 2005	$9.79	0.20	0.63	0.83	(0.19)	—	(0.19)	$10.43	8.45%		$115	0.30%		1.85%		0.35%		1.80%		5.28%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

134	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Small Cap Index Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.67	0.07	(1.32)	(1.25)	(0.08)	—	(0.08)	$8.34	(12.95%	)	$4,098	0.79%		0.75%		1.64%		(0.10%	)	50.19%
Year Ended October 31, 2002	$8.34	0.05	(1.07)	(1.02)	(0.05)	—	(0.05)	$7.27	(12.29%	)	$11,079	0.71%		0.71%		0.97%		0.45%		34.77%
Year Ended October 31, 2003	$7.27	0.05	2.98	3.03	(0.05)	—	(0.05)	$10.25	41.89%		$42,343	0.69%		0.61%		0.83%		0.47%		25.63%
Year Ended October 31, 2004	$10.25	0.06	1.06	1.12	(0.05)	(0.17)	(0.22)	$11.15	11.08%		$62,688	0.69%		0.56%		0.77%		0.48%		24.10%
Year Ended October 31, 2005	$11.15	0.10	1.20	1.30	(0.10)	(0.45)	(0.55)	$11.90	11.67%		$65,751	0.69%		0.90%		0.77%		0.82%		24.14%

Class B Shares
Period Ended October 31, 2002 (d)	$8.84	0.03	(1.59)	(1.56)	(0.03)	—	(0.03)	$7.25	(17.68%	)(f)	$89	1.29%	(g)	0.15%	(g)	1.55%	(g)	(0.11%	)(g)	34.77%
Year Ended October 31, 2003	$7.25	—	2.97	2.97	(0.01)	—	(0.01)	$10.21	40.98%		$249	1.29%		0.04%		1.44%		(0.11%	)	25.63%
Year Ended October 31, 2004	$10.21	(0.01)	1.05	1.04	—	(0.17)	(0.17)	$11.08	10.28%		$424	1.29%		(0.04%	)	1.37%		(0.12%	)	24.10%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.03)	(0.45)	(0.48)	$11.82	10.98%		$444	1.29%		0.28%		1.37%		0.21%		24.14%

Class C Shares
Period Ended October 31, 2003 (e)	$9.91	—	0.29	0.29	—	—	—	$10.20	2.93%	(f)	$21	1.29%	(g)	0.07%	(g)	1.38%	(g)	(0.02%	)(g)	25.63%
Year Ended October 31, 2004	$10.20	—	1.06	1.06	(0.01)	(0.17)	(0.18)	$11.08	10.48%		$39	1.29%		(0.04%	)	1.37%		(0.12%	)	24.10%
Year Ended October 31, 2005	$11.08	0.03	1.19	1.22	(0.05)	(0.45)	(0.50)	$11.80	10.99%		$200	1.29%		0.23%		1.37%		0.16%		24.14%

Institutional Class Shares
Year Ended October 31, 2001	$9.70	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)	$8.38	(12.54%	)	$11,366	0.29%		1.30%		1.94%		(0.35%	)	50.19%
Year Ended October 31, 2002	$8.38	0.08	(1.06)	(0.98)	(0.08)	—	(0.08)	$7.32	(11.80%	)	$33,247	0.29%		1.14%		0.58%		0.85%		34.77%
Year Ended October 31, 2003	$7.32	0.08	3.00	3.08	(0.08)	—	(0.08)	$10.32	42.49%		$99,904	0.29%		1.04%		0.44%		0.89%		25.63%
Year Ended October 31, 2004	$10.32	0.10	1.09	1.19	(0.10)	(0.17)	(0.27)	$11.24	11.51%		$210,322	0.29%		0.97%		0.37%		0.88%		24.10%
Year Ended October 31, 2005	$11.24	0.15	1.21	1.36	(0.15)	(0.45)	(0.60)	$12.00	12.11%		$348,509	0.29%		1.28%		0.37%		1.21%		24.14%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from November 29, 2001 (commencement of operations) through October 31, 2002.
(e)	For the period from October 22, 2003 (commencement of operations) through October 31, 2003.
(f)	Not annualized.
(g)	Annualized.

See notes to financial statements.

2005 Annual Report	135

Notes to Financial Statements

October 31, 2005

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of October 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the five (5) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Bond Index Fund (“Bond Index”)

- Gartmore International Index Fund (“International Index”)

- Gartmore Mid Cap Market Index Fund (“Mid Cap Market Index”)

- Gartmore S&P 500 Index Fund (“S&P 500 Index”)

- Gartmore Small Cap Index Fund (“Small Cap Index”)

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

136	Annual Report 2005

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages with the counterparties of CS First Boston and Nomura Securities.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases

2005 Annual Report	137

Notes to Financial Statements (Continued)

October 31, 2005

and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

(e)	Forward Foreign Currency Contracts

Certain Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

(f)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(g)	Swap Contracts

The Funds may engage in swap contracts in order to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in unrealized gains or losses on swap contracts is reported as unrealized gains or losses in the Statement of Operations. A realized gain or loss is

138	Annual Report 2005

recorded upon termination of swap contracts. Swap contracts are stated at fair value. Notional principal amounts are used to express the extent of involvement in these contracts, but the amounts potentially subject to credit risk are much smaller.

At October 31, 2005, Bond Index’s open swap contracts were as follows:

Description	Expiration Date	Underlying Notional Value	Unrealized Appreciation (Depreciation)
Index Swap with Morgan Stanley Capital Services Inc., Pays net of the total return of the Lehman Brothers CMBS Investment Grade plus 100 bps minus Libor less 15 bps. Gartmore Bond Index Fund receives positive pays negative	12/31/05	$54,000,000	$(588,903)

(h)	Mortgage Dollar Rolls

Certain Funds may enter into mortgage “dollar rolls” in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Mortgage dollar rolls are referred to as TBA’s on the Statement of Investments of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar roll and included in investment income on the Statement of Operations. Mortgage dollar rolls are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Fund’s Board of Trustees.

(i)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(j)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a custody fee based on the value of collateral received from borrowers.

2005 Annual Report	139

Notes to Financial Statements (Continued)

October 31, 2005

The cash collateral received by the Funds at October 31, 2005, was pooled and invested in the following:

Security Type	Issuer Name	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	U.S. Bank N.A.	$36,978,777	3.85%	11/02/05
Funding Agreement — GIC	GE Life and Annuity	22,800,000	4.05%	11/14/05
Funding Agreement — GIC	General Electric Capital Corp.	9,000,000	3.95%	12/15/05
Funding Agreement — GIC	ING USA	25,000,000	3.87%	11/18/05
Funding Agreement — GIC	Protective Life Insurance Company	25,000,000	4.36%	01/30/06
Master Note — Floating	Bank of America Corp.	7,500,000	4.14%	11/01/05
Master Note — Floating	CDC Financial Product Inc.	106,900,000	4.16%	11/01/05
Master Note — Floating	Citigroup Global Markets Inc.	56,300,000	4.13%	11/01/05
Master Note — Floating	Goldman Sachs Group LP	50,000,000	3.92%	11/02/05
Master Note — Floating	Merrill Lynch Mortgage Capital	47,000,000	4.16%	11/01/05
Medium Term Note — Floating	Deutsche Bank Financial	15,000,000	4.19%	11/01/05
Medium Term Note — Floating	General Electric Capital Corp.	19,464,025	3.79%	12/08/05
Medium Term Note — Floating	ISLANDSBANKI HF Corp.	20,500,000	4.08%	11/22/05
Medium Term Note — Floating	Nationwide Building Society	22,214,017	4.22%	01/23/06
Medium Term Note — Floating	Northern Rock PLC	1,000,000	3.84%	12/09/05
Medium Term Note — Floating	Pacific Life Global Funding	29,996,059	4.27%	01/26/06
Medium Term Note — Floating	Royal Bank of Scotland Group PLC	25,000,000	4.02%	12/30/05
Medium Term Note — Floating	Sigma Finance Inc.	4,610,244	3.83%	11/01/05
Medium Term Note — Floating	Tango Finance Corp.	5,997,651	3.89%	11/01/05
Repurchase Agreement	Normura Securities	325,785,300	4.05%	11/01/05
Yankee Certificates of Deposits — Floating	Canadian Imperial Bank NY	33,495,760	4.28%	11/01/05
Yankee Certificates of Deposits — Floating	Natexis Banques Populaires NY	18,997,700	4.32%	11/01/05

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2005, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral*
Bond Index	$387,200,047	$395,178,573
International Index	172,518,995	180,683,964
Mid Cap Market Index	185,300,812	185,502,716
S&P 500 Index	186,074,150	187,378,599
Small Cap Index	110,818,393	111,169,660
*	Includes securities and cash collateral

(k)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid monthly for the Bond Index Fund and is declared and paid quarterly for all other Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are

140	Annual Report 2005

reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(l)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(m)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Equity Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. For the Bond Funds, the allocation method used is based on the fair value of settled shares outstanding. Under this method, earnings are allocated based on the fair value of settled shares. Expenses specific to a class (such as rule 12b-1 and administrative services fees) are charged to that class.

(n)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Bond Index		International Index
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005		Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$11,921,461	$13,347,490	$26,347,086		$42,445,138
Dividends reinvested	1,766,838	1,350,691	1,249,230		310,013
Cost of shares redeemed	(10,926,951)	(16,812,393)	(26,127,338)		(28,400,557)

	2,761,348	(2,114,212)	1,468,978		14,354,594

Class B Shares
Proceeds from shares issued (a)	86,753	222,398	235,088		75,346
Dividends reinvested	9,945	7,736	7,847		1,045
Cost of shares redeemed	(326,869)	(35,062)	(46,512)		(42,325)

	(230,171)	195,072	196,423		34,066

Class C Shares
Proceeds from shares issued (a)	—	—	150,474	(b)	—
Dividends reinvested	—	—	945	(b)	—
Cost of shares redeemed	—	—	(2,509	)(b)	—

	—	—	148,910		—

Institutional Class Shares
Proceeds from shares issued (a)	561,634,706	509,207,305	477,687,940		461,901,238
Dividends reinvested	55,627,987	26,390,060	40,755,707		10,088,380
Cost of shares redeemed	(56,388,218)	(76,995,027)	(193,900,130)		(56,912,451)

	560,874,475	458,602,338	324,543,517		415,077,167

Change in net assets from capital transactions	$563,405,652	$456,683,198	$326,357,828		$429,465,827

(a)	Includes redemption fees, if any.
(b)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.

2005 Annual Report	141

Notes to Financial Statements (Continued)

October 31, 2005

	Bond Index		International Index
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005		Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	1,083,235	1,210,795	3,186,846		5,890,638
Reinvested	160,606	122,641	150,754		42,652
Redeemed	(994,100)	(1,523,237)	(3,149,382)		(3,956,219)

	249,741	(189,801)	188,218		1,977,071

Class B Shares
Issued	7,897	20,196	29,541		10,681
Reinvested	902	702	962		146
Redeemed	(29,622)	(3,184)	(5,414)		(5,909)

	(20,823)	17,714	25,089		4,918

Class C Shares
Issued	—	—	18,137	(a)	—
Reinvested	—	—	118	(a)	—
Redeemed	—	—	(308	)(a)	—

	—	—	17,947		—

Institutional Class Shares
Issued	51,110,919	46,269,303	57,463,660		63,612,835
Reinvested	5,061,735	2,398,550	4,907,293		1,388,539
Redeemed	(5,130,492)	(6,954,345)	(22,470,829)		(7,893,235)

	51,042,162	41,713,508	39,900,124		57,108,139

Total change in shares	51,271,080	41,541,421	40,131,378		59,090,128

(a)	For the period from February 14, 2005 (commencement of operations) through October 31, 2005.

142	Annual Report 2005

	Mid Cap Market Index		S&P 500 Index
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$98,144,558	$43,015,880	$22,204,730	$3,841,704
Dividends reinvested	2,318,171	629,448	220,161	76,060
Cost of shares redeemed	(28,200,639)	(21,026,712)	(5,798,251)	(2,337,539)

	72,262,090	22,618,616	16,626,640	1,580,225

Class B Shares
Proceeds from shares issued (a)	227,014	404,383	1,517,492	1,646,256
Dividends reinvested	14,359	3,504	35,761	15,986
Cost of shares redeemed	(106,040)	(74,493)	(984,230)	(837,720)

	135,333	333,394	569,023	824,522

Class C Shares
Proceeds from shares issued (a)	252,062	2,986	1,256,656	237,978
Dividends reinvested	648	229	2,602	573
Cost of shares redeemed	(61,173)	—	(693,175)	(1,200)

	191,537	3,215	566,083	237,351

Institutional Class Shares
Proceeds from shares issued (a)	286,440,128	293,159,004	749,189,581	736,845,278
Dividends reinvested	19,721,809	6,267,087	30,520,255	13,212,499
Cost of shares redeemed	(63,706,258)	(45,012,424)	(106,627,479)	(182,979,506)

	242,455,679	254,413,667	673,082,357	567,078,271

Service Class Shares
Proceeds from shares issued (a)	—	—	83,776,172	124,577,939
Dividends reinvested	—	—	8,422,320	4,915,270
Cost of shares redeemed	—	—	(71,764,682)	(52,626,707)

	—	—	20,433,810	76,866,502

Institutional Service Class Shares
Proceeds from shares issued (a)	—	—	11,593,467	22,349,604
Dividends reinvested	—	—	1,169,535	759,266
Cost of shares redeemed	—	—	(16,822,870)	(13,194,895)

	—	—	(4,059,868)	9,913,975

Local Fund Shares
Dividends reinvested	—	—	2,026	1,378

	—	—	2,026	1,378

Change in net assets from capital transactions	$315,044,639	$277,368,892	$707,220,071	$656,502,224

(a)	Includes redemption fees, if any.

2005 Annual Report	143

Notes to Financial Statements (Continued)

October 31, 2005

	Mid Cap Market Index		S&P 500 Index
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	6,977,286	3,397,710	2,132,450	399,081
Reinvested	165,326	51,098	21,314	7,956
Redeemed	(1,947,668)	(1,662,023)	(563,477)	(244,706)

	5,194,944	1,786,785	1,590,287	162,331

Class B Shares
Issued	15,949	32,301	147,956	171,050
Reinvested	1,041	289	3,473	1,682
Redeemed	(7,554)	(6,184)	(96,021)	(87,911)

	9,436	26,406	55,408	84,821

Class C Shares
Issued	17,885	241	124,173	24,813
Reinvested	47	19	255	60
Redeemed	(4,400)	—	(69,473)	(127)

	13,532	260	54,955	24,746

Institutional Class Shares
Issued	20,219,151	23,165,268	72,560,117	76,540,250
Reinvested	1,398,577	500,868	2,949,467	1,376,142
Redeemed	(4,452,655)	(3,519,484)	(10,263,495)	(18,716,166)

	17,165,073	20,146,652	65,246,089	59,200,226

Service Class Shares
Issued	—	—	8,170,050	12,975,238
Reinvested	—	—	816,841	514,689
Redeemed	—	—	(6,956,564)	(5,500,195)

	—	—	2,030,327	7,989,732

Institutional Service Class Shares
Issued	—	—	1,125,943	2,323,717
Reinvested	—	—	113,056	79,256
Redeemed	—	—	(1,632,706)	(1,366,721)

	—	—	(393,707)	1,036,252

Local Fund Shares
Reinvested	—	—	195	144

	—	—	195	144

Total change in shares	22,382,985	21,960,103	68,583,554	68,498,252

144	Annual Report 2005

	Small Cap Index
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$30,542,516	$55,133,106
Dividends reinvested	3,382,379	1,085,234
Cost of shares redeemed	(35,279,663)	(40,084,424)

	(1,354,768)	16,133,916

Class B Shares
Proceeds from shares issued (a)	83,965	177,466
Dividends reinvested	14,247	4,574
Cost of shares redeemed	(106,390)	(27,774)

	(8,178)	154,266

Class C Shares
Proceeds from shares issued (a)	174,494	17,986
Dividends reinvested	1,080	362
Cost of shares redeemed	(18,545)	(2,025)

	157,029	16,323

Institutional Class Shares
Proceeds from shares issued (a)	132,154,739	125,348,059
Dividends reinvested	12,750,909	3,218,879
Cost of shares redeemed	(23,432,508)	(30,106,414)

	121,473,140	98,460,524

Change in net assets from capital transactions	$120,267,223	$114,765,029

(a)	Includes redemption fees, if any.

2005 Annual Report	145

Notes to Financial Statements (Continued)

October 31, 2005

	Small Cap Index
	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	2,585,251	5,049,499
Reinvested	282,319	101,916
Redeemed	(2,964,492)	(3,661,727)

	(96,922)	1,489,688

Class B Shares
Issued	7,222	16,234
Reinvested	1,193	434
Redeemed	(9,121)	(2,745)

	(706)	13,923

Class C Shares
Issued	14,919	1,657
Reinvested	91	34
Redeemed	(1,637)	(180)

	13,373	1,511

Institutional Class Shares
Issued	11,224,475	11,448,553
Reinvested	1,057,777	298,715
Redeemed	(1,952,254)	(2,710,102)

	10,329,998	9,037,166

Total change in shares	10,245,743	10,542,288

146	Annual Report 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds (as shown in the table below). GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser for the Funds that GMF advises. The subadviser manages each of its respective Fund’s investments and has the responsibility for making all investment decisions for the applicable Funds. The adviser and subadviser for each Fund is as follows:

Fund	Adviser	Subadviser
Bond Index	GMF	Fund Asset Management, L.P.
International Index	GMF	Fund Asset Management, L.P.
Mid Cap Market Index	GMF	Fund Asset Management, L.P.
S&P 500 Index	GMF	Fund Asset Management, L.P.
Small Cap Index	GMF	Fund Asset Management, L.P.

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreements, GMF pays fees to the subadviser. Additional information regarding the investment advisory fees and subadvisory fees for GMF and the subadviser is as follows for the year ended October 31, 2005:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Bond Index	Up to $1.5 billion	0.22%	0.13%	0.09%
	On the next $1.5 billion	0.21%	0.12%	0.09%
	On $3 billion and more	0.20%	0.11%	0.09%
International Index	Up to $1.5 billion	0.27%	0.15%	0.12%
	On the next $1.5 billion	0.26%	0.14%	0.12%
	On $3 billion and more	0.25%	0.13%	0.12%
Mid Cap Market Index	Up to $1.5 billion	0.22%	0.13%	0.09%
	On the next $1.5 billion	0.21%	0.12%	0.09%
	On $3 billion and more	0.20%	0.11%	0.09%
S&P 500 Index	Up to $1.5 billion	0.13%	0.11%	0.02%
	On the next $1.5 billion	0.12%	0.10%	0.02%
	On $3 billion and more	0.11%	0.09%	0.02%
Small Cap Index	Up to $1.5 billion	0.20%	0.13%	0.07%
	On the next $1.5 billion	0.19%	0.12%	0.07%
	On $3 billion and more	0.18%	0.11%	0.07%

2005 Annual Report	147

Notes to Financial Statements (Continued)

October 31, 2005

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding the amounts listed in the table below until February 28, 2006:

	Expense Caps
Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares	Service Class Shares	Local Fund Shares
Bond Index (a)	0.32%	0.32%	0.32%	0.32%	0.32%	n/a	n/a	n/a
International Index (a)	0.37%	0.37%	0.37%	0.37%	0.37%	n/a	n/a	n/a
Mid Cap Market Index	0.32%	0.32%	0.32%	0.32%	0.32%	n/a	n/a	n/a
S&P 500 Index	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%	0.23%
Small Cap Index (a)	0.30%	0.30%	0.30%	0.30%	0.30%	n/a	n/a	n/a
(a)	The Expense Limitation Agreement for these Funds also states that the expense ratio for each class will not exceed 4.00% through March 1, 2011.

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Service Class Shares	Local Fund Shares
Bond Index	0.25%	1.00%	n/a	0.50%	n/a	n/a
International Index	0.25%	1.00%	n/a	0.50%	n/a	n/a
Mid Cap Market Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a
S&P 500 Index	0.25%	1.00%	1.00%	0.50%	0.15%	0.07%
Small Cap Index	0.25%	1.00%	1.00%	0.50%	n/a	n/a

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2005, GDSI received commissions of $125,073 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $16,432 was reallowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an

148	Annual Report 2005

indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. For the period November 1, 2004 through December 31, 2004, the fees for the services provided under such agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.25%
$1 billion and more up to $3 billion	0.18%
$3 billion and more up to $4 billion	0.14%
$4 billion and more up to $5 billion	0.07%
$5 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. The fees are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Investor Destinations Funds and the Optimal Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as brokerdealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

2005 Annual Report	149

Notes to Financial Statements (Continued)

October 31, 2005

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within five days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the year ended October 31, 2005, the Funds had no contributions to capital due to collection of redemption fees.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with J.P. Morgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2005.

The Trust’s custodian bank has agreed to reduce its fees when the Funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Bond Index	$2,693,810,791	$2,072,135,566
International Index	422,304,012	133,889,713
Mid Cap Market Index	351,060,198	137,629,184
S&P 500 Index	840,904,794	115,484,041
Small Cap Index	151,685,414	71,576,729

Purchases and sales of U.S. Government securities for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Bond Index	$2,762,348,155	$1,950,593,468
International Index	—	1,498,276

150	Annual Report 2005

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2005, was as follows: (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Bond Index	$52,182,582	$–	$52,182,582
International Index	35,814,307	6,212,796	42,027,103
Mid Cap Market Index	13,066,934	9,179,102	22,246,036
S&P 500 Index	40,449,310	–	40,449,310
Small Cap Index	9,500,597	6,667,420	16,168,017

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows: (Total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Bond Index	$27,750,785	$–	$27,750,785	$–	$27,750,785
International Index	10,404,472	–	10,404,472	–	10,404,472
Mid Cap Market Index	3,948,470	2,960,725	6,909,195	–	6,909,195
S&P 500 Index	19,013,241	–	19,013,241	–	19,013,241
Small Cap Index	3,020,382	1,293,354	4,313,736	–	4,313,736

As of October 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Bond Index	$6,091,864	$–	$6,091,864	$(5,225,677)	$(3,181,987)	$(25,986,763)	$(28,302,563)
International Index	22,546,434	18,970,040	41,516,474	–	–	231,038,251	272,554,725
Mid Cap Market Index	11,149,066	37,247,799	48,396,865	–	–	117,947,233	166,344,098
S&P 500 Index	2,750,307	20,491,137	23,241,444	–	–	163,012,531	186,253,975
Small Cap Index	4,045,097	13,602,881	17,647,978	–	–	37,831,730	55,479,708
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

2005 Annual Report	151

Notes to Financial Statements (Continued)

October 31, 2005

As of October 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Bond Index	$1,930,142,905	$2,985,140	$(28,383,000)	(25,397,860)
International Index	1,282,699,553	253,008,809	(22,294,719)	230,714,090
Mid Cap Market Index	1,068,946,265	152,077,147	(34,129,914)	117,947,233
S&P 500 Index	2,699,297,490	326,065,089	(163,108,634)	163,012,531
Small Cap Index	483,032,571	60,806,493	(22,974,763)	37,831,730

As of October 31, 2005, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Bond Index	$3,181,987	2013

152	Annual Report 2005

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Bond Index Fund, Gartmore International Index Fund, Gartmore Mid Cap Market Index Fund, Gartmore S&P 500 Index Fund and Gartmore Small Cap Index Fund (five series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the four years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year (or period) ended October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2005

2005 Annual Report	153

Supplemental Information

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the period ended October 31, 2005, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
International Index	$31,309,293
Mid Cap Market Index	10,022,193
S&P 500 Index	44,446,341
Small Cap Index	3,719,120

For the taxable year ended October 31, 2005, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Mid Cap Market Index	54%
S&P 500 Index	100%
Small Cap Index	37%

The International Index Fund intends to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income on October 31, 2005 was 0.02 per outstanding share.

2. Shareholder Meeting

A separate shareholder meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust’s predecessor pursuant to a Proxy Statement on Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the Trust’s predecessor on or around November 5, 2004.

Two Proposals: The purpose of the December 23, 2004 meeting was to allow the shareholders of the Trust’s predecessor to vote on:

i. Proposal One: The election of the Trust’s Predecessor’s Board of Trustees; and

ii. Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provided for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

Proposal One: As set forth in the October 29, 2004 Proxy Statement, the nominees for election as Trustees of the Trust’s predecessor were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I. Jacobs, Thomas J. Kerr IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust’s predecessor to approve the proposed “Agreement and Plan of Reorganization” of the Trust’s predecessor (on behalf of each of the Trust’s funds) with and into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding funds of the Trust’s predecessor subject to the liabilities, expenses, costs, charges, and reserves of the corresponding funds of the Trust’s predecessor (contingent or otherwise), in exchange for shares of the acquiring funds of the Trust to be distributed pro rata by the Trust to the holders of the shares of the funds of the Trust’s predecessor, in a complete liquidation of the Trust’s predecessor.

154	Annual Report 2005

Voting Results:

The shareholders of the Trust’s predecessor voted to approve both Proposal One and Proposal Two, as follows:

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Charles E. Allen:

FOR	1,484,045,010.745 shares (96.963%)
WITHHOLD	46,475,965.981 shares (3.037%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael J. Baresich:

FOR	1,479,546,876.136 shares (96.669%)
WITHHOLD	50,974,100.590 shares (3.331%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paula H.J. Cholmondeley:

FOR	1,483,986,754.474 shares (96.960%)
WITHHOLD	46,534,222.252 shares (3.040%)
TOTAL	1,530,520,976.726 shares (100.000%)

C. Brent DeVore:

FOR	1,483,232,555.715 shares (96.910%)
WITHHOLD	47,288,421.011 shares (3.090%)
TOTAL	1,530,520,976.726 shares (100.000%)
Phyllis Kay Dryden:

FOR	1,483,461,670.269 shares (96.925%)
WITHHOLD	47,059,306.457 shares (3.075%)
TOTAL	1,530,520,976.726 shares (100.000%)

Robert M. Duncan:

FOR	1,478,518,553.740 shares (96.602%)
WITHHOLD	52,002,422.986 shares (3.398%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara L. Hennigar:

FOR	1,483,932,926.673 shares (96.956%)
WITHHOLD	46,588,050.053 shares (3.044%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paul J. Hondros:

FOR	1,483,799,576.741 shares (96.947%)
WITHHOLD	46,721,399.985 shares (3.053%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara I. Jacobs:

FOR	1,482,757,593.191 shares (96.879%)
WITHHOLD	47,763,383.535 shares (3.121%)
TOTAL	1,530,520,976.726 shares (100.000%)

Thomas J. Kerr IV:

FOR	1,477,143,243.388 shares (96.512%)
WITHHOLD	53,377,733.338 shares (3.488%)
TOTAL	1,530,520,976.726 shares (100.000%)

2005 Annual Report	155

Supplemental Information (continued)

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor

Douglas F. Kridler:

FOR	1,484,100,191.103 shares (96.967%)
WITHHOLD	46,420,785.623 shares (3.033%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael D. McCarthy:

FOR	1,483,352,898.255 shares (96.918%)
WITHHOLD	47,168,078.471 shares (3.082%)
TOTAL	1,530,520,976.726 shares (100.000%)

Arden L. Shisler:
FOR	1,483,661,174.441 shares (96.938%)
WITHHOLD	46,859,802.285 shares (3.062%)
TOTAL	1,530,520,976.726 shares (100.000%)

David C. Wetmore:

FOR	1,484,021,388.615 shares (96.962%)
WITHHOLD	46,499,588.111 shares (3.038%)
TOTAL	1,530,520,976.726 shares (100.000%)

Proposal Two:	Approval of the Agreement and Plan of Reorganization of the Trust’s Predecessor:
FOR	1,338,850,729.743 shares (87.477%)
AGAINST	48,927,279.322 shares (3.197%)
ABSTAIN	86,596,336.653 shares (5.658%)
BROKER NON-VOTES	56,146,631.008 shares (3.668%)
TOTAL	1,530,520,976.726 shares (100.000%)

156	Annual Report 2005

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee 2

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Residential Insulation of Owens Corning.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc. , Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February 2001.	84	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None

2005 Annual Report	157

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee 2

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[3]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $548,510 from the Trust for the year ended October 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

158	Annual Report 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company3.	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

2005 Annual Report	159

Management Information (Unaudited)

1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

160	Annual Report 2005

Index Definitions

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Standard & Poor’s (S&P) MidCap 400 Index: An unmanaged index that measures the performance of 400 stocks of medium-sized U.S. companies.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.

All rights reserved.

AR-IDX 12/05

Annual Report

October 31, 2005

Core Asset Allocation Series

Gartmore Investor Destinations Aggressive Fund

Gartmore Investor Destinations Moderately Aggressive Fund

Gartmore Investor Destinations Moderate Fund

Gartmore Investor Destinations Moderately Conservative Fund

Gartmore Investor Destinations Conservative Fund

Gartmore Optimal Allocations Funds: Aggressive

Gartmore Optimal Allocations Funds: Moderately Aggressive

Gartmore Optimal Allocations Funds: Moderate

Gartmore Optimal Allocations Funds: Speciality

www.gartmorefunds.com

Solutions.

UNITED STATES	UNITED KINGDOM	JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $82 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC3, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of Oct. 31, 2005.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $43 billion as of Oct. 31, 2005.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2005

Contents

2	Message to Shareholders
4	Market Perspectives

Core Asset Allocations Series
9	Gartmore Investor Destinations Aggressive Fund
15	Gartmore Investor Destinations Moderately Aggressive Fund
21	Gartmore Investor Destinations Moderate Fund
27	Gartmore Investor Destinations Moderately Conservative Fund
33	Gartmore Investor Destinations Conservative Fund
53	Gartmore Optimal Allocations Funds: Aggressive
59	Gartmore Optimal Allocations Funds: Moderately Aggressive
65	Gartmore Optimal Allocations Funds: Moderate
71	Gartmore Optimal Allocations Funds: Specialty

88	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

October 31, 2005

Dear Shareholders,

At times during the annual reporting period ended Oct. 31, 2005, it seemed as though a host of uncertain and unpredictable events coalesced into a “perfect storm” of market volatility.

Hurricane Katrina is one example. This Category 5 storm not only bore down on a major American city and its environs, it also had one of the country’s largest energy-producing regions in its sights. If that weren’t enough, the storm occurred just as oil and natural gas prices were spiraling to record levels, concurrent with fears of a great strain on global supply and capacity.

On another front, the intent to better integrate the member nations of the European Union (EU) was dealt a blow by France’s repudiation of a proposed EU constitution, a move that called into question the EU’s long-term effectiveness. Within a matter of weeks, France itself was rocked by what initially appeared to be youthful unrest in one section of Paris. As riots spread across the country, however, the situation revealed a disturbing and broad-based economic condition; unemployment among France’s immigrant population is five times the national average, and the segment’s per capita income is 40% below the national average. The lingering sense is that a number of European countries will have to deal with a long-overlooked social and economic issue at a time when the EU is struggling to retain its authority.

These are just two examples illustrating that market volatility can be a function of unexpected, and sometimes unrelated, global events. The accompanying “Market Perspectives” commentary provides a more detailed analysis of the various economic and social factors that influenced the market during the past year. I’d like to focus on Gartmore’s view on how best to navigate uncertain domestic and global markets in the pursuit of acceptable investment returns.

Risk, regardless of its source, is part and parcel of investing. The challenge is to mitigate risk as much as possible through sound portfolio diversification. Gartmore is committed to offering a diverse range of equity, fixed-income and alternative investment solutions designed to capture global investment opportunities. The informed investment response to complex, volatile markets is to configure a series of diverse, uncorrelated, well-performing funds into a dynamic portfolio. At Gartmore, we seek to provide the core and satellite investments needed to construct a broadly diversified investment portfolio.

Moreover, Gartmore believes that seasoned investment experts employing well-articulated and tested processes and aided by global research form the path to acceptable risk-adjusted returns. We hold a core belief that the ideas and insights of talented investment professionals can add quantifiable investment returns. In that regard, we are pleased to report that the returns of 30 of our 47 retail mutual funds (Class A at NAV) exceeded their respective benchmarks for the annual period ended Oct. 31, 2005.

The performance of a number of Gartmore’s funds from a variety of sectors and regions strengthens the case for holding uncorrelated investments. For example, the performance of the Gartmore Global Natural Resources Fund, which during the reporting period returned 65.51% (Class A at NAV) versus the Goldman Sachs Natural Resources Index return of 34.75%, was driven by escalating energy prices derived from increased global demand coupled with concerns about supply shortages. Within the energy sector, the Fund concentrated on smaller companies with higher capacity for growth. It is widely believed that energy will be in great demand for an extended period of time; therefore, the Fund will remain focused on the energy services sector companies that acquire, develop, and exploit oil and natural gas properties. The Wall Street Journal cited the Fund as a “Category King” in the Mutual Fund Monthly Review of Sept. 6, 2005.

The Gartmore Small Cap Fund garnered above-average returns during the reporting period, posting a 31.51% return (Class A at NAV) versus the Russell 2000® Index return of 12.08%. Most of the Fund’s outperformance came from strong stock selection in the information technology and energy sectors, in addition to astute sector allocations. Shortly after the close of the period, the Fund was cited in The Wall Street Journal as a “Category King” and noted as the second-best-performing fund in its respective sector for October 2005.

In addition, during the reporting period, Gartmore’s small-cap investment team was enhanced by the hiring of senior portfolio manager Jayne Stevlingson, who has managed small-cap funds at both OppenheimerFunds, Inc. and Morgan Stanley.

The case for broad global diversification was made through the performance of several of our non-U.S. funds during the reporting period. In comparison to equity prices in Europe and Japan, those in the United States were more muted during the past year, reflecting stretched valuations and increasing uncertainty in the outlook for consumers. The emerging markets, however, outperformed all other regions. Though its performance slightly lagged that of its benchmark, the Gartmore Emerging Markets Fund

2	Annual Report 2005

Message to Shareholders

Continued

posted very strong returns of 30.02% (Class A at NAV) for the reporting period. The Gartmore International Growth Fund, returning 26.13% (Class A at NAV) versus the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index return of 20.06%, also benefited from the impressive performance of emerging-market and Pacific Rim equities. In addition, Latin American securities delivered notably robust performance on the back of strong commodity prices.

The Gartmore Worldwide Leaders Fund, which returned 23.44% (Class A at NAV) versus 13.27% for the MSCI World IndexSM, benefited from both domestic and international developments. Overall, U.S. growth remained strong in the face of inflationary worries, while both Europe and Japan showed increasing signs of recovery. European export growth increased due to the weak euro at the same time that Japan experienced rising real incomes and increased capital expenditures. As a result, the Fund’s largest regional contributors were the United States, the United Kingdom and Japan. The Fund also benefited from strong stock selection within the technology, financial services, health-care and energy sectors.

Despite considerable volatility in both the U.S. economy and the U.S. equity markets during the past year, the Gartmore U.S. Growth Leaders Fund handily outperformed the Standard & Poor’s (S&P) 500® Index return of 8.72% with a return of 17.31% (Class A at NAV). The Fund’s performance was almost exclusively driven by strong stock selection, particularly in the technology and consumer goods areas. Concurrently, the Gartmore U.S. Growth Leaders Long-Short Fund returned 6.09% (Class A at NAV) versus 2.68% for its benchmark, the Citigroup 3-Month T-Bill Index. Again, adept stock selection, coupled with strong sector allocations, drove the Fund’s outperformance.

In addition to a suite of actively managed funds, Gartmore provides packaged asset allocation and diversification solutions. The Gartmore Optimal Allocations Funds, launched in June 2004, consist primarily of various proprietary Gartmore funds offered in four varieties, calibrated to different levels of risk: Moderate, Moderately Aggressive, Aggressive and Specialty. We are very pleased to report that each of these Funds, which serve as complements to actively managed holdings, outperformed their respective composite benchmarks for the reporting period.

Fund Name	Fund Return*	Benchmark Return	Benchmark
Gartmore Optimal Allocations: Moderate	10.41%	7.56%	S&P 500 (40%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (40%)
Gartmore Optimal Allocations: Moderately Aggressive	12.77%	9.08%	S&P 500 (60%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (20%)
Gartmore Optimal Allocations: Aggressive	14.86%	10.67%	S&P 500 (70%); MSCI EAFE (25%); Lehman Brothers U.S. Aggregate (5%)
Gartmore Optimal Allocations: Specialty	14.59%	11.50%	S&P 500 (70%); MSCI EAFE (30%)
*	All Fund returns are Class A at NAV, as of Oct. 31, 2005.

As we head into 2006, the only constant is uncertainty, which is a companion to opportunity. The informed and experienced investment manager, supported by broad-based research and analysis, can discern the investment opportunities associated with volatility. In today’s global investment landscape, a host of variables exist that impact investment returns, both positively and negatively. At Gartmore, we put all of our resources into our goal of achieving acceptable risk-adjusted returns on behalf of our investors. We measure our investment success by your performance standards. We appreciate the trust you have placed in us, and we will continue to strive to fulfill your investment objectives in the coming year.

Wishing you a very happy and prosperous 2006,

Young D. Chin

Co-Global Chief Investment Officer–Equities

President and CEO

Gartmore Global Investments

2005 Annual Report	3

Market Perspectives

October 31, 2005

Market volatility continues, but with a positive trend

The one-year period ended Oct. 31, 2005, witnessed considerable quarter-to-quarter volatility. The past 12 months clearly have been rife with reasons to justify the wide swings in market pricing. Although the markets gave investors a bumpy ride, most of those who held on were rewarded, illustrated by the fact that, for the annual reporting period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index returned 18.59% and the Standard & Poor’s (S&P) 500® Index was up 8.72%.

A broad rally in global equity markets took hold in the final two months of 2004. International stocks, as represented by the MSCI EAFE Index, advanced 11.55% during this period, while the S&P 500 Index, a broad measure of the U.S. equity market, gained 7.59%.

As 2005 began, however, concerns about slack economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. To varying degrees, these concerns would continue to plague the equity markets for the remainder of the year. The overall global economy nonetheless proved resilient. In the United States, the economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%.

The dominant topic in 2005, particularly during the latter half of the year, was the continued impact of rising energy costs. As Hurricane Katrina barreled down on the energy-intensive Louisiana coast, the futures price of crude oil rose to a high of $70 per barrel while natural gas prices doubled--a classic one-two economic punch. A confluence of increased global demand, particularly from China, and concerns about supply shortages also contributed to energy price hikes.

Meanwhile, the Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. As September wound down, however, energy prices began to fall, though they still were far above their year-ago averages. Further, inflationary fears began to subside as the Fed displayed its confidence in the economy. Ben Bernanke was appointed the new Fed Chairman in October to replace Alan Greenspan, who retires at the end of his term in January 2006.

Toward the end of the reporting period, consumer sentiment began to lag. From August to September, the consumer confidence measure fell from 105.5 to 86.6. In August, wages and salaries increased by 6.6%, yet disposable income declined 0.1% along with personal spending, which fell 0.5%--the biggest drop in more than three years.

During the reporting period, energy and natural resource company profits surged alongside soaring energy costs and expanding global demand. In the telecommunications industry, on the other hand, the costs of consolidation muted returns. Domestically, within the S&P 500 Index for the entire reporting period, sector performance ranged from a high of 59% for health services (31% in the MSCI EAFE Index) to a low of -5% for consumer services (9% in the MSCI EAFE Index). Stocks in industrials, energy and distribution services delivered returns of 42%, 31% and 25% (43%, 24% and 46% in the MSCI EAFE Index), respectively, while stocks in consumer durables and communications delivered negative returns of -4% and -0.5% (14% and 5% in the MSCI EAFE Index), respectively.

Key trends for investors to watch

As we look toward the coming year, these are some of the key trends that we are paying particularly close attention to as we shape our investment strategies at Gartmore:

An aging population. During 2005, a landmark social milestone occurred when the leading edge of the baby boom generation reached 60 years of age. Since the early post-World War II years, the baby boomers, as one of the largest subsections of the U.S. population, have reshaped the social landscape in innumerable ways. This group’s retirement will continue the process. The country’s financial institutions, for example, will accelerate the re-engineering of their products and services toward wealth preservation, not just wealth generation. On the downside, though, the strain on many under-funded pension plans, in addition to the Social Security system, may reverberate through the markets in unexpected and unsettling ways.

Housing prices—up, down or sideways? The housing market remained strong during the reporting period, with

4	Annual Report 2005

30-year fixed mortgage rates remaining below 6% for the majority of the time. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August. The robust housing market contributed much to the overall “wealth effect” for real estate investors. By the end of the reporting period, however, more pronounced signs of softening became evident.

One housing trend associated with the aging of the population: a wave of residential downsizing as retirees seek more practical, late-in-life living arrangements. Moreover, individuals are pulling back from the real estate speculation of the past few years as quick price appreciation has cooled in once-hot markets such as Las Vegas, Miami, Phoenix and San Diego.

The cost of socialization. During the past year, it has become even clearer that many corporations and countries must take a harder look at dealing with the burgeoning weight of socialization, which consists of, among other factors, health-care and retirement benefits. In fact, the future cost of socialization at both the corporate and country level will be of increasing concern in determining investment potential. Many longstanding business models and corporate policies will be revised in light of unsustainably heavy socialization costs.

France’s refusal to endorse the European Union (EU) constitution, for example, can be tied to the issue of socialization. Most observers believe that voters feared that a stronger EU would create an influx of cheap labor just as France was struggling to reduce high unemployment. In the United States, the issue of socialization was clearly evident in the United Auto Workers’ agreement with General Motors Corp. (GM) to cut health-care benefits for employees, retirees and their families. GM successfully argued that escalating pension and health-care benefits for a vast pool of retirees was forcing the enterprise into bankruptcy, which is a landmark shift in the auto industry’s historical model.

The international economic picture. In the latter part of 2005, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a sustainable recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

China’s economy grew rapidly during the reporting period. Despite ongoing criticism that governmental controls on the economy were overly rigid—particularly regarding commodity prices and imports/exports—China’s economy has largely stabilized and shows strong signs of continued growth. In fact, the government’s economic controls, once viewed as unduly prohibitive, are now credited with controlling what was becoming a dangerously overheated economy. For example, new factories were being developed in China at a rapid rate based on capital secured with minimal credit checks. Before long, some banks held portfolios with up to 45% nonperforming loans as a result of default. Government regulators subsequently mandated stricter credit rules and have even expressed a desire to improve China’s banks to such a degree that their credit quality would be attractive to foreign investors.

Throughout the first half of the year, the U.S. dollar continued its sustained, three-year decline versus benchmark currencies such as the euro. In mid-summer, however, the dollar reversed its multi-year trend. The dollar’s increase is due primarily to the strengthening U.S. economic outlook relative to the global platform and disappointment in European reform. In addition, two factors—the United Kingdom’s halting of interest-rate hikes and France’s vote against the EU constitution—have placed pressure on the euro, effectively bolstering the U.S. dollar.

The return of capital expenditures. As we look toward 2006, we are seeing a trend toward companies deploying large amounts of excess cash on their balance sheets. Since the 2000 market meltdown, many companies have relied on cash as their primary hedge against diminished revenues. Now, however, as the equity markets continue to recover, many of these firms are feeling the pressure either to put the money to work in various ways, such as toward acquisitions, or return the money to shareholders in the form of dividend payouts or share buybacks. The technology sector could be a notable beneficiary of this trend. Research and development as well as new product rollouts are key drivers in the technology industry, and both areas will be bolstered by increased spending.

Looking ahead

For the near term, investors will face a mixture of positive and negative factors. On the one hand, economic and corporate earnings growth is likely to slow in the coming months. Counterbalancing this slowdown could be positive sentiment surrounding the end of the Fed’s cycle of interest-rate hikes,

2005 Annual Report	5

Market Perspectives

Continued

which we anticipate will occur in the first half of 2006. If, as we expect, the peak in rates is accompanied by softening oil prices and a firm U.S. dollar, the investment environment should be favorable for equity markets.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.gartmorefunds.com

The opinions expressed herein are those of Gartmore Global Investments and may not come to pass.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations.

Index performance is provided for comparison purposes only; indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index. Market index performance is provided by a third party source that Gartmore deems reliable.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as short selling, short-term trading and investing in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

6	Annual Report 2005

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

2005 Annual Report	7

Market Perspectives

Continued

The Gartmore Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, in addition to the expenses of the Gartmore Investor Destinations Funds, you are indirectly paying a proportionate share of the applicable fees and expenses of the underlying funds. When discussing asset allocation theory and the three major asset classes, short-term investments typically are represented by an investment in 90-day Treasury bills. The short-term investments component of the Gartmore Investor Destinations Funds comprises an investment in one or a combination of the following: the Gartmore Morley Enhanced Income Fund (a short-term fixed-income fund), the Gartmore Money Market Fund and/or the Nationwide Contract (a fixed-interest contract issued and guaranteed by the Nationwide Life Insurance Company). While there can be no guarantee, it is believed that this strategy will provide a return in excess of the 90-day T-bill without substantially increasing risk.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations. Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund or underlying fund will be achieved or that a diversified portfolio will produce better results than a nondiversified one.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Performance shown is for Class A shares of the Fund at NAV and the underlying funds. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The indexes shown are unmanaged and do not reflect any fees or expenses. Investors cannot invest directly in market indexes. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown, please call 800-848-0920 or visit www.gartmorefunds.com.

Commentary provided by Gartmore Global Investments, the investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

Although third party information has been obtained from and is based on sources the Firm believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Investors should carefully consider a fund’s (and each of its underlying funds’) investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

8	Annual Report 2005

Gartmore Investor Destinations Aggressive Fund

For the annual period ended Oct. 31, 2005, the Gartmore Investor Destinations Aggressive Fund (Class A at NAV) returned 12.36% versus 8.35% for its benchmark, which consists of 95% S&P 500® Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Multi-Cap Core Funds was 13.33%.

The reporting period was a strong one for equity markets. As a result of several factors–lower oil prices, the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–equity markets experienced most of their gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong previous quarter, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter was released during January, coming in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit.

Equity markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, equity markets resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade above $50 per barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter corporate earnings came in strong and equity markets rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.

Equity markets regained momentum in July, despite several negative events, such as terrorism overseas, two devastating hurricanes in the U.S. Gulf Coast, oil prices reaching $70 per barrel, a strong dollar and increasing interest rates. The London terror attacks in early July did little to shake investors, as the S&P 500 Index recovered its immediate 4% loss the next day. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September. Year-to-date through Oct. 31, 2005, stocks remained in one of the narrowest trading ranges in history.

As expected, interest rates moved considerably during the period as the yield curve flattened dramatically. The Federal Reserve Board, through the Federal Open Market Committee, continued its “measured pace” of monetary tightening by raising the federal funds rate 25 basis points eight times during the reporting period. This brought the rate to 3.75% from 1.75%.

The chart below illustrates the manager’s target allocation for each of the Fund’s underlying funds, and how each of the Fund’s underlying funds performed during the period.

Underlying Fund	12-Month Return	Target Allocation
Gartmore S&P 500 Index Fund	8.55%	40%
Gartmore International Index Fund	18.26%	30%
Gartmore Mid Cap Market Index Fund	17.41%	15%
Gartmore Small Cap Index Fund	12.11%	10%
Gartmore Bond Index Fund	0.97%	5%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain heavily weighted toward stock investments while including a position in bonds, with the goal of adding income and reducing volatility.

Portfolio Manager:

Young Chin

2005 Annual Report	9

Fund Performance	Gartmore Investor Destinations Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	12.36%	1.58%	0.22%
	w/SC3	5.84%	0.39%	-0.84%
Class B	w/o SC2	11.46%	0.84%	-0.49%
	w/SC4	6.46%	0.45%	-0.66%
Class C5	w/o SC2	11.49%	0.85%	-0.48%
	w/SC6	10.49%	0.85%	-0.48%
Class R7,8		12.19%	1.11%	-0.26%
Institutional Class[9]		12.86%	1.62%	0.28%
Service Class[7]		12.18%	1.50%	0.17%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Aggressive Fund, Lehman Brothers U.S. Aggregate Bond Index (LB U.S. Aggregate Bond Index)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International–Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Aggressive Composite (old) Index (f), the Aggressive Composite (new) Index (g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

10	Annual Report 2005

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Aggressive Composite (old) Index is a combination of S&P 500 (40%), MSCI EAFE (30%), S&P MidCap 400 Index (15%), Russell 2000 (10%), and LB Aggregate Bond (5%).

(g)	The Aggressive Composite(new) Index is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Aggressive Composite is a combination of the S&P 500 (95%) and the LB U.S. Aggregate Bond (5%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	11

Shareholder Expense Example	Gartmore Investor Destinations Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Investor Destinations Aggressive Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,074.20	$2.67	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.43	$2.60	0.51%
Class B	Actual		$1,000.00	$1,068.90	$6.47	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.33	1.24%
Class C	Actual		$1,000.00	$1,070.10	$6.47	1.24%
	Hypothetical	[1]	$1,000.00	$1,018.75	$6.33	1.24%
Class R	Actual		$1,000.00	$1,073.10	$3.29	0.63%
	Hypothetical	[1]	$1,000.00	$1,021.82	$3.22	0.63%
Institutional Service Class	Actual		$1,000.00	$1,073.40	$3.34	0.64%
	Hypothetical	[1]	$1,000.00	$1,021.77	$3.27	0.64%
Institutional Class	Actual		$1,000.00	$1,076.50	$1.31	0.25%
	Hypothetical	[1]	$1,000.00	$1,025.00	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

12	Annual Report 2005

Portfolio Summary	Gartmore Investor Destinations Aggressive Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	100.1%
Liabilities in excess of Other Assets	-0.1%

100.0%

Asset Allocation Detail
Equity Funds	95.0%
Fixed Income Funds	5.1%
Other	-0.1%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	40.2%
Gartmore International Index Fund, Institutional Class	29.7%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.1%
Gartmore Small Cap Index Fund, Institutional Class	10.0%
Gartmore Bond Index Fund, Institutional Class	5.1%
Other	-0.1%

100%

2005 Annual Report	13

Statement of Investments

October 31, 2005

Gartmore Investor Destinations Aggressive Fund

Mutual Funds (100.1%)

	Shares	Value
Equity Funds (95.0%)
Gartmore International Index Fund, Institutional Class (b)	19,164,924	$166,734,839
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	5,746,430	84,874,764
Gartmore S&P 500 Index Fund, Institutional Class (b)	21,710,572	226,007,051
Gartmore Small Cap Index Fund, Institutional Class (b)	4,658,078	55,896,931

		533,513,585

	Shares	Value
Fixed Income Funds (5.1%)
Gartmore Bond Index Fund, Institutional Class (b)	$2,648,858	$28,528,197

Total Mutual Funds		562,041,782

Total Investments (Cost $495,857,119) (a) — 100.1%		562,041,782

Liabilities in excess of other assets — (0.1)%		(283,360)

NET ASSETS — 100.0%		$561,758,422

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

14	Annual Report 2005

Gartmore Investor Destinations Moderately Aggressive Fund

For the annual period ended Oct. 31, 2005, the Gartmore Investor Destinations Moderately Aggressive Fund (Class A at NAV) returned 10.47% versus 7.32% for its benchmark, which consists of 80% S&P 500® Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Global Flexible Portfolio Funds was 11.20%.

The reporting period was a strong one for equity markets. As a result of several factors–lower oil prices, the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–equity markets experienced most of their gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong previous quarter, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter was released during January, coming in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit.

Equity markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, equity markets resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade above $50 per barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter corporate earnings came in strong and equity markets rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.

Equity markets regained momentum in July, despite several negative events, such as terrorism overseas, two devastating hurricanes in the U.S. Gulf Coast, oil prices reaching $70 per barrel, a strong dollar, and increasing interest rates. The London terror attacks in early July did little to shake investors, as the S&P 500 Index recovered its immediate 4% loss the next day. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September. Year-to-date through Oct. 31, 2005, stocks remained in one of the narrowest trading ranges in history.

As expected, interest rates moved considerably during the period as the yield curve flattened dramatically. The Federal Reserve Board, through the Federal Open Market Committee, continued its “measured pace” of monetary tightening by raising the federal funds rate 25 basis points eight times during the reporting period. This brought the rate to 3.75% from 1.75%.

The chart below illustrates the manager’s target allocation for each of the Fund’s underlying funds, and how each of the Fund’s underlying funds performed during the period.

Underlying Fund	12-Month Return	Target Allocation
Gartmore S&P 500 Index Fund	8.55%	35%
Gartmore International Index Fund	18.26%	25%
Gartmore Mid Cap Market Index Fund	17.41%	15%
Gartmore Small Cap Index Fund	12.11%	5%
Gartmore Bond Index Fund	0.97%	15%
Short-Term Investments	2.78%	5%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Manager:

Young Chin

2005 Annual Report	15

Fund Performance	Gartmore Investor Destinations Moderately Aggressive Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	10.47%	2.14%	1.15%
	w/SC3	4.07%	0.93%	0.09%
Class B	w/o SC2	9.74%	1.39%	0.43%
	w/SC4	4.74%	1.01%	0.26%
Class C5	w/o SC2	9.74%	1.44%	0.47%
	w/SC6	8.74%	1.44%	0.47%
Class R7,8		10.49%	1.64%	0.65%
Institutional Class[8,9]		11.02%	2.17%	1.19%
Service Class[7]		10.48%	2.07%	1.10%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Aggressive Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International–Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderately Aggressive Composite (old) Index (g), the Moderately Aggressive Composite (new) Index(h), and the Consumer Price Index (CPI)(i) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

16	Annual Report 2005

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderately Aggressive Composite (old) is a combination of S&P 500 (35%), MSCI EAFE (25%), S&P MidCap 400 Index (15%), LB Aggregate Bond (15%), Russell 2000 (5%), and Citigroup 3-Month T Bill Index (5%).

(h)	The Moderately Aggressive Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderately Aggressive Composite (new) is a combination of the S&P 500 (80%), the LB Aggregate Bond (15%) and the Citigroup 3-Month T Bill Index (5%).

(i)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	17

Shareholder Expense Example	Gartmore Investor Destinations Moderately Aggressive Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Investor Destinations Moderately Aggressive Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,060.50	$2.65	0.51%
	Hypothetical	[1]	$1,000.00	$1,022.43	$2.60	0.51%
Class B	Actual		$1,000.00	$1,056.50	$6.32	1.22%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.22%
Class C	Actual		$1,000.00	$1,056.50	$6.32	1.22%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.22%
Class R	Actual		$1,000.00	$1,060.70	$3.22	0.62%
	Hypothetical	[1]	$1,000.00	$1,021.87	$3.16	0.62%
Institutional Service Class	Actual		$1,000.00	$1,060.00	$3.27	0.63%
	Hypothetical	[1]	$1,000.00	$1,021.82	$3.22	0.63%
Institutional Class	Actual		$1,000.00	$1,063.10	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,025.00	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

18	Annual Report 2005

Portfolio Summary October 31, 2005	Gartmore Investor Destinations Moderately Aggressive Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	97.4%
Fixed Contract	2.6%
Liabilities in excess of Other Assets	0.0%

100.0%

Asset Allocation Detail
Equity Funds	79.7%
Fixed Income Funds	17.7%
Fixed Contract	2.6%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	35.0%
Gartmore International Index Fund, Institutional Class	24.6%
Gartmore Bond Index Fund, Institutional Class	15.1%
Gartmore Mid Cap Market Index Fund, Institutional Class	15.1%
Gartmore Small Cap Index Fund, Institutional Class	5.0%
Gartmore Morley Enhanced Income Fund, Institutional Class	2.6%
Nationwide Fixed Contract, 3.50%	2.6%

100.0%

2005 Annual Report	19

Statement of Investments

October 31, 2005

Gartmore Investor Destinations Moderately Aggressive Fund

Mutual Funds (97.4%)

	Shares	Value
Equity Funds (79.7%)
Gartmore International Index Fund, Institutional Class (b)	27,739,339	$241,332,247
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	9,981,538	147,427,320
Gartmore S&P 500 Index Fund, Institutional Class (b)	32,996,210	343,490,549
Gartmore Small Cap Index Fund, Institutional Class (b)	4,045,724	48,548,688

		780,798,804

Fixed Income Funds (17.7%)
Gartmore Bond Index Fund, Institutional Class (b)	13,800,447	148,630,816
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	2,753,734	25,031,439

		173,662,255

Total Mutual Funds		954,461,059

Fixed Contract (2.6%)

	Principal Amount	Value
Nationwide Fixed Contract, 3.50% (b) (c)	$24,993,175	$24,993,175

Total Fixed Contract		24,993,175

Total Investments (Cost $888,621,698) (a) — 100.0%		979,454,234

Liabilities in excess of other assets — (0.0)%		(330,278)

NET ASSETS — 100.0%		$979,123,956

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

20	Annual Report 2005

Gartmore Investor Destinations Moderate Fund

For the annual period ended Oct. 31, 2005, the Gartmore Investor Destinations Moderate Fund (Class A at NAV) returned 7.86% versus 5.94% for its benchmark, which consists of 60% S&P 500® Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Balanced Funds was 6.81%.

The reporting period was a strong one for equity markets. As a result of several factors–lower oil prices, the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–equity markets experienced most of their gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong previous quarter, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter was released during January, coming in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit.

Equity markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, equity markets resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade above $50 per barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter corporate earnings came in strong and equity markets rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.

Equity markets regained momentum in July, despite several negative events, such as terrorism overseas, two devastating hurricanes in the U.S. Gulf Coast, oil prices reaching $70 per barrel, a strong dollar and increasing interest rates. The London terror attacks in early July did little to shake investors, as the S&P 500 Index recovered its immediate 4% loss the next day. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September. Year-to-date through Oct. 31, 2005, stocks remained in one of the narrowest trading ranges in history.

The U.S. fixed-income markets, represented by the Lehman Brothers U.S. Aggregate Index, experienced a generally volatile environment during the reporting period. The Federal Reserve Board, through the Federal Open Market Committee (FOMC), continued its “measured pace” of monetary tightening by raising the federal funds rate 25 basis points at eight consecutive meetings. This brought the rate up to 3.75% from 1.75%. While short-term rates rose throughout the reporting period, longer-term rates took a circuitous route before ending higher at the conclusion of the period.

The chart below illustrates the manager’s target allocation for each of the Fund’s underlying funds, and how each of the Fund’s underlying funds performed during the period.

Underlying Fund	12-Month Return	Target Allocation
Gartmore S&P 500 Index Fund	8.55%	30%
Gartmore Bond Index Fund	0.97%	25%
Short-Term Investments	2.78%	15%
Gartmore International Index Fund	18.26%	15%
Gartmore Mid Cap Market Index Fund	17.41%	10%
Gartmore Small Cap Index Fund	12.11%	5%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking growth of capital and income. The Fund will remain weighted toward stock investments while including a sizable position in bonds and short-term investments, with the goal of adding income and reducing volatility.

Portfolio Manager:

Young Chin

2005 Annual Report	21

Fund Performance	Gartmore Investor Destinations Moderate Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	7.86%	2.61%	2.11%
	w/SC3	1.61%	1.40%	1.04%
Class B	w/o SC2	6.96%	1.89%	1.39%
	w/SC4	1.96%	1.51%	1.22%
Class C5	w/o SC2	6.98%	1.86%	1.37%
	w/SC6	5.98%	1.86%	1.37%
Class R7,8		7.68%	2.11%	1.59%
Institutional Class[8,9]		8.27%	2.65%	2.16%
Service Class[7]		7.66%	2.53%	2.06%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderate Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International–Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Russell 2000 Index (Russell 2000)(e), the Citigroup 3-Month T Bill Index(f), the Moderate Composite (old) Index (g), the Moderate Composite (new) Index(h), and the Consumer Price Index (CPI)(i) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

22	Annual Report 2005

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Russell 2000 is an unmanaged index of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(f)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(g)	The Moderate Composite (old) is a combination of S&P 500 (30%), MSCI EAFE (15%), S&P MidCap 400 Index (10%), LB Aggregate Bond (25%), Russell 2000 (5%), and Citigroup 3-Month T Bill Index (15%).

(h)	The Moderate Composite(new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite (new) is a combination of S&P 500 (60%), LB Aggregate Bond (25%) and Citigroup 3-Month T Bill Index (15%).

(i)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	23

Shareholder Expense Example	Gartmore Investor Destinations Moderate Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Investor Destinations Moderate Fund			Beginning Account Value, 5/1/ 05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,045.20	$2.58	0.50%
	Hypothetical	[1]	$1,000.00	$1,022.48	$2.55	0.50%
Class B	Actual		$1,000.00	$1,040.90	$6.28	1.22%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.22%
Class C	Actual		$1,000.00	$1,041.00	$6.28	1.22%
	Hypothetical	[1]	$1,000.00	$1,018.85	$6.23	1.22%
Class R	Actual		$1,000.00	$1,045.10	$3.20	0.62%
	Hypothetical	[1]	$1,000.00	$1,021.87	$3.16	0.62%
Institutional Service Class	Actual		$1,000.00	$1,044.90	$3.20	0.62%
	Hypothetical	[1]	$1,000.00	$1,021.87	$3.16	0.62%
Institutional Class	Actual		$1,000.00	$1,047.70	$1.29	0.25%
	Hypothetical	[1]	$1,000.00	$1,025.00	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

24	Annual Report 2005

Portfolio Summary October 31, 2005	Gartmore Investor Destinations Moderate Fund

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	92.4%
Fixed Contract	7.6%
Liabilities in excess of Other Assets	0.0%

100.0%

Asset Allocation Detail
Equity Funds	59.6%
Fixed Income Funds	32.8%
Fixed Contract	7.6%

100.0%

Top Holdings
Gartmore S&P 500 Index Fund, Institutional Class	30.0%
Gartmore Bond Index Fund, Institutional Class	25.2%
Gartmore International Index Fund, Institutional Class	14.7%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.0%
Gartmore Morley Enhanced Income Fund, Institutional Class	7.6%
Nationwide Fixed Contract, 3.50%	7.6%
Gartmore Small Cap Index Fund, Institutional Class	4.9%

100.0%

2005 Annual Report	25

Statement of Investments

October 31, 2005

Gartmore Investor Destinations Moderate Fund

Mutual Funds (92.4%)

	Shares	Value
Equity Funds (59.6%)
Gartmore International Index Fund, Institutional Class (b)	19,819,150	$172,426,605
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	7,923,968	117,037,002
Gartmore S&P 500 Index Fund, Institutional Class (b)	33,680,279	350,611,705
Gartmore Small Cap Index Fund, Institutional Class (b)	4,817,086	57,805,027

		697,880,339

Fixed Income Funds (32.8%)
Gartmore Bond Index Fund, Institutional Class (b)	27,400,496	295,103,340
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	9,841,968	89,463,492

		384,566,832

Total Mutual Funds		1,082,447,171

Fixed Contract (7.6%)

	Principal Amount	Value
Nationwide Fixed Contract, 3.50% (b) (c)	$89,319,949	$89,319,949

Total Fixed Contract		89,319,949

Total Investments (Cost $1,108,753,491) (a) — 100.0%		1,171,767,120

Liabilities in excess of other assets — (0.0)%		(460,810)

NET ASSETS — 100.0%		$1,171,306,310

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

26	Annual Report 2005

Gartmore Investor Destinations Moderately Conservative Fund

For the annual period ended Oct. 31, 2005, the Gartmore Investor Destinations Moderately Conservative Fund (Class A at NAV) returned 5.78% versus 4.61% for its benchmark, which consists of 40% S&P 500® Index, 35% Lehman Brothers U.S. Aggregate Index and 25% Citigroup 3-Month T-Bill Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 5.10%.

The reporting period was a strong one for equity markets. As a result of several factors–lower oil prices, the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–equity markets experienced most of their gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong previous quarter, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter was released during January, coming in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit.

Equity markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, equity markets resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade above $50 per barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter corporate earnings came in strong and equity markets rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.

Equity markets regained momentum in July, despite several negative events, such as terrorism overseas, two devastating hurricanes in the U.S. Gulf Coast, oil prices reaching $70 per barrel, a strong dollar and increasing interest rates. The London terror attacks in early July did little to shake investors, as the S&P 500 Index recovered its immediate 4% loss the next day. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September. Year-to-date through Oct. 31, 2005, stocks remained in one of the narrowest trading ranges in history.

The U.S. fixed-income markets, represented by the Lehman Brothers U.S. Aggregate Index, experienced a generally volatile environment during the reporting period. The Federal Reserve Board, through the Federal Open Market Committee (FOMC), continued its “measured pace” of monetary tightening by raising the federal funds rate 25 basis points at eight consecutive meetings. This brought the rate up to 3.75% from 1.75%. While short-term rates rose throughout the reporting period, longer-term rates took a circuitous route before ending higher at the conclusion of the period.

The chart below illustrates the manager’s target allocation for each of the Fund’s underlying funds, and how each of the Fund’s underlying funds performed during the period.

Underlying Fund	12-Month Return	Target Allocation
Gartmore Bond Index Fund	0.97%	35%
Short-Term Investments	2.78%	25%
Gartmore S&P 500 Index Fund	8.55%	20%
Gartmore International Index Fund	18.26%	10%
Gartmore Mid Cap Market Index Fund	17.41%	10%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments, while including substantial stock investments for long-term growth.

Portfolio Manager:

Young Chin

2005 Annual Report	27

Fund Performance	Gartmore Investor Destinations Moderately Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	5.78%	3.21%	2.88%
	w/SC3	-0.28%	2.00%	1.80%
Class B	w/o SC2	5.08%	2.55%	2.23%
	w/SC4	0.08%	2.19%	2.07%
Class C5	w/o SC2	5.01%	2.53%	2.22%
	w/SC6	4.01%	2.53%	2.22%
Class R7,8		5.73%	2.81%	2.46%
Institutional Class[8,9]		6.29%	3.29%	2.97%
Service Class[7]		5.67%	3.17%	2.87%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Moderately Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International–Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Moderately Conservative Composite (old) Index (f), the Moderately Conservative Composite (new) Index(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

28	Annual Report 2005

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(f)	The Moderately Conservative Composite (old) is a combination of LB Aggregate Bond (35%), Citigroup 3-Month T Bill Index (25%), S&P 500 (20%), MSCI EAFE (10%), and S&P MidCap 400 Index (10%).

(g)	The Moderately Conservative Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Moderate Composite (new) is a combination of LB Aggregate Bond (35%), S&P 500 (40%), and Citigroup 3-Month T Bill Index (25%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	29

Shareholder Expense Example	Gartmore Investor Destinations Moderately Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Investor Destinations Moderately Conservative Fund		Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual	$1,000.00	$1,031.40	$2.82	0.55%
	Hypothetical[1]	$1,000.00	$1,022.23	$2.81	0.55%
Class B	Actual	$1,000.00	$1,028.00	$6.29	1.23%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class C	Actual	$1,000.00	$1,027.10	$6.28	1.23%
	Hypothetical[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class R	Actual	$1,000.00	$1,031.10	$3.17	0.62%
	Hypothetical[1]	$1,000.00	$1,021.87	$3.16	0.62%
Institutional Service Class	Actual	$1,000.00	$1,030.90	$3.28	0.64%
	Hypothetical[1]	$1,000.00	$1,021.77	$3.27	0.64%
Institutional Class	Actual	$1,000.00	$1,035.00	$1.28	0.25%
	Hypothetical[1]	$1,000.00	$1,025.00	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

30	Annual Report 2005

Portfolio Summary	Gartmore Investor Destinations Moderately Conservative Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	87.4%
Fixed Contract	12.7%
Liabilities in excess of Other Assets	-0.1%

100.0%

Asset Allocation Detail
Fixed Income Funds	47.8%
Equity Funds	39.6%
Fixed Contract	12.7%
Other	-0.1%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	35.1%
Gartmore S&P 500 Index Fund, Institutional Class	19.8%
Gartmore Morley Enhanced Income Fund, Institutional Class	12.7%
Nationwide Fixed Contract, 3.50%	12.7%
Gartmore Mid Cap Market Index Fund, Institutional Class	10.0%
Gartmore International Index Fund, Institutional Class	9.8%
Other	-0.1%

100.0%

2005 Annual Report	31

Statement of Investments

October 31, 2005

Gartmore Investor Destinations Moderately Conservative Fund

Mutual Funds (87.4%)

	Shares	Value
Equity Funds (39.6%)
Gartmore International Index Fund, Institutional Class (b)	2,901,873	$25,246,294
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	1,740,126	25,701,663
Gartmore S&P 500 Index Fund, Institutional Class (b)	4,930,771	51,329,323

		102,277,280

Fixed Income Funds (47.8%)
Gartmore Bond Index Fund, Institutional Class (b)	8,422,591	90,711,304
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	3,601,339	32,736,171

		123,447,475

Total Mutual Funds		225,724,755

Fixed Contract (12.7%)

	Principal Amount	Value
Nationwide Fixed Contract, 3.50% (b) (c)	$32,683,889	$32,683,889

Total Fixed Contract		32,683,889

Total Investments (Cost $247,597,438) (a) — 100.1%		258,408,644

Liabilities in excess of other assets — (0.1)%		(145,870)

NET ASSETS — 100.0%		$258,262,774

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

32	Annual Report 2005

Gartmore Investor Destinations Conservative Fund

For the annual period ended Oct. 31, 2005, the Gartmore Investor Destinations Conservative Fund (Class A at NAV) returned 3.67% versus 3.36% for its benchmark, which consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Income Funds was 5.10%.

The reporting period was a strong one for equity markets. As a result of several factors–lower oil prices, the conclusion of the U.S. presidential election, reasonably good economic and earnings news, reactions to the $32 billion Microsoft dividend and the beginning of the seasonally strong year-end period–equity markets experienced most of their gains for the reporting period in November and December of 2004.

January 2005 began with a slide after the strong previous quarter, with cyclical and small-capitalization stocks performing the worst out of the gate. January was characterized by mixed economic data, increasing interest rates, disappointing earnings reports and climbing oil prices. In addition, gross domestic product growth for the fourth quarter was released during January, coming in weaker than expected at 3.1%, primarily as a result of the foreign trade deficit.

Equity markets were able to reverse course in February, even as the productivity report showed a continued slowdown in productivity growth and oil prices continued to climb. Good signs for the markets came in the form of accelerated hiring plans by corporations, reasonably robust capital spending and strong merger-and-acquisition activity. In March and April, equity markets resumed the downward slide experienced in January due to a combination of factors–the trade deficit, mixed economic news, high oil prices and rising interest rates. Oil prices, reaching as high as $56 per barrel, continued to trade above $50 per barrel.

Despite slowing profit growth, continually higher oil prices and inflation concerns, first-quarter corporate earnings came in strong and equity markets rebounded in May. The rally did not last into June, however, as investors continued to worry about economic deceleration. In addition, oil continued to pressure stock valuations, with the price climbing to a record high of more than $60 per barrel.

Equity markets regained momentum in July, despite several negative events, such as terrorism overseas, two devastating hurricanes in the U.S. Gulf Coast, oil prices reaching $70 per barrel, a strong dollar and increasing interest rates. The London terror attacks in early July did little to shake investors, as the S&P 500 Index recovered its immediate 4% loss the next day. In addition, improved profits in the energy sector counterbalanced the negative impact that Hurricanes Katrina and Rita had on the retail, transportation, tourism and insurance sectors in September. Year-to-date through Oct. 31, 2005, stocks remained in one of the narrowest trading ranges in history.

The U.S. fixed-income markets, represented by the Lehman Brothers U.S. Aggregate Index, experienced a generally volatile environment during the reporting period. The Federal Reserve Board, through the Federal Open Market Committee (FOMC), continued its “measured pace” of monetary tightening by raising the federal funds rate 25 basis points at eight consecutive meetings. This brought the rate up to 3.75% from 1.75%. While short-term rates rose throughout the reporting period, longer-term rates took a circuitous route before ending higher at the conclusion of the period.

The chart below illustrates the manager’s target allocation for each of the Fund’s underlying funds, and how each of the Fund’s underlying funds performed during the period.

Underlying Fund	12-Month Return	Target Allocation
Short-Term Investments	2.78%	45%
Gartmore Bond Index Fund	0.97%	35%
Gartmore S&P 500 Index Fund	8.55%	10%
Gartmore International Index Fund	18.26%	5%
Gartmore Mid Cap Market Index Fund	17.41%	5%

The Fund will continue to pursue its primary goal of maximizing total investment return by seeking income and, secondarily, long-term growth of capital. The Fund will remain weighted toward bonds and short-term investments while including some stock investments for long-term growth.

Portfolio Manager:

Young Chin

2005 Annual Report	33

Fund Performance	Gartmore Investor Destinations Conservative Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	Inception[1]
Class A	w/o SC2	3.67%	3.49%	3.39%
	w/SC3	-2.31%	2.27%	2.30%
Class B	w/o SC2	3.02%	2.77%	2.68%
	w/SC4	-1.98%	2.41%	2.52%
Class C5	w/o SC2	2.95%	2.76%	2.67%
	w/SC6	1.95%	2.76%	2.67%
Class R7,8		3.65%	3.04%	2.92%
Institutional Class[8,9]		4.23%	3.56%	3.47%
Service Class[7]		3.62%	3.44%	3.36%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on March 31, 2000.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	These returns until the creation of Class C shares (3/1/01) include the performance of the Fund’s Class B shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is substantially similar to what Class C shares would have produced because Class C shares invest in the same portfolio of securities as Class B shares and have the same expenses after any fee waivers or reimbursements. For Class C shares returns with sales charges, these returns have been restated for the applicable sales charges.

[6]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[7]	Not subject to any sales charges.

[8]	These returns until the creation of Class R shares (10/1/03) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Class R shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Class R shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class R shares would have produced because the Class R shares invest in the same portfolio of securities as Class B shares.

[9]	These returns until the creation of Institutional Class shares (12/29/04) include the performance of the Fund’s Class B shares. The returns have been adjusted for the fact that Institutional Class shares do not have any applicable sales charges but have not been adjusted for the lower expenses applicable to Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Institutional Class shares would have produced because the Institutional Class shares invest in the same portfolio of securities as Class B shares.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Investor Destinations Conservative Fund, Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International–Europe, Australasia, and Far East Index (MSCI EAFE)(c), the S&P MidCap 400 Index(d), the Citigroup 3-Month T Bill Index(e), the Conservative Composite (old) Index (f), the Conservative Composite (new) Index(g), and the Consumer Price Index (CPI)(h) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	LB U.S. Aggregate Bond Index is an unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more.

34	Annual Report 2005

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE Index is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The S&P MidCap 400 Index is an unmanaged index that measures the performance of mid-sized U.S. companies.

(e)	The Citigroup 3-Month T Bill Index is an average of the last 3-month treasury bill issues (excluding the current month-end bill).

(f)	The Conservative Composite (old) is a combination of LB Aggregate Bond (35%), Citigroup 3-Month T Bill Index (45%), S&P 500 (10%), MSCI EAFE (5%), and S&P MidCap 400 Index (5%).

(g)	The Conservative Composite (new) is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The Conservative Composite (new) is a combination of LB Aggregate Bond (35%), S&P 500 (20%), and Citigroup 3-Month T Bill Index (45%).

(h)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	35

Shareholder Expense Example	Gartmore Investor Destinations Conservative Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Investor Destinations Conservative Fund			Beginning Account Value 5/1/05	Ending Account Value 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,018.60	$2.70	0.53%
	Hypothetical	[1]	$1,000.00	$1,022.33	$2.71	0.53%
Class B	Actual		$1,000.00	$1,015.50	$6.25	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class C	Actual		$1,000.00	$1,015.70	$6.25	1.23%
	Hypothetical	[1]	$1,000.00	$1,018.80	$6.28	1.23%
Class R	Actual		$1,000.00	$1,018.70	$3.41	0.67%
	Hypothetical	[1]	$1,000.00	$1,021.62	$3.42	0.67%
Institutional Service Class	Actual		$1,000.00	$1,019.50	$3.26	0.64%
	Hypothetical	[1]	$1,000.00	$1,021.77	$3.27	0.64%
Institutional Class	Actual		$1,000.00	$1,022.60	$1.27	0.25%
	Hypothetical	[1]	$1,000.00	$1,025.00	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

36	Annual Report 2005

Portfolio Summary	Gartmore Investor Destinations Conservative Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	77.4%
Fixed Contract	22.7%
Liabilities in excess of Other Assets	-0.1%

100.0%

Asset Allocation Detail
Fixed Income Funds	57.7%
Fixed Contract	22.7%
Equity Funds	19.7%
Other	-0.1%

100.0%

Top Holdings
Gartmore Bond Index Fund, Institutional Class	35.0%
Gartmore Morley Enhanced Income Fund, Institutional Class	22.7%
Nationwide Fixed Contract, 3.50%	22.7%
Gartmore S&P 500 Index Fund, Institutional Class	9.8%
Gartmore Mid Cap Market Index Fund, Institutional Class	5.0%
Gartmore International Index Fund, Institutional Class	4.9%
Other	-0.1%

100.0%

2005 Annual Report	37

Statement of Investments

October 31, 2005

Gartmore Investor Destinations Conservative Fund

Mutual Funds (77.4%)

	Shares	Value
Equity Funds (19.7%)
Gartmore International Index Fund, Institutional Class (b)	1,060,279	$9,224,430
Gartmore Mid Cap Market Index Fund, Institutional Class (b)	635,881	9,391,962
Gartmore S&P 500 Index Fund,
Institutional Class (b)	1,801,852	18,757,280

		37,373,672

Fixed Income Funds (57.7%)
Gartmore Bond Index Fund, Institutional Class (b)	6,157,244	66,313,515
Gartmore Morley Enhanced Income Fund, Institutional Class (b)	4,739,201	43,079,334

		109,392,849

Total Mutual Funds		146,766,521

Fixed Contract (22.7%)

	Principal Amount	Value
Nationwide Fixed Contract, 3.50% (b) (c)	$43,008,207	$43,008,207

Total Fixed Contract		43,008,207

Total Investments (Cost $188,395,207) (a) — 100.1%		189,774,728

Liabilities in excess of other assets — (0.1)%		(100,114)

NET ASSETS — 100.0%		$189,674,614

(a)	See Notes to Financial Statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.
(c)	The Nationwide Fixed Contract rate changes quarterly. The security is restricted and as the affiliated counterparty is required by contract to redeem within five days upon request, it has been deemed liquid pursuant to procedures approved by the Board of Trustees.

See notes to financial statements.

38	Annual Report 2005

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund
Assets:
Investments in affiliated securities at value (cost $495,857,119; $888,621,698 and $1,108,753,491, respectively)	$562,041,782	$979,454,234	$1,171,767,120
Interest and dividends receivable	98,437	586,345	1,289,632
Receivable for capital shares issued	1,195,579	1,196,262	808,247
Receivable for investments sold	—	77,107	1,256,186
Prepaid expenses and other assets	6,171	20,034	21,196

Total Assets	563,341,969	981,333,982	1,175,142,381

Liabilities:
Payable for investments purchased	1,149,997	584,086	1,281,556
Payable for capital shares redeemed	92,554	1,046,562	1,895,575
Accrued expenses and other payables
Investment advisory fees	61,016	106,445	128,334
Distribution fees	169,704	321,874	359,960
Administrative servicing fees	67,328	117,996	152,313
Trustee fees	1,267	2,180	2,261
Other	41,681	30,883	16,072

Total Liabilities	1,583,547	2,210,026	3,836,071

Net Assets	$561,758,422	$979,123,956	$1,171,306,310

Represented by:
Capital	$492,070,742	$876,388,858	$1,097,176,891
Accumulated net investment income (loss)	—	63,952	999,525
Accumulated net realized gains (losses) on investment transactions	3,503,017	11,838,610	10,116,265
Net unrealized appreciation (depreciation) on investments	66,184,663	90,832,536	63,013,629

Net Assets	$561,758,422	$979,123,956	$1,171,306,310

See notes to financial statements.

2005 Annual Report	39

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Investor Destinations Aggressive Fund		Gartmore Investor Destinations Moderately Aggressive Fund		Gartmore Investor Destinations Moderate Fund
Net Assets:
Class A Shares	$38,583,404		$57,072,820		$57,505,312
Class B Shares	11,760,611		30,176,729		28,906,723
Class C Shares	71,231,493		155,315,482		150,491,449
Class R Shares	215,578		253,440		198,589
Institutional Class Shares	1,036		1,033		1,027
Service Class Shares	439,966,300		736,304,452		934,203,210

Total	$561,758,422		$979,123,956		$1,171,306,310

Shares outstanding (unlimited number of shares authorized):
Class A Shares	4,071,828		5,798,908		5,686,677
Class B Shares	1,253,252		3,104,098		2,878,280
Class C Shares	7,605,989		15,973,446		15,028,272
Class R Shares	22,886		26,006		19,744
Institutional Class Shares	109		105		101
Service Class Shares	46,321,879		74,898,133		92,562,471

Total	59,275,943		99,800,696		116,175,545

Net asset value and redemption price per share:
Class A Shares	$9.48		$9.84		$10.11
Class B Shares (a)	$9.38		$9.72		$10.04
Class C Shares (b)	$9.37		$9.72		$10.01
Class R Shares	$9.42		$9.75		$10.06
Institutional Class Shares	$9.53	(c)	$9.85	(c)	$10.12	(c)
Service Class Shares	$9.50		$9.83		$10.09

Maximum offering price per share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$10.06		$10.44		$10.73

Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding do not equal the NAV.

See notes to financial statements.

40	Annual Report 2005

	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
Assets:
Investments in affiliated securities at value (cost $247,597,438 and $188,395,207, respectively)	$258,408,644	$189,774,728
Cash	—	202
Interest and dividends receivable	409,719	358,790
Receivable for capital shares issued	203,930	21,917
Receivable for investments sold	—	342,459
Prepaid expenses and other assets	10,074	4,393

Total Assets	259,032,367	190,502,489

Liabilities:
Payable for investments purchased	409,308	354,902
Payable for capital shares redeemed	201,092	366,599
Accrued expenses and other payables
Investment advisory fees	28,195	20,890
Distribution fees	83,179	55,014
Administrative servicing fees	41,040	26,259
Trustee fees	581	422
Other	6,198	3,789

Total Liabilities	769,593	827,875

Net Assets	$258,262,774	$189,674,614

Represented by:
Capital	$244,004,343	$186,161,224
Accumulated net investment income (loss)	405,565	438,220
Accumulated net realized gains (losses) on investment transactions	3,041,660	1,695,649
Net unrealized appreciation (depreciation) on investments	10,811,206	1,379,521

Net Assets	$258,262,774	$189,674,614

See notes to financial statements.

2005 Annual Report	41

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Investor Destinations Moderately Conservative Fund		Gartmore Investor Destinations Conservative Fund
Net Assets:
Class A Shares	$16,923,424		$28,965,461
Class B Shares	6,001,750		4,010,143
Class C Shares	39,545,053		19,105,966
Class R Shares	1,141		3,156
Institutional Class Shares	1,027		1,024
Service Class Shares	195,790,379		137,588,864

Total	$258,262,774		$189,674,614

Shares outstanding (unlimited number of shares authorized):
Class A Shares	1,662,765		2,848,634
Class B Shares	589,733		394,609
Class C Shares	3,898,490		1,885,772
Class R Shares	112		310
Institutional Class Shares	100		100
Service Class Shares	19,176,084		13,494,338

Total	25,327,284		18,623,763

Net asset value and redemption price per share:
Class A Shares	$10.18		$10.17
Class B Shares (a)	$10.18		$10.16
Class C Shares (b)	$10.14		$10.13
Class R Shares	$10.22	(c)	$10.20	(c)
Institutional Class Shares	$10.24	(c)	$10.23	(c)
Service Class Shares	$10.21		$10.20

Maximum offering price per share (100%/100%-maximum sales charge of net asset value adjusted to the nearest cent):
Class A Shares	$10.80		$10.79

Maximum Sales Charge — Class A Shares	5.75%		5.75%

(a)	For Class B Shares, the redemption price per share varies by the length of time shares held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by shares outstanding do not equal the NAV.

See notes to financial statements.

42	Annual Report 2005

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Investor Destinations Aggressive Fund	Gartmore Investor Destinations Moderately Aggressive Fund	Gartmore Investor Destinations Moderate Fund
INVESTMENT INCOME:
Dividend income from affiliates	$11,419,113	$20,462,354	$22,350,128
Interest income from affiliates	—	693,435	2,196,811

Total Income	11,419,113	21,155,789	24,546,939

Expenses:
Investment advisory fees	621,717	1,062,546	1,121,567
Distribution fees Class A	82,361	120,688	119,973
Distribution fees Class B	99,043	265,080	249,031
Distribution fees Class C	624,220	1,336,248	1,322,932
Distribution fees Class R	534	754	436
Distribution fees Service Class	932,110	1,521,887	1,643,645
Administrative servicing fees Class A	6,933	15,688	16,445
Administrative servicing fees Service Class	564,020	920,434	999,589
Registration and filing fees	77,627	90,513	90,904
Trustee fees	19,639	33,469	34,402
Other	305,603	505,749	476,959

Total expenses before reimbursed expenses	3,333,807	5,873,056	6,075,883
Earnings credit (Note 4)	(301)	(1,291)	(705)

Total Expenses	3,333,506	5,871,765	6,075,178

Net Investment Income (Loss)	8,085,607	15,284,024	18,471,761

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	10,836,098	11,247,025	11,725,425
Realized gain distributions from underlying funds	2,420,188	3,218,591	2,422,265

Net realized gains (losses) on investment transactions	13,256,286	14,465,616	14,147,690
Net change in unrealized appreciation/depreciation on investments	27,349,928	42,163,334	22,070,381

Net realized/unrealized gains (losses) on investment transactions	40,606,214	56,628,950	36,218,071

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$48,691,821	$71,912,974	$54,689,832

See notes to financial statements.

2005 Annual Report	43

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Investor Destinations Moderately Conservative Fund	Gartmore Investor Destinations Conservative Fund
INVESTMENT INCOME:
Dividend income from affiliates	$6,036,710	$4,054,964
Interest income from affiliates	956,228	1,216,081

Total Income	6,992,938	5,271,045

Expenses:
Investment advisory fees	291,939	206,010
Distribution fees Class A	35,371	33,550
Distribution fees Class B	54,553	38,207
Distribution fees Class C	344,264	175,059
Distribution fees Class R	8	9
Distribution fees Service Class	426,344	309,303
Administrative servicing fees Class A	9,424	7,204
Administrative servicing fees Service Class	258,156	187,079
Registration and filing fees	67,275	64,886
Trustee fees	9,280	6,446
Other	126,275	79,394

Total expenses before reimbursed expenses	1,622,889	1,107,147
Earnings credit (Note 4)	(219)	(135)
Expenses reimbursed	(260)	(3,651)

Total Expenses	1,622,410	1,103,361

Net Investment Income (Loss)	5,370,528	4,167,684

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investment transactions with affiliates	3,922,470	2,187,456
Realized gain distributions from underlying funds	403,027	140,641

Net realized gains (losses) on investment transactions	4,325,497	2,328,097
Net change in unrealized appreciation/depreciation on investments	1,502,325	(1,460,973)

Net realized/unrealized gains (losses) on investment transactions	5,827,822	867,124

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$11,198,350	$5,034,808

See notes to financial statements.

44	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Investor Destinations Aggressive Fund			Gartmore Investor Destinations Moderately Aggressive Fund Gartmore Investor Destinations Moderately Aggressive Fund
	Year Ended October 31, 2005		Year Ended October 31, 2004	Year Ended October 31, 2005		Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$8,085,607		$2,219,962	$15,284,024		$5,098,027
Net realized gains (losses) on investment transactions	13,256,286		1,034,228	14,465,616		1,530,754
Net change in unrealized appreciation/depreciation on investments	27,349,928		18,905,762	42,163,334		28,746,017

Change in net assets resulting from operations	48,691,821		22,159,952	71,912,974		35,374,798

Distributions to Class A Shareholders from:
Net investment income	(637,312)		(139,877)	(1,016,018)		(336,949)
Net realized gain on investments	—		—	(3,210)		—

Distributions to Class B Shareholders from:
Net investment income	(127,363)		(22,875)	(381,919)		(91,228)
Net realized gain on investments	—		—	(1,783)		—

Distributions to Class C Shareholders from:
Net investment income	(798,240)		(128,175)	(1,910,861)		(461,825)
Net realized gain on investments	—		—	(8,792)		—

Distributions to Class R Shareholders from:
Net investment income	(2,069)		(94)	(3,692)		(124)
Net realized gain on investments	—		—	(10)		—

Distributions to Institutional Class Shareholders from:
Net investment income	(13	)(a)	—	(15	)(a)	—

Distributions to Service Class Shareholders from:
Net investment income	(6,795,353)		(2,076,163)	(12,003,528)		(4,111,940)
Net realized gain on investments	—		—	(39,082)		—

Change in net assets from shareholder distributions	(8,360,350)		(2,367,184)	(15,368,910)		(5,002,066)

Change in net assets from capital transactions	168,084,375		190,827,750	316,106,723		328,725,614

Change in net assets	208,415,846		210,620,518	372,650,787		359,098,346

Net Assets:
Beginning of period	353,342,576		142,722,058	606,473,169		247,374,823

End of period	$561,758,422		$353,342,576	$979,123,956		$606,473,169

Accumulated net investment income (loss)	$—		$—	$63,952		$95,961

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2005 Annual Report	45

Statements of Changes in Net Assets

	Gartmore Investor Destinations Moderate Fund
	Year Ended October 31, 2005		Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$18,471,761		$7,453,822
Net realized gains (losses) on investment transactions	14,147,690		2,162,916
Net change in unrealized appreciation/depreciation on investments	22,070,381		21,880,339

Change in net assets resulting from operations	54,689,832		31,497,077

Distributions to Class A Shareholders from:
Net investment income	(1,084,376)		(418,888)
Net realized gain on investments	(31,242)		—

Distributions to Class B Shareholders from:
Net investment income	(403,638)		(136,511)
Net realized gain on investments	(17,393)		—

Distributions to Class C Shareholders from:
Net investment income	(2,144,297)		(702,793)
Net realized gain on investments	(91,232)		—

Distributions to Class R Shareholders from:
Net investment income	(2,167)		(168)
Net realized gain on investments	(35)		—

Distributions to Institutional Class Shareholders from:
Net investment income	(17	)(a)	—

Distributions to Service Class Shareholders from:
Net investment income	(14,418,045)		(5,748,426)
Net realized gain on investments	(422,661)		—

Change in net assets from shareholder distributions	(18,615,103)		(7,006,786)

Change in net assets from capital transactions	491,340,279		333,780,395

Change in net assets	527,415,008		358,270,686

Net Assets:
Beginning of period	643,891,302		285,620,616

End of period	$1,171,306,310		$643,891,302

Accumulated net investment income (loss)	$999,525		$580,304

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

46	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Investor Destinations Moderately Conservative Fund			Gartmore Investor Destinations Conservative Fund
	Year Ended October 31, 2005		Year Ended October 31, 2004	Year Ended October 31, 2005		Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$5,370,528		$2,719,860	$4,167,684		$2,130,178
Net realized gains (losses) on investment transactions	4,325,497		633,817	2,328,097		837,209
Net change in unrealized appreciation/depreciation on investments	1,502,325		4,608,482	(1,460,973)		1,062,558

Change in net assets resulting from operations	11,198,350		7,962,159	5,034,808		4,029,945

Distributions to Class A Shareholders from:
Net investment income	(355,077)		(168,377)	(414,662)		(72,584)
Net realized gain on investments	(11,948)		—	(25,251)		—

Distributions to Class B Shareholders from:
Net investment income	(102,106)		(47,361)	(75,356)		(39,149)
Net realized gain on investments	(4,988)		—	(19,666)		—

Distributions to Class C Shareholders from:
Net investment income	(650,956)		(263,241)	(349,210)		(147,275)
Net realized gain on investments	(30,548)		—	(80,722)		—

Distributions to Class R Shareholders from:
Net investment income	(48)		(17)	(57)		(19)
Net realized gain on investments	(2)		—	(8)		—

Distributions to Institutional Class Shareholders from:
Net investment income	(20	)(a)	—	(21	)(a)	—

Distributions to Service Class Shareholders from:
Net investment income	(4,146,870)		(2,042,335)	(3,158,214)		(1,696,250)
Net realized gain on investments	(149,433)		—	(586,594)		—

Change in net assets from shareholder distributions	(5,451,996)		(2,521,331)	(4,709,761)		(1,955,277)

Change in net assets from capital transactions	73,623,254		80,796,231	65,959,285		54,831,720

Change in net assets	79,369,608		86,237,059	66,284,332		56,906,388

Net Assets:
Beginning of period	178,893,166		92,656,107	123,390,282		66,483,894

End of period	$258,262,774		$178,893,166	$189,674,614		$123,390,282

Accumulated net investment income (loss)	$405,565		$290,114	$438,220		$268,056

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2005 Annual Report	47

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Aggressive Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.37	0.09	(2.01)	(1.92)	(0.07)	(0.02)	(0.09)	$7.36	(20.53%	)	$7	0.71%		1.09%		3.71%		(1.91%	)	190.23%
Year Ended October 31, 2002	$7.36	0.07	(1.00)	(0.93)	(0.07)	—	(0.07)	$6.36	(12.67%	)	$247	0.50%		1.42%		0.50%		1.42%		26.33%
Year Ended October 31, 2003	$6.36	0.08	1.45	1.53	(0.08)	—	(0.08)	$7.81	24.34%		$3,742	0.52%		1.04%		(i	)	(i)		44.11%
Year Ended October 31, 2004	$7.81	0.10	0.80	0.90	(0.10)	—	(0.10)	$8.61	11.55%		$19,737	0.47%		1.06%		(i	)	(i)		2.12%
Year Ended October 31, 2005	$8.61	0.19	0.87	1.06	(0.19)	—	(0.19)	$9.48	12.36%		$38,583	0.49%		1.87%		(i	)	(i)		6.51%

Class B Shares
Year Ended October 31, 2001	$9.33	0.04	(2.00)	(1.96)	(0.05)	(0.01)	(0.06)	$7.31	(21.12%	)	$7	1.31%		0.50%		4.47%		(2.66%	)	190.23%
Year Ended October 31, 2002	$7.31	0.02	(0.99)	(0.97)	(0.02)	—	(0.02)	$6.32	(13.30%	)	$48	1.24%		0.04%		1.27%		0.01%		26.33%
Year Ended October 31, 2003	$6.32	0.04	1.43	1.47	(0.05)	—	(0.05)	$7.74	23.42%		$1,557	1.25%		0.16%		(i	)	(i)		44.11%
Year Ended October 31, 2004	$7.74	0.04	0.80	0.84	(0.05)	—	(0.05)	$8.53	10.86%		$7,414	1.20%		0.35%		(i	)	(i)		2.12%
Year Ended October 31, 2005	$8.53	0.11	0.86	0.97	(0.12)	—	(0.12)	$9.38	11.46%		$11,761	1.21%		1.18%		(i	)	(i)		6.51%

Class C Shares
Period Ended October 31, 2001 (d)	$8.44	(0.03)	(1.05)	(1.08)	—	—	—	$7.36	(12.80%	)(g)	$—	1.31%	(h)	(0.62%	)(h)	125.82%	(h)	(125.13%	)(h)	190.23%
Year Ended October 31, 2002	$7.36	—	(1.04)	(1.04)	—	—	—	$6.32	(13.30%	)	$48	1.24%		(0.96%	)	1.48%		(1.20%	)	26.33%
Year Ended October 31, 2003	$6.32	0.05	1.42	1.47	(0.06)	—	(0.06)	$7.73	23.41%		$7,706	1.26%		0.22%		(i	)	(i)		44.11%
Year Ended October 31, 2004	$7.73	0.04	0.80	0.84	(0.05)	—	(0.05)	$8.52	10.88%		$43,668	1.20%		0.32%		(i	)	(i)		2.12%
Year Ended October 31, 2005	$8.52	0.12	0.86	0.98	(0.13)	—	(0.13)	$9.37	11.49%		$71,231	1.21%		1.16%		(i	)	(i)		6.51%

Class R Shares
Period Ended October 31, 2003 (e)	$7.45	—	0.29	0.29	—	—	—	$7.74	3.89%	(g)	$1	0.82%	(h)	(0.46%	)(h)	0.92%	(h)	(0.56%	)(h)	44.11%
Year Ended October 31, 2004	$7.74	0.07	0.82	0.89	(0.07)	—	(0.07)	$8.56	11.58%		$38	0.63%		0.93%		(i	)	(i)		2.12%
Year Ended October 31, 2005	$8.56	0.18	0.86	1.04	(0.18)	—	(0.18)	$9.42	12.19%		$216	0.63%		1.47%		(i	)	(i)		6.51%

Institutional Class Shares
Period Ended October 31, 2005 (f)	$9.31	0.09	0.25	0.34	(0.12)	—	(0.12)	$9.53	3.66%	(g)	$1	0.24%	(h)	1.39%	(h)	(i	)	(i)		6.51%

Service Class Shares
Year Ended October 31, 2001	$9.37	0.10	(2.01)	(1.91)	(0.08)	(0.02)	(0.10)	$7.36	(20.55%	)	$26,663	0.61%		0.38%		1.62%		(0.63%	)	190.23%
Year Ended October 31, 2002	$7.36	0.07	(0.99)	(0.92)	(0.07)	—	(0.07)	$6.37	(12.64%	)	$54,923	0.61%		0.91%		0.67%		0.85%		26.33%
Year Ended October 31, 2003	$6.37	0.07	1.45	1.52	(0.07)	—	(0.07)	$7.82	24.08%		$129,717	0.61%		0.98%		0.63%		0.96%		44.11%
Year Ended October 31, 2004	$7.82	0.09	0.81	0.90	(0.09)	—	(0.09)	$8.63	11.50%		$282,486	0.59%		0.94%		0.60%		0.94%		2.12%
Year Ended October 31, 2005	$8.63	0.18	0.87	1.05	(0.18)	—	(0.18)	$9.50	12.18%		$439,966	0.62%		1.78%		(i	)	(i)		6.51%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions in this period.

See notes to financial statements.

48	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Aggressive Fund

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.59	0.17	(1.71)	(1.54)	(0.13)	—		(0.13)	$7.92	(16.16%	)	$8	0.71%		1.44%		3.28%		(1.13%	)	226.13%
Year Ended October 31, 2002	$7.92	0.10	(0.87)	(0.77)	(0.11)	—		(0.11)	$7.04	(9.78%	)	$1,072	0.49%		1.69%		0.49%		1.69%		28.41%
Year Ended October 31, 2003	$7.04	0.11	1.31	1.42	(0.11)	—		(0.11)	$8.35	20.42%		$9,729	0.48%		1.42%		(i)		(i)		8.08%
Year Ended October 31, 2004	$8.35	0.12	0.75	0.87	(0.12)	—		(0.12)	$9.10	10.48%		$35,416	0.47%		1.37%		0.47%		1.37%		2.74%
Year Ended October 31, 2005	$9.10	0.21	0.74	0.95	(0.21)	—	(j)	(0.21)	$9.84	10.47%		$57,073	0.49%		2.10%		(i)		(i)		5.51%

Class B Shares
Year Ended October 31, 2001	$9.56	0.12	(1.71)	(1.59)	(0.09)	—		(0.09)	$7.88	(16.75%	)	$8	1.31%		1.32%		4.04%		(1.41%	)	226.13%
Year Ended October 31, 2002	$7.88	0.06	(0.88)	(0.82)	(0.07)	—		(0.07)	$6.99	(10.46%	)	$130	1.25%		1.39%		1.26%		1.38%		28.41%
Year Ended October 31, 2003	$6.99	0.07	1.28	1.35	(0.08)	—		(0.08)	$8.26	19.43%		$5,740	1.22%		0.63%		(i)		(i)		8.08%
Year Ended October 31, 2004	$8.26	0.07	0.73	0.80	(0.07)	—		(0.07)	$8.99	9.66%		$19,546	1.19%		0.67%		1.19%		0.67%		2.74%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	—	(j)	(0.14)	$9.72	9.74%		$30,177	1.21%		1.40%		(i)		(i)		5.51%

Class C Shares
Period Ended October 31, 2001 (d)	$8.83	(0.04)	(0.88)	(0.92)	—	—		—	$7.91	(10.42%	)(g)	$—	1.31%	(h)	(0.68%	)(h)	124.67%	(h)	(124.04%	)(h)	226.13%
Year Ended October 31, 2002	$7.91	—	(0.91)	(0.91)	—	—		—	$7.00	(10.33%	)	$15	1.25%		(0.21%	)	3.34%		(2.30%	)	28.41%
Year Ended October 31, 2003	$7.00	0.08	1.28	1.36	(0.09)	—		(0.09)	$8.27	19.64%		$17,804	1.22%		0.64%		(i)		(i)		8.08%
Year Ended October 31, 2004	$8.27	0.07	0.72	0.79	(0.07)	—		(0.07)	$8.99	9.58%		$99,211	1.19%		0.66%		1.19%		0.66%		2.74%
Year Ended October 31, 2005	$8.99	0.14	0.73	0.87	(0.14)	—	(j)	(0.14)	$9.72	9.74%		$155,315	1.21%		1.39%		(i)		(i)		5.51%

Class R Shares
Period Ended October 31, 2003 (e)	$8.01	—	0.25	0.25	—	—		—	$8.26	3.12%	(g)	$1	0.75%	(h)	(0.04%	)(h)	0.85%	(h)	(0.14%	)(h)	8.08%
Year Ended October 31, 2004	$8.26	0.10	0.75	0.85	(0.10)	—		(0.10)	$9.01	10.27%		$63	0.62%		1.19%		(i)		(i)		2.74%
Year Ended October 31, 2005	$9.01	0.20	0.74	0.94	(0.20)	—	(j)	(0.20)	$9.75	10.49%		$253	0.61%		1.92%		(i)		(i)		5.51%

Institutional Class Shares
Period Ended October 31, 2005 (f)	$9.67	0.12	0.20	0.32	(0.14)	—		(0.14)	$9.85	3.37%	(g)	$1	0.24%	(h)	1.73%	(h)	(i)		(i)		5.51%

Service Class Shares
Year Ended October 31, 2001	$9.59	0.15	(1.67)	(1.52)	(0.16)	—		(0.16)	$7.91	(16.05%	)	$36,670	0.61%		1.15%		1.44%		0.32%		226.13%
Year Ended October 31, 2002	$7.91	0.11	(0.88)	(0.77)	(0.11)	—		(0.11)	$7.03	(9.88%	)	$90,512	0.61%		1.46%		0.65%		1.42%		28.41%
Year Ended October 31, 2003	$7.03	0.10	1.31	1.41	(0.10)	—		(0.10)	$8.34	20.26%		$214,101	0.61%		1.36%		(i)		(i)		8.08%
Year Ended October 31, 2004	$8.34	0.11	0.74	0.85	(0.11)	—		(0.11)	$9.08	10.22%		$452,237	0.59%		1.26%		0.59%		1.26%		2.74%
Year Ended October 31, 2005	$9.08	0.20	0.75	0.95	(0.20)	—	(j)	(0.20)	$9.83	10.48%		$736,304	0.61%		1.98%		(i)		(i)		5.51%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions in this period.
(j)	The amount is less than $0.005

See notes to financial statements.

2005 Annual Report	49

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderate Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001 (d)	$9.81	0.22	(1.23)	(1.01)	(0.16)	—	(0.16)	$8.64	(10.41%	)	$9	0.71%		2.40%		2.39%		0.72%		258.23%
Year Ended October 31, 2002	$8.64	0.17	(0.69)	(0.52)	(0.18)	—	(0.18)	$7.94	(6.12%	)	$1,186	0.48%		2.37%		0.48%		2.37%		34.36%
Year Ended October 31, 2003	$7.94	0.15	1.08	1.23	(0.16)	—	(0.16)	$9.01	15.75%		$9,972	0.47%		1.88%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$9.01	0.17	0.58	0.75	(0.16)	—	(0.16)	$9.60	8.36%		$35,157	0.47%		1.78%		0.47%		1.78%		5.64%
Year Ended October 31, 2005	$9.60	0.23	0.52	0.75	(0.23)	(0.01)	(0.24)	$10.11	7.86%		$57,505	0.48%		2.35%		(j	)	(j	)	5.91%

Class B Shares
Year Ended October 31, 2001	$9.81	0.19	(1.25)	(1.06)	(0.11)	—	(0.11)	$8.64	(10.84%	)	$9	1.31%		2.11%		4.08%		(0.66%	)	258.23%
Year Ended October 31, 2002	$8.64	0.11	(0.71)	(0.60)	(0.12)	—	(0.12)	$7.92	(6.96%	)	$161	1.23%		1.33%		1.24%		1.32%		34.36%
Year Ended October 31, 2003	$7.92	0.11	1.06	1.17	(0.13)	—	(0.13)	$8.96	14.89%		$6,229	1.21%		1.09%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$8.96	0.10	0.59	0.69	(0.10)	—	(0.10)	$9.55	7.72%		$19,504	1.19%		1.07%		1.19%		1.07%		5.64%
Year Ended October 31, 2005	$9.55	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.04	6.96%		$28,907	1.20%		1.66%		(j	)	(j	)	5.91%

Class C Shares
Period Ended October 31, 2001 (e)	$9.32	(0.04)	(0.62)	(0.66)	—	—	—	$8.66	(7.08%	)(h)	$—	1.31%	(i)	(0.67%	)(i)	123.09%	(i)	(122.45%	)(j)	258.23%
Year Ended October 31, 2002	$8.66	0.04	(0.75)	(0.71)	(0.05)	—	(0.05)	$7.90	(7.13%	)	$416	1.23%		1.89%		1.29%		1.83%		34.36%
Year Ended October 31, 2003	$7.90	0.11	1.06	1.17	(0.13)	—	(0.13)	$8.94	14.98%		$21,995	1.22%		0.98%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$8.94	0.10	0.58	0.68	(0.10)	—	(0.10)	$9.52	7.67%		$102,058	1.19%		1.07%		1.19%		1.07%		5.64%
Year Ended October 31, 2005	$9.52	0.16	0.50	0.66	(0.16)	(0.01)	(0.17)	$10.01	6.98%		$150,491	1.20%		1.66%		(j	)	(j	)	5.91%

Class R Shares
Period Ended October 31, 2003 (f)	$8.77	0.01	0.18	0.19	—	—	—	$8.96	2.17%	(h)	$1	0.74%	(i)	0.68%	(i)	0.84%	(i)	0.58%	(j)	13.50%
Year Ended October 31, 2004	$8.96	0.13	0.60	0.73	(0.13)	—	(0.13)	$9.56	8.19%		$42	0.62%		1.79%		(j	)	(j	)	5.64%
Year Ended October 31, 2005	$9.56	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.06	7.68%		$199	0.61%		2.09%		(j	)	(j	)	5.91%

Institutional Class Shares
Period Ended October 31, 2005 (g)	$10.02	0.18	0.09	0.27	(0.17)	—	(0.17)	$10.12	2.71%	(h)	$1	0.23%	(i)	2.45%	(i)	(j	)	(j	)	5.91%

Service Class Shares
Year Ended October 31, 2001	$9.82	0.19	(1.19)	(1.00)	(0.19)	—	(0.19)	$8.63	(10.26%	)	$58,228	0.61%		2.06%		0.97%		1.70%		258.23%
Year Ended October 31, 2002	$8.63	0.17	(0.71)	(0.54)	(0.17)	—	(0.17)	$7.92	(6.35%	)	$123,963	0.61%		2.13%		0.65%		2.09%		34.36%
Year Ended October 31, 2003	$7.92	0.15	1.07	1.22	(0.15)	—	(0.15)	$8.99	15.59%		$247,424	0.60%		1.82%		(j	)	(j	)	13.50%
Year Ended October 31, 2004	$8.99	0.16	0.59	0.75	(0.15)	—	(0.15)	$9.59	8.34%		$487,130	0.59%		1.66%		0.59%		1.66%		5.64%
Year Ended October 31, 2005	$9.59	0.22	0.51	0.73	(0.22)	(0.01)	(0.23)	$10.09	7.66%		$934,203	0.60%		2.24%		(j	)	(j	)	5.91%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(h)	Not annualized.
(i)	Annualized.

See notes to financial statements.

50	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Moderately Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001 (d)	$9.89	0.35	(0.75)	(0.40)	(0.30)	—	(0.30)	$9.19	(4.06%	)	$10	0.71%		3.66%		3.81%		0.56%		235.84%
Year Ended October 31, 2002 (d)	$9.19	0.26	(0.49)	(0.23)	(0.25)	—	(0.25)	$8.71	(2.60%	)	$898	0.50%		2.99%		0.51%		2.98%		49.00%
Year Ended October 31, 2003	$8.71	0.20	0.75	0.95	(0.22)	—	(0.22)	$9.44	11.02%		$4,482	0.53%		2.34%		(j	)	(j	)	19.93%
Year Ended October 31, 2004	$9.44	0.19	0.44	0.63	(0.19)	—	(0.19)	$9.88	6.71%		$11,157	0.52%		2.12%		0.52%		2.12%		6.66%
Year Ended October 31, 2005	$9.88	0.26	0.31	0.57	(0.26)	(0.01)	(0.27)	$10.18	5.78%		$16,923	0.54%		2.57%		0.54%		2.57%		8.37%

Class B Shares
Year Ended October 31, 2001	$9.89	0.29	(0.75)	(0.46)	(0.23)	—	(0.23)	$9.20	(4.67%	)	$10	1.31%		3.14%		4.52%		(0.07%	)	235.84%
Year Ended October 31, 2002 (d)	$9.20	0.20	(0.49)	(0.29)	(0.19)	—	(0.19)	$8.72	(3.22%	)	$83	1.27%		2.24%		1.29%		2.22%		49.00%
Year Ended October 31, 2003	$8.72	0.14	0.75	0.89	(0.17)	—	(0.17)	$9.44	10.37%		$2,453	1.28%		1.52%		(j	)	(j	)	19.93%
Year Ended October 31, 2004	$9.44	0.13	0.43	0.56	(0.12)	—	(0.12)	$9.88	5.99%		$4,606	1.21%		1.41%		(j	)	(j	)	6.66%
Year Ended October 31, 2005	$9.88	0.20	0.31	0.51	(0.20)	(0.01)	(0.21)	$10.18	5.08%		$6,002	1.22%		1.90%		1.22%		1.90%		8.37%

Class C Shares
Period Ended October 31, 2001 (e)	$9.64	(0.04)	(0.38)	(0.42)	—	—	—	$9.22	(4.36%	)(h)	$—	1.31%	(i)	(0.79%	)(i)	122.29%	(i)	(121.77%	)(i)	235.84%
Year Ended October 31, 2002	$9.22	—	(0.44)	(0.44)	(0.06)	—	(0.06)	$8.72	(3.14%	)	$88	1.27%		2.48%		1.33%		2.42%		49.00%
Year Ended October 31, 2003	$8.72	0.15	0.73	0.88	(0.18)	—	(0.18)	$9.42	10.26%		$7,530	1.29%		1.45%		(j	)	(j	)	19.93%
Year Ended October 31, 2004	$9.42	0.13	0.43	0.56	(0.13)	—	(0.13)	$9.85	5.99%		$26,760	1.22%		1.42%		(j	)	(j	)	6.66%
Year Ended October 31, 2005	$9.85	0.18	0.31	0.49	(0.19)	(0.01)	(0.20)	$10.14	5.01%		$39,545	1.22%		1.90%		1.22%		1.90%		8.37%

Class R Shares
Period Ended October 31, 2003 (f)	$9.33	0.01	0.11	0.12	—	—	—	$9.45	1.29%	(h)	$1	0.81%	(i)	1.34%	(i)	0.91%	(i)	1.24%	(i)	19.93%
Year Ended October 31, 2004	$9.45	0.20	0.42	0.62	(0.16)	—	(0.16)	$9.91	6.55%		$1	0.60%		2.01%		(j	)	(j	)	6.66%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.24)	(0.01)	(0.25)	$10.22	5.73%		$1	0.65%		2.54%		0.65%		2.54%		8.37%

Institutional Class Shares
Period Ended October 31, 2005 (g)	$10.17	0.23	0.04	0.27	(0.20)	—	(0.20)	$10.24	3.70%	(h)	$1	0.29%	(i)	3.17%	(i)	(h	)	(h	)	8.37%

Service Class Shares
Year Ended October 31, 2001	$9.90	0.31	(0.70)	(0.39)	(0.31)	—	(0.31)	$9.20	(3.99%	)	$14,772	0.61%		3.34%		2.50%		1.45%		235.84%
Year Ended October 31, 2002 (d)	$9.20	0.26	(0.50)	(0.24)	(0.24)	—	(0.24)	$8.72	(2.70%	)	$36,927	0.61%		2.82%		0.69%		2.74%		49.00%
Year Ended October 31, 2003	$8.72	0.19	0.76	0.95	(0.20)	—	(0.20)	$9.47	11.09%		$78,189	0.61%		2.28%		0.65%		2.24%		19.93%
Year Ended October 31, 2004	$9.47	0.19	0.43	0.62	(0.18)	—	(0.18)	$9.91	6.59%		$136,368	0.61%		2.01%		0.61%		2.01%		6.66%
Year Ended October 31, 2005	$9.91	0.25	0.31	0.56	(0.25)	(0.01)	(0.26)	$10.21	5.67%		$195,790	0.62%		2.49%		0.62%		2.49%		8.37%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Net investment income (loss) is based on average shares outstanding during the period.
(e)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(f)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(g)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(h)	Not annualized.
(i)	Annualized.
(j)	There were no fee reductions in this period.

See notes to financial statements.

2005 Annual Report	51

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Investor Destinations Conservative Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$9.99	0.45	(0.28)	0.17	(0.38)	—	(0.38)	$9.78	1.71%		$10	0.71%		4.45%		6.91%		(1.75%	)	176.59%
Year Ended October 31, 2002	$9.78	0.28	(0.24)	0.04	(0.31)	—	(0.31)	$9.51	0.45%		$802	0.50%		3.62%		0.50%		3.62%		46.89%
Year Ended October 31, 2003	$9.51	0.26	0.39	0.65	(0.28)	—	(0.28)	$9.88	6.89%		$1,798	0.53%		2.83%		(i	)		(i)	32.93%
Year Ended October 31, 2004	$9.88	0.22	0.25	0.47	(0.22)	—	(0.22)	$10.13	4.84%		$5,008	0.50%		2.43%		0.51%		2.43%		11.67%
Year Ended October 31, 2005	$10.13	0.24	0.12	0.36	(0.27)	(0.05)	(0.32)	$10.17	3.67%		$28,965	0.53%		2.85%		0.53%		2.85%		13.42%

Class B Shares
Year Ended October 31, 2001	$9.99	0.38	(0.28)	0.10	(0.30)	—	(0.30)	$9.79	1.04%		$10	1.31%		3.82%		7.70%		(2.57%	)	176.59%
Year Ended October 31, 2002	$9.79	0.24	(0.25)	(0.01)	(0.25)	—	(0.25)	$9.53	(0.15%	)	$75	1.27%		2.77%		1.33%		2.71%		46.89%
Year Ended October 31, 2003	$9.53	0.19	0.38	0.57	(0.23)	—	(0.23)	$9.87	6.05%		$1,622	1.29%		1.96%		(i	)		(i)	32.93%
Year Ended October 31, 2004	$9.87	0.15	0.25	0.40	(0.15)	—	(0.15)	$10.12	4.12%		$3,437	1.23%		1.70%		(i	)		(i)	11.67%
Year Ended October 31, 2005	$10.12	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.16	3.02%		$4,010	1.22%		2.10%		1.22%		2.10%		13.42%

Class C Shares
Period Ended October 31, 2001 (d)	$9.97	(0.05)	(0.13)	(0.18)	—	—	—	$9.79	(1.81%	)(g)	$—	1.31%	(h)	(0.90%	)(h)	121.18%	(h)	(120.77%	)(h)	176.59%
Year Ended October 31, 2002	$9.79	0.23	(0.25)	(0.02)	(0.26)	—	(0.26)	$9.51	(0.21%	)	$400	1.27%		2.75%		1.29%		2.73%		46.89%
Year Ended October 31, 2003	$9.51	0.20	0.37	0.57	(0.23)	—	(0.23)	$9.85	6.03%		$3,592	1.29%		1.95%		(i	)		(i)	32.93%
Year Ended October 31, 2004	$9.85	0.16	0.24	0.40	(0.16)	—	(0.16)	$10.09	4.10%		$13,683	1.24%		1.69%		(i	)		(i)	11.67%
Year Ended October 31, 2005	$10.09	0.21	0.08	0.29	(0.20)	(0.05)	(0.25)	$10.13	2.95%		$19,106	1.23%		2.10%		1.23%		2.10%		13.42%

Class R Shares
Period Ended October 31, 2003 (e)	$9.83	0.02	0.02	0.04	—	—	—	$9.87	0.41%	(g)	$1	0.84%	(h)	2.03%	(h)	0.94%	(h)	1.93%	(h)	32.93%
Year Ended October 31, 2004	$9.87	0.22	0.24	0.46	(0.18)	—	(0.18)	$10.15	4.73%		$1	0.62%		2.30%		(i	)		(i)	11.67%
Year Ended October 31, 2005	$10.15	0.22	0.14	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.65%		$3	0.65%		2.67%		0.65%		2.67%		13.42%

Institutional Class Shares
Period Ended October 31, 2005 (f)	$10.20	0.27	(0.02)	0.25	(0.22)	—	(0.22)	$10.23	2.44%	(g)	$1	0.28%	(h)	3.74%	(h)	0.28%		3.74%		13.42%

Service Class Shares
Year Ended October 31, 2001	$10.00	0.41	(0.24)	0.17	(0.38)	—	(0.38)	$9.79	1.75%		$11,459	0.61%		4.17%		2.58%		2.20%		176.59%
Year Ended October 31, 2002	$9.79	0.31	(0.26)	0.05	(0.31)	—	(0.31)	$9.53	0.48%		$28,253	0.61%		3.49%		0.72%		3.38%		46.89%
Year Ended October 31, 2003	$9.53	0.26	0.38	0.64	(0.27)	—	(0.27)	$9.90	6.76%		$59,472	0.61%		2.73%		0.67%		2.68%		32.93%
Year Ended October 31, 2004	$9.90	0.23	0.23	0.46	(0.21)	—	(0.21)	$10.15	4.69%		$101,261	0.61%		2.31%		0.63%		2.29%		11.67%
Year Ended October 31, 2005	$10.15	0.27	0.09	0.36	(0.26)	(0.05)	(0.31)	$10.20	3.62%		$137,589	0.62%		2.70%		0.63%		2.70%		13.42%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e)	For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.
(g)	Not annualized.
(h)	Annualized.
(i)	There were no fee reductions in this period.

See notes to financial statements.

52	Annual Report 2005

Gartmore Optimal Allocations Fund: Aggressive

For the annual period ended Oct. 31, 2005, the Gartmore Optimal Allocations Fund: Aggressive (Class A at NAV) returned 14.87% versus 10.67% for its composite benchmark, which consists of 70% S&P 500® Index, 25% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 5% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Multi-Cap Core Funds was 10.50%.

The Fund is a diversified “fund of funds” designed to serve as an aggressive investor’s total asset allocation solution. Its institutional-quality design was developed by Ibbotson Associates, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, it is possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore, and are subject to change. On Oct. 1, 2005, several changes took effect, including the addition of an allocation to the Gartmore Global Natural Resources Fund. At the same time, the Gartmore Mid Cap Growth Fund was removed, at which point it had posted a gain of 18.68%, to allow for a greater allocation to the Gartmore Small Cap Fund. Gartmore implemented these underlying fund changes in the belief that they would enhance the overall diversification of the Fund and improve the Fund’s risk-return profile. The Gartmore Optimal Allocations Fund: Aggressive is currently invested in a set of 13 underlying funds.

Fund Allocations*	Target Allocation	12-Month Returns of Underlying Funds*
Gartmore Global Financial Services Fund	16%	15.20%
Gartmore Nationwide Fund	15%	12.19%
Gartmore Global Health Sciences Fund	11%	16.90%
Gartmore Global Technology and Communications Fund	10%	5.87%
Gartmore U.S. Growth Leaders Fund	10%	17.69%

Fund Allocations*	Target Allocation	12-Month Returns of Underlying Funds*
Gartmore Small Cap Fund	7%	31.93%
iShares Cohen & Steers Realty Majors Index Fund	6%	18.94%
Gartmore Global Natural Resources Fund**	5%	-4.71%
Gartmore International Growth Fund	5%	26.36%
Gartmore U.S. Growth Leaders Long-Short Fund	5%	6.27%
Gartmore Emerging Markets Fund	4%	30.60%
Gartmore Micro Cap Equity Fund	4%	11.98%
Gartmore Mid Cap Growth Fund***	3%	18.68%
Gartmore Global Utilities Fund	2%	18.62%

Fund in italics was added on 10/1/05.

*	Fund allocations and Institutional Share Class returns as of 10/31/05.
**	New fund added effective 10/1/05; performance represents one-month period through 10/31/05.
***	Fund removed effective 10/1/05; performance represents 11-month period through 9/30/05.

The reporting period ended Oct. 31, 2005, witnessed considerable volatility in the global equity markets, beginning with a broad rally in the final two months of 2004. As the new year began, however, concerns about slackened economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. In varying degrees, these concerns would continue to plague the equity markets for the remainder of the fiscal year. The overall global economy nonetheless proved resilient. The U.S. economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%. For the reporting period, the MSCI EAFE Index returned 18.59% and the S&P 500 Index was up 8.72%.

The Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. The housing market remained strong, with 30-year fixed mortgage rates

2005 Annual Report	53

Gartmore Optimal Allocations Fund: Aggressive

Continued

remaining below 6% for the majority of the reporting period. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August.

Equity prices in the United States somewhat disappointed, reflecting stretched valuations and consumer uncertainty, compared with stronger performance in Europe and Japan. Emerging-market economies were quite healthy, with Latin America delivering notably robust performance due to strong commodity prices.

In the latter part of the reporting period, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

Among the underlying funds in the portfolio during the entire reporting period, the best performers were the Gartmore Small Cap Fund, the Gartmore Emerging Markets Fund and the Gartmore International Growth Fund, which returned 31.93%, 30.60% and 26.36%, respectively.

Conversely, the weakest performers were the Gartmore Global Technology and Communications Fund and the Gartmore U.S. Growth Leaders Long-Short Fund, which returned 5.87% and 6.27%, respectively.

Looking ahead, we believe that this Fund is positioned to deliver higher returns than those of its blended benchmark, while generating a marginally higher risk level. The returns are expected to be derived from greater diversification that is achieved by allocating assets across 13 different underlying funds representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

Young Chin

54	Annual Report 2005

Fund Performance	Gartmore Optimal Allocations Fund: Aggressive

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	14.87%	11.64%
	w/SC3	8.22%	6.82%
Class B	w/o SC2	14.07%	10.65%
	w/SC4	9.07%	7.76%
Class C	w/o SC2	14.07%	10.66%
	w/SC5	13.07%	10.66%
Class R6		14.70%	11.19%
Institutional Class[6]		15.25%	11.84%
Institutional Service Class[6]		15.10%	11.73%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Aggressive, the Optimal Allocations Aggressive Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%), the MSCI EAFE (25%) and the LB Aggregate Bond (5%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	55

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Aggressive

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Optimal Allocations: Aggressive Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,103.40	$2.76	0.52%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.65	0.52%
Class B	Actual		$1,000.00	$1,099.80	$6.62	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class C	Actual		$1,000.00	$1,100.10	$6.62	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class R	Actual		$1,000.00	$1,103.70	$3.82	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%
Institutional Service Class	Actual		$1,000.00	$1,105.30	$1.70	0.32%
	Hypothetical	[1]	$1,000.00	$1,023.39	$1.63	0.32%
Institutional Class	Actual		$1,000.00	$1,106.20	$1.33	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.74	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

56	Annual Report 2005

Portfolio Summary	Gartmore Optimal Allocations Fund: Aggressive

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.5%
Other assets in excess of liabilities	0.5%

100.0%

Asset Allocation Detail
Equity Funds	99.5%
Other	0.5%

100.0%

Top Holdings
Gartmore Global Financial Services Fund Institutional Class	16.6%
Gartmore Nationwide Fund Institutional Class	15.3%
Gartmore Global Health Sciences Fund Institutional Class	11.0%
Gartmore Global Technology and Communications Fund Institutional Class	10.3%
Gartmore U.S. Growth Leaders Fund Institutional Class	10.2%
Gartmore Small Cap Fund Institutional Class	7.0%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	5.2%
Gartmore International Growth Fund Institutional Class	5.0%
Gartmore Global Natural Resources Fund Institutional Class	4.9%
iShares Cohen & Steers Realty Majors Index Fund	4.2%
Other Mutual Funds	10.3%

100.0%

2005 Annual Report	57

Statement of Investments

October 31, 2005

Gartmore Optimal Allocations Fund: Aggressive

Mutual Funds (99.5%)

	Shares	Value

Equity Funds (99.5%)
Gartmore Emerging Markets Fund Institutional Class (b)	9,837	$148,932
Gartmore Global Financial Services Fund Institutional Class (b)	47,674	642,640
Gartmore Global Health Sciences Fund Institutional Class (b)	36,048	425,003
Gartmore Global Natural Resources Fund Institutional Class (b)	10,498	189,060
Gartmore Global Technology and Communications Fund Institutional Class (b)	104,771	397,082
Gartmore Global Utilities Fund Institutional Class (b)	6,205	76,696
Gartmore International Growth Fund Institutional Class (b)	19,661	192,873
Gartmore Micro Cap Equity Fund Institutional Class (b)	7,041	152,430
Gartmore Nationwide Fund Institutional Class (b)	28,498	591,612

	Shares	Value
Equity Funds (continued)
Gartmore Small Cap Fund Institutional Class (b)	14,632	$271,429
Gartmore U.S. Growth Leaders Fund Institutional Class (b)	39,030	394,589
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	20,489	201,820
iShares Cohen & Steers Realty Majors Index Fund	2,268	163,069

Total Mutual Funds		3,847,235

Total Investments (Cost $3,676,552) (a) — 99.5%		3,847,235

Other assets in excess of liabilities — 0.5%		19,847

NET ASSETS — 100.0%		$3,867,082

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

58	Annual Report 2005

Gartmore Optimal Allocations Fund: Moderately Aggressive

For the annual period ended Oct. 31, 2005, the Gartmore Optimal Allocations Fund: Moderately Aggressive (Class A at NAV) returned 12.77% versus 9.08% for its composite benchmark, which consists of 60% S&P 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index, and 20% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Flexible Portfolio Funds was 8.23%.

The Fund is a diversified “fund of funds” designed to serve as a moderately aggressive investor’s total asset allocation solution. Its institutional-quality design was developed by Ibbotson Associates, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, it is possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore, and are subject to change. On Oct. 1, 2005, several changes took effect, including the addition of an allocation to the Gartmore High Yield Bond Fund and the Gartmore Global Natural Resources Fund. At the same time, the Gartmore Government Bond Fund, which at that point had posted a gain of 2.41%, was removed from the portfolio. The 5% allocation previously attributed to the Gartmore Government Bond Fund was redistributed between the Gartmore Bond Fund and the Gartmore High Yield Bond Fund. Gartmore implemented these underlying fund changes in the belief that they would enhance the overall diversification of the Fund and improve the Fund’s risk-return profile. The Gartmore Optimal Allocations Fund: Moderately Aggressive is currently invested in 16 underlying funds.

Fund Allocations*	Target Allocation	12-Month Returns of Underlying Funds*
Gartmore Bond Fund	13%	2.30%
Gartmore Global Financial Services Fund	12%	15.20%
Gartmore Nationwide Fund	12%	12.19%

Fund Allocations*	Target Allocation	12-Month Returns of Underlying Funds*
Gartmore U.S. Growth Leaders Fund	8%	17.69%
Gartmore Global Health Sciences Fund	7%	16.90%
Gartmore Small Cap Fund	6%	31.93%
Gartmore U.S. Growth Leaders Long-Short Fund	6%	6.27%
Gartmore Global Natural Resources Fund**	5%	-4.71%
Gartmore Government Bond Fund***	5%	2.41%
Gartmore Global Technology and Communications Fund	5%	5.87%
Gartmore International Growth Fund	5%	26.36%
iShares Cohen & Steers Realty Majors Index Fund	5%	18.94%
Gartmore Convertible Fund	4%	6.50%
Gartmore Emerging Markets Fund	3%	30.60%
Gartmore Global Utilities Fund	3%	18.62%
Gartmore High Yield Bond Fund**	3%	-1.38%
Gartmore Mid Cap Growth Fund	3%	14.79%

Funds in italics were added on 10/1/05.

*	Fund allocations and Institutional Share Class returns as of 10/31/05.
**	New fund added effective 10/1/05; performance represents one-month period through 10/31/05.
***	Fund removed effective 10/1/05; performance represents 11-month period through 9/30/05.

The reporting period ended Oct. 31, 2005, witnessed considerable volatility in the global equity markets, beginning with a broad rally in the final two months of 2004. As the new year began, however, concerns about slackened economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. In varying degrees, these concerns would continue to plague the equity markets for the remainder of the fiscal year. The overall global economy nonetheless proved resilient. The U.S. economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health.

2005 Annual Report	59

Gartmore Optimal Allocations Fund: Moderately Aggressive Continued

From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%. For the reporting period, the MSCI EAFE Index returned 18.59% and the S&P 500 Index was up 8.72%.

The Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. The housing market remained strong, with 30-year fixed mortgage rates remaining below 6% for the majority of the reporting period. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August.

Equity prices in the United States somewhat disappointed, reflecting stretched valuations and consumer uncertainty, compared with stronger performance in Europe and Japan. Emerging-market economies were quite healthy, with Latin America delivering notably robust performance due to strong commodity prices.

In the latter part of the reporting period, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

Among the underlying funds in the portfolio during the entire reporting period, the best performers were the Gartmore Small Cap Fund, the Gartmore Emerging Markets Fund and the Gartmore International Growth Fund, which returned 31.93%, 30.60% and 26.36%, respectively.

Conversely, the weakest performers were the Gartmore Bond Fund and the Gartmore Global Technology and Communications Fund, which returned 2.30% and 5.87%, respectively.

Looking ahead, we believe that this Fund is positioned to deliver higher returns than those of its blended benchmark, while generating a marginally higher risk level. The returns are expected to be derived from greater diversification that is achieved by allocating assets across different underlying funds representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

Young Chin

60	Annual Report 2005

Fund Performance	Gartmore Optimal Allocations Fund: Moderately Aggressive

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	12.77%	11.10%
	w/SC3	6.32%	6.30%
Class B	w/o SC2	12.07%	10.25%
	w/SC4	7.07%	7.35%
Class C	w/o SC2	11.98%	10.19%
	w/SC5	10.98%	10.19%
Class R6		12.50%	10.73%
Institutional Class[6]		13.16%	11.38%
Institutional Service Class[6]		13.00%	11.27%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Moderately Aggressive, the Optimal Allocations Moderately Aggressive Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Moderately Aggressive Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (60%), the MSCI EAFE (20%) and the LB Aggregate Bond (20%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	61

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Moderately Aggressive

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Optimal Allocations: Moderately Aggressive Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,082.80	$2.73	0.52%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.65	0.52%
Class B	Actual		$1,000.00	$1,078.60	$6.55	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class C	Actual		$1,000.00	$1,079.20	$6.55	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class R	Actual		$1,000.00	$1,081.40	$3.78	0.72%
	Hypothetical	[1]	$1,000.00	$1,021.37	$3.67	0.72%
Institutional Service Class	Actual		$1,000.00	$1,083.90	$1.68	0.32%
	Hypothetical	[1]	$1,000.00	$1,023.39	$1.63	0.32%
Institutional Class	Actual		$1,000.00	$1,083.80	$1.31	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.74	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

62	Annual Report 2005

Portfolio Summary	Gartmore Optimal Allocations Fund: Moderately Aggressive

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	100.1%
Liabilities in excess of other assets	-0.1%

100.0%

Asset Allocation Detail
Equity Funds	79.7%
Fixed Income Funds	20.4%
Other	-0.1%

100.0%

Top Holdings
Gartmore Bond Fund Institutional Class	13.3%
Gartmore Global Financial Services Fund Institutional Class	12.4%
Gartmore Nationwide Fund Institutional Class	12.2%
Gartmore U.S. Growth Leaders Fund Institutional Class	8.1%
Gartmore Global Health Sciences Fund Institutional Class	6.9%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	6.2%
Gartmore Small Cap Fund Institutional Class	6.0%
Gartmore Global Technology and Communications Fund Institutional Class	5.1%
Gartmore International Growth Fund Institutional Class	5.0%
Gartmore Global Natural Resources Fund Institutional Class	4.9%
Other Mutual Funds	19.9%

100.0%

2005 Annual Report	63

Statement of Investments

October 31, 2005

Gartmore Optimal Allocations Fund: Moderately Aggressive

Mutual Funds (100.1%)

	Shares	Value

Equity Funds (79.7%)
Gartmore Emerging Markets Fund Institutional Class (b)	17,781	$269,201
Gartmore Global Financial Services Fund Institutional Class (b)	85,949	1,158,593
Gartmore Global Health Sciences Fund Institutional Class (b)	55,192	650,711
Gartmore Global Natural Resources Fund Institutional Class (b)	25,308	455,803
Gartmore Global Technology and Communications Fund Institutional Class (b)	125,942	477,320
Gartmore Global Utilities Fund Institutional Class (b)	22,429	277,227
Gartmore International Growth Fund Institutional Class (b)	47,328	464.286
Gartmore Mid Cap Growth Fund Institutional Class (b)	17,818	279,202
Gartmore Nationwide Fund Institutional Class (b)	54,832	1,138,314
Gartmore Small Cap Fund Institutional Class (b)	30,179	559,814
Gartmore U.S. Growth Leaders Fund Institutional Class (b)	75,108	759,339
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	59,046	581,606
iShares Cohen & Steers Realty Majors Index Fund	5,325	382,868

		7,454,284

	Shares	Value

Fixed Income Funds (20.4%)
Gartmore Bond Fund Institutional Class (b)	130,630	$1,247,520
Gartmore Convertible Fund Institutional Class (b)	37,607	380,963
Gartmore High Yield Bond Fund Institutional Class (b)	41,889	284,842

		1,913,325

Total Mutual Funds		9,367,609

Total Investments (Cost $9,156,749) (a) — 100.1%		9,367,609

Liabilities in excess of other assets — (0.1)%		(5,992)

NET ASSETS — 100.0%		$9,361,617

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

64	Annual Report 2005

Gartmore Optimal Allocations Fund: Moderate

For the annual period ended Oct. 31, 2005, the Gartmore Optimal Allocations Fund: Moderate (Class A at NAV) returned 10.41% versus 7.56% for its composite benchmark, which consists of 40% S&P 500® Index, 20% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index and 40% Lehman Brothers U.S. Aggregate Index. For broader comparison, the average return for the Fund’s Lipper peer category of Balanced Funds was 6.81%.

The Fund is a diversified “fund of funds” designed to serve as a moderate investor’s total asset allocation solution. Its institutional-quality design was developed by Ibbotson Associates, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, it is possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore, and are subject to change. On Oct. 1, 2005, several changes took effect, including the addition of an allocation to the Gartmore High Yield Bond Fund, the Gartmore Short Duration Bond Fund, the Gartmore Global Natural Resources Fund and the Gartmore Global Technology and Communications Fund. At the same time, the Gartmore Government Bond Fund, which at that point had posted a gain of 2.41%, was removed to allow for a higher allocation to the Gartmore Bond Fund as well as the addition of the Gartmore High Yield Bond Fund and the Gartmore Short Duration Bond Fund. Gartmore implemented these underlying fund changes in the belief that they would enhance the overall diversification of the Fund and improve the Fund’s risk-return profile. The Gartmore Optimal Allocations Fund: Moderate is currently invested in 17 underlying funds.

Fund Allocations*	Target Allocation	12-Month Returns of Underlying Funds*
Gartmore Bond Fund	23%	2.30%
Gartmore Nationwide Fund	11%	12.19%
Gartmore Government Bond Fund***	10%	2.41%
Gartmore Global Financial Services Fund	8%	15.20%
Gartmore U.S. Growth Leaders Long-Short Fund	7%	6.27%
Gartmore Convertible Fund	6%	6.50%
Gartmore High Yield Bond Fund**	5%	-1.38%
Gartmore International Growth Fund	5%	26.36%
Gartmore Global Natural Resources Fund**	5%	-4.71%
iShares Cohen & Steers Realty Majors Index Fund	5%	18.94%
Gartmore Global Health Sciences Fund	4%	16.90%
Gartmore Global Utilities Fund	4%	18.62%
Gartmore Mid Cap Growth Fund	4%	14.79%
Gartmore U.S. Growth Leaders Fund	4%	17.69%
Gartmore Money Market Fund	3%	2.41%
Gartmore Global Technology and Communications Fund**	2%	-0.79%
Gartmore Short Duration Bond Fund**	2%	0.07%
Gartmore Small Cap Fund	2%	31.93%

Funds in italics were added on 10/1/05.

*	Fund allocations and Institutional Share Class returns as of 10/31/05.
**	New fund added effective 10/1/05; performance represents one-month period through 10/31/05.
***	Fund removed effective 10/1/05; performance represents 11-month period through 9/30/05.

2005 Annual Report	65

Gartmore Optimal Allocations Fund: Moderate

Continued

The reporting period ended Oct. 31, 2005, witnessed considerable volatility in the global equity markets, beginning with a broad rally in the final two months of 2004. As the new year began, however, concerns about slackened economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. In varying degrees, these concerns would continue to plague the equity market for the remainder of the fiscal year. The overall global economy nonetheless proved resilient. The U.S. economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%. For the reporting period, the MSCI EAFE Index returned 18.59% and the S&P 500 Index was up 8.72%.

The Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. The housing market remained strong, with 30-year fixed mortgage rates remaining below 6% for the majority of the reporting period. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August.

Equity prices in the United States somewhat disappointed, reflecting stretched valuations and consumer uncertainty, compared with stronger performance in Europe and Japan. Emerging-market economies were quite healthy, with Latin America delivering notably robust performance due to strong commodity prices.

In the latter part of the reporting period, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

Among the underlying funds in the portfolio during the entire reporting period, the best performers were the Gartmore Small Cap Fund, the Gartmore International Growth Fund and the iShares Cohen & Steers Realty Majors Index Fund, which returned 31.93%, 26.36% and 18.94%, respectively.

Conversely, the weakest performers were the Gartmore Bond Fund and the Gartmore Money Market Fund, which returned 2.30% and 2.41%, respectively.

Looking ahead, we believe that this Fund is positioned to deliver higher returns than those of its blended benchmark, while generating a marginally higher risk level. The returns are expected to be derived from greater diversification that is achieved by allocating assets across different underlying funds representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

Young Chin

66	Annual Report 2005

Fund Performance	Gartmore Optimal Allocations Fund: Moderate

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	10.41%	10.23%
	w/SC3	4.06%	5.47%
Class B	w/o SC2	9.13%	8.81%
	w/SC4	4.13%	5.89%
Class C	w/o SC2	9.50%	9.08%
	w/SC5	8.50%	9.08%
Class R6		9.94%	9.49%
Institutional Class[6]		10.54%	10.17%
Institutional Service Class[6]		10.39%	10.06%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Moderate, the Optimal Allocations Moderate Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), Lehman Brothers Aggregate Bond Index (LB Aggregate Bond)(d), and the Consumer Price Index (CPI)(e) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Moderate Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (40%), the MSCI EAFE (20%) and the LB Aggregate Bond (40%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The LB Aggregate Bond is an unmanaged, market value-weighted index of investment grade fixed-rate debt issues including government, corporate, asset-backed and mortgage-backed securities with maturities of one year or more.

(e)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	67

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Moderate

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Optimal Allocations: Moderate Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,060.80	$2.70	0.52%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.65	0.52%
Class B	Actual		$1,000.00	$1,056.50	$5.18	1.00%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class C	Actual		$1,000.00	$1,056.80	$6.48	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class R	Actual		$1,000.00	$1,059.40	$3.84	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.27	$3.78	0.74%
Institutional Service Class	Actual		$1,000.00	$1,062.00	$1.72	0.33%
	Hypothetical	[1]	$1,000.00	$1,023.34	$1.68	0.33%
Institutional Class	Actual		$1,000.00	$1,061.90	$1.30	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.74	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

68	Annual Report 2005

Portfolio Summary	Gartmore Optimal Allocations Fund: Moderate

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	99.8%
Other assets in excess of liabilities	0.2%

100.0%

Asset Allocation Detail
Equity Funds	60.6%
Fixed Income Funds	36.2%
Money Market Funds	3.0%
Other	0.2%

100%

Top Holdings
Gartmore Bond Fund Institutional Class	23.2%
Gartmore Nationwide Fund Institutional Class	10.9%
Gartmore Global Financial Services Fund Institutional Class	8.1%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	7.1%
Gartmore Convertible Fund Institutional Class	6.0%
iShares Cohen & Steers Realty Majors Index Fund	5.1%
Gartmore High Yield Bond Fund Institutional Class	5.0%
Gartmore International Growth Fund Institutional Class	4.9%
Gartmore Global Natural Resources Fund Institutional Class	4.8%
Gartmore U.S. Growth Leaders Fund Institutional Class	4.0%
Other Mutual Funds	20.9%

100.0%

2005 Annual Report	69

Statement of Investments

October 31, 2005

Gartmore Optimal Allocations Fund: Moderate

Mutual Funds (99.8%)

	Shares	Value

Equity Funds (60.6%)
Gartmore Global Financial Services Fund Institutional Class (b)	88,063	$1,187,092
Gartmore Global Health Sciences Fund Institutional Class (b)	48,512	571,957
Gartmore Global Natural Resources Fund Institutional Class (b)	38,903	700,646
Gartmore Global Technology and Communications Fund Institutional Class (b)	77,276	292,876
Gartmore Global Utilities Fund Institutional Class (b)	45,962	568,091
Gartmore International Growth Fund Institutional Class (b)	72,774	713,914
Gartmore Mid Cap Growth Fund Institutional Class (b)	36,490	571,806
Gartmore Nationwide Fund Institutional Class (b)	77,287	1,604,473
Gartmore Small Cap Fund Institutional Class (b)	15,534	288,154
Gartmore U.S. Growth Leaders Fund Institutional Class (b)	57,753	583,881
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	105,916	1,043,273
iShares Cohen & Steers Realty Majors Index Fund	10,412	748,623

		8,874,786

	Shares	Value

Fixed Income Funds (36.2%)
Gartmore Bond Fund Institutional Class (b)	355,392	$3,393,994
Gartmore Convertible Fund Institutional Class (b)	86,722	878,490
Gartmore High Yield Bond Fund Institutional Class (b)	107,322	729,792
Gartmore Short Duration Bond Fund Institutional Class (b)	30,117	296,050

		5,298,326

Money Market Funds (3.0%)
Gartmore Money Market Fund Institutional Class (b)	445,183	445,183

Total Mutual Funds		14,618,295

Total Investments (Cost $14,499,431) (a) — 99.8%		14,618,295

Other assets in excess of liabilities — 0.2%		33,409

NET ASSETS — 100.0%		$14,651,704

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

70	Annual Report 2005

Gartmore Optimal Allocations Fund: Specialty

For the annual period ended Oct. 31, 2005, the Gartmore Optimal Allocations Fund: Specialty (Class A at NAV) returned 14.59% versus 11.50% for its composite benchmark, which consists of 70% S&P 500® Index and 30% Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. For broader comparison, the average return for the Fund’s Lipper peer category of Specialty/Miscellaneous Funds was 8.36%.

The Fund is a diversified “fund of funds” designed to serve as an alpha-enhancing supplement to an investor’s core portfolio. Its institutional-quality design was developed by Ibbotson Associates, a leading asset allocation authority. The Fund invests in a diverse set of underlying funds with an allocation mix that has been designed to expand the “efficient frontier”—the line on a risk-reward graph representing the most efficient combination of various asset classes to achieve the highest possible return for a given level of risk. In other words, by incorporating a combination of diverse asset classes that behave differently under various market conditions, it is possible for the Fund to achieve higher risk-adjusted returns than those that could be achieved with a nondiversified portfolio.

The Fund’s allocations are reviewed quarterly by Ibbotson and Gartmore, and are subject to change. On Oct. 1, 2005, several changes took effect, including the addition of an allocation to the Gartmore Global Natural Resources Fund. Gartmore implemented this underlying fund change in the belief that it would enhance the overall diversification of the Fund and improve the Fund’s risk-return profile. The Gartmore Optimal Allocations Fund: Specialty is currently invested in a set of nine underlying funds.

Fund Allocations*	Target Allocation	12-Month Returns of Underlying Funds*
Gartmore Global Financial Services Fund	19%	15.20%
Gartmore Emerging Markets Fund	14%	30.60%
Gartmore Global Health Sciences Fund	13%	16.90%
Gartmore U.S. Growth Leaders Long-Short Fund	12%	6.27%
Gartmore Micro Cap Equity Fund	12%	11.98%
iShares Cohen & Steers Realty Majors Index Fund	10%	18.94%
Gartmore Global Technology and Communications Fund	7%	5.87%

Fund Allocations*	Target Allocation	12-Month Returns of Underlying Funds*
Gartmore Global Natural Resources Fund**	7%	-4.71%
Gartmore Global Utilities Fund	6%	18.62%

Fund in italics was added on 10/1/05.

*	Fund allocations and Institutional Share Class returns as of 10/31/05.
**	New fund added effective 10/1/05; performance represents one-month period through 10/31/05.

The reporting period ended Oct. 31, 2005, witnessed considerable volatility in the global equity markets, beginning with a broad rally in the final two months of 2004. As the new year began, however, concerns about slackened economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. In varying degrees, these concerns would continue to plague the equity markets for the remainder of the fiscal year. The overall global economy nonetheless proved resilient. The U.S. economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%. For the reporting period, the MSCI EAFE Index returned 18.59% and the S&P 500 Index was up 8.72%.

The Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. The housing market remained strong, with 30-year fixed mortgage rates remaining below 6% for the majority of the reporting period. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August.

Equity prices in the United States somewhat disappointed, reflecting stretched valuations and consumer uncertainty, compared with stronger performance in Europe and Japan. Emerging-market economies were quite healthy, with Latin America delivering notably robust performance due to strong commodity prices.

In the latter part of the reporting period, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and

2005 Annual Report	71

Gartmore Optimal Allocations Fund: Specialty

Continued

expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

Among the underlying funds in the portfolio during the entire reporting period, the best performers were the Gartmore Emerging Markets Fund, the iShares Cohen & Steers Realty Majors Index Fund and the Gartmore Global Utilities Fund, which returned 30.60%, 18.94% and 18.62%, respectively.

Conversely, the weakest performers were the Gartmore Global Technology and Communications Fund and the Gartmore U.S. Growth Leaders Long-Short Fund, which returned 5.87% and 6.27%, respectively.

Looking ahead, we believe that this Fund is positioned to deliver higher returns than those of its blended benchmark, while generating a marginally higher risk level. The returns are expected to be derived from greater diversification that is achieved by allocating assets across different underlying funds, representing a broad range of asset classes that are not highly correlated.

Portfolio Manager:

Young Chin

72	Annual Report 2005

Fund Performance	Gartmore Optimal Allocations Fund: Specialty

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC2	14.59%	13.50%
	w/SC3	8.01%	8.59%
Class B	w/o SC2	13.89%	12.65%
	w/SC4	8.89%	9.77%
Class C	w/o SC2	13.90%	12.66%
	w/SC5	12.90%	12.66%
Class R6		14.36%	13.16%
Institutional Class[6]		15.07%	13.86%
Institutional Service Class[6]		14.92%	13.74%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	Fund commenced operations on June 29, 2004.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 1% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class A shares of the Gartmore Optimal Allocations Fund: Specialty, the Optimal Allocations Specialty Composite Index (Composite)(a), S&P 500 Index (S&P 500)(b), Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE)(c), and the Consumer Price Index (CPI)(d) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Optimal Allocation Specialty Composite is an unmanaged, hypothetical representation of the performance of each of the Fund’s asset classes according to their respective weightings. The composite is a combination of the S&P 500 (70%) and the MSCI EAFE (30%).

(b)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.

(c)	The MSCI EAFE is an unmanaged, market capitalization-weighted index that is designed to represent the performance of developed stock markets outside the United States and Canada.

(d)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	73

Shareholder Expense Example	Gartmore Optimal Allocations Fund: Specialty

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Optimal Allocations: Specialty Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*[2]	Annualized Expense Ratio*[2]
Class A	Actual		$1,000.00	$1,099.50	$2.75	0.52%
	Hypothetical	[1]	$1,000.00	$1,022.38	$2.65	0.52%
Class B	Actual		$1,000.00	$1,094.40	$6.60	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class C	Actual		$1,000.00	$1,095.50	$6.60	1.25%
	Hypothetical	[1]	$1,000.00	$1,018.70	$6.38	1.25%
Class R	Actual		$1,000.00	$1,098.00	$4.39	0.83%
	Hypothetical	[1]	$1,000.00	$1,020.82	$4.24	0.83%
Institutional Service Class	Actual		$1,000.00	$1,100.10	$1.75	0.33%
	Hypothetical	[1]	$1,000.00	$1,023.34	$1.68	0.33%
Institutional Class	Actual		$1,000.00	$1,101.00	$1.32	0.25%
	Hypothetical	[1]	$1,000.00	$1,023.74	$1.28	0.25%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.
[2]	Expenses are based on the direct expenses of the Fund and do not include the effect of the underlying Funds’ expenses, which are disclosed in the Fee and Expense table and described more fully in a footnote to that table in your Fund prospectus.

74	Annual Report 2005

Portfolio Summary	Gartmore Optimal Allocations Fund: Specialty

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Mutual Funds	100.1%
Liabilities in excess of other assets	-0.1%

100.0%

Asset Allocation Detail
Equity Funds	100.1%
Other	-0.1%

100.0%

Top Holdings
Gartmore Global Financial Services Fund Institutional Class	19.7%
Gartmore Emerging Markets Fund Institutional Class	13.4%
Gartmore Global Health Sciences Fund Institutional Class	12.9%
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class	12.4%
Gartmore Micro Cap Equity Fund Institutional Class	11.7%
iShares Cohen & Steers Realty Majors Index Fund	10.2%
Gartmore Global Technology and Communications Fund Institutional Class	7.1%
Gartmore Global Natural Resources Fund Institutional Class	6.8%
Gartmore Global Utilities Fund Institutional Class	5.9%
Other	-0.1%

100.0%

2005 Annual Report	75

Statement of Investments

October 31, 2005

Gartmore Optimal Allocations Fund: Specialty

Mutual Funds (100.1%)

	Shares	Value

Equity Funds (100.1%)
Gartmore Emerging Markets Fund Institutional Class (b)	146,070	$2,211,503
Gartmore Global Financial Services Fund Institutional Class (b)	239,706	3,231,238
Gartmore Global Health Sciences Fund Institutional Class (b)	180,444	2,127,431
Gartmore Global Natural Resources Fund Institutional Class (b)	62,332	1,122,602
Gartmore Global Technology and Communications Fund Institutional Class (b)	310,298	1,176,031
Gartmore Global Utilities Fund Institutional Class (b)	78,878	974,927
Gartmore Micro Cap Equity Fund Institutional Class (b)	89,543	1,938,597

	Shares	Value

Equity Funds (continued)
Gartmore U.S. Growth Leaders Long-Short Fund Institutional Class (b)	207,952	$2,048,330
iShares Cohen & Steers Realty Majors Index Fund	23,424	1,684,186

Total Mutual Funds		16,514,845

Total Investments (Cost $15,840,993) (a) — 100.1%		16,514,845

Liabilities in excess of other assets — (0.1)%		(9,135)

NET ASSETS — 100.0%		$16,505,710

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Investment in affiliate.

See notes to financial statements.

76	Annual Report 2005

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Optimal Allocations Fund: Aggressive	Gartmore Optimal Allocations Fund - Moderately Aggressive
Assets:
Investments, at value (cost $145,531 and $360,400, respectively)	$163,069	$382,868
Investment in affiliates, at value (cost $3,531,021 and $8,796,349 respectively)	3,684,166	8,984,741

Total Investments	3,847,235	9,367,609

Cash	—	527
Interest and dividends receivable	—	6,442
Receivable for capital shares issued	21,745	68,245
Receivable for investments sold	92	139
Prepaid expenses and other assets	13,367	21,011

Total Assets	3,882,439	9,463,973

Liabilities:
Payable to adviser	8,422	6,344
Payable to custodian	92	—
Payable for investments purchased	2,244	84,891
Payable for capital shares redeemed	281	281
Accrued expenses and other payables
Investment advisory fees	479	1,132
Distribution fees	1,592	4,537
Administrative servicing fees	152	303
Trustee fees	10	17
Other	2,085	4,851

Total Liabilities	15,357	102,356

Net Assets	$3,867,082	$9,361,617

Represented by:
Capital	$3,620,666	$8,988,806
Accumulated net investment income (loss)	—	—
Accumulated net realized gains (losses) on investment transactions	75,733	161,951
Net unrealized appreciation (depreciation) on investments	170,683	210,860

Net Assets	$3,867,082	$9,361,617

See notes to financial statements.

2005 Annual Report	77

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund - Moderately Aggressive
Net Assets:
Class A Shares	$998,122		$3,418,664
Class B Shares	189,113		1,182,600
Class C Shares	1,517,049		3,603,739
Class R Shares	1,162		1,145
Institutional Service Class Shares	1,158		1,153
Institutional Class Shares	1,160,478		1,154,316

Total	$3,867,082		$9,361,617

Shares outstanding (unlimited number of shares authorized)
Class A Shares	88,057		304,963
Class B Shares	16,835		106,102
Class C Shares	135,171		323,436
Class R Shares	103		102
Institutional Service Class Shares	102		103
Institutional Class Shares	102,355		102,786

Total	342,623		837,492

Net asset value and redemption price per share:
Class A Shares	$11.33		$11.21
Class B Shares (a)	$11.23		$11.16	(c)
Class C Shares (b)	$11.22		$11.14
Class R Shares	$11.31	(c)	$11.21	(c)
Institutional Service Class Shares	$11.34	(c)	$11.23	(c)
Institutional Class Shares	$11.35	(c)	$11.23

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$12.03		$11.90

Maximum Sales Charge — Class A Shares	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

78	Annual Report 2005

	Gartmore Optimal Allocations Fund: Moderate	Gartmore Optimal Allocations Fund - Specialty
Assets:
Investments, at value (cost $715,974 and $1,571,581, respectively)	$748,623	$1,684,186
Investment in affiliates, at value (cost $13,783,457 and $14,269,412 respectively)	13,869,672	14,830,659

Total Investments	14,618,295	16,514,845

Cash	726	1,813
Interest and dividends receivable	19,372	—
Receivable for capital shares issued	71,326	82,041
Receivable for investments sold	420	—
Prepaid expenses and other assets	16,512	17,362

Total Assets	14,726,651	16,616,061

Liabilities:
Payable to adviser	6,500	3,787
Payable for investments purchased	54,127	91,454
Payable for capital shares redeemed	280	185
Accrued expenses and other payables
Investment advisory fees	1,779	2,007
Distribution fees	8,106	9,322
Administrative servicing fees	389	1,060
Trustee fees	23	34
Other	3,743	2,502

Total Liabilities	74,947	110,351

Net Assets	$14,651,704	$16,505,710

Represented by:
Capital	$14,353,159	$15,619,089
Accumulated net investment income (loss)	8,998	—
Accumulated net realized gains (losses) on investment transactions	170,683	212,768
Net unrealized appreciation (depreciation) on investments	118,864	673,853

Net Assets	$14,651,704	$16,505,710

See notes to financial statements.

2005 Annual Report	79

Statements of Assets and Liabilities (Continued)

October 31, 2005

	Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund - Specialty
Net Assets:
Class A Shares	$4,594,507		$5,132,561
Class B Shares	1,269,469		981,751
Class C Shares	7,647,537		9,199,884
Class R Shares	1,129		1,190
Institutional Service Class Shares	1,136		1,188
Institutional Class Shares	1,137,926		1,189,136

Total	$14,651,704		$16,505,710

Shares outstanding (unlimited number of shares authorized)
Class A Shares	416,112		445,084
Class B Shares	116,191		85,684
Class C Shares	699,382		803,238
Class R Shares	102		103
Institutional Service Class Shares	103		103
Institutional Class Shares	103,037		102,840

Total	1,334,927		1,437,052

Net asset value and redemption price per share:
Class A Shares	$11.04		$11.53
Class B Shares (a)	$10.93		$11.46
Class C Shares (b)	$10.93		$11.45
Class R Shares	$11.02	(c)	$11.54	(c)
Institutional Service Class Shares	$11.04	(c)	$11.56	(c)
Institutional Class Shares	$11.04		$11.56

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent
Class A Shares	$11.72		$12.24

Maximum Sales Charge — Class A Shares	5.75%		5.75%

(a)	For Class B shares, the redemption price per share varies by length of time shares are held.
(b)	For Class C shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

80	Annual Report 2005

Statements of Operations

For the Year Ended October 31, 2005

	Gartmore Optimal Allocations Fund: Aggressive	Gartmore Optimal Allocations Fund: Moderately Aggressive	Gartmore Optimal Allocations Fund: Moderate	Gartmore Optimal Allocations Fund - Specialty
INVESTMENT INCOME:
Dividend income	$4,348	$7,771	$12,804	$45,251
Dividend income from affiliates	31,945	77,344	133,311	176,240

Total Income	36,293	85,115	146,115	221,491

Expenses:
Investment advisory fees	3,626	6,638	8,887	15,656
Distribution fees Class A	1,315	3,272	4,430	8,310
Distribution fees Class B	1,560	4,320	5,264	5,483
Distribution fees Class C	6,292	15,777	25,249	54,274
Distribution fees Class R	4	4	4	23
Administrative servicing fees Class A	149	301	385	1,044
Administrative servicing fees Class R	2	2	2	12
Registration and filing fees	74,425	74,436	74,429	74,439
Printing fees	9,755	17,578	15,945	27,124
Trustee fees	3	64	38	293
Other	7,047	8,635	8,656	13,503

Total expenses before reimbursed expenses	104,178	131,027	143,289	200,161
Earnings credit (Note 4)	(15)	(185)	(39)	(33)
Expenses reimbursed	(88,800)	(96,103)	(93,106)	(104,891)

Total Expenses	15,363	34,739	50,144	95,237

Net Investment Income (Loss)	20,930	50,376	95,971	126,254

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	78,752	158,774	162,189	222,076
Net realized gains (losses) on investment transactions from affiliates	13,066	13,238	8,494	47,545

Net realized gains (losses) on investments	91,818	172,012	170,683	269,621
Net change in unrealized appreciation/depreciation on investments	161,909	190,216	93,915	639,257

Net realized/unrealized gains (losses) on investments	253,727	362,228	264,598	908,878

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$274,657	$412,604	$360,569	$1,035,132

See notes to financial statements.

2005 Annual Report	81

Statements of Changes in Net Assets

	Gartmore Optimal Allocations Fund: Aggressive		Gartmore Optimal Allocations Fund - Moderately Aggressive Gartmore Optimal Allocations Fund: Moderately Aggressive
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$20,930	$497	$50,376	$2,795
Net realized gains (losses) on investment transactions	91,818	(964)	172,012	(329)
Net change in unrealized appreciation/depreciation on investment transactions	161,909	8,774	190,216	20,644

Change in net assets resulting from operations	274,657	8,307	412,604	23,110

Distributions to Class A Shareholders from:
Net investment income	(5,583)	—	(17,194)	—

Distributions to Class B Shareholders from:
Net investment income	(2,024)	—	(2,886)	—

Distributions to Class C Shareholders from:
Net investment income	(3,950)	—	(13,117)	—

Distributions to Class R Shareholders from:
Net investment income	(23)	—	(26)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(25)	—	(30)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(25,377)	—	(30,095)	—

Change in net assets from shareholder distributions	(36,982)	—	(63,348)	—

Change in net assets from capital transactions	2,612,976	1,008,124	7,901,251	1,088,000

Change in net assets	2,850,651	1,016,431	8,250,507	1,111,110

Net Assets:
Beginning of period	1,016,431	—	1,111,110	—

End of period	$3,867,082	$1,016,431	$9,361,617	$1,111,110

Accumulated net investment income (loss)	$—	$930	$—	$3,240

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

82	Annual Report 2005

Statements of Changes in Net Assets

	Gartmore Optimal Allocations Fund: Moderate		Gartmore Optimal Allocations Fund: Specialty Gartmore Optimal Allocations Fund - Specialty
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$95,971	$4,680	$126,254	$1,464
Net realized gains (losses) on investment transactions	170,683	950	269,621	695
Net change in unrealized appreciation/depreciation on investment transactions	93,915	24,949	639,257	34,596

Change in net assets resulting from operations	360,569	30,579	1,035,132	36,755

Distributions to Class A Shareholders from:
Net investment income	(26,920)	—	(75,274)	—
Net realized gains on investments	(54)	—	(318)	—

Distributions to Class B Shareholders from:
Net investment income	(5,442)	—	(6,754)	—
Net realized gains on investments	(17)	—	(23)	—

Distributions to Class C Shareholders from:
Net investment income	(27,797)	—	(71,934)	—
Net realized gains on investments	(104)	—	(222)	—

Distributions to Class R Shareholders from:
Net investment income	(27)	—	(27)	—
Net realized gain on investment	(1)	—	—	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(31)	—	(30)	—
Net realized gains on investments	(1)	—	—	—

Distributions to Institutional Class Shareholders from:
Net investment income	(31,883)	—	(30,997)	—
Net realized gains on investments	(773)	—	(132)	—

Change in net assets from shareholder distributions	(93,050)	—	(185,711)	—

Change in net assets from capital transactions	13,348,606	1,005,000	14,502,445	1,117,089

Change in net assets	13,616,125	1,035,579	15,351,866	1,153,844

Net Assets:
Beginning of period	1,035,579	—	1,153,844	—

End of period	$14,651,704	$1,035,579	$16,505,710	$1,153,844

Accumulated net investment income (loss)	$8,998	$5,127	$—	$1,909

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2005.

See notes to financial statements.

2005 Annual Report	83

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Aggressive

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.09	0.09	—	—	$10.09	0.90%	(e)	$4	0.56%	(f)	(0.27%	)(f)	13.04%	(f)	(12.75%	)(f)	7.82%
Year Ended October 31, 2005	$10.09	0.17	1.31	1.48	(0.24)	(0.24)	$11.33	14.87%		$998	0.53%		0.41%		3.91%		(2.97%	)	31.16%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	0.07	0.04	—	—	$10.04	0.40%	(e)	$1	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	7.82%
Year Ended October 31, 2005	$10.04	0.12	1.27	1.39	(0.20)	(0.20)	$11.23	14.07%		$189	1.25%		0.68%		5.11%		(3.18%	)	31.16%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.03)	0.07	0.04	—	—	$10.04	0.40%	(e)	$1	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	7.82%
Year Ended October 31, 2005	$10.04	0.13	1.26	1.39	(0.21)	(0.21)	$11.22	14.07%		$1,517	1.25%		(0.71%	)	4.35%		(3.82%	)	31.16%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.07	0.06	—	—	$10.06	0.50%	(e)	$1	0.85%	(f)	(0.45%	)(f)	13.07%	(f)	(12.67%	)(f)	7.82%
Year Ended October 31, 2005	$10.06	0.19	1.27	1.46	(0.21)	(0.21)	$11.31	14.70%		$1	0.80%		1.80%		5.55%		(2.94%	)	31.16%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.07	0.07	—	—	$10.07	0.80%	(e)	$1	0.40%	(f)	0.00%	(f)	12.62%	(f)	(12.22%	)(f)	7.82%
Year Ended October 31, 2005	$10.07	0.24	1.28	1.52	(0.25)	(0.25)	$11.34	15.10%		$1	0.30%		2.30%		5.78%		(3.15%	)	31.16%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.08	0.08	—	—	$10.08	0.80%	(e)	$1,008	0.25%	(f)	0.15%	(f)	12.47%	(f)	(12.07%	)(f)	7.82%
Year Ended October 31, 2005	$10.08	0.25	1.27	1.52	(0.25)	(0.25)	$11.35	15.25%		$1,160	0.25%		2.35%		4.36%		(1.76%	)	31.16%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

84	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Moderately Aggressive

		Investment Activities			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	0.20	0.22	—	—	$10.22	2.10%	(e)	$1	0.56%	(f)	(0.27%	)(f)	13.04%	(f)	(12.75%	)(f)	9.79%
Year Ended October 31, 2005	$10.22	0.23	1.04	1.27	(0.28)	(0.28)	$11.21	12.77%		$3,419	0.52%		1.13%		2.32%		(0.66%	)	47.04%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.17	0.17	—	—	$10.17	1.70%	(e)	$7	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	9.79%
Year Ended October 31, 2005	$10.17	0.18	1.04	1.22	(0.23)	(0.23)	$11.16	12.07%		$1,183	1.25%		(0.09%	)	3.00%		(1.84%	)	47.04%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.17	0.17	—	—	$10.17	1.70%	(e)	$80	1.25%	(f)	(0.85%	)(f)	13.48%	(f)	(13.08%	)(f)	9.79%
Year Ended October 31, 2005	$10.17	0.18	1.02	1.20	(0.23)	(0.23)	$11.14	11.98%		$3,604	1.25%		0.20%		3.20%		(1.76%	)	47.04%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.18	0.19	—	—	$10.19	1.90%	(e)	$1	0.85%	(f)	(0.45%	)(f)	13.07%	(f)	(12.67%	)(f)	9.79%
Year Ended October 31, 2005	$10.19	0.25	1.01	1.26	(0.24)	(0.24)	$11.21	12.50%		$1	0.80%		2.16%		4.28%		(1.32%	)	47.04%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.02	0.19	0.21	—	—	$10.21	2.10%	(e)	$1	0.40%	(f)	0.00%	(f)	12.62%	(f)	(12.22%	)(f)	9.79%
Year Ended October 31, 2005	$10.21	0.31	1.00	1.31	(0.29)	(0.29)	$11.23	13.00%		$1	0.34%		2.69%		4.45%		(1.42%	)	47.04%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.03	0.18	0.21	—	—	$10.21	2.10%	(e)	$1,021	0.25%	(f)	0.15%	(f)	12.47%	(f)	(12.07%	)(f)	9.79%
Year Ended October 31, 2005	$10.21	0.32	1.00	1.32	(0.30)	(0.30)	$11.23	13.16%		$1,154	0.25%		2.73%		3.33%		(0.36%	)	47.04%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

2005 Annual Report	85

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Moderate

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	0.04	0.28	0.32	—	—	—	$10.32	3.20%	(e)	$1	0.56%	(f)	1.06%	(f)	12.40%	(f)	(10.78%	)(f)	7.57%
Year Ended October 31, 2005	$10.32	0.28	0.77	1.05	(0.32)	(0.01)	(0.33)	$11.04	10.41%		$4,595	0.52%		1.73%		1.88%		0.38%		61.59%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.24	0.25	—	—	—	$10.25	2.60%	(e)	$1	1.25%	(f)	0.37%	(f)	13.50%	(f)	(11.88%	)(f)	7.57%
Year Ended October 31, 2005	$10.25	0.20	0.74	0.94	(0.25)	(0.01)	(0.26)	$10.93	9.13%		$1,269	1.25%		0.65%		2.70%		(0.80%	)	61.59%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.24	0.25	—	—	—	$10.25	2.60%	(e)	$1	1.25%	(f)	0.37%	(f)	13.50%	(f)	(11.88%	)(f)	7.57%
Year Ended October 31, 2005	$10.25	0.23	0.74	0.97	(0.28)	(0.01)	(0.29)	$10.93	9.50%		$7,648	1.25%		0.72%		2.51%		(0.54%	)	61.59%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	0.03	0.24	0.27	—	—	—	$10.27	2.70%	(e)	$1	0.85%	(f)	0.77%	(f)	12.85%	(f)	(11.23%	)(f)	7.57%
Year Ended October 31, 2005	$10.27	0.28	0.73	1.01	(0.25)	(0.01)	(0.26)	$11.02	9.94%		$1	0.81%		2.35%		3.85%		(0.37%	)	61.59%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.04	0.26	0.30	—	—	—	$10.30	3.00%	(e)	$1	0.40%	(f)	1.22%	(f)	12.23%	(f)	(10.61%	)(f)	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.71	1.06	(0.31)	(0.01)	(0.32)	$11.04	10.39%		$1	0.34%		2.83%		3.93%		(0.76%	)	61.59%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.05	0.25	0.30	—	—	—	$10.30	3.00%	(e)	$1,030	0.25%	(f)	1.37%	(f)	12.08%	(f)	(10.46%	)(f)	7.57%
Year Ended October 31, 2005	$10.30	0.35	0.72	1.07	(0.32)	(0.01)	(0.33)	$11.04	10.54%		$1,138	0.25%		2.90%		2.94%		0.20%		61.59%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.

See notes to financial statements.

86	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Optimal Allocations Fund: Specialty

		Investment Activities			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.34	0.34	—	—		—	$10.34	3.40%	(e)	$80	0.56%	(f)	0.75%	(f)	12.49%	(f)	(11.17%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.27	1.21	1.48	(0.29)	—	(g)	(0.29)	$11.53	14.59%		$5,133	0.53%		2.31%		1.54%		1.30%		28.77%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.02)	0.32	0.30	—	—		—	$10.30	3.00%	(e)	$1	1.25%	(f)	(0.58%	)(f)	12.98%	(f)	(12.30%	)(f)	7.19%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.25)	—	(g)	(0.25)	$11.46	13.89%		$982	1.25%		0.27%		2.22%		(0.70%	)	28.77%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	—	0.30	0.30	—	—		—	$10.30	3.00%	(e)	$36	1.25%	(f)	(1.04%	)(f)	12.92%	(f)	(12.72%	)(f)	7.19%
Year Ended October 31, 2005	$10.30	0.17	1.24	1.41	(0.26)	—	(g)	(0.26)	$11.45	13.90%		$9,200	1.25%		0.25%		2.22%		(0.72%	)	28.77%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)	0.33	0.32	—	—		—	$10.32	3.20%	(e)	$1	0.85%	(f)	(0.18%	)(f)	12.57%	(f)	(11.90%	)(f)	7.19%
Year Ended October 31, 2005	$10.32	(0.34)	1.81	1.47	(0.25)	—	(g)	(0.25)	$11.54	14.36%		$1	0.84%		(0.55%	)	1.90%		(1.62%	)	28.77%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.33	0.34	—	—		—	$10.34	3.40%	(e)	$1	0.40%	(f)	0.27%	(f)	12.12%	(f)	(11.44%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.33	1.19	1.52	(0.30)	—	(g)	(0.30)	$11.56	14.92%		$1	0.33%		2.98%		1.94%		1.38%		28.77%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	0.01	0.33	0.34	—	—		—	$10.34	3.40%	(e)	$1,034	0.25%	(f)	0.42%	(f)	11.97%	(f)	(11.29%	)(f)	7.19%
Year Ended October 31, 2005	$10.34	0.34	1.19	1.53	(0.31)	—	(g)	(0.31)	$11.56	15.07%		$1,189	0.25%		3.04%		1.41%		1.87%		28.77%

(a)	Excludes sales charge.
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	The amount is less than $0.005.

See notes to financial statements.

2005 Annual Report	87

Notes to Financial Statements

October 31, 2005

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, was subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of October 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the nine (9) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Investor Destinations Aggressive Fund (“Investor Destinations Aggressive”)

- Gartmore Investor Destinations Moderately Aggressive Fund (“Investor Destinations Moderately Aggressive”)

- Gartmore Investor Destinations Moderate Fund (“Investor Destinations Moderate”)

- Gartmore Investor Destinations Moderately Conservative Fund (“Investor Destinations Moderately Conservative”)

- Gartmore Investor Destinations Conservative Fund (“Investor Destinations Conservative”)

- Gartmore Optimal Allocations Fund: Aggressive (“Optimal Allocations Aggressive”)

- Gartmore Optimal Allocations Fund: Moderately Aggressive (“Optimal Allocations Moderately Aggressive”)

- Gartmore Optimal Allocations Fund: Moderate (“Optimal Allocations Moderate”)

- Gartmore Optimal Allocations Fund: Specialty (“Optimal Allocations Specialty”)

Each of the Funds is constructed as a “fund of funds,” which means that each of these Funds pursues its investment objectives primarily by allocating its investments among other affiliated and unaffiliated mutual funds (“Underlying Funds”). The Underlying Funds typically invest, either directly or indirectly, in stocks, bonds, and other securities. The Investor Destinations Aggressive, the Investor Destinations Moderately Aggressive, the Investor Destinations Moderate, the Investor Destinations Moderately Conservative and the Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) may also invest in a non-registered Fixed Interest Contract issued by Nationwide Life Insurance Company (“Fixed Interest Contract”) up to each Fund’s designated limit.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

88	Annual Report 2005

(a) Security Valuation

Shares of the Underlying Funds in which the Funds invest are valued at their respective net asset values as reported by the Underlying Funds. The securities in the Underlying Funds are generally valued as of the close of business of the regular session of trading on the New York Stock Exchange. Underlying Funds generally value securities and assets at fair value.

Each of the Investor Destinations Funds (except the Investor Destinations Aggressive Fund) currently invests in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company (“Nationwide”). This contract has a stable principal value and will pay each such Fund a fixed rate of interest. The fixed interest rate must be at least 3.50% (on an annualized basis), but may be higher and is currently adjusted on a quarterly basis. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because the contract is guaranteed by Nationwide, assuming no default, the Funds receive no more or less than the guaranteed amount and will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Fund’s performance may be hurt by its investment in the Nationwide Contract, Gartmore Mutual Fund Capital Trust (“GMF”) believes that the relatively stable nature of the Nationwide Contract should reduce a Fund’s volatility and overall risk, especially when the bond and stock markets decline simultaneously.

(b)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(c)	Distributions to Shareholders

Net investment income, if any, is declared daily and paid quarterly for the Funds. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(d)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(e)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as rule 12b-1 and administrative services fees) are charged to that class.

2005 Annual Report	89

Notes to Financial Statements (Continued)

October 31, 2005

(f)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Investor Destinations Aggressive		Investor Destinations Moderately Aggressive
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$25,435,569	$21,668,419	$31,065,260	$29,075,809
Dividends reinvested	310,140	67,625	502,537	166,167
Cost of shares redeemed	(9,485,634)	(6,633,812)	(13,254,773)	(5,060,251)

	16,260,075	15,102,232	18,313,024	24,181,725

Class B Shares
Proceeds from shares issued	4,421,894	5,717,425	11,375,463	13,608,132
Dividends reinvested	81,988	14,290	221,234	53,483
Cost of shares redeemed	(994,302)	(191,398)	(2,779,236)	(743,029)

	3,509,580	5,540,317	8,817,461	12,918,586

Class C Shares
Proceeds from shares issued	32,109,603	36,327,447	61,409,175	81,881,317
Dividends reinvested	153,280	26,537	432,097	118,357
Cost of shares redeemed	(9,793,328)	(2,129,482)	(14,922,934)	(4,268,083)

	22,469,555	34,224,502	46,918,338	77,731,591

Class R Shares
Proceeds from shares issued	175,195	34,333	187,261	59,943
Dividends reinvested	24	10	25	12
Cost of shares redeemed	(11,594)	—	(9,790)	—

	163,625	34,343	177,496	59,955

Intitutional Class Shares
Proceeds from shares issued	1,000 (a)	—	1,000 (a)	—
Dividends reinvested	13 (a)	—	15 (a)	—

	1,013	—	1,015	—

Service Class Shares
Proceeds from shares issued	147,958,245	152,585,830	259,286,178	237,274,734
Dividends reinvested	6,795,353	2,076,144	12,042,601	4,111,940
Cost of shares redeemed	(29,073,071)	(18,735,618)	(29,449,390)	(27,552,917)

	125,680,527	135,926,356	241,879,389	213,833,757

Change in net assets from capital transactions	$168,084,375	$190,827,750	$316,106,723	$328,725,614

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

90	Annual Report 2005

	Investor Destinations Aggressive		Investor Destinations Moderately Aggressive
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	2,774,547	2,591,594	3,227,490	3,278,521
Reinvested	33,465	8,052	51,942	18,669
Redeemed	(1,027,402)	(787,762)	(1,374,009)	(568,297)

	1,780,610	1,811,884	1,905,423	2,728,893

Class B Shares
Issued	483,830	689,149	1,198,403	1,558,732
Reinvested	8,935	1,719	23,153	6,084
Redeemed	(108,402)	(23,051)	(291,889)	(85,185)

	384,363	667,817	929,667	1,479,631

Class C Shares
Issued	3,534,525	4,383,105	6,453,483	9,358,201
Reinvested	16,745	3,201	45,210	13,462
Redeemed	(1,072,264)	(256,556)	(1,561,943)	(488,888)

	2,479,006	4,129,750	4,936,750	8,882,775

Class R Shares
Issued	19,741	4,248	20,034	6,853
Reinvested	3	1	3	1
Redeemed	(1,241)	—	(1,010)	—

	18,503	4,249	19,027	6,854

Intitutional Class Shares
Issued	108 (a)	—	104 (a)	—
Reinvested	1 (a)	—	1 (a)	—

	109	—	105	—

Service Class Shares
Issued	15,982,444	18,118,430	26,910,875	26,738,835
Reinvested	731,650	246,979	1,246,322	463,056
Redeemed	(3,117,948)	(2,228,254)	(3,039,191)	(3,093,329)

	13,596,146	16,137,155	25,118,006	24,108,562

Total change in shares	18,258,737	22,750,855	32,908,978	37,206,715

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

2005 Annual Report	91

Notes to Financial Statements (Continued)

October 31, 2005

	Investor Destinations Moderate
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$29,173,832	$28,300,143
Dividends reinvested	552,154	209,300
Cost of shares redeemed	(9,510,032)	(4,510,995)

	20,215,954	23,998,448

Class B Shares
Proceeds from shares issued	10,319,440	13,421,315
Dividends reinvested	214,779	69,279
Cost of shares redeemed	(2,254,040)	(869,023)

	8,280,179	12,621,571

Class C Shares
Proceeds from shares issued	66,651,045	84,358,359
Dividends reinvested	503,535	164,758
Cost of shares redeemed	(24,653,412)	(7,305,391)

	42,501,168	77,217,726

Class R Shares
Proceeds from shares issued	150,588	39,600
Dividends reinvested	27	15
Cost of shares redeemed	(176)	—

	150,439	39,615

Intitutional Class Shares
Proceeds from shares issued	1,000 (a)	—
Dividends reinvested	17 (a)	—

	1,017	—

Service Class Shares
Proceeds from shares issued	451,686,838	256,521,364
Dividends reinvested	14,840,668	5,748,426
Cost of shares redeemed	(46,335,984)	(42,366,755)

	420,191,522	219,903,035

Change in net assets from capital transactions	$491,340,279	$333,780,395

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

92	Annual Report 2005

	Investor Destinations Moderate
	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	2,917,469	3,011,399
Reinvested	55,133	22,187
Redeemed	(946,237)	(479,820)

	2,026,365	2,553,766

Class B Shares
Issued	1,039,051	1,433,413
Reinvested	21,584	7,382
Redeemed	(225,675)	(92,522)

	834,960	1,348,273

Class C Shares
Issued	6,733,517	9,031,094
Reinvested	50,740	17,614
Redeemed	(2,479,989)	(784,797)

	4,304,268	8,263,911

Class R Shares
Issued	15,362	4,280
Reinvested	3	2
Redeemed	(17)	—

	15,348	4,282

Intitutional Class Shares
Issued	99 (a)	—
Reinvested	2 (a)	—

	101	—

Service Class Shares
Issued	44,901,627	27,161,559
Reinvested	1,481,988	610,271
Redeemed	(4,620,580)	(4,483,160)

	41,763,035	23,288,670

Total change in shares	48,944,077	35,458,902

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

2005 Annual Report	93

Notes to Financial Statements (Continued)

October 31, 2005

	Investor Destinations Moderately Conservative		Investor Destinations Investor Destinations Conservative Conservative
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,559,550	$9,525,868	$27,118,931	$4,116,231
Dividends reinvested	231,436	101,639	367,592	42,702
Cost of shares redeemed	(3,385,621)	(3,295,669)	(3,403,087)	(1,014,708)

	5,405,365	6,331,838	24,083,436	3,144,225

Class B Shares
Proceeds from shares issued	2,125,480	2,661,539	1,207,447	2,087,549
Dividends reinvested	54,257	24,872	49,753	23,210
Cost of shares redeemed	(926,469)	(686,483)	(696,745)	(351,106)

	1,253,268	1,999,928	560,455	1,759,653

Class C Shares
Proceeds from shares issued	19,736,585	22,705,109	9,315,568	12,228,628
Dividends reinvested	167,458	82,699	122,219	49,034
Cost of shares redeemed	(7,937,298)	(4,177,562)	(4,060,443)	(2,320,470)

	11,966,745	18,610,246	5,377,344	9,957,192

Class R Shares
Proceeds from shares issued	1,471	37	2,129	140
Dividends reinvested	28	17	33	19
Cost of shares redeemed	(1,531)	—	(198)	—

	(32)	54	1,964	159

Intitutional Class Shares
Proceeds from shares issued	1,000 (a)	—	1,000 (a)	—
Dividends reinvested	20 (a)	—	21 (a)	—

	1,020	—	1,021	—

Service Class Shares
Proceeds from shares issued	72,268,066	68,707,212	61,190,122	58,037,110
Dividends reinvested	4,296,297	2,042,334	3,744,799	1,696,250
Cost of shares redeemed	(21,567,475)	(16,895,381)	(28,999,856)	(19,762,869)

	54,996,888	53,854,165	35,935,065	39,970,491

Change in net assets from capital transactions	$73,623,254	$80,796,231	$65,959,285	$54,831,720

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

94	Annual Report 2005

	Investor Destinations Moderately Conservative		Investor Destinations Conservative
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
SHARE TRANSACTIONS:
Class A Shares
Issued	845,183	982,378	2,651,433	409,200
Reinvested	22,836	10,435	36,071	4,256
Redeemed	(334,580)	(338,213)	(333,263)	(100,949)

	533,439	654,600	2,354,241	312,507

Class B Shares
Issued	210,031	273,936	118,393	208,358
Reinvested	5,352	2,552	4,895	2,315
Redeemed	(91,866)	(70,137)	(68,506)	(35,104)

	123,517	206,351	54,782	175,569

Class C Shares
Issued	1,951,694	2,339,588	916,795	1,219,283
Reinvested	16,569	8,508	12,062	4,904
Redeemed	(786,262)	(430,830)	(399,383)	(232,553)

	1,182,001	1,917,266	529,474	991,634

Class R Shares
Issued	145	4	208	13
Reinvested	3	2	3	2
Redeemed	(149)	—	(18)	—

	(1)	6	193	15

Intitutional Class Shares
Issued	98 (a)	—	98 (a)	—
Reinvested	2 (a)	—	2 (a)	—

	100	—	100	—

Service Class Shares
Issued	7,110,668	7,024,940	5,986,237	5,764,611
Reinvested	422,500	209,104	367,413	168,801
Redeemed	(2,117,234)	(1,732,898)	(2,837,442)	(1,964,374)

	5,415,934	5,501,146	3,516,208	3,969,038

Total change in shares	7,254,990	8,279,369	6,454,998	5,448,763

(a)	For the period from December 29, 2004 (commencement of operations) through October 31, 2005.

2005 Annual Report	95

Notes to Financial Statements (Continued)

October 31, 2005

	Optimal Allocations Aggressive		Optima Allocations Moderately Aggressive
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$1,168,374	$4,124	$3,366,154	$1,000
Dividends reinvested	1,164	—	7,457	—
Cost of shares redeemed	(218,894)	—	(48,511)	—

	950,644	4,124	3,325,100	1,000

Class B Shares
Proceeds from shares issued	253,499	1,000	1,148,412	7,000
Dividends reinvested	46	—	1,690	—
Cost of shares redeemed	(77,752)	—	(4,741)	—

	175,793	1,000	1,145,361	7,000

Class C Shares
Proceeds from shares issued	1,472,761	1,000	4,129,749	78,000
Dividends reinvested	370	—	4,364	—
Cost of shares redeemed	(11,760)	—	(733,470)	—

	1,461,371	1,000	3,400,643	78,000

Class R Shares
Proceeds from shares issued	238	1,000	249	1,000
Dividends reinvested	21	—	24	—
Cost of shares redeemed	(229)	—	(250)	—

	30	1,000	23	1,000

Institutional Service Class Shares
Proceeds from shares issued	—	1,000	—	1,000
Dividends reinvested	25	—	30	—

	25	1,000	30	1,000

Institutional Class Shares
Proceeds from shares issued	—	1,000,000	—	1,000,000
Dividends reinvested	25,113	—	30,094	—

	25,113	1,000,000	30,094	1,000,000

Change in net assets from capital transactions	$2,612,976	$1,008,124	$7,901,251	$1,088,000

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

96	Annual Report 2005

	Optimal Allocations Aggressive		Optima Allocations Moderately Aggressive
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	107,133	416	308,600	100
Reinvested	110	—	682	—
Redeemed	(19,602)	—	(4,419)	—

	87,641	416	304,863	100

Class B Shares
Issued	23,680	100	105,682	699
Reinvested	4	—	158	—
Redeemed	(6,949)	—	(437)	—

	16,735	100	105,403	699

Class C Shares
Issued	136,132	100	382,131	7,831
Reinvested	35	—	408	—
Redeemed	(1,096)	—	(66,934)	—

	135,071	100	315,605	7,831

Class R Shares
Issued	22	100	23	100
Reinvested	2	—	2	—
Redeemed	(21)	—	(23)	—

	3	100	2	100

Institutional Service Class Shares
Issued	—	100	—	100
Reinvested	2	—	3	—

	2	100	3	100

Institutional Class Shares
Issued	—	100,000	—	100,000
Reinvested	2,355	—	2,786	—

	2,355	100,000	2,786	100,000

Total change in shares	241,807	100,816	728,662	108,830

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	97

Notes to Financial Statements (Continued)

October 31, 2005

	Optimal Allocations Moderate		Optimal Allocations Specialty
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$4,646,233	$1,000	$6,859,908	$79,478
Dividends reinvested	13,909	—	20,239	—
Cost of shares redeemed	(154,670)	—	(2,083,851)	—

	4,505,472	1,000	4,796,296	79,478

Class B Shares
Proceeds from shares issued	1,270,605	1,000	939,685	999
Dividends reinvested	2,478	—	1,370	—
Cost of shares redeemed	(35,765)	—	(3,966)	—

	1,237,318	1,000	937,089	999

Class C Shares
Proceeds from shares issued	7,925,581	1,000	9,304,238	35,455
Dividends reinvested	3,367	—	8,344	—
Cost of shares redeemed	(355,846)	—	(573,314)	—

	7,573,102	1,000	8,739,268	35,455

Class R Shares
Proceeds from shares issued	249	1,000	104,020	999
Dividends reinvested	26	—	24	—
Cost of shares redeemed	(249)	—	(105,447)	—

	26	1,000	(1,403)	999

Institutional Service Class Shares
Proceeds from shares issued	—	1,000	—	999
Dividends reinvested	32	—	31	—

	32	1,000	31	999

Institutional Class Shares
Proceeds from shares issued	—	1,000,000	35	999,159
Dividends reinvested	32,656	—	31,129	—

	32,656	1,000,000	31,164	999,159

Change in net assets from capital transactions	$13,348,606	$1,005,000	$14,502,445	$1,117,089

98	Annual Report 2005

	Optimal Allocations Moderate		Optimal Allocations Specialty
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)
SHARE TRANSACTIONS:
Class A Shares
Issued	428,983	100	625,720	7,773
Reinvested	1,273	—	1,855	—
Redeemed	(14,244)	—	(190,264)	—

	416,012	100	437,311	7,773

Class B Shares
Issued	119,195	100	85,811	100
Reinvested	232	—	127	—
Redeemed	(3,336)	—	(354)	—

	116,091	100	85,584	100

Class C Shares
Issued	731,168	100	851,265	3,483
Reinvested	312	—	770	—
Redeemed	(32,198)	—	(52,280)	—

	699,282	100	799,755	3,483

Class R Shares
Issued	23	100	9,675	100
Reinvested	2	—	2	—
Redeemed	(23)	—	(9,674)	—

	2	100	3	100

Institutional Service Class Shares
Issued	—	100	—	100
Reinvested	3	—	3	—

	3	100	3	100

Institutional Class Shares
Issued	—	100,000	—	100,000
Reinvested	3,037	—	2,840	—

	3,037	100,000	2,840	100,000

Total change in shares	1,234,427	100,500	1,325,496	111,556

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	99

Notes to Financial Statements (Continued)

October 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. Under the terms of the Investment Advisory Agreement, the Optimal Allocations Aggressive, the Optimal Allocations Moderately Aggressive, the Optimal Allocations Moderate, and the Optimal Allocations Specialty (collectively, the “Optimal Funds”) each pays GMF an investment advisory fee of 0.15% based on the Fund’s average daily net assets. The Investor Destinations Funds each pay GMF an investment advisory fee of 0.13% based on the Fund’s average daily net assets.

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 0.25% for all share classes of the Funds, until February 28, 2006.

GMF may request and receive reimbursement from certain Funds of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreements at a later date not to exceed three fiscal years from commencement of operations if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreements, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended October 31, 2005, the cumulative potential reimbursements of the following Funds (unless otherwise indicated), based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF or GMCM, would be:

Fund	Fiscal Year 2004	Fiscal Year 2005
Optimal Allocations Aggressive	$40,836	$88,800
Optimal Allocations Moderately Aggressive	40,411	96,103
Optimal Allocations Moderate	40,408	93,106
Optimal Allocations Specialty	40,408	104,891

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of Class A, Class B, Class C, Class R, and Service Class shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed 0.25% for Class A and Service Class shares, 1.00% for Class B and Class C shares, and 0.50% for Class R shares.

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on

100	Annual Report 2005

redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2005, GDSI received commissions of $5,010,262 from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Funds, of which $192,829 was re-allowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (‘‘GSA’’) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (‘‘GISI’’), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. The Funds do not pay a fee for these services.

Gartmore SA Capital Trust and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as brokerdealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R, Service Class, and Institutional Service Class shares of each of the Funds.

As of October 31, 2005, the advisers or affiliates directly held the percentage indicated below of the shares outstanding of the applicable Fund:

Fund	% of Shares Outstanding Owned
Optimal Allocations Aggressive	30%
Optimal Allocations Moderately Aggressive	12%

4. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with J.P. Morgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2005.

The Trust’s custodian bank has agreed to reduce its fees when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

5. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Investor Destinations Aggressive	$200,987,523	$31,047,504
Investor Destinations Moderately Aggressive	352,427,646	43,812,496
Investor Destinations Moderate	499,642,415	47,581,175
Investor Destinations Moderately Conservative	79,944,014	16,383,827
Investor Destinations Conservative	66,583,021	16,454,818
Optimal Allocations Aggressive	3,388,576	744,418
Optimal Allocations Moderately Aggressive	10,037,504	2,076,764
Optimal Allocations Moderate	17,031,846	3,651,543
Optimal Allocations Specialty	17,504,014	2,950,877

2005 Annual Report	101

Notes to Financial Statements (Continued)

October 31, 2005

6. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2005, was as follows: (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Investor Destinations Aggressive	$8,635,093	$–	$8,635,093	$–	$8,635,093
Investor Destinations Moderately Aggressive	15,316,033	52,876	15,368,909	–	15,368,909
Investor Destinations Moderate	18,052,540	562,563	18,615,103	–	18,615,103
Investor Destinations Moderately Conservative	5,255,078	196,919	5,451,997	–	5,451,997
Investor Destinations Conservative	3,997,520	712,241	4,709,761	–	4,709,761
Optimal Allocations Aggressive	36,982	–	36,982	–	36,982
Optimal Allocations Moderately Aggressive	63,348	–	63,348	–	63,348
Optimal Allocations Moderate	93,050	–	93,050	–	93,050
Optimal Allocations Specialty	185,711	–	185,711	–	185,711

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows: (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Investor Destinations Aggressive	$2,367,184	$–	$2,367,184	$–	$2,367,184
Investor Destinations Moderately Aggressive	5,002,066	–	5,002,066	–	5,002,066
Investor Destinations Moderate	7,006,786	–	7,006,786	–	7,006,786
Investor Destinations Moderately Conservative	2,521,331	–	2,521,331	–	2,521,331
Investor Destinations Conservative	1,955,277	–	1,955,277	–	1,955,277
Optimal Allocations Aggressive	–	–	–	–	–
Optimal Allocations Moderately Aggressive	–	–	–	–	–
Optimal Allocations Moderate	–	–	–	–	–
Optimal Allocations Specialty	–	–	–	–	–

102	Annual Report 2005

As of October 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Investor Destinations Aggressive	$–	$11,597,446	$11,597,446	$58,090,234	69,687,680
Investor Destinations Moderately Aggressive	63,952	13,980,503	14,044,455	88,690,643	102,735,098
Investor Destinations Moderate	999,526	13,729,148	14,728,674	59,400,745	74,129,419
Investor Destinations Moderately Conservative	405,564	4,174,086	4,579,650	9,678,781	14,258,431
Investor Destinations Conservative	438,220	2,212,875	2,651,095	862,295	3,513,390
Optimal Allocations Aggressive	5,779	69,954	75,733	170,683	246,416
Optimal Allocations Moderately Aggressive	79,765	82,186	161,951	210,860	372,811
Optimal Allocations Moderate	110,910	68,771	179,681	118,864	298,545
Optimal Allocations Specialty	168,324	47,545	215,869	670,752	886,621
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount.

As of October 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Destinations Aggressive	$503,951,548	$58,727,856	$(637,622)	58,090,234
Investor Destinations Moderately Aggressive	890,763,591	92,218,603	(3,527,960)	88,690,643
Investor Destinations Moderate	1,112,366,375	66,761,058	(7,360,313)	59,400,745
Investor Destinations Moderately Conservative	248,729,863	12,229,264	(2,550,483)	9,678,781
Investor Destinations Conservative	188,912,433	2,999,932	(2,137,637)	862,295
Optimal Allocations Aggressive	3,676,552	182,888	(12,205)	170,683
Optimal Allocations Moderately Aggressive	9,156,749	261,521	(50,661)	210,860
Optimal Allocations Moderate	14,499,431	229,684	(110,820)	118,864
Optimal Allocations Specialty	15,844,093	730,736	(59,984)	670,752

2005 Annual Report	103

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund, Gartmore Investor Destinations Conservative Fund, Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderately Aggressive, Gartmore Optimal Allocations Fund: Moderate and Gartmore Optimal Allocations Fund: Specialty (nine series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets each of the two years (or periods) then ended and the financial highlights for each of the four years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of Mutual Funds at October 31, 2005 by correspondence with the transfer agent provide a reasonable basis for our opinion. The financial highlights of Gartmore Investor Destinations Aggressive Fund, Gartmore Investor Destinations Moderately Aggressive Fund, Gartmore Investor Destinations Moderate Fund, Gartmore Investor Destinations Moderately Conservative Fund and Gartmore Investor Destinations Conservative Fund for the year (or period) ended October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2005

104	Annual Report 2005

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form DIV-1099.

For the period ended October 31, 2005, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Investor Destinations Aggressive	$7,691,354
Investor Destinations Moderately Aggressive	11,167,922
Investor Destinations Moderate	6,000,301
Investor Destinations Moderately Conservative	1,531,686
Investor Destinations Conservative	369,215
Optimal Allocations Aggressive	4,280
Optimal Allocations Moderately Aggressive	7,191
Optimal Allocations Moderate	12,113
Optimal Allocations Specialty	51,600

For the taxable year ended October 31, 2005, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividend Received Deduction
Investor Destinations Aggressive	56%
Investor Destinations Moderately Aggressive	44%
Investor Destinations Moderate	47%
Investor Destinations Moderately Conservative	19%
Investor Destinations Conservative	13%
Optimal Allocations Aggressive	22%
Optimal Allocations Moderately Aggressive	11%
Optimal Allocations Moderate	9%
Optimal Allocations Specialty	7%

2. Shareholder Meeting

A separate shareholder meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust’s predecessor pursuant to a Proxy Statement on Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the Trust’s predecessor on or around November 5, 2004.

Two Proposals: The purpose of the December 23, 2004 meeting was to allow the shareholders of the Trust’s predecessor to vote on:

i.  Proposal One: The election of the Trust’s predecessor’s Board of Trustees; and

ii. Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provided for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

2005 Annual Report	105

Supplemental Information (Unaudited) (Continued)

Proposal One: As set forth in the October 29, 2004 Proxy Statement, the nominees for election as Trustees of the Trust’s predecessor were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I. Jacobs, Thomas J. Kerr, IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust’s predecessor to approve the proposed “Agreement and Plan of Reorganization” of the Trust’s predecessor (on behalf of each of the Trust’s funds) with and into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding funds of the Trust’s predecessor subject to the liabilities, expenses, costs, charges, and reserves of the corresponding funds of the Trust’s predecessor (contingent or otherwise), in exchange for shares of the acquiring funds of the Trust to be distributed pro rata by the Trust to the holders of the shares of the funds of the Trust’s predecessor, in a complete liquidation of the Trust’s predecessor.

Voting Results:

The shareholders of the Trust’s predecessor voted to approve both Proposal One and Proposal Two, as follows:

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Charles E. Allen:
FOR	1,484,045,010.745 shares (96.963%)
WITHHOLD	46,475,965.981 shares (3.037%)
TOTAL	1,530,520,976.726 shares (100.000%)
Michael J. Baresich:
FOR	1,479,546,876.136 shares (96.669%)
WITHHOLD	50,974,100.590 shares (3.331%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paula H.J. Cholmondeley:
FOR	1,483,986,754.474 shares (96.960%)
WITHHOLD	46,534,222.252 shares (3.040%)
TOTAL	1,530,520,976.726 shares (100.000%)

C. Brent DeVore:
FOR	1,483,232,555.715 shares (96.910%)
WITHHOLD	47,288,421.011 shares (3.090%)
TOTAL	1,530,520,976.726 shares (100.000%)

Phyllis Kay Dryden:
FOR	1,483,461,670.269 shares (96.925%)
WITHHOLD	47,059,306.457 shares (3.075%)
TOTAL	1,530,520,976.726 shares (100.000%)

Robert M. Duncan:
FOR	1,478,518,553.740 shares (96.602%)
WITHHOLD	52,002,422.986 shares (3.398%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara L. Hennigar:
FOR	1,483,932,926.673 shares (96.956%)
WITHHOLD	46,588,050.053 shares (3.044%)
TOTAL	1,530,520,976.726 shares (100.000%)

106	Annual Report 2005

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor

Paul J. Hondros:
FOR	1,483,799,576.741 shares (96.947%)
WITHHOLD	46,721,399.985 shares (3.053%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara I. Jacobs:
FOR	1,482,757,593.191 shares (96.879%)
WITHHOLD	47,763,383.535 shares (3.121%)
TOTAL	1,530,520,976.726 shares (100.000%)

Thomas J. Kerr IV:
FOR	1,477,143,243.388 shares (96.512%)
WITHHOLD	53,377,733.338 shares (3.488%)
TOTAL	1,530,520,976.726 shares (100.000%)

Douglas F. Kridler:
FOR	1,484,100,191.103 shares (96.967%)
WITHHOLD	46,420,785.623 shares (3.033%)
TOTAL	1,530,520,976.726 shares (100.000%)
Michael D. McCarthy:
FOR	1,483,352,898.255 shares (96.918%)
WITHHOLD	47,168,078.471 shares (3.082%)
TOTAL	1,530,520,976.726 shares (100.000%)

Arden L. Shisler:
FOR	1,483,661,174.441 shares (96.938%)
WITHHOLD	46,859,802.285 shares (3.062%)
TOTAL	1,530,520,976.726 shares (100.000%)

David C. Wetmore:
FOR	1,484,021,388.615 shares (96.962%)
WITHHOLD	46,499,588.111 shares (3.038%)
TOTAL	1,530,520,976.726 shares (100.000%)

Proposal Two:	Approval of the Agreement and Plan of Reorganization of the Trust’s Predecessor:
FOR	1,338,850,729.743 shares (87.477%)
AGAINST	48,927,279.322 shares (3.197%)
ABSTAIN	86,596,336.653 shares (5.658%)
BROKER NON-VOTES	56,146,631.008 shares (3.668%)
TOTAL	1,530,520,976.726 shares (100.000%)

2005 Annual Report	107

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc. , Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February, 2001.	84	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association–College Retirement Equity Fund).	84	None

108	Annual Report 2005

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[3]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $548,510 from the Trust for the year ended October 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

2005 Annual Report	109

Management Information (Unaudited) (Continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”),[3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)[3], Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company3.	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President – Operations for GGI[3], GMFCT[3], and GSA[3].	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None

110	Annual Report 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2005 Annual Report	111

Index Definitions

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

The Gartmore Investor Destinations Aggressive Fund benchmark consists of 95% S&P 500 Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Investor Destinations Moderately Aggressive Fund benchmark consists of 80% S&P 500 Index, 15% Lehman Brothers U.S. Aggregate Index and 5% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderate Fund benchmark consists of 60% S&P 500 Index, 25% Lehman Brothers U.S. Aggregate Index and 15% Citigroup 3-Month T-Bill Index.

The Gartmore Investor Destinations Moderately Conservative Fund benchmark consists of 35% Lehman Brothers U.S. Aggregate Index, 25% Citigroup 3-Month T-Bill Index and 40% S&P 500 Index.

The Gartmore Investor Destinations Conservative Fund benchmark consists of 45% Citigroup 3-Month T-Bill Index, 35% Lehman Brothers U.S. Aggregate Index and 20% S&P 500 Index.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.

All rights reserved.

AR-AA 12/05

Annual Report

October 31, 2005

Gartmore Growth Fund

Gartmore Nationwide Fund

Gartmore Money Market Fund

www.gartmorefunds.com

Solutions.

UNITED STATES	UNITED KINGDOM	JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $82 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC3, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of Oct. 31, 2005.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $43 billion as of Oct. 31, 2005.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2005

Contents

2	Message to Shareholders
4	Market Perspectives
8	Gartmore Growth Fund
15	Gartmore Nationwide Fund
31	Gartmore Money Market Fund

44	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

October 31, 2005

Dear Fellow Shareholders,

At times during the annual reporting period ended Oct. 31, 2005, it seemed as though a host of uncertain and unpredictable events coalesced into a “perfect storm” of market volatility.

Hurricane Katrina is one example. This Category 5 storm not only bore down on a major American city and its environs, it also had one of the country’s largest energy-producing regions in its sights. If that weren’t enough, the storm occurred just as oil and natural gas prices were spiraling to record levels, concurrent with fears of a great strain on global supply and capacity.

On another front, the intent to better integrate the member nations of the European Union (EU) was dealt a blow by France’s repudiation of a proposed EU constitution, a move that called into question the EU’s long-term effectiveness. Within a matter of weeks, France itself was rocked by what initially appeared to be youthful unrest in one section of Paris. As riots spread across the country, however, the situation revealed a disturbing and broad-based economic condition; unemployment among France’s immigrant population is five times the national average, and the segment’s per capita income is 40% below the national average. The lingering sense is that a number of European countries will have to deal with a long-overlooked social and economic issue at a time when the EU is struggling to retain its authority.

These are just two examples illustrating that market volatility can be a function of unexpected, and sometimes unrelated, global events. The accompanying “Market Perspectives” commentary provides a more detailed analysis of the various economic and social factors that influenced the market during the past year. I’d like to focus on Gartmore’s view on how best to navigate uncertain domestic and global markets in the pursuit of acceptable investment returns.

Risk, regardless of its source, is part and parcel of investing. The challenge is to mitigate risk as much as possible through sound portfolio diversification. Gartmore is committed to offering a diverse range of equity, fixed-income and alternative investment solutions designed to capture global investment opportunities. The informed investment response to complex, volatile markets is to configure a series of diverse, uncorrelated, well-performing funds into a dynamic portfolio. At Gartmore, we seek to provide the core and satellite investments needed to construct a broadly diversified investment portfolio.

Moreover, Gartmore believes that seasoned investment experts employing well-articulated and tested processes and aided by global research form the path to acceptable risk-adjusted returns. We hold a core belief that the ideas and insights of talented investment professionals can add quantifiable investment returns. In that regard, we are pleased to report that the returns of 30 of our 47 retail mutual funds (Class A at NAV) exceeded their respective benchmarks for the annual period ended Oct. 31, 2005.

The performance of a number of Gartmore’s funds from a variety of sectors and regions strengthens the case for holding uncorrelated investments. For example, the performance of the Gartmore Global Natural Resources Fund, which during the reporting period returned 65.51% (Class A at NAV) versus the Goldman Sachs Natural Resources Index return of 34.75%, was driven by escalating energy prices derived from increased global demand coupled with concerns about supply shortages. Within the energy sector, the Fund concentrated on smaller companies with higher capacity for growth. It is widely believed that energy will be in great demand for an extended period of time; therefore, the Fund will remain focused on the energy services sector companies that acquire, develop, and exploit oil and natural gas properties. The Wall Street Journal cited the Fund as a “Category King” in the Mutual Fund Monthly Review of Sept. 6, 2005.

The Gartmore Small Cap Fund garnered above-average returns during the reporting period, posting a 31.51% return (Class A at NAV) versus the Russell 2000® Index return of 12.08%. Most of the Fund’s outperformance came from strong stock selection in the information technology and energy sectors, in addition to astute sector allocations. Shortly after the close of the period, the Fund was cited in The Wall Street Journal as a “Category King” and noted as the second-best-performing fund in its respective sector for October 2005.

In addition, during the reporting period, Gartmore’s small-cap investment team was enhanced by the hiring of senior portfolio manager Jayne Stevlingson, who has managed small-cap funds at both OppenheimerFunds, Inc. and Morgan Stanley.

The case for broad global diversification was made through the performance of several of our non-U.S. funds during the reporting period. In comparison to equity prices in Europe and Japan, those in the United States were more muted during the past year, reflecting stretched valuations and increasing uncertainty in the outlook for consumers. The emerging markets, however, outperformed all other regions. Though its performance slightly lagged that of its benchmark, the Gartmore Emerging Markets Fund

2	Annual Report 2005

Message to Shareholders

October 31, 2005

posted very strong returns of 30.02% (Class A at NAV) for the reporting period. The Gartmore International Growth Fund, returning 26.13% (Class A at NAV) versus the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index return of 20.06%, also benefited from the impressive performance of emerging-market and Pacific Rim equities. In addition, Latin American securities delivered notably robust performance on the back of strong commodity prices.

The Gartmore Worldwide Leaders Fund, which returned 23.44% (Class A at NAV) versus 13.27% for the MSCI World IndexSM, benefited from both domestic and international developments. Overall, U.S. growth remained strong in the face of inflationary worries, while both Europe and Japan showed increasing signs of recovery. European export growth increased due to the weak euro at the same time that Japan experienced rising real incomes and increased capital expenditures. As a result, the Fund’s largest regional contributors were the United States, the United Kingdom and Japan. The Fund also benefited from strong stock selection within the technology, financial services, health-care and energy sectors.

Despite considerable volatility in both the U.S. economy and the U.S. equity markets during the past year, the Gartmore U.S. Growth Leaders Fund handily outperformed the Standard & Poor’s (S&P) 500® Index return of 8.72% with a return of 17.31% (Class A at NAV). The Fund’s performance was almost exclusively driven by strong stock selection, particularly in the technology and consumer goods areas. Concurrently, the Gartmore U.S. Growth Leaders Long-Short Fund returned 6.09% (Class A at NAV) versus 2.68% for its benchmark, the Citigroup 3-Month T-Bill Index. Again, adept stock selection, coupled with strong sector allocations, drove the Fund’s outperformance.

In addition to a suite of actively managed funds, Gartmore provides packaged asset allocation and diversification solutions. The Gartmore Optimal Allocations Funds, launched in June 2004, consist primarily of various proprietary Gartmore funds offered in four varieties, calibrated to different levels of risk: Moderate, Moderately Aggressive, Aggressive and Specialty. We are very pleased to report that each of these Funds, which serve as complements to actively managed holdings, outperformed their respective composite benchmarks for the reporting period.

Fund Name	Fund Return*	Benchmark Return	Benchmark
Gartmore Optimal Allocations: Moderate	10.41%	7.56%	S&P 500 (40%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (40%)
Gartmore Optimal Allocations: Moderately Aggressive	12.77%	9.08%	S&P 500 (60%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (20%)
Gartmore Optimal Allocations: Aggressive	14.86%	10.67%	S&P 500 (70%); MSCI EAFE (25%); Lehman Brothers U.S. Aggregate (5%)
Gartmore Optimal Allocations: Specialty	14.59%	11.50%	S&P 500 (70%); MSCI EAFE (30%)
*All	Fund returns are Class A at NAV, as of Oct. 31, 2005.

As we head into 2006, the only constant is uncertainty, which is a companion to opportunity. The informed and experienced investment manager, supported by broad-based research and analysis, can discern the investment opportunities associated with volatility. In today’s global investment landscape, a host of variables exist that impact investment returns, both positively and negatively. At Gartmore, we put all of our resources into our goal of achieving acceptable risk-adjusted returns on behalf of our investors. We measure our investment success by your performance standards. We appreciate the trust you have placed in us, and we will continue to strive to fulfill your investment objectives in the coming year.

Wishing you a very happy and prosperous 2006,

Young D. Chin

Co-Global Chief Investment Officer-Equities President and CEO

Gartmore Global Investments

2005 Annual Report	3

Market Perspectives

October 31, 2005

Market volatility continues, but with a positive trend

The one-year period ended Oct. 31, 2005, witnessed considerable quarter-to-quarter volatility. The past 12 months clearly have been rife with reasons to justify the wide swings in market pricing. Although the markets gave investors a bumpy ride, most of those who held on were rewarded, illustrated by the fact that, for the annual reporting period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index returned 18.59% and the Standard & Poor’s (S&P) 500® Index was up 8.72%.

A broad rally in global equity markets took hold in the final two months of 2004. International stocks, as represented by the MSCI EAFE Index, advanced 11.55% during this period, while the S&P 500 Index, a broad measure of the U.S. equity market, gained 7.59%.

As 2005 began, however, concerns about slack economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. To varying degrees, these concerns would continue to plague the equity markets for the remainder of the year. The overall global economy nonetheless proved resilient. In the United States, the economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%.

The dominant topic in 2005, particularly during the latter half of the year, was the continued impact of rising energy costs. As Hurricane Katrina barreled down on the energy-intensive Louisiana coast, the futures price of crude oil rose to a high of $70 per barrel while natural gas prices doubled–a classic one-two economic punch. A confluence of increased global demand, particularly from China, and concerns about supply shortages also contributed to energy price hikes.

Meanwhile, the Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. As September wound down, however, energy prices began to fall, though they still were far above their year-ago averages. Further, inflationary fears began to subside as the Fed displayed its confidence in the economy. Ben Bernanke was appointed the new Fed Chairman in October to replace Alan Greenspan, who retires at the end of his term in January 2006.

Toward the end of the reporting period, consumer sentiment began to lag. From August to September, the consumer confidence measure fell from 105.5 to 86.6. In August, wages and salaries increased by 6.6%, yet disposable income declined 0.1% along with personal spending, which fell 0.5%–the biggest drop in more than three years.

During the reporting period, energy and natural resource company profits surged alongside soaring energy costs and expanding global demand. In the telecommunications industry, on the other hand, the costs of consolidation muted returns. Domestically, within the S&P 500 Index for the entire reporting period, sector performance ranged from a high of 59% for health services (31% in the MSCI EAFE Index) to a low of –5% for consumer services (9% in the MSCI EAFE Index). Stocks in industrials, energy and distribution services delivered returns of 42%, 31% and 25% (43%, 24% and 46% in the MSCI EAFE Index), respectively, while stocks in consumer durables and communications delivered negative returns of –4% and –0.5% (14% and 5% in the MSCI EAFE Index), respectively.

Key trends for investors to watch

As we look toward the coming year, these are some of the key trends that we are paying particularly close attention to as we shape our investment strategies at Gartmore:

An aging population. During 2005, a landmark social milestone occurred when the leading edge of the baby boom generation reached 60 years of age. Since the early post-World War II years, the baby boomers, as one of the largest subsections of the U.S. population, have reshaped the social landscape in innumerable ways. This group’s retirement will continue the process. The country’s financial institutions, for example, will accelerate the re-engineering of their products and services toward wealth preservation, not just wealth generation. On the downside, though, the strain on many under-funded pension plans, in addition to the Social Security system, may reverberate through the markets in unexpected and unsettling ways.

Housing prices–up, down or sideways? The housing market remained strong during the reporting period, with 30-year fixed mortgage rates remaining below 6% for the majority of the time. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August. The robust housing market contributed much to the overall “wealth effect” for real estate investors. By the end of the reporting period, however, more pronounced signs of softening became evident.

4	Annual Report 2005

One housing trend associated with the aging of the population: a wave of residential downsizing as retirees seek more practical, late-in-life living arrangements. Moreover, individuals are pulling back from the real estate speculation of the past few years as quick price appreciation has cooled in once-hot markets such as Las Vegas, Miami, Phoenix and San Diego.

The cost of socialization. During the past year, it has become even clearer that many corporations and countries must take a harder look at dealing with the burgeoning weight of socialization, which consists of, among other factors, health-care and retirement benefits. In fact, the future cost of socialization at both the corporate and country level will be of increasing concern in determining investment potential. Many longstanding business models and corporate policies will be revised in light of unsustainably heavy socialization costs.

France’s refusal to endorse the European Union (EU) constitution, for example, can be tied to the issue of socialization. Most observers believe that voters feared that a stronger EU would create an influx of cheap labor just as France was struggling to reduce high unemployment. In the United States, the issue of socialization was clearly evident in the United Auto Workers’ agreement with General Motors Corp. (GM) to cut health-care benefits for employees, retirees and their families. GM successfully argued that escalating pension and health-care benefits for a vast pool of retirees was forcing the enterprise into bankruptcy, which is a landmark shift in the auto industry’s historical model.

The international economic picture. In the latter part of 2005, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a sustainable recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

China’s economy grew rapidly during the reporting period. Despite ongoing criticism that governmental controls on the economy were overly rigid–particularly regarding commodity prices and imports/exports–China’s economy has largely stabilized and shows strong signs of continued growth. In fact, the government’s economic controls, once viewed as unduly prohibitive, are now credited with controlling what was becoming a dangerously overheated economy. For example, new factories were being developed in China at a rapid rate based on capital secured with minimal credit checks. Before long, some banks held portfolios with up to 45% nonperforming loans as a result of default. Government regulators subsequently mandated stricter credit rules and have even expressed a desire to improve China’s banks to such a degree that their credit quality would be attractive to foreign investors.

Throughout the first half of the year, the U.S. dollar continued its sustained, three-year decline versus benchmark currencies such as the euro. In mid-summer, however, the dollar reversed its multi-year trend. The dollar’s increase is due primarily to the strengthening U.S. economic outlook relative to the global platform and disappointment in European reform. In addition, two factors–the United Kingdom’s halting of interest-rate hikes and France’s vote against the EU constitution–have placed pressure on the euro, effectively bolstering the U.S. dollar.

The return of capital expenditures. As we look toward 2006, we are seeing a trend toward companies deploying large amounts of excess cash on their balance sheets. Since the 2000 market meltdown, many companies have relied on cash as their primary hedge against diminished revenues. Now, however, as the equity markets continue to recover, many of these firms are feeling the pressure either to put the money to work in various ways, such as toward acquisitions, or return the money to shareholders in the form of dividend payouts or share buybacks. The technology sector could be a notable beneficiary of this trend. Research and development as well as new product rollouts are key drivers in the technology industry, and both areas will be bolstered by increased spending.

Looking ahead

For the near term, investors will face a mixture of positive and negative factors. On the one hand, economic and corporate earnings growth is likely to slow in the coming months. Counterbalancing this slowdown could be positive sentiment surrounding the end of the Fed’s cycle of interest-rate hikes, which we anticipate will occur in the first half of 2006. If, as we expect, the peak in rates is accompanied by softening oil prices and a firm U.S. dollar, the investment environment should be favorable for equity markets.

The opinions expressed herein are those of Gartmore Global Investments and may not come to pass.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

2005 Annual Report	5

Market Perspectives

Continued

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations.

Index performance is provided for comparison purposes only; indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index. Market index performance is provided by a third party source that Gartmore deems reliable.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as short selling, short-term trading and investing in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry services, producers of pulp and paper, and owners of plantations.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S.

6	Annual Report 2005

companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the money market.

Commentary provided by Gartmore Global Investments, the investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12-months is available upon request.

Although third party information has been obtained from and is based on sources the Firm believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

2005 Annual Report	7

Gartmore Growth Fund

For the annual period ended Oct. 31, 2005, the Gartmore Growth Fund (Class A at NAV) returned 10.22% versus 8.81% for its benchmark, the Russell 1000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Growth Funds was 10.06%.

During the reporting period, the U.S. economy and the equity markets experienced a considerable amount of volatility. Late in the first calendar quarter of 2005, and into the second quarter, the fear of inflation heightened as the Federal Reserve Board (the “Fed”) continued to raise short-term interest rates; as a result, the market began trending downward. Toward the end of the second quarter, however, it became evident that the Fed’s philosophy of increasing rates at a “measured pace” would not stave off economic growth at the level initially anticipated. Confounding expectations, particularly in light of the devastation brought to the Gulf Coast by Hurricanes Katrina and Rita, gross domestic product growth accelerated from July through September.

Strong stock selection had a positive effect on Fund performance during the reporting period in contrast to sector allocations, which slightly detracted from performance.

On a stock-specific level, among the Fund’s best performers were MGM Mirage and Nordstrom, Inc. The Las Vegas market has been performing well, and MGM Mirage stands as one of the premiere casinos/hotels along the “strip.” MGM’s recent acquisition of Mandalay Bay has added to MGM’s profits and increased the firm’s reach in the market. Retailer Nordstrom Inc. is well-positioned in the high-end retail market, and, as a result of the firm extending its growth margins, has seen positive earnings revisions.

Recently, another Fund holding, Starwood Hotels & Resorts Worldwide, Inc., has benefited from the supply/demand wave striking hotels. Though the stock was a slight detractor from performance during the reporting period, we feel that going forward the company is in a good position to add value to the Fund. Not long ago, the company sold off some of its more undesirable assets and purchased a number of hotel chains that it believes will increase its bottom line.

Among significant detractors from Fund performance, VeriSign, Inc., a premiere Internet security vendor and domain distributor, saw significant declines as its wireless ring tone market dropped off faster than expected in the second and third quarters of 2005. Also of note, another Fund holding, Investors Financial Services Corp., declined as the flattening yield curve, which represents the actual or projected yields of fixed-income securities in relation to their maturities, continued to compress earnings.

Despite facing many obstacles, the economy has shown a high degree of resiliency during the reporting period, and its continued growth has left us with a positive outlook on the market. We believe that the Fed will soon ease up on increasing interest rates, and, when that happens, we expect to see price/earnings multiples expand, signaling a positive event for the Fund. As always, we maintain our strategy of investing in growth companies that we expect to generate positive earnings revisions and positive growth rates relative to the market.

Portfolio Managers:

Christopher Baggini, CFA and Douglas Burtnick, CFA

8	Annual Report 2005

Fund Performance	Gartmore Growth Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	10.22%	-9.74%	1.21%
	w/SC3	3.89%	-10.79%	0.61%
Class B1	w/o SC2	9.63%	-10.79%	0.43%
	w/SC4	4.63%	-11.05%	0.43%
Class C1	w/o SC2	9.61%	-10.42%	0.86%
	w/SC5	8.61%	-10.42%	0.86%
Class D6	w/o SC2	10.74%	-9.44%	1.41%
	w/SC7	5.77%	-10.27%	0.95%
Class R1,8		10.28%	-9.58%	1.33%
Institutional Service Class[1,8]		10.55%	-9.41%	1.43%
Institutional Class[1,8]		10.59%	-9.47%	1.40%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (6/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Growth Fund, the Russell 1000 Growth Index (Russell 1000 Growth)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended October 31, 2005. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 1000 Growth measures the performance of those companies in the Russell 1000 Index (the largest 1000 companies in the U.S.) with higher price-to-book ratios and higher forecasted growth values.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

2005 Annual Report	9

Shareholder Expense Example	Gartmore Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Growth Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,072.10	$7.42	1.42%
	Hypothetical	[1]	$1,000.00	$1,017.84	$7.25	1.42%
Class B	Actual		$1,000.00	$1,069.60	$10.69	2.05%
	Hypothetical	[1]	$1,000.00	$1,014.67	$10.46	2.05%
Class C	Actual		$1,000.00	$1,069.40	$10.90	2.09%
	Hypothetical	[1]	$1,000.00	$1,014.46	$10.67	2.09%
Class D	Actual		$1,000.00	$1,074.10	$5.54	1.06%
	Hypothetical	[1]	$1,000.00	$1,019.66	$5.41	1.06%
Class R	Actual		$1,000.00	$1,072.90	$7.21	1.38%
	Hypothetical	[1]	$1,000.00	$1,018.04	$7.04	1.38%
Institutional Service Class	Actual		$1,000.00	$1,074.00	$5.85	1.12%
	Hypothetical	[1]	$1,000.00	$1,019.35	$5.72	1.12%
Institutional Class	Actual		$1,000.00	$1,074.20	$5.80	1.11%
	Hypothetical	[1]	$1,000.00	$1,019.40	$5.67	1.11%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

10	Annual Report 2005

Portfolio Summary	Gartmore Growth Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stock	99.9%
Commercial Paper	0.1%
Other Investments*	8.0%
Liabilities in excess of other assets**	-8.0%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Computer Software & Services	15.8%
Healthcare	11.5%
Retail	11.1%
Manufacturing	6.6%
Financial Services	6.2%
Telecommunications	5.2%
Semiconductors	5.2%
Consumer Products	4.7%
Oil & Gas	4.5%
Food & Beverage	4.2%
Other Industries	25.0%

100.0%

Top Holdings
General Electric Corp.	4.6%
Microsoft Corp.	3.8%
Johnson & Johnson	3.6%
Amgen, Inc.	2.8%
Intel Corp.	2.7%
Home Depot, Inc.	2.2%
UnitedHealth Group, Inc.	2.2%
PepsiCo, Inc.	2.1%
Google, Inc.	1.9%
Staples, Inc.	1.6%
Other Holdings	72.5%

100.0%

2005 Annual Report	11

Statement of Investments

October 31, 2005

Gartmore Growth Fund

Common Stocks (99.9%)

	Shares or Principal Amount	Value

Aerospace & Defense (1.5%)
Boeing Co. (The)	54,450	$3,519,648

Business Services (1.9%)
CRA International, Inc. (b) (c)	30,000	1,327,800
Paychex, Inc.	33,000	1,279,080
Resources Connection, Inc. (b) (c)	64,120	1,830,626

		4,437,506

Coal (0.5%)
Peabody Energy Corp.	15,750	1,231,020

Computer Equipment (4.2%)
Cisco Systems, Inc. (b)	136,510	2,382,100
Dell, Inc. (b)	72,570	2,313,532
EMC Corp. (b)	211,490	2,952,400
International Business Machines Corp.	28,400	2,325,392

		9,973,424

Computer Software & Services (15.8%)
Autodesk, Inc.	25,760	1,162,549
Business Objects S.A. ADR — FR (b) (c)	67,890	2,326,590
Cognizant Technology Solutions Corp., Class A (b)	65,170	2,866,177
Google, Inc. (b)	12,300	4,577,322
Hyperion Solutions Corp. (b)	33,850	1,636,986
Intel Corp.	270,000	6,344,999
McAfee, Inc. (b) (c)	127,730	3,835,732
Microsoft Corp.	348,680	8,961,075
Satyam Computer Services Ltd. ADR — IN	42,600	1,456,068
SPSS, Inc. (b) (c)	53,300	1,215,240
Yahoo!, Inc. (b)	87,674	3,241,308

		37,624,046

Consumer Products (4.7%)
Colgate-Palmolive Co.	49,200	2,605,632
Johnson & Johnson	136,820	8,567,668

		11,173,300

E-Commerce & Services (1.1%)
Monster Worldwide, Inc. (b) (c)	78,150	2,564,102

	Shares or Principal Amount	Value

Entertainment (1.6%)
Carnival Corp.	74,440	$3,697,435

Financial Services (6.2%)
American Express Corp.	48,450	2,411,356
Charles Schwab Corp. (The)	116,450	1,770,040
Franklin Resources, Inc.	19,150	1,692,286
Goldman Sachs Group, Inc.	16,920	2,138,180
Hudson City Bancorp, Inc.	111,200	1,316,608
Legg Mason, Inc.	20,300	2,178,393
State Street Corp.	36,820	2,033,569
T. Rowe Price Group, Inc.	18,670	1,223,258

		14,763,690

Food & Beverage (4.2%)
Coca Cola Co. (The)	61,300	2,622,414
Kellogg Co.	53,420	2,359,561
PepsiCo, Inc.	85,870	5,073,200

		10,055,175

Healthcare (11.5%)
Abgenix, Inc. (b) (c)	88,740	922,896
Aetna, Inc.	19,400	1,718,064
Alcon, Inc. ADR — CH	11,080	1,472,532
Amgen, Inc. (b)	87,420	6,622,938
Genentech, Inc. (b)	21,600	1,956,960
Medco Health Solutions, Inc. (b)	48,350	2,731,775
St. Jude Medical, Inc. (b)	47,740	2,294,862
United Surgical Partners International, Inc. (b) (c)	31,850	1,141,823
UnitedHealth Group, Inc.	89,030	5,153,946
WellPoint, Inc. (b)	45,910	3,428,559

		27,444,355

Hotels & Casinos (2.3%)
Starwood Hotels & Resorts Worldwide, Inc.	61,590	3,598,704
Station Casinos, Inc. (c)	28,120	1,802,492

		5,401,196

Instruments – Scientific (1.0%)
Thermo Electron Corp. (b)	78,050	2,356,330

12	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (1.8%)
American International Group, Inc.	37,470	$2,428,056
Endurance Specialty Holdings Ltd.	54,400	1,803,904

		4,231,960

Manufacturing (6.6%)
Danaher Corp.	46,420	2,418,482
General Electric Corp.	323,540	10,971,241
Textron, Inc.	32,070	2,310,323

		15,700,046

Medical & Medical Services (2.1%)
Genzyme Corp. (b)	34,200	2,472,660
McKesson Corp.	39,450	1,792,214
Protein Design Labs, Inc. (b)	29,800	834,996

		5,099,870

Multimedia (0.8%)
McGraw-Hill Cos., Inc. (The)	39,050	1,911,107

Oil & Gas (4.5%)
ENSCO International, Inc.	43,220	1,970,400
Halliburton Co.	40,500	2,393,550
Nabors Industries Ltd. (b)	17,700	1,214,751
Praxair, Inc.	62,070	3,066,879
Questar Corp.	25,340	1,995,525

		10,641,105

Pharmaceuticals (3.3%)
Myogen, Inc. (b)	40,510	812,226
Sepracor, Inc. (b) (c)	32,950	1,853,438
Shire Pharmaceuticals Group PLC ADR — GB (c)	33,890	1,214,618
Teva Pharmaceutical Industries Ltd. ADR — IL	43,200	1,646,784
Wyeth	53,940	2,403,565

		7,930,631

Railroads (0.7%)
Burlington Northern Santa Fe Corp.	27,300	1,694,238

	Shares or Principal Amount	Value

Retail (11.1%)
Abercrombie & Fitch Co.	49,470	$2,571,945
Brinker International, Inc. (b) (c)	79,680	3,037,402
CVS Corp.	102,140	2,493,237
Golf Galaxy, Inc. (b) (c)	79,700	1,231,365
Home Depot, Inc.	126,115	5,175,759
Kohl’s Corp. (b)	66,300	3,191,019
Lowe’s Cos., Inc.	48,800	2,965,576
Panera Bread Co. (b) (c)	33,650	1,991,744
Staples, Inc.	168,810	3,837,051

		26,495,098

Semiconductors (5.2%)
Advanced Micro Devices, Inc. (b)	100,440	2,332,217
ASML Holding N. V. (b)	67,200	1,141,056
Broadcom Corp., Class A (b)	43,580	1,850,407
Lam Research Corp. (b)	25,000	843,500
Marvell Technology Group Ltd. (b)	43,220	2,005,840
National Semiconductor Corp.	75,740	1,713,996
Texas Instruments, Inc.	85,000	2,426,750

		12,313,766

Steel (0.6%)
Nucor Corp.	22,900	1,370,565

Telecommunications (5.2%)
Comverse Technology, Inc. (b)	118,200	2,966,820
Corning, Inc. (b)	128,900	2,589,601
QUALCOMM, Inc.	85,960	3,417,770
Sprint Corp.	101,800	2,372,958
Tellabs, Inc. (b)	118,820	1,135,919

		12,483,068

Transportation (0.7%)
Forward Air Corp. (c)	46,970	1,665,087

Wireless Equipment (0.8%)
Motorola, Inc.	90,300	2,001,048

Total Common Stocks		237,778,816

2005 Annual Report	13

Statement of Investments (Continued)

October 31, 2005

Gartmore Growth Fund (Continued)

Commercial Paper (0.1%)

	Principal Amount	Value
Financial Services (0.1%)
Countrywide Home Loans, 4.08%, 11/01/05	$155,000	$155,000

Total Commercial Paper		155,000

Lending (8.0%) Short-Term Securities Held as Collateral for Securities
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	19,033,119	19,033,119

Total Short-Term Securities Held as Collateral for Securities Lending		19,033,119

Total Investments (Cost $249,958,976) (a) — 108.0%		256,966,935

Liabilities in excess of other assets — (8.0)%		(18,939,947)

NET ASSETS — 100.0%		$238,026,988

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.
ADR	American Depositary Receipt
CH	Switzerland
FR	France
GB	United Kingdom
IL	Israel
IN	India

See notes to financial statements.

14	Annual Report 2005

Gartmore Nationwide Fund

For the annual period ended Oct. 31, 2005, the Gartmore Nationwide Fund (Class A at NAV) returned 11.88% versus 8.72% for its benchmark, the S&P 500® Index. For broader comparison, the average return for the Fund’s Lipper peer category of Large-Cap Core Funds was 8.35%.

U.S. stock prices seesawed but finished the reporting period with respectable gains, primarily due to a rally in the late spring and early summer. First-quarter earnings reports were stronger than expected, and investors grew more confident about the U.S. economy’s ability to grow despite rising interest rates and surging crude oil prices. However, the rally was cut short in August, as oil made a run at the $70-per-barrel level and Hurricane Katrina ravaged the Gulf Coast. For the balance of the period, uncertainty over the economic impact of two more hurricanes, Rita and Wilma, kept investors off balance. Large caps underperformed small caps and mid-caps for the full year under review but outperformed their smaller counterparts in the final three months.

Financials, consumer discretionary and health care topped the list of sectors that contributed to the Fund’s performance. In financials, Fund holding Lehman Brothers Holdings Inc. was beneficial, as the company did a good job of managing its fixed-income brokerage business. Fund holdings Prudential Financial Inc. and Goldman Sachs Group Inc. also had a positive impact on Fund results. In the consumer discretionary sector, Starwood Hotels & Resorts Worldwide Inc. was one of the top contributors to Fund performance. The hotel chain operator continued to benefit from robust occupancy numbers fueled by strong consumer and business travel. In health care, the share prices of HMOs UnitedHealth Group Inc., Aetna Inc. and WellPoint, Inc. all posted healthy gains and contributed to Fund performance.

Holdings that detracted from Fund performance included Biogen Idec Inc., a biotechnology company that withdrew its drug Tysabri from the market after it was reportedly implicated in the deaths of several users. The shares of drugmaker Pfizer Inc. also struggled due to the controversy over Cox-2 inhibitors, which included Pfizer’s Celebrex medication. The share price of Fund holding Dell Inc., the computer maker, dropped sharply in August and continued to lose ground for the rest of the period after Dell announced disappointing second-quarter revenues and issued weaker-than-expected sales and earnings guidance for the third quarter.

With a moderately favorable investment backdrop and sector valuations roughly where they should be, the Fund’s sector weightings, for the most part, are not too different from those in the benchmark as of Oct. 31, 2005. This situation could change as the economy moves from a rising-rate environment to one featuring more stable rates, which could happen sometime in the first half of 2006. At that point, new market leadership may emerge that will require us to revisit the Fund’s sector allocations. That said, our company-specific research continues to uncover interesting opportunities that we will try to capitalize on for the benefit of the Fund’s shareholders.

Portfolio Manager:

Gary Haubold, CFA and William H. Miller

2005 Annual Report	15

Fund Performance	Gartmore Nationwide Fund

Average Annual Total Return (For periods ended October 31, 2005)
		1 Yr.	5 Yr.	10 Yr.
Class A1	w/o SC2	11.88%	-0.31%	9.33%
	w/SC3	5.43%	-1.48%	8.68%
Class B1	w/o SC2	11.09%	-1.05%	8.70%
	w/SC4	6.09%	-1.33%	8.70%
Class C1	w/o SC2	11.04%	-0.95%	9.01%
	w/SC5	10.04%	-0.95%	9.01%
Class D6	w/o SC2	12.11%	-0.07%	9.49%
	w/SC7	7.05%	-0.99%	8.99%
Class R1,8		11.95%	-0.20%	9.42%
Institutional Class[1,8]		12.19%	-0.05%	9.50%

All figures showing the effect of a sales charge reflect the maximum charge possible, because it has the most dramatic effect on performance data.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Class D shares. These returns were achieved prior to the creation of Class A and Class B shares (5/11/98), Class C shares (3/1/01), Institutional Service Class shares (1/2/02), Class R shares (10/1/03), and Institutional Class shares (06/29/04). Excluding the effect of any fee waivers or reimbursements, such prior performance is similar to what Class A, Class B, Class C, Institutional Service Class, Class R shares and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance for these classes has been restated to reflect differences in sales charges (where applicable), but does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for Class A, Class B, Class C and Class R shares would have been lower.

[2]	These returns do not reflect the effects of sales charges (SC).

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted from the one year return because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund.

[7]	A 4.50% front-end sales charge was deducted.

[8]	Not subject to any sales charges.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Class D shares of the Gartmore Nationwide Fund, S&P 500 Index (S&P 500)(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended October 31, 2005. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expense, or sales charges. Investors cannot invest directly in market indexes.

(a)	The S&P 500 is an unmanaged index of 500 widely held stocks of large U.S. companies that gives a broad look at how the stock prices of large U.S. companies have performed.
(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16	Annual Report 2005

Shareholder Expense Example	Gartmore Nationwide Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Nationwide Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000.00	$1,071.90	$5.95	1.14%
	Hypothetical	[1]	$1,000.00	$1,019.25	$5.82	1.14%
Class B	Actual		$1,000.00	$1,068.90	$9.39	1.80%
	Hypothetical	[1]	$1,000.00	$1,015.93	$9.19	1.80%
Class C	Actual		$1,000.00	$1,068.40	$9.38	1.80%
	Hypothetical	[1]	$1,000.00	$1,015.93	$9.19	1.80%
Class D	Actual		$1,000.00	$1,073.60	$4.55	0.87%
	Hypothetical	[1]	$1,000.00	$1,020.61	$4.44	0.87%
Class R	Actual		$1,000.00	$1,072.80	$5.12	0.98%
	Hypothetical	[1]	$1,000.00	$1,020.06	$5.00	0.98%
Institutional Class	Actual		$1,000.00	$1,074.00	$4.23	0.81%
	Hypothetical	[1]	$1,000.00	$1,020.92	$4.13	0.81%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	17

Portfolio Summary	Gartmore Nationwide Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	97.7%
Commercial Paper	2.0%
Other Investments*	6.3%
Liabilities in excess of other assets**	-6.0%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Healthcare	8.5%
Oil & Gas	8.4%
Financial Services	8.0%
Computer Software & Services	7.1%
Retail	7.1%
Banks	6.3%
Insurance	5.6%
Telecommunications	4.0%
Manufacturing	3.7%
Computer Equipment	3.3%
Other Industries	38.0%

100.0%

Top Holdings
Bank of America Corp.	3.6%
Johnson & Johnson	2.8%
Microsoft Corp.	2.5%
Exxon Mobil Corp.	2.4%
General Electric Corp.	2.4%
Countrywide Home Loans, 4.08%, 11/01/05	2.0%
ChevronTexaco Corp.	1.8%
Altria Group, Inc.	1.8%
Burlington Northern Santa Fe Corp.	1.4%
UnitedHealth Group, Inc.	1.4%
Other Holdings	77.9%

100.0%

18	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Nationwide Fund

Common Stocks (97.7%)

	Shares or Principal Amount	Value

Aerospace & Defense (1.6%)
Boeing Co. (The)	50,500	$3,264,320
General Dynamics Corp.	11,400	1,325,820
Goodrich (B.F.) Co.	44,900	1,619,543
Lockheed Martin Corp.	25,400	1,538,224
Northrop Grumman Corp.	182,308	9,780,824
United Technologies Corp.	63,100	3,235,768

		20,764,499

Apparel (0.2%)
Liz Claiborne, Inc.	17,700	623,040
V.F. Corp.	25,500	1,332,375

		1,955,415

Automotive (0.3%)
Autoliv, Inc.	88,750	3,812,700

Banks (6.3%)
ABN AMRO Holding NV ADR — NL	51,600	1,224,984
AmSouth Bancorp	58,800	1,483,524
Australia & New Zealand Banking Group Ltd. ADR — AU	300	26,559
Bank of America Corp.	1,062,281	46,464,170
Bank of New York Co., Inc. (The)	83,501	2,612,746
Barclays PLC ADR — UK	69,800	2,765,476
Bear Stearns Cos., Inc. (The) (c)	74,800	7,913,840
Comerica, Inc.	15,600	901,368
Deutsche Bank, AG.	7,000	655,200
HSBC Holdings PLC ADR — UK (c)	32,695	2,575,058
J.P. Morgan Chase & Co.	171,680	6,286,922
KeyCorp	35,380	1,140,651
National City Corp.	45,200	1,456,796
PNC Bank Corp.	40,139	2,436,839
Suntrust Banks, Inc.	36,440	2,641,171

		80,585,304

Broadcast Media & Cable Television (1.6%)
Comcast Corp., Class A (b)	315,950	8,792,888
Liberty Media Corp. (b)	735,550	5,862,334
Viacom, Inc., Class B	189,711	5,875,350

		20,530,572

	Shares or Principal Amount	Value

Building – Residential & Commercial (0.2%)
Pulte Homes, Inc.	78,786	$2,977,323

Capital Goods (0.3%)
PACCAR, Inc.	62,125	4,349,993

Casino Hotels (0.1%)
Boyd Gaming Corp.	33,950	1,400,438

Chemicals (1.6%)
Air Products & Chemicals, Inc.	15,600	892,944
Ashland, Inc.	104,800	5,607,849
Dow Chemical Co.	88,028	4,036,964
Huntsman Corp. (b)	152,921	3,040,069
Lubrizol Corp.	121,200	5,040,708
Mosaic Co. (The) (b) (c)	61,400	810,480
Olin Corp. (c)	56,100	1,003,068
Sigma-Aldrich Corp.	12,000	764,400

		21,196,482

Coal (0.5%)
Foundation Coal Holdings, Inc. (c)	79,700	2,988,750
Peabody Energy Corp.	38,404	3,001,657

		5,990,407

Computer Equipment (3.3%)
Cisco Systems, Inc. (b)	413,266	7,211,492
Dell, Inc. (b)	378,372	12,062,499
EMC Corp. (b)	550,851	7,689,880
Hewlett-Packard Co.	257,550	7,221,702
Ingram Micro, Inc. (b)	188,550	3,412,755
International Business Machines Corp.	55,811	4,569,805

		42,168,133

Computer Software & Services (7.1%)
Affiliated Computer Services, Inc., Class A (b)	75,750	4,098,833
Business Objects S.A. ADR — FR (b) (c)	75,919	2,601,744
Cognizant Technology Solutions Corp., Class A (b)	33,061	1,454,023
Computer Sciences Corp. (b)	77,050	3,948,813
eBay, Inc. (b)	54,300	2,150,280
Electronic Data Systems Corp.	156,200	3,641,022

2005 Annual Report	19

Statement of Investments (Continued)

October 31, 2005

Gartmore Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Computer Software & Services (continued)
Hyperion Solutions Corp. (b) (c)	126,761	$6,130,162
Intel Corp.	694,690	16,325,215
Microsoft Corp.	1,248,970	32,098,528
NCR Corp. (b)	108,700	3,284,914
Oracle Corp. (b)	560,237	7,103,805
RadioShack Corp. (c)	173,884	3,842,836
Yahoo!, Inc. (b)	128,861	4,763,991

		91,444,166

Construction & Building Materials (0.6%)
Fluor Corp.	14,400	915,840
Lafarge North America, Inc.	113,220	6,850,942
Masco Corp.	3,800	108,300

		7,875,082

Consumer Products (1.1%)
Black & Decker Corp.	14,700	1,207,311
Colgate-Palmolive Corp.	172,534	9,137,401
Kimberly-Clark Corp.	55,900	3,177,356

		13,522,068

Containers (0.2%)
Ball Corp.	54,399	2,141,689

Distribution & Wholesale (0.1%)
W.W. Grainger, Inc.	12,000	803,760

Electric – Integrated (1.0%)
AES Corp. (b)	165,168	2,624,520
Constellation Energy Group	77,800	4,263,439
DTE Energy Co.	26,500	1,144,800
PNM Resources, Inc. (c)	111,950	2,837,933
Public Service Enterprise Group, Inc.	34,400	2,163,416

		13,034,108

Electronics (1.7%)
Altera Corp. (b)	243,700	4,057,605
Arrow Electronics, Inc. (b)	150,300	4,435,353
Avnet, Inc. (b) (c)	144,950	3,341,098
Microchip Technology, Inc.	210,373	6,346,953
SPX Corp.	76,950	3,310,389

		21,491,398

	Shares or Principal Amount	Value

Environmental Services (0.1%)
Republic Services, Inc.	41,013	$1,449,810

Financial Services (8.0%)
Centerstate Bank of Florida, Inc.	11,590	395,799
Charles Schwab Corp. (The)	50,600	769,120
Citigroup, Inc.	123,627	5,659,644
Compass Bancshares, Inc.	10,000	487,600
Countrywide Financial Corp.	46,337	1,472,126
Dun & Bradstreet Corp. (The) (b)	13,000	823,160
First American Financial Corp.	91,400	4,005,148
Goldman Sachs Group, Inc. (c)	105,823	13,372,852
Hudson City Bancorp, Inc.	828,337	9,807,510
KKR Financial Corp.	251,400	5,611,248
Lehman Brothers Holdings, Inc.	134,749	16,125,412
Marsh & McLennan Cos., Inc.	25,000	728,750
Merrill Lynch & Co., Inc.	46,601	3,016,949
Morgan Stanley	16,282	885,904
Prudential Financial, Inc.	156,550	11,395,275
U.S. Bancorp	190,200	5,626,116
UBS AG	10,200	873,834
Wachovia Corp.	265,600	13,418,111
Wells Fargo & Co.	77,289	4,652,798
Zions Bancorp	43,378	3,186,982

		102,314,338

Food & Beverage (2.8%)
Archer-Daniels-Midland Co.	207,950	5,067,742
Brown-Forman Corp., Class B	28,924	1,832,046
Campbell Soup Co.	190,906	5,555,364
Coca Cola Co. (The)	88,100	3,768,918
Coca-Cola Enterprises, Inc.	190,750	3,605,175
Constellation Brands, Inc. (b)	154,000	3,625,160
Dean Foods Co. (b) (c)	751	27,149
Hershey Foods Corp.	15,400	875,182
Hormel Foods Corp.	107,600	3,421,680
Kellogg Co.	49,463	2,184,781
PepsiCo, Inc.	84,658	5,001,595
Smithfield Foods, Inc. (b) (c)	54,606	1,615,245

		36,580,037

20	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Healthcare (8.5%)
Aetna, Inc.	83,990	$7,438,154
Amgen, Inc. (b)	137,901	10,447,380
Becton Dickinson & Co.	60,990	3,095,243
Biogen Idec, Inc. (b)	29,600	1,202,648
Bristol-Myers Squibb Co.	305,735	6,472,410
Gilead Sciences, Inc. (b)	30,700	1,450,575
Johnson & Johnson	570,023	35,694,839
McKesson Corp.	80,850	3,673,016
Medco Health Solutions, Inc. (b)	71,500	4,039,750
Medtronic, Inc.	120,836	6,846,568
Sierra Health Services, Inc. (b)	900	67,500
Triad Hospitals, Inc. (b)	75,678	3,112,636
UnitedHealth Group, Inc.	300,819	17,414,412
WellPoint, Inc. (b)	127,102	9,491,977

		110,447,108

Hotels & Casinos (0.6%)
Starwood Hotels & Resorts Worldwide, Inc.	127,849	7,470,217

Instruments – Scientific (0.6%)
Fisher Scientific International, Inc. (b) (c)	72,100	4,073,650
PerkinElmer, Inc.	158,000	3,487,060

		7,560,710

Instruments – Controls (0.4%)
Thermo Electron Corp. (b) (c)	188,223	5,682,452

Insurance (5.6%)
AFLAC, Inc.	66,409	3,173,022
Allstate Corp. (The)	121,909	6,435,576
American International Group, Inc.	108,795	7,049,916
Assurant, Inc.	146,921	5,612,382
Chubb Corp.	88,350	8,213,901
Genworth Financial, Inc.	204,877	6,492,552
Hartford Financial Services Group, Inc. (The)	89,150	7,109,713
Loews Corp.	68,050	6,327,289
Manulife Financial Corp.	67,924	3,543,023
MetLife, Inc.	159,074	7,859,846

	Shares or Principal Amount	Value

Insurance (continued)
Old Republic International Corp.	32,400	$839,484
St. Paul Cos., Inc.	143,778	6,474,323
Unitrin, Inc.	72,200	3,321,200

		72,452,227

Machinery (0.2%)
Caterpillar, Inc.	29,100	1,530,369
Deere & Co.	21,700	1,316,756

		2,847,125

Manufacturing (3.7%)
3M Co.	27,700	2,104,646
Danaher Corp.	61,736	3,216,446
Garmin Ltd.	50,300	2,888,729
General Electric Corp.	899,552	30,503,808
Illinois Tool Works, Inc.	31,130	2,638,579
Ingersoll-Rand Co., Class A	169,028	6,387,568

		47,739,776

Medical & Medical Services (0.3%)
Genzyme Corp. (b)	49,424	3,573,355

Medical Products (0.4%)
AmerisourceBergen Corp. (c)	48,300	3,683,841
Millipore Corp. (b)	16,400	1,004,008

		4,687,849

Metal Mining (0.4%)
Southern Copper Corp. (c)	95,133	5,245,634

Metal Processors (0.3%)
Timken Co. (c)	144,000	4,083,840

Metals (0.7%)
Phelps Dodge Corp.	77,001	9,276,310

Multimedia (2.2%)
ATI Technologies, Inc. (b) (c)	104,900	1,515,805
DreamWorks Animation SKG, Inc. (b) (c)	13,600	348,704
Monster Worldwide, Inc. (b)	133,786	4,389,519
News Corp.	314,570	4,482,623
Time Warner, Inc.	528,860	9,429,573
Walt Disney Co. (The)	346,946	8,455,074

		28,621,298

2005 Annual Report	21

Statement of Investments (Continued)

October 31, 2005

Gartmore Nationwide Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Natural Gas (0.5%)
ONEOK, Inc. (c)	11	$316
Sempra Energy	148,300	6,569,690

		6,570,006

Natural Resources (0.3%)
BHP Billiton Ltd. ADR — AU (c)	127,500	3,958,875

Office Equipment & Supplies (0.3%)
Pitney Bowes, Inc.	87,870	3,697,570

Oil & Gas (8.4%)
Atmos Energy Corp. (c)	178,800	4,702,440
Baker Hughes, Inc.	30,500	1,676,280
BJ Services Co. (c)	14,998	521,181
ChevronTexaco Corp.	411,812	23,502,110
ConocoPhillips	224,886	14,703,046
Exxon Mobil Corp.	551,433	30,957,448
Halliburton Co.	86,200	5,094,420
Hanover Compressor Co. (b) (c)	163,700	2,105,182
Kerr-McGee Corp.	56,200	4,779,248
Marathon Oil Corp.	60,063	3,613,390
Nabors Industries Ltd. (b)	84,528	5,801,157
National-Oilwell, Inc. (b)	82,287	5,140,469
Praxair, Inc.	82,520	4,077,313
Questar Corp.	14,030	1,104,863

		107,778,547

Paper & Forest Products (0.9%)
International Paper Co.	296,846	8,661,966
Weyerhaeuser Co.	43,550	2,758,457

		11,420,423

Pharmaceuticals (1.3%)
Pfizer, Inc.	607,244	13,201,485
Shire Pharmaceuticals Group PLC ADR — UK (c)	41,825	1,499,008
Wyeth	48,600	2,165,616

		16,866,109

Railroads (2.7%)
Burlington Northern Santa Fe Corp.	284,900	17,680,894
CSX Corp.	61,700	2,826,477

	Shares or Principal Amount	Value

Railroads (continued)
Norfolk Southern Corp.	272,893	$10,970,299
Union Pacific Corp.	45,300	3,133,854

		34,611,524

Real Estate Investment & Management (0.1%)
Developers Diversified Realty Corp. (c)	20,900	912,912

Real Estate Investment Trusts (0.0%)
Lexington Corporate Properties Trust (c)	20,510	446,708

Recreational Vehicles (0.1%)
Fleetwood Enterprises, Inc. (b) (c)	62,100	686,205

Restaurants (0.0%)
Outback Steakhouse	12,209	459,791

Retail (7.1%)
American Eagle Outfitters, Inc.	128,400	3,023,820
AutoZone, Inc. (b)	2,800	226,520
Bebe Stores, Inc. (b) (c)	52,800	746,592
Coach, Inc. (b)	47,306	1,522,307
Costco Wholesale Corp.	141,050	6,821,178
CVS Corp.	401,500	9,800,615
Dollar General Corp.	145,248	2,823,621
Federated Department Stores, Inc.	69,450	4,262,147
Home Depot, Inc.	262,237	10,762,206
Kohl’s Corp. (b)	127,865	6,154,142
Kroger Co. (b)	317,908	6,326,369
Lowe’s Cos., Inc.	107,385	6,525,786
McDonald’s Corp.	121,191	3,829,636
Nordstrom, Inc.	20,000	693,000
Office Depot, Inc. (b)	107,711	2,965,284
Safeway, Inc.	144,289	3,356,162
Staples, Inc.	48,220	1,096,041
SUPERVALU, Inc.	148,900	4,679,927
Talbots, Inc. (c)	58,200	1,518,438
Target Corp.	26,419	1,471,274
Tiffany & Co.	90,006	3,546,236

22	Annual Report 2005

Common Stocks (continued)

	Shares or Principal Amount	Value

Retail (continued)
TJX Cos., Inc. (The)	110,200	$2,372,606
Wal-Mart Stores, Inc.	136,554	6,460,370

		90,984,277

Search and Navigation Equipment (0.7%)
Raytheon Co.	241,150	8,910,493

Semiconductors (2.9%)
Advanced Micro Devices, Inc. (b)	321,100	7,455,942
Analog Devices, Inc.	30,400	1,057,312
Applied Materials, Inc.	41,900	686,322
Freescale Semiconductor, Inc. (b)	134,800	3,219,024
KLA-Tencor Corp.	88,354	4,089,907
Maxim Integrated Products, Inc.	154,882	5,371,308
Micron Technology, Inc. (b) (c)	217,938	2,831,015
National Semiconductor Corp.	35,000	792,050
Texas Instruments, Inc.	402,033	11,478,041

		36,980,921

Steel (0.2%)
Nucor Corp.	34,800	2,082,780

Telecommunications (4.0%)
ALLTEL Corp.	76,500	4,732,290
Citizens Communications Co.	97,675	1,195,542
Corning, Inc. (b)	114,570	2,301,711
Motorola, Inc.	663,114	14,694,606
SBC Communications, Inc.	514,749	12,276,764
Sprint Corp.	268,114	6,249,737
Verizon Communications, Inc.	330,319	10,408,352

		51,859,002

Tire & Rubber (0.0%)
Cooper Tire & Rubber Co. (c)	19,700	269,102

Tobacco (2.9%)
Altria Group, Inc.	310,300	23,288,015
Gallaher Group plc,	2,100	130,242

	Shares or Principal Amount	Value

Tobacco (continued)
Reynolds American, Inc. (c)	135,370	$11,506,450
UST, Inc. (c)	64,600	2,673,794

		37,598,501

Transportation (0.9%)
FedEx Corp.	38,100	3,502,533
United Parcel Service, Inc., Class B	117,600	8,577,744

		12,080,277

Utilities (1.7%)
Ameren Corp.	15,600	820,560
Consolidated Edison, Inc. (c)	16,000	728,000
Dominion Resources, Inc.	58,100	4,420,248
Duke Energy Corp. (c)	297,300	7,872,504
Exelon Corp.	50,000	2,601,500
PP&L Resources, Inc.	20,000	626,800
Progress Energy, Inc. (c)	35,000	1,525,650
Southern Co. (The)	19,000	664,810
TXU Corp.	28,000	2,821,000

		22,081,072

Waste Disposal (0.1%)
Waste Management, Inc.	51,963	1,533,428

Total Common Stocks		1,257,864,146

Commercial Paper (2.0%)
Financial Services (2.0%)
Countrywide Home Loans, 4.08%, 11/01/05	$25,795,000	25,795,000

Total Commercial Paper		25,795,000

2005 Annual Report	23

Statement of Investments (Continued)

October 31, 2005

Gartmore Nationwide Fund (Continued)

Short-Term Securities Held as Collateral for Securities

Lending (6.3%)

	Shares or Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending)	$81,117,579	$81,117,579

Total Short-Term Securities Held as Collateral for Securities Lending		81,117,579

Total Investments (Cost $1,301,238,829) (a) — 106.0%		1,364,776,725

Liabilities in excess of other assets — (6.0)%		(78,707,780)

NET ASSETS — 100.0%		$1,286,068,945

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Denotes a non-income producing security.

(c)	All or part of the security was on loan as of October 31, 2005.
ADR	American Depositary Receipt
AU	Australia
FR	France
NL	Netherlands
UK	United Kingdom

At October 31, 2005, the Fund’s open long futures contracts were as follows:

Number of Contracts	Long Contracts*	Expiration	Market Value Covered by Contracts	Unrealized Appreciation (Depreciation)
75	S&P 500	12/16/05	$4,536,563	$(108,938)

*	Cash pledged as collateral.

See notes to financial statements.

24	Annual Report 2005

Statements of Assets and Liabilities

October 31, 2005

	Gartmore Growth Fund	Gartmore Nationwide Fund
Assets:
Investments, at value (cost $249,958,976 and $1,301,238,829, respectively)	$256,966,935	$1,364,776,725
Cash	567	3,985
Cash collateral pledged for futures	—	236,250
Interest and dividends receivable	50,471	857,935
Receivable for capital shares issued	16,022	496,776
Receivable for investments sold	10,540,071	40,139,178
Net receivable for variation margin on futures contracts	—	37,688
Prepaid expenses and other assets	14,095	11,826

Total Assets	267,588,161	1,406,560,363

Liabilities:
Payable for investments purchased	10,079,724	37,070,888
Payable for capital shares redeemed	77,472	1,034,532
Payable for return of collateral received for securities on loan	19,033,119	81,117,579
Accrued expenses and other payables
Investment advisory fees	120,630	622,692
Fund administration and transfer agent fees	47,841	223,110
Distribution fees	11,152	51,426
Administrative servicing fees	18,354	296,275
Trustee fees	586	3,129
Other	172,295	71,787

Total Liabilities	29,561,173	120,491,418

Net Assets	$238,026,988	$1,286,068,945

Represented by:
Capital	$489,478,076	$1,057,092,208
Accumulated net investment income (loss)	—	—
Accumulated net realized gains (losses) from investment, futures, and foreign currency transactions	(258,459,047)	165,547,778
Net unrealized appreciation (depreciation) on investments, futures, and translation of assets and liabilities denominated in foreign currencies	7,007,959	63,428,958

Net Assets	$238,026,988	$1,286,068,945

See notes to financial statements.

2005 Annual Report	25

Statements of Assets and Liabilities (Continued)

	Gartmore Growth Fund		Gartmore Nationwide Fund
Net Assets:
Class A Shares	$29,467,129		$119,614,916
Class B Shares	5,324,797		29,959,872
Class C Shares	549,708		965,423
Class D Shares	202,682,030		1,132,192,238
Class R Shares	1,177		1,219
Institutional Service Class Shares	1,071		—
Institutional Class Shares	1,076		3,335,277

Total	$238,026,988		$1,286,068,945

Shares outstanding (unlimited number of shares authorized)
Class A Shares	4,404,996		5,713,187
Class B Shares	865,995		1,474,500
Class C Shares	89,302		47,550
Class D Shares	29,777,536		54,538,936
Class R Shares	174		59
Institutional Service Class Shares	158		—
Institutional Class Shares	159		160,670

Total	35,138,320		61,934,902

Net asset value and redemption price per share:
Class A Shares	$6.69		$20.94
Class B Shares (a)	$6.15		$20.32
Class C Shares (b)	$6.16		$20.30
Class D Shares	$6.81		$20.76
Class R Shares	$6.77	(c)	$20.78 (c)
Institutional Service Class Shares	$6.82	(c)	$—
Institutional Class Shares	$6.80	(c)	$20.76

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$7.10		$22.22
Class D Shares	$7.13		$21.74

Maximum Sales Charge — Class A Shares	5.75%		5.75%

Maximum Sales Charge — Class D Shares	4.50%		4.50%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(c)	Due to rounding, Net Assets divided by Shares Outstanding does not equal the NAV.

See notes to financial statements.

26	Annual Report 2005

Statements of Operations

October 31, 2005

	Gartmore Growth Fund	Gartmore Nationwide Fund
INVESTMENT INCOME:
Interest income	$32,300	$1,035,552
Dividend income	2,953,062	28,106,807
Income from securities lending	38,182	163,061

Total Income	3,023,544	29,305,420

Expenses:
Investment advisory fees	1,512,351	7,933,531
Fund administration and transfer agent fees	327,352	1,774,267
Distribution fees Class A	76,026	437,556
Distribution fees Class B	58,043	347,283
Distribution fees Class C	3,285	9,403
Distribution fees Class R	4	4
Administrative servicing fees Class A	34,208	191,101
Administrative servicing fees Class D	27,719	749,457
Custodian fees	277,173	197,949
Registration and filing fees	50,615	93,988
Printing	241,556	555,095
Trustee fees	10,547	60,347
Other	54,898	287,413

Total expenses before reimbursed expenses	2,673,777	12,637,394
Earnings credit (Note 5)	(10,407)	(5,982)

Total Expenses	2,663,370	12,631,412

Net Investment Income (Loss)	360,174	16,674,008

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	29,235,412	178,047,400
Net realized gains (losses) on futures transactions	—	80,854
Net realized gains (losses) on foreign currency transactions	—	(14,329)

Net realized gains (losses) on investment, futures and foreign currency transactions	29,235,412	178,113,925
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(3,761,798)	(20,765,695)

Net realized/unrealized gains (losses) on investments, futures, and foreign currencies	25,473,614	157,348,230

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$25,833,788	$174,022,238

See notes to financial statements.

2005 Annual Report	27

Statements of Changes in Net Assets

October 31, 2005

	Gartmore Growth Fund		Gartmore Nationwide Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$360,174	$(130,834)	$16,674,008	$10,065,234
Net realized gains (losses) on investment, futures, and foreign currency transactions	29,235,412	40,517,152	178,113,925	198,132,003
Net change in unrealized appreciation/depreciation on investments, futures, and translation of assets and liabilities denominated in foreign currencies	(3,761,798)	(28,125,753)	(20,765,695)	(111,442,519)

Change in net assets resulting from operations	25,833,788	12,260,565	174,022,238	96,754,718

Distributions to Class A Shareholders from:
Net investment income	(52,234)	—	(1,816,560)	(2,015,525)
Net realized gains on investments	—	—	(984,339)	—

Distributions to Class B Shareholders from:
Net investment income	—	—	(189,801)	—
Net realized gains on investments	—	—	(153,661)	—

Distributions to Class C Shareholders from:
Net investment income	—	—	(5,099)	(458)
Net realized gains on investments	—	—	(4,195)	—

Distributions to Class D Shareholders from:
Net investment income	(741,746)	(82,259)	(15,158,855)	(8,641,837)
Net realized gains on investments	—	—	(4,909,336)	—

Distributions to Class R Shareholders from:
Net investment income	(2)	—	(12)	(2)
Net realized gains on investments	—	—	(5)	—

Distributions to Institutional Service Class Shareholders from:
Net investment income	(4)	(28,144)	(8)	(161,778)
Net realized gains on investments	—	—	(4)	—

Distributions to Institutional Class Shareholders from:
Net investment income	(4)	—	(13,953)	(537	)(a)
Net realized gains on investments	—	—	(1,862)	—

Change in net assets from shareholder distributions	(793,990)	(110,403)	(23,237,690)	(10,820,137)

Change in net assets from capital transactions	(40,564,697)	(79,970,320)	(510,938,937)	(344,305,799)

Change in net assets	(15,524,899)	(67,820,158)	(360,154,389)	(258,371,218)

Net Assets:
Beginning of period	253,551,887	321,372,045	1,646,223,334	1,904,594,552

End of period	$238,026,988	$253,551,887	$1,286,068,945	$1,646,223,334

Accumulated net investment income (loss)	$—	$43	$—	$554,054

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004

See notes to financial statements.

28	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Growth Fund

		Investment Activities			Distributions						Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$14.99	(0.05)	(5.85)	(5.90)	—	(3.20)	(3.20)	$5.89	(47.33%	)	$5,268	1.33%		(0.60%	)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.89	(0.02)	(1.13)	(1.15)	—	—	—	$4.74	(19.52%	)	$4,828	1.17%		(0.34%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.74	(0.01)	1.19	1.18	—	—	—	$5.92	24.89%		$6,529	1.13%		(0.22%	)	(j	)	(j	)	281.63%
Year Ended October 31, 2004	$5.92	(0.02)	0.18	0.16	—	—	—	$6.08	2.70%		$30,641	1.19%		(0.36%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.08	(0.01)	0.63	0.62	(0.01)	—	(0.01)	$6.69	10.22%		$29,467	1.34%		(0.14%	)	(j	)	(j	)	281.51%

Class B Shares
Year Ended October 31, 2001	$14.71	(0.10)	(5.87)	(5.97)	—	(3.20)	(3.20)	$5.54	(49.10%	)	$4,288	2.12%		(1.36%	)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.54	(0.06)	(1.04)	(1.10)	—	—	—	$4.44	(19.86%	)	$3,299	1.90%		(1.08%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07	—	—	—	$5.51	24.10%		$3,980	1.84%		(0.93%	)	(j	)	(j	)	281.63%
Year Ended October 31, 2004	$5.51	(0.05)	0.15	0.10	—	—	—	$5.61	1.81%		$5,817	1.84%		(1.00%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$5.61	(0.05)	0.59	0.54	—	—	—	$6.15	9.63%		$5,325	1.98%		(0.78%	)	(j	)	(j	)	281.51%

Class C Shares
Period Ended October 31, 2001 (d)	$7.11	(0.03)	(1.53)	(1.56)	—	—	—	$5.55	(21.94%	)(h)	$58	2.27%	(i)	(1.41%	)(i)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.55	(0.06)	(1.05)	(1.11)	—	—	—	$4.44	(20.00%	)	$52	1.90%		(1.08%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.44	(0.04)	1.11	1.07	—	—	—	$5.51	24.10%		$101	1.84%		(0.95%	)	(j	)	(j	)	281.63%
Year Ended October 31, 2004	$5.51	(0.05)	0.16	0.11	—	—	—	$5.62	2.00%		$248	1.84%		(1.01%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$5.62	(0.04)	0.58	0.54	—	—	—	$6.16	9.61%		$550	2.03%		(0.96%	)	(j	)	(j	)	281.51%

Class D Shares
Year Ended October 31, 2001	$15.03	(0.03)	(5.86)	(5.89)	—	(3.20)	(3.20)	$5.94	(47.07%	)	$385,898	1.10%		(0.38%	)	(j	)	(j	)	210.72%
Year Ended October 31, 2002	$5.94	(0.01)	(1.14)	(1.15)	—	—	—	$4.79	(19.36%	)	$207,357	0.93%		(0.10%	)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.79	—	1.21	1.21	—	—	—	$6.00	25.26%		$235,758	0.86%		0.05%		(j	)	(j	)	281.63%
Year Ended October 31, 2004	$6.00	— (k)	0.17	0.17	— (k)	—	—	$6.17	2.87%		$216,843	0.85%		(0.01%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.17	0.01	0.65	0.66	(0.02)	—	(0.02)	$6.81	10.74%		$202,682	0.99%		0.21%		(j	)	(j	)	281.51%

Class R Shares
Period Ending October 31, 2003 (e)	$5.76	(0.01)	0.25	0.24	—	—	—	$6.00	4.17%	(h)	$1	1.42%	(i)	(0.76%	)(i)	1.52%	(i)	0.86%	(i)	281.63%
Year Ended October 31, 2004	$6.00	(0.03)	0.18	0.15	—	—	—	$6.15	2.50%		$1	1.29%		(0.46%	)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.15	(0.01)	0.64	0.63	(0.01)	—	(0.01)	$6.77	10.28%		$1	1.29%		(0.14%	)	(j	)	(j	)	281.51%

Institutional Service Class Shares
Period Ended October 31, 2002 (f)	$6.59	(0.01)	(1.79)	(1.80)	—	—	—	$4.79	(27.31%	)(h)	$59,307	0.88%	(i)	(0.11%	)(i)	(j	)	(j	)	241.95%
Year Ended October 31, 2003	$4.79	—	1.22	1.22	—	—	—	$6.01	25.47%		$75,002	0.84%		0.06%		(j	)	(j	)	281.63%
Year Ended October 31, 2004 (l)	$6.01	0.01	0.17	0.18	— (k)	—	—	$6.19	3.03%		$1	0.84%		0.22%		(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.19	—	0.65	0.65	(0.02)	—	(0.02)	$6.82	10.55%		$1	1.04%		0.11%		(j	)	(j	)	281.51%

Institutional Class Shares
Period Ended October 31, 2004 (g)	$6.34	—	(0.17)	(0.17)	—	—	—	$6.17	(2.68%	)(h)	$1	0.80%	(i)	(0.06%	)(i)	(j	)	(j	)	286.06%
Year Ended October 31, 2005	$6.17	—	0.65	0.65	(0.02)	—	(0.02)	$6.80	10.59%		$1	1.04%		0.11%		(j	)	(j	)	281.51%

(a) Excludes sales charge.	(g) For the period from June 29, 2004 (commencement of operations) through October 31, 2004
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratio would have been as indicated.

(h)Not annualized.

(i)  Annualized.

(j)  There were no fee reductions during the period.

(k) The amount is less than $0.005.

(l)  Net investment income (loss) is based on average shares outstanding during the period.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.
(f) For the period from January 2, 2002 (commencement of operations) through October 31, 2002.

See notes to financial statements.

2005 Annual Report	29

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Nationwide Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Year Ended October 31, 2001	$30.80	0.08	(5.66)	(5.58)	(0.10)	(8.37)	(8.47)	$16.75	(23.34%	)	$149,086	1.15%		0.32%		(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.75	0.07	(1.68)	(1.61)	(0.08)	—	(0.08)	$15.06	(9.64%	)	$362,435	1.14%		0.46%		(i	)	(i	)	25.51%
Year Ended October 31, 2003	$15.06	0.09	3.02	3.11	(0.09)	—	(0.09)	$18.08	20.74%		$571,918	1.13%		0.57%		(i	)	(i	)	120.02%
Year Ended October 31, 2004	$18.08	0.07	0.87	0.94	(0.06)	—	(0.06)	$18.96	5.22%		$447,884	1.10%		0.35%		(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.96	0.38	1.86	2.24	(0.18)	(0.08)	(0.26)	$20.94	11.88%		$119,615	1.14%		1.64%		(i	)	(i	)	145.66%

Class B Shares
Year Ended October 31, 2001	$30.48	(0.06)	(5.65)	(5.71)	—	(8.37)	(8.37)	$16.40	(24.19%	)	$36,241	1.85%		(0.30%	)	(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)	—	—	—	$14.72	(10.24%	)	$31,267	1.80%		(0.18%	)	(i	)	(i	)	25.51%
Year Ended October 31, 2003	$14.72	—	2.94	2.94	(0.01)	—	(0.01)	$17.65	19.99%		$35,564	1.79%		(0.06%	)	(i	)	(i	)	120.02%
Year Ended October 31, 2004	$17.65	(0.05)	0.86	0.81	—	—	—	$18.46	4.59%		$35,073	1.76%		(0.30%	)	(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.46	0.03	2.01	2.04	(0.10)	(0.08)	(0.18)	$20.32	11.09%		$29,960	1.79%		0.25%		(i	)	(i	)	145.66%

Class C Shares
Period Ended October 31, 2001 (d)	$19.12	(0.03)	(2.68)	(2.71)	(0.01)	—	(0.01)	$16.40	(14.16%	)(g)	$175	1.89%	(h)	(0.45%	)(h)	(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.40	(0.03)	(1.65)	(1.68)	—	—	—	$14.72	(10.24%	)	$212	1.80%		(0.20%	)	(i	)	(i	)	25.51%
Year Ended October 31, 2003	$14.72	(0.01)	2.95	2.94	(0.01)	—	(0.01)	$17.65	20.00%		$714	1.79%		(0.16%	)	(i	)	(i	)	120.02%
Year Ended October 31, 2004	$17.65	(0.06)	0.87	0.81	(0.01)	—	(0.01)	$18.45	4.58%		$989	1.76%		(0.32%	)	(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.45	0.04	1.99	2.03	(0.10)	(0.08)	(0.18)	$20.30	11.04%		$965	1.79%		0.27%		(i	)	(i	)	145.66%

Class D Shares
Year Ended October 31, 2001	$30.67	0.13	(5.65)	(5.52)	(0.14)	(8.37)	(8.51)	$16.64	(23.22%	)	$1,458,371	0.89%		0.64%		(i	)	(i	)	71.36%
Year Ended October 31, 2002	$16.64	0.13	(1.69)	(1.56)	(0.12)	—	(0.12)	$14.96	(9.43%	)	$1,125,402	0.86%		0.77%		(i	)	(i	)	25.51%
Year Ended October 31, 2003	$14.96	0.13	3.00	3.13	(0.13)	—	(0.13)	$17.96	21.07%		$1,240,520	0.85%		0.89%		(i	)	(i	)	120.02%
Year Ended October 31, 2004	$17.96	0.12	0.88	1.00	(0.13)	—	(0.13)	$18.83	5.59%		$1,161,934	0.82%		0.64%		(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.83	0.23	2.04	2.27	(0.26)	(0.08)	(0.34)	$20.76	12.11%		$1,132,192	0.85%		1.17%		(i	)	(i	)	145.66%

Class R Shares
Period Ended October 31, 2003 (e)	$17.32	—	0.63	0.63	—	—	—	$17.95	3.64%	(g)	$1	1.52%	(h)	0.07%	(h)	1.62%	(h)	(0.03%	)(h)	120.02%
Year Ended October 31, 2004	$17.95	0.03	0.88	0.91	(0.03)	—	(0.03)	$18.83	5.08%		$1	1.27%		0.16%		(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.83	0.19	2.05	2.24	(0.21)	(0.08)	(0.29)	$20.78	11.95%		$1	0.96%		0.95%		(i	)	(i	)	145.66%

Institutional Class Shares
Period Ended October 31, 2004 (f)	$19.00	0.03	(0.17)	(0.14)	(0.03)	—	(0.03)	$18.83	(0.74%	)(g)	$341	0.78%	(h)	0.54%	(h)	(i	)	(i	)	144.61%
Year Ended October 31, 2005	$18.83	0.24	2.04	2.28	(0.27)	(0.08)	(0.35)	$20.76	12.19%		$3,335	0.81%		0.81%		(i	)	(i	)	145.66%

(a) Excludes sales charge.	(f) For the period from June 29, 2004 (commencement of operations) through October 31, 2004 (g) Not annualized. (h)Annualized. (i) There were no fee reductions during the period.
(b) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d) For the period from March 1, 2001 (commencement of operations) through October 31, 2001.
(e) For the period from October 1, 2003 (commencement of operations) through October 31, 2003.

See notes to financial statements.

30	Annual Report 2005

Gartmore Money Market Fund

For the annual period ended Oct. 31, 2005, the Gartmore Money Market Fund (Prime Shares) returned 2.36% versus 2.32% for its benchmark, the iMoneyNet First Tier Retail Index. For broader comparison, the average return for the Fund’s Lipper peer category of Money Market Funds was 2.30%.

The Federal Open Market Committee’s (FOMC) assessment of growth/prices was balanced during the reporting period. The target federal funds rate was increased, in 25-basis-point increments, eight times during the fiscal year. The rate rose 200 basis points from 1.75% on Sept. 21, 2004, to 3.75% on Sept. 20, 2005. Because the weighted average maturity of the Fund fluctuated between 30 and 50 days, on average, the Fund benefited because maturing assets were consistently re-invested at higher yields.

On Oct. 31, 2005, the Fund held 76.38% of its assets in fixed-rate securities and 23.62% in variable-rate securities. Asset-backed securities represented 50.95% of the fixed-rate obligations. Spreads on asset-backed securities were one to three basis points above those of their corporate counterparts. The supply of asset-backed obligations grew during the reporting period, and investor utilization of existing conduits and liquidity notes was strong.

Because the federal funds target rate was anticipated to be increased by 25 basis points at each FOMC meeting, it was prudent to invest assets in vehicles that would mature at about the same time as the FOMC meeting dates and to utilize floating-rate obligations that reset to current market levels monthly.

Because the leadership of the FOMC changes in January 2006, the Fund will monitor closely financial market sentiment. Alan Greenspan will retire and Ben Bernanke will replace him. Financial markets expect that, for the near term, Ben Bernanke will continue Greenspan’s policies.

The Fund’s weighted average maturity (WAM) was 38 days as of Oct. 31, 2005, and for the near term, the strategy will be to keep the WAM between 30 and 50 days. When extension opportunities prevail, the Fund will attempt to capitalize on them by extending the WAM. The Fund also will endeavor to maximize the opportunity to invest in eligible asset-backed commercial paper, investment vehicles which can typically provide one to three basis points of yield above that of their corporate counterparts, and liquidity notes, which can provide up to five basis points of additional return. The issues approved for purchase by the Fund are highly liquid.

Portfolio Manager:

Patricia A. Mynster

2005 Annual Report	31

Fund Performance	Gartmore Money Market Fund

Average Annual Total Return

(For periods ended October 31, 2005)

	1 Yr.	5 Yr.	10 Yr.
Institutional Class Shares[1]	2.41%	1.88%	3.49%
Prime Shares	2.36%	1.83%	3.46%
Service Class Shares[1]	2.21%	1.71%	3.38%

There is no sales charge on the shares of the Money Market Fund. Past performance is no guarantee of future results.

[1]	These returns through May 11, 1998 include the performance of the Fund’s predecessor fund, and, for periods from May 11, 1998 to the creation of the class, include the performance of the Fund’s Prime shares. These returns were achieved prior to the creation of Service Class shares (1/4/99), and Institutional Class shares (12/13/01). Excluding the effects of any fee waivers or reimbursements, such prior performance is similar to what Service Class and Institutional Class shares would have produced during those periods because all classes of the Fund’s shares invest in the same portfolio of securities. The performance does not reflect the differing levels of other fees (primarily Rule 12b-1 and/or administrative services fees) applicable to such classes. If these other fees were reflected, the performance for the Service Class shares would have been lower.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in Prime Shares of the Gartmore Money Market Fund, the iMoneyNet-First Tier Retail(a), and the Consumer Price Index (CPI)(b) over a 10-year period ended October 31, 2005. Unlike the Fund, the returns for these unmanaged indexes does not reflect any fees or expenses. Investors cannot invest directly in market indexes.

(a)	The IMoneyNet-First Tier Retail is an average of non-government retail money market mutual funds that do not invest in any second tier securities. Portfolio holdings of first tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic bank obligations, foreign bank obligations, first tier commercial paper, floating rate notes, and asset-backed commercial paper.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

32	Annual Report 2005

Shareholder Expense Example	Gartmore Money Market Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Money Market Fund			Beginning Account Value, 5/1/05	Ending Account Value, 10/31/05	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Class	Actual		$1,000.00	$1,014.70	$2.79	0.55%
	Hypothetical	[1]	$1,000.00	$1,022.23	$2.81	0.55%
Prime	Actual		$1,000.00	$1,014.40	$3.10	0.61%
	Hypothetical	[1]	$1,000.00	$1,021.92	$3.11	0.61%
Service Class	Actual		$1,000.00	$1,013.70	$3.76	0.74%
	Hypothetical	[1]	$1,000.00	$1,021.27	$3.78	0.74%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
[1]	Represents the hypothetical 5% return before expenses.

2005 Annual Report	33

Portfolio Summary	Gartmore Money Market Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Commercial Paper	67.9%
Floating Rate Notes	22.0%
U.S. Government Sponsored & Agency Obligations	6.7%
Taxable Municipal Notes	3.8%
Certificates of Deposit	0.5%
Money Market	0.0%
Liabilities in excess of other assets	-0.9%

100.0%

Top Industries
Asset Backed Securities – Yankee	13.4%
Asset Backed Trade & Term Receivables	11.6%
Personal Credit Institutions	9.2%
Banks – Foreign	8.5%
Asset Backed Securities – Domestic	6.9%
Asset Backed Home Loans	6.6%
Banks – Mortgage	6.2%
Security Broker & Dealers	5.9%
Asset Backed CDO	4.0%
Finance Lessors	3.4%
Other Industries	24.3%

100.0%

Top Holdings
Old Line Funding Corp., 3.84%, 11/18/05	2.5%
Federal National Mortgage Association, 4.00%, 08/08/06	2.1%
Thornburg Mortgage Capital, 4.06%, 11/23/05	2.1%
K2 (USA) LLC, 4.03%, 01/27/06	2.1%
Iowa Student Loan Liq. Co., 3.97%, 11/29/05	1.9%
Countrywide Home Loans, 4.08%, 11/01/05	1.6%
Federal Home Loan Mortgage Corp., 4.13%, 12/27/05	1.6%
Newcastle CDO, Ltd., 4.04%, 04/04/06	1.6%
Societe Generale North American, 3.78%, 11/02/05	1.6%
Greyhawk Funding LLC, 3.81%, 11/03/05	1.6%
Other Holdings	81.3%

100.0%

34	Annual Report 2005

Statement of Investments

October 31, 2005

Gartmore Money Market Fund

Commercial Paper (67.9%)

	Principal Amount	Value

AGRICULTURAL SERVICES (0.4%)
Cargill, Inc. (b) (0.4%)
3.90%, 12/02/05	$7,444,000	$7,419,129

ASSET BACKED – REPURCHASE AGREEMENT (2.6%)
Liquid Funding (2.6%)
3.60%, 12/06/05	11,500,000	11,460,309
3.90%, 12/01/05	3,000,000	2,990,300
3.95%, 07/06/06	20,000,000	19,998,529
4.05%, 11/01/05	14,084,000	14,084,000

		48,533,138

ASSET BACKED CDO – TRUST PREFERRED (2.4%)
Lockhart Funding LLC (2.4%)
3.86%, 11/04/05	22,358,000	22,350,807
3.88%, 11/07/05	5,000,000	4,996,775
3.94%, 11/14/05	7,000,000	6,990,066
4.21%, 01/04/06	10,975,000	10,957,211

		45,294,859

ASSET BACKED HOME LOANS (6.6%)
Georgetown Funding Co. (3.4%)
3.90%, 11/17/05	4,000,000	3,993,084
3.99%, 11/21/05	30,000,000	29,933,668
4.07%, 12/06/05	30,000,000	29,881,583

		63,808,335

Thornburg Mortgage Capital (3.2%)
3.92%, 11/08/05	20,000,000	19,984,794
4.06%, 11/23/05	40,000,000	39,901,000

		59,885,794

		123,694,129

ASSET BACKED SECURITIES – DOMESTIC (4.9%)
CC USA, Inc. (3.4%)
3.80%, 11/28/05	25,000,000	24,929,313
3.97%, 11/22/05	23,400,000	23,345,946
4.11%, 01/17/06	15,000,000	14,869,421

		63,144,680

Harrier Financial Funding US LLC (1.5%)
3.84%, 11/08/05	13,000,000	12,990,319
4.16%, 01/20/05	15,000,000	14,862,666

		27,852,985

		90,997,665

	Principal Amount	Value

ASSET BACKED SECURITIES – YANKEE (8.5%)
Giro Funding Corp. (0.8%)
3.74%, 11/15/05	$10,000,000	$9,985,572
3.83%, 11/01/05	4,077,000	4,077,000

		14,062,572

Greyhawk Funding LLC (2.5%)
3.81%, 11/03/05	30,000,000	29,993,666
3.86%, 11/08/05	4,141,000	4,137,900
3.97%, 11/09/05	1,100,000	1,099,030
3.97%, 11/21/05	8,000,000	7,982,400
4.09%, 01/17/06	5,000,000	4,956,688

		48,169,684

K2 (USA) LLC (2.2%)
3.84%, 11/23/05	1,050,000	1,047,549
4.03%, 01/27/06	40,000,000	39,615,267

		40,662,816

Premier Asset Collateralized Entity LLC (1.2%)
3.78%, 11/21/05	1,397,000	1,394,090
3.83%, 11/04/05	21,126,000	21,119,274

		22,513,364

Sigma Finance, Inc. (0.6%)
3.45%, 11/16/05	12,000,000	11,983,000

Stanfield Victoria Funding LLC (1.2%)
3.60%, 12/12/05	14,000,000	13,943,397
3.61%, 12/16/05	8,000,000	7,964,300

		21,907,697

		159,299,133

ASSET BACKED TRADE & TERM RECEIVABLES (11.6%)
Falcon Asset Securitization Corp. (3.1%)
2.50%, 11/09/05	30,000,000	29,974,334
3.88%, 11/10/05	8,000,000	7,992,260
3.94%, 11/18/05	7,000,000	6,987,009
3.98%, 11/28/05	12,357,000	12,320,207

		57,273,810

Golden Funding Corp. (1.1%)
3.85%, 11/09/05	20,000,000	19,982,933

2005 Annual Report	35

Statement of Investments (Continued)

October 31, 2005

Gartmore Money Market Fund (Continued)

Commercial Paper (continued)

	Principal Amount	Value

ASSET BACKED TRADE & TERM RECEIVABLES (continued)
Kitty Hawk Funding Corp. (3.0%)
3.75%, 11/10/05	$29,152,000	$29,123,867
3.91%, 11/15/05	18,186,000	18,158,418
3.98%, 11/23/05	11,000,000	10,973,313

		58,255,598

Old Line Funding Corp. (2.5%)
3.84%, 11/18/05	47,312,000	47,226,329

Preferred Receivables Funding (1.1%)
2.47%, 11/16/05	3,964,000	3,957,476
3.87%, 11/10/05	5,244,000	5,238,940
3.96%, 11/16/05	10,871,000	10,839,446

		20,035,862

Variable Funding Capital Corp. (0.8%)
3.94%, 11/09/05	15,000,000	14,986,867

		217,761,399

BANKS – DOMESTIC (0.3%)
National City Credit Corp. (0.3%)
3.84%, 11/02/05	5,100,000	5,099,456

BANKS – FOREIGN (7.0%)
ANZ National (Int’l) Ltd. (1.4%)
3.85%, 11/08/05	1,100,000	1,099,179
3.98%, 12/12/05	1,000,000	995,490
4.09%, 01/17/06	25,000,000	24,783,437

		26,878,106

Dresdner US Finance, Inc. (1.6%)
3.91%, 11/17/05	30,000,000	29,947,933

Societe Generale North American (1.6%)
3.78%, 11/02/05	30,000,000	29,996,846

UBS Finance LLC (2.3%)
3.82%, 11/21/05	1,200,000	1,197,460
3.84%, 11/17/05	2,800,000	2,795,259
3.86%, 11/14/05	20,000,000	19,972,158
3.87%, 11/18/05	17,134,000	17,102,688
4.00%, 11/28/05	1,000,000	997,098

		42,064,663

	Principal Amount	Value

BANKS – FOREIGN (continued)
Westpac Capital Corp. (0.1%)
3.54%, 11/07/05	$1,025,000	$1,024,402

		129,911,950

BANKS – MORTGAGE BANKERS (4.5%)
Countrywide Home Loans (3.4%)
3.84%, 11/03/05	14,397,000	14,393,926
3.95%, 12/02/05	20,000,000	19,931,369
4.08%, 11/01/05	30,000,000	30,000,000

		64,325,295

Northern Rock PLC (1.1%)
3.88%, 11/14/05	20,000,000	19,972,050

		84,297,345

FINANCE LESSORS (3.4%)
PB Finance (3.4%)
3.87%, 11/08/05	2,983,000	2,980,761
3.90%, 11/16/05	15,000,000	14,975,563
3.94%, 11/17/05	25,000,000	24,956,333
4.01%, 11/21/05	10,000,000	9,977,778
4.07%, 11/28/05	11,550,000	11,514,830

		64,405,265

FINANCIAL SERVICES (1.5%)
ING US Funding (1.4%)
3.90%, 11/14/05	6,533,000	6,523,823
4.10%, 12/30/05	20,000,000	19,866,267

		26,390,090

Rabobank USA Finance Corp. (0.1%)
4.11%, 12/30/05	1,000,000	993,297

		27,383,387

PERSONAL CREDIT INSTITUTIONS (4.7%)
American Honda Finance Corp. (1.6%)
3.95%, 12/05/05	30,000,000	29,888,367

KLIO II Funding Corp – RMBS (3.1%)
4.01%, 11/22/05	28,000,000	27,934,667
4.05%, 11/30/05	30,000,000	29,902,527

		57,837,194

		87,725,561

36	Annual Report 2005

Commercial Paper (continued)

	Principal Amount	Value

SECURITY BROKERS & DEALERS (4.0%)
Bear Stearns Cos., Inc. (2.7%)
3.82%, 11/07/05	$30,000,000	$29,980,949
3.87%, 11/15/05	20,000,000	19,969,978

		49,950,927

Morgan Stanley Dean Witter & Co. (1.3%)
3.85%, 11/10/05	25,000,000	24,975,938

		74,926,865

SOFTWARE (0.3%)
Oracle, Corp. (0.3%)
4.01%, 11/29/05	5,600,000	5,582,578

SUBDIVIDERS & DEVELOPERS (2.5%)
Yorkshire Building Society (2.5%)
3.73%, 11/10/05	6,923,000	6,916,572
3.84%, 11/07/05	22,791,000	22,776,452
3.87%, 11/28/05	1,800,000	1,794,809
4.08%, 01/05/06	14,500,000	14,393,969

		45,881,802

SURGICAL AND MEDICAL INSTRUMENTS (2.7%)
Boston Scientific Corp. (2.7%)
4.02%, 12/13/05	20,000,000	19,906,667
	30,000,000	29,885,533

		49,792,200

Total Commercial Paper		1,268,005,861

Floating Rate Notes (22.0%)
ASSET BACKED – REPURCHASE AGREEMENT (0.8%)
Liquid Funding (0.8%)
3.95%, 07/13/06	15,000,000	14,999,009

ASSET BACKED CDO (4.0%)
Commodore CDO I LTD (0.8%)
3.91%, 07/13/06	15,000,000	15,000,000

Newcastle CDO, Ltd. (2.1%)
4.04%, 04/04/06	30,000,000	30,000,000
4.06%, 09/25/06	10,000,000	10,000,000

		40,000,000

Floating Rate Notes (continued)

	Principal Amount	Value

ASSET BACKED CDO (continued)
NorthLake CDO Class I-MM (1.1%)
3.86%, 03/06/06	$20,000,000	$20,000,000

		75,000,000

ASSET BACKED SECURITIES – DOMESTIC (2.0%)
Harrier Financial Funding US LLC (2.0%)
3.94%, 02/15/06 (b)	12,000,000	11,999,652
3.93%, 03/15/06	10,000,000	9,999,198
3.93%, 09/15/06 (b)	15,000,000	14,996,916

		36,995,766

ASSET BACKED SECURITIES – YANKEE (4.9%)
Premier Asset Collateralized Entity LLC (1.1%)
3.93%, 09/15/06 (b)	20,000,000	19,996,515

Sigma Finance Inc. (1.8%)
3.93%, 09/12/06 (b)	15,000,000	14,998,589
3.99%, 11/29/05 (b)	19,000,000	18,999,398

		33,997,987

Stanfield Victoria Funding LLC (2.0%)
3.99%, 05/24/06 (b)	10,000,000	9,999,156
3.85%, 06/06/06 (b)	10,000,000	9,998,501
3.93%, 08/09/06	17,000,000	16,998,020

		36,995,677

		90,990,179

BANKS – DOMESTIC (1.2%)
Bank Of America Corp. (0.5%)
3.80%, 12/14/05	10,000,000	10,000,000

Wells Fargo & Co. (0.7%)
3.91%, 11/02/05	13,000,000	13,000,000

		23,000,000

BANKS – FOREIGN (1.0%)
HBOS Treasury Services PLC (1.0%)
3.87%, 09/22/06	18,000,000	18,000,000

BANKS – MORTGAGE (1.7%)
Northern Rock PLC (1.7%)
3.85%, 07/07/06 (b)	12,500,000	12,500,000
3.87%, 02/03/06 (b)	20,000,000	20,000,000

		32,500,000

2005 Annual Report	37

Statement of Investments (Continued)

October 31, 2005

Gartmore Money Market Fund (Continued)

Floating Rate Notes (continued)

	Principal Amount	Value

PERSONAL CREDIT INSTITUTIONS (4.5%)
Allstate Life Global Funding (1.5%)
3.08%, 06/27/06	$12,500,000	$12,500,000
3.96%, 11/08/06 (b)	15,000,000	15,000,000

		27,500,000

American Honda Finance Corp. (0.5%)
3.86%, 12/06/05 (b)	10,000,000	10,000,000

General Electric Capital Corp. (1.4%)
3.89%, 09/15/06	7,000,000	7,000,000
4.04%, 11/09/06	19,000,000	19,000,000

		26,000,000

HSBC Americas, Inc. (1.1%)
4.02%, 11/24/06	20,000,000	20,000,000

		83,500,000

SECURITY BROKERS & DEALERS (1.9%)
Bear Stearns Cos., Inc. (0.1%)
4.20%, 09/15/06	2,500,000	2,504,108

Goldman Sachs Group, Inc. (0.7%)
4.10%, 05/22/06	13,000,000	13,000,000

Morgan Stanley Dean Witter & Co. (1.1%)
3.67%, 11/03/06	20,000,000	20,000,000

		35,504,108

Total Floating Rate Notes		410,489,062

U.S. Government Sponsored & Agency Obligations (6.7%)
FEDERAL HOME LOAN BANK (1.3%)
3.75%, 02/06/06	15,000,000	15,000,000
4.13%, 09/28/06	10,000,000	9,990,025

		24,990,025

FEDERAL HOME LOAN MORTGAGE CORP. (3.3%)
4.13%, 12/27/05	30,000,000	30,000,000
4.50%, 01/13/06	15,000,000	15,000,000
4.50%, 11/09/06	15,150,000	15,142,425

		60,142,425

U.S. Government Sponsored & Agency Obligations (continued)

	Shares or Principal Amount	Value

FEDERAL NATIONAL MORTGAGE ASSOCIATION (2.1%)
4.00%, 08/08/06	$40,000,000	$40,000,000

Total U.S. Government Sponsored & Agency Obligations		125,132,450

Taxable Municipal Notes (3.8%)
EDUCATIONAL SERVICES (1.9%)
Iowa Student Loan Liq. Co. (1.9%)
3.97%, 11/29/05	35,038,000	34,929,536

ELECTRIC UTILITY (0.8%)
South Carolina Public Service Authority (0.8%)
4.06%, 11/30/05	15,600,000	15,549,105

FINANCE, TAXATION, & MONETARY POLICY (1.1%)
Sunshine State Governmental Financing Commission (1.1%)
3.97%, 12/01/05	20,380,000	20,312,916

Total Taxable Municipal Notes		70,791,557

Certificates of Deposit (0.5%)
BANKS – FOREIGN (0.5%)
Societe Generale North American (0.5%)
3.56%, 12/16/05	10,000,000	10,000,123

Total Certificates of Deposit		10,000,123

Money Market (0.0%)
Investment Companies (0.0%)
AIM Liquid Assets Portfolio — Institutional Class	222,360	222,360

Total Money Market		222,360

38	Annual Report 2005

Value

Total Investments (Cost $1,884,641,413) (a) — 100.9%	$1,884,641,413

Liabilities in excess of other assets — (0.9)%	(17,453,297)

NET ASSETS — 100.0%	$1,867,188,116

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.

(b)	Rule 144A, Section 4(2) or other security, which is restricted as to resale to institutional investors. The security has been deemed liquid pursuant to procedures approved by the Board of Trustees.

CDO	Collaterialized Debt Obligation

See notes to financial statements.

2005 Annual Report	39

Statements of Assets and Liabilities

October 31, 2005

Gartmore Money Market Fund
Assets:
Investments, at cost and value	$1,884,641,413
Cash	833
Interest and dividends receivable	1,866,604
Receivable for capital shares issued	658,351
Prepaid expenses and other assets	268,741

Total Assets	1,887,435,942

Liabilities:
Payable to adviser	318
Distributions payable	47,518
Payable for investments purchased	15,142,425
Payable for capital shares redeemed	4,033,806
Accrued expenses and other payables
Investment advisory fees	570,121
Fund administration and transfer agent fees	174,690
Distribution fees	555
Administrative servicing fees	39,660
Trustee fees	3,560
Other	235,173

Total Liabilities	20,247,826

Net Assets	$1,867,188,116

Represented by:
Capital	$1,867,200,224
Accumulated net investment income (loss)	2
Accumulated net realized gains (losses) on investment transactions	(12,110)

Net Assets	$1,867,188,116

Net Assets:
Institutional Class Shares	$1,525,486,972
Service Class Shares	6,709,751
Prime Shares	334,991,393

Total	$1,867,188,116

Shares outstanding (unlimited number of shares authorized):
Institutional Class Shares	1,525,546,564
Service Class Shares	6,708,716
Prime Shares	335,213,177

Total	1,867,468,457

Net asset value and redemption price per share:
Institutional Class Shares	$1.00
Service Class Shares	$1.00
Prime Shares	$1.00

See notes to financial statements.

40	Annual Report 2005

Statement of Operations

For the Year Ended October 31, 2005

Gartmore Money Market Fund
INVESTMENT INCOME:
Interest income	$46,525,258
Dividend income	17,910

Total Income	46,543,168

Expenses:
Investment advisory fees	6,218,898
Fund administration and transfer agent fees	1,780,215
Distribution fees Service Class	5,474
Administrative servicing fees Service Class	7,262
Administrative servicing fees Prime Shares	184,650
Trustee fees	64,802
Other	608,359

Total expenses before reimbursed expenses	8,869,660
Earnings credit (Note 5)	(9,143)
Expenses reimbursed	(1,938)

Total Expenses	8,858,579

Net Investment Income	37,684,589

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) on investment transactions	(1,927)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$37,682,662

See notes to financial statements.

2005 Annual Report	41

Statements of Changes in Net Assets

	Gartmore Money Market Fund
	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$37,684,589	$11,655,528
Net realized gains (losses) on investment transactions	(1,927)	(951)

Change in net assets from operations	37,682,662	11,654,577

Distributions to Institutional Class Shareholders from:
Net investment income	(29,469,125)	(8,807,543)

Distributions to Service Class Shareholders from:
Net investment income	(125,918)	(32,428)

Distributions to Prime Class Shareholders from:
Net investment income	(8,089,546)	(2,815,557)

Change in net assets from shareholder distributions	(37,684,589)	(11,655,528)

Change in net assets from capital transactions	246,856,378	(73,315,619)

Change in net assets	246,854,451	(73,316,570)

Net Assets:
Beginning of period	1,620,333,665	1,693,650,235

End of period	$1,867,188,116	$1,620,333,665

Accumulated net investment income (loss)	$2	$2

See notes to financial statements.

42	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

Gartmore Money Market Fund

		Investment Activities		Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)		Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (a)

Institutional Class Shares
Period Ended October 31, 2002 (b)	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.12%	(c)	$8,606	0.59%	(d)	1.25%	(d)	(e	)	(e	)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.77%		$1,214,406	0.56%		0.73%		(e	)	(e	)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.73%		$1,219,343	0.54%		0.73%		(e	)	(e	)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.41%		$1,525,487	0.55%		2.40%		(e	)	(e	)

Service Class Shares
Year Ended October 31, 2001	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.15%		$440,874	0.75%		3.85%		0.91%		3.69%
Year Ended October 31, 2002	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.11%		$627,365	0.80%		1.09%		0.96%		0.93%
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.59%		$8,473	0.75%		0.89%		0.92%		0.72%
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.52%		$5,952	0.75%		0.51%		0.78%		0.48%
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.21%		$6,710	0.75%		2.30%		0.88%		2.16%

Prime Shares
Year Ended October 31, 2001	$1.00	0.04	0.04	(0.04)	(0.04)	$1.00	4.22%		$1,385,774	0.68%		4.10%		(e	)	(e	)
Year Ended October 31, 2002	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	1.23%		$1,177,541	0.70%		1.22%		(e	)	(e	)
Year Ended October 31, 2003	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.69%		$470,771	0.64%		0.73%		(e	)	(e	)
Year Ended October 31, 2004	$1.00	0.01	0.01	(0.01)	(0.01)	$1.00	0.67%		$395,038	0.60%		0.66%		(e	)	(e	)
Year Ended October 31, 2005	$1.00	0.02	0.02	(0.02)	(0.02)	$1.00	2.36%		$334,991	0.60%		2.31%		(e	)	(e	)

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(b)	For the period from December 13, 2001 (commencement of operations) through October 31, 2002.
(c)	Not annualized.
(d)	Annualized.
(e)	There were no fee reductions in this period.

See notes to financial statements.

2005 Annual Report	43

Notes to Financial Statements

October 31, 2005

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust, originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended and redomesticated as a Delaware Statutory Trust on February 28, 2005, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of October 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- Gartmore Growth Fund (“Growth”)

- Gartmore Nationwide Fund (“Nationwide”)

- Gartmore Money Market Fund (“Money Market”)

Under the Trust’s organizational documents, the Trust’s officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with the Trust’s vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience, however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded.

Debt and other fixed income securities (other than short-term obligations) on which the Growth and Nationwide Funds invest are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Trust’s Board of Trustees. Short-term debt securities such as commercial paper and U.S. Treasury Bills, having a remaining maturity of 60 days or less at the time of purchase are considered to be “short-term” and are valued at amortized cost which approximates market value.

Investments of the Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

44	Annual Report 2005

The Nationwide Fund holds foreign equity securities and values the foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Nationwide Fund, the Nationwide Fund will fair value its foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Nationwide Fund’s foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of CS First Boston and Nomura Securities which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages.

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

2005 Annual Report	45

Notes to Financial Statements (Continued)

October 31, 2005

Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

(e)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (i.e., the “trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f)	Securities Lending

To generate additional income, each of the Funds with the exception of the Money Market Fund, may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Funds at October 31, 2005, was pooled and invested in the following:

Security Type	Issuer	Value	Maturity Rate	Maturity Date
Bank Note — Floating Rate	U.S. BANK N.A.	$7,995,412	3.85%	11/02/05
Funding Agreement — GIC	GE LIFE AND ANNUITY	4,400,000	4.05%	11/14/05
Master Note — Floating	BANK OF AMERICA CORP (MN)	1,500,000	4.14%	11/01/05
Master Note — Floating	CDC FINANCIAL PROD INC	30,000,000	4.16%	11/01/05
Master Note — Floating	CITIGROUP GLOBAL MARKETS INC	10,000,000	4.13%	11/01/05
Master Note — Floating	MERRILL LYNCH MORTGAGE CAPITAL	20,000,000	4.16%	11/01/05
Medium Term Note — Floating	GENERAL ELECTRIC CAPITAL CORP.	3,000,426	3.79%	12/08/05
Medium Term Note — Floating	ISLANDSBANKI HF CORP	2,500,000	4.08%	11/22/05
Repurchase Agreement	NOMURA SECURITIES	20,754,860	4.05%	11/01/05

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2005, the following Funds had securities with the following market value on loan:

Fund	Value of Loaned Securities	Value of Collateral
Growth	$19,038,718	$19,033,119
Nationwide	80,854,635	81,117,579

46	Annual Report 2005

(g)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Growth and Nationwide Funds and is declared daily and paid monthly for the Money Market Fund. For all Funds, distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”“) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(h)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(i)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as rule 12b-1 and administrative services fees) are charged to that class.

2005 Annual Report	47

Notes to Financial Statements (Continued)

October 31, 2005

(j)	Capital Share Transactions

	Growth		Nationwide
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued (a)	$7,735,517	$7,859,219	$25,695,566	$214,013,083
Proceeds from shares issued in connection with merger	—	25,745,232	—	—
Dividends reinvested	51,958	—	1,886,839	1,728,517
Cost of shares redeemed	(11,941,022)	(9,914,834)	(387,432,451)	(359,515,876)

	(4,153,547)	23,689,617	(359,850,046)	(143,774,276)

Class B Shares
Proceeds from shares issued (a)	438,258	584,632	1,971,460	2,694,414
Proceeds from shares issued in connection with merger	—	2,002,751	—	—
Dividends reinvested	—	—	340,027	—
Cost of shares redeemed	(1,474,562)	(835,589)	(10,865,494)	(4,792,571)

	(1,036,304)	1,751,794	(8,554,007)	(2,098,157)

Class C Shares
Proceeds from shares issued (a)	446,463	127,521	204,882	432,663
Proceeds from shares issued in connection with merger	—	54,708	—	—
Dividends reinvested	—	—	4,842	210
Cost of shares redeemed	(166,627)	(34,209)	(331,720)	(193,194)

	279,836	148,020	(121,996)	239,679

Class D Shares
Proceeds from shares issued (a)	6,887,357	8,752,070	43,291,189	49,440,425
Dividends reinvested	721,641	79,967	18,992,305	8,190,661
Cost of shares redeemed	(43,263,689)	(34,708,301)	(207,623,010)	(195,870,077)

	(35,654,691)	(25,876,264)	(145,339,516)	(138,238,991)

Class R Shares
Proceeds from shares issued (a)	175	—	175	—
Dividends reinvested	2	—	17	2
Cost of shares redeemed	(176)	—	(176)	—

	1	—	16	2

Institutional Service Class Shares
Proceeds from shares issued (a)	—	3,159,908	—	1,760,405
Dividends reinvested	4	28,144	12	161,778
Cost of shares redeemed	—	(82,872,540)	(1,052)	(62,700,633)

	4	(79,684,488)	(1,040)	(60,778,450)

(a)	Includes redemption fees, if any.

48	Annual Report 2005

	Growth		Nationwide
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Institutional Class Shares
Proceeds from shares issued (a)	$—	$1,000 (b)	$3,055,202	$365,541	(b)
Dividends reinvested	4	—	15,815	537	(b)
Cost of shares redeemed	—	—	(143,365)	(21,684	)(b)

	4	1,000	2,927,652	344,394

Change in net assets from capital transactions	$(40,564,697)	$(79,970,320)	$(510,938,937)	$(344,305,799)

SHARE TRANSACTIONS:
Class A Shares
Issued	1,177,335	1,291,849	1,268,312	11,308,654
Issued in connection with merger	—	4,274,297	—	—
Reinvested	7,944	—	92,206	92,155
Redeemed	(1,820,994)	(1,627,493)	(19,265,093)	(19,420,042)

	(635,715)	3,938,653	(17,904,575)	(8,019,233)

Class B Shares
Issued	72,386	103,358	99,512	146,163
Issued in connection with merger	—	358,069	—	—
Reinvested	—	—	17,096	—
Redeemed	(242,627)	(147,973)	(542,265)	(260,865)

	(170,241)	313,454	(425,657)	(114,702)

Class C Shares
Issued	72,512	22,287	10,248	23,828
Issued in connection with merger	—	9,772	—	—
Reinvested	—	—	244	12
Redeemed	(27,310)	(6,263)	(16,582)	(10,633)

	45,202	25,796	(6,090)	13,207

Class D Shares
Issued	1,036,633	1,414,110	2,138,657	2,630,865
Reinvested	108,977	13,284	934,057	439,561
Redeemed	(6,492,159)	(5,603,737)	(10,243,564)	(10,423,824)

	(5,346,549)	(4,176,343)	(7,170,850)	(7,353,398)

(a)	Includes redemption fees, if any.
(b)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	49

Notes to Financial Statements (Continued)

October 31, 2005

	Growth		Nationwide
	Year Ended October 31, 2005	Year Ended October 31, 2004	Year Ended October 31, 2005	Year Ended October 31, 2004
Class R Shares
Issued	26	—	9	—
Reinvested	— (b)	—	1	—
Redeemed	(26)	—	(9)	—

	—	—	1	—

Institutional Service Class Shares
Issued	—	508,713	—	93,373
Reinvested	1	4,667	1	8,764
Redeemed	—	(12,993,820)	(52)	(3,213,563)

	1	(12,480,440)	(51)	(3,111,426)

Institutional Class Shares
Issued	—	158 (a)	148,721	19,274	(a)
Reinvested	1	—	774	29	(a)
Redeemed	—	—	(6,950)	(1,178	)(a)

	1	158	142,545	18,125

Total change in shares	(6,107,301)	(12,378,722)	(25,364,677)	(18,567,427)

(a)	For the period from June 29, 2004 (commencement of operations) through October 31, 2004.
(b)	Less than 1 share.

50	Annual Report 2005

	Money Market
	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Institutional Class Shares
Proceeds from shares issued (a)	$1,612,122,138	$1,179,019,081
Dividends reinvested	30,702,262	8,180,833
Cost of shares redeemed	(1,336,678,883)	(1,182,262,579)

	306,145,517	4,937,335

Service Class Shares
Proceeds from shares issued (a)	10,375,235	50,997,429
Dividends reinvested	131,417	31,400
Cost of shares redeemed	(9,749,220)	(53,549,396)

	757,432	(2,520,567)

Prime Shares
Proceeds from shares issued (a)	240,503,800	325,149,966
Dividends reinvested	8,075,815	2,503,157
Cost of shares redeemed	(308,626,186)	(403,385,510)

	(60,046,571)	(75,732,387)

Change in net assets from capital transactions	$246,856,378	$(73,315,619)

SHARE TRANSACTIONS:
Institutional Class Shares
Issued	1,612,122,138	1,179,019,081
Reinvested	30,702,261	8,180,833
Redeemed	(1,336,678,882)	(1,182,262,579)

	306,145,517	4,937,335

Service Class Shares
Issued	10,375,235	50,997,429
Reinvested	131,417	31,400
Redeemed	(9,749,220)	(53,549,396)

	757,432	(2,520,567)

Prime Shares
Issued	240,503,720	325,149,866
Reinvested	8,075,815	2,503,157
Redeemed	(308,626,186)	(403,385,510)

	(60,046,651)	(75,732,487)

Total change in shares	246,856,298	(73,315,719)

(a)	Includes redemption fees, if any.

2005 Annual Report	51

Notes to Financial Statements (Continued)

October 31, 2005

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders.

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. Additional information regarding the investment advisory fees for GMF is as follows for the year ended October 31, 2005:

Fund	Fee Schedule	Total Fees	Fees Retained
Growth and Nationwide	Up to $250 million	0.60%	0.60%
	On the next $750 million	0.575%	0.575%
	On the next $1 billion	0.55%	0.55%
	On the next $3 billion	0.525%	0.525%
	On $5 billion and more	0.50%	0.50%
Money Market	Up to $1 billion	0.40%	0.40%
	On the next $1 billion	0.38%	0.38%
	On the next $3 billion	0.36%	0.36%
	On $5 billion and more	0.34%	0.34%

GMF and the Money Market Fund have entered into a written contract (“Expense Limitation Agreement”) that limits operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 0.59% for all share classes until February 28, 2006.

GMF may request and receive reimbursement from the Money Market Fund of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made, depending on the Fund (as described below), if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the Class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended October 31, 2005, the cumulative potential reimbursements for the Money Market Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF would be:

Fund	Fiscal Year 2003	Fiscal Year 2004	Fiscal Year 2005
Money Market	$102,737	$1,937	$1,938

52	Annual Report 2005

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Funds’ distributor, is compensated by the Funds for expenses associated with the distribution of certain classes of shares of the Funds. These fees are based on average daily net assets of the respective class of the Funds at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares	Service Class Shares
Growth	0.25%	1.00%	1.00%	0.50%	n/a
Nationwide	0.25%	1.00%	1.00%	0.50%	n/a
Money Market	n/a	n/a	n/a	n/a	0.15%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Funds in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A and Class D shares. These fees are deducted from and are not included in proceeds from sales of Class A and Class D shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A and Class D shares of the Funds. GDSI also receives fees for services as principal underwriter for Class B shares of the Funds. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares, which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares made within one year of purchase. For the year ended October 31, 2005, GDSI received commissions of $354,808 from front-end sales charges of Class A and Class D shares and from CDSC fees from Class B and Class C shares of the Funds, of which $66,712 was reallowed to affiliated broker-dealers of the Funds.

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. For the period November 1, 2004 through December 31, 2004, the fees for the services provided under this agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.25%
$ 1 billion and more up to $3 billion	0.18%
$ 3 billion and more up to $4 billion	0.14%
$ 4 billion and more up to $5 billion	0.07%
$ 5 billion and more up to $10 billion	0.04%
$ 10 billion and more up to $12 billion	0.02%
$ 12 billion or more	0.01%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

2005 Annual Report	53

Notes to Financial Statements (Continued)

October 31, 2005

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. The fees are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA.

Combined Fee Schedule*
Up to $1 billion	0.26%
$ 1 billion and more up to $3 billion	0.19%
$ 3 billion and more up to $4 billion	0.15%
$ 4 billion and more up to $5 billion	0.08%
$ 5 billion and more up to $10 billion	0.05%
$ 10 billion and more up to $12 billion	0.03%
$ 12 billion or more	0.02%
*	The assets of the Investor Destinations Funds and the Optimal Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc.(“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as broker-dealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class D, Class R, Prime Shares, Service Class and Institutional Service Class shares of each of the Funds.

4. Short-Term Trading Fees

The Funds (except the Money Market Fund) assess a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 30 days of purchase. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact, and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the year ended October 31, 2005, the Funds had no contributions to capital due to collection of redemption fees.

5. Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with J.P. Morgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2005.

The Trust’s custodian bank has agreed to reduce its fees when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

54	Annual Report 2005

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Growth	$705,923,909	$747,794,871
Nationwide	1,980,241,869	2,429,218,900

Purchases and sales of U.S. Government securities for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Money Market	$182,846,385	$—
Nationwide	21,098,869	—

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2005, was as follows: (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth	$793,990	$—	$793,990
Nationwide	17,184,288	6,053,402	23,237,690
Money Market	34,471,949	—	34,471,949

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows: (total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Growth	$110,403	$—	$110,403	$—	$—	$110,403
Nationwide	10,820,137	—	10,820,137	—	—	10,820,137
Money Market	10,841,503	—	10,841,503	—	—	10,841,503

As of October 31, 2005, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Growth	$—	$—	$—	$—	$(256,950,242)	$5,499,154	$(251,451,088)
Nationwide	102,505,816	68,221,381	170,727,197	—	—	58,249,539	228,976,736
Money Market	4,850,886	—	4,850,886	(4,850,884)	(12,110)	—	(12,108)
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

2005 Annual Report	55

Notes to Financial Statements (Continued)

October 31, 2005

As of October 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth	$251,467,781	$10,976,630	$(5,477,476)	$5,499,154
Nationwide	1,306,527,186	101,108,663	(42,859,124)	58,249,539
Money Market	1,884,641,413	—	—	—

As of October 31, 2005, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Growth	$178,388,858	2009
Growth	71,971,609	2010
Money Market	1,238	2008
Money Market	7,994	2010
Money Market	951	2012
Money Market	1,927	2013

As of October 31, 2005, the following Funds have additional capital loss carryforwards, subject to any applicable limitations on availability, to offset future capital gains, if any, as the successor of a merger Funds:

Fund	Amount	Expires
Growth	$3,953,865	2008
Growth	1,317,955	2009
Growth	1,317,955	2010

56	Annual Report 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore Growth Fund, Gartmore Nationwide Fund and Gartmore Money Market Fund (three series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years then ended and the financial highlights for each of the four years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian, the transfer agent and brokers, provide a reasonable basis for our opinion. The financial highlights of the Funds for the year (or period) ended October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2005

2005 Annual Report	57

Supplemental Information (Unaudited)

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the period ended October 31, 2005, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Growth	$2,733,347

For the taxable year ended October 31, 2005, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividend Received Deduction
Growth	90%

2. Shareholder Meeting

A separate shareholder meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust’s predecessor pursuant to a Proxy Statement on Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the Trust’s predecessor on or around November 5, 2004.

Two Proposals: The purpose of the December 23, 2004 meeting was to allow the shareholders of the Trust’s predecessor to vote on:

i.  Proposal One: The election of the predecessor’s Trust’s Board of Trustees; and

ii. Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provided for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

Proposal One: As set forth in the October 29, 2004 Proxy Statement, the nominees for election as Trustees of the Trust’s predecessor were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I. Jacobs, Thomas J. Kerr, IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust’s predecessor to approve the proposed “Agreement and Plan of Reorganization” of the Trust’s predecessor (on behalf of each of the Trust’s funds) with and into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding funds of the Trust’s predecessor subject to the liabilities, expenses, costs, charges, and reserves of the corresponding funds of the Trust’s predecessor (contingent or otherwise), in exchange for shares of the acquiring funds of the Trust to be distributed pro rata by the Trust to the holders of the shares of the funds of the Trust’s predecessor, in a complete liquidation of the Trust’s predecessor.

58	Annual Report 2005

Voting Results:

The shareholders of the Trust’s predecessor voted to approve both Proposal One and Proposal Two, as follows:

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Charles E. Allen:
FOR	1,484,045,010.745 shares (96.963%)
WITHHOLD	46,475,965.981 shares (3.037%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael J. Baresich:
FOR	1,479,546,876.136 shares (96.669%)
WITHHOLD	50,974,100.590 shares (3.331%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paula H.J. Cholmondeley:
FOR	1,483,986,754.474 shares (96.960%)
WITHHOLD	46,534,222.252 shares (3.040%)
TOTAL	1,530,520,976.726 shares (100.000%)

C. Brent DeVore:
FOR	1,483,232,555.715 shares (96.910%)
WITHHOLD	47,288,421.011 shares (3.090%)
TOTAL	1,530,520,976.726 shares (100.000%)

Phyllis Kay Dryden:
FOR	1,483,461,670.269 shares (96.925%)
WITHHOLD	47,059,306.457 shares (3.075%)
TOTAL	1,530,520,976.726 shares (100.000%)

Robert M. Duncan:
FOR	1,478,518,553.740 shares (96.602%)
WITHHOLD	52,002,422.986 shares (3.398%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara L. Hennigar:
FOR	1,483,932,926.673 shares (96.956%)
WITHHOLD	46,588,050.053 shares (3.044%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paul J. Hondros:
FOR	1,483,799,576.741 shares (96.947%)
WITHHOLD	46,721,399.985 shares (3.053%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara I. Jacobs:
FOR	1,482,757,593.191 shares (96.879%)
WITHHOLD	47,763,383.535 shares (3.121%)
TOTAL	1,530,520,976.726 shares (100.000%)

2005 Annual Report	59

Supplemental Information (Unaudited) (Continued)

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Thomas J. Kerr, IV:
FOR	1,477,143,243.388 shares (96.512%)
WITHHOLD	53,377,733.338 shares (3.488%)
TOTAL	1,530,520,976.726 shares (100.000%)

Douglas F. Kridler:
FOR	1,484,100,191.103 shares (96.967%)
WITHHOLD	46,420,785.623 shares (3.033%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael D. McCarthy:
FOR	1,483,352,898.255 shares (96.918%)
WITHHOLD	47,168,078.471 shares (3.082%)
TOTAL	1,530,520,976.726 shares (100.000%)

Arden L. Shisler:
FOR	1,483,661,174.441 shares (96.938%)
WITHHOLD	46,859,802.285 shares (3.062%)
TOTAL	1,530,520,976.726 shares (100.000%)

David C. Wetmore:
FOR	1,484,021,388.615 shares (96.962%)
WITHHOLD	46,499,588.111 shares (3.038%)
TOTAL	1,530,520,976.726 shares (100.000%)

Proposal 2:	Approval of the Agreement and Plan of Reorganization of the Trust’s Predecessor:
FOR	1,338,850,729.743 shares (87.477%)
AGAINST	48,927,279.322 shares (3.197%)
ABSTAIN	86,596,336.653 shares (5.658%)
BROKER NON-VOTES	56,146,631.008 shares (3.668%)
TOTAL	1,530,520,976.726 shares (100.000%)

60	Annual Report 2005

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc. , Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February, 2001.	84	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None

2005 Annual Report	61

Management Information (Unaudited) (Continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund, since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association - College Retirement Equity Fund).	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[3]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $548,510 from the Trust for the year ended October 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

62	Annual Report 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee2

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)3,, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company3.	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President - Operations for GGI[3], GMFCT[3] , and GSA[3].	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None

2005 Annual Report	63

Management Information (Unaudited) (Continued)

1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

64	Annual Report 2005

Index Definitions

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Russell 1000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 1000® Index (the largest 1,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

iMoneyNet First Tier Retail Index: An unmanaged index that is an average of non-government retail money market mutual funds that do not invest in any second-tier securities. Portfolio holdings of first-tier money market mutual funds include U.S. Treasury, U.S. other, repurchase agreements, time deposits, domestic and foreign bank obligations, first-tier commercial paper, floating-rate notes and asset-backed commercial paper.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.

All rights reserved.

AR-Core 2 12/05

Annual Report

October 31, 2005

NorthPointe Small Cap Growth Fund

NorthPointe Small Cap Value Fund

www.gartmorefunds.com

Solutions.

UNITED STATES	UNITED KINGDOM	JAPAN

Based in greater metropolitan Philadelphia, Gartmore is the global asset management arm of Nationwide®. Gartmore’s affiliated advisers* collectively manage more than $82 billion1 in assets through its global investment platform encompassing more than 185 investment management professionals supported by an 800-person staff.

We provide core and specialty equity, fixed-income and alternative investment solutions through mutual funds, separate accounts, commingled portfolios and wrap accounts to individual and institutional clients around the world.

This wide range of investment opportunities is built on sound investment management processes designed to increase the probability of delivering enhanced risk-adjusted returns over the long term.

Our investment management teams incorporate fundamental stock selection with the application of technology to help control risk and add to returns. Insightful stock selection is a function of the efforts of talented alpha-driven managers and analysts, working in an entrepreneurial environment, who are specialists in their respective investment disciplines.

www.gartmore.com

*Gartmore’s Affiliated Advisers

The following 11 asset management affiliates of Nationwide do business under the trade name “Gartmore Group”: Gartmore Capital Management Ltd2, Gartmore Fund Managers Ltd2, Gartmore Global Partners2, 3, Gartmore Investment Ltd2, Gartmore Japan Ltd2, Gartmore Morley Capital Management, Inc.3, Gartmore Mutual Fund Capital Trust3, 4, Gartmore Riverview, LLC3, Gartmore SA Capital Trust3, 4, Gartmore Separate Accounts LLC3, and NorthPointe Capital® LLC3

1.	As of Oct. 31, 2005.
2.	These advisers are subsidiaries of Gartmore Investment Management plc, which ultimately reports to Nationwide®.
3.	These are SEC-registered investment advisers based in the United States. Collectively, these advisers manage $43 billion as of Oct. 31, 2005.
4.	Together, these advisers do business as Gartmore Global Investments, Inc.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

© 2005 Gartmore Global Investments, Inc. All rights reserved.

Annual Report

October 31, 2005

Contents

2	Message to Shareholders
4	Market Perspectives

9	NorthPointe Small Cap Growth Fund
15	NorthPointe Small Cap Value Fund

28	Notes to Financial Statements

Commentary provided by Gartmore Global Investments, investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Gartmore Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.gartmorefunds.com or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding how the Fund voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005 is available without charge, upon request, by calling 800-848-0920, and on the Commission’s website at http://www.sec.gov.

Message to Shareholders

October 31, 2005

Dear Fellow Shareholders,

At times during the annual reporting period ended Oct. 31, 2005, it seemed as though a host of uncertain and unpredictable events coalesced into a “perfect storm” of market volatility.

Hurricane Katrina is one example. This Category 5 storm not only bore down on a major American city and its environs, it also had one of the country’s largest energy-producing regions in its sights. If that weren’t enough, the storm occurred just as oil and natural gas prices were spiraling to record levels, concurrent with fears of a great strain on global supply and capacity.

On another front, the intent to better integrate the member nations of the European Union (EU) was dealt a blow by France’s repudiation of a proposed EU constitution, a move that called into question the EU’s long-term effectiveness. Within a matter of weeks, France itself was rocked by what initially appeared to be youthful unrest in one section of Paris. As riots spread across the country, however, the situation revealed a disturbing and broad-based economic condition; unemployment among France’s immigrant population is five times the national average, and the segment’s per capita income is 40% below the national average. The lingering sense is that a number of European countries will have to deal with a long-overlooked social and economic issue at a time when the EU is struggling to retain its authority.

These are just two examples illustrating that market volatility can be a function of unexpected, and sometimes unrelated, global events. The accompanying “Market Perspectives” commentary provides a more detailed analysis of the various economic and social factors that influenced the market during the past year. I’d like to focus on Gartmore’s view on how best to navigate uncertain domestic and global markets in the pursuit of acceptable investment returns.

Risk, regardless of its source, is part and parcel of investing. The challenge is to mitigate risk as much as possible through sound portfolio diversification. Gartmore is committed to offering a diverse range of equity, fixed-income and alternative investment solutions designed to capture global investment opportunities. The informed investment response to complex, volatile markets is to configure a series of diverse, uncorrelated, well-performing funds into a dynamic portfolio. At Gartmore, we seek to provide the core and satellite investments needed to construct a broadly diversified investment portfolio.

Moreover, Gartmore believes that seasoned investment experts employing well-articulated and tested processes and aided by global research form the path to acceptable risk-adjusted returns. We hold a core belief that the ideas and insights of talented investment professionals can add quantifiable investment returns. In that regard, we are pleased to report that the returns of 30 of our 47 retail mutual funds (Class A at NAV) exceeded their respective benchmarks for the annual period ended Oct. 31, 2005.

The performance of a number of Gartmore’s funds from a variety of sectors and regions strengthens the case for holding uncorrelated investments. For example, the performance of the Gartmore Global Natural Resources Fund, which during the reporting period returned 65.51% (Class A at NAV) versus the Goldman Sachs Natural Resources Index return of 34.75%, was driven by escalating energy prices derived from increased global demand coupled with concerns about supply shortages. Within the energy sector, the Fund concentrated on smaller companies with higher capacity for growth. It is widely believed that energy will be in great demand for an extended period of time; therefore, the Fund will remain focused on the energy services sector companies that acquire, develop, and exploit oil and natural gas properties. The Wall Street Journal cited the Fund as a “Category King” in the Mutual Fund Monthly Review of Sept. 6, 2005.

The Gartmore Small Cap Fund garnered above-average returns during the reporting period, posting a 31.51% return (Class A at NAV) versus the Russell 2000® Index return of 12.08%. Most of the Fund’s outperformance came from strong stock selection in the information technology and energy sectors, in addition to astute sector allocations. Shortly after the close of the period, the Fund was cited in The Wall Street Journal as a “Category King” and noted as the second-best-performing fund in its respective sector for October 2005.

In addition, during the reporting period, Gartmore’s small-cap investment team was enhanced by the hiring of senior portfolio manager Jayne Stevlingson, who has managed small-cap funds at both OppenheimerFunds, Inc. and Morgan Stanley.

The case for broad global diversification was made through the performance of several of our non-U.S. funds during the reporting period. In comparison to equity prices in Europe and Japan, those in the United States were more muted during the past year, reflecting stretched valuations and increasing uncertainty in the outlook for consumers. The emerging markets, however, outperformed all other regions. Though its performance slightly lagged that of its benchmark, the Gartmore Emerging Markets Fund posted very strong returns of 30.02% (Class A at NAV) for the reporting period. The Gartmore International Growth Fund, returning 26.13%

2	Annual Report 2005

(Class A at NAV) versus the Morgan Stanley Capital International (MSCI) All Country World ex-U.S. Index return of 20.06%, also benefited from the impressive performance of emerging-market and Pacific Rim equities. In addition, Latin American securities delivered notably robust performance on the back of strong commodity prices.

The Gartmore Worldwide Leaders Fund, which returned 23.44% (Class A at NAV) versus 13.27% for the MSCI World IndexSM, benefited from both domestic and international developments. Overall, U.S. growth remained strong in the face of inflationary worries, while both Europe and Japan showed increasing signs of recovery. European export growth increased due to the weak euro at the same time that Japan experienced rising real incomes and increased capital expenditures. As a result, the Fund’s largest regional contributors were the United States, the United Kingdom and Japan. The Fund also benefited from strong stock selection within the technology, financial services, health-care and energy sectors.

Despite considerable volatility in both the U.S. economy and the U.S. equity markets during the past year, the Gartmore U.S. Growth Leaders Fund handily outperformed the Standard & Poor’s (S&P) 500® Index return of 8.72% with a return of 17.31% (Class A at NAV). The Fund’s performance was almost exclusively driven by strong stock selection, particularly in the technology and consumer goods areas. Concurrently, the Gartmore U.S. Growth Leaders Long-Short Fund returned 6.09% (Class A at NAV) versus 2.68% for its benchmark, the Citigroup 3-Month T-Bill Index. Again, adept stock selection, coupled with strong sector allocations, drove the Fund’s outperformance.

In addition to a suite of actively managed funds, Gartmore provides packaged asset allocation and diversification solutions. The Gartmore Optimal Allocations Funds, launched in June 2004, consist primarily of various proprietary Gartmore funds offered in four varieties, calibrated to different levels of risk: Moderate, Moderately Aggressive, Aggressive and Specialty. We are very pleased to report that each of these Funds, which serve as complements to actively managed holdings, outperformed their respective composite benchmarks for the reporting period.

Fund Name	Fund Return*	Benchmark Return	Benchmark
Gartmore Optimal Allocations: Moderate	10.41%	7.56%	S&P 500 (40%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (40%)
Gartmore Optimal Allocations: Moderately Aggressive	12.77%	9.08%	S&P 500 (60%); MSCI EAFE (20%); Lehman Brothers U.S. Aggregate (20%)
Gartmore Optimal Allocations: Aggressive	14.86%	10.67%	S&P 500 (70%); MSCI EAFE (25%); Lehman Brothers U.S. Aggregate (5%)
Gartmore Optimal Allocations: Specialty	14.59%	11.50%	S&P 500 (70%); MSCI EAFE (30%)
*	All Fund returns are Class A at NAV, as of Oct. 31, 2005.

As we head into 2006, the only constant is uncertainty, which is a companion to opportunity. The informed and experienced investment manager, supported by broad-based research and analysis, can discern the investment opportunities associated with volatility. In today’s global investment landscape, a host of variables exist that impact investment returns, both positively and negatively. At Gartmore, we put all of our resources into our goal of achieving acceptable risk-adjusted returns on behalf of our investors. We measure our investment success by your performance standards. We appreciate the trust you have placed in us, and we will continue to strive to fulfill your investment objectives in the coming year.

Wishing you a very happy and prosperous 2006,

Young D. Chin

Co-Global Chief Investment Officer — Equities

President and CEO

Gartmore Global Investments

2005 Annual Report	3

Market Perspectives

October 31, 2005

Market volatility continues, but with a positive trend

The one-year period ended Oct. 31, 2005, witnessed considerable quarter-to-quarter volatility. The past 12 months clearly have been rife with reasons to justify the wide swings in market pricing. Although the markets gave investors a bumpy ride, most of those who held on were rewarded, illustrated by the fact that, for the annual reporting period, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index returned 18.59% and the Standard & Poor’s (S&P) 500® Index was up 8.72%.

A broad rally in global equity markets took hold in the final two months of 2004. International stocks, as represented by the MSCI EAFE Index, advanced 11.55% during this period, while the S&P 500 Index, a broad measure of the U.S. equity market, gained 7.59%.

As 2005 began, however, concerns about slack economic growth, the onset of inflation, increasing interest rates and spiraling energy costs led to a far less favorable environment for stocks, leaving most markets on the defensive. To varying degrees, these concerns would continue to plague the equity markets for the remainder of the year. The overall global economy nonetheless proved resilient. In the United States, the economy grew at a faster pace during the fiscal third quarter than initially anticipated, signaling improving economic health. From July through September, gross domestic product, the broadest measure of U.S. economic activity, grew 4.3%.

The dominant topic in 2005, particularly during the latter half of the year, was the continued impact of rising energy costs. As Hurricane Katrina barreled down on the energy-intensive Louisiana coast, the futures price of crude oil rose to a high of $70 per barrel while natural gas prices doubled—a classic one-two economic punch. A confluence of increased global demand, particularly from China, and concerns about supply shortages also contributed to energy price hikes.

Meanwhile, the Federal Reserve Board continued its measured increases of short-term interest rates, despite speculation that the moves would halt amid spiking energy costs. Throughout the reporting period, the rate rose from 1.75% to 3.75% as a result of eight consecutive 0.25% increases. As September wound down, however, energy prices began to fall, though they still were far above their year-ago averages. Further, inflationary fears began to subside as the Fed displayed its confidence in the economy. Ben Bernanke was appointed the new Fed Chairman in October to replace Alan Greenspan, who retires at the end of his term in January 2006.

Toward the end of the reporting period, consumer sentiment began to lag. From August to September, the consumer confidence measure fell from 105.5 to 86.6. In August, wages and salaries increased by 6.6%, yet disposable income declined 0.1% along with personal spending, which fell 0.5%—the biggest drop in more than three years.

During the reporting period, energy and natural resource company profits surged alongside soaring energy costs and expanding global demand. In the telecommunications industry, on the other hand, the costs of consolidation muted returns. Domestically, within the S&P 500 Index for the entire reporting period, sector performance ranged from a high of 59% for health services (31% in the MSCI EAFE Index) to a low of –5% for consumer services (9% in the MSCI EAFE Index). Stocks in industrials, energy and distribution services delivered returns of 42%, 31% and 25% (43%, 24% and 46% in the MSCI EAFE Index), respectively, while stocks in consumer durables and communications delivered negative returns of –4% and –0.5% (14% and 5% in the MSCI EAFE Index), respectively.

Key trends for investors to watch

As we look toward the coming year, these are some of the key trends that we are paying particularly close attention to as we shape our investment strategies at Gartmore:

An aging population. During 2005, a landmark social milestone occurred when the leading edge of the baby boom generation reached 60 years of age. Since the early post-World War II years, the baby boomers, as one of the largest subsections of the U.S. population, have reshaped the social landscape in innumerable ways. This group’s retirement will continue the process. The country’s financial institutions, for example, will accelerate the re-engineering of their products and services toward wealth preservation, not just wealth generation. On the downside, though, the strain on many under-funded pension plans, in addition to

4	Annual Report 2005

the Social Security system, may reverberate through the markets in unexpected and unsettling ways.

Housing prices—up, down or sideways? The housing market remained strong during the reporting period, with 30-year fixed mortgage rates remaining below 6% for the majority of the time. Confounding expectations amid Hurricanes Katrina and Rita and rising energy costs, existing home sales advanced to an all-time high of 2% in August. The robust housing market contributed much to the overall “wealth effect” for real estate investors. By the end of the reporting period, however, more pronounced signs of softening became evident.

One housing trend associated with the aging of the population: a wave of residential downsizing as retirees seek more practical, late-in-life living arrangements. Moreover, individuals are pulling back from the real estate speculation of the past few years as quick price appreciation has cooled in once-hot markets such as Las Vegas, Miami, Phoenix and San Diego.

The cost of socialization. During the past year, it has become even clearer that many corporations and countries must take a harder look at dealing with the burgeoning weight of socialization, which consists of, among other factors, health-care and retirement benefits. In fact, the future cost of socialization at both the corporate and country level will be of increasing concern in determining investment potential. Many longstanding business models and corporate policies will be revised in light of unsustainably heavy socialization costs.

France’s refusal to endorse the European Union (EU) constitution, for example, can be tied to the issue of socialization. Most observers believe that voters feared that a stronger EU would create an influx of cheap labor just as France was struggling to reduce high unemployment. In the United States, the issue of socialization was clearly evident in the United Auto Workers’ agreement with General Motors Corp. (GM) to cut health-care benefits for employees, retirees and their families. GM successfully argued that escalating pension and health-care benefits for a vast pool of retirees was forcing the enterprise into bankruptcy, which is a landmark shift in the auto industry’s historical model.

The international economic picture. In the latter part of 2005, the economies of Japan and Europe, including the United Kingdom, improved due to strong corporate profitability and expectations of higher levels of merger-and-acquisition activity. Europe was buoyed by export growth on the back of the weak euro. In Japan, meanwhile, rising real incomes and capital expenditure led to hopes of a sustainable recovery. Expectations rose when Prime Minister Junichiro Koizumi achieved a resounding victory in parliamentary elections, which gave his government a solid mandate for reform.

China’s economy grew rapidly during the reporting period. Despite ongoing criticism that governmental controls on the economy were overly rigid—particularly regarding commodity prices and imports/exports—China’s economy has largely stabilized and shows strong signs of continued growth. In fact, the government’s economic controls, once viewed as unduly prohibitive, are now credited with controlling what was becoming a dangerously overheated economy. For example, new factories were being developed in China at a rapid rate based on capital secured with minimal credit checks. Before long, some banks held portfolios with up to 45% nonperforming loans as a result of default. Government regulators subsequently mandated stricter credit rules and have even expressed a desire to improve China’s banks to such a degree that their credit quality would be attractive to foreign investors.

Throughout the first half of the year, the U.S. dollar continued its sustained, three-year decline versus benchmark currencies such as the euro. In mid-summer, however, the dollar reversed its multi-year trend. The dollar’s increase is due primarily to the strengthening U.S. economic outlook relative to the global platform and disappointment in European reform. In addition, two factors—the United Kingdom’s halting of interest-rate hikes and France’s vote against the EU constitution—have placed pressure on the euro, effectively bolstering the U.S. dollar.

The return of capital expenditures. As we look toward 2006, we are seeing a trend toward companies deploying large amounts of excess cash on their balance sheets. Since the 2000 market meltdown, many companies have relied on cash as their primary hedge against diminished revenues. Now, however, as the equity markets continue to recover, many of these firms are feeling the pressure either to put the money to work in various ways, such as toward acquisitions, or return the money to shareholders in the form of dividend payouts or share buybacks. The technology sector could be a notable beneficiary of this trend. Research and development as well as new product rollouts are key drivers in the technology industry, and both areas will be bolstered by increased spending.

2005 Annual Report	5

Market Perspectives

Continued

Looking ahead

For the near term, investors will face a mixture of positive and negative factors. On the one hand, economic and corporate earnings growth is likely to slow in the coming months. Counterbalancing this slowdown could be positive sentiment surrounding the end of the Fed’s cycle of interest-rate hikes, which we anticipate will occur in the first half of 2006. If, as we expect, the peak in rates is accompanied by softening oil prices and a firm U.S. dollar, the investment environment should be favorable for equity markets.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 800-848-0920 or go to www.gartmorefunds.com

The opinions expressed herein are those of Gartmore Global Investments and may not come to pass.

Investing in mutual funds involves risk, including possible loss of principal. There is no assurance that the investment objective of any fund will be achieved.

The Gartmore Optimal Allocations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying Gartmore funds.

There is no assurance that a diversified portfolio will produce better results than a nondiversified one.

Each Fund is subject to different levels of risk, based on the size of its asset class allocations.

Index performance is provided for comparison purposes only; indexes are unmanaged and no fees or expenses are reflected. Individuals cannot invest directly in an index. Market index performance is provided by a third party source that Gartmore deems reliable.

The Gartmore Small Cap Fund may purchase securities in initial public offerings, which can be very volatile and carry high transaction costs.

Small-company stocks have higher risks than the stocks of larger, more established companies and have significant short-term price volatility.

Funds that concentrate on specific sectors or a relatively small number of securities may be subject to greater volatility than that of other mutual funds. International investing involves additional risks, including currency fluctuations, differences in accounting standards, political instability and foreign regulations, all of which are magnified in emerging markets.

In order to achieve the Gartmore U.S. Growth Leaders Long-Short Fund’s objective, the managers may use sophisticated investment strategies such as short selling, short-term trading and investing in smaller companies. These strategies may cause the Fund to have greater risk and volatility, and higher expenses, than those of other investments. The risks of investing in this Fund are more fully detailed within the Fund’s prospectus.

The Gartmore Optimal Allocations Fund: Aggressive benchmark consists of 70% S&P 500 Index, 25% MSCI EAFE Index and 5% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderately Aggressive benchmark consists of 60% S&P 500 Index, 20% MSCI EAFE Index and 20% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Moderate benchmark consists of 40% S&P 500 Index, 20% MSCI EAFE Index and 40% Lehman Brothers U.S. Aggregate Index.

The Gartmore Optimal Allocations Fund: Specialty benchmark consists of 70& S&P 500 Index and 30% MSCI EAFE Index.

Standard & Poor’s 500® (S&P 500) Index: An unmanaged, market capitalization-weighted index of 500 widely held stocks of large-cap U.S. companies that gives a broad look at how the stock prices of those companies have performed.

Lehman Brothers U.S. Aggregate Index: An unmanaged, market value-weighted index of investment-grade, fixed-rate debt issues (including government, corporate, asset-backed, and mortgage-backed securities with maturities of one year or more) that is generally representative of the bond market as a whole.

Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of stocks in developed markets outside the United States and Canada.

Goldman Sachs Natural Resources Index: An unmanaged, modified market capitalization-weighted sector index of U.S.-traded natural resource-related stocks; includes companies in the categories of extractive industries, energy companies, owners and operators of timber tracts, forestry

6	Annual Report 2005

services, producers of pulp and paper, and owners of plantations.

Citigroup 3-Month T-Bill Index: An unmanaged index that is generally representative of 3-month Treasury bills; consists of an average of the last 3-month Treasury bill issues (excluding the current month-end bill).

Morgan Stanley Capital International Emerging Markets (MSCI EM) IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of the stocks in emerging-country markets.

Morgan Stanley Capital International (MSCI) All Country World excluding U.S. Index: An unmanaged, free float-adjusted, market-capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

Morgan Stanley Capital International (MSCI) World IndexSM: An unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure the performance of global developed-market equities.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Each Fund’s underlying funds may be subject to specific investment risks such as those associated with a concentrated number of securities (such as REITs), small companies, international stocks, initial public offerings, short selling, short-term trading, bonds and short-term instruments.

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other information on Gartmore’s funds, please call 800-848-0920 to request a prospectus, or download a prospectus at www.gartmorefunds.com. Please read it carefully before investing any money.

Gartmore Funds distributed by Gartmore Distribution Services, Inc., Member NASD. 1200 River Road, Suite 1000, Conshohocken, PA 19428.

Investing in mutual funds involves risk, including possible loss of principal.

There is no assurance that the investment objective of any fund will be achieved.

Commentary provided by Gartmore Global Investments, the investment adviser to Gartmore Funds. All opinions and estimates included in this report constitute Gartmore Global Investments’ judgment as of the date of this report and are subject to change without notice.

Gartmore Global Investments, one of its affiliated advisers, or its employees, may have a position in the securities named in this report.

This report is for informational purposes only, and is not intended as an offer or recommendation with respect to the purchase or sale of any security, option, future or other derivatives in such securities.

A complete list of all transactions in the last 12-months is available upon request.

Although third party information has been obtained from and is based on sources the Firm believes to be reliable, the Firm does not guarantee the accuracy of the information, and it may be incomplete or condensed.

Gartmore Global Investments is the investment adviser to Gartmore Funds. NorthPointe Capital is a federally registered service mark of Gartmore Global Investments, Inc. Nationwide is a federally registered service mark of Nationwide Mutual Insurance Company.

2005 Annual Report	7

[This Page Left Blank Intentionally]

NorthPointe Small Cap Growth Fund

For the annual period ended Oct. 31, 2005, the NorthPointe Small Cap Growth Fund (Class A at NAV) returned 11.46% versus 10.91% for its benchmark, the Russell 2000® Growth Index. For broader comparison, the average return for the Fund’s Lipper peer category of Small-Cap Growth Funds was 11.79%.

The gains in small-cap growth stocks were due in large part to a strong rally that occurred in May, June and July on the heels of better-than-expected first-quarter earnings reports. Market action was choppy before and after that three-month period, as rising interest rates and surging crude oil prices combined to keep investors on the defensive. Small-cap shares turned in better performances than large caps but trailed the mid-cap group. The Fund was positioned to navigate through the market’s volatility, maintaining relative outperformance versus the benchmark. The strength of our investment process-focusing on high-quality stocks–helped the Fund during this challenging period.

From a small-cap perspective, all 10 sectors of the Russell 2000 Growth Index produced positive returns for the period. By strictly adhering to our bottom-up investment process for the Fund, we were able to generate an excess return over that of the benchmark.

From a sector standpoint, health care was the greatest contributor to the Fund’s return. Three of the Fund’s largest holdings, Thoratec Corp., LifeCell Corp. and Option Care, Inc., drove outperformance despite the Fund’s underweight position relative to the sector. Other sectors that contributed positively to the Fund’s performance were industrials and energy.

Detractors from Fund performance during the reporting period were in the consumer discretionary and materials sectors. The modest adverse impact of the Fund’s exposure to these areas was isolated to specific companies; we sold these securities during the period.

Overall, the Fund continues to be well positioned for 2006. We feel that we are entering the second phase of an earnings recovery in which higher-quality companies with sustainable earnings growth tend to outperform. We continue to believe that the Fund attempts to provide a level of downside protection by our careful attention to stock selection. Nevertheless our core philosophy has not changed. The Fund remains relatively sector-neutral to the benchmark, because we prefer to let stock selection drive performance. We remain focused on high-quality companies with sustainable competitive advantages, strong balance sheets and industry-leading returns trading at a reasonable valuation. We are confident that our strategy will be rewarded during the complete market cycle.

Portfolio Managers:

Carl P. Wilk and Karl Knas

2005 Annual Report	9

NorthPointe Small Cap Growth Fund

Average Annual Total Return

(For periods ended October 31, 2005)

		1 Yr.	Inception[1]
Class A	w/o SC6	11.46%	15.26%
	w/SC3	5.04%	9.15%
Class B	w/o SC6	10.71%	14.44%
	w/SC4	5.71%	10.80%
Class C	w/o SC6	10.71%	14.44%
	w/SC5	9.71%	14.44%
Class R2		11.19%	14.89%
Institutional Service Class[2]		11.75%	15.53%
Institutional Class[2]		11.84%	15.62%

[1]	Fund commenced operations on September 29, 2004.

[2]	Not subject to any sales charges.

[3]	A 5.75% front-end sales charge was deducted.

[4]	A 5.00% contingent deferred sales charge (CDSC) was deducted. The CDSC declines to 0% after 6 years.

[5]	A CDSC of 1.00% was deducted because it is charged when you sell Class C shares within the first year after purchase.

[6]	These returns do not reflect the effects of sales charges (SC).

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Class A of the NorthPointe Small Cap Growth Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capilizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

10	Annual Report 2005

Shareholder Expense Example	NorthPointe Small Cap Growth Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Small Cap Growth Fund			Beginning Account Value May 1, 2005	Ending Account Value October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Class A	Actual		$1,000	$1,111	$7.24	1.36%
	Hypothetical(1)		$1,000	$1,018	$6.94	1.36%
Class B	Actual		$1,000	$1,106	$10.94	2.06%
	Hypothetical(1)		$1,000	$1,015	$10.51	2.06%
Class C	Actual		$1,000	$1,106	$10.94	2.06%
	Hypothetical	(1)	$1,000	$1,015	$10.51	2.06%
Class R	Actual		$1,000	$1,109	$8.45	1.59%
	Hypothetical(1)		$1,000	$1,017	$8.12	1.59%
Institutional Service Class	Actual		$1,000	$1,111	$6.33	1.19%
	Hypothetical(1)		$1,000	$1,019	$6.07	1.19%
Institutional Class	Actual		$1,000	$1,112	$5.86	1.10%
	Hypothetical(1)		$1,000	$1,019	$5.61	1.10%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
(1)	Represents the hypothetical 5% return before expenses.

2005 Annual Report	11

Portfolio Summary	NorthPointe Small Cap Growth Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	99.0%
Cash Equivalents	3.7%
Liabilities in excess of Other Assets	–2.7%

100.0%

Top Industries
Computer Software & Services	9.8%
Semiconductors	8.0%
Telecommunications	6.0%
Transportation	5.3%
Medical Products	5.2%
Oil & Gas	4.5%
Banks	4.2%
Retail	4.0%
Advertising	3.5%
Electronics	3.1%
Other Industries	46.4%

100.0%

Top Holdings*
Celadon Group, Inc.	1.9%
Ventiv Health, Inc.	1.9%
Marten Transport	1.9%
Multi-Fineline Electronix, Inc.	1.9%
Armor Holdings, Inc.	1.9%
Jupitermedia Corp.	1.9%
Volcom, Inc.	1.8%
Jos. A. Bank Clothiers, Inc.	1.8%
Shuffle Master, Inc.	1.8%
East West Bancorp, Inc.	1.7%
Other Holdings	81.5%

100.0%

*	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

12	Annual Report 2005

Statement of Investments

October 31, 2005

NorthPointe Small Cap Growth Fund

Common Stocks (99.0%)

	Shares or Principal Amount	Value

Advertising (3.5%)
24/7 Real Media, Inc. (b)	100,000	$639,000
Ventiv Health, Inc. (b)	31,000	782,440

		1,421,440

Aerospace & Defense (1.9%)
Armor Holdings, Inc. (b)	17,000	760,070

Apparel (2.7%)
Maidenform Brands, Inc. (b)	30,500	383,995
Volcom, Inc. (b)	24,300	743,094

		1,127,089

Banks (4.2%)
East West Bancorp, Inc.	18,400	704,536
Royal Bancshares of Pennsylvania, Inc., Class A	20,000	471,400
Wintrust Financial Corp.	10,000	536,800

		1,712,736

Building & Construction Products (1.4%)
Trex Co., Inc. (b)	27,200	564,944

Business Services (2.7%)
Kforce, Inc. (b)	62,000	669,600
Source Interlink Cos., Inc. (b)	45,000	458,100

		1,127,700

Casino Services (3.0%)
Monarch Casino & Resort, Inc. (b)	25,800	499,746
Shuffle Master, Inc. (b)	28,500	722,760

		1,222,506

Computer Software & Services (9.8%)
Avid Technology, Inc. (b)	11,700	575,991
Dendrite International, Inc. (b)	21,100	370,305
Interwoven, Inc. (b)	55,000	517,000
Jupitermedia Corp. (b)	45,200	768,401
Merge Technologies, Inc. (b)	26,800	618,276
Rimage Corp. (b)	17,500	507,150
Smith Micro Software, Inc. (b)	100,000	720,000

		4,077,123

Consulting Services (1.3%)
CRA International, Inc. (b)	12,100	535,546

Consumer Products (2.7%)
Central Garden & Pet Co. (b)	9,600	411,552

	Shares or Principal Amount	Value

Consumer Products (continued)
Jarden Corp. (b)	20,500	$692,695

		1,104,247

Cosmetics & Toiletries (1.7%)
Parlux Fragrances, Inc. (b)	29,800	690,168

Diversified Manufacturing (2.8%)
Actuant Corp.	10,000	487,000
Raven Industries, Inc.	20,800	653,952

		1,140,952

Electronics (3.1%)
Cyberoptics Corp. (b)	37,000	489,880
Multi-Fineline Electronix, Inc. (b)	29,000	771,980

		1,261,860

Energy (1.4%)
Headwaters, Inc. (b)	18,700	595,408

Financial Services (1.7%)
World Acceptance Corp. (b)	24,600	692,244

Food (1.2%)
SunOpta, Inc. (b)	100,000	494,000

Healthcare (1.3%)
Allied Healthcare International, Inc. (b)	85,000	517,650

Insurance (2.8%)
Navigators Group, Inc. (The) (b)	15,000	582,000
ProAssurance Corp. (b)	12,000	561,600

		1,143,600

Internet Security (1.3%)
Aladdin Knowledge Systems, Inc. (b)	30,100	529,459

Lasers (1.7%)
Cymer, Inc. (b)	20,000	697,000

Lottery Services (1.7%)
Scientific Games Corp. (b)	23,000	689,080

Machinery & Equipment (2.7%)
Lufkin Industries, Inc.	12,600	585,900
Middleby Corp. (The) (b)	7,500	543,750

		1,129,650

2005 Annual Report	13

Statement of Investments (Continued)

October 31, 2005

NorthPointe Small Cap Growth Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Machinery, Equipment, & Supplies (2.7%)
Gehl Co. (b)	18,422	$423,153
Mattson Technology (b)	85,000	670,650

		1,093,803

Medical Products (5.2%)
Encore Medical Corp. (b)	82,000	410,820
Haemonetics Corp. (b)	12,000	581,400
Thoratec Corp. (b)	28,000	553,840
West Pharmaceutical Services, Inc.	24,000	575,520

		2,121,580

Oil & Gas (4.5%)
Core Laboratories NV (b)	12,000	386,520
KCS Energy, Inc. (b)	16,000	385,920
Petrohawk Energy Corp. (b)	44,100	545,076
World Fuel Services Corp.	16,300	519,970

		1,837,486

Pharmaceuticals (1.2%)
First Horizon Pharmaceutical Corp. (b)	34,900	503,607

Real Estate Services (1.6%)
HouseValues, Inc. (b)	43,400	638,848

Restaurants (1.1%)
Buffalo Wild Wings, Inc. (b)	16,000	439,040

Retail (4.0%)
Aaron Rents, Inc.	30,900	608,730
Jos. A. Bank Clothiers, Inc. (b)	18,000	734,580
Rush Enterprises, Inc. (b)	20,000	301,200

		1,644,510

Schools (1.2%)
Universal Technical Institute, Inc. (b)	16,000	501,280

Semiconductors (8.0%)
02Micro International Ltd. (b)	48,500	635,350
Diodes, Inc. (b)	13,000	471,380
Photronics Corp. (b)	31,900	574,200
Rudolph Technologies, Inc. (b)	40,000	487,200
Silicon Image, Inc. (b)	63,500	582,930
Varian Semiconductor Equipment Associates, Inc. (b)	15,000	567,300

		3,318,360

	Shares or Principal Amount	Value

Telecommunications (6.0%)
Arris Group, Inc. (b)	88,600	$732,722
Digi International, Inc. (b)	48,500	514,585
J2 Global Communications, Inc. (b)	15,000	663,150
Neustar, Inc. (b)	19,300	590,580

		2,501,037

Transportation (5.3%)
Celadon Group, Inc. (b)	34,000	787,440
Genesee & Wyoming, Inc. Class A (b)	20,000	641,000
Marten Transport (b)	29,300	778,500

		2,206,940

Veterinary Diagnostics (1.6%)
VCA Antech, Inc. (b)	25,000	645,000

Total Common Stocks		40,685,963

Cash Equivalents (3.7%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $1,522,388)	$1,522,223	1,522,223

Total Cash Equivalents		1,522,223

Total Investments (Cost $39,576,636) (a) — 102.7%		42,208,186

Liabilities in excess of other assets — (2.7)%		(1,128,837)

NET ASSETS — 100.0%		$41,079,349

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Represents non-income producing securities.

See notes to financial statements.

14	Annual Report 2005

NorthPointe Small Cap Value Fund

For the annual period ended Oct. 31, 2005, the NorthPointe Small Cap Value Fund (Institutional Class at NAV) returned 15.39% versus 12.08% for its benchmark, the Russell 2000® Index. For broader comparison, the average return for this Fund’s Lipper peer category of Small-Cap Core Funds was 13.22%.

Equity markets rallied in the last fiscal quarter of 2004 before slowing in early 2005, as investors took profits amid growing concerns that the Federal Reserve Board’s measured increases in interest rates might slow economic growth. Small-cap stocks experienced a period of difficulty, given the circumstances, and the mindset of many market analysts shifted toward large caps.

The current investing environment is a welcome change from the frustrating situation we encountered one year ago. At that time, the stock market was rewarding speculative companies and seemed to ignore those with strong and/or improving fundamentals. Typically, these speculative periods are unsustainable. The Fund’s solid performance in 2005 is evidence that the stock market has regained its “value” investing style (i.e., rewarding stocks with strong fundamentals). Within a value-style environment, the Fund has outperformed its benchmark.

During the reporting period, our stock selection for the Fund was strongest in the technology and financials sectors. Technology name Comtech Telecommunications Corp. and financial name Tower Group, Inc. were particularly strong performers for the Fund. Comtech benefited from the U.S. Army’s large orders for a new radio system, while Tower Group, a specialized property and casualty insurance provider, achieved robust earnings growth in part due to rising insurance premiums.

Conversely, our stock selection for the Fund was weaker in the health-care and consumer discretionary sectors. Health-care name Impax Laboratories, Inc. had a tough year as the company’s auditors were unable to ascertain the quarterly impact of a particular accounting transaction, which caused the company to delay its filing of financial reports. As a result, the NASDAQ market subsequently delisted the stock.

Despite the economic disruption caused by Hurricanes Katrina and Rita toward the end of the reporting period, our outlook remains unchanged. We expect those sectors that have exhibited improving fundamentals—particularly industrials and financials—to continue to be rewarded in the stock market, and we have positioned the Fund to benefit from such moves.

Our objective remains the same: to buy, at attractive valuations, well-positioned companies in which we see tangible evidence of fundamental improvement.

The portfolio continues to be characterized by stocks with favorable cash flow characteristics, earnings improvement and broad sector diversification. As 2006 unfolds, we believe that: 1) investors will continue to pay attention to the fundamentals that we think are important for long-term investing success; and 2) our investment discipline and style will yield favorable results.

Portfolio Managers:

Jeffery Petherick, CFA and Mary Champagne, CFA

2005 Annual Report	15

NorthPointe Small Cap Value Fund

Average Annual Total Return

(For periods ended October 31, 2005)

	1 Yr.	5 Yr.	Inception[1]
Institutional Class	15.39%	12.49%	12.71%

There are no sales charges on the shares of the NorthPointe Small Cap Value Fund.

[1]	Fund commenced operations on June 29, 2000.

Performance of a $10,000 Investment

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Comparative performance of $10,000 invested in the Institutional Class of the NorthPointe Small Cap Value Fund, Russell 2000 Index (Russell 2000)(a), and the Consumer Price Index (CPI)(b) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

(a)	The Russell 2000 is an unmanaged index of approximately 2,000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

(b)	The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

16	Annual Report 2005

Shareholder Expense Example	NorthPointe Small Cap Value Fund

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Per SEC requirements, the examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2005, and continued to hold your shares at the end of the reporting period, October 31, 2005.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Schedule of Shareholder Expenses

Expense Analysis of a $1,000 Investment

(October 31, 2005)

Small Cap Value Fund			Beginning Account Value, May 1, 2005	Ending Account Value, October 31, 2005	Expenses Paid During Period*	Annualized Expense Ratio*
Institutional Class	Actual		$1,000.00	$1,119.50	$5.34	1.00%
	Hypothetical	(1)	$1,000.00	$1,019.96	$5.10	1.00%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period). The expense ratio presented represents a six month, annualized ratio in accordance with SEC guidelines.
(1)	Represents the hypothetical 5% return before expenses.

2005 Annual Report	17

Portfolio Summary	NorthPointe Small Cap Value Fund

October 31, 2005

The SEC adopted a requirement that Funds present their portfolio holdings in a table, chart or graph format in their annual and semiannual reports to shareholders, whether or not a statement of investments is utilized. The following tables, which present portfolio holdings as a percentage of net assets, are provided in compliance with this requirement.

Asset Allocation
Common Stocks	92.9%
Cash Equivalents	6.4%
Other Investments*	0.2%
Other Assets in excess of Liabilities**	0.5%

100.0%

*	Includes value of collateral received from securities lending.
**	Includes value of collateral owed from securities lending.

Top Industries
Capital Goods	12.2%
Banks	10.5%
Real Estate	9.5%
Software & Services	7.2%
Insurance	5.8%
Materials	5.7%
Utilities	5.2%
Health Care Equipments & Services	4.9%
Energy	4.4%
Retailing	3.5%
Other Industries	31.1%

100.0%

Top Holdings***
Allmerica Financial Corp.	1.5%
Tower Group, Inc.	1.4%
First Industrial Realty Trust	1.3%
Avista Corp.	1.3%
National Financial Partners Corp.	1.3%
Ashford Hospitality Trust	1.3%
El Paso Electric Co.	1.3%
Franklin Bank Corp.	1.2%
Thomas & Betts Corp.	1.2%
Regal-Beloit Corp.	1.2%
Other Holdings	87.0%

100.0%

***	For purpose of listing top holdings, repurchase agreements are considered cash equivalents and are included as part of Other Holdings.

18	Annual Report 2005

Statement of Investments

October 31, 2005

NorthPointe Small Cap Value Fund

Common Stocks (92.9%)

	Shares or Principal Amount	Value

Automobiles (0.4%)
Drew Industries, Inc. (b)	3,900	$112,515

Banks (10.5%)
Capital Corp. of the West	8,105	267,465
Columbia Banking System, Inc.	8,250	238,508
Commercial Capital Bancorp, Inc.	13,900	223,234
East West Bancorp, Inc.	7,600	291,004
First Place Financial Corp.	4,744	106,645
Franklin Bank Corp. (b)	18,040	311,190
Greene County Bancshares, Inc.	9,000	239,040
Midwest Banc Holding, Inc.	7,400	166,056
Placer Sierra Bancshares	10,644	286,536
Security Bank Corp. (c)	11,180	275,922
Vineyard National Bancorp Co.	8,090	236,875

		2,642,475

Capital Goods (12.2%)
Actuant Corp.	5,600	272,720
Beacon Roofing Supply, Inc. (b)	4,200	114,492
ElkCorp.	1,100	34,793
Foster Wheeler Ltd. (b)	10,300	291,284
Gardner Denver, Inc. (b)	5,500	267,300
Genlyte Group, Inc. (b)	5,090	259,437
Greenbrier Cos., Inc. (The)	6,800	187,340
Regal-Beloit Corp.	9,400	299,202
Stewart & Stevenson Services, Inc.	9,543	227,696
Teledyne Technologies, Inc. (b)	6,000	211,560
Thomas & Betts Corp. (b)	7,700	299,683
UAP Holding Corp.	1,200	22,920
United Industrial Corp.	6,200	218,798
Wabtec Corp.	9,000	244,800
Washington Group International, Inc. (b)	2,150	106,855

		3,058,880

Commercial Services & Supplies (0.4%)
Steelcase, Inc., Class A	7,300	104,536

Consumer Durables & Apparel (2.6%)
Champion Enterprises, Inc. (b)	18,400	255,392
Jarden Corp. (b)	6,350	214,567
Snap-On, Inc.	5,100	183,702

		653,661

	Shares or Principal Amount	Value

Consumer Services (1.3%)
Denny’s Corp. (b)	31,100	$124,400
Jack in the Box, Inc. (b)	2,100	62,370
Sunterra Corp. (b)	11,800	141,718

		328,488

Diversified Financials (2.3%)
Advanta Corp.	9,993	283,501
Affiliated Managers Group, Inc. (b)	3,750	287,813

		571,314

Energy (4.4%)
Hanover Compressor Co. (b)	18,900	243,055
Hornbeck Offshore Services, Inc. (b)	6,629	213,520
KCS Energy, Inc. (b)	8,720	210,326
Pioneer Drilling Co. (b)	12,810	219,435
Southwestern Energy Co. (b)	3,000	217,620

		1,103,956

Food & Beverage (1.2%)
Flowers Foods, Inc.	5,000	146,500
Reddy Ice Holdings, Inc.	7,000	152,460

		298,960

Food & Staples Retailing (1.4%)
Casey’s General Stores, Inc.	6,400	138,112
Longs Drug Stores Corp.	2,300	95,933
Wild Oats Markets, Inc. (b)	10,000	111,200

		345,245

Healthcare Equipments & Services (4.9%)
Adeza Biomedical Corp. (b)	8,920	152,086
HealthTronics, Inc. (b)	26,400	239,976
Integra Lifesciences Corp. (b)	5,600	193,200
IntraLase Corp. (b)	15,700	242,722
LifePoint Hospitals, Inc. (b)	6,200	242,420
Symmetry Medical, Inc. (b)	6,700	148,338

		1,218,742

Household & Personal Products (0.7%)
Elizabeth Arden, Inc. (b)	8,400	182,028

Insurance (5.8%)
Allmerica Financial Corp. (b)	9,900	377,190
National Financial Partners Corp.	7,000	316,610
ProAssurance Corp. (b)	2,800	131,040

2005 Annual Report	19

Statement of Investments (Continued)

October 31, 2005

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Insurance (continued)
Scottish Re Group Ltd.	11,500	$282,325
Tower Group, Inc.	18,280	352,256

		1,459,421

Materials (5.7%)
Airgas, Inc.	7,900	223,333
Aleris International, Inc. (b)	8,300	215,468
Allegheny Technologies, Inc.	7,900	226,809
Olin Corp.	13,700	244,956
Omnova Solutions, Inc. (b)	31,391	141,260
RPM International, Inc.	10,500	195,510
Texas Industries, Inc.	3,500	173,600

		1,420,936

Media (2.0%)
Lions Gate Entertainment Corp. (b)	17,200	165,120
Salem Communications Corp. (b)	7,000	131,040
Scholastic Corp. (b)	6,398	208,255

		504,415

Pharmaceuticals & Biotechnology (1.4%)
Kos Pharmaceuticals, Inc. (b)	3,200	192,000
Serologicals Corp. (b)	8,100	157,788

		349,788

Real Estate (9.5%)
American Campus Communities, Inc.	9,000	222,750
American Financial Realty Trust	19,700	242,507
Ashford Hospitality Trust	29,934	314,307
BioMed Realty Trust, Inc.	10,000	250,100
Eagle Hospitality Properties Trust	22,340	212,453
First Industrial Realty Trust	8,200	333,166
First Potomac Realty Trust	8,000	202,720
JER Investors Trust, Inc.	11,200	190,960
Medical Properties Trust, Inc.	26,400	236,016
Trammell Crow Co. (b)	7,331	187,454

		2,392,433

Retailing (3.5%)
AnnTaylor Stores Corp. (b)	6,500	157,755
Hot Topic, Inc. (b)	12,600	187,614
J. Jill Group, Inc. (b)	5,500	69,850
Jos. A. Bank Clothiers, Inc. (b)	3,100	126,511

	Shares or Principal Amount	Value

Retailing (continued)
Too, Inc. (b)	6,600	$187,506
United Auto Group, Inc. (c)	4,600	155,158

		884,394

Semiconductors & Equipment (2.5%)
Cirrus Logic, Inc. (b)	28,900	189,584
Mattson Technology (b)	14,700	115,983
ON Semiconductor Corp. (b)	30,500	141,520
Silicon Storage Technology (b)	33,600	169,680

		616,767

Software & Services (7.2%)
Akamai Technologies, Inc. (b)	8,500	147,390
Aspen Technologies, Inc. (b)	33,000	199,650
Covansys Corp. (b)	12,300	196,800
HomeStore, Inc. (b)	44,500	161,535
InterVoice, Inc. (b)	11,162	104,030
Jupitermedia Corp. (b)	10,500	178,500
Lawson Software (b)	26,500	202,990
Parametric Technology Corp. (b)	26,800	174,468
Take-Two Interactive Software, Inc. (b)	7,300	150,745
TIBCO Software, Inc. (b)	19,200	145,728
United Online, Inc.	11,400	152,874

		1,814,710

Technology Hardware & Equipment (3.5%)
3Com Corp. (b)	38,500	148,225
Coherent, Inc. (b)	7,000	207,270
Dot Hill Systems Corp. (b)	24,000	166,320
Intergraph Corp. (b)	2,300	111,274
Polycom, Inc. (b)	15,400	235,620

		868,709

Telecommunications (1.5%)
Dobson Communications Corp. (b)	22,600	164,754
NII Holdings, Inc. (b)	2,400	199,008

		363,762

Transportation (2.7%)
Alaska Air Group, Inc. (b)	8,800	277,464
Laidlaw International, Inc.	10,500	238,770
RailAmerica, Inc. (b)	13,400	158,790

		675,024

20	Annual Report 2005

Statement of Investments (Continued)

October 31, 2005

NorthPointe Small Cap Value Fund (Continued)

Common Stocks (continued)

	Shares or Principal Amount	Value

Utilities (5.2%)
Avista Corp.	18,200	$318,864
El Paso Electric Co. (b)	14,500	313,925
South Jersey Industries, Inc.	7,100	198,445
Westar Energy, Inc.	10,400	229,840
WPS Resources Corp.	4,600	250,976

		1,312,050

Total Common Stocks		23,283,209

Cash Equivalents (6.4%)
Investments in repurchase agreements (Collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages, in a joint trading account at 3.90%, dated 10/31/05, due 11/01/05, repurchase price $1,599,687)	$1,599,514	1,599,514

Total Cash Equivalents		1,599,514

Short-Term Securities Held as Collateral for Securities

Lending (0.2%)

	Shares or Principal Amount	Value
Pool of short-term securities for Gartmore Mutual Funds — note 2 (Securities Lending	$58,670	$58,670

Total Short-Term Securities Held as Collateral for Securities Lending		58,670

Total Investments (Cost $23,249,074) (a) — 99.5%		24,941,393

Other assets in excess of liabilities — 0.5%		127,477

NET ASSETS — 100.0%		$25,068,870

(a)	See notes to financial statements for tax unrealized appreciation (depreciation) of securities.
(b)	Denotes a non-income producing security.
(c)	All or part of the security was on loan as of October 31, 2005.

See notes to financial statements.

2005 Annual Report	21

Statements of Assets and Liabilities

October 31, 2005

	NorthPointe Small Cap Growth Fund	NorthPointe Small Cap Value Fund
Assets:
Investments, at value (cost $38,054,413 and $21,649,560; respectively)	$40,685,963	$23,341,879
Repurchase agreements, at cost and value	1,522,223	1,599,514

Total Investments	42,208,186	24,941,393

Interest and dividends receivable	8,115	9,970
Receivable for investments sold	364,498	374,346
Prepaid expenses and other assets	447	3,433

Total Assets	42,581,246	25,329,142

Liabilities:
Payable to investment adviser	6,960	858
Payable for investments purchased	1,451,536	178,682
Payable for return of collateral received for securities on loan	—	58,670
Accrued expenses and other payables
Investment advisory fees	27,159	17,936
Fund administration and transfer agent fees	2,989	3,007
Administrative servicing fees	2	—
Trustee fees	99	45
Other	13,152	1,074

Total Liabilities	1,501,897	260,272

Net Assets	$41,079,349	$25,068,870

Represented by:
Capital	$35,052,279	$18,117,027
Accumulated net investment income (loss)	—	—
Accumulated net realized gains (losses) from investment transactions	3,395,520	5,259,524
Net unrealized appreciation (depreciation) on investments	2,631,550	1,692,319

Net Assets	$41,079,349	$25,068,870

See notes to financial statements.

22	Annual Report 2005

Statements of Assets and Liabilities (Continued)

October 31, 2005

	NorthPointe Small Cap Growth Fund	NorthPointe Small Cap Value Fund
Net Assets:
Class A Shares	$1,167	$—
Class B Shares	1,158	—
Class C Shares	1,158	—
Class R Shares	1,163	—
Institutional Service Class Shares	1,170	—
Institutional Class Shares	41,073,533	25,068,870

Total	$41,079,349	$25,068,870

Shares outstanding (unlimited number of shares authorized):
Class A Shares	100	—
Class B Shares	100	—
Class C Shares	100	—
Class R Shares	100	—
Institutional Service Class Shares	100	—
Institutional Class Shares	3,508,819	2,004,123

Total	3,509,319	2,004,123

Net asset value and redemption price per share:
Class A Shares	$11.67	$—
Class B Shares (a)	$11.58	$—
Class C Shares (b)	$11.58	$—
Class R Shares	$11.63	$—
Institutional Service Class Shares	$11.70	$—
Institutional Class Shares	$11.71	$12.51

Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.38	$—

Maximum Sales Charge — Class A Shares	5.75%

(a)	For Class B shares, the redemption price per share varies by the length of time shares are held
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year

See notes to financial statements.

2005 Annual Report	23

Statements of Operations

October 31, 2005

	NorthPointe Small Cap Growth Fund	NorthPointe Small Cap Value Fund
INVESTMENT INCOME:
Interest income	$41,385	$32,957
Dividend income	83,053	416,272
Income from securities lending	24,156	10,872

Total Income	148,594	460,101

Expenses:
Investment advisory fees	479,342	243,983
Fund administration and transfer agent fees	62,861	34,784
Distribution fees Class A	4	—
Distribution fees Class B	11	—
Distribution fees Class C	11	—
Distribution fees Class R	4	—
Administrative Servicing fees Class R	2	—
Registration and filing fees	34,638	—
Trustee fees	1,847	1,209
Other	20,811	11,390

Total expenses before waived or reimbursed expenses	599,531	291,366
Earnings credit (Note 5)	(147)	(66)
Expenses reimbursed	(44,324)	(4,960)

Total Expenses	555,060	286,340

Net Investment Income (Loss)	(406,466)	173,761

REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Realized gains (losses) on investments transactions	3,804,514	5,765,598
Net change in unrealized appreciation/depreciation on investments	2,824,368	(1,593,752)

Net realized/unrealized gains (losses) on investments	6,628,882	4,171,846

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$6,222,416	$4,345,607

See notes to financial statements.

24	Annual Report 2005

Statements of Changes in Net Assets

October 31, 2005

	NorthPointe Small Cap Growth Fund		NorthPointe Small Cap Value Fund
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Year Ended October 31, 2004
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income (loss)	$(406,466)	$(6,591)	$173,761	$67,196
Net realized gains (losses) on investment transactions	3,804,514	(2,528)	5,765,598	7,609,857
Net change in unrealized appreciation/depreciation on investments	2,824,368	(192,818)	(1,593,752)	(3,245,906)

Change in net assets resulting from operations	6,222,416	(201,937)	4,345,607	4,431,147

Distributions to Institutional Class Shareholders from:
Net investment income	—	—	(177,262)	(65,374)
Net realized gains on investments	—	—	(7,680,667)	(2,004,933)

Change in net assets from shareholder distributions	—	—	(7,857,929)	(2,070,307)

Change in net assets from capital transactions	(14,941,130)	50,000,000	(3,575,161)	(9,532,527)

Change in net assets	(8,718,714)	49,798,063	(7,087,483)	(7,171,687)

Net Assets:
Beginning of period	49,798,063	–	32,156,353	39,328,040

End of period	$41,079,349	$49,798,063	$25,068,870	$32,156,353

Accumulated net investment income (loss)	$—	$(30)	$—	$1,822

(a)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

See notes to financial statements.

2005 Annual Report	25

Financial Highlights

Selected Data for Each Share of Capital Outstanding

NorthPointe Small Cap Growth Fund

		Investment Activities							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period	Total Return (a)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets (b)		Portfolio Turnover (c)

Class A Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.48	0.47	$10.47	4.70%	(e)	$1	1.50%	(f)	(1.17%	)(f)	9.82%	(f)	(9.48%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.13)		1.33	1.20	$11.67	11.46%		$1	1.58%		(1.11%	)	1.69%		(1.22%	)	144.08%

Class B Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.47	0.46	$10.46	4.60%	(e)	$1	2.07%	(f)	(1.78%	)(f)	9.13%	(f)	(8.84%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.20)		1.32	1.12	$11.58	10.71%		$1	2.02%		(1.79%	)	2.10%		(1.87%	)	144.08%

Class C Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.47	0.46	$10.46	4.60%	(e)	$1	2.07%	(f)	(1.78%	)(f)	9.13%	(f)	(8.84%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.20)		1.32	1.12	$11.58	10.71%		$1	2.02%		(1.79%	)	2.11%		(1.87%	)	144.08%

Class R Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.47	0.46	$10.46	4.60%	(e)	$1	1.73%	(f)	(1.17%	)(f)	8.65%	(f)	(6.92%	)(f)	0.48%
Year Ended October 31, 2005	$10.46	(0.16)		1.33	1.17	$11.63	11.19%		$1	1.55%		(1.41%	)	1.56%		(1.43%	)	144.08%

Institutional Service Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01)		0.48	0.47	$10.47	4.70%	(e)	$1	1.04%	(f)	(0.74%	)(f)	8.22%	(f)	(7.92%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.10)		1.33	1.23	$11.70	11.75%		$1	1.19%		(0.87%	)	1.40%		(1.08%	)	144.08%

Institutional Class Shares
Period Ended October 31, 2004 (d)	$10.00	(0.01	)(g)	0.48	0.47	$10.47	4.70%	(e)	$49,793	1.07%	(f)	(1.02%	)(f)	2.18%	(f)	(2.14%	)(f)	0.48%
Year Ended October 31, 2005	$10.47	(0.12)		1.36	1.24	$11.71	11.84%		$41,074	1.10%		(0.81%	)	1.19%		(0.89%	)	144.08%

(a)	Excludes sales charges
(b)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.
(e)	Not annualized.
(f)	Annualized.
(g)	Net investment income (loss) is based on average shares outstanding during the period.

See notes to financial statements.

26	Annual Report 2005

Financial Highlights

Selected Data for Each Share of Capital Outstanding

NorthPointe Small Cap Value Fund

		Investment Activities			Distributions						Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period	Total Return		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (a)	Ratio of Net Investment Income (Prior to Reimbursements) to Average Net Assets (a)	Portfolio Turnover

Institutional Class Shares
Year Ended October 31, 2001	$10.50	0.13	0.62	0.75	(0.11)	—	(0.11)	$11.14	7.13%		$30,470	1.00%	1.00%	1.38%	0.62%	150.45%
Year Ended October 31, 2002	$11.14	0.06	(0.69)	(0.63)	(0.06)	(0.63)	(0.69)	$9.82	(6.43%	)	$29,961	1.00%	0.52%	1.06%	0.46%	105.59%
Year Ended October 31, 2003	$9.82	0.03	3.72	3.75	(0.04)	—	(0.04)	$13.53	38.25%		$39,328	1.00%	0.25%	1.01%	0.23%	102.63%
Year Ended October 31, 2004	$13.53	0.03	1.64	1.67	(0.03)	(0.74)	(0.77)	$14.43	12.65%		$32,156	0.99%	0.19%	1.00%	0.18%	135.45%
Year Ended October 31, 2005	$14.43	0.08	1.99	2.07	(0.08)	(3.91)	(3.99)	$12.51	15.39%		$25,069	1.00%	0.61%	1.03%	0.59%	164.93%

(a)	During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

See notes to financial statements.

2005 Annual Report	27

Notes to Financial Statements

October 31, 2005

1. Organization

Gartmore Mutual Funds (the “Trust”) is an open-end management investment company, organized under the laws of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. Prior to January 25, 2002, the Trust was named “Nationwide Mutual Funds”. The Trust was originally created under the laws of Ohio as an Ohio business trust pursuant to a Declaration of Trust dated, as of October 30, 1997, as subsequently amended, and redomesticated as a Delaware Statutory Trust on February 28, 2005, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The redomestication was a change in statutory status and did not affect the operations of the Trust. As of October 31, 2005, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. The Trust operates forty-six (46) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (individually, a “Fund”; collectively, the “Funds”):

- NorthPointe Small Cap Growth Fund (“Small Cap Growth”)

- NorthPointe Small Cap Value Fund (“Small Cap Value”)

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims that may be made against the Trust. Based on experience however, the Trust expects that risk of loss to be remote.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Prices are taken from the primary market or exchange in which each security trades. Prices are taken from the primary market or exchange in which each security trades. Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. Dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Trust’s Board of Trustees. The “Fair Value” of these securities is determined in good faith by taking into account relevant factors and surrounding circumstances. Methods utilized to obtain a “Fair Value” may include the following non-exclusive list of SEC acceptable methods: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security;

28	Annual Report 2005

(iii) the yield-to-maturity for debt issues; or (iv) a consolidation of the methods. The Gartmore Fair Value Committee considers a non-exclusive list of factors to arrive at the appropriate method of determining “Fair Value.” For example, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The Funds holding foreign equity securities (the “Foreign Equity Funds”) value foreign securities at fair value in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the Valuation Time. Due to the time differences between the closings of the relevant foreign securities exchanges and the Valuation Time for the Foreign Equity Funds, the Foreign Equity Funds will fair value their foreign investments when it is determined that the market quotations for the foreign investments either are not readily available or are unreliable and, therefore, do not represent fair value. When the fair value prices are utilized, these prices will attempt to reflect the impact of the U.S. financial markets’ perceptions and trading activities on the Foreign Equity Funds’ foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Trustees of the Trust has determined that movements in relevant indices or other appropriate market indicators, after the close of the foreign securities exchanges, may demonstrate that market quotations are unreliable, and may trigger fair value pricing for certain securities. Consequently, fair valuation of portfolio securities may occur on a daily basis. In determining fair value prices, the Trust utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of these prices will have a material impact on the net asset value of a Foreign Equity Fund. When a Foreign Equity Fund uses fair value pricing, the values assigned to the Foreign Equity Fund’s foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges. As of October 31, 2005, the Funds did not hold any foreign equity securities.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified sub-custodian or in the Federal Reserve/ Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds may transfer uninvested cash balances into a pooled cash account. These balances are invested in one or more repurchase agreements, with the counterparties of CS First Boston and Nomura Securities which are fully collateralized by U.S. Government Agencies and U.S. Government Agency Mortgages.

(c)	Futures Contracts

The Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Funds intend to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes. Upon entering into a futures contract, these Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the daily variation margin is recognized on a daily basis. Future contracts are valued daily at their last quoted sale price.

2005 Annual Report	29

Notes to Financial Statements (Continued)

October 31, 2005

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the value of the underlying hedged assets.

The Funds did not have any futures contracts during the year ended October 31, 2005.

(d)	Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold (“trade date”). Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(e)	Securities Lending

To generate additional income, each of the Funds may lend up to 33 1/3% of the Fund’s total assets pursuant to agreements, requiring that the borrower deliver cash or securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan of non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned, and thereafter requiring the borrower to mark to market the collateral on a daily basis and requiring the borrower to make up any shortfall of collateral. The Funds receive payments from borrowers of the dividends and interest that the Funds are entitled to for the positions on loan. These loan positions simultaneously earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the value of securities loaned. There may be risks of delay in recovery of the securities should the borrower of the securities fail financially. Loans will be made, however, only to borrowers deemed by the Funds’ investment adviser to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the adviser, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank serves as custodian for the securities lending program of the Funds. JP Morgan Chase Bank receives a fee based on the value of collateral received from borrowers.

The cash collateral received by the Funds at October 31, 2005, was pooled and invested in the following:

Security Type	Issuer	Value	Maturity Rate	Maturity Date
Repurchase Agreement	Nomura Securities	$58,670	4.05%	11/01/05

Information on the investment of cash collateral is shown in the Statement of Investments.

As of October 31, 2005, the following Funds had securities with the following values on loan:

Fund	Value of Loaned Securities	Value of Collateral
Small Cap Value	$59,051	$58,670

(f)	Distributions to Shareholders

Net investment income, if any, is declared and paid quarterly for the Funds. Distributable net realized capital gains, if any, are declared and distributed at least annually.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in

30	Annual Report 2005

nature. In accordance with American Institute of Certified Public Accountants (the “AICPA”) Statement of Position 93-2, permanent differences (i.e., reclassification of market discounts, gain/loss, paydowns and distributions) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these excesses are reported as distributions of paid-in-capital.

(g)	Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes.

(h)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the Trust. For the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(i)	Capital Share Transactions

Transactions in capital shares of the Funds were as follows:

	Small Cap Growth		Small Cap Value
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Year Ended October 31, 2004
CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$—	$1,000	$—	$—

	—	1,000	—	—

Class B Shares
Proceeds from shares issued	—	1,000	—	—

	—	1,000	—	—

Class C Shares
Proceeds from shares issued	—	1,000	—	—

	—	1,000	—	—

Class R Shares
Proceeds from shares issued	—	1,000	—	—

	—	1,000	—	—

Institutional Service Class Shares
Proceeds from shares issued	—	1,000	—	—

	—	1,000

(a)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

2005 Annual Report	31

Notes to Financial Statements (Continued)

October 31, 2005

	Small Cap Growth		Small Cap Value
	Year Ended October 31, 2005	Period Ended October 31, 2004 (a)	Year Ended October 31, 2005	Year Ended October 31, 2004

Institutional Class Shares
Proceeds from shares issued	14,000,073	49,995,000	175,000	3,946,839
Dividends reinvested	—	—	7,634,747	2,016,737
Cost of shares redeemed	(28,941,203)	—	(11,384,908)	(15,496,103)

	(14,941,130)	49,995,000	(3,575,161)	(9,532,527)

Change in net assets from capital transactions	$(14,941,130)	$50,000,000	$(3,575,161)	$(9,532,527)

SHARE TRANSACTIONS:
Class A Shares
Issued	—	100	—	—

	—	100	—	—

Class B Shares
Issued	—	100	—	—

	—	100	—	—

Class C Shares
Issued	—	100	—	—

	—	100	—	—

Class R Shares
Issued	—	100	—	—

	—	100	—	—

Institutional Service Class Shares
Issued	—	100	—	—

	—	100	—	—

Institutional Class Shares
Issued	1,211,225	4,755,967	15,138	269,490
Reinvested	—	—	629,899	147,071
Redeemed	(2,458,373)	—	(870,005)	(1,093,972)

	(1,247,148)	4,755,967	(224,968)	(677,411)

Total change in shares	(1,247,148)	4,756,467	(224,968)	(677,411)

(a)	For the period from September 29, 2004 (commencement of operations) through October 31, 2004.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Gartmore Mutual Fund Capital Trust (“GMF”) manages the investment of the assets and supervises the daily business affairs of the Funds. GMF is a wholly-owned subsidiary of Gartmore Global Investments, Inc. (“GGI”), a holding company. GGI is a majority-owned subsidiary of Gartmore Global Asset Management Trust (“GGAMT”). GGAMT is a wholly-owned subsidiary of Nationwide Corporation. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), each of which is a mutual company owned by its policyholders. GMF provides investment management evaluation services in initially selecting and monitoring on an ongoing basis, the performance of the subadviser, NorthPointe, LLC (“NorthPointe”) for the Funds. NorthPointe manages each of the Fund’s investments and has the responsibility for making all investment decisions for the Funds.

32	Annual Report 2005

Under the terms of the Investment Advisory Agreement, each Fund pays GMF an investment advisory fee based on that Fund’s average daily net assets. From such fees, pursuant to the subadvisory agreement, GMF pays fees to NorthPointe. Additional information regarding the investment advisory fees and subadvisory fees for GMF and the subadvisers is as follows for the year ended October 31, 2005:

Fund	Fee Schedule	Total Fees	Fees Retained	Paid to Subadviser
Small Cap Growth	All Assets	0.95%	—	0.95%
Small Cap Value	All Assets	0.85%	—	0.85%

GMF and the Funds have entered into written contracts (“Expense Limitation Agreements”) that limit operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, short sale dividend expenses, Rule 12b-1 fees, and administrative services fees) from exceeding 1.10% for all classes on Small Cap Growth and 1.00% for all classes on Small Cap Value until February 28, 2006.

GMF may request and receive reimbursement from the Small Cap Growth Fund of the advisory fees waived and other expenses reimbursed by GMF pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the fees were waived or expenses reimbursed if the Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of the Fund to exceed the limits set forth above. No reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by GMF is not permitted.

As of the year ended October 31, 2005, the cumulative potential reimbursements of the Small Cap Growth Fund, based on reimbursements which expire within three years from the fiscal year in which the corresponding reimbursements to the Fund was made for expenses reimbursed by GMF would be:

Fund	Fiscal Year 2004	Fiscal Year 2005
Small Cap Growth	$7,391	$44,324

Under the terms of a Distribution Plan under Rule 12b-1 of the 1940 Act, Gartmore Distribution Services, Inc. (“GDSI”), the Fund’s distributor, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. These fees are based on average daily net assets of the respective class of the Fund at an annual rate not to exceed the following:

Fund	Class A Shares	Class B Shares	Class C Shares	Class R Shares
Small Cap Growth	0.25%	1.00%	1.00%	0.50%

Pursuant to an Underwriting Agreement, GDSI serves as principal underwriter of the Fund in the continuous distribution of their shares and receives commissions in the form of a front-end sales charge on the Class A shares. These fees are deducted from and are not included in proceeds from sales of Class A shares. From these fees, GDSI pays sales commissions, salaries, and other expenses in connection with generating new sales of Class A shares of the Small Cap Growth Fund. GDSI also receives fees for services as principal underwriter for Class B shares of the Small Cap Growth Fund. These fees are contingent deferred sales charges (“CDSCs”) ranging from 1% to 5% imposed on redemptions of Class B shares which may cause the current value of a shareholder’s account to fall below the total purchase payments. The CDSC, if applicable, will be imposed on redemptions made within six years of the purchase. Class C shares have a CDSC fee of 1% imposed on redemptions of Class C shares of the Small Cap Growth Fund made within one year of purchase. For the year ended October 31, 2005, GDSI received no commissions from front-end sales charges of Class A shares and from CDSC fees from Class B and Class C shares of the Small Cap Growth Fund.

2005 Annual Report	33

Notes to Financial Statements (Continued)

October 31, 2005

Under the terms of a Fund Administration and Transfer Agency Agreement, Gartmore SA Capital Trust (“GSA”) provides various administrative and accounting services for the Funds, and Gartmore Investors Services, Inc. (“GISI”), an indirect subsidiary of GSA, serves as Transfer Agent and Dividend Disbursing Agent for each of the Funds. For the period November 1, 2004 through December 31, 2004, the fees for the services provided under such agreement were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees then are allocated proportionately among all Funds within the Trust in relation to the average daily net assets of each Fund and are paid to GSA. GSA pays GISI from these fees for GISI’s services.

Combined Fee Schedule*
Up to $1 billion	0.25%
$1 billion and more up to $3 billion	0.18%
$3 billion and more up to $4 billion	0.14%
$4 billion and more up to $5 billion	0.07%
$5 billion and more up to $10 billion	0.04%
$10 billion and more up to $12 billion	0.02%
$12 billion or more	0.01%
*	The assets of the Gartmore Investor Destinations Aggressive, Gartmore Investor Destinations Moderately Aggressive, Gartmore Investor Destinations Moderate, Gartmore Investor Destinations Moderately Conservative and Gartmore Investor Destinations Conservative Funds (collectively, the “Investor Destinations Funds”) and the Gartmore Optimal Allocations Fund: Aggressive, Gartmore Optimal Allocations Fund: Moderate, Gartmore Optimal Allocations Fund: Moderately Aggressive, and Gartmore Optimal Allocations Fund: Specialty (collectively, the “Optimal Funds”) are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

Effective January 1, 2005, the fee for the fund administration and transfer agency services increased as set forth below. The fees are calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees are then allocated proportionately among all funds within the Trust in relation to the average daily net assets of each fund and are paid to GSA.

Combined Fee Schedule*
Up to $1 billion	0.26%
$1 billion and more up to $3 billion	0.19%
$3 billion and more up to $4 billion	0.15%
$4 billion and more up to $5 billion	0.08%
$5 billion and more up to $10 billion	0.05%
$10 billion and more up to $12 billion	0.03%
$12 billion or more	0.02%
*	The assets of the Investor Destinations Funds and the Optimal Funds are excluded from the Trust asset level amount in order to calculate this asset based fee. The Investor Destinations Funds and the Optimal Funds do not pay any part of this fee.

GSA and GISI have entered into agreements with BISYS Fund Services Ohio, Inc. (“BISYS”), pursuant to which BISYS provides sub-administration and sub-transfer agency services, respectively, to the Funds.

Under the terms of an Administrative Services Plan, the Funds may pay fees to servicing organizations, such as brokerdealers, including Nationwide Financial Services, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services include, but are not limited, to the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquiries regarding the Funds; and other such services. These

34	Annual Report 2005

fees are based on an annual rate of up to 0.25% of the average daily net assets of the Class A, Class R and Institutional Service Class shares of each of the Funds.

As of October 31, 2005, the advisers or affiliates of the advisers directly held 100% of the shares outstanding of the Small Cap Growth Fund.

4.	Short-Term Trading Fees

The Small Cap Growth Fund assesses a 2.00% redemption fee on all classes of shares that are purchased and are sold or exchanged within 90 days of purchase. The redemption fee, if any, is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. For the year ended October 31, 2005, the Fund had no contributions to capital due to collection of redemption fees.

5.	Bank Loans and Earnings Credit

The Trust has a credit agreement of $100,000,000 with J.P. Morgan Chase & Co. Borrowings under this arrangement bear interest at the Federal Funds rate plus 0.50%. The interest costs are included in custodian fees in the Statement of Operations. No compensating balances were required under the terms of the line of credit. There were no borrowings outstanding as of October 31, 2005.

The Trusts’ custodian bank has agreed to reduce its fees when the funds of the Trust maintain cash on deposit in non-interest-bearing custody and Demand Deposit Accounts.

6. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2005, are summarized as follows:

Fund	Purchases	Sales
Small Cap Growth	$70,836,147	$83,241,222
Small Cap Value	45,528,928	57,475,719

7. Federal Tax Information

The tax character of distributions paid during the fiscal year ended October 31, 2005, was as follows: (total distributions paid may differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Small Cap Growth	$–	$–	$–
Small Cap Value	1,994,975	5,862,954	7,857,929

2005 Annual Report	35

Notes to Financial Statements (Continued)

October 31, 2005

The tax character of distributions paid during the fiscal year ended October 31, 2004 was as follows: (total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid
Small Cap Growth	$–	$–	$–	$–	$–
Small Cap Value	1,222,852	847,455	2,070,307	–	2,070,307

As of October 31, 2005, the components of accumulated earnings (deficit) on a tax basis was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Small Cap Growth	$3,586,567	$–	$3,586,567	$2,440,503	$6,027,070
Small Cap Value	2,782,240	2,557,998	5,340,238	1,611,605	6,951,843
*	The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales; the difference between book and tax amortization methods for premium and market discount; and the return of capital adjustments from real estate investment trusts.

As of October 31, 2005, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Growth	$39,767,683	$4,525,510	$(2,085,007)	$2,440,503
Small Cap Value	23,329,788	2,360,975	(749,370)	1,611,605

36	Annual Report 2005

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Gartmore Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Gartmore NorthPointe Small Cap Growth Fund and Gartmore NorthPointe Small Cap Value Fund (two series of Gartmore Mutual Funds, hereafter referred to as the “Funds”) at October 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years (or periods) then ended and the financial highlights for each of the four years (or periods) then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States.) Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of Gartmore NorthPointe Small Cap Value Fund for the year ended October 31, 2001 were audited by other independent accountants whose report dated December 14, 2001 expressed an unqualified opinion on those financial statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2005

2005 Annual Report	37

Supplemental Information (unaudited)

1. Other Federal Tax Information (Unaudited):

For the period ended October 31, 2005, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2005 Form 1099-DIV.

For the period ended October 31, 2005, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Small Cap Growth	$112,583
Small Cap Value	418,013

For the taxable year ended October 31, 2005, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Received Deduction
Small Cap Value	19%

2. Shareholder Meeting

A separate shareholder meeting was held on Tuesday, December 23, 2004, for the shareholders of the Trust’s predecessor pursuant to a Proxy Statement on Schedule 14A, dated October 29, 2004, and mailed to the shareholders of the Trust’s predecessor on or around November 5, 2004.

Two Proposals: The purpose of the December 23, 2004 meeting was to allow the shareholders of the Trust’s predecessor to vote on:

i.  Proposal One: The election of the Trust’s Predecessor’s Board of Trustees; and

ii. Proposal Two: The approval of an “Agreement and Plan of Reorganization” that provided for the reorganization of the Trust from an Ohio business trust into a Delaware statutory trust.

Proposal One: As set forth in the October 29, 2004 Proxy Statement, the nominees for election as Trustees of the Trust’s predecessor were: Charles E. Allen, Michael J. Baresich, Paula H.J. Cholmondeley, C. Brent DeVore, Phyllis Kay Dryden, Robert M. Duncan, Barbara L. Hennigar, Paul J. Hondros, Barbara I. Jacobs, Thomas J. Kerr, IV, Douglas F. Kridler, Michael D. McCarthy, Arden L. Shisler, and David C. Wetmore.

Proposal Two: As specifically set forth in the October 29, 2004 Proxy Statement, the Reorganization proposal requested the shareholders of the Trust’s predecessor to approve the proposed “Agreement and Plan of Reorganization” of the Trust’s predecessor (on behalf of each of the Trust’s funds) with and into a new Delaware-domiciled Trust, whereby the Funds of the new Delaware Trust would acquire all of the assets of the corresponding funds of the Trust’s predecessor subject to the liabilities, expenses, costs, charges, and reserves of the corresponding funds of the Trust’s predecessor (contingent or otherwise), in exchange for shares of the acquiring funds of the Trust to be distributed pro rata by the Trust to the holders of the shares of the funds of the Trust’s predecessor, in a complete liquidation of the Trust’s predecessor.

38	Annual Report 2005

Voting Results:

The shareholders of the Trust’s predecessor voted to approve both Proposal One and Proposal Two, as follows:

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Charles E. Allen:
FOR	1,484,045,010.745 shares (96.963%)
WITHHOLD	46,475,965.981 shares (3.037%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael J. Baresich:
FOR	1,479,546,876.136 shares (96.669%)
WITHHOLD	50,974,100.590 shares (3.331%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paula H.J. Cholmondeley:
FOR	1,483,986,754.474 shares (96.960%)
WITHHOLD	46,534,222.252 shares (3.040%)
TOTAL	1,530,520,976.726 shares (100.000%)

C. Brent DeVore:
FOR	1,483,232,555.715 shares (96.910%)
WITHHOLD	47,288,421.011 shares (3.090%)
TOTAL	1,530,520,976.726 shares (100.000%)

Phyllis Kay Dryden:
FOR	1,483,461,670.269 shares (96.925%)
WITHHOLD	47,059,306.457 shares (3.075%)
TOTAL	1,530,520,976.726 shares (100.000%)

Robert M. Duncan:
FOR	1,478,518,553.740 shares (96.602%)
WITHHOLD	52,002,422.986 shares (3.398%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara L. Hennigar:
FOR	1,483,932,926.673 shares (96.956%)
WITHHOLD	46,588,050.053 shares (3.044%)
TOTAL	1,530,520,976.726 shares (100.000%)

Paul J. Hondros:
FOR	1,483,799,576.741 shares (96.947%)
WITHHOLD	46,721,399.985 shares (3.053%)
TOTAL	1,530,520,976.726 shares (100.000%)

Barbara I. Jacobs:
FOR	1,482,757,593.191 shares (96.879%)
WITHHOLD	47,763,383.535 shares (3.121%)
TOTAL	1,530,520,976.726 shares (100.000%)

2005 Annual Report	39

Supplemental Information (unaudited) (continued)

Proposal One:	Election of a Board of Trustees of the Trust’s Predecessor
Thomas J. Kerr IV:
FOR	1,477,143,243.388 shares (96.512%)
WITHHOLD	53,377,733.338 shares (3.488%)
TOTAL	1,530,520,976.726 shares (100.000%)

Douglas F. Kridler:
FOR	1,484,100,191.103 shares (96.967%)
WITHHOLD	46,420,785.623 shares (3.033%)
TOTAL	1,530,520,976.726 shares (100.000%)

Michael D. McCarthy:
FOR	1,483,352,898.255 shares (96.918%)
WITHHOLD	47,168,078.471 shares (3.082%)
TOTAL	1,530,520,976.726 shares (100.000%)

Arden L. Shisler:
FOR	1,483,661,174.441 shares (96.938%)
WITHHOLD	46,859,802.285 shares (3.062%)
TOTAL	1,530,520,976.726 shares (100.000%)

David C. Wetmore:
FOR	1,484,021,388.615 shares (96.962%)
WITHHOLD	46,499,588.111 shares (3.038%)
TOTAL	1,530,520,976.726 shares (100.000%)

Proposal Two:	Approval of the Agreement and Plan of Reorganization of the Trust’s Predecessor:
FOR	1,338,850,729.743 shares (87.477%)
AGAINST	48,927,279.322 shares (3.197%)
ABSTAIN	86,596,336.653 shares (5.658%)
BROKER NON-VOTES	56,146,631.008 shares (3.668%)
TOTAL	1,530,520,976.726 share (100.000%)

40	Annual Report 2005

Management Information (Unaudited)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Charles E. Allen c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Allen is Chairman, Chief Executive Officer and President of the Graimark Realty Advisors, Inc. (real estate development, investment and asset management).	84	None

Paula H.J. Cholmondeley c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since July 2000	Ms. Cholmondeley has been the Chairman and Chief Executive Officer of the Sorrel Group, a management consulting company, since January 2004. Prior thereto, Ms. Cholmondeley was Vice President and General Manager of Sappi Fine Paper North America.	84	Director of Dentsply International, Inc., Ultralife Batteries, Inc. , Terex Corporation, Minerals Technology, Inc. and Albany International Corp.

C. Brent DeVore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1940	Trustee since 1990	Dr. DeVore is President of Otterbein College.	84	None

Phyllis K. Dryden c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Ms. Dryden was a former Managing Partner of marchFIRST, a global management consulting firm prior to February, 2001.	84	None

Barbara L. Hennigar c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1935	Trustee since July 2000	Retired.	84	None

2005 Annual Report	41

Management Information (Unaudited) (continued)

Trustees who are not Interested Persons (as defined in the 1940 Act) and Officers of the Funds as of

October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee	Other Directorships Held by Trustee or Nominee2

Barbara I. Jacobs c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1950	Trustee since December 2004	Ms. Jacobs has served as Chairman of the Board of Directors of KICAP Network Fund, a European (United Kingdom) hedge fund , since December 2000. Prior to 2004, Ms. Jacobs was also a Managing Director and European Portfolio Manager with CREF Investments (Teachers Insurance Annuity Association — College Retirement Equity Fund).	84	None

Douglas F. Kridler c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1955	Trustee since September 1997	Mr. Kridler has served as the President and Chief Executive Officer of the Columbus Foundation (a Columbus, OH-based foundation which manages over 1,300 individual endowment funds) since February 2002. Mr. Kridler was the President of the Columbus Association for the Performing Arts prior thereto and Chairman of the Greater Columbus Convention and Visitors Bureau during 2000 and 2001.	84	None

Michael D. McCarthy c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1947	Trustee since December 2004	Mr. McCarthy serves as: the Founder and Chairman of The Eureka Foundation (which sponsors and funds the “Great Museums” series on PBS); and a Partner of Pineville Properties LLC (a commercial real estate development firm).	84[3]	None

David C. Wetmore c/o Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since 1995 and Chairman since February 2005	Retired.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	Mr. McCarthy was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. McCarthy resigned as an Administrative Committee Member effective June 30, 2005.

Trustees and Officers who are not Interested Persons (as defined in the 1940 Act) of the Funds received aggregate compensation of $548,510 from the Trust for the year ended October 31, 2005. Additional information regarding the Trustees and Officers may be found in the Trust’s statement of additional information, which is available without charge upon request, by calling 800-848-0920.

42	Annual Report 2005

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2005

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee

Paul J. Hondros Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1948	Trustee since July 2000	Mr. Hondros has been President and Chief Executive Officer of various Gartmore entities, including Gartmore Distribution Services, Inc. (“GDSI”),[3] Gartmore Investor Services, Inc. (“GISI”),[3] Gartmore Morley Capital Management, Inc. (“GMCM”),[3] Gartmore Morley Financial Services, Inc. (“GMFS”), [3] NorthPointe Capital, LLC (“NorthPointe”),[3] Gartmore Global Asset Management Trust (“GGAMT”)3,, Gartmore Global Investments, Inc. (“GGI”)[3], Gartmore Mutual Fund Capital Trust (“GMFCT”)[3] and Gartmore SA Capital Trust (“GSA”)[3]; and a Director of Nationwide Securities, Inc.[3], as well as several entities within Nationwide Financial Services, Inc.	84[4]	None

Arden L. Shisler Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1941	Trustee since February 2000	Mr. Shisler has been a consultant since January 2003. Prior thereto, he was President and Chief Executive Officer of K&B Transport, Inc., a trucking firm. Since 1992, Mr. Shisler has also been Chairman of the Board for Nationwide Mutual Insurance Company3.	84	Director of Nationwide Financial Services, Inc.

Gerald J. Holland Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1951	Treasurer since March 2001	Mr. Holland is Senior Vice President — Operations for GGI[3], GMFCT[3] , and GSA[3].	84	None

Michael A. Krulikowski Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1959	Chief Compliance Officer since June 2004	Since November 1999, Mr. Krulikowski has served as a Vice President and Chief Compliance Officer of GGI. Since June 2004, Mr. Krulikowski has also served as Chief Compliance Officer of the Trust.	84	None

2005 Annual Report	43

Management Information (Unaudited) (continued)

Trustees who are Interested Persons (as defined in the 1940 Act) and/or Officers of the Funds as of

October 31, 2005 (Continued)

Name, Address and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Gartmore Fund Complex Overseen by Trustee

Eric E. Miller Gartmore Global Investments, Inc. 1200 River Road, Suite 1000 Conshohocken, PA 19428 1953	Secretary since December 2002	Mr. Miller is Senior Vice President, Chief Counsel for GGI[3], GMFCT[3] and GSA[3] since August 2002. From August 2000 to August 2002, Mr. Miller was a Partner with Stradley Ronan Stevens & Young, LLP.	84	None
1	Length of time served includes time served with the Trust’s predecessor.
2	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
3	This position is held with an affiliated person or principal underwriter of the Trust.
4	Mr. Hondros was also an Administrative Committee Member for the Alphagen Arneb Fund, LLC , The Healthcare Fund LDC, The Leaders Long-Short Fund, LLC, and The Leaders Long-Short Fund LDC, four private investment companies (hedge funds) managed by GSA. Mr. Hondros resigned as an Administrative Committee Member effective June 30, 2005.

Federal law requires the Trust, each of its investment advisers and sub-advisers to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Funds’ proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s website at www.gartmorefunds.com, or (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

44	Annual Report 2005

Index Definitions

Lipper Analytical Services, Inc. is an industry research firm whose rankings are based on total return performance and do not reflect the effect of sales charges. Each fund is ranked within a universe of funds similar in investment objective as determined by Lipper.

Russell 2000® Growth Index: An unmanaged index that measures the performance of the stocks of U.S. companies in the Russell 2000® Index (the smallest 2,000 U.S. companies, based on market capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000® Index: An unmanaged index that measures the performance of the stocks of small-capitalization U.S. companies; includes the smallest 2,000 U.S. companies in the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies, based on market capitalization.

Gartmore Funds

1200 River Road, Suite 1000

Conshohocken, PA 19428

www.gartmorefunds.com

Federal law requires the Fund, and the Fund’s investment advisers and subadvisers, to adopt procedures for voting proxies (“Proxy Voting Guidelines”) and to provide a summary of those Proxy Voting Guidelines used to vote the securities held by the Funds. The Fund’s proxy voting policies and procedures are available without charge (i) upon request, by calling 800-848-0920, (ii) on the Fund’s Web site at www.gartmorefunds.com, or (iii) on the U.S. Securities and Exchange Commission’s Web site at www.sec.gov.

© 2005 Gartmore Global Investments, Inc.

All rights reserved.

AR-NP 12/05

Item 2.	Code of Ethics.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

During the period covered by the report, with respect to the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-

2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a) (1)	The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on board’s audit committee.

3(a)(2)	The audit committee financial expert of the registrant’s board of trustees is Paula Cholmondeley, who, for purposes of this Item 3 of Form N-CSR, is an “independent” trustee of the registrant.

Item 4.	Principal Accountant Fees and Services.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

4(a) through 4(d): The information in the table below is provided for services rendered to the registrant by the registrant’s principal accountant, PricewaterhouseCoopers LLP (“PwC”), for the registrant’s fiscal years ended October 31, 2004 and October 31, 2005.

	2004	2005
Audit Fees	$396,045	$455,145
Audit-Related Fees[1]	$30,000	$0
Tax Fees[2]	$118,125	$211,750
All Other Fees	$0	$0

Total	$544,170	$666,895

1	Services include security counts performed under Rule 17f-2 of the 1940 Act.

2	Tax services in connection with the Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment advisers (i.e., Gartmore Mutual Fund Capital Trust, Gartmore Global Asset Management Trust, and Gartmore Morley Capital Management, Inc.) (hereinafter referred to collectively as “Gartmore Global Investments” or “GGI”), and any service provider to the registrant controlling, controlled by, or under common control with GGI that provided ongoing services to the registrant (hereinafter referred to collectively as the “Covered Services Provider”), for the registrant’s fiscal years ended October 31, 2004 and October 31, 2005.

	2004	2005
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (the “Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the registrant and (ii) all permissible non-audit services to be provided by the independent auditors to GGI and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate the Committee’s responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at the Committee’s next regularly-scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee also may establish detailed pre-approval policies and procedures for pre-approval of these services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than GGI or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all said permissible non-audit services provided to the registrant, GGI, and any Covered Services Provider constitutes not more than five percent (5%) of the total amount of revenues paid by the registrant to the registrant’s independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) these services are promptly brought to the attention of the Committee and approved by the Committee (or the Committee’s delegate(s)) prior to the completion of the audit.

4(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X, for the registrant’s fiscal years ended October 31, 2004 and October 31, 2005:

	2004	2005
Audit-Related Fees	None	None
Tax Fees	None	None
All Other Fees	None	None

Total	None	None

The information in the table below sets forth the percentages of fees for services (other than audit, review, or attest services) rendered by PwC to GGI and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant’s fiscal years ended October 31, 2004 and October 31, 2005:

	2004	2005
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

Total	N/A	N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

4(f) The percentage of hours expended to audit the registrant’s financial statements for the fiscal year ended October 31, 2005, that were attributed to work performed by persons other than PwC’s full-time, permanent employees was ___% [if over 50%]. Not Applicable

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

4(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant and service affiliates for the fiscal years ended October 31, 2004, and October 31, 2005 were $1,855,629, and $3,984,969, respectively.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

4(h) The registrant’s Audit Committee has considered whether the provision by PwC of non-audit services to GGI and Covered Services Providers that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X because these services did not directly relate to the registrant’s operations and financial reporting is compatible with maintaining PwC’s independence. Not Applicable

Item 5.	Audit Committee of Listed Registrants.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not applicable.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.	Schedule of Investments.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

This schedule is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the information specified in paragraphs (a) and (b) of this Item with respect to portfolio managers.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

The Independent Trustees and the Board of Trustees of the registrant adopted a formal, written “Policy Regarding Shareholder Submission of Trustee Candidates,” as well as a formal, written “Statement of Policy On Criteria For Selecting Trustees,” on June 9, 2004, and June 10, 2004, respectively. Neither this policy nor this statement of policy has been materially changed since the Board of Trustees adoption of the policy and the statement of policy, respectively. The Nominating and Fund Governance Committee of the Board of Trustees, however, on November 11, 2005, approved amendments to this policy and recommended that the Board of Trustees approve the amendments to the policy at the Board’s next regular meeting, to be held on January 12, 2006. The proposed Board amendments to the policy, though, concern the criteria for selecting candidates for Trustees and the characteristics expected of candidates for Trustees, as set forth in the Exhibit A, “Statement of Policy On Criteria For Selecting Trustees,” to the policy and, arguably, may not be deemed to be material changes to the policy.

Item 11.	Controls and Procedures.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within ninety (90) days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is: (i) accumulated and communicated to the investment company’s management, including the investment company’s certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications executed pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

Certifications executed pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GARTMORE MUTUAL FUNDS

By (Signature and Title)		/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	January 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)		/s/ PAUL J. HONDROS
	Name:	Paul J. Hondros
	Title:	President
	Date:	January 6, 2006

By (Signature and Title)		/s/ GERALD J. HOLLAND
	Name:	Gerald J. Holland
	Title:	Treasurer
	Date:	January 6, 2006